      As filed with the Securities and Exchange Commission on May 2, 2011


                                                      Registration No. 333-70730
                                                                        811-4113

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 26


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 166


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly, The Manufacturers Life Insurance Company (U.S.A.))
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                               601 Congress Street
                              Boston, MA 02210-2805
                     (Name and Address of Agent for Service)

                                    Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:


     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485



     [X]  on May 2, 2011, pursuant to paragraph (b) of Rule 485


     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ]  On,________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                               [JOHN HANCOCK LOGO]

                             the future is yours (R)


             -------------------------------------------------------

                     Venture(R) Variable Annuity Prospectus


                           PREVIOUSLY ISSUED CONTRACTS

             -------------------------------------------------------

                                   May 2, 2011



This Prospectus describes interests in VENTURE(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Variable Annuity Contract for the name of your issuing Company. This Prospectus is only authorized for use in connection with Venture(R) Variable Annuity Contracts purchased prior to May 2, 2011.



Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.



                                                                                           JOHN HANCOCK VARIABLE INSURANCE
JOHN HANCOCK VARIABLE INSURANCE TRUST       JOHN HANCOCK VARIABLE INSURANCE TRUST          TRUST
500 Index Trust(1,5)                        Equity-Income Trust(5,7)                       Optimized All Cap Trust(1,5)
Active Bond Trust(1,5)                      Financial Services Trust(5)                    Optimized Value Trust(1,5)
All Cap Core Trust(1,5)                     Franklin Templeton Founding                    Real Estate Securities Trust(5)
All Cap Value Trust(1,5)                     Allocation Trust(5)                           Real Return Bond Trust(1,5)
American Asset Allocation Trust(5)          Fundamental Value Trust(5)                     Science & Technology Trust(5)
American Blue Chip Income and Growth        Global Trust(1,5)                              Short Term Government Income
Trust(1,5)                                  Global Bond Trust(5)                           Trust(5)
American Bond Trust(5)                      Health Sciences Trust(5)                       Small Cap Growth Trust(5)
American Fundamental Holdings Trust(5)      High Yield Trust(3,5,6)                        Small Cap Index Trust(1,5)
American Global Diversification Trust(5)    International Core Trust(5)                    Small Cap Opportunities Trust(5)
American Global Growth Trust(5)             International Equity Index Trust A(1,5)        Small Cap Value Trust(5)
American Global Small Capitalization        International Opportunities Trust(5)           Small Company Value Trust(5)
Trust(5)                                    International Small Company Trust(5)           Smaller Company Growth Trust(5)
American Growth Trust(5)                    International Value Trust(5)                   Strategic Income Opportunities
American Growth-Income Trust(5)             Investment Quality Bond Trust(5)               Trust(1,2,5)
American High-Income Bond Trust(5)          Large Cap Trust(1,5)                           Total Bond Market Trust A
American International Trust(5)             Lifestyle Aggressive Trust(5)                  Total Return Trust(5)
American New World Trust(5)                 Lifestyle Balanced Trust                       Total Stock Market Index
Blue Chip Growth Trust(5)                   Lifestyle Conservative Trust                   Trust(1,5)
Capital Appreciation Trust(5)               Lifestyle Growth Trust                         Ultra Short Term Bond Trust
Capital Appreciation Value Trust(5)         Lifestyle Moderate Trust                       Utilities Trust(1,5)
Core Allocation Trust                       Mid Cap Index Trust(1,5)                       Value Trust(5)
Core Allocation Plus Trust(5)               Mid Cap Stock Trust(5)
Core Balanced Trust                         Mid Value Trust(1,5)                           BLACKROCK VARIABLE
Core Bond Trust(1,5)                        Money Market Trust                             SERIES FUNDS, INC.(4,5)
Core Disciplined Diversification            Natural Resources Trust(5)                     BlackRock Basic Value V. I.
Core Fundamental Holdings                                                                  Fund(5)
Core Global Diversification                                                                BlackRock Value Opportunities V.
Core Strategy Trust                                                                        I. Fund(5)
Disciplined Diversification Trust(5)                                                       BlackRock Global Allocation V. I.
                                                                                           Fund(5)

                                                                                           PIMCO VARIABLE
                                                                                           INSURANCE TRUST
                                                                                           PIMCO VIT All Asset Portfolio(5)



(1) Not available with Venture 2006, Ven 24, Ven 20 and Ven 21 Contracts issued on or after May 1, 2006.

(2)   Successor to "Strategic Bond Trust."


(3)   Successor to "U.S. High Yield Bond Trust."




(4) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.


(5) Not available with John Hancock USA Contracts issued on or after November 23, 2009.


(6)   Successor to "High Income Trust."


(7)   Successor to "Large Cap Value Trust."


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

If you purchased a John Hancock New York Contract, you may have elected a "Payment Enhancement" feature for an extra fee. If you did, John Hancock New York adds a Payment Enhancement of at least 4% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)           JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUITIES                                 JOHN HANCOCK ANNUITIES
SERVICE CENTER             MAILING ADDRESS             SERVICE CENTER              MAILING ADDRESS
164 Corporate Drive        Post Office Box 9505        164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815  Portsmouth, NH 03802-9505   Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(800) 344-1029             www.jhannuities.com         (800) 551-2078              www.jhannuitiesnewyork.com

                                Table of Contents


I. GLOSSARY......................................................  1
II. OVERVIEW.....................................................  5
III. FEE TABLES..................................................  10
  EXAMPLES.......................................................  13
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
PORTFOLIOS.......................................................  22
  THE COMPANIES..................................................  22
  THE SEPARATE ACCOUNTS..........................................  22
  THE PORTFOLIOS.................................................  23
  VOTING INTEREST................................................  36
V. DESCRIPTION OF THE CONTRACT...................................  37
  ELIGIBLE PLANS.................................................  37
     Eligibility Restrictions....................................  37
  ELIGIBLE GROUPS................................................  37
  ACCUMULATION PERIOD PROVISIONS.................................  37
     Purchase Payments...........................................  37
     Payment Enhancement.........................................  38
     Accumulation Units..........................................  39
     Value of Accumulation Units.................................  40
     Net Investment Factor.......................................  40
     Transfers Among Investment Options..........................  40
     Maximum Number of Investment Options........................  42
     Telephone and Electronic Transactions.......................  42
     Special Transfer Services - Dollar Cost Averaging Program...  42
     Special Transfer Services - Asset Rebalancing Program.......  43
     Secure Principal Program....................................  43
     Withdrawals.................................................  43
     Signature Guarantee Requirements for Surrenders and
     Withdrawals.................................................  44
     Special Withdrawal Services - The Income Plan...............  44
     Special Withdrawal Services - The Income Made Easy Program..  45
     Optional Guaranteed Minimum Withdrawal Benefits.............  45
     Death Benefit During Accumulation Period....................  45
     Optional Enhanced Death Benefits............................  49
  PAY-OUT PERIOD PROVISIONS......................................  50
     General.....................................................  50
     Annuity Options.............................................  51
     Determination of Amount of the First Variable Annuity
     Payment.....................................................  54
     Annuity Units and the Determination of Subsequent Variable
     Annuity Payments............................................  54
     Transfers During Pay-out Period.............................  55
     Death Benefit During Pay-out Period.........................  55
     Optional Guaranteed Minimum Income Benefits.................  55
  OTHER CONTRACT PROVISIONS......................................  55
     Right to Review.............................................  55
     Ownership...................................................  56
     Annuitant...................................................  57
     Beneficiary.................................................  57
     Spouse......................................................  57
     Modification................................................  58
     Misstatement and Proof of Age, Sex or Survival..............  58
  FIXED INVESTMENT OPTIONS.......................................  58
VI. CHARGES AND DEDUCTIONS.......................................  62
  WITHDRAWAL CHARGES.............................................  62
     Waiver of Applicable Withdrawal Charge......................  64
  ANNUAL CONTRACT FEE............................................  64
  ASSET-BASED CHARGES............................................  65
     Administration Fee..........................................  65
     Mortality and Expense Risks Fee.............................  65
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.............  65
  PREMIUM TAXES..................................................  66
VII. FEDERAL TAX MATTERS.........................................  67
  INTRODUCTION...................................................  67
  OUR TAX STATUS.................................................  67
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...................  67
  CHARITABLE REMAINDER TRUSTS....................................  68
  NONQUALIFIED CONTRACTS.........................................  68
     Undistributed Gains.........................................  68
     Taxation of Annuity Payments................................  69
     Surrenders, Withdrawals and Death Benefits..................  69
     Taxation of Death Benefit Proceeds..........................  69
     Penalty Tax on Premature Distributions......................  70
     Puerto Rico Nonqualified Contracts..........................  70
     Diversification Requirements................................  70
  QUALIFIED CONTRACTS............................................  71
     Required Minimum Distributions..............................  71
     Penalty Tax on Premature Distributions......................  72
     Rollovers and Transfers.....................................  72
     Section 403(b) Qualified Plans..............................  74
     Puerto Rico Contracts Issued to Fund Retirement Plans.......  74
     Designated Roth Accounts within Qualified Plans.............  74
  SEE YOUR OWN TAX ADVISOR.......................................  74
VIII. GENERAL MATTERS............................................  75
  ASSET ALLOCATION SERVICES......................................  75
  DISTRIBUTION OF CONTRACTS......................................  75
     Standard Compensation.......................................  75
     Revenue Sharing and Additional Compensation.................  75
     Differential Compensation...................................  76
     Contracts Sold Directly Without Payment of Any Sales
     Compensation................................................  76
  TRANSACTION CONFIRMATIONS......................................  77
  REINSURANCE ARRANGEMENTS.......................................  77
  STATEMENTS OF ADDITIONAL INFORMATION...........................  77
     Financial Statements........................................  78
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.........  A-1
APPENDIX B: QUALIFIED PLAN TYPES.................................  B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFIT RIDERS...............  C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS......  D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS..........  E-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES...................  U-1

                        (Page intentionally left blank.)

                                   I. Glossary


The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.


ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.



ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.



ADJUSTED BENEFIT BASE: The Riders' Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."



AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.



AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, attains age 95.



ANNIVERSARY VALUE: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix C: "Optional Enhanced Death Benefit Riders."


ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.



ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.


ASSET ALLOCATION SERVICES: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.


BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchased. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



BENEFIT RATE: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.



COMPANY: John Hancock USA or John Hancock New York, as applicable.


CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.


CONTRACT ANNIVERSARY: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.



CONTRACT DATE: The date of issue of the Contract.



CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.



CONTRACT YEAR: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.


COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchased. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchased. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT RATE: The rate that we use to determine a Credit if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.


GOOD ORDER: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.


INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.


OWNER OR CONTRACT OWNER ("YOU"): The person, persons, co-Owners, or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.


PROSPECTUS: This prospectus that describes interests in the Contracts.



PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.


QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.


QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.


RESET: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


RIDER: An optional benefit that you may have elected for an additional charge.



SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.


SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix E: "Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

STEP-UP DATE: The date on which we determine whether a Step-Up could occur.


SUBACCOUNT: A separate division of the applicable Separate Account.



UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.


UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview


This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information ("SAI") for more detailed information.



We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.


WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?


Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means amounts in a Contract may increase or decrease in value daily based upon your Contract's Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.



This Prospectus describes Contracts purchased before May 2, 2011. For these purposes, "purchase" means that you completed an application and we issued your Contract before May 2, 2011.



This Prospectus is only authorized for use in connection with Venture(R) Variable Annuity Contracts purchased prior to May 2, 2011. Although we still offer Venture(R) Contracts for sale, we make the offer through different Prospectuses.



This Prospectus primarily describes features of our previously issued versions of the Venture(R) Contract. We describe several versions of the Venture(R) Contract, which we may refer to as VENTURE(R) 2006 (available May 1, 2006 - May 2, 2011), subject to state availability), VEN 20, or VEN 22 (available May 1, 1998 - November 20, 2006, subject to state availability) and VEN 24 (available May, 1999 - May, 2006 in New York only). This Prospectus also describes certain older versions of the Contract, including VEN 1 (sold from June, 1985 until June, 1987), VEN 3, (sold from November, 1986 until October, 1993), VEN 7 (sold from August, 1989 until April, 1999), VEN 8 (sold from September 1992 until February, 1995) and VEN 9 (sold only in New York from November 1992 - May 1999). The principal differences between the recent versions of the Contract and the prior Contracts relate to the Investment Options available under the Contracts, charges we impose, death benefit provisions and, in the case of VEN 7 and VEN 8 Contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.


WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.


WHAT ARE SOME BENEFITS OF THE CONTRACT?



The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.



We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."



In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. IF YOU PURCHASED A CONTRACT FOR ANY QUALIFIED PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN.



You may have elected to purchase additional benefit options when you purchased your Contract. The Contract may offer an optional death benefit and optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits under Appendix C: "Optional Enhanced Death Benefit Riders" and Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.


HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time, subject to the following limits. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.



   TYPE OF         MINIMUM INITIAL        MINIMUM ADDITIONAL
  CONTRACT      PURCHASE PAYMENT(1,2)    PURCHASE PAYMENT(1)
Nonqualified            $5,000                   $30
  Qualified             $2,000                   $30




(1) The minimums differ from the amount shown for Ven 1 Contracts. For Ven 1 Nonqualified Contracts, the minimum initial Purchase Payment is $5,000 and the minimum Additional Purchase Payment is $300. We impose a minimum of $25 for Purchase Payments for Ven 1 Contracts issued as Qualified Contracts.


(2) If you purchased a John Hancock New York Contract with the optional Payment Enhancement feature, the minimum initial Purchase Payment was $10,000.



We may refuse to accept any Purchase Payment under a VEN 1 Contract in excess of $10,000 per Contract Year.



There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."


WHAT CHARGES DO I PAY UNDER THE CONTRACT?


Your Contract has an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.



If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a Guaranteed Minimum Withdrawal Benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.


WHAT ARE MY INVESTMENT CHOICES?


Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.


VARIABLE INVESTMENT OPTIONS. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions.



FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See "V. Description of the Contract - Fixed Investment Options" for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see "V. Description of the Contract - Special Transfer Services-Dollar Cost Averaging" for details.


NOTE REGARDING VEN 1 CONTRACTS. Ven 1 Contracts may invest in the Large Cap, Investment Quality Bond and Money Market Investment Options only.

HOW CAN I CHANGE MY INVESTMENT CHOICES?


ALLOCATION OF PURCHASE PAYMENTS. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.



TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "V. Description of the Contract - Transfers among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period."



The Variable Investment Options can be a target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in "V. Description of the Contract - Transfers among Investment Options." We apply each Separate Account's policy and procedures uniformly to all Contract Owners.



In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


TRANSFERS BETWEEN ANNUITY OPTIONS. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see "V. Description of the Contract - Transfers During Pay-out Period").

HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See "VI. Charges and Deductions - Withdrawal Charges"). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). A withdrawal may also be subject to income tax and a 10% penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits
       -  Guaranteed Earnings Multiplier Death Benefit;
       -  Triple Protection Death Benefit;
       -  Enhanced Death Benefit (Ven 7 and Ven 8 only); and
       -  Annual Step-Up Death Benefit (Venture(R) 2006 only).

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

       -  Income Plus For Life 1.11;


       -  Income Plus For Life - Joint Life 1.11;

       -  Income Plus For Life 5.09;
       -  Income Plus For Life - Joint Life 5.09;
       -  Income Plus For Life 12.08;
       -  Income Plus For Life - Joint Life 12.08;
       -  Income Plus For Life (Quarterly Step-Up Review);
       -  Income Plus For Life - Joint Life (Quarterly Step-Up Review);
       -  Income Plus For Life (Annual Step-Up Review);
       -  Income Plus For Life - Joint Life (Annual Step-Up Review);
       -  Principal Plus;
       -  Principal Plus for Life;
       -  Principal Plus for Life Plus Automatic Annual Step-Up;
       -  Principal Plus for Life Plus Spousal Protection; and
       -  Principal Returns.




We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all ten Income Plus For Life Riders, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; Income Plus For
Life - Joint Life 12.08; Income Plus For Life 5.09; Income Plus For Life - Joint Life 5.09; Income Plus For Life 1.11; and Income Plus For Life - Joint Life 1.11.


If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits
       -  Guaranteed Retirement Income Programs - offered by John Hancock USA;
       -  Guaranteed Retirement Income Programs - offered by John Hancock New
          York.


If you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional benefit Rider. Under this Rider, John Hancock New York credits a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30, 2004, or between October 16, 2006 and November 9, 2007) of the Purchase Payment and allocates it among Investment Options in the same proportions as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge that applies for a longer period of time. The Payment Enhancement Rider was not available for Contracts issued before January, 2001 or on or after November 12, 2007. When available, it could only be elected at Contract issue, and it cannot be revoked once elected. Your initial Purchase Payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued outside of NY by John Hancock USA.




WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

       -  withdrawals (including surrenders and systematic withdrawals);

       -  payment of any death benefit proceeds;

       -  periodic payments under one of our annuity payment options;
       -  certain ownership changes; and
       -  any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
       -  the type of the distribution;
       -  when the distribution is made;
       - the nature of any Qualified Plan for which the Contract is being used; and
       -  the circumstances under which the payments are made.


If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.



A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.



A CONTRACT PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS. PURCHASERS OF CONTRACTS FOR USE WITH ANY RETIREMENT PLAN SHOULD CONSULT THEIR LEGAL COUNSEL AND A QUALIFIED TAX ADVISOR. WE PROVIDE ADDITIONAL INFORMATION ON TAXES IN THE "VII. FEDERAL TAX MATTERS." WE MAKE NO ATTEMPT TO PROVIDE MORE THAN GENERAL INFORMATION ABOUT USE OF THE CONTRACT WITH THE VARIOUS TYPES OF RETIREMENT PLANS.


CAN I RETURN MY CONTRACT?


In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In some states, you receive a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states you receive a refund of any Purchase Payments you made if that amount was higher than the Contract Value. If your Contract was issued as an IRA, during the first 7 days of the Right to Review period, you receive all Purchase Payments you made if that amount is greater than the amount otherwise payable. The date of cancellation is the date we receive the Contract.



WILL I RECEIVE A TRANSACTION CONFIRMATION?



We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture(R) Contract. The tables also describe the fees and expenses for older versions of the Venture(R) Contracts, as well as information about optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolios' prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).


THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA


WITHDRAWAL CHARGE
(as percentage of Purchase
Payments)(2)                           VEN 20, 22, 2006   VEN 7, VEN 8   VEN 1, VEN 3
First Year                                    6%               6%             5%
Second Year                                   6%               6%             5%
Third Year                                    5%               5%             5%
Fourth Year                                   5%               4%             5%
Fifth Year                                    4%               3%             5%
Sixth Year                                    3%               2%             0%
Seventh Year                                  2%               0%             0%
Thereafter                                    0%               0%             0%
TRANSFER FEE(3)
Maximum Fee                                   $25              $25            $25
Current Fee                                   $0               $0             $0



                              JOHN HANCOCK NEW YORK


                                                              VEN 24, 2006
                                               VEN 24, 2006     (Without
WITHDRAWAL CHARGE                             (With Payment      Payment
(as percentage of Purchase Payments)(2)        Enhancement)   Enhancement)   VEN 9
First Year                                          8%             6%          6%
Second Year                                         8%             6%          6%
Third Year                                          7%             5%          5%
Fourth Year                                         7%             5%          4%
Fifth Year                                          5%             4%          3%
Sixth Year                                          4%             3%          2%
Seventh Year                                        3%             2%          0%
Eighth Year                                         1%             0%          0%
Thereafter                                          0%             0%          0%
TRANSFER FEE(3)                                    $25             $25        $25
Maximum Fee                                         $0             $0          $0
Current Fee




       (1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").

       (2) The charge is taken on a first-in, first-out basis within the specified period of years measured from the date of payment.
       (3) This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE TABLES DO NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES



---------------------------------------------------------------------------------------------------------------------
                                                   JOHN HANCOCK USA

                                                                                           VEN 3, VEN 7
                                                   VENTURE(R) 2006            VEN 20, 22     AND VEN 8       VEN 1
ANNUAL CONTRACT FEE(1)                                   $30                     $30            $30           $30
---------------------------------------------------------------------------------------------------------------------
                                           CONTRACT YEARS   CONTRACT YEARS
ANNUAL SEPARATE ACCOUNT EXPENSES(2)              1-7              8+

Mortality and Expense Risks Fee(3)              1.00%            0.85%          1.25%          1.25%         1.30%
Administration Fee - asset based                0.15%            0.15%          0.15%          0.15%         0.00%
                                                ----             ----           -----          ----          -----
TOTAL ANNUAL SEPARATE ACCOUNT
  EXPENSES(2)                                   1.15%            1.00%          1.40%          1.40%         1.30%
(With No Optional Riders Reflected)
---------------------------------------------------------------------------------------------------------------------
                                           CONTRACT YEARS   CONTRACT YEARS
OPTIONAL BENEFITS                                1-7              8+

FEES DEDUCTED FROM SEPARATE ACCOUNT:
Optional Guaranteed Earnings Multiplier
  Fee                                        not offered      not offered       0.20%       not offered   not offered
Optional Annual Step-Up Death Benefit
  Fee                                           0.20%            0.20%       not offered    not offered   not offered
                                                ----             ----        -----------    ----------    -----------
TOTAL ANNUAL SEPARATE ACCOUNT
  EXPENSES(4)                                   1.35%            1.20%          1.60%          1.40%         1.30%
(With Optional Benefits reflected, as
  applicable.)

FEES DEDUCTED FROM CONTRACT VALUE:
Optional Guaranteed Minimum Withdrawal
  Benefit Rider Fee (maximum)(5)                1.20%            1.20%          1.20%       not offered   not offered
Optional Guaranteed Retirement Income
  Programs
(as a percentage of Income Base)(6)          not offered      not offered       0.50%       not offered   not offered
Optional Triple Protection Death Benefit
(as a percentage of Triple Protection
  Death Benefit)(7)                          not offered      not offered       0.50%       not offered   not offered
---------------------------------------------------------------------------------------------------------------------



 (1) The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture(R) Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This provision does not apply to Ven 1, Ven 3, Ven 7 or Ven 8 Contracts.
 (2) A daily charge reflected as a percentage of the Variable Investment
     Options.
 (3) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.

 (4) Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step-Up Death Benefit Fee, as applicable.

 (5) See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus For Life Series Riders), as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders, and the Principal Returns Rider).
 (6) Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: "Optional Guaranteed Minimum Income Benefits" for availability.
 (7) Subject to state availability, the Triple Protection Death Benefit was offered from December, 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program, Guaranteed Retirement Income Program II, or Guaranteed Retirement Income Program III.

---------------------------------------------------------------------------------------------------------------
                                             JOHN HANCOCK NEW YORK

                                                            VENTURE(R) 2006              VEN 24        VEN 9
ANNUAL CONTRACT FEE(1)                                            $30                     $30           $30
---------------------------------------------------------------------------------------------------------------
                                                    CONTRACT YEARS   CONTRACT YEARS
ANNUAL SEPARATE ACCOUNT EXPENSES(2)                       1-7              8+

Mortality and Expense Risks Fee(3)                       1.00%            0.85%          1.25%         1.25%
Administration Fee - asset based                         0.15%            0.15%          0.15%         0.15%
                                                         -----            -----          -----         -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)                1.15%            1.00%          1.40%         1.40%
---------------------------------------------------------------------------------------------------------------
                                                    CONTRACT YEARS   CONTRACT YEARS
OPTIONAL BENEFITS                                         1-7              8+

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step-Up Death Benefit Fee                0.20%            0.20%       not offered   not offered
Optional Payment Enhancement Fee                         0.35%            0.35%          0.35%      not offered
                                                         -----            -----          -----      -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(4)                1.70%            1.55%          1.75%         1.40%

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE:
Optional Guaranteed Minimum Withdrawal Benefit
  Rider Fee (maximum)(5)                                 1.20%            1.20%          0.75%      not offered
Optional Guaranteed Retirement Income Programs
(as a percentage of Income Base)(6)                   not offered      not offered       0.45%      not offered
---------------------------------------------------------------------------------------------------------------



 (1) The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture(R) Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This provision does not apply to Ven 9 Contracts.
 (2) A daily charge reflected as a percentage of the Variable Investment Options unless otherwise noted. Please note that when the optional Payment Enhancement is chosen, the guaranteed rate applicable to any Fixed Investment Option is also reduced by 0.35%.
 (3) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.

 (4) Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step-Up Death Benefit Fee, as applicable.

 (5) See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus For Life Series Riders) and as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders and the Principal Returns Rider).
 (6) Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: "Optional Guaranteed Minimum Income Benefits" for availability.


-------------------------------------------------------------------------------------------------------

OTHER FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(We deduct the fee, as applicable, on an annual basis from Contract Value.)

-------------------------------------------------------------------------------------------------------
                                                     INCOME PLUS  INCOME PLUS    INCOME
                                     INCOME PLUS      FOR LIFE     FOR LIFE       PLUS        INCOME
                         INCOME      FOR LIFE -      (QUARTERLY   (QUARTERLY    FOR LIFE       PLUS
                        PLUS FOR      JOINT LIFE       STEP-UP      STEP-UP       12.08      FOR LIFE
                          LIFE      (ANNUAL STEP-      REVIEW)      REVIEW)      SERIES        12.08
                         (ANNUAL      UP REVIEW)       SERIES       SERIES       (issued      SERIES
                         STEP-UP  (not available in    (issued    (issued in     outside    (issued in
                       REVIEW)(1)    New York)(1)      outside   New York)(1) New York)(1) New York)(1)
                                                    New York)(1)
-------------------------------------------------------------------------------------------------------
 Maximum Fee              1.20%          1.20%          1.20%        1.20%        1.20%        1.20%
 Current Fee              0.60%          0.60%          0.75%        0.70%        0.85%        0.80%
-------------------------------------------------------------------------------------------------------






                                            PRINCIPAL
                         INCOME    INCOME   PLUS FOR    PRINCIPAL    PRINCIPAL
                          PLUS      PLUS    LIFE PLUS      PLUS         PLUS    PRINCIPAL  PRINCIPAL
                      FOR LIFE(1) FOR LIFE  AUTOMATIC    FOR LIFE   FOR LIFE(4)  PLUS(5)  RETURNS(6)
                          5.09     1.11(1)   ANNUAL    PLUS SPOUSAL
                         Series    Series  STEP-UP(2) PROTECTION(3)
----------------------------------------------------------------------------------------------------
 Maximum Fee              1.20%     1.20%     1.20%        1.20%        0.75%      0.75%     0.95%
 Current Fee              0.90%     1.00%     0.70%        0.65%        0.40%      0.30%     0.50%
----------------------------------------------------------------------------------------------------



 (1) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
 (2) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
 (3) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

 (4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (5) The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (6) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



---------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                   MINIMUM(1)    Maximum
---------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued on and after May 13,       0.73%        1.61%
2002
---------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued prior to May 13,           0.53%        1.61%
2002
---------------------------------------------------------------------------------




     (1)For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Series I Portfolio shares for certain Variable Investment Options available under those Contracts.


EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

EXAMPLE 1: VENTURE(R) 2006 CONTRACTS (ISSUED ON OR AFTER MAY 1, 2006)

       (a) Maximum Portfolio Operating Expenses - Contracts issued on or after November 23, 2009 with optional benefit Riders

       (b) Maximum Portfolio Operating Expenses - Contracts issued on or after July 17, 2006 with optional benefit Riders
       (c) Maximum Portfolio Operating Expenses - Contracts issued on or after May 1, 2006 with optional benefit Riders
       (d) Minimum Portfolio Operating Expenses - Contracts issued with no optional benefit Riders

EXAMPLE 2: VEN 20, 22, 24 CONTRACTS (ISSUED AFTER MAY 13, 2002 AND BEFORE MAY 1,
2006)
       (a) Maximum Portfolio Operating Expenses - John Hancock USA Contracts issued before May 1, 2006 with optional benefit Riders
       (b) Maximum Portfolio Operating Expenses - John Hancock USA Contracts issued before December 9, 2003 with optional benefit Riders
       (c) Maximum Portfolio Operating Expenses - John Hancock New York Contracts issued before May 1, 2006 with optional benefit Riders
       (d) Maximum Portfolio Operating Expenses - John Hancock New York Contracts issued before December 11, 2004 with optional benefit Riders
       (e) Minimum Portfolio Operating Expenses - Contracts with no optional benefit Riders

EXAMPLE 3: VEN 20, 22, 24 CONTRACTS (ISSUED BEFORE MAY 13, 2002)

       (a) Maximum Portfolio Operating Expenses - John Hancock USA Contracts eligible to invest in Series I of John Hancock Variable Insurance Trust with optional benefit Riders


       (b) Maximum Portfolio Operating Expenses - John Hancock New York Contracts eligible to invest in Series I of John Hancock Variable Insurance Trust with optional benefit Riders


       (c) Minimum Portfolio Operating Expenses - Contracts eligible to invest in Series I of John Hancock Variable Insurance Trust with no optional benefit Riders


EXAMPLE 4: VEN 1 CONTRACTS
       (a) Maximum Portfolio Operating Expenses
       (b) Minimum Portfolio Operating Expenses

EXAMPLE 5: VEN 3 CONTRACTS
       (a) Maximum Portfolio Operating Expenses
       (b) Minimum Portfolio Operating Expenses

EXAMPLE 6: VEN 7, 8, 9 CONTRACTS
       (a) Maximum Portfolio Operating Expenses
       (b) Minimum Portfolio Operating Expenses

All examples assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. In the "Maximum Portfolio Operating Expenses" examples, we also assume that you will pay the maximum annual Contract fee, the fees for any optional benefit Riders shown in the example and the maximum fees and expenses of any of the Portfolios. In the "Minimum Portfolio Operating Expenses" examples, we assume that you do not invest in any optional benefit Riders and that you will pay the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base or Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option value.

Although we provide you with examples of the costs for a Contract based on these assumptions, your actual costs may be higher or lower.


EXAMPLE 1 (A): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after November 23, 2009 with Annual Step-Up Death Benefit and Income Plus For Life Riders



--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the contract at the end
of the applicable time period:                 $937      $1,649     $2,390     $4,170
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
contract at the end of the applicable time     $383      $1,176     $2,003     $4,170
period:
--------------------------------------------------------------------------------------



EXAMPLE 1 (B): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after July 17, 2006 with Annual Step-Up Death Benefit and Principal Plus for Life Plus Automatic Annual Step-Up Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the contract at the end
of the applicable time period:                 $980      $1,773     $2,595     $4,574
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
contract at the end of the applicable time     $428      $1,307     $2,218     $4,574
period:
--------------------------------------------------------------------------------------



EXAMPLE 1 (C): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after May 1, 2006 with Annual Step-Up Death Benefit and Principal Plus for Life Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the contract at the end
of the applicable time period:                 $932      $1,634     $2,360     $4,074
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
contract at the end of the applicable time     $381      $1,163     $1,974     $4,074
period:
--------------------------------------------------------------------------------------



EXAMPLE 1 (D): Minimum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after May 1, 2006 with no optional benefit Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the contract at the end
of the applicable time period:                 $753      $1,099     $1,435     $2,178
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
contract at the end of the applicable time     $195      $  602     $1,035     $2,178
period:
--------------------------------------------------------------------------------------



EXAMPLE 2 (A): Maximum Portfolio operating expenses - John Hancock USA Contracts (VEN 20, 22) issued before May 1, 2006 with Guaranteed Earnings Multiplier and Principal Protection for Life Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $956      $1,703     $2,473     $4,341
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $405      $1,236     $2,092     $4,341
period:
--------------------------------------------------------------------------------------

EXAMPLE 2 (B): Maximum Portfolio operating expenses - John Hancock USA Contracts (VEN 20, 22) issued before December 9, 2003 with Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program III Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $929      $1,627     $2,345     $4,089
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $379      $1,157     $1,960     $4,089
period:
--------------------------------------------------------------------------------------



EXAMPLE 2 (C): Maximum Portfolio operating expenses - John Hancock New York Contracts (VEN 24) Contracts issued before May 1, 2006 with Payment Enhancement and Principal Protection for Life Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,153     $1,930     $2,634     $4,470
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  420     $1,279     $2,163     $4,470
period:
--------------------------------------------------------------------------------------



EXAMPLE 2 (D): Maximum Portfolio operating expenses - John Hancock New York Contracts (VEN 24) issued before December 11, 2004 with Guaranteed Retirement Income Program II Rider


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $906      $1,559     $2,235     $3,885
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $355      $1,085     $1,845     $3,885
period:
--------------------------------------------------------------------------------------



EXAMPLE 2 (E): Minimum Portfolio operating expenses - VEN 20, 22, 24 Contracts issued after May 13, 2002 and before May 1, 2006 with no optional benefit Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $776      $1,168     $1,557     $2,483
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $219      $  675     $1,157     $2,483
period:
--------------------------------------------------------------------------------------




EXAMPLE 3 (A): Maximum Portfolio operating expenses - John Hancock USA (VEN 20,
22) Contracts eligible to invest in Series I shares of John Hancock Variable Insurance Trust - issued before May 13, 2002 with Guaranteed Earnings Multiplier and Guaranteed Income Retirement Program II Riders



--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $925      $1,614     $2,326     $4,064
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $374      $1,143     $1,941     $4,064
period:
--------------------------------------------------------------------------------------




EXAMPLE 3 (B): Maximum Portfolio operating expenses - John Hancock New York (VEN
24) Contracts eligible to invest in Series I shares of John Hancock Variable Insurance Trust - issued before May 13, 2002 with Payment Enhancement and Guaranteed Income Retirement Program I Riders



--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,105     $1,789     $2,389     $3,921
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  373     $1,131     $1,907     $3,921
period:
--------------------------------------------------------------------------------------

EXAMPLE 3 (C): Minimum Portfolio operating expenses - VEN 20, 22, 24 Contracts eligible to invest in Series I shares of John Hancock Variable Insurance
Trust - issued before May 13, 2002 with no optional benefit Riders



--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $757      $1,111     $1,455     $2,276
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $199      $  615     $1,055     $2,276
period:
--------------------------------------------------------------------------------------



EXAMPLE 4 (A): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 1)


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $720      $1,167     $1,662     $2,493
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $220      $  678     $1,162     $2,493
period:
--------------------------------------------------------------------------------------



EXAMPLE 4 (B): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 1)


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $691      $1,076     $1,507     $2,160
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $191      $  588     $1,007     $2,160
period:
--------------------------------------------------------------------------------------



EXAMPLE 5 (A): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 3)


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $757      $1,386     $2,038     $3,338
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $307      $  938     $1,592     $3,338
period:
--------------------------------------------------------------------------------------



EXAMPLE 5 (B): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 3)


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $649      $1,062     $1,499     $2,276
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $199      $  615     $1,055     $2,276
period:
--------------------------------------------------------------------------------------



EXAMPLE 6 (A): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 7, VEN 8) and John Hancock New York Contracts (VEN 9)


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $861      $1,410     $1,876     $3,338
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $307      $  938     $1,592     $3,338
period:
--------------------------------------------------------------------------------------



EXAMPLE 6 (B): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (Ven 7, Ven 8) and John Hancock New York Contracts (VEN 9)


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $760      $1,087     $1,339     $2,276
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $199      $  615     $1,055     $2,276
period:
--------------------------------------------------------------------------------------

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK VARIABLE INSURANCE TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUBACCOUNT CORRESPONDING TO A JOHN HANCOCK VARIABLE INSURANCE TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002).


THE PORTFOLIOS AVAILABLE MAY BE RESTRICTED IF YOU PURCHASED A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




---------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
---------------------------------------------------------------------------------------------------------------
500 INDEX
---------------------------------------------------------------------------------------------------------------
Series I                 0.46%       0.05%      0.02%       -- --          0.53%          0.00%       0.53%
---------------------------------------------------------------------------------------------------------------
Series II                0.46%       0.25%      0.02%       -- --          0.73%          0.00%       0.73%
---------------------------------------------------------------------------------------------------------------
ACTIVE BOND
---------------------------------------------------------------------------------------------------------------
Series I                 0.60%       0.05%      0.04%       -- --          0.69%          0.00%       0.69%
---------------------------------------------------------------------------------------------------------------
Series II                0.60%       0.25%      0.04%       -- --          0.89%          0.00%       0.89%
---------------------------------------------------------------------------------------------------------------
ALL CAP CORE
---------------------------------------------------------------------------------------------------------------
Series I                 0.78%       0.05%      0.03%       0.01%          0.87%          0.00%       0.87%
---------------------------------------------------------------------------------------------------------------
Series II                0.78%       0.25%      0.03%       0.01%          1.07%          0.00%       1.07%
---------------------------------------------------------------------------------------------------------------
ALL CAP VALUE
---------------------------------------------------------------------------------------------------------------
Series I               0.79%(2)      0.05%      0.05%       -- --          0.89%          0.00%       0.89%
---------------------------------------------------------------------------------------------------------------
Series II              0.79%(2)      0.25%      0.05%       -- --          1.09%          0.00%       1.09%
---------------------------------------------------------------------------------------------------------------
AMERICAN ASSET
  ALLOCATION(3)
---------------------------------------------------------------------------------------------------------------
Series II                0.30%       0.75%      0.03%       -- --          1.08%          0.00%       1.08%
---------------------------------------------------------------------------------------------------------------
AMERICAN BLUE CHIP
  INCOME AND
  GROWTH(3)
---------------------------------------------------------------------------------------------------------------
Series II                0.42%       0.75%      0.06%       -- --          1.23%          0.00%       1.23%
---------------------------------------------------------------------------------------------------------------
AMERICAN BOND(3)
---------------------------------------------------------------------------------------------------------------
Series II                0.37%       0.75%      0.03%       -- --          1.15%          0.00%       1.15%
---------------------------------------------------------------------------------------------------------------
AMERICAN FUNDAMENTAL
  HOLDINGS
---------------------------------------------------------------------------------------------------------------
Series II                0.04%       0.75%      0.03%       0.37%          1.19%          0.00%       1.19%
---------------------------------------------------------------------------------------------------------------
AMERICAN GLOBAL
  DIVERSIFICATION
---------------------------------------------------------------------------------------------------------------
Series II                0.04%       0.75%      0.03%       0.56%          1.38%          0.00%       1.38%
---------------------------------------------------------------------------------------------------------------
AMERICAN GLOBAL
  GROWTH(3)
---------------------------------------------------------------------------------------------------------------
Series II                0.53%       0.75%      0.07%       -- --          1.35%          0.00%       1.35%
---------------------------------------------------------------------------------------------------------------
AMERICAN GLOBAL
  SMALL
  CAPITALIZATION(3)
---------------------------------------------------------------------------------------------------------------
Series II                0.71%       0.75%      0.10%       -- --          1.56%          0.00%       1.56%
---------------------------------------------------------------------------------------------------------------
AMERICAN GROWTH(3)
---------------------------------------------------------------------------------------------------------------
Series II                0.32%       0.75%      0.04%       -- --          1.11%          0.00%       1.11%
---------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH-
  INCOME(3)
---------------------------------------------------------------------------------------------------------------
Series II                0.27%       0.75%      0.04%       -- --          1.06%          0.00%       1.06%
---------------------------------------------------------------------------------------------------------------
AMERICAN HIGH-INCOME
  BOND(3)
---------------------------------------------------------------------------------------------------------------
Series II                0.46%       0.75%      0.08%       -- --          1.29%          0.00%       1.29%
---------------------------------------------------------------------------------------------------------------
AMERICAN
  INTERNATIONAL(3)
---------------------------------------------------------------------------------------------------------------
Series II                0.49%       0.75%      0.06%       -- --          1.30%          0.00%       1.30%
---------------------------------------------------------------------------------------------------------------
AMERICAN NEW
  WORLD(3)
---------------------------------------------------------------------------------------------------------------
Series II                0.74%       0.75%      0.12%       -- --          1.61%          0.00%       1.61%
---------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH
---------------------------------------------------------------------------------------------------------------
Series I               0.78%(2)      0.05%      0.03%       -- --          0.86%          0.00%       0.86%
---------------------------------------------------------------------------------------------------------------
Series II              0.78%(2)      0.25%      0.03%       -- --          1.06%          0.00%       1.06%
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
---------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION
---------------------------------------------------------------------------------------------------------------
Series II                0.71%       0.25%      0.03%       -- --          0.99%          0.00%       0.99%
---------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION
  VALUE
---------------------------------------------------------------------------------------------------------------
Series II                0.93%       0.25%      0.04%       0.04%          1.26%          0.00%       1.26%
---------------------------------------------------------------------------------------------------------------
CORE ALLOCATION
---------------------------------------------------------------------------------------------------------------
Series II                0.05%       0.25%      0.12%       0.79%          1.21%       -0.05%(4)      1.16%
---------------------------------------------------------------------------------------------------------------
CORE ALLOCATION PLUS
---------------------------------------------------------------------------------------------------------------
Series II                0.92%       0.25%      0.07%       -- --          1.24%          0.00%       1.24%
---------------------------------------------------------------------------------------------------------------
CORE BALANCED
---------------------------------------------------------------------------------------------------------------
Series II                0.05%       0.25%      0.08%       0.78%          1.16%       -0.01%(4)      1.15%
---------------------------------------------------------------------------------------------------------------
CORE BOND
---------------------------------------------------------------------------------------------------------------
Series II                0.59%       0.25%      0.04%       0.01%          0.89%          0.00%       0.89%
---------------------------------------------------------------------------------------------------------------
CORE DISCIPLINED
  DIVERSIFICATION
---------------------------------------------------------------------------------------------------------------
Series II                0.05%       0.25%      0.08%       0.69%          1.07%       -0.01%(4)      1.06%
---------------------------------------------------------------------------------------------------------------
CORE FUNDAMENTAL
  HOLDINGS
---------------------------------------------------------------------------------------------------------------
Series II                0.05%       0.55%      0.06%       0.42%          1.08%       -0.01%(5)      1.07%
---------------------------------------------------------------------------------------------------------------
CORE GLOBAL
  DIVERSIFICATION
---------------------------------------------------------------------------------------------------------------
Series II                0.05%       0.55%      0.05%       0.47%          1.12%          0.00%       1.12%
---------------------------------------------------------------------------------------------------------------
CORE STRATEGY
---------------------------------------------------------------------------------------------------------------
Series II                0.05%       0.25%      0.03%       0.49%          0.82%          0.00%       0.82%
---------------------------------------------------------------------------------------------------------------
DISCIPLINED
  DIVERSIFICATION
---------------------------------------------------------------------------------------------------------------
Series II                0.73%       0.25%      0.14%       -- --          1.12%          0.00%       1.12%
---------------------------------------------------------------------------------------------------------------

EQUITY-INCOME
---------------------------------------------------------------------------------------------------------------
Series I               0.78%(2)      0.05%      0.03%       0.01%          0.87%          0.00%       0.87%
---------------------------------------------------------------------------------------------------------------
Series II              0.78%(2)      0.25%      0.03%       0.01%          1.07%          0.00%       1.07%
---------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES
---------------------------------------------------------------------------------------------------------------
Series I                 0.82%       0.05%      0.06%       -- --          0.93%          0.00%       0.93%
---------------------------------------------------------------------------------------------------------------
Series II                0.82%       0.25%      0.06%       -- --          1.13%          0.00%       1.13%
---------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON
  FOUNDING
  ALLOCATION
---------------------------------------------------------------------------------------------------------------
Series II                0.04%       0.25%      0.03%       0.92%          1.24%          0.00%       1.24%
---------------------------------------------------------------------------------------------------------------
FUNDAMENTAL VALUE
---------------------------------------------------------------------------------------------------------------
Series I                 0.76%       0.05%      0.04%       -- --          0.85%          0.00%       0.85%
---------------------------------------------------------------------------------------------------------------
Series II                0.76%       0.25%      0.04%       -- --          1.05%          0.00%       1.05%
---------------------------------------------------------------------------------------------------------------
GLOBAL
---------------------------------------------------------------------------------------------------------------
Series I                 0.81%       0.05%      0.10%       -- --          0.96%       -0.02%(6)      0.94%
---------------------------------------------------------------------------------------------------------------
Series II                0.81%       0.25%      0.10%       -- --          1.16%       -0.02%(6)      1.14%
---------------------------------------------------------------------------------------------------------------
GLOBAL BOND
---------------------------------------------------------------------------------------------------------------
Series I                 0.70%       0.05%      0.08%       -- --          0.83%          0.00%       0.83%
---------------------------------------------------------------------------------------------------------------
Series II                0.70%       0.25%      0.08%       -- --          1.03%          0.00%       1.03%
---------------------------------------------------------------------------------------------------------------
HEALTH SCIENCES
---------------------------------------------------------------------------------------------------------------
Series I                 1.05%       0.05%      0.07%       -- --          1.17%          0.00%       1.17%
---------------------------------------------------------------------------------------------------------------
Series II                1.05%       0.25%      0.07%       -- --          1.37%          0.00%       1.37%
---------------------------------------------------------------------------------------------------------------
HIGH YIELD
---------------------------------------------------------------------------------------------------------------
Series I                 0.66%       0.05%      0.04%       -- --          0.75%          0.00%       0.75%
---------------------------------------------------------------------------------------------------------------
Series II                0.66%       0.25%      0.04%       -- --          0.95%          0.00%       0.95%
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL CORE
---------------------------------------------------------------------------------------------------------------
Series I                 0.89%       0.05%      0.13%       -- --          1.07%          0.00%       1.07%
---------------------------------------------------------------------------------------------------------------
Series II                0.89%       0.25%      0.13%       -- --          1.27%          0.00%       1.27%
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
  INDEX A
---------------------------------------------------------------------------------------------------------------
Series I                 0.53%       0.05%      0.04%       -- --          0.62%          0.00%       0.62%
---------------------------------------------------------------------------------------------------------------
Series II                0.53%       0.25%      0.04%       -- --          0.82%          0.00%       0.82%
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL
  OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------
Series II                0.88%       0.25%      0.08%       -- --          1.21%          0.00%       1.21%
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL
  COMPANY
---------------------------------------------------------------------------------------------------------------
Series I               0.95%(2)      0.05%      0.14%       -- --          1.14%          0.00%       1.14%
---------------------------------------------------------------------------------------------------------------
Series II              0.95%(2)      0.25%      0.14%       -- --          1.34%          0.00%       1.34%
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------------------------
Series I               0.80%(2)      0.05%      0.13%       -- --          0.98%       -0.01%(6)      0.97%
---------------------------------------------------------------------------------------------------------------
Series II              0.80%(2)      0.25%      0.13%       -- --          1.18%       -0.01%(6)      1.17%
---------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY
  BOND
---------------------------------------------------------------------------------------------------------------
Series I                 0.59%       0.05%      0.05%       -- --          0.69%          0.00%       0.69%
---------------------------------------------------------------------------------------------------------------
Series II                0.59%       0.25%      0.05%       -- --          0.89%          0.00%       0.89%
---------------------------------------------------------------------------------------------------------------

LARGE CAP
---------------------------------------------------------------------------------------------------------------
Series I                 0.76%       0.05%      0.03%       -- --          0.84%          0.00%       0.84%
---------------------------------------------------------------------------------------------------------------
Series II                0.76%       0.25%      0.03%       -- --          1.04%          0.00%       1.04%
---------------------------------------------------------------------------------------------------------------
LIFESTYLE AGGRESSIVE
---------------------------------------------------------------------------------------------------------------
Series I                 0.04%       0.05%      0.03%       0.86%          0.98%          0.00%       0.98%
---------------------------------------------------------------------------------------------------------------
Series II                0.04%       0.25%      0.03%       0.86%          1.18%          0.00%       1.18%
---------------------------------------------------------------------------------------------------------------
LIFESTYLE BALANCED
---------------------------------------------------------------------------------------------------------------
Series I                 0.04%       0.05%      0.02%       0.70%          0.81%          0.00%       0.81%
---------------------------------------------------------------------------------------------------------------
Series II                0.04%       0.25%      0.02%       0.70%          1.01%          0.00%       1.01%
---------------------------------------------------------------------------------------------------------------
LIFESTYLE
  CONSERVATIVE
---------------------------------------------------------------------------------------------------------------
Series I                 0.04%       0.05%      0.02%       0.66%          0.77%          0.00%       0.77%
---------------------------------------------------------------------------------------------------------------
Series II                0.04%       0.25%      0.02%       0.66%          0.97%          0.00%       0.97%
---------------------------------------------------------------------------------------------------------------
LIFESTYLE GROWTH
---------------------------------------------------------------------------------------------------------------
Series I                 0.04%       0.05%      0.02%       0.71%          0.82%          0.00%       0.82%
---------------------------------------------------------------------------------------------------------------
Series II                0.04%       0.25%      0.02%       0.71%          1.02%          0.00%       1.02%
---------------------------------------------------------------------------------------------------------------
LIFESTYLE MODERATE
---------------------------------------------------------------------------------------------------------------
Series I                 0.04%       0.05%      0.02%       0.68%          0.79%          0.00%       0.79%
---------------------------------------------------------------------------------------------------------------
Series II                0.04%       0.25%      0.02%       0.68%          0.99%          0.00%       0.99%
---------------------------------------------------------------------------------------------------------------
MID CAP INDEX
---------------------------------------------------------------------------------------------------------------
Series I                 0.47%       0.05%      0.02%       0.02%          0.56%          0.00%       0.56%
---------------------------------------------------------------------------------------------------------------
Series II                0.47%       0.25%      0.02%       0.02%          0.76%          0.00%       0.76%
---------------------------------------------------------------------------------------------------------------
MID CAP STOCK
---------------------------------------------------------------------------------------------------------------
Series I                 0.84%       0.05%      0.04%       -- --          0.93%          0.00%       0.93%
---------------------------------------------------------------------------------------------------------------
Series II                0.84%       0.25%      0.04%       -- --          1.13%          0.00%       1.13%
---------------------------------------------------------------------------------------------------------------
MID VALUE
---------------------------------------------------------------------------------------------------------------
Series I                 0.95%       0.05%      0.05%       0.02%          1.07%          0.00%       1.07%
---------------------------------------------------------------------------------------------------------------
Series II                0.95%       0.25%      0.05%       0.02%          1.27%          0.00%       1.27%
---------------------------------------------------------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------------------------------------------------------
Series I                 0.47%       0.05%      0.03%       -- --          0.55%          0.00%       0.55%
---------------------------------------------------------------------------------------------------------------
Series II                0.47%       0.25%      0.03%       -- --          0.75%          0.00%       0.75%
---------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES
---------------------------------------------------------------------------------------------------------------
Series II                1.00%       0.25%      0.03%       -- --          1.28%          0.00%       1.28%
---------------------------------------------------------------------------------------------------------------
OPTIMIZED ALL CAP
---------------------------------------------------------------------------------------------------------------
Series II                0.68%       0.25%      0.03%       -- --          0.96%          0.00%       0.96%
---------------------------------------------------------------------------------------------------------------
OPTIMIZED VALUE
---------------------------------------------------------------------------------------------------------------
Series II                0.69%       0.25%      0.04%       -- --          0.98%          0.00%       0.98%
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
---------------------------------------------------------------------------------------------------------------
REAL ESTATE
  SECURITIES
---------------------------------------------------------------------------------------------------------------
Series I                 0.70%       0.05%      0.03%       -- --          0.78%          0.00%       0.78%
---------------------------------------------------------------------------------------------------------------
Series II                0.70%       0.25%      0.03%       -- --          0.98%          0.00%       0.98%
---------------------------------------------------------------------------------------------------------------
REAL RETURN BOND
---------------------------------------------------------------------------------------------------------------
Series II                0.69%       0.25%      0.07%       -- --          1.01%          0.00%       1.01%
---------------------------------------------------------------------------------------------------------------
SCIENCE & TECHNOLOGY
---------------------------------------------------------------------------------------------------------------
Series I                 1.05%       0.05%      0.06%       0.02%          1.18%          0.00%       1.18%
---------------------------------------------------------------------------------------------------------------
Series II                1.05%       0.25%      0.06%       0.02%          1.38%          0.00%       1.38%
---------------------------------------------------------------------------------------------------------------

SHORT TERM
  GOVERNMENT INCOME
---------------------------------------------------------------------------------------------------------------
Series I                 0.56%       0.05%      0.07%       -- --          0.68%          0.00%       0.68%
---------------------------------------------------------------------------------------------------------------
Series II                0.56%       0.25%      0.07%       -- --          0.88%          0.00%       0.88%
---------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------
Series I                 1.06%       0.05%      0.04%       -- --          1.15%          0.00%       1.15%
---------------------------------------------------------------------------------------------------------------
Series II                1.06%       0.25%      0.04%       -- --          1.35%          0.00%       1.35%
---------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX
---------------------------------------------------------------------------------------------------------------
Series I                 0.48%       0.05%      0.02%       0.08%          0.63%          0.00%       0.63%
---------------------------------------------------------------------------------------------------------------
Series II                0.48%       0.25%      0.02%       0.08%          0.83%          0.00%       0.83%
---------------------------------------------------------------------------------------------------------------
SMALL CAP
  OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------
Series I                 1.00%       0.05%      0.05%       0.07%          1.17%       -0.08%(6)      1.09%
---------------------------------------------------------------------------------------------------------------
Series II                1.00%       0.25%      0.05%       0.07%          1.37%       -0.08%(6)      1.29%
---------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE
---------------------------------------------------------------------------------------------------------------
Series II                1.06%       0.25%      0.04%       0.19%          1.54%          0.00%       1.54%
---------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE
---------------------------------------------------------------------------------------------------------------
Series I                 1.03%       0.05%      0.05%       0.21%          1.34%          0.00%       1.34%
---------------------------------------------------------------------------------------------------------------
Series II                1.03%       0.25%      0.05%       0.21%          1.54%          0.00%       1.54%
---------------------------------------------------------------------------------------------------------------
SMALLER COMPANY
  GROWTH
---------------------------------------------------------------------------------------------------------------
Series I                 1.06%       0.05%      0.05%       -- --          1.16%       -0.12%(6)      1.04%
---------------------------------------------------------------------------------------------------------------
Series II                1.06%       0.25%      0.05%       -- --          1.36%       -0.12%(6)      1.24%
---------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME
  OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------
Series I               0.67%(2)      0.05%      0.09%       0.05%          0.86%          0.00%       0.86%
---------------------------------------------------------------------------------------------------------------
Series II              0.67%(2)      0.25%      0.09%       0.05%          1.06%          0.00%       1.06%
---------------------------------------------------------------------------------------------------------------
TOTAL BOND MARKET A
---------------------------------------------------------------------------------------------------------------
Series II                0.47%       0.25%      0.02%       -- --          0.74%          0.00%       0.74%
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN
---------------------------------------------------------------------------------------------------------------
Series I                 0.68%       0.05%      0.04%       -- --          0.77%          0.00%       0.77%
---------------------------------------------------------------------------------------------------------------
Series II                0.68%       0.25%      0.04%       -- --          0.97%          0.00%       0.97%
---------------------------------------------------------------------------------------------------------------
TOTAL STOCK MARKET
  INDEX
---------------------------------------------------------------------------------------------------------------
Series I                 0.49%       0.05%      0.03%       -- --          0.57%          0.00%       0.57%
---------------------------------------------------------------------------------------------------------------
Series II                0.49%       0.25%      0.03%       -- --          0.77%          0.00%       0.77%
---------------------------------------------------------------------------------------------------------------
ULTRA SHORT TERM
  BOND
---------------------------------------------------------------------------------------------------------------
Series II(7)             0.55%       0.25%      0.08%       -- --          0.88%          0.00%       0.88%
---------------------------------------------------------------------------------------------------------------
UTILITIES
---------------------------------------------------------------------------------------------------------------
Series I                 0.83%       0.05%      0.07%       -- --          0.95%          0.00%       0.95%
---------------------------------------------------------------------------------------------------------------
Series II                0.83%       0.25%      0.07%       -- --          1.15%          0.00%       1.15%
---------------------------------------------------------------------------------------------------------------

VALUE
---------------------------------------------------------------------------------------------------------------
Series I                 0.74%       0.05%      0.04%       -- --          0.83%          0.00%       0.83%
---------------------------------------------------------------------------------------------------------------
Series II                0.74%       0.25%      0.04%       -- --          1.03%          0.00%       1.03%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
BLACKROCK VARIABLE
  SERIES FUNDS,
  INC.:
--------------------------------------------------------------------------------------------------------------
BlackRock Basic
  Value V.I. Fund       0.60%        0.15%      0.07%       -- --         0.82%         0.00%        0.82%
--------------------------------------------------------------------------------------------------------------
BlackRock Global
  Allocation V.I.
  Fund                  0.65%        0.15%      0.06%       0.02%         0.88%(8)      0.00%        0.88%
--------------------------------------------------------------------------------------------------------------
BlackRock Value
  Opportunities V.I.
  Fund                  0.75%        0.15%      0.09%       0.01%         1.00%(8)      0.00%        1.00%
--------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE
  INSURANCE TRUST
  (CLASS M):
--------------------------------------------------------------------------------------------------------------
VIT All Asset
  Portfolio(11)         0.43%        0.25%      0.20%       0.66%(9)      1.54%(10,11) -0.03%(12)    1.51%
--------------------------------------------------------------------------------------------------------------




 (1) "Acquired Portfolio Fees and Expenses" are based on the indirect net expenses associated with the Portfolio's investment in underlying portfolios and are included in "Total Annual Operating Expenses." The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.



 (2) The Management Fee has been restated to reflect contractual changes to the Advisory Agreement.



 (3) The table reflects the combined fees of the feeder fund and the master fund.



 (4) The Adviser has contractually limited other Portfolio level expenses to 0.07%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.



 (5) The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.



 (6) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.



 (7) For Portfolios and Series that have not commenced operations or have an inception date of less than six months as of December 31, 2010, expenses are estimated.





 (8) The "Total Annual Operating Expenses" do not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fees and Expenses.



 (9) Acquired Portfolio Fees and Expenses include interest expense of 0.01%. Interest expense is based on the amount incurred during an Underlying PIMCO Portfolio's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the Underlying PIMCO Portfolio for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Underlying PIMCO Portfolio's use of such investments as an investment strategy.



(10) "Total Annual Operating Expenses" excluding interest expense of the Underlying PIMCO Portfolios is 1.53% for the Class M Shares.



(11) "Total Annual Operating Expenses" do not match the Ratio of Expenses to Average Net Assets of the Portfolio as set forth in the Financial Highlights table of the prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Portfolio Fees and Expenses.



(12) PIMCO has contractually agreed, through May 1, 2012, to reduce its advisory fee to the extent that the Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees, that is different from the calculation of Acquired Portfolio Fees and Expenses listed in the table above.


We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

           IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.


The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, and investors must depend on the financial strength of the Company for satisfaction of the Company's obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company's general account assets. You should be aware that, unlike the Separate Accounts, the Company's general account is not segregated or insulated from the claims of the Company's creditors. The general account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company's financial statements contained in the SAI include a further discussion of risks inherent within the Company's general account investments.


THE SEPARATE ACCOUNTS

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.


For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.



For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We are subsidiaries of Manulife Financial Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We use our Separate Accounts to support the Variable Investment Options you choose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

       -  the John Hancock Variable Insurance Trust; or

       - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or
       - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund," the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders, where available), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders, where available). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders, where available). The requirements we impose may increase a Portfolio's transaction Costs or otherwise affect both the performance and the availability of Investment Options under the Contract (and optional benefit Riders, where available).



The John Hancock Variable Insurance Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC ("BIM"), an affiliate, to act as the investment subadviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock International Limited ("BIL"), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.


If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).


Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2010, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.



Funds of Funds and Master-Feeder Funds


Each of the John Hancock Variable Insurance Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts and the PIMCO VIT All Asset Portfolio ("Funds of Funds") is a "fund of funds" that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.



Each of the John Hancock Variable Insurance Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHVIT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHVIT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.



The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each fund will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.


Portfolio Investment Objectives and Strategies
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR

A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS FEEDER FUNDS), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.





                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
       Rider (see Appendix D: "Optional Guaranteed Withdrawal Benefits").







CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE
  SERIES) - ADVISER TO MASTER FUND

     American Asset Allocation Trust              Seeks to provide high total return (including
                                                  income and capital gains) consistent with
                                                  preservation of capital over the long term. To
                                                  do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Asset
                                                  Allocation Fund(SM), which invests in common
                                                  stocks and other equity securities, bonds and
                                                  other intermediate and long-term debt
                                                  securities, and money market instruments.

     American Blue Chip Income And Growth         Seeks to produce income exceeding the average
     Trust                                        yield on U.S. stocks generally and to provide
                                                  an opportunity for growth of principal
                                                  consistent with sound common stock investing.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Blue Chip
                                                  Income and Growth Fund, which invests at least
                                                  90% of its net assets in equity securities,
                                                  primarily in equity securities of larger, more
                                                  established companies domiciled in the U.S.

     American Bond Trust                          Seeks to maximize current income and preserve
                                                  capital. To do this, the Portfolio invests all
                                                  of its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series Bond
                                                  Fund, which invests at least 65% of its net
                                                  assets in investment-grade debt securities and
                                                  up to 35% of its net assets in lower rated
                                                  debt securities.

     American Global Growth Trust                 Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Global Growth
                                                  Fund, which invests primarily in common stocks
                                                  of companies located around the world that
                                                  have potential for growth.

     American Global Small Capitalization         Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Global Small
                                                  Capitalization Fund, which invests primarily
                                                  in stocks of smaller companies located around
                                                  the world.

     American Growth Trust                        Seeks to provide growth of capital. To do
                                                  this, the Portfolio invests all of its assets
                                                  in Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Growth Fund,
                                                  which invests primarily in common stocks of
                                                  companies that offer superior opportunities
                                                  for growth of capital.

     American Growth-Income Trust                 Seeks long-term growth of capital and income.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Growth-
                                                  Income Fund, which invests primarily in common
                                                  stocks or other securities that demonstrate
                                                  the potential for appreciation and/or
                                                  dividends.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
       Rider (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




CAPITAL RESEARCH AND MANAGEMENT COMPANY (CONTINUED)

     American High-Income Bond Trust              Seeks to provide a high level of current
                                                  income and, secondarily, capital appreciation.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series High-
                                                  Income Bond Fund, which invests primarily in
                                                  higher yielding and generally lower quality
                                                  debt securities.

     American International Trust                 Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series International
                                                  Fund, which invests primarily in common stocks
                                                  of companies located outside the U.S. that
                                                  have potential for growth.

     American New World Trust                     Seeks to make the shareholders' investment
                                                  grow. To do this, the Portfolio invests all of
                                                  its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series New
                                                  World Fund(R), which invests primarily in
                                                  stocks of companies with significant exposure
                                                  to countries with developing economies and/or
                                                  markets that have potential of providing
                                                  capital appreciation.



DAVIS SELECTED ADVISERS, L.P.

     Financial Services Trust                     Seeks growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in common stocks of companies that are
                                                  principally engaged in financial services.

     Fundamental Value Trust                      Seeks growth of capital. To do this, the
                                                  Portfolio invests primarily in common stocks
                                                  of large-cap U.S. companies with durable
                                                  business models that can be purchased at
                                                  attractive valuations relative to their
                                                  intrinsic value.



DECLARATION MANAGEMENT & RESEARCH LLC

     Total Bond Market Trust A                    Seeks to track the performance of the Barclays
                                                  Capital U.S. Aggregate Bond Index (which
                                                  represents the U.S. investment grade bond
                                                  market). To do this, the Portfolio invests at
                                                  least 80% of its net assets in securities
                                                  listed in the Barclays Capital U.S. Aggregate
                                                  Bond Index.



DECLARATION MANAGEMENT & RESEARCH LLC AND JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE
  ASSET MANAGEMENT (US) LLC(1)

     Active Bond Trust                            Seeks income and capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in a diversified mix of debt
                                                  securities and instruments with maturity
                                                  durations of approximately 4 to 6 years.



DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
     Real Estate Securities Trust(2)              Seeks to achieve a combination of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of real
                                                  estate investment trusts ("REITs") and real
                                                  estate companies.



                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
       Rider (see Appendix D: "Optional Guaranteed Withdrawal Benefits").





DIMENSIONAL FUND ADVISORS LP

     Disciplined Diversification Trust            Seeks total return consisting of capital
                                                  appreciation and current income. To do this,
                                                  the Portfolio invests primarily in equity
                                                  securities and fixed-income securities of
                                                  domestic and international issuers, including
                                                  equities of issuers in emerging markets.

     International Small Company Trust            Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in securities of small cap
                                                  companies in the particular markets in which
                                                  the Portfolio invests. The Portfolio will
                                                  primary invest in a broad and diverse group of
                                                  equity securities of foreign small companies
                                                  of developed markets, but may also hold equity
                                                  securities of companies located in emerging
                                                  markets.



DIMENSIONAL FUND ADVISORS LP ("DFA") AND INVESCO ADVISERS, INC. ("INVESCO ADVISERS")(3)

     Small Cap Opportunities Trust                Seeks long-term capital appreciation. To do
                                                  this, Invesco Advisers invests at least 80% of
                                                  the portion of the Portfolio's net assets it
                                                  manages in equity securities of small-
                                                  capitalization companies; DFA invests the
                                                  portion of the Portfolio's net assets it
                                                  manages in a broad and diverse group of
                                                  readily marketable common stocks of U.S.
                                                  small- and mid-cap companies that it
                                                  determines to be value stocks.



FRANKLIN MUTUAL ADVISERS, LLC



FRONTIER CAPITAL MANAGEMENT COMPANY, LLC, PERIMETER CAPITAL MANAGEMENT AND JOHN HANCOCK ASSET
  MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA) LIMITED(4)

     Smaller Company Growth Trust                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in small cap equity securities.



GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

     International Core Trust                     Seeks high total return. To do this, the
                                                  Portfolio invests at least 80% of its total
                                                  assets in equity investments in companies from
                                                  developed markets outside the U.S.



INVESCO ADVISERS, INC.(5)
     Value Trust                                  Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk.  To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities which are
                                                  believed to be undervalued relative to the
                                                  stock market in general.



JENNISON ASSOCIATES LLC

     Capital Appreciation Trust                   Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity and equity-related
                                                  securities of companies that exceed $1 billion
                                                  in capitalization and are attractively valued
                                                  and have above-average growth prospects.



                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
       Rider (see Appendix D: "Optional Guaranteed Withdrawal Benefits").





JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC
     Core Allocation Trust                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Core Allocation Plus
                                                  Trust. The Portfolio is a fund of funds and is
                                                  also authorized to invest in other underlying
                                                  portfolios and investment companies.

     Core Balanced Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Balanced Trust. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in other underlying
                                                  portfolios and investment companies.

     Core Disciplined Diversification Trust       Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Disciplined
                                                  Diversification Trust. The Portfolio is a fund
                                                  of funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Franklin Templeton Founding Allocation       Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests primarily in three JHVIT
                                                  Portfolios: Global Trust, Income Trust and
                                                  Mutual Shares Trust. The Portfolio is a fund
                                                  of funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Optimized All Cap Trust                      Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities of large-,
                                                  mid- and small-cap U.S. companies with strong
                                                  industry position, leading market share,
                                                  proven management or strong financials.

     Optimized Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 65% of
                                                  its total assets in equity securities of U.S.
                                                  companies with the potential for long-term
                                                  growth of capital and a market capitalization
                                                  range at the time of investment equal to the
                                                  Russell 1000(R) Value Index.(6)

     Short Term Government Income Trust           Seeks a high level of current income
                                                  consistent with preservation of capital.
                                                  Maintaining a stable share price is a
                                                  secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  obligations issued or guaranteed by the U.S.
                                                  government or its agencies, authorities, or
                                                  instrumentalities. The Portfolio's normal
                                                  effective duration is no more than 3 years.

     Strategic Income Opportunities Trust         Seeks a high level of current income. To do
     (successor to Strategic Bond Trust)          this, the Portfolio invests primarily in
                                                  foreign government and corporate debt
                                                  securities from developed and emerging
                                                  markets, U.S. government and agency
                                                  securities, domestic high-yield bonds.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
       Rider (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC (CONTINUED)

     Ultra Short Term Bond Trust                  Seeks a high level of current income
                                                  consistent with the maintenance of liquidity
                                                  and the preservation of capital.  To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in a diversified portfolio of domestic,
                                                  investment grade debt securities.

                                                  Note:  The Ultra Short Term Bond Portfolio is
                                                  not a money market fund.  Although the
                                                  Portfolio seeks to preserve the principal
                                                  value of your investment, the Portfolio's
                                                  value fluctuates, and it is possible to lose
                                                  money by investing in this Investment Option.



JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH
  AMERICA) LIMITED
     500 Index Trust                              Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P 500(R) Index and
                                                  securities that as a group will behave in a
                                                  manner similar to the Index.(7)

     Mid Cap Index Trust                          Seeks to approximate the aggregate total
                                                  return of a mid cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P Midcap 400(R)
                                                  Index(7) and securities that as a group behave
                                                  in a manner similar to the Index.

     Money Market Trust                           Seeks to obtain maximum current income
                                                  consistent with preservation of principal and
                                                  liquidity. To do this, the Portfolio invests
                                                  in high quality, U.S. dollar denominated money
                                                  market instruments.

                                                  Note:  Although the Money Market Portfolio
                                                  seeks to preserve the principal value of your
                                                  investment, it is possible to lose money by
                                                  investing in this Investment Option.  For
                                                  example, the Money Market Portfolio could lose
                                                  money if a security purchased by the Portfolio
                                                  is downgraded, and the Portfolio must sell the
                                                  security at less than the original cost of the
                                                  security.  Also, the returns of the Money
                                                  Market Subaccount in your Contract may become
                                                  extremely low or possibly negative whenever
                                                  the net income earned, if any, by the
                                                  underlying Money Market Portfolio is not
                                                  sufficient to offset the Contract's expense
                                                  deductions.

     Small Cap Index Trust                        Seeks to approximate the aggregate total
                                                  return of a small cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Russell 2000(R) Index(6)
                                                  and securities that will as a group behave in
                                                  a manner similar to the Index.

     Total Stock Market Index Trust               Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Wilshire 5000(R) Total
                                                  Market Index(8) and securities that as a group
                                                  will behave in a manner similar to the Index.



                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
       Rider (see Appendix D: "Optional Guaranteed Withdrawal Benefits").





JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
  ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA)
  LIMITED
     American Fundamental Holdings Trust          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests primarily in four
                                                  portfolios of the American Funds Insurance
                                                  Series(R): Bond Fund, Growth Fund, Growth-
                                                  Income Fund, and International Fund. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in six other portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying portfolios, investment
                                                  companies, and other types of investments.

     American Global Diversification Trust        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying portfolios, in securities that are
                                                  located outside the U.S. The Portfolio invests
                                                  primarily in five portfolios of the American
                                                  Funds Insurance Series: Bond Fund, Global
                                                  Growth Fund, Global Small Capitalization Fund,
                                                  High-Income Bond Fund, and New World Fund. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in five other portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying portfolios, investment
                                                  companies, and other types of investments.

     Core Fundamental Holdings Trust              Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in Portfolios of the American Funds
                                                  Insurance Series. The Portfolio is a fund of
                                                  funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Core Global Diversification Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying portfolios, in securities that are
                                                  located outside the U.S. The Portfolio is a
                                                  fund of funds and is also authorized to invest
                                                  in other underlying portfolios and investment
                                                  companies.

     Core Strategy Trust                          Seeks long-term growth of capital; current
                                                  income is also a consideration. To do this,
                                                  the Portfolio invests approximately 70% of its
                                                  total assets in equity securities and
                                                  portfolios which invest primarily in equity
                                                  securities and approximately 30% of its total
                                                  assets in fixed-income securities and
                                                  portfolios which invest primarily in fixed-
                                                  income securities. The Portfolio is a fund of
                                                  funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Lifestyle Aggressive Trust                   Seeks long-term growth of capital. Current
                                                  income is not a consideration. The Portfolio
                                                  operates as a fund of funds and invests
                                                  approximately 100% of its assets in portfolios
                                                  which invest primarily in equity securities.

     Lifestyle Balanced Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on growth of capital. The
                                                  Portfolio is a fund of funds and invests
                                                  approximately 50% of its assets in portfolios
                                                  that invest primarily in equity securities,
                                                  and approximately 50% in portfolios which
                                                  invest primarily in fixed-income securities.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
       Rider (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
  ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA)
  LIMITED (CONTINUED)

     Lifestyle Conservative Trust                 Seeks a high level of current income with some
                                                  consideration given to growth of capital. The
                                                  Portfolio is a fund of funds and invests
                                                  approximately 80% of its assets in portfolios
                                                  which invest primarily in fixed-income
                                                  securities, and approximately 20% in
                                                  portfolios which invest primarily in equity
                                                  securities.

     Lifestyle Growth Trust                       Seeks long-term growth of capital. Current
                                                  income is also a consideration. The Portfolio
                                                  is a fund of funds and invests approximately
                                                  70% of its assets in portfolios which invest
                                                  primarily in equity securities, and
                                                  approximately 30% of its assets in portfolios
                                                  which invest primarily in fixed-income
                                                  securities.

     Lifestyle Moderate Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on income. The Portfolio is a
                                                  fund of funds and invests approximately 60% of
                                                  its assets in portfolios which invest
                                                  primarily in fixed-income securities, and
                                                  approximately 40% of its assets in portfolios
                                                  which invest primarily in equity securities.



LORD, ABBETT & CO. LLC
     All Cap Value Trust                          Seeks capital appreciation. To do this, the
                                                  Portfolio invests at least 50% of its net
                                                  assets in equity securities of large, seasoned
                                                  U.S. and multinational companies that are
                                                  believed to be undervalued. The Portfolio may
                                                  invest the remainder of its assets in
                                                  undervalued mid-sized and small company
                                                  securities.



MARSICO CAPITAL MANAGEMENT, LLC
     International Opportunities Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in common stocks of foreign
                                                  companies of any size that are selected for
                                                  their long-term growth potential.



MASSACHUSETTS FINANCIAL SERVICES COMPANY
     Utilities Trust                              Seeks capital growth and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity and debt securities
                                                  of domestic and foreign companies (including
                                                  emerging markets) in the utilities industry.



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Global Bond Trust                            Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 80% of its net assets in fixed-income
                                                  instruments that are economically tied to at
                                                  least three countries (one of which may be the
                                                  U.S.), which may be represented by futures
                                                  contracts and options on such securities.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
       Rider (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (CONTINUED)

     Real Return Bond Trust                       Seeks maximum real return, consistent with
                                                  preservation of real capital and prudent
                                                  investment management. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in inflation-indexed bonds of varying
                                                  maturities issued by the U.S. and foreign
                                                  governments, their agencies or
                                                  instrumentalities and corporations, which may
                                                  be represented by forwards or derivatives.

     Total Return Trust                           Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 65% of its net assets in a
                                                  diversified portfolio of fixed-income
                                                  instruments of varying maturities, which may
                                                  be represented by forwards or derivatives.



QS INVESTORS, LLC(9)
     All Cap Core Trust                           Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests in common stocks and
                                                  other equity securities within all asset
                                                  classes (small-, mid- and large-cap) of those
                                                  included on the Russell 3000(R)(6) Index.
                                                  These securities may be listed on securities
                                                  exchanges, traded in various over-the-counter
                                                  markets or have no organized markets. The
                                                  Portfolio may also invest in U.S. Government
                                                  securities.



SSGA FUNDS MANAGEMENT, INC.
     International Equity Index Trust A           Seeks to track the performance of a broad-
                                                  based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index(10), or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.



T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.(11)
     Science & Technology Trust                   Seeks long-term growth of capital. Current
                                                  income is incidental to the Portfolio's
                                                  objective. To do this, the Portfolio invests
                                                  at least 80% of its net assets in the common
                                                  stocks of companies expected to benefit from
                                                  the development, advancement, and/or use of
                                                  science and technology.



T. ROWE PRICE ASSOCIATES, INC.
     Blue Chip Growth Trust                       Seeks to provide long-term growth of capital.
                                                  Current income is a secondary objective. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks of large
                                                  and medium-sized blue chip growth companies
                                                  that are well established in their industries
                                                  and have the potential for above-average
                                                  earnings growth.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
       Rider (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




T. ROWE PRICE ASSOCIATES, INC. (CONTINUED)

     Capital Appreciation Value Trust             Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in
                                                  common stocks of established U.S. companies
                                                  that have above-average potential for capital
                                                  growth. Common stocks typically constitute at
                                                  least 50% of the Portfolio's assets. The
                                                  remaining assets are invested in other
                                                  securities, including convertible securities,
                                                  corporate and government debt, foreign
                                                  securities, futures and options. The Portfolio
                                                  may invest up to 20% of its total assets in
                                                  foreign securities.

     Equity-Income Trust                          Seeks to provide substantial dividend income
     (successor to Large Cap Value Trust)         and also long-term growth of capital. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities, with at
                                                  least 65% in common stocks of well-established
                                                  companies paying above-average dividends.

     Health Sciences Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in common stocks of companies
                                                  engaged in the research, development,
                                                  production, or distribution of products or
                                                  services related to health care, medicine, or
                                                  the life sciences.

     Mid Value Trust                              Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in companies with market
                                                  capitalizations that are within the S&P Midcap
                                                  400(R) Index(7) or the Russell Midcap(R) Value
                                                  Index(6).

     Small Company Value Trust                    Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small companies whose common stocks
                                                  are believed to be undervalued.



TEMPLETON GLOBAL ADVISORS LIMITED
     Global Trust                                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in the
                                                  equity securities of companies located
                                                  throughout the world, including emerging
                                                  markets.



TEMPLETON INVESTMENT COUNSEL, LLC
     International Value Trust(12)                Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 85% of its net
                                                  assets in foreign (non-U.S.) equity
                                                  securities.



UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
     Large Cap Trust                              Seeks to maximize total return, consisting of
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of U.S.
                                                  large capitalization companies whose estimated
                                                  fundamental value is greater than its market
                                                  value at any given time.



                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
       Rider (see Appendix D: "Optional Guaranteed Withdrawal Benefits").





WELLINGTON MANAGEMENT COMPANY, LLP
     Core Allocation Plus Trust                   Seeks to provide total return, consisting of
                                                  long-term capital appreciation and current
                                                  income. To do this, the Portfolio invests in
                                                  equity and fixed-income securities of issuers
                                                  located within and outside the U.S.

     Investment Quality Bond Trust                Seeks to provide a high level of current
                                                  income consistent with the maintenance of
                                                  principal and liquidity. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in bonds rated investment grade,
                                                  focusing on corporate bonds and U.S.
                                                  government bonds with intermediate to longer
                                                  term maturities.

     Mid Cap Stock Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of medium-sized
                                                  companies with significant capital
                                                  appreciation potential.

     Natural Resources Trust                      Seeks long-term total return. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in equity and equity-related securities
                                                  of natural resource-related companies
                                                  worldwide, including emerging markets.

     Small Cap Growth Trust                       Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to offer above-average potential for
                                                  growth in revenues and earnings.

     Small Cap Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to be undervalued.



WELLS CAPITAL MANAGEMENT, INCORPORATED
     Core Bond Trust                              Seeks total return consisting of income and
                                                  capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in a broad range of investment grade
                                                  debt securities, including U.S. government
                                                  obligations, corporate bonds, mortgage- and
                                                  other asset-backed securities and money market
                                                  instruments.



WESTERN ASSET MANAGEMENT COMPANY
     High Yield Trust(13)                         Seeks to realize an above-average total return
     (successor to "High Income Trust" and to     over a market cycle of three to five years,
     "U.S. High Yield Bond Trust")                consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in high yield securities, including
                                                  corporate bonds, preferred stocks, U.S.
                                                  government and foreign securities, mortgage-
                                                  backed securities, loan assignments or
                                                  participations, and convertible securities.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
       Rider (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




                    BLACKROCK VARIABLE SERIES FUNDS, INC.(14)


 We show the Portfolio's manager in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



BLACKROCK INVESTMENT MANAGEMENT, LLC
     BlackRock Basic Value V. I. Fund             Seeks capital appreciation and, secondarily,
                                                  income.

     BlackRock Value Opportunities V. I. Fund     Seeks long-term growth of capital.



BLACKROCK ASSET MANAGEMENT U.K. LIMITED
     BlackRock Global Allocation V. I. Fund       Seeks high total investment return.






                         PIMCO VARIABLE INSURANCE TRUST


    We show the Portfolio's manager in bold above the name of the Portfolio.



PACIFIC INVESTMENT MANAGEMENT COMPANY
     PIMCO VIT All Asset Portfolio                Seeks maximum real return consistent with
                                                  preservation of real capital and prudent
                                                  investment management.






 (1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



 (2) RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.



 (3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Advisers, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



 (4) The Smaller Company Growth Trust employs a multi-manager approach with three subadvisers, each of which employs its own investment approach and independently manages its portion of the Portfolio. JHIMS LLC, the adviser, may change the allocation of Portfolio assets among the subadvisers at any time.



 (5) Prior to June 1, 2010, the subadviser of the JHVIT Value Trust had been referred to in the Annuity Prospectus as "Van Kampen (a registered trade name of Morgan Stanley Investment Management Inc.)." Effective June 1, 2010, Invesco Ltd. acquired certain portions of Morgan Stanley Investment Management Inc.'s retail asset management business, which includes the management of the JHVIT Value Trust. In connection with the transaction, the JHVIT Board approved a new subadvisory agreement effective June 1, 2010, for the JHVIT Value Trust with Invesco Advisers, Inc., an affiliate of Invesco Ltd.



 (6) "Russell 3000(R)", "Russell 2000(R)", "Russell 1000(R)" and "Russell Midcap(R) Value" are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Russell 3000(R) Index ranged from $5 million to $425.9 billion, Russell 2000(R) Index ranged from $5 million to $6.2 billion, as of February 28, 2011, the market capitalizations of companies included in the Russell 1000(R) Value Index ranged from $221 million to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the Russell Midcap(R) Value" Index ranged from $310 million to $19.0 billion.



 (7) "Standard & Poor's(R)," "S&P 500(R)," and "S&P Midcap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the S&P 500(R) Index ranged from $1.5 billion to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the S&P Midcap 400(R) Index ranged from $703 million to $9.9 billion.



 (8) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from less than $1 million to $431 billion.



 (9) Effective August 1, 2010, QS Investors, LLC ("QS Investors") succeeded Deutsche Investment Management Americas Inc. as the subadviser to the All Cap Core Trust.



(10) "MSCI All Country World Excluding USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalization range of the Index was from $466 million to $275.1 billion.

(11) The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.



(12) The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(13) High Yield Trust is sub-subadvised by Western Asset Management Company Limited.



(14) Not available to Contracts issued on or after January 28, 2002.




VOTING INTEREST

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You instruct us how to vote Portfolio shares.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.



If you purchased a Contract for use in connection with a Qualified Plan, you should know, in evaluating the suitability of the Contract, that:
       - the Contract was not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth Account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
       - any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.



Please see "VII. Federal Tax Matters - Qualified Contracts" for additional information about the use of the Contract in connection with Qualified Plans.

ELIGIBILITY RESTRICTION - SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify as a section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan"). For information regarding Contracts issued for use in existing
Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI from the Annuities Service Center.

BENEFICIARY IRAS. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that were otherwise available under the Contract (where applicable, see Appendix
C: "Optional Enhanced Death Benefit Riders," Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," and Appendix E: "Optional Guaranteed Minimum Income Benefit(s)," to determine what optional Riders, if any, were available).

We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

ELIGIBLE GROUPS

John Hancock USA has issued Group Contracts to Venture(R) Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

ACCUMULATION PERIOD PROVISIONS

Purchase Payments
You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. However, if you elected the optional Payment Enhancement (only available in New York), the minimum initial Purchase Payment was $10,000.

Additional Purchase Payments must be at least $30, unless you purchased a VEN 1 Contract. In that case, Additional Purchase Payments must be $25 for a VEN 1 Qualified Contract and $300 for a VEN 1 Nonqualified Contract. Purchase Payments may be made at any time and must be in U.S. dollars.

We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "Purchase Payments" in Appendix
D: "Optional Guaranteed Minimum Withdrawal Benefits." For the year that you become age 70 1/2 and for any subsequent years, if we issued

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We impose limits on the minimum amount of Additional Purchase Payments.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
your Contract in connection with an IRA, we will accept only a Purchase Payment intended to qualify as a "rollover contribution." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in
Section 403(b) Qualified Plans, you may request a copy of the SAI from the Annuities Service Center.



John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:


       - You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;


       - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;


       - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000;

       - You purchased a Contract that will be used within our Individual 401(k) Program;

       - You purchased a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan currently owns one or more Qualified contracts issued by us prior to June 1, 2004; or


       - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.



If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:


       - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

       - the Contract Value at the end of such two year period is less than $2,000.


As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the "valuation period") during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").



You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).


Payment Enhancement

The optional Payment Enhancement Rider was not available for John Hancock New York Contracts issued prior to January 1, 2001 or on or after November 12, 2007 or for any John Hancock USA Contract. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and once elected, it is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.



If you elected the Payment Enhancement Rider, we add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, or between October 16, 2006 and April 30, 2007, the Payment Enhancement was 5%. The Payment Enhancement is funded from John Hancock New York's General Account.



PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. If the Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.



RIGHT TO REVIEW CONTRACT. If you exercised your right to return your Contract during the "ten day right to review period," we would have reduced the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bore the risk that if the market value of the Payment Enhancement had declined, we would still have recovered the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement would not


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The optional Payment Enhancement Rider was only available in New York.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
have been deducted from the amount paid to you. If a Contract was issued as an IRA under sections 408 or 408A of the Code, during the first 7 days of the right to review period, we would have returned the Purchase Payments if this were greater than the amount otherwise payable.


TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investment in the contract" for income tax purposes (see "VII. Federal Tax Matters").


MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making Additional Purchase Payments, you and your registered representative should consider:

       -  The length of time that you plan to own your Contract;
       -  The frequency, amount and timing of any partial surrenders; and

       -  The amount and frequency of your Purchase Payments.



Choosing the Payment Enhancement is generally advantageous except in the following situation: if you make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to Additional Purchase Payments and you intend to hold your Contract for more than 11 years.


We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see "VI. Charges and Deductions").


If you are considering making Additional Purchase Payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B: "Qualified Plan Types").



ADDITIONAL CHARGES FOR THE PAYMENT ENHANCEMENT. If you elected the Payment Enhancement Rider, the Separate Account Annual Expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement is elected is 8% (as opposed to 6% with no Payment Enhancement) and the withdrawal charge period is 8 years if the Payment Enhancement is elected (as opposed to 7 years with no Payment Enhancement).


Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract's Investment Accounts by dividing
(i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.



We usually credit initial Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your initial Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.


We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.


We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:


       - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

       - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.


AUTOMATED TRANSACTIONS. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing Automated Transactions.




Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:


       (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

       (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

       (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.



Transfers among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.


You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.



Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.



Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.


To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in "Pay-out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, a Contract Owner may transfer to the Money Market Investment Option even if the Contract Owner reaches the two transfer per month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:
       -  restricting the number of transfers made during a defined period;
       -  restricting the dollar amount of transfers;
       - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
       -  restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.


ADDITIONAL TRANSFER REQUIREMENTS FOR VEN 1 AND VEN 3 CONTRACTS. We impose additional requirements under VEN 1 and VEN 3 Contracts. Under these Contracts, Owners may transfer all or part of their Contract Value to a Fixed Annuity Contract issued by us at any time. In such case, we will waive any withdrawal charge that would otherwise be applicable under the terms of the Contract. Similarly, we will permit holders of such Fixed Annuity Contract to transfer certain Contract Values to the Separate Account. In such case, the Contract Values transferred will be attributable to certain Purchase Payments made under the Fixed Annuity Contract. For purposes of calculating the withdrawal charge under the Contract, the Contract Date will be deemed to be the date of the earliest Purchase Payment transferred from the Fixed Annuity Contract and the date of other Purchase Payments transferred will be deemed to be the dates actually made under the Fixed Annuity Contract. A transfer of all or a part of the Contract Value from one Contract to another may be treated as a distribution of all or a part of the Contract Value for federal tax purposes.


Under the VEN 1 Contract, a Contract Owner may transfer prior to the Maturity Date amounts among Investment Accounts of the Contract without charge, but such transfers cannot be made on more than two occasions in any Contract Year. After annuity payments have been made for at least 12 months under a VEN 1 Contract, all or a portion of the assets held in a Subaccount with respect to the Contract may be transferred by the Annuitant to one or more other Subaccounts. Such transfers can be made only once each 12 months upon notice to us at least 30 days before the due date of the first annuity payment to which the change will apply.


In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.


Telephone and Electronic Transactions

We automatically permit you to request transfers and withdrawals by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact us at the telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.



To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.


We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
       -  any loss or theft of your password; or
       -  any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.


All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.


We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


Special Transfer Services - Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the "DCA Source Investment Option"), to other Variable Investment Options (the "Destination Investment Options"), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if otherwise allowable) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.



Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.


The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We permit you to make certain types of transactions by telephone or electronically through the Internet.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We make available Dollar Cost Averaging and Asset Rebalancing programs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.



You should consult with your financial professional to assist you in determining whether the DCA program and your DCA Source Investment Option selection are suited for your financial needs and investment risk tolerance.


Special Transfer Services - Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:
       - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
       - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
       - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Secure Principal Program

Contracts issued prior to December 30, 2002 by John Hancock USA and Contracts issued prior to March 24, 2003 by John Hancock New York had the option to participate in our Secure Principal Program. Under the Secure Principal Program the initial Purchase Payment was split between a 7 year Fixed Investment Option and Variable Investment Options. We guarantee that percentage of the initial Purchase Payment you allocated to your 7 year Fixed Investment Option will grow to an amount at least equal to your total initial Purchase Payment at the end of the guaranteed period. The balance of the initial Purchase Payment was allocated among the Investment Options indicated on the Contract specifications page.


Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the SAI for further information regarding the impact of withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.



When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionally from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges and tax liability as a result.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge.



There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently do not enforce these Contract minimum restrictions for Contracts that have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for Contracts that we issue in the future.



We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

       - the New York Stock Exchange is closed (other than customary weekend and holiday closings);
       -  trading on the New York Stock Exchange is restricted;

       - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets;


       - pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or


       -  the SEC, by order, so permits for the protection of security holders.



Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.



IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the Owner of the other Contract to purchase any optional benefit Rider then available.



TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).



Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

       - you are requesting that we mail the amount withdrawn to an alternate address; or
       - you have changed your address within 30 days of the withdrawal request; or
       -  you are requesting a withdrawal in the amount of $250,000 or greater.


We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.


Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 You may make Systematic "Income Plan" withdrawals.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services - The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" in Appendix D for more information.

Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period
The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date.


We use the term OWNER-DRIVEN when we describe death benefits under some versions of the Contracts (VENTURE(R) 2006, VEN 24, VEN 22 and VEN 20), where we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these versions, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:

       -  You, the Owner, are the Annuitant, or
       - We issued your Contract to an Owner that is not an individual (for example the Owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.

We use the term ANNUITANT-DRIVEN when we describe death benefits under other versions of the Contracts (VEN 9, VEN 8, VEN 7, VEN 3 and VEN 1), where we determine a death benefit on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner during the Accumulation Period. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract Value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under Nonqualified Contracts where the Owner is not an individual (for example, the Owner is a corporation or a trust). We treat a change in the Annuitant or any co-Annuitant under this type of Annuitant-driven Contract as the death of the Owner, and we distribute the Contract Value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we will reduce the amount by charges which would otherwise apply upon withdrawal. If a Nonqualified Contract has both an individual and a non-individual Owner, we will determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.

The death benefit under Owner-driven and Annuitant-driven Contracts is the greater of:
       -  the Contract Value; or
       -  the respective minimum death benefit described below.


The minimum death benefits provided under both Owner-driven and Annuitant-driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional benefit Rider that will enhance the amount of death benefit.


You should read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the Accumulation Period.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any optional enhanced death benefits that you may have purchased.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MINIMUM DEATH BENEFIT - OWNER-DRIVEN CONTRACTS. We describe principal features of the applicable minimum death benefit on Owner-driven Contracts in the text below each of the following tables.

-----------------------------------------------------------------------------------------------
       CONTRACT VERSION                 AVAILABILITY(1)              DEATH BENEFIT BASED ON
-----------------------------------------------------------------------------------------------
        Venture(R) 2006                May 2006- present                  Oldest Owner
-----------------------------------------------------------------------------------------------


     (1)Subject to availability in each state.


Minimum Death Benefit Limits: Adjustment for partial withdrawals. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals. We reduce the minimum death benefit proportionally in connection with partial withdrawals.


-----------------------------------------------------------------------------------------------
       CONTRACT VERSION                 AVAILABILITY(1)              DEATH BENEFIT BASED ON
-----------------------------------------------------------------------------------------------
          Ven 20, 22                  May 1998 - May 2006                 Oldest Owner
-----------------------------------------------------------------------------------------------
       Ven 24 (NY Only)         May, 1999 - May 2006 (NY Only)            Oldest Owner
-----------------------------------------------------------------------------------------------


     (1)Subject to availability in each state.

Minimum Death Benefit Limits: Adjustment for partial withdrawals. We limit the minimum death benefit on this type of VEN 20 AND VEN 22 Contract to $10 million, except for (a) Contracts issued in HI, MA, MN, NY & VT; (b) Contracts issued prior to July 25, 2003 in Illinois and Pennsylvania; and (c) Contracts issued prior to June 2, 2003 in all other states. We will also reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.


Principal Features - Oldest Owner less than age 81 at issue. During the first Contract Year, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.


The minimum death benefit during any Contract Year after the first Contract Year equals the greater of (i) or (ii), where:


          (i) equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals; and



          (ii) is the greatest Anniversary Value prior to the oldest Owner's attained age 81. "Anniversary Value" is the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since that Contract Anniversary.



Principal Features - Oldest Owner age 81 or more at issue. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.


-----------------------------------------------------------------------------------------------
       CONTRACT VERSION                  AVAILABILITY                DEATH BENEFIT BASED ON
-----------------------------------------------------------------------------------------------
          Ven 20, 22                  May 1994 - May 1998                 Oldest Owner
-----------------------------------------------------------------------------------------------



Principal Features. Oldest Owner less than 81 at issue and Owner dies prior to his or her 85th birthday. During the first Contract Year, the minimum death benefit on this type of Ven 20 and Ven 22 Contract is the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.



During any subsequent Contract Year, the minimum death benefit is the death benefit on the last day of the previous Contract Year, plus any Purchase Payments made and less any amounts deducted in connection with partial withdrawals since then. If any Owner dies after his or her 85th birthday, however, the minimum death benefit is the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.



Principal Features. Oldest Owner age 81 or more at issue. The minimum death benefit will be the Contract Value less any applicable withdrawal charge at the time of payment of benefits. For Contracts issued on or after October 1, 1997, we will waive any withdrawal charges applied against the death benefit.


The amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal. Withdrawal charges are not applied on payment of the death benefit (whether taken through a partial or total withdrawal or applied under an Annuity Option).

Limited Availability. We issued this version of the VEN 20, and VEN 22 Contracts in Puerto Rico and during the dates shown below:

-----------------------------------------------------------------------------
FROM AUGUST 15,
1994 TO:            IN THE STATES OF:
-----------------------------------------------------------------------------
May 1, 1998         Alaska, Alabama, Arizona, Arkansas, California, Colorado,
                    Delaware, Georgia, Hawaii, Idaho, Illinois, Indiana,
                    Iowa, Kansas, Kentucky, Louisiana, Maine, Michigan,
                    Mississippi, Missouri, Nebraska, Nevada, New Jersey, New
                    Mexico, North Carolina, North Dakota, Ohio, Oklahoma,
                    Pennsylvania, Rhode Island, South Carolina, South Dakota,
                    Tennessee, Utah, Vermont, Virginia, West Virginia,
                    Wisconsin, Wyoming
-----------------------------------------------------------------------------
June 1, 1998        Connecticut
-----------------------------------------------------------------------------
July 1, 1998        Minnesota, Montana, District of Columbia
-----------------------------------------------------------------------------
October 1, 1998     Texas
-----------------------------------------------------------------------------
February 1, 1999    Massachusetts
-----------------------------------------------------------------------------
March 15, 1999      Florida, Maryland, Oregon
-----------------------------------------------------------------------------
November 1, 1999    Washington
-----------------------------------------------------------------------------


MINIMUM DEATH BENEFIT - ANNUITANT-DRIVEN CONTRACTS. We describe principal features of the applicable minimum death benefit on Annuitant-driven Contracts in the following sub-sections and in the text below each of the following tables.

Death of Annuitant who is not the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary upon the death of the Annuitant if the Owner is not the Annuitant and the Annuitant dies before the Owner and before the Annuity Commencement Date. If there is more than one such Annuitant, the minimum death benefit will be paid on the death of the last surviving co-Annuitant, if any, if death occurs before the Owner's death and before the Annuity Commencement Date. The death benefit will be paid either as a lump sum or in accordance with any of the distribution options available under the Contract. VEN 7, VEN 8 and VEN 9: An election to receive the death benefit under an Annuity Option must be made within 60 days after the date on which the death benefit first becomes payable. VEN 7, VEN 8 and VEN 9: Rather than receiving the minimum death benefit, the Beneficiary may elect to continue the Contract as the new Owner. (In general, a Beneficiary who makes such an election will nonetheless be treated for federal income tax purposes as if he or she had received the minimum death benefit).

Death of Annuitant who is the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary if the Owner is the Annuitant, dies before the Annuity Commencement Date and is not survived by a co-Annuitant. VEN 7, VEN 8 and VEN 9: If the Contract is a Nonqualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner (the person, persons or entity to become the Owner) instead of the Beneficiary. VEN 3: If the Contract is a Nonqualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner's estate. VEN 1: The Contract does not provide for co-Annuitants or successor Owners.

Death of Owner who is not the Annuitant. VEN 7, VEN 8 and VEN 9: If the Owner is not the Annuitant and dies before the Annuity Commencement Date and before the Annuitant, the successor Owner will become the Owner of the Contract. If the Contract is a Nonqualified Contract, we will distribute an amount equal to the amount payable upon total withdrawal, without reduction for any withdrawal charge, to the successor Owner. If a Nonqualified Contract has more than one individual Owner, the distribution will be made to the remaining individual Owner(s) instead of a successor Owner. VEN 3: If the Contract is a Nonqualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner's estate. VEN 1: If the Contract is a Nonqualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the Contract Owner's estate.

-----------------------------------------------------------------------------------------------
       CONTRACT VERSION                  AVAILABILITY                DEATH BENEFIT BASED ON
-----------------------------------------------------------------------------------------------
             Ven 7                 August 1989 - April 1999               Any Annuitant
-----------------------------------------------------------------------------------------------
             Ven 8              September 1992 - February 1999            Any Annuitant
-----------------------------------------------------------------------------------------------
                                   March 1992 - May 1999 (NY
        Ven 9 (NY Only)                      Only)                        Any Annuitant
-----------------------------------------------------------------------------------------------



Principal Features of Minimum Death Benefit. During the first six Contract Years, the minimum death benefit on VEN 7, VEN 8 and VEN 9 Contract equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

During any subsequent six Contract Year period, the minimum death benefit is the death benefit as of the last day of the previous six Contract Year period plus any Purchase Payments made and less any amount deducted in connection with partial withdrawals since then.


If death occurs after the first of the month following the decedent's 85th birthday, the minimum death benefit will be the Contract Value on the date due proof of death and all required claim forms are received at the applicable Annuities Service Center.

-----------------------------------------------------------------------------------------------
       CONTRACT VERSION                  AVAILABILITY                DEATH BENEFIT BASED ON
-----------------------------------------------------------------------------------------------
             Ven 3               November 1986 - October 1993             Any Annuitant
-----------------------------------------------------------------------------------------------
             Ven 1                   June 1985 - June 1987                Any Annuitant
-----------------------------------------------------------------------------------------------



Principal Features of Minimum Death Benefit. During the first five Contract Years, the minimum death benefit on VEN 3 and VEN 1 Contracts equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.


During any subsequent five Contract Year period:

       - For VEN 3, the minimum death benefit is the death benefit as of the last day of the previous five Contract Year period plus any Purchase Payments made and less any amount deducted in connection with partial withdrawals since then;


       - For VEN 1, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.



PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made, for both Owner-driven and Annuitant-driven Contracts, on the date we receive written notice and "proof of death," as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

       -  a certified copy of a death certificate; or
       - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
       -  any other proof satisfactory to us.


DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).


In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

Except as otherwise stated above for certain Annuitant-driven Contracts, we will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following and as may be stated otherwise above for certain Annuitant-driven Contracts:
       -  The Beneficiary will become the Owner.
       - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

       - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

       -  We will waive withdrawal charges for all future distributions.

       - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.


       - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.


       - Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner's entire interest in the Contract as a series of withdrawals over the Beneficiary's life expectancy, beginning one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.



We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract
Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)


A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.



ANNUAL STEP-UP DEATH BENEFIT. In the majority of states, for Contracts issued after June 2010 with an Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 75 years old. The Annual Step-Up Death benefit was only available if you (and every joint Owner) were under age 75 when we issued the Contract.

For all Contracts issued in California, Guam, Illinois and Puerto Rico and all Contracts issued prior to June 2010 and with an Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death benefit was only available only if you (and every joint Owner) were under age 80 when we issued the Contract.



The Annual Step-Up Death benefit was only available at Contract issue and cannot be revoked once elected.



GUARANTEED EARNINGS MULTIPLIER DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.



TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.


PAY-OUT PERIOD PROVISIONS

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract's specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90(th) birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Maturity Date"). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time by written request at least one month before both the current and new Maturity Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*



NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.



A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:
       - the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary (6th Contract Anniversary for Ven 7 and Ven 8 Contracts), and


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You have a choice of several different ways of receiving annuity payments from us.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

----------
(*) We will deny our consent to a later Annuity Commencement Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax
Matters - Qualified Contracts - Required Minimum Distributions").

       - the Maturity Date for Contracts issued on and after May 1, 2006 is the first of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.


Annuity Options


Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period (after the first Contract year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary's entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.



We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years.



United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

       - you will no longer be permitted to make any withdrawals under the Contract;
       - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
       -  we may not change the Annuity Option or the form of settlement; and
       -  your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10
Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.


Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.


Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its ''Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit ("GMWB") Riders (i.e., an Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Riders. For each of the Income Plus For Life - Joint Life Riders, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.


GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life - Joint Life Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.


GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period
Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:
       - you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
       - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.) We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       -  the Guaranteed Withdrawal Amount on the Annuity Commencement Date as
          provided by the Rider that you purchased with your Contract; or
       -  the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:
       - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");
       - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and
       - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

       A equals the number of Annuity Units used to determine future payments before the commutation;
       B equals the dollar amount requested to be paid out as part of the commutation;
       C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and
       D equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.


Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.


FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period"), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.


We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge.


Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment

Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. (For VEN 1, VEN 3, VEN 7, VEN 8 and VEN 9 Contracts, the assumed interest is 4%.) The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is:


----------------------------------------------------------------
        CONTRACT VERSION                       RATE
----------------------------------------------------------------
        Venture(R) 2006                       4.04%
----------------------------------------------------------------
       Ven 20, 22, and 24                     4.45%
----------------------------------------------------------------
       Ven 3, 7, 8 and 9                      5.47%
----------------------------------------------------------------
             Ven 1                            5.36%
----------------------------------------------------------------





Transfers During Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.


OTHER CONTRACT PROVISIONS

Right to Review

You had the right to cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we pay you the Contract Value (minus any Unpaid


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 You had a right to cancel your Contract within the permitted time.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.


No withdrawal charge is imposed upon return of a Contract within the right to review period. The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under sections 408 or 408A of the Code, during the first 7 days of the right to review period, you receive all Purchase Payments if this is greater than the amount otherwise payable. If you purchased your Contract in New York with the optional Payment Enhancement Rider, we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. See "Payment Enhancement" earlier in this chapter for additional information.


If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.


(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older would have been cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We would have allocated your Purchase Payments to the Money Market Investment Option during this period. We would have, however, permitted you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancelled the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we would have paid you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we received your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we would have paid you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.


Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.


You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:
       - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

       - A change of ownership may result in termination of any applicable qualified minimum withdrawal benefit guarantee. (If a GMWB Rider was available to you when you purchased your Contract, you can get more information from (where applicable) Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


       - An addition of any Contract Owner may result in a reduction of the death benefit. We may Reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.


       - A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

       - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.
       - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

       - Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.


We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You own the Contract.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
revoke the interest of any revocable Beneficiary. Any resulting "Purchase Payment" will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.



GROUP CONTRACTS (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserve the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner's ability to exercise such rights and privileges.


In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge (where applicable) as to any Contract issued after the effective date of the modification. All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract.

ACCEPTANCE OF CONTRACTS. John Hancock USA has discontinued new applications and issuance of new group contracts.

Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.


On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.



If any Annuitant is changed and any Contract Owner is not a natural person, we distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.


Beneficiary
The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts or certificates (where applicable), Treasury Department regulations may limit designations of Beneficiaries.

For VEN 1, VEN 3, VEN 7, VEN 8 AND VEN 9 CONTRACTS only, the Beneficiary is initially designated in the application. You may change the Beneficiary during the lifetime of the Annuitant subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. Prior to the Maturity Date, if no Beneficiary survives the Annuitant, the Contract Owner or the Contract Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. In the case of certain Qualified Contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a Beneficiary.

Spouse
FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Annuitant is either you or someone you designate.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Beneficiary is the person you designate to receive the death benefit if you die.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).


STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.


Modification
We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and any applicable market value charge as to any Contracts issued after the effective date of the modification.


Code Section 72(s)


In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.


Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.


FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.


INTEREST RATES AND AVAILABILITY. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services -- Dollar Cost Averaging Program" for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.


When you purchased the Contract, certain Fixed Investment Options may have been available to you as detailed below.

John Hancock USA Contracts:

       - FIXED INVESTMENT OPTIONS UNDER VEN 7 AND VEN 8 CONTRACTS. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue. As of October 7, 2002, new Purchase Payments may not be allocated to the 1 and 3 year Fixed Investment Options and as of December 30, 2002, new Purchase Payments may not be allocated to the 6 year Fixed Investment Option.



       - FIXED INVESTMENT OPTIONS UNDER VEN 20 AND VEN 22 CONTRACTS. For these Contracts, 1 and 3 year Fixed Investment Options were available for Contracts issued prior to October 7, 2002. New Purchase Payments under these Contracts may not be allocated to the 1 or 3 year Fixed Investment Options but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after October 7, 2002, Purchase Payments and transfers to the 1 and 3 year Fixed Investment Options are not allowed.



       In addition 5 and 7 year Fixed Investment Options were available for Contracts issued prior to December 30, 2002. New Purchase Payments under these Contracts may not be allocated to the 5 or 7 year Fixed Investment Options but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after December 2002, Purchased Payments and transfers to the 5 and 7 year Fixed Investment Options are not allowed.



       - FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VENTURE(R) 2006). Currently, we do not make any Fixed Investment Options available. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.


       - NO FIXED INVESTMENT OPTIONS FOR VEN 1 AND VEN 3 CONTRACTS. These Contracts do not provide for a fixed-dollar accumulation prior to the Maturity Date. You should disregard the description in this Prospectus of the Fixed Investment Options, Loans and the transfer and Dollar Cost Averaging provisions, to the extent that they relate to the Fixed Investment Options.

John Hancock New York Contracts:

       - FIXED INVESTMENT OPTIONS UNDER VEN 9 CONTRACTS. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue.



       - FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VEN 24). For these Contracts, 1, 3, 5 and 7 year Fixed Investment Options may have been available at issue. If you purchased your Contract on or after March 24, 2003, you may not make Purchase Payments or transfers to the Fixed Investment Options. However, if you purchased your Contract prior to March 24, 2003 and elected any of the available Fixed Investment Options, you may be able to make Purchase Payments and transfer money from the Variable Investment Options to the Fixed Investment Options available under your Contract.



       - FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VENTURE(R) 2006). Currently, we do not make any Fixed Investment Options available. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.


Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period. If you do not specify a renewal option, we will select the one-year Fixed Investment Option.

MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from a Fixed Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The charge compensates us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth in your Contract. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below. In the case of group Contracts, we reserve the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

For most Venture(R) Contracts, the adjustment factor is determined by the following formula: 0.75 x (B-A) x C/12 where:
       A = The guaranteed interest rate on the Investment Account.
       B = The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.
       C = The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

For VEN 7, VEN 8 and VEN 9 Contracts, however, the maximum difference between "B" and "A" will be 3%. The adjustment factor will never be greater than 2 x (A-4%) and never less than zero. ("A" is the guaranteed interest rate on the Investment Account. "B" is the guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn).

The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

We make no market value charge on withdrawals from the Fixed Investment Options in the following situations:
       - death of the Owner (death of Annuitant under Ven 7, Ven 8 and Ven 9 Contracts);
       -  amounts withdrawn to pay fees or charges;
       - amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;
       - amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period (applicable only to 3- and 6-year Fixed Investment Options for Ven 7, Ven 8 and Ven 9 Contracts);
       - amounts withdrawn from a one-year Fixed Investment Account (not applicable under Ven 7, Ven 8 and Ven 9 Contracts); and

       - amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior partial withdrawals in that Contract Year.


In no event will the market value charge:
       - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;
       - together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or
       - reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.


The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner's Purchase Payments.


WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals" above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

The market value charge described above may apply to withdrawals from any Investment Option except for a one year Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."


LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified
Contracts - Loans" (see "VII. Federal Tax Matters"). The market value charge described above may apply to amounts transferred from the Fixed Investment Accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred. THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.


CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions


We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices (where applicable): "Optional Enhanced Death Benefits;" "Optional Guaranteed Minimum Withdrawal Benefits;" and/or "Optional Guaranteed Minimum Income Benefit(s)."


WITHDRAWAL CHARGES


If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) Payment Enhancements and any earnings attributable to Payment Enhancements (iii) certain other "free Withdrawal Amounts," described below, (iv) distributions required to satisfy federal income tax minimum distribution requirements attributable to this Contract or (v) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below.



We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:


       - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and



       - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).



Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.



Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.


We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge." Withdrawals from the Fixed Investment Options may be subject to a market value charge in addition to the withdrawal charge. In the case of group annuity Contracts, we reserve the right to modify the withdrawal charge as to Contracts issued after the effective date of a change specified in written notice to the group holder.


VEN 1 WITHDRAWAL CHARGE. The withdrawal charge (may also be referred to as "surrender charge") assessed under the VEN 1 Contract is 5% of the lesser of (1) the amount surrendered or (2) the total of all Purchase Payments made within the sixty months immediately preceding the date of surrender. The charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete surrender when it is deducted from the amount otherwise payable. After the first Contract Year, no withdrawal charge will be made on that part of the first surrender in any Contract Year which does not exceed 10% of the Contract Value computed as of the date of such surrender. The right to surrender up to 10% of the Contract Value free of any withdrawal charge does not apply to Qualified Contracts issued as tax-sheltered annuities under section 403(b) of the Code. There is no withdrawal charge on distributions made as a result of the death of the Annuitant or Contract Owner. Under no circumstances will the total of all withdrawal charges exceed 5% of total

Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.



VEN 3 WITHDRAWAL CHARGE. The withdrawal charge assessed under the VEN 3 Contract is 5%. The free Withdrawal Amount in any Contract Year is the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year, or (2) 10% of the total Purchase Payments made in the current Contract Year and the preceding 4 Contract Years plus the amount of all unliquidated Purchase Payments made 5 or more Contract Years prior to the current Contract Year. Therefore, no withdrawal charge will apply to any Purchase Payment that has been in the Contract for at least 5 years. After all Purchase Payments have been liquidated, any remaining Contract Value (accumulated earnings) may be withdrawn free of charge. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.



VEN 7, VEN 8 AND VEN 9 WITHDRAWAL CHARGE. In no event will the total withdrawal charges exceed 6% of the total Purchase Payments. In any Contract Year, the free Withdrawal Amount for that year is the greater of: (1) the excess of the Contract Value on the date of the withdrawal over the unliquidated Purchase Payments (the accumulated earnings on the Contract) or (2) 10% of the total Purchase Payments less any prior partial withdrawals in that Contract Year. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.



VEN 20, 22, 24 WITHDRAWAL CHARGE. We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount and, in no event will the total withdrawal charges exceed 6% (8% if you elected the Payment Enhancement Rider in New York) of the total Purchase Payments. In any Contract Year, the free Withdrawal Amount for that year is the greater of: (1) 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year), and (2) the accumulated earnings of the Contract. For these purposes, "accumulated earnings" means the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments. Upon a full surrender of a Venture(R) Contract issued on and after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge. Upon full surrender of a John Hancock USA Contract issued before April 1, 2003, and for all John Hancock New York Contracts, we will liquidate the excess of the Contract Value over the free Withdrawal Amount, if lower.



Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.



                 JOHN HANCOCK USA CONTRACTS - WITHDRAWAL CHARGES


                           (as % of Purchase Payments)


                                  VEN 20                         VEN 7                  VEN 1
                                  VEN 22                         VEN 8                  VEN 3
                             VENTURE(R) 2006
First Year                          6%                             6%                     5%
Second Year                         6%                             6%                     5%
Third Year                          5%                             5%                     5%
Fourth Year                         5%                             4%                     5%
Fifth Year                          4%                             3%                     5%
Sixth Year                          3%                             2%                     0%
Seventh Year                        2%                             0%                     0%
Thereafter                          0%                             0%                     0%

              JOHN HANCOCK NEW YORK CONTRACTS - WITHDRAWAL CHARGES


                          (as % of Purchased Payments)


                                   VEN 24                          VEN 24                  VEN 9
                               VENTURE(R) 2006                VENTURE(R) 2006
                         (WITH PAYMENT ENHANCEMENT)    (WITHOUT PAYMENT ENHANCEMENT)
First Year                           8%                              6%                      6%
Second Year                          8%                              6%                      6%
Third Year                           7%                              5%                      5%
Fourth Year                          7%                              5%                      4%
Fifth Year                           5%                              4%                      3%
Sixth Year                           4%                              3%                      2%
Seventh Year                         3%                              2%                      0%
Eighth Year                          1%                              0%                      0%
Thereafter                           0%                              0%                      0%


Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY)
For Venture(R), Venture Vantage(R) and Wealthmark Contracts issued on or after May 1, 2002 and for Venture III(R) Contracts issued on or after May 1, 2006 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:
       - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
       -  the confinement began at least one year after the Contract Date;
       -  confinement was prescribed by a "Physician";
       - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

       - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in Good Order, no later than 90 days after discharge.


An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.


The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND WAS NOT AVAILABLE FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2002. CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY TAX (SEE "VII. FEDERAL TAX MATTERS"). YOU SHOULD CONSULT WITH YOUR OWN QUALIFIED TAX ADVISOR BEFORE REQUESTING THE WAIVER.


There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., "Reduction or Elimination of Charges and Deductions," below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

ANNUAL CONTRACT FEE


We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, the fee will be waived. (There is no provision for waiver under VEN 1, VEN 3, VEN 7, VEN 8 and VEN 9 Contracts.) During the Accumulation Period, this Contract fee is deducted on the Contract Anniversary. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the Contract Anniversary, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.


ASSET-BASED CHARGES


We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.



Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees. (We do not separately identify a daily administration fee for VEN 1 Contracts.)

Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.25% of the value of the Variable Investment Options for all Contracts except VEN 1 and VENTURE(R) 2006 Contracts, 1.30% for VEN 1 Contracts, and 1.00% for the first 7 Contract Years (8 Contract Years if you elect the Payment Enhancement Rider) and 0.85% thereafter for VENTURE(R) 2006 Contracts. In the case of individual Contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group Contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(Not available in New York)


We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:


       - We consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.


       - We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.


       - We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.


       - We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.


       - We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.
       - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In the case of Group Contracts (where they had been available), we may have issued Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts and certificates have been generally designed. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your registered representative.



We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, of any of our affiliates, or of the John Hancock Variable Insurance Trust.


PREMIUM TAXES


We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.



In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


----------------------------------------------------
                               PREMIUM TAX RATE(1)
STATE OR                    QUALIFIED   NONQUALIFIED
TERRITORY                   CONTRACTS     CONTRACTS
CA                            0.50%         2.35%
GUAM                          4.00%         4.00%
ME(2)                         0.00%         2.00%
NV                            0.00%         3.50%
PR                            1.00%         1.00%
SD(2)                         0.00%         1.25%(3)
TX(4)                         0.04%         0.04%
WV                            1.00%         1.00%
WY                            0.00%         1.00%
----------------------------------------------------


                    (1) Based on the state of residence at the time the tax is assessed.

                    (2) We pay premium tax upon receipt of Purchase Payment.


                    (3) 0.80% on Purchase Payments in excess of $500,000.

                    (4) Referred to as a "maintenance fee."


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We charge you for premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT - FEDERAL, STATE, OR LOCAL - OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS


At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.


When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts" below.


Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.


NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.



For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.



The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.


Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange is tax free if certain requirements were satisfied. If the exchange was tax free, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not have exceeded your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).



If you exchanged part of an existing contract for the Contract, and within 12 months of the exchange you received a payment (e.g., you made a withdrawal) from either contract, the exchange may not have been treated as a tax-free exchange. Rather, the exchange may have been treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract would be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult with your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you made a withdrawal from either contract within 12 months after the exchange.


Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually make a distribution to you or you assign or pledge an interest in your Contract.


However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments
When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
       - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
       - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
       - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:


       - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or


       - if distributed in accordance with an existing Annuity Option other than the Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or


       - if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.


Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - attributable to the Contract Owner becoming disabled (as defined in the tax law);
       - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
       - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;
       -  made under a single-premium immediate annuity contract; or

       - made with respect to certain annuities issued in connection with structured settlement agreements.


Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. However, we do not know what future Treasury Department regulations or other guidance may require. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


Health Care and Education Reconciliation Act of 2010

On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).


You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.


QUALIFIED CONTRACTS
(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)



The Contracts were also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.


Required Minimum Distributions
Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with RMD requirements and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.


Penalty Tax on Premature Distributions

There is also a 10% penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
       - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated Beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.



When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.


Rollovers and Transfers
If permitted under your plan, you may make a distribution:
       - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;

       - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;


       - from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or


       - from a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a "tax-free rollover" to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary. A beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code.


Although we allow a Beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).


In lieu of taking a distribution from your plan (including a section 457(b) government deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer from the plan.


Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.




If you take a distribution from a Qualified Contract, we may have to withhold a portion of the distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.





We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A QUALIFIED PLAN.


Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you converted a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instructed us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may have instructed us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instructed us to withhold for taxes when converting an existing Contract to a Roth IRA, we treated any amount we withheld as a withdrawal from your Contract, which could have resulted in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.


The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.


Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We did not offer this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract was sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").


We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.


In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.


Loans

We currently offer a loan privilege to Owners of Contracts issued in connection with section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a GMWB Rider.




Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.


Puerto Rico Contracts Issued to Fund Retirement Plans


The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. With regard to Qualified Plans, although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.



Designated Roth Accounts within Qualified Plans


The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distribution distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.



SEE YOUR OWN TAX ADVISOR



The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties may have offered asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS. (See "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals" for information about the treatment of withdrawals under the Contract, and (where applicable) Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.

DISTRIBUTION OF CONTRACTS


John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, was the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").


We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.



JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund of funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.



The individual representative who sold you a Contract typically received a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers were also paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.


Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").


Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We pay compensation for sales of the Contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2010, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.


Contracts Sold Directly Without Payment of Any Sales Compensation


(John Hancock USA Contracts only; not available in NY)



The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. The following classes of individuals are eligible for this waiver:


       - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Variable Insurance Trust or any of their affiliates; and


       - employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that have sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts.

The following classes of individuals are eligible for this waiver:

       - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Variable Insurance Trust or any of their affiliates; and

       - employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.


TRANSACTION CONFIRMATIONS





We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.


REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION


Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1



Financial Statements


The Statements of Additional Information also contain the Company's financial statements for the years ended December 31, 2010 and 2009, and its Separate Account financial statements for the year ended December 31, 2010 (the "Financial Statements"). Our Financial Statements provide information on our financial strength for the year ended 2010, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge
               (for Ven 20, 22, 24, and Venture(R) 2006 Contracts)

The following examples do not illustrate withdrawal charges applicable to VEN 7, VEN 8, VEN 9, VEN 3 or VEN 1 Contracts. The length and duration of these withdrawal charges for these versions of the Contract differs as shown in the Fee Tables.

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, there are no partial withdrawals, and the Payment Enhancement is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values. During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WITHDRAWAL CHARGE
      CONTRACT            HYPOTHETICAL         FREE WITHDRAWAL          PAYMENTS       -------------------------------------------
        YEAR             CONTRACT VALUE            AMOUNT              LIQUIDATED              PERCENT               AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
          2                  $55,000              $5,000(1)              $50,000                 6%                  $3,000
----------------------------------------------------------------------------------------------------------------------------------
          4                  50,500               5,000(2)               45,500                  5%                   2,275
----------------------------------------------------------------------------------------------------------------------------------
          6                  60,000               10,000(3)              50,000                  3%                   1,500
----------------------------------------------------------------------------------------------------------------------------------
          7                  35,000               5,000(4)              45,000(4)                2%                    900
----------------------------------------------------------------------------------------------------------------------------------
          8                  70,000               20,000(5)              50,000                  0%                     0

----------------------------------------------------------------------------------------------------------------------------------


 (1) In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).
 (2) In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).
 (3) In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free Withdrawal Amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free Withdrawal Amount).
 (4) In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free Withdrawal Amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).
 (5) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.

EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, the Payment Enhancement is not elected, and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100%of all prior withdrawals in that Contract Year.

--------------------------------------------------------------------------------------------------------------------------
                        PARTIAL                                                              WITHDRAWAL CHARGE
    HYPOTHETICAL       WITHDRAWAL      FREE WITHDRAWAL           PAYMENTS       ------------------------------------------
   CONTRACT VALUE      REQUESTED            AMOUNT              LIQUIDATED             PERCENT                AMOUNT
--------------------------------------------------------------------------------------------------------------------------
       65,000            $2,000           $15,000(1)                $0                    5%                    $0
--------------------------------------------------------------------------------------------------------------------------
       49,000            5,000             3,000(2)               2,000                   5%                   100
--------------------------------------------------------------------------------------------------------------------------
       52,000            7,000             4,000(3)               3,000                   5%                   150
--------------------------------------------------------------------------------------------------------------------------
       44,000            8,000               0(4)                 8,000                   5%                   400
--------------------------------------------------------------------------------------------------------------------------


 (1) For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
 (2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
 (3) The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free Withdrawal Amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.
 (4) The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types

     For more detailed information about these plan types, you may request a
                      Statement of Additional Information.


--------------------------------------------------------------------------------------
     PLAN TYPE
--------------------------------------------------------------------------------------
 TRADITIONAL IRAS   Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual
                    Retirement Annuity or IRA (sometimes referred to as a traditional
                    IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-
                    deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.
                    In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.
--------------------------------------------------------------------------------------
     ROTH IRAS      Section 408A of the Code permits eligible individuals to
                    contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.
--------------------------------------------------------------------------------------
 SIMPLE IRA PLANS   In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least
                    $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE
                    IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
--------------------------------------------------------------------------------------
    SIMPLIFIED      Section 408(k) of the Code allows employers to establish
 EMPLOYEE PENSIONS  simplified employee pension plans for their employees, using the
    (SEP-IRAS)      employees' IRAs for such purposes, if certain criteria are met.
                    Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional
                    IRA.
--------------------------------------------------------------------------------------
  SECTION 403(B)    Section 403(b) of the Code permits public school employees and
  QUALIFIED PLANS   employees of certain types of tax-exempt organizations to have
 OR TAX-SHELTERED   their employers purchase annuity contracts for them and, subject
     ANNUITIES      to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-
                    sheltered annuities."
--------------------------------------------------------------------------------------
   CORPORATE AND    Sections 401(a) and 403(a) of the code permit corporate employers
   SELF-EMPLOYED    to establish various types of tax-deferred retirement plans for
    PENSION AND     employees. The Self-Employed Individuals' Tax Retirement Act of
  PROFIT-SHARING    1962, as amended, commonly referred to as "H.R.-10" or "Keogh,"
  PLANS (H.R.-10    permits self-employed individuals to establish tax-favored
    AND KEOGH)      retirement plans for themselves and their employees. Such
                    retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
--------------------------------------------------------------------------------------
     DEFERRED       Section 457 of the Code permits employees of state and local
   COMPENSATION     governments and tax-exempt organizations to defer a portion of
  PLANS OF STATE    their compensation without paying current taxes. The employees
     AND LOCAL      must be participants in an eligible deferred compensation plan. A
  GOVERNMENTS AND   Section 457 plan must satisfy several conditions, including the
    TAX-EXEMPT      requirement that it must not permit distributions prior to the
   ORGANIZATIONS    participant's severance from employment (except in the case of an unforeseen emergency). When we make payments under a Section 457
                    Contract, the payment is taxed as ordinary income.
--------------------------------------------------------------------------------------

               Appendix C: Optional Enhanced Death Benefit Riders

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Venture(R) Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about taxes applicable to optional benefit Riders.


THE FOLLOWING IS A LIST OF THE VARIOUS OPTIONAL ENHANCED DEATH BENEFIT RIDERS THAT YOU MAY HAVE HAD AVAILABLE TO YOU AT ISSUE. NOT ALL RIDERS WERE AVAILABLE AT THE SAME TIME OR IN ALL STATES.

       - GUARANTEED EARNING MULTIPLIER DEATH BENEFIT - NOT OFFERED IN NEW YORK OR WASHINGTON
       -  TRIPLE PROTECTION DEATH BENEFIT - NOT OFFERED IN NEW YORK OR
          WASHINGTON
       -  ENHANCED DEATH BENEFIT (VEN 7 AND VEN 8 CONTRACTS ONLY)
       -  ANNUAL STEP-UP DEATH BENEFIT (VENTURE(R) 2006 CONTRACTS ONLY)

GUARANTEED EARNINGS MULTIPLIER
(Not offered in New York or Washington)


Depending on availability, you may have elected the optional Guaranteed Earnings Multiplier benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Guaranteed Earnings Multiplier. Election of the Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.



Subject to the maximum amount described below, the Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.



The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.



If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.


The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:
       (i) is equal to the Guaranteed Earnings Multiplier benefit prior to the withdrawal; and
       (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.


For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner's death and the death benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchased Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.



Termination of the Guaranteed Earnings Multiplier


Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Guaranteed Earnings Multiplier) as the new Owner.

Guaranteed Earnings Multiplier Fee

A daily charge at an annual effective rate of 0.20% of the value of each Variable Investment Option is deducted from each Subaccount for the Guaranteed Earnings Multiplier.




THE ELECTION OF GUARANTEED EARNINGS MULTIPLIER ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

TRIPLE PROTECTION DEATH BENEFIT
(Not offered in New York or Washington)


Depending on availability, you may have elected the Triple Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under the Triple Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December 2003 and December 2004.



Once the Triple Protection Death Benefit is elected, it is irrevocable. If the Triple Protection Death Benefit is elected, the death benefit paid under the Triple Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit) is imposed for the Triple Protection Death Benefit (see "Triple Protection Death Benefit Fee" below). Once the Triple Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.



The death benefit paid under the Triple Protection Death Benefit ("Triple Protection Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received in good order at our Annuities Service Center. The amount of the Triple Protection Death Benefit is equal to:

       -  The "Enhanced Earnings Death Benefit" factor plus the greatest of:
       -  the Contract Value;

       -  the Return of Purchase Payments Death Benefit Factor;

       -  the Annual Step-Up Death Benefit Factor; or
       -  the Graded Death Benefit Factor.


WE MAY OFFER OTHER OPTIONAL RIDERS WHOSE BENEFITS AND THE NAMES OF SUCH BENEFITS ARE SIMILAR TO THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE. THESE OTHER OPTIONAL RIDERS ARE SEPARATE AND DISTINCT FROM THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE, THEY CONTAIN SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.


If there is any Debt under the Contract, the Triple Protection Death Benefit equals the amount described above less the Debt amount.

If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum immediately, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:

       - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract;


       - In determining the "Enhanced Earnings Death Benefit" Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor;


       - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.



Return of Purchase Payments Death Benefit Factor


For purposes of the Triple Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Withdrawal Reductions" below).

"Enhanced Earnings Death Benefit" Factor

For purposes of the Triple Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Example" and "Withdrawal Reductions" below).


The Maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.


EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

       -  The "Earnings Basis" is equal to 150% of $100,000, or $150,000.
       -  "Earnings" is equal to $175,000 minus $150,000, or $25,000.
       - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.


NOTE THAT FOR PURPOSES OF THE TRIPLE PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).


Annual Step-Up Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary (see "Withdrawal Reductions" below).


Graded Death Benefit Factor
For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:


     1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:


-------------------------------------------------
  NUMBER OF COMPLETE YEARS           PAYMENT
    PAYMENT HAS BEEN IN            MULTIPLIER*
          CONTRACT
-------------------------------------------------
             0                        100%
-------------------------------------------------
             1                        110%
-------------------------------------------------
             2                        120%
-------------------------------------------------
             3                        130%
-------------------------------------------------
             4                        140%
-------------------------------------------------
             5                        150%
-------------------------------------------------



                * If a Purchase Payment is received on or after
                  the oldest Owner's attained age 71, the
                  Payment Multiplier equals 100% in all years.
                  THUS, FOR PURCHASE PAYMENTS MADE ON OR AFTER
                  THE OLDEST OWNER REACHES ATTAINED AGE 71, THE BENEFIT PROVIDED BY THE GRADED DEATH BENEFIT FACTOR IS EQUAL TO THE BENEFIT PROVIDED BY THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR.



     2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.



The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.



WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.


Investment Options

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.


At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

Termination of Triple Protection Death Benefit Rider
The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:
       -  the date the Contract terminates;
       -  the Maturity Date; or
       - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Triple Protection Death Benefit Fee
Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.



ENHANCED DEATH BENEFIT

An Enhanced Death Benefit was available for certain VEN 7 and VEN 8 Contracts. If you purchased this optional benefit Rider, we "step up" the minimum death benefit each Contract Year instead of the six Contract Year period described in the "Death Benefit During Accumulation Period" section of the Prospectus. In addition, if the Annuitant dies after the first of the month following his or her 85th birthday, the death benefit during the Accumulation Period is the greater of:
       -  the Contract Value; or

       - the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.



If you purchased this optional benefit, you paid the greater of (i) at least 10% of all Purchase Payments made to the Contract through the date the Enhanced Benefit first became available in the state where your Contract was issued, or
(ii) $10,000.


This Enhanced Death Benefit became available for VEN 7 and VEN 8 Contracts issued:

-------------------------------------------------
 AFTER:               IN THE STATES OF:
-------------------------------------------------
                      Florida, Maryland and
 August 15, 1994      Washington
-------------------------------------------------
                      Idaho, New Jersey and
 October 3, 1994      Oregon
-------------------------------------------------
 January 3, 1995      California
-------------------------------------------------

This Enhanced Death Benefit was also available for Contracts issued prior to August 15, 1994. Contracts with a Contract Date prior to the date the Enhanced Death Benefit first became available in that state may also be exchanged for a new Contract which provides for an alternative enhanced death benefit.




ANNUAL STEP-UP DEATH BENEFIT



You may have elected the Annual Step-Up Death Benefit:


       - for an additional charge of 0.20% of the value of the Variable Investment Options;


       -  as long as you met our issue age requirements (see below); and


       - if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.



In the majority of states, for Contracts issued after June 2010, the Annual Step-Up Death benefit was only available if you (and every joint Owner) were under age 75 when we issued the Contract.



For all Contracts issued in California, Guam, Illinois and Puerto Rico and all Contracts issued prior to June 2010, the Annual Step-Up Death benefit was only available only if you (and every joint Owner) were under age 80 when we issued the Contract.



The Annual Step-Up Death benefit was only available at Contract issue and cannot be revoked once elected.



Rider Benefit


The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:


       - the death benefit described under "Death Benefit During Accumulation Period"; or


       -  the Annual Step-Up Death Benefit.



In the majority of states, for Contracts issued after June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint owner) reach 75 years old.



For all Contracts issued in California, Guam, Illinois, and Puerto Rico and all Contracts issued prior to June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint owner) reach 81 years old.



ANNIVERSARY VALUE. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with partial withdrawals since the Contract Anniversary. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by
(b) where:


       (a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and


       (b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.



CONTINUATION OF RIDER UPON DEATH OF OWNER. If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the optional Annual Step-Up Death Benefit. In determining the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.



Termination of the Optional Annual Step-Up Death Benefit


The Optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of:


       (a)   the date the Contract terminates;


       (b)   the Maturity Date;


       (c) the date on which the Optional Annual Step-Up Death Benefit is paid; or



For Contracts issued on or after June 18, 2010, except in California, Guam, Illinois, and Puerto Rico,


       (d)   the date the Owner is changed or the Contract is assigned, unless


             (i) the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or


             (ii) the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or


             (iii) the change is from one guardian, custodian or trust
                   established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or


             (iv) the Ownership is transferred to the Owner's spouse following the death of the Owner; or

             (v) the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or


             (vi) the assignment is for purposes of a tax qualified exchange.



Annual Step-Up Death Benefit Fee


A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.





The addition of the Annual Step-Up Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:

       -  Income Plus For Life 1.11 Series:


            -  Income Plus For Life 1.11


            -  Income Plus For Life - Joint Life 1.11

       -  Income Plus For Life 5.09 Series:
            -  Income Plus For Life 5.09
            -  Income Plus For Life - Joint Life 5.09
       -  Income Plus For Life 12.08 Series:
            -  Income Plus For Life 12.08
            -  Income Plus For Life - Joint Life 12.08
       -  Income Plus For Life (Quarterly Step-Up Review) Series
            -  Income Plus For Life (Quarterly Step-Up Review)
            -  Income Plus For Life - Joint Life (Quarterly Step-Up Review)
       -  Income Plus For Life (Annual Step-Up Review) Series*
            -  Income Plus For Life (Annual Step-Up Review)
            -  Income Plus For Life - Joint Life (Annual Step-Up Review)

* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life - Joint Life."

PRINCIPAL PLUS FOR LIFE SERIES RIDERS
       -  Principal Plus for Life
       -  Principal Plus for Life Plus Automatic Annual Step-Up
       -  Principal Plus for Life Plus Spousal Protection

PRINCIPAL PLUS RIDER

PRINCIPAL RETURNS RIDER

If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.

GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.

Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:

LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)
Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.


SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.



EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.


The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.


JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.


For Riders issued with Nonqualified Contracts:
       -  both spouses must be named as co-Owners of the Contract; or
       - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:
       - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
       -  the Owner's spouse must be the designated Beneficiary.


A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see "Impact of Divorce" in "V. Description of the
Contract - Accumulation Period Provisions" for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.


Availability of Guaranteed Minimum Withdrawal Benefit Riders
You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:
       - the Rider was available for sale in the state where the Contract was sold;

       - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with

       -  the Rider;
       - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus); and
       - you did not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.




Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.


AGE RESTRICTIONS. We did not make any of the GMWB Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract. Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other.


You could only purchase a Guaranteed Minimum Withdrawal Benefit Rider at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see "Other Contract Provision - Right to Review" in "V. Description of the Contract"), you were no longer able to revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies.

IMPACT OF OWNERSHIP ARRANGEMENT ON THE AVAILABILITY OF INCOME PLUS FOR
LIFE - JOINT LIFE 5.09 RIDER(S) AND INCOME PLUS FOR LIFE - JOINT LIFE 1.11 RIDER(S). We issued Income Plus For Life - Joint Life 5.09 Rider(s) and Income Plus For Life - Joint Life 1.11 Rider(s) under the following ownership arrangements:


       - In general, covered spouses should be joint Owners, or one covered spouse should be the Owner and the other covered spouse should be named as the sole primary Beneficiary.
       - For non-natural person ownership designations, generally one covered spouse should be the Annuitant and the other covered spouse should be the sole primary Beneficiary.
       - For custodial IRAs and qualified plans, the surviving spouse must be the designated primary Beneficiary of the custodial IRA or qualified plan account.


We may issue the Income Plus For Life - Joint Life 5.09 Rider(s) and Income Plus For Life - Joint Life 1.11 Rider(s) under certain other non-natural person ownership arrangements, provided the arrangement allows for the continuation of the Contract at death of the Annuitant. Please note that naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or a qualified plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.


Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce or limit benefits available under the Rider.


CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the SAI for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.


Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

       -  on the date we determine the death benefit;
       - after the Annuity Commencement Date at the time an Annuity Option begins; or
       -  at full surrender of the Contract; or
       - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.


FEE FOR INCOME PLUS FOR LIFE 1.11 SERIES RIDERS. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 1.11 or Income Plus For Life - Joint Life 1.11 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE 5.09 SERIES RIDERS. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%



FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life - Joint Life (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.



FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.


If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.


Restrictions on Additional Purchase Payments


Your Contract requires that you must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. If you purchased a GMWB Rider, we restrict your ability to make Additional

Purchase Payments to the Contract. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.



PURCHASE PAYMENT LIMITS ON NONQUALIFIED CONTRACTS. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:


       - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



PURCHASE PAYMENT LIMITS ON QUALIFIED CONTRACTS (NOT APPLICABLE TO PRINCIPAL PLUS, WHICH APPLIES NONQUALIFIED CONTRACT LIMITS TO QUALIFIED CONTRACTS). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:


       - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;


       - for the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but


       - we will not accept any Purchase Payment after the oldest Owner becomes age 81.


You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.


GENERAL RIGHT OF REFUSAL. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.


Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
       (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

       (b) in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see "Restricted Model Allocations" below).


Subject to our restrictions on frequent trading:
       - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
       - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.


You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals." We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITABLE FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.


AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
       -  Core Allocation Trust
       -  Core Balanced Trust
       -  Core Disciplined Diversification Trust
       -  Core Fundamental Holdings Trust
       -  Core Global Diversification Trust
       -  Core Strategy Trust
       -  Lifestyle Balanced Trust
       -  Lifestyle Conservative Trust
       -  Lifestyle Growth Trust (not available with Principal Returns)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       -  Lifestyle Moderate Trust
       -  Money Market Trust

       -  Total Bond Market Trust A


       -  Ultra Short Term Bond Trust



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.


RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):
       -  American Asset Allocation Trust
       -  American Fundamental Holdings Trust
       -  American Global Diversification Trust
       -  Capital Appreciation Value Trust
       -  Core Allocation Plus Trust
       -  Disciplined Diversification Trust

       - Franklin Templeton Founding Allocation Trust (not available with any GMWB Rider purchased after December 15, 2008, other than Principal Plus For Life and Principal Returns.)



If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restricted Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.



We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.



If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.



None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.


Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

RESTRICTED MODEL ALLOCATIONS:


------------------------------------------------------------------------------------------------
      MODEL ALLOCATION NAME        MODEL ALLOCATION PERCENTAGE            PORTFOLIO NAME
------------------------------------------------------------------------------------------------
AMERICAN GLOBAL DIVERSIFICATION                 50%              American Global Growth Trust
(not available after April 30,
2009)                                           20%              American Bond Trust
                                                15%              American Global Small
                                                10%              Capitalization Trust
                                                 5%              American High-Income Bond Trust
                                                                 American New World Trust
------------------------------------------------------------------------------------------------

FUNDAMENTAL HOLDINGS OF AMERICA                 35%              American Bond Trust
(not available after April 30,
  2009)                                         25%              American Growth-Income Trust
                                                25%              American Growth Trust
                                                15%              American International Trust
------------------------------------------------------------------------------------------------

GLOBAL BALANCED                                 30%              Fundamental Value Trust
(not available after April 30,
  2007)                                         25%              American International Trust
                                                25%              Global Allocation Trust
                                                20%              Global Bond Trust
------------------------------------------------------------------------------------------------

BLUE CHIP BALANCED                              40%              Investment Quality Bond Trust
(not available after April 30,
  2007)                                         30%              American Growth Trust
                                                30%              American Growth-Income Trust
------------------------------------------------------------------------------------------------

VALUE STRATEGY                                  30%              Fundamental Value Trust
(not available after February 10,
  2006)                                         30%              Equity-Income Trust
                                                20%              Active Bond Trust
                                                20%              Strategic Bond Trust
------------------------------------------------------------------------------------------------

GROWTH BLEND                                    40%              Blue Chip Growth Trust
(not available after February 10,
  2006)                                         20%              American Growth-Income Trust
                                                20%              Active Bond Trust
                                                20%              Strategic Bond Trust
------------------------------------------------------------------------------------------------

CORE HOLDINGS OF AMERICA                        35%              Active Bond Trust
(not available after August 1,
  2005)                                         25%              American Growth Trust
                                                25%              American Growth-Income Trust
                                                15%              American International Trust
------------------------------------------------------------------------------------------------

CORE SOLUTION                                   34%              Strategic Income Trust
(not available after April 30,
  2005)                                         33%              Blue Chip Growth Trust
                                                33%              Equity-Income Trust
------------------------------------------------------------------------------------------------

VALUE BLEND                                     40%              Equity-Income Trust
(not available after April 30,
  2005)                                         20%              American Growth Trust
                                                20%              Active Bond Trust
                                                20%              Strategic Bond Trust
------------------------------------------------------------------------------------------------

GLOBAL                                          30%              International Value Trust
(not available after April 30,
  2005)                                         30%              Global Bond Trust
                                                20%              American Growth-Income Trust
                                                20%              Blue Chip Growth Trust
------------------------------------------------------------------------------------------------







A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.


We reserve the right to:
       - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;
       - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;

       - limit your ability to transfer between existing Investment Options; and/or
       - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups.



ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.


CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.


We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.


Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

OVERVIEW. Each of our GMWB Riders permit you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.


Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.


Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.


Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during Rider's Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
       -  you take withdrawals prior to the Lifetime Income Date, or
       - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the "Features" section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can preauthorize periodic withdrawals to receive amounts guaranteed under the Rider. The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
       -  you select option A, B or C; and
       - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is effect.

Income Made Easy withdrawals, like other withdrawals:

       - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% penalty tax;

       -  reduce the death benefit and other optional benefits;
       - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
       -  may reduce your ability to obtain Step-Ups.


If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal
Services - The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:


       - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or


       - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or


       - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see "VII. Federal Tax Matters - Required Minimum Distributions."


Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.


If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section).



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.



We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre- 59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.


SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.


Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."


Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "V. Description of the Contract - Pay-out Period Provisions").


When you take withdrawals:
       -  you will have the flexibility to start and stop withdrawals;
       - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
       - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
       - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and
       -  you reduce the Contract Value available for annuitization.

When you annuitize:
       -  you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
       -  your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);
       -  you will no longer have access to the Contract Value; and
       - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.


FEATURES OF INCOME PLUS FOR LIFE 1.11 SERIES RIDERS AND INCOME PLUS FOR LIFE
5.09 SERIES RIDERS




Covered Person(s)

The Income Plus For Life 1.11 Series Riders and Income Plus For Life 5.09 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life 1.11 and 5.09) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 1.11 and 5.09).


Benefit Base

The maximum Benefit Base at any time for an Income Plus For Life 1.11 or 5.09 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase either Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.



We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" below for more information.


Benefit Rate


                                     BENEFIT RATE BY AGE
                                     -------------------
 Covered Person's age during
       Contract Year of
  the first withdrawal after
             the                    Income Plus For Life        Income Plus For Life - Joint
     Lifetime Income Date               1.11 or 5.09                 Life 1.11 or 5.09
--------------------------------------------------------------------------------------------
         59 1/2 - 64                        4.00%                           3.75%
         65 and over                        5.00%                           4.75%




Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life - Joint Life 1.11 or 5.09 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life 1.11 or 5.09 Rider. Because there is a higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person (youngest Covered Person under IPFL - Joint Life 5.09) on the first withdrawal after the Lifetime Income Date.



EXAMPLE: Assume that you purchased a Contract with either the Income Plus For Life 1.11 or 5.09 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since you will attain age 59 1/2 during the Contract Year that begins on that anniversary. If the first time you take a withdrawal after the Lifetime Income Date is during the second Contract Year, we set your Benefit Rate equal to 4% since you would be over age 59 1/2 and under age 65 during the Contract Year of that withdrawal. If you wait until the 8th Contract Year to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5% since you will attain age 65 during the Contract Year of the withdrawal.



We may change the Benefit Rate we offer for either of these Riders. With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person (youngest Covered Person under Income Plus For
Life - Joint Life 1.11 or 5.09) on the first withdrawal after the Lifetime Income Date.



We did not offer Benefit Rate(s) of less than 3% or more than 7%. Once you purchased a Rider, however, the Benefit Rate(s) in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.


Lifetime Income Amount

Either Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:


       - (for Income Plus For Life 1.11 or 5.09) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or


       - (for Income Plus For Life - Joint Life 1.11 or 5.09) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.



The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.


We determine the initial Lifetime Income Amount by multiplying:
       -  the Benefit Rate for the Rider on the Lifetime Income Date; by
       -  the Benefit Base for the Rider on the Lifetime Income Date.


EXAMPLE (Income Plus For Life 1.11 or 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life 1.11 or 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).



We increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" below for more information.



We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" below for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchased a Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life 1.11 or 5.09) would attain age 59 1/2 or older during the first Contract Year.



Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life - Joint Life 1.11 or 5.09) attains age 59 1/2. Once you purchased a Rider, the earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.



Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts," following this section).


Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.



On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base is the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

       -  the Lifetime Income Date or
       -  the latest of:

            -  the date of a Purchase Payment that we applied to the Benefit
               Base,

            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.


EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).



CREDITS. We offered the Income Plus For Life 1.11 or 5.09 Series Riders with the following Credit features:

       -  Annual Credit Rate - 5%

       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while your Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



The Credit Rate and Credit Periods we offer for a Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person, the length of a Credit Period, or a combination of these factors. The Credit Periods are between 5 and 15 Contract Years, and we do not expect the Credit Rates to be less than 3% or more than 7%. Once you purchased a Rider, the Credit Rate and the Credit Period in effect when we issued the Rider will remain in effect for as long as the Rider remains in effect.


Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.


EXAMPLE (Income Plus For Life 1.11 and 5.09): Assume that you purchased a Contract with an Income Plus For Life 1.11 or 5.09 Rider when you, the Covered Person, were 65, you take no withdrawals during the first and second Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, you make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Credits may increase one or more of our guarantees when you defer withdrawals.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).



EXAMPLE (Income Plus For Life - Joint Life 1.11 and 5.09): Assume that you purchased a Contract with an Income Plus For Life - Joint Life 1.11 or 5.09 Rider when the younger Covered Person was age 65, you take no withdrawals during the first and second Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, you make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 (4.75% x $105,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 (4.75% x $110,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,738 (4.75% x $99,750).



STEP-UPS. We offered the Income Plus For Life 1.11 and 5.09 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary.



The Step-Up Dates we offered were subject to change. We offered the Riders with Step-Up Dates that differed between Income Plus For Life and Income Plus For Life - Joint Life, that occurred after the Rider had been in effect for more than one Contract Year, or that occurred at intervals longer than one Contract Year. The Step-Up Dates we offered do not begin more than 5 Contract Years from the date you purchased a Rider, do not occur at intervals greater than 5 Contract Years, and do not end sooner than on the Age 75 Contract Anniversary. Once you purchased a Rider, the Step-Up Dates in effect when we issued the Rider will remain in effect for as long as the Rider remains in effect.


If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

We also reserve the right to increase the rate of the fee for the Income Plus For Life 5.09 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.


Step-Ups may occur only while either the Income Plus For Life 1.11 or 5.09 Series Rider is in effect.


If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.


EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 1.11 or 5.09 Rider when you, the Covered Person, were 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, you make no Additional Purchase Payments, and the


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Withdrawals, Distributions and Settlements

OVERVIEW. The Income Plus For Life 1.11 and 5.09 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:

       - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the "Credits" section, above;
       - as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

       -  if you make an Additional Purchase Payment (up to specified limits).


Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:
       -  you take withdrawals prior to the Lifetime Income Date, or
       - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or
       - a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" below).


EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 1.11 or 5.09 Rider that names you as the Covered Person when you were 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.


In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We may reduce the Benefit Base and Lifetime Income Amount if you take Excess Withdrawals.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Note: Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see "VII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.


Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.


EXAMPLE (Income Plus For Life 5.09): Assume that you purchased a Contract with an Income Plus For Life 1.11 or 5.09 Rider. Also assume that when you are age 67, the Contract Value was $100,000, the Benefit Base was $110,000, and the Lifetime Income Amount was $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x ..10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 1.11 or 5.09): Assume that you purchased a Contract with an Income Plus For Life - Joint Life 1.11 or 5.09 Rider. Also assume that when the younger Covered Person is age 67, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x
$110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75%
x $99,000).


We do not reduce the Benefit Base and/or the Lifetime Income Amount:

       - if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or

       - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.


The Income Plus For Life 5.09 Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" below. The Rider's benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL AND COULD CAUSE YOU TO LOSE YOUR GUARANTEED MINIMUM WITHDRAWAL BENEFIT.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with these Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchased Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.



The Settlement Phase under an Income Plus For Life 1.11 or 5.09 Series Rider begins if:

       - the Contract Value reduces to zero at any time during a Contract Year; and
       -  there were no Excess Withdrawals during that Contract Year; and
       -  the Benefit Base is still greater than zero at the time.


There is no Settlement Phase under an Income Plus For Life 1.11 or 5.09 Series Rider if:

       - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
       - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE THEN DECLINES TO ZERO IN THAT SAME CONTRACT YEAR.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

       - (for Income Plus For Life 1.11 and 5.09) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).


       - (for Income Plus For Life - Joint Life 1.11 and 5.09) If you purchased the Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
Our GMWB Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.




INCOME PLUS FOR LIFE 1.11 AND 5.09. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:




---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE 1.11 AND 5.09:
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract.
    Covered          We will automatically increase the Benefit Base to equal the
    Person           initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal the Benefit
                     Rate then in effect multiplied by the recalculated Benefit Base and will assess the Rider fee based on the recalculated Benefit
                     Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of any increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the Rider fee.

---------------------------------------------------------------------------------------


2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 1.11 or 5.09 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.



Where the Beneficiary is not an individual, the entire interest must be distributed within five years of the Owner's death. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VI. Charges and Deductions - Mortality and Expense Risks Fee").



INCOME PLUS FOR LIFE - JOINT LIFE 1.11 AND 5.09. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life 1.11 or 5.09 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) a Qualified Plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).


If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Rider fee (see "Rider Fees" earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.





Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 1.11 or 5.09 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.


Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.


Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 1.11 or 5.09 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider

You may not terminate an Income Plus For Life 1.11 or 5.09 Series Rider once it is in effect. However, an Income Plus For Life 5.09 Series Rider will terminate automatically upon the earliest of:

       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;

       -  (for Income Plus For Life 1.11 and 5.09) the death of the Covered
          Person;


       - (for Income Plus For Life - Joint Life 1.11 and 5.09) the death of the last Covered Person remaining under the Rider;

       - the date a new GMWB Rider becomes effective under any exchange program that we may make available; or
       -  termination of the Contract.



FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES RIDERS

Form of Guaranteed Amounts
The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 12.08).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.


We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


Benefit Rate
The Benefit Rate is:

       -  Income Plus For Life 12.08 - 5%


       -  Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)


Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

       - (for Income Plus For Life - Joint Life 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.


We determine the initial Lifetime Income Amount by multiplying:

       - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by

       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).


The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life
Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

       - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)


Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

       -  the Lifetime Income Date or
       -  the latest of:



            -  the date of a Purchase Payment that we applied to the Benefit
               Base,




            -  the date of a reduction in the Benefit Base, or




            -  the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).



CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:


       - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.


       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.


       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.


       - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.


Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.



EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)


If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount.


The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchased the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.



"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.


We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.


The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.


We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million).We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the

Rider fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.


EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).


Withdrawals, Distributions and Settlements

We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract").We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).



EXCESS WITHDRAWALS. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see "VII. Federal Tax Matters").


WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.


EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 =
$110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75% x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x
$110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,455 (4.50%
x $99,000).


The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life 12.08 Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:
       - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
       - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.


YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.


The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

       - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For
          Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE 12.08. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE 12.08:
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.


INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For
Life - Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).


If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Fee for Income Plus For Life 12.08 Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.


If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.


WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.


Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Termination of Rider
You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  (for Income Plus For Life 12.08) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:
       - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or
       - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.

ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.


INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts
The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Quarterly Step-Up Review)).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.


We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Quarterly Step-Up Review) - 5%
       - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For
          Life - Joint Life (Quarterly Step-Up Review) ); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       -  (for Income Plus For Life (Quarterly Step-Up Review)) you are age
          58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age
          58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

       -  the Lifetime Income Date or
       -  the latest of:

            -  the date of a Purchase Payment that we applied to the Benefit
               Base,

            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.


EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).


CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate -
            - For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

                    - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise


                    - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.

            -  For Contracts issued in New York, the Bonus will be equal to:

                    - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise


                    - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.
                    - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            -  the 10th Contract Anniversary after the effective date of the
               Income Plus For Life (Quarterly Step-Up Review) Rider; or
            -  the Contract Anniversary on or next following the date the
               Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:

       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise


       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.



EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.


       - At the end of the first Contract Year, we would apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount would increase to $5,350 (5% x $107,000).


       - At the end of the second Contract Year, we would apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount would increase to $5,700 (5% x $114,000).



Now assume you took an Excess Withdrawal of $10,000 during the third Contract Year that reduced the Benefit Base to $100,000, and you took no withdrawal and made an Additional Purchase Payment of $5,000 in the fourth Contract Year.


       - At the end of the third Contract Year, there was no Credit since you took a withdrawal during the year.


       - At the end of the fourth Contract Year, we would apply an Annual Credit to the Benefit Base. The Credit would be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base would increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount would increase to $5,618 (5% x $112,350).


We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the "Target Amount" (see below).

THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.

The Target Amount is the greater of:

       - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or

       -  the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.


Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.



We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.



We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.



EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4(th) Contract Year. The Target Amount is the greater of:

       -  (200% x $100,000) + (100% x $25,000) = $225,000; or
       -  200% x $140,000 = $280,000.


The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.


STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
       -  the Contract Value on that date; and
       - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
       -  the Contract Value on the Contract Anniversary; or
       - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, were 61, you took no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary was $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years was $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals were taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary would equal $8,750 (7% x $125,000).



In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.


Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.



EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.


Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.


EXCESS WITHDRAWALS. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.



In this case, you would have reduced your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would have reduced your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.


Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.


EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x
$110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75%
x $99,000).


For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 =
$110,000 - $11,000). The new Lifetime Income Amount is $4,455 (4.50% x $99,000).

The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly
                     Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS


Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."

Form of Guaranteed Amounts
Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million).We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.


Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Annual Step-Up Review) - 5%
       -  Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).


We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.


Lifetime Income Date
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age
          59 1/2 (age 61 in New York) .
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

       -  the Lifetime Income Date or
       -  the latest of:



            -  the date of a Purchase Payment that we applied to the Benefit
               Base,




            -  the date of a reduction in the Benefit Base, or




            -  the effective date of a Step-Up.


CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate:

            - 7% for Riders purchased on or after January 17, 2008 and outside of New York;


            -  6% for Riders purchased before January 17, 2008 or in New York.

       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:

            - the 10(th) Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or


            - the Contract Anniversary on or next following the date the Covered Person attains age 69.


Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.


EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).


Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount (see below).

The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.


The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.



We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.



The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.


STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million).We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-
3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).


In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Withdrawals, Distributions and Settlements
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.


EXCESS WITHDRAWALS. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:


       - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.


EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the Withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).


We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       -  the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:
       - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
       -  the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess

Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

       - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,
       - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
       - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

            -  the Withdrawal Amount ; divided by


            -  the Contract Value before the withdrawal.


We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       -  the Contract Value reduces to zero at any time during a Contract Year,
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement payment we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

       - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.

       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------
IF THE DECEASED OWNER     THEN
IS:                       INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------
1.  Not the Covered       -  may continue if the Beneficiary elects to continue
    Person and the           the Contract within the time we permit under our
    Beneficiary is the       administrative rules. We will automatically increase
    deceased Owner's         the Benefit Base to equal the initial death benefit
    spouse                   we determine, if the death benefit is greater than
                             the Benefit Base prior to our determination. We will
                             also recalculate the Lifetime Income Amount to equal
                             5% of the recalculated Benefit Base and will assess
                             the Rider fee based on the recalculated Benefit
                             Base.
                          -  enters its Settlement Phase if a subsequent
                             withdrawal would deplete the Contract Value to zero,
                             and the remaining Lifetime Income Amount for the
                             year of withdrawal is still greater than zero.
                          -  continues to be eligible for any remaining Credits
                             and Step-Ups, and a Target Amount adjustment, but we
                             will change the date we determine and apply these
                             benefits to future anniversaries of the date we
                             determine the initial death benefit. We will permit
                             the spouse to opt out of an increase in the Benefit
                             Base, if any, to reflect the initial death benefit
                             and any future Step-Ups if we increase the rate of
                             the Income Plus For Life (Annual Step-Up Review) fee
                             at that time.

---------------------------------------------------------------------------------

2.  Not the Covered       -  may continue in the same manner as 1.
    Person and the        -  enters its Settlement Phase if a subsequent
    Beneficiary is not       withdrawal would deplete the Contract Value to zero,
    the deceased             and the remaining Lifetime Income Amount for the
    Owner's spouse           year of withdrawal is still greater than zero.
                          -  does not continue to be eligible for any Credits and
                             Step-Ups, or a Target Amount adjustment. We will
                             permit the Beneficiary to opt out of an increase in
                             the Benefit Base, if any, to reflect the initial
                             death benefit if we increase the rate of the Income
                             Plus For Life (Annual Step-Up Review) fee at that
                             time.

---------------------------------------------------------------------------------

3.  The Covered           -  ends without any further benefit.
    Person and the
    Beneficiary is the
    deceased Owner's
    spouse

---------------------------------------------------------------------------------

4.  The Covered           -  ends without any further benefit.
    Person and the
    Beneficiary is not
    the deceased
    Owner's spouse

---------------------------------------------------------------------------------



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (see "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For
Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Termination of Rider
You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  the death of the Covered Person; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES RIDERS

Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Benefit Base
The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."


The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your

Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate
The Benefit Rate is:
       -  Principal Plus - 5.00%
       -  Principal Plus for Life - 5.00%
       -  Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%
       -  Principal Plus for Life Plus Spousal Protection - 5.00%

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Lifetime Income Amount
(Not applicable to Principal Plus)

The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or
       - (for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       -  the Benefit Rate for the Rider (5%); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).


The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Lifetime Income Date
(Not applicable to Principal Plus)

The Lifetime Income Date is the date you purchased the Rider if:
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.

       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.

       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.
       - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:


       - 5% of the Benefit Base immediately after the Additional Purchase Payment; or


       - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.



ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.


In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
       - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or


            - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

       -  in the case of the Lifetime Income Amount, to equal the lesser of:

            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or


            - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.



We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.


CREDITS. The Riders provide the following Credit features:

       -  Credit Rate - 5%.

       -  initial Credit Period

            -  (for Principal Plus) - the first 5 Contract Years.


            -  (for Principal Plus for Life Series Riders issued prior to May 1,
               2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) attains age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period will be based on the age of that Covered Person as of the initial Contract Date. The Credit Period will not change upon the death of either Covered Person.


            - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.


       - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.


Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

       - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise


       - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.


EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).
       - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).


STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
       -  (for Principal Plus and Principal Plus for Life) 0.75%, and
       - (for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

       - (for Principal Plus) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th), etc.), up to and including the 30(th) Contract Anniversary.


       - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th), etc.), up to and including the 30(th) Contract Anniversary.


       - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.


       - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.


       - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.


Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30(th) Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.


EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).


Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.


If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Withdrawals, Distributions and Settlements

EXCESS WITHDRAWALS. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal.


For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or

       -  5% of the greater of: (a) the Contract Value after the withdrawal or
          (b) the new Benefit Base value.


We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:
       -  the Lifetime Income Amount prior to the withdrawal; or
       - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.


If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:
       - the Contract Value as of the applicable date divided by the Owner's life expectancy; or
       - the Benefit Base as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.


We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."


This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.


Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
       - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
       - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
       - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.
       - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------------
IF THE            THEN
BENEFICIARY IS:   PRINCIPAL PLUS:
---------------------------------------------------------------------------------------
1.  The deceased  -  Continues if the Benefit Base is greater than zero.
    Owner's
    spouse        -  Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                  -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals.
                     Some methods of death benefit distribution may result in
                     distribution amounts in excess of both the Guaranteed Withdrawal
                     Amount and the Life Expectancy Distributions. In such cases, the
                     Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this
                     Rider).

                  -  Continues to impose the Principal Plus fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest
                     Step-Up Date will be no later than the 30(th) Contract
                     Anniversary.

---------------------------------------------------------------------------------------

2.  Not the       -  Continues in the same manner as above, except that Principal Plus
    deceased         does not continue to be eligible for any remaining Credits and
    Owner's          Step-Ups, other than the initial Step-Up of the Benefit Base to
    spouse           equal the death benefit, if greater than the Benefit Base prior to the death benefit.

---------------------------------------------------------------------------------------



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
1.  The Covered   -  Does not continue with respect to the Lifetime Income Amount, but
    Person and       continues with respect to the Guaranteed Withdrawal Amount if the
    the              death benefit or the Benefit Base is greater than zero. We will
    Beneficiary      automatically step up the Benefit Base to equal the initial death
    is the           benefit we determine, if greater than the Benefit Base prior to
    deceased         the death benefit.
    Owner's
    spouse        -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero.

                  -  Continues to impose the Principal Plus for Life fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  Continues in the same manner as 1, except that Principal Plus for
    Person and       Life does not continue to be eligible for any remaining Credits
    the              and Step-Ups, other than the initial Step-Up of the Benefit Base
    Beneficiary      to equal the death benefit, if greater than the Benefit Base prior
    is not the       to the death benefit. We will permit the Beneficiary to opt out of
    deceased         the initial death benefit Step-Up, if any, if we increase the rate
    Owner's          of the Rider fee at that time.
    spouse

---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
3.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is the           determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse

---------------------------------------------------------------------------------------

4.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is not the       determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse        -  In this case, does not continue to be eligible for any remaining
                     Bonuses and Step-Ups, other than the initial Step-Up of the
                     Benefit Base to equal the death benefit, if greater than the
                     Benefit Base prior to the death benefit. We will permit the
                     Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.


Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups).We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.


If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:
       - no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
       - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

       - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we no make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider" above.

Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
       -  the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  under Principal Plus, the date the Benefit Base depletes to zero; or
       - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
       -  under Principal Plus, the Maturity Date under the Contract; or
       - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL RETURNS RIDER

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).



In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.


The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.



The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


Benefit Rate
The Benefit Rate is 8%.

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:


       -  8% of the Benefit Base immediately after the Purchase Payment; or


       - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).


ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington).
As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:

       -  the amount of your initial Purchase Payments, up to $5 million; or

       - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.


Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.


If you qualify, we will determine an Accumulation Benefit on your 10(th) Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

STEP-UPS. We schedule Step-Up Dates for the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date. After the 9(th) Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value

(up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.


Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.


Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

EXCESS WITHDRAWALS. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.


We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  8% of the greater of: (a) the Contract Value after the withdrawal; or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.


If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10th Contract Anniversary.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.


Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.


IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
       -  Continues if the Benefit Base is greater than zero.
       - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
       - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
       -  Continues to impose the Rider fee.
       - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
       - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  the date the Benefit Base and the Contract Value both deplete to zero;
          or
       -  the date an Annuity Option under the Contract begins; or

       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture(R) Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about optional benefit Riders.


The following is a list of the various optional guaranteed minimum income benefits that may have been available to you at issue. Not all Riders were available at the same time or in all states.


       John Hancock USA
            -  Guaranteed Retirement Income Program I
            -  Guaranteed Retirement Income Program II
            -  Guaranteed Retirement Income Program III

       John Hancock New York
            -  Guaranteed Retirement Income Program I
            -  Guaranteed Retirement Income Program II


The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.


JOHN HANCOCK USA

Availability of Guaranteed Retirement Income Program
John Hancock USA offered three versions of the Guaranteed Retirement Income Program. Guaranteed Retirement Income Program I was available for Contracts issued between May 1998 and June 2001 (beginning and end dates may vary by state). Guaranteed Retirement Income Program II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10(th) Contract Anniversary (7(th) Contract Anniversary for Guaranteed Retirement Income Program I) and then must be exercised within 30 days immediately following the 10th Contract Anniversary (7(th) Contract Anniversary for Guaranteed Retirement Income Program I) or a subsequent Contract Anniversary; and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Program I
The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is defined below. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

INCOME BASE: The Income Base is equal to (a) less (b), where:

          (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

          (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM I GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program I is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.


INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

STEP-UP OF INCOME BASE: Within 30 days immediately following any Contract Anniversary, you may elect in writing to step up the Income Base to the Contract Value on that Contract Anniversary. If you elect to step up the Income Base, the earliest date that you may exercise Guaranteed Retirement Income Program is extended to the 7(th) Contract Anniversary following the date the Step-Up is effective (the Step-Up Date).


Following a Step-Up of the Income Base, the Income Base as of the Step-Up Date is equal to the Contract Value on the Step-Up Date. For purposes of subsequent calculation of the Income Base, the Contract Value on the Step-Up Date will be treated as a Purchase Payment made on that date, and all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the Step-Up Date will not be considered.


Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III
The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:

          (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

          (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.


GUARANTEED RETIREMENT INCOME PROGRAM II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.



GUARANTEED RETIREMENT INCOME PROGRAM III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.



STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.


GUARANTEED RETIREMENT INCOME PROGRAM II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME PROGRAM III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated above.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Monthly Income Factors Available for Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income III


The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions -- Annuity Options" in "V. Description of the Contract").



Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.



Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).


Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise a Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee
The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME PROGRAM RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Program I                     0.25%
------------------------------------------------------------------
Guaranteed Retirement Income Program II                    0.45%
------------------------------------------------------------------
Guaranteed Retirement Income Program III                   0.50%
------------------------------------------------------------------


If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program
A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85(th) birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans
The use of Guaranteed Retirement Income Programs is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program.

Hence, you should consider that since (a) a Guaranteed Retirement Income Program may not be exercised until the 10(th) Contract Anniversary after its election (7(th) Contract Anniversary for Guaranteed Retirement Income Program I) and (b) the election of a Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

JOHN HANCOCK NEW YORK

Availability of Guaranteed Retirement Income Program

John Hancock New York offered two versions of the Guaranteed Retirement Income Program. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001 and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.


CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10(th) Contract Anniversary and then must be exercised within 30 days immediately following the 10(th) Contract Anniversary or a subsequent Contract Anniversary; and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Income Base
The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME PROGRAM II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:

          (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

          (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.


GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.



STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by
(ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options" in "V. Description of the Contract"):
       -  Life Annuity with a 10-Year Period Certain;
       -  Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates).

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee
The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME PROGRAM RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Program I                     0.30%
------------------------------------------------------------------
Guaranteed Retirement Income Program II                    0.45%
------------------------------------------------------------------


If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program
A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85(th) birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans
The use of a Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program.

You should consider that since (a) a Guaranteed Retirement Income Program may not be exercised until the 10(th) Contract Anniversary after its election and
(b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, A GUARANTEED RETIREMENT INCOME PROGRAM SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

                 Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see "III: Fee Tables" for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:
       -  Venture 2006 Contracts with no optional benefit Riders
       -  Venture 2006 Contracts with the Annual Step-Up Death Benefit Rider
       - Venture 2006 Contracts issued by John Hancock New York with the Annual Step-Up Death Benefit Rider and the Payment Enhancement optional benefit Rider.
       -  Ven 24, Ven 22 and Ven 20 Contracts with no optional benefit Riders;
       - Ven 22 and Ven 20 Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;
       -  Ven 24 Contracts with the Payment Enhancement optional benefit Rider;
       -  Ven 9, Ven 6 and Ven 7 Contracts with no optional benefit Riders;
       -  Ven 3 Contracts with no optional benefit Riders.

Please note that fees for the Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, and Triple Protection Death Benefit Riders and fees for GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Prior

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

               ACCUMULATION UNIT VALUES- VENTURE VARIABLE ANNUITY


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
500 INDEX TRUST - SERIES I SHARES (units first  credited  5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      9.418      7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678     11.201
  Value at End of Year     10.641      9.418      7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678
     Ven 22, 20 No. of
                 Units  2,169,926  2,511,902  3,032,307  4,027,955  5,662,346  7,431,295  9,056,577  9,910,540  9,560,366  8,341,963
   Ven 24 No. of Units     76,201     84,406    149,964    180,652    202,571    254,131    340,730    301,338    325,150    237,911
Ven 22, 20 Contracts with GEM
Value at Start of Year     10.008      8.088     13.089     12.680     11.178     10.891     10.037      7.968     10.451     12.500
  Value at End of Year     11.285     10.008      8.088     13.089     12.680     11.178     10.891     10.037      7.968     10.451
          No. of Units     25,524     25,824     27,742     29,894     53,278     57,668     67,142    107,257    106,231     34,656
Ven 24 Contracts with Payment Enhancement
Value at Start of Year      9.383      7.594     12.308     11.941     10.543     10.288      9.496      7.549      9.916     11.517
  Value at End of Year     10.565      9.383      7.594     12.308     11.941     10.543     10.288      9.496      7.549      9.916
          No. of Units    105,546    137,463    240,478    312,360    413,183    487,495    621,415    543,810    446,244    237,911
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year      9.418      7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678     11.201
  Value at End of Year     10.641      9.418      7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678
 Ven 7, 8 No. of Units    202,252    225,628    238,305    322,637    423,821    579,086    697,016    871,491    863,970    571,972
    Ven 9 No. of Units     42,223     44,975     51,568     92,908     93,667    157,718    254,069    196,202    429,028    294,074
Ven 3 Contracts with no Optional Riders
Value at Start of Year      9.418      7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678     11.201
  Value at End of Year     10.641      9.418      7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678
          No. of Units     20,605     21,131     26,444     23,424     34,045     36,694     35,016     36,077     27,155     31,853
500 INDEX TRUST - SERIES II SHARES (units first credited  5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.858     10.383     16.820     16.289     14.356     13.982     12.891     10.232     12.500         --
  Value at End of Year     14.491     12.858     10.383     16.820     16.289     14.356     13.982     12.891     10.232         --
     Ven 22, 20 No. of
                 Units    773,935    876,963    936,856    961,353  1,067,899  1,225,205  1,250,479  1,096,693    312,367         --
   Ven 24 No. of Units    377,045    389,463    384,540    381,985    420,641    453,984    472,832    344,259     85,184         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     12.663     10.246     16.632     16.139     14.252     13.908     12.849     10.219     12.500         --
  Value at End of Year     14.242     12.663     10.246     16.632     16.139     14.252     13.908     12.849     10.219         --
          No. of Units     73,330    159,675     84,851     90,490    124,224    127,884    131,553    113,154      6,296         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.519     10.144     16.492     16.027     14.174     13.853     12.817     10.209     12.500         --
  Value at End of Year     14.059     12.519     10.144     16.492     16.027     14.174     13.853     12.817     10.209         --
          No. of Units    148,465    186,875    257,110    334,148    343,063    361,467    353,819    264,511     58,512         --
ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     14.428     11.724     13.290     12.954     12.580     12.500         --         --         --         --
  Value at End of Year     16.198     14.428     11.724     13.290     12.954     12.580         --         --         --         --
     Ven 22, 20 No. of
                 Units  1,072,347  1,249,746  1,545,198  2,211,907  2,960,620  3,779,743         --         --         --         --

   Ven 24 No. of Units     43,758     61,321     69,399     98,929    118,895    140,653         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.294     11.638     13.219     12.911     12.563     12.500         --         --         --         --
  Value at End of Year     16.015     14.294     11.638     13.219     12.911     12.563         --         --         --         --
          No. of Units     16,275     18,005     18,388     26,958     32,570     43,655         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.194     11.574     13.166     12.878     12.551     12.500         --         --         --         --
  Value at End of Year     15.880     14.194     11.574     13.166     12.878     12.551         --         --         --         --
          No. of Units    102,718    152,545    198,810    261,708    296,316    361,780         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     14.428     11.724     13.290     12.954     12.580     12.500         --         --         --         --
  Value at End of Year     16.198     14.428     11.724     13.290     12.954     12.580         --         --         --         --
 Ven 7, 8 No. of Units    971,211  1,115,068  1,341,754  1,582,048  1,896,304  2,428,159         --         --         --         --
    Ven 9 No. of Units     81,286     92,526    108,899    140,392    204,998    258,204         --         --         --         --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year     14.428     11.724     13.290     12.954     12.580     12.500         --         --         --         --
  Value at End of Year     16.198     14.428     11.724     13.290     12.954     12.580         --         --         --         --
          No. of Units    412,580    561,855    614,080    732,664    855,608    950,426         --         --         --         --
ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     14.281     11.643     13.215     12.915     12.567     12.500         --         --         --         --
  Value at End of Year     16.012     14.281     11.643     13.215     12.915     12.567         --         --         --         --
     Ven 22, 20 No. of
                 Units  4,494,583  4,939,109  5,134,407  7,342,785  7,737,600  7,813,643         --         --         --         --
   Ven 24 No. of Units    840,272    902,082    921,431  1,320,767  1,344,178  1,350,107         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.148     11.558     13.145     12.872     12.551     12.500         --         --         --         --
  Value at End of Year     15.832     14.148     11.558     13.145     12.872     12.551         --         --         --         --
          No. of Units    224,199    235,279    234,396    325,954    320,904    312,540         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.049     11.494     13.092     12.839     12.538     12.500         --         --         --         --
  Value at End of Year     15.697     14.049     11.494     13.092     12.839     12.538         --         --         --         --
          No. of Units    837,511    909,308    943,950  1,317,568  1,399,750  1,442,961         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year         --         --         --     12.915     12.567     12.500         --         --         --         --
  Value at End of Year         --         --         --     13.215     12.915     12.567         --         --         --         --
    Ven 9 No. of Units         --         --         --        253        253        253         --         --         --         --
AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-01-05) - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --         --     12.040      9.120     12.326     16.889
  Value at End of Year         --         --         --         --         --         --     12.972     12.040      9.120     12.326
     Ven 22, 20 No. of
                 Units         --         --         --         --         --         --  7,370,975  9,002,683  9,780,531 11,254,683
   Ven 24 No. of Units         --         --         --         --         --         --    336,022    444,899    481,914    515,448
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --         --         --      8.776      6.661      9.021     12.500
  Value at End of Year         --         --         --         --         --         --      9.437      8.776      6.661      9.021
          No. of Units         --         --         --         --         --         --     54,792     61,592     64,403    400,458
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --         --         --      7.888      5.996      8.132     11.182
  Value at End of Year         --         --         --         --         --         --      8.469      7.888      5.996      8.132
          No. of Units         --         --         --         --         --         --    395,958    452,125    462,774    271,521
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --         --     12.040      9.120     12.326     16.889
  Value at End of Year         --         --         --         --         --         --     12.972     12.040      9.120     12.326
 Ven 7, 8 No. of Units         --         --         --         --         --         --    573,749    745,064    843,050  1,072,108
    Ven 9 No. of Units         --         --         --         --         --         --    224,663    367,517    352,330    413,862
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --         --     12.040      9.120     12.326     16.889
  Value at End of Year         --         --         --         --         --         --     12.972     12.040      9.120     12.326
          No. of Units         --         --         --         --         --         --     38,592     54,025     47,672     48,674
AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-01-05) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --         --     12.607      9.572     12.500         --
  Value at End of Year         --         --         --         --         --         --     13.576     12.607      9.572         --
     Ven 22, 20 No. of
                 Units         --         --         --         --         --         --    567,063    513,320    154,361         --
   Ven 24 No. of Units         --         --         --         --         --         --    199,068    149,385     42,198         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --         --         --     12.566      9.559     12.500         --
  Value at End of Year         --         --         --         --         --         --     13.504     12.566      9.559         --
          No. of Units         --         --         --         --         --         --     54,887     63,237     18,334         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --         --         --     12.535      9.550     12.500         --
  Value at End of Year         --         --         --         --         --         --     13.451     12.535      9.550         --
          No. of Units         --         --         --         --         --         --     93,182     58,322     32,572         --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
ALL CAP CORE  TRUST  (FORMERLY  GROWTH  TRUST) -  SERIES I SHARES  (units  first credited 7-15-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.902     12.553     21.087     20.831     18.409     17.114     14.919     11.501     15.600     20.121
  Value at End of Year     17.725     15.902     12.553     21.087     20.831     18.409     17.114     14.919     11.501     15.600
     Ven 22, 20 No. of
                 Units  1,574,344  1,856,365  2,192,453  2,846,401  4,157,956  5,317,776  6,316,179  7,678,603  9,380,988 12,268,522
   Ven 24 No. of Units     55,691     65,315     71,667     81,521    130,706    153,969    175,743    215,705    251,358    299,501
Ven 22, 20 Contracts with GEM
Value at Start of Year      9.192      7.271     12.239     12.114     10.727      9.992      8.729      6.742      9.164     12.500
  Value at End of Year     10.226      9.192      7.271     12.239     12.114     10.727      9.992      8.729      6.742      9.164
          No. of Units     13,688     14,787     15,919     20,761     21,873     25,817     32,414     30,500     29,233     14,344
Ven 24 Contracts with Payment Enhancement
Value at Start of Year      6.960      5.514      9.295      9.214      8.171      7.623      6.669      5.159      7.022      9.089
  Value at End of Year      7.731      6.960      5.514      9.295      9.214      8.171      7.623      6.669      5.159      7.022
          No. of Units     47,760     78,594     85,885     97,450    114,191    172,569    210,053    273,881    257,701    173,641
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     15.902     12.553     21.087     20.831     18.409     17.114     14.919     11.501     15.600     20.121
  Value at End of Year     17.725     15.902     12.553     21.087     20.831     18.409     17.114     14.919     11.501     15.600
 Ven 7, 8 No. of Units    274,653    317,322    382,247    465,904    594,331    775,887  1,026,608  1,274,268  1,630,125  2,120,101
    Ven 9 No. of Units    103,484    123,119    156,358    198,707    253,002    313,453    418,096    520,711    624,455    797,877
Ven 3 Contracts with no Optional Riders
Value at Start of Year     15.902     12.553     21.087     20.831     18.409     17.114     14.919     11.501     15.600     20.121
  Value at End of Year     17.725     15.902     12.553     21.087     20.831     18.409     17.114     14.919     11.501     15.600
          No. of Units     15,086     19,126     20,107     24,100     31,814     35,814     43,383     53,510     80,427    128,701
ALL CAP CORE  TRUST  (FORMERLY  GROWTH  TRUST) - SERIES II SHARES  (units  first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     14.368     11.360     19.122     18.936     16.764     15.612     13.642     10.540     12.500         --
  Value at End of Year     15.984     14.368     11.360     19.122     18.936     16.764     15.612     13.642     10.540         --
     Ven 22, 20 No. of
                 Units     62,497     72,096     87,545    102,679    120,561    130,017    142,419    100,996     58,383         --
   Ven 24 No. of Units     10,056     10,538     11,874     16,455     18,620     16,165     14,031     10,611      3,755         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.150     11.210     18.908     18.761     16.643     15.530     13.597     10.526     12.500         --
  Value at End of Year     15.710     14.150     11.210     18.908     18.761     16.643     15.530     13.597     10.526         --
          No. of Units      4,426      5,067      4,916      4,518      3,733      5,894      5,602      3,972        147         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.989     11.099     18.749     18.632     16.552     15.468     13.564     10.516     12.500         --
  Value at End of Year     15.508     13.989     11.099     18.749     18.632     16.552     15.468     13.564     10.516         --
          No. of Units     10,823     13,985     16,191     16,590     16,325     13,357     11,137      4,810      1,371         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year         --         --         --     18.936     16.764     15.612         --         --         --         --
  Value at End of Year         --         --         --     19.122     18.936     16.764         --         --         --         --
    Ven 9 No. of Units         --         --         --        312        313        313         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     14.368     11.360     19.122     18.936     16.764     15.612         --         --         --         --
  Value at End of Year     15.984     14.368     11.360     19.122     18.936     16.764         --         --         --         --
          No. of Units        148        149        149        149        149        149         --         --         --         --
ALL CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 5-03-10) - SERIES I SHARES (units first credited 3-04-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --     12.780     22.326     20.206     19.226     17.888     17.030     13.363     17.927     23.852
  Value at End of Year         --     15.261     12.780     22.326     20.206     19.226     17.888     17.030     13.363     17.927
     Ven 22, 20 No. of
                 Units         --  2,716,985  3,341,121  4,314,341  5,971,079  7,379,350  9,368,927 11,255,888 13,146,694 16,602,102
   Ven 24 No. of Units         --    112,565    126,784    158,510    228,894    268,153    300,775    370,060    423,069    503,394
Ven 22, 20 Contracts with GEM
Value at Start of Year         --      6.226     10.899      9.884      9.423      8.785      8.380      6.589      8.857     12.500
  Value at End of Year         --      7.420      6.226     10.899      9.884      9.423      8.785      8.380      6.589      8.857
          No. of Units         --     13,624     12,313     33,095     38,921     46,808     61,922     75,053     78,183     48,575
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --      5.392      9.453      8.585      8.198      7.654      7.312      5.758      7.751     10.350
  Value at End of Year         --      6.416      5.392      9.453      8.585      8.198      7.654      7.312      5.758      7.751
          No. of Units         --    145,769    192,957    257,081    314,528    389,884    490,521    574,876    635,050    483,817

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year         --     12.780     22.326     20.206     19.226     17.888     17.030     13.363     17.927     23.852
  Value at End of Year         --     15.261     12.780     22.326     20.206     19.226     17.888     17.030     13.363     17.927
 Ven 7, 8 No. of Units         --    505,949    595,476    762,737    951,840  1,208,031  1,583,546  2,008,869  2,463,679  3,192,887
    Ven 9 No. of Units         --    216,186    263,491    326,625    426,423    526,534    681,765    845,398  1,028,998  1,422,150
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --     12.780     22.326     20.206     19.226     17.888     17.030     13.363     17.927     23.852
  Value at End of Year         --     15.261     12.780     22.326     20.206     19.226     17.888     17.030     13.363     17.927
          No. of Units         --     25,194     29,186     38,198     46,528     70,597     93,651    115,713    135,052    208,852
ALL CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 5-03-10) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --      9.484     16.600     15.055     14.359     13.387     12.768     10.037     12.500         --
  Value at End of Year         --     11.303      9.484     16.600     15.055     14.359     13.387     12.768     10.037         --
     Ven 22, 20 No. of
                 Units         --    377,616    394,347    524,089    555,332    563,975    797,349    639,116    204,577         --
   Ven 24 No. of Units         --     75,172     74,395     79,704     95,639     99,956     97,287     81,893     15,156         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --      9.359     16.414     14.916     14.255     13.317     12.726     10.025     12.500         --
  Value at End of Year         --     11.132      9.359     16.414     14.916     14.255     13.317     12.726     10.025         --
          No. of Units         --     23,121     22,578     24,209     25,866     29,457     28,729     26,365      6,629         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --      9.266     16.276     14.813     14.178     13.264     12.695     10.015     12.500         --
  Value at End of Year         --     11.005      9.266     16.276     14.813     14.178     13.264     12.695     10.015         --
          No. of Units         --     44,508     46,475     63,831     73,221     68,612     80,663     65,159     28,524         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year         --      9.484     16.600     15.055     14.359     13.387         --         --         --         --
  Value at End of Year         --     11.303      9.484     16.600     15.055     14.359         --         --         --         --
    Ven 9 No. of Units         --        259        266        821        828        548         --         --         --         --
ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.184     12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494     12.500
  Value at End of Year     17.722     15.184     12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494
     Ven 22, 20 No. of
                 Units    587,058    758,051    942,277  1,221,952  1,672,577  1,841,422  2,111,389  1,778,554  1,074,867    570,920
   Ven 24 No. of Units     17,075     17,562     18,952     27,743     39,428     39,696     42,383     43,563     46,075     10,755
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.923     11.977     17.089     16.031     14.325     13.769     12.066      8.861     12.477     12.500
  Value at End of Year     17.382     14.923     11.977     17.089     16.031     14.325     13.769     12.066      8.861     12.477
          No. of Units     42,559     46,835     57,648     68,505     52,240     51,220     59,499     71,283     46,772     21,525
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.730     11.839     16.919     15.896     14.225     13.693     12.018      8.839     12.465     12.500
  Value at End of Year     17.131     14.730     11.839     16.919     15.896     14.225     13.693     12.018      8.839     12.465
          No. of Units     58,659     78,711     39,663    131,573    150,396    166,689    145,850    133,410    135,095     42,968
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     15.184     12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494     12.500
  Value at End of Year     17.722     15.184     12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494
 Ven 7, 8 No. of Units     98,239    113,950    127,247    129,415    172,765    195,319    262,487    217,876    104,817     61,104
    Ven 9 No. of Units     21,365     22,877     24,537     43,230     44,179     45,996     54,418     35,910     18,655     14,166
Ven 3 Contracts with no Optional Riders
Value at Start of Year     15.184     12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494     12.500
  Value at End of Year     17.722     15.184     12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494
          No. of Units      5,372      5,865      5,470      5,480      8,671      6,657     12,408     17,088      6,901      5,599
ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     16.315     13.088     18.661     17.517     15.646     15.051     13.182      9.675     12.500         --
  Value at End of Year     19.006     16.315     13.088     18.661     17.517     15.646     15.051     13.182      9.675         --
     Ven 22, 20 No. of
                 Units    534,180    605,954    657,194    735,104    873,791    843,708    807,667    523,939     85,306         --
   Ven 24 No. of Units     90,932    100,368    120,745    141,565    161,342    146,759    154,556     90,937      9,080         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.067     12.916     18.451     17.355     15.533     14.972     13.139      9.663     12.500         --
  Value at End of Year     18.680     16.067     12.916     18.451     17.355     15.533     14.972     13.139      9.663         --
          No. of Units     15,536     18,151     25,510     27,529     33,190     49,081     53,333     40,083      5,426         --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.884     12.788     18.296     17.235     15.448     14.913     13.107      9.653     12.500         --
  Value at End of Year     18.439     15.884     12.788     18.296     17.235     15.448     14.913     13.107      9.653         --
          No. of Units     73,692     82,331     89,480    113,547    117,975    118,139    116,118     76,154     33,747         --
AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     10.602      8.700     12.543     12.500         --         --         --         --         --         --
  Value at End of Year     11.728     10.602      8.700     12.543         --         --         --         --         --         --
  Venture No. of Units 29,201,462 30,724,575 19,851,060  6,729,131         --         --         --         --         --         --
     NY Venture No. of
                 Units  1,968,272  1,970,143  1,033,934    379,845         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     10.531      8.664     12.522     12.500         --         --         --         --         --         --
  Value at End of Year     11.621     10.531      8.664     12.522         --         --         --         --         --         --
     Ven 22, 20 No. of
                 Units  6,054,896  7,207,264  1,892,149  1,357,916         --         --         --         --         --         --
   Ven 24 No. of Units    407,093    445,353    129,358     41,834         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     10.475      8.635     12.505     12.500         --         --         --         --         --         --
  Value at End of Year     11.536     10.475      8.635     12.505         --         --         --         --         --         --
          No. of Units    182,138    187,462    118,757     17,170         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     10.503      8.649     12.514     12.500         --         --         --         --         --         --
  Value at End of Year     11.578     10.503      8.649     12.514         --         --         --         --         --         --
          No. of Units    209,486    215,712    236,172    224,200         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     10.433      8.613     12.493     12.500         --         --         --         --         --         --
  Value at End of Year     11.473     10.433      8.613     12.493         --         --         --         --         --         --
          No. of Units    291,906    379,397    115,640     75,948         --         --         --         --         --         --
Venture 2006 Contracts with Annual
Step Death Benefit
Value at Start of Year     10.545      8.671     12.526     12.500         --         --         --         --         --         --
  Value at End of Year     11.642     10.545      8.671     12.526         --         --         --         --         --         --
  Venture No. of Units 12,511,936 12,874,294  7,973,773  3,073,847         --         --         --         --         --         --
     NY Venture No. of
                 Units  1,517,555  1,505,773    978,916    352,031         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     10.447      8.620     12.497     12.500         --         --         --         --         --         --
  Value at End of Year     11.494     10.447      8.620     12.497         --         --         --         --         --         --
     NY Venture No. of
                 Units    170,400    173,112    173,633    154,513         --         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     10.546      8.664     12.522     12.500         --         --         --         --         --         --
  Value at End of Year     11.654     10.546      8.664     12.522         --         --         --         --         --         --
    Ven 9 No. of Units    439,020    572,513     80,119     31,883         --         --         --         --         --         --
          No. of Units  4,058,185  4,670,702    105,624     28,774         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     10.546      8.664     12.522     12.500         --         --         --         --         --         --
  Value at End of Year     11.654     10.546      8.664     12.522         --         --         --         --         --         --
          No. of Units  1,612,859  1,871,261      4,348        563         --         --         --         --         --         --
AMERICAN  BLUE CHIP  INCOME AND  GROWTH  TRUST - SERIES II SHARES  (units  first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.601     12.445     19.957     19.945     17.317     16.463     15.299     12.500         --         --
  Value at End of Year     17.192     15.601     12.445     19.957     19.945     17.317     16.463     15.299         --         --
     Ven 22, 20 No. of
                 Units  1,575,377  1,644,971  1,863,074  2,373,140  2,952,854  3,003,264  3,085,744    733,450         --         --
   Ven 24 No. of Units    225,707    245,089    268,076    285,863    326,760    337,549    351,197    164,535         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.394     12.304     19.772     19.800     17.225     16.409     15.279     12.500         --         --
  Value at End of Year     16.930     15.394     12.304     19.772     19.800     17.225     16.409     15.279         --         --
          No. of Units     66,741     76,599     82,544     91,855    100,073    122,679     87,095     49,076         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.241     12.200     19.634     19.691     17.157     16.368     15.264     12.500         --         --
  Value at End of Year     16.737     15.241     12.200     19.634     19.691     17.157     16.368     15.264         --         --
          No. of Units     97,136    119,299    139,310    165,698    193,157    181,864    166,040     46,258         --         --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     15.601     12.445     19.957     19.945     17.317     16.463     15.299     12.500         --         --
  Value at End of Year     17.192     15.601     12.445     19.957     19.945     17.317     16.463     15.299         --         --
    Ven 9 No. of Units     21,008     19,151     30,610     32,346     48,679     39,850     50,361     17,408         --         --
          No. of Units    117,258    134,444    167,691    213,728    292,547    300,636    319,536    161,103         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     15.601     12.445     19.957     19.945     17.317     16.463     15.299     12.500         --         --
  Value at End of Year     17.192     15.601     12.445     19.957     19.945     17.317     16.463     15.299         --         --
          No. of Units      9,876     10,528     12,344     16,115     20,264     23,260     25,749     17,915         --         --
AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.130     11.866     13.311     13.105     12.500         --         --         --         --         --
  Value at End of Year     13.754     13.130     11.866     13.311     13.105         --         --         --         --         --
  Venture No. of Units  8,002,903  8,298,579  7,590,244  9,402,750  2,920,678         --         --         --         --         --
     NY Venture No. of
                 Units    831,645    823,365    751,142    966,217    302,519         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.967     11.749     13.212     13.040     12.418     12.500         --         --         --         --
  Value at End of Year     13.550     12.967     11.749     13.212     13.040     12.418         --         --         --         --
     Ven 22, 20 No. of
                 Units  4,632,522  4,838,252  4,551,762  6,308,370  5,334,662  2,340,443         --         --         --         --
   Ven 24 No. of Units    603,586    625,224    569,633    755,350    703,819    295,255         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     12.853     11.669     13.149     13.003     12.408     12.500         --         --         --         --
  Value at End of Year     13.403     12.853     11.669     13.149     13.003     12.408         --         --         --         --
          No. of Units    144,780    158,916    157,844    183,361    148,168     50,361         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     12.962     11.756     13.234     13.074     12.500         --         --         --         --         --
  Value at End of Year     13.531     12.962     11.756     13.234     13.074         --         --         --         --         --
          No. of Units    364,499    392,259    343,049    421,961    122,925         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.768     11.609     13.101     12.976     12.400     12.500         --         --         --         --
  Value at End of Year     13.295     12.768     11.609     13.101     12.976     12.400         --         --         --         --
          No. of Units    631,171    702,693    657,435    864,609    787,772    271,239         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.034     11.803     13.267     13.087     12.500         --         --         --         --         --
  Value at End of Year     13.626     13.034     11.803     13.267     13.087         --         --         --         --         --
  Venture No. of Units  3,230,226  3,238,279  3,003,020  3,701,792    858,785         --         --         --         --         --
     NY Venture No. of
                 Units    451,329    423,933    361,626    429,201     81,908         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     12.796     11.629     13.117     12.985     12.500         --         --         --         --         --
  Value at End of Year     13.331     12.796     11.629     13.117     12.985         --         --         --         --         --
     NY Venture No. of
                 Units    209,653    226,688    216,647    299,431    106,009         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     12.967     11.749     13.212     13.040     12.418     12.500         --         --         --         --
  Value at End of Year     13.550     12.967     11.749     13.212     13.040     12.418         --         --         --         --
 Ven 7, 8 No. of Units         --         --         --         --         --     11,901         --         --         --         --
    Ven 9 No. of Units     37,466     47,566     38,770     17,882     12,837      3,554         --         --         --         --
          No. of Units    175,735    166,647    184,745    156,919    103,991         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     12.967     11.749     13.212     13.040     12.418         --         --         --         --         --
  Value at End of Year     13.550     12.967     11.749     13.212     13.040         --         --         --         --         --
          No. of Units     13,232     24,269     28,299     27,179      5,019         --         --         --         --         --
AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     10.741      8.577     12.569     12.500         --         --         --         --         --         --
  Value at End of Year     11.701     10.741      8.577     12.569         --         --         --         --         --         --
  Venture No. of Units 26,034,105 26,791,118 16,589,983  1,550,712         --         --         --         --         --         --
     NY Venture No. of
                 Units  1,233,207  1,319,976    998,036     73,910         --         --         --         --         --         --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24, 22, 20
Contracts with no Optional Benefits
Value at Start of Year     10.684      8.553     12.565     12.500         --         --         --         --         --         --
  Value at End of Year     11.609     10.684      8.553     12.565         --         --         --         --         --         --
     Ven 22, 20 No. of
                 Units    656,129    839,585    710,356     88,937         --         --         --         --         --         --
   Ven 24 No. of Units     30,357     54,062     48,749      5,294         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     10.639      8.533     12.500         --         --         --         --         --         --         --
  Value at End of Year     11.537     10.639      8.533         --         --         --         --         --         --         --
          No. of Units      1,292      1,301      4,418         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     10.661      8.543     12.500     12.500         --         --         --         --         --         --
  Value at End of Year     11.573     10.661      8.543     12.500         --         --         --         --         --         --
          No. of Units      9,905     10,599     11,430         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     10.605      8.519     12.559     12.500         --         --         --         --         --         --
  Value at End of Year     11.483     10.605      8.519     12.559         --         --         --         --         --         --
          No. of Units     47,146     51,007     59,112      1,148         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     10.696      8.558     12.566     12.500         --         --         --         --         --         --
  Value at End of Year     11.628     10.696      8.558     12.566         --         --         --         --         --         --
  Venture No. of Units  9,163,567  9,477,877  5,970,160    315,192         --         --         --         --         --         --
     NY Venture No. of
                 Units  1,702,871  1,773,464  1,095,049     24,400         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     10.616      8.524     12.500     12.500         --         --         --         --         --         --
  Value at End of Year     11.501     10.616      8.524     12.500         --         --         --         --         --         --
     NY Venture No. of
                 Units     11,377     11,820      8,354         --         --         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     10.684      8.553     12.500         --         --         --         --         --         --         --
  Value at End of Year     11.609     10.684      8.553         --         --         --         --         --         --         --
    Ven 9 No. of Units      2,392      2,395      2,617         --         --         --         --         --         --         --
          No. of Units     44,826     52,003     12,805         --         --         --         --         --         --         --
AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     10.901      8.091     12.564     12.500         --         --         --         --         --         --
  Value at End of Year     12.102     10.901      8.091     12.564         --         --         --         --         --         --
  Venture No. of Units 18,758,982 19,128,115 13,566,719  1,022,861         --         --         --         --         --         --
     NY Venture No. of
                 Units    846,080    864,556    750,123      7,195         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     10.843      8.068     12.560     12.500         --         --         --         --         --         --
  Value at End of Year     12.008     10.843      8.068     12.560         --         --         --         --         --         --
     Ven 22, 20 No. of
                 Units    704,429    878,020  1,077,566    435,995         --         --         --         --         --         --
   Ven 24 No. of Units     53,315     55,926     47,126      8,643         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     10.797      8.050     12.557     12.500         --         --         --         --         --         --
  Value at End of Year     11.933     10.797      8.050     12.557         --         --         --         --         --         --
          No. of Units    105,380    118,110    145,866     37,814         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     10.820      8.059     12.559     12.500         --         --         --         --         --         --
  Value at End of Year     11.970     10.820      8.059     12.559         --         --         --         --         --         --
          No. of Units      6,220      6,251      6,285      5,085         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     10.762      8.036     12.554     12.500         --         --         --         --         --         --
  Value at End of Year     11.877     10.762      8.036     12.554         --         --         --         --         --         --
          No. of Units     15,194     20,195     14,456      6,094         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     10.855      8.073     12.561     12.500         --         --         --         --         --         --
  Value at End of Year     12.027     10.855      8.073     12.561         --         --         --         --         --         --
  Venture No. of Units  8,660,188  8,982,674  6,273,498    543,639         --         --         --         --         --         --
     NY Venture No. of
                 Units    787,925    812,910    694,396     51,445         --         --         --         --         --         --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     10.774      8.041     12.500     12.500         --         --         --         --         --         --
  Value at End of Year     11.895     10.774      8.041     12.500         --         --         --         --         --         --
     NY Venture No. of
                 Units     20,182     25,980     13,297         --         --         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     10.843      8.068     12.560     12.500         --         --         --         --         --         --
  Value at End of Year     12.008     10.843      8.068     12.560         --         --         --         --         --         --
    Ven 9 No. of Units      1,268      1,269      1,270        822         --         --         --         --         --         --
          No. of Units     14,847     15,675     17,072        117         --         --         --         --         --         --
AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     11.230      8.033     13.252     12.500         --         --         --         --         --         --
  Value at End of Year     12.342     11.230      8.033     13.252         --         --         --         --         --         --
  Venture No. of Units  2,919,485  3,026,315  3,096,633  2,429,590         --         --         --         --         --         --
     NY Venture No. of
                 Units    235,757    235,269    273,372    171,995         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     11.155      7.999     13.230     12.500         --         --         --         --         --         --
  Value at End of Year     12.229     11.155      7.999     13.230         --         --         --         --         --         --
     Ven 22, 20 No. of
                 Units    757,456    737,034    675,506    576,988         --         --         --         --         --         --
   Ven 24 No. of Units     23,531     23,336     18,986     36,695         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     11.095      7.972     13.212     12.500         --         --         --         --         --         --
  Value at End of Year     12.140     11.095      7.972     13.212         --         --         --         --         --         --
          No. of Units     24,772     13,398      6,026     11,868         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     11.125      7.986     13.221     12.500         --         --         --         --         --         --
  Value at End of Year     12.184     11.125      7.986     13.221         --         --         --         --         --         --
          No. of Units     66,783     65,609     58,099     55,061         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     11.051      7.952     13.199     12.500         --         --         --         --         --         --
  Value at End of Year     12.073     11.051      7.952     13.199         --         --         --         --         --         --
          No. of Units     17,528     42,504     36,338     25,146         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     11.170      8.006     13.234     12.500         --         --         --         --         --         --
  Value at End of Year     12.252     11.170      8.006     13.234         --         --         --         --         --         --
  Venture No. of Units  1,749,834  1,831,975  1,854,336  1,502,544         --         --         --         --         --         --
     NY Venture No. of
                 Units    164,075    163,893    194,429    170,670         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     11.066      7.959     13.203     12.500         --         --         --         --         --         --
  Value at End of Year     12.095     11.066      7.959     13.203         --         --         --         --         --         --
     NY Venture No. of
                 Units     83,120     88,433     92,670     66,583         --         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     11.155      7.999     13.230     12.500         --         --         --         --         --         --
  Value at End of Year     12.229     11.155      7.999     13.230         --         --         --         --         --         --
    Ven 9 No. of Units     18,669     19,503     12,948      7,625         --         --         --         --         --         --
          No. of Units     77,092     74,180     63,172     39,658         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     11.155      7.999     13.230     12.500         --         --         --         --         --         --
  Value at End of Year     12.229     11.155      7.999     13.230         --         --         --         --         --         --
          No. of Units      7,533      6,435      6,409      1,230         --         --         --         --         --         --
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      9.798      6.177     13.525     12.500         --         --         --         --         --         --
  Value at End of Year     11.802      9.798      6.177     13.525         --         --         --         --         --         --
  Venture No. of Units    989,074  1,122,410  1,225,366    742,659         --         --         --         --         --         --
     NY Venture No. of
                 Units     75,868     81,334    103,103     54,291         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      9.732      6.152     13.502     12.500         --         --         --         --         --         --
  Value at End of Year     11.694      9.732      6.152     13.502         --         --         --         --         --         --
     Ven 22, 20 No. of
                 Units    727,645    703,684    379,695    547,653         --         --         --         --         --         --
   Ven 24 No. of Units     46,803     37,542     27,725     55,578         --         --         --         --         --         --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 22, 20 Contracts with GEM
Value at Start of Year      9.680      6.131     13.484     12.500         --         --         --         --         --         --
  Value at End of Year     11.608      9.680      6.131     13.484         --         --         --         --         --         --
          No. of Units     11,911     15,403      5,806      8,315         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      9.706      6.141     13.493     12.500         --         --         --         --         --         --
  Value at End of Year     11.651      9.706      6.141     13.493         --         --         --         --         --         --
          No. of Units     23,362     24,447     23,048     15,922         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year      9.642      6.116     13.471     12.500         --         --         --         --         --         --
  Value at End of Year     11.545      9.642      6.116     13.471         --         --         --         --         --         --
          No. of Units     21,447     29,768     25,874     37,295         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      9.745      6.157     13.507     12.500         --         --         --         --         --         --
  Value at End of Year     11.715      9.745      6.157     13.507         --         --         --         --         --         --
  Venture No. of Units    575,479    656,138    711,859    465,669         --         --         --         --         --         --
     NY Venture No. of
                 Units     52,186     59,120     77,218     47,971         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      9.655      6.121     13.475     12.500         --         --         --         --         --         --
  Value at End of Year     11.566      9.655      6.121     13.475         --         --         --         --         --         --
     NY Venture No. of
                 Units     28,710     29,112     32,821     20,843         --         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year      9.732      6.152     13.502     12.500         --         --         --         --         --         --
  Value at End of Year     11.694      9.732      6.152     13.502         --         --         --         --         --         --
    Ven 9 No. of Units     13,818     17,210     10,380     17,502         --         --         --         --         --         --
          No. of Units     90,878     69,107     36,399     74,069         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year      9.732      6.152     13.502     12.500         --         --         --         --         --         --
  Value at End of Year     11.694      9.732      6.152     13.502         --         --         --         --         --         --
          No. of Units      1,148      1,966      1,525      1,528         --         --         --         --         --         --
AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     10.727      7.825     14.207     12.863     12.500         --         --         --         --         --
  Value at End of Year     12.528     10.727      7.825     14.207     12.863         --         --         --         --         --
  Venture No. of Units  7,086,878  8,080,067  9,044,648  7,271,861  2,853,777         --         --         --         --         --
     NY Venture No. of
                 Units    728,977    800,551    848,896    697,532    257,316         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     17.190     12.570     22.879     20.767     19.207     16.850     15.269     12.500         --         --
  Value at End of Year     20.025     17.190     12.570     22.879     20.767     19.207     16.850     15.269         --         --
     Ven 22, 20 No. of
                 Units 10,262,010 11,940,166 13,741,290 14,641,379 16,173,347 15,171,705 11,353,014  1,914,838         --         --
   Ven 24 No. of Units  1,525,269  1,691,623  1,871,936  1,790,257  1,874,727  1,606,897  1,046,035    284,976         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.962     12.429     22.667     20.616     19.105     16.794     15.249     12.500         --         --
  Value at End of Year     19.721     16.962     12.429     22.667     20.616     19.105     16.794     15.249         --         --
          No. of Units    396,520    428,389    489,152    489,962    535,410    464,185    296,693    150,995         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     10.590      7.752     14.124     12.833     12.500         --         --         --         --         --
  Value at End of Year     12.325     10.590      7.752     14.124     12.833         --         --         --         --         --
          No. of Units    315,314    361,696    284,683    322,194    113,338         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     16.793     12.323     22.509     20.503     19.029     16.752     15.234     12.500         --         --
  Value at End of Year     19.496     16.793     12.323     22.509     20.503     19.029     16.752     15.234         --         --
          No. of Units  1,053,911  1,220,274  1,457,364  1,374,398  1,449,360  1,208,296    603,913     60,829         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     10.649      7.783     14.159     12.846     12.500         --         --         --         --         --
  Value at End of Year     12.412     10.649      7.783     14.159     12.846         --         --         --         --         --
  Venture No. of Units  3,077,292  3,391,831  3,782,792  2,871,284    902,530         --         --         --         --         --
     NY Venture No. of
                 Units    394,082    399,812    395,176    319,197    101,357         --         --         --         --         --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     16.849     12.358     22.561     20.541     12.500         --         --         --         --         --
  Value at End of Year     19.570     16.849     12.358     22.561     20.541         --         --         --         --         --
     NY Venture No. of
                 Units    110,577    118,926    137,295    129,903     54,638         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     17.190     12.570     22.879     20.767     19.207     16.850     15.269     12.500         --         --
  Value at End of Year     20.025     17.190     12.570     22.879     20.767     19.207     16.850     15.269         --         --
 Ven 7, 8 No. of Units         --         --         --         --         --  1,129,093    995,032    658,720         --         --
    Ven 9 No. of Units    118,898    134,902    153,426    184,170    196,984    174,537    148,164     74,053         --         --
          No. of Units    622,665    756,214    856,686    985,390  1,088,570         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     17.190     12.570     22.879     20.767     19.207     16.850     15.269     12.500         --         --
  Value at End of Year     20.025     17.190     12.570     22.879     20.767     19.207     16.850     15.269         --         --
          No. of Units     44,189     43,449     47,395     65,489     68,958     75,525     70,670     49,667         --         --
AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     11.023      8.534     13.962     13.519     12.500         --         --         --         --         --
  Value at End of Year     12.079     11.023      8.534     13.962     13.519         --         --         --         --         --
  Venture No. of Units  7,163,961  7,726,013  8,064,686  7,254,372  2,666,182         --         --         --         --         --
     NY Venture No. of
                 Units    712,202    738,660    758,530    708,752    252,577         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.827     12.283     20.147     19.557     17.303     16.665     15.388     12.500         --         --
  Value at End of Year     17.299     15.827     12.283     20.147     19.557     17.303     16.665     15.388         --         --
     Ven 22, 20 No. of
                 Units 11,671,665 13,138,593 10,574,670 11,988,857 13,399,904 12,347,704  9,224,537  1,316,880         --         --
   Ven 24 No. of Units  1,530,460  1,649,067  1,488,815  1,510,475  1,549,856  1,351,548    739,263    188,796         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.617     12.145     19.960     19.415     17.211     16.610     15.368     12.500         --         --
  Value at End of Year     17.036     15.617     12.145     19.960     19.415     17.211     16.610     15.368         --         --
          No. of Units    398,600    419,664    360,474    363,473    395,834    392,183    254,864     88,839         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     10.883      8.454     13.881     13.488     12.500         --         --         --         --         --
  Value at End of Year     11.883     10.883      8.454     13.881     13.488         --         --         --         --         --
          No. of Units    312,555    334,314    346,437    307,462    106,288         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     10.512     12.042     19.821     19.309     17.143     16.569     15.353     12.500         --         --
  Value at End of Year     11.472     10.512     12.042     19.821     19.309     17.143     16.569     15.353         --         --
          No. of Units  1,268,285  1,435,705  1,327,858  1,406,020  1,443,864  1,241,490    601,754     71,293         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     10.943      8.488     13.916     13.501     12.500         --         --         --         --         --
  Value at End of Year     11.966     10.943      8.488     13.916     13.501         --         --         --         --         --
  Venture No. of Units  2,828,973  2,961,040  3,070,258  2,556,774    817,371         --         --         --         --         --
     NY Venture No. of
                 Units    333,134    343,287    357,865    319,506     89,819         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     15.513     12.076     19.867     19.344     12.500         --         --         --         --         --
  Value at End of Year     16.905     15.513     12.076     19.867     19.344         --         --         --         --         --
     NY Venture No. of
                 Units    122,020    130,839    141,932    140,378     57,831         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     15.836     12.283     20.147     19.557     17.303     16.665     15.388     12.500         --         --
  Value at End of Year     17.342     15.836     12.283     20.147     19.557     17.303     16.665     15.388         --         --
 Ven 7, 8 No. of Units         --         --         --         --         --    709,941    719,933    384,391         --         --
    Ven 9 No. of Units    154,929    164,292     87,595    108,168    126,670     98,445    103,225     46,828         --         --
          No. of Units    548,420    675,642    525,560    626,170    687,323         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     15.827     12.283     20.147     19.557     17.303     16.665     15.388     12.500         --         --
  Value at End of Year     17.299     15.827     12.283     20.147     19.557     17.303     16.665     15.388         --         --
          No. of Units     63,043     57,533     42,697     36,631     41,451     40,516     42,156     43,225         --         --

Venture Prior


                               YEAR       YEAR       YEAR        YEAR       YEAR       YEAR       YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED      ENDED       ENDED      ENDED     ENDED    ENDED     ENDED    ENDED
                             12/31/10   12/31/09   12/31/08    12/31/07   12/31/06   12/31/05   12/31/04 12/31/03 12/31/02 12/31/01
                            ---------  ---------  ---------  ----------  ---------  --------- ---------- -------- -------- --------
AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
    Value at Start of Year     12.264      8.962     11.991      12.500         --         --         --       --       --       --
      Value at End of Year     13.885     12.264      8.962      11.991         --         --         --       --       --       --
      Venture No. of Units    633,904    664,763    604,877     549,139         --         --         --       --       --       --
   NY Venture No. of Units     47,856     47,427     52,524      40,280         --         --         --       --       --       --
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year     12.182      8.925     11.971      12.500         --         --         --       --       --       --
      Value at End of Year     13.758     12.182      8.925      11.971         --         --         --       --       --       --
   Ven 22, 20 No. of Units    394,380    384,177    220,566     135,830         --         --         --       --       --       --
       Ven 24 No. of Units     21,253     21,967     11,238       7,102         --         --         --       --       --       --
Ven 22, 20 Contracts with GEM
    Value at Start of Year     12.117      8.895     11.955      12.500         --         --         --       --       --       --
      Value at End of Year     13.657     12.117      8.895      11.955         --         --         --       --       --       --
              No. of Units      9,421     13,078      4,872       1,235         --         --         --       --       --       --
Venture 2006 Contracts with Payment Enhancement
    Value at Start of Year     12.150      8.910     11.963      12.500         --         --         --       --       --       --
      Value at End of Year     13.707     12.150      8.910      11.963         --         --         --       --       --       --
              No. of Units     38,307     30,904     13,044      13,207         --         --         --       --       --       --
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year     12.069      8.873     11.943      12.500         --         --         --       --       --       --
      Value at End of Year     13.582     12.069      8.873      11.943         --         --         --       --       --       --
              No. of Units     31,303     27,801     12,218       7,723         --         --         --       --       --       --
Venture 2006 Contracts with Annual Step Death Benefit
    Value at Start of Year     12.198      8.933     11.975      12.500         --         --         --       --       --       --
      Value at End of Year     13.783     12.198      8.933      11.975         --         --         --       --       --       --
      Venture No. of Units    390,429    405,842    336,884     328,921         --         --         --       --       --       --
   NY Venture No. of Units     30,798     31,939     39,682      39,792         --         --         --       --       --       --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
    Value at Start of Year     12.085      8.880     11.947      12.500         --         --         --       --       --       --
      Value at End of Year     13.607     12.085      8.880      11.947         --         --         --       --       --       --
   NY Venture No. of Units     38,103     20,707     21,775      19,210         --         --         --       --       --       --
Ven 9, 8,7 Contracts with no Optional Riders
    Value at Start of Year     12.182      8.925     11.971      12.500         --         --         --       --       --       --
      Value at End of Year     13.758     12.182      8.925      11.971         --         --         --       --       --       --
        Ven 9 No. of Units      7,238      7,157        595          --         --         --         --       --       --       --
              No. of Units     54,432     34,476     15,037       1,829         --         --         --       --       --       --
Ven 3 Contracts with no Optional Riders
    Value at Start of Year     12.182      8.925     11.971      12.500         --         --         --       --       --       --
      Value at End of Year     13.758     12.182      8.925      11.971         --         --         --       --       --       --
              No. of Units        967      1,454        498         229         --         --         --       --       --       --
AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
    Value at Start of Year     12.518      8.892     15.636      13.247     12.500         --         --       --       --       --
      Value at End of Year     13.202     12.518      8.892      15.636     13.247         --         --       --       --       --
      Venture No. of Units  4,692,535  4,870,015  5,560,122   4,853,763  2,111,439         --         --       --       --       --
   NY Venture No. of Units    392,737    402,056    458,165     411,607    154,671         --         --       --       --       --
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year     25.212     17.954     31.650      26.881     23.038     19.328     16.508   12.500       --       --
      Value at End of Year     26.522     25.212     17.954      31.650     26.881     23.038     19.328   16.508       --       --
   Ven 22, 20 No. of Units  4,542,335  5,056,498  5,867,885   6,569,762  7,449,417  6,681,967  4,198,494  396,104       --       --
       Ven 24 No. of Units    590,474    619,137    702,701     692,089    759,897    628,975    336,815   63,121       --       --
Ven 22, 20 Contracts with GEM
    Value at Start of Year     24.878     17.751     31.357      26.686     22.916     19.264     16.486   12.500       --       --
      Value at End of Year     26.119     24.878     17.751      31.357     26.686     22.916     19.264   16.486       --       --
              No. of Units    161,480    167,488    200,249     204,552    224,435    192,872    125,386   33,678       --       --
Venture 2006 Contracts with Payment Enhancement
    Value at Start of Year     12.358      8.809     15.545      13.216     12.500         --         --       --       --       --
      Value at End of Year     12.987     12.358      8.809      15.545     13.216         --         --       --       --       --
              No. of Units    181,114    195,818    224,776     186,353     61,403         --         --       --       --       --

Venture Prior


                               YEAR      YEAR       YEAR       YEAR        YEAR       YEAR       YEAR      YEAR     YEAR     YEAR
                              ENDED      ENDED      ENDED      ENDED       ENDED      ENDED      ENDED     ENDED    ENDED    ENDED
                            12/31/10   12/31/09   12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03 12/31/02 12/31/01
                            ---------  ---------  ---------  ----------  ---------  --------- ---------- -------- -------- --------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year      24.631     17.601     31.139      26.540     22.825     19.217    16.470    12.500       --       --
     Value at End of Year      25.820     24.631     17.601      31.139     26.540     22.825    19.217    16.470       --       --
             No. of Units     457,280    512,263    618,888     633,562    701,909    600,927   296,847    20,409       --       --
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year      12.427      8.845     15.584      13.229     12.500         --        --        --       --       --
     Value at End of Year      13.079     12.427      8.845      15.584     13.229         --        --        --       --       --
     Venture No. of Units   1,996,866  2,027,560  2,296,187   1,844,171    768,897         --        --        --       --       --
  NY Venture No. of Units     292,099    272,815    273,970     222,998     94,957         --        --        --       --       --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year      24.713     17.651     31.211      26.588     12.500         --        --        --       --       --
     Value at End of Year      25.919     24.713     17.651      31.211     26.588         --        --        --       --       --
  NY Venture No. of Units      63,623     62,164     74,159      75,121     26,669         --        --        --       --       --
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year      25.212     17.954     31.650      26.881     23.038     19.328    16.508    12.500       --       --
     Value at End of Year      26.522     25.212     17.954      31.650     26.881     23.038    19.328    16.508       --       --
    Ven 7, 8 No. of Units          --         --         --          --         --    503,980   365,786   139,282       --       --
       Ven 9 No. of Units      38,390     42,132     50,745      69,449     93,661     69,812    59,490    25,971       --       --
             No. of Units     280,668    336,386    389,253     502,772    540,492         --        --        --       --       --
Ven 3 Contracts with no Optional Riders
   Value at Start of Year      25.212     17.954     31.650      26.881     23.038     19.328    16.508    12.500       --       --
     Value at End of Year      26.522     25.212     17.954      31.650     26.881     23.038    19.328    16.508       --       --
             No. of Units      24,861     30,603     32,993      34,289     39,328     25,406    13,263     2,349       --       --
AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year      12.468      8.475     14.952      12.500         --         --        --        --       --       --
     Value at End of Year      14.444     12.468      8.475      14.952         --         --        --        --       --       --
     Venture No. of Units     507,067    525,531    495,739     332,536         --         --        --        --       --       --
  NY Venture No. of Units      42,836     43,291     38,638      19,243         --         --        --        --       --       --
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year      12.385      8.440     14.927      12.500         --         --        --        --       --       --
     Value at End of Year      14.312     12.385      8.440      14.927         --         --        --        --       --       --
  Ven 22, 20 No. of Units   1,531,542  1,275,100    843,867   1,007,816         --         --        --        --       --       --
      Ven 24 No. of Units     130,201     82,706     29,235      68,534         --         --        --        --       --       --
Ven 22, 20 Contracts with GEM
   Value at Start of Year      12.319      8.412     14.907      12.500         --         --        --        --       --       --
     Value at End of Year      14.207     12.319      8.412      14.907         --         --        --        --       --       --
             No. of Units      48,003     24,251     17,219      14,822         --         --        --        --       --       --
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year      12.352      8.426     14.917      12.500         --         --        --        --       --       --
     Value at End of Year      14.259     12.352      8.426      14.917         --         --        --        --       --       --
             No. of Units      13,548     20,629     15,293      10,310         --         --        --        --       --       --
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year      12.270      8.390     14.892      12.500         --         --        --        --       --       --
     Value at End of Year      14.129     12.270      8.390      14.892         --         --        --        --       --       --
             No. of Units      45,205     41,176     36,326      50,049         --         --        --        --       --       --
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year      12.402      8.447     14.932      12.500         --         --        --        --       --       --
     Value at End of Year      14.338     12.402      8.447      14.932         --         --        --        --       --       --
     Venture No. of Units     355,396    371,531    330,906     165,866         --         --        --        --       --       --
  NY Venture No. of Units      21,707     21,963     21,366      17,763         --         --        --        --       --       --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year      12.286      8.398     14.897      12.500         --         --        --        --       --       --
     Value at End of Year      14.155     12.286      8.398      14.897         --         --        --        --       --       --
  NY Venture No. of Units      17,664     16,670     15,497      19,671         --         --        --        --       --       --
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year      12.385      8.440     14.927      12.500         --         --        --        --       --       --
     Value at End of Year      14.312     12.385      8.440      14.927         --         --        --        --       --       --
       Ven 9 No. of Units      48,994     38,211     25,521      29,989         --         --        --        --       --       --
             No. of Units     177,241    167,865     70,638     116,660         --         --        --        --       --       --

Venture Prior


                            YEAR       YEAR     YEAR      YEAR       YEAR       YEAR       YEAR       YEAR        YEAR      YEAR
                            ENDED      ENDED    ENDED     ENDED      ENDED      ENDED      ENDED      ENDED       ENDED     ENDED
                          12/31/10   12/31/09 12/31/08  12/31/07   12/31/06   12/31/05   12/31/04   12/31/03    12/31/02  12/31/01
                          --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year    12.385     8.440    14.927    12.500         --         --         --         --         --         --
     Value at End of Year    14.312    12.385     8.440    14.927         --         --         --         --         --         --
             No. of Units    13,359     7,731     7,589     8,307         --         --         --         --         --         --
BLACKROCK BASIC VALUE V.I. FUND (FORMERLY MERCURY BASIC VALUE V.I. FUND) - CLASS II SHARES (units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    26.303    20.375    32.714    32.642     27.207     26.842     24.538     18.702     23.100     22.515
     Value at End of Year    29.224    26.303    20.375    32.714     32.642     27.207     26.842     24.538     18.702     23.100
  Ven 22, 20 No. of Units   193,358   230,164   282,083   385,635    551,238    740,901    893,702    992,700  1,122,669  1,239,327
Ven 22, 20 Contracts with GEM
   Value at Start of Year    13.662    10.605    17.061    17.058     14.246     14.083     12.900      9.852     12.193     12.500
     Value at End of Year    15.149    13.662    10.605    17.061     17.058     14.246     14.083     12.900      9.852     12.193
             No. of Units       527       527       528       476        648      1,351      1,944      1,955      1,976      2,051
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    26.303    20.375    32.714    32.642     27.207     26.842     24.538     18.702     23.100     22.515
     Value at End of Year    29.224    26.303    20.375    32.714     32.642     27.207     26.842     24.538     18.702     23.100
    Ven 7, 8 No. of Units       430       674       759     1,270      3,298      3,920      4,409      6,607      6,938         75
BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II SHARES
 (units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    14.838    12.431    15.674    13.607     11.858     10.897      9.676      8.963         --         --
     Value at End of Year    16.078    14.838    12.431    15.674     13.607     11.858     10.897      9.676         --         --
  Ven 22, 20 No. of Units    61,307    63,860    71,840    79,122    111,624         --         --         --         --         --
  Ven 22, 20 No. of Units        --        --        --        --         --    121,309    130,694    154,537         --         --
Ven 22, 20 Contracts with GEM
   Value at Start of Year        --        --        --        --         --         --     14.930     13.832         --         --
     Value at End of Year        --        --        --        --         --         --     16.779     14.930         --         --
             No. of Units        --        --        --        --         --         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year        --        --        --        --         --         --      9.676      8.963         --         --
     Value at End of Year        --        --        --        --         --         --     10.897      9.676         --         --
    Ven 7, 8 No. of Units        --        --        --        --         --         --         --         --         --         --
BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II SHARES
 (units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    51.126    40.429    68.562    70.260     63.236     58.169     51.387     36.537     48.662     38.060
     Value at End of Year    64.784    51.126    40.429    68.562     70.260     63.236     58.169     51.387     36.537     48.662
  Ven 22, 20 No. of Units    42,233    51,953    63,561    93,660    135,055    166,352    203,195    227,011    268,748    298,150
Ven 22, 20 Contracts with GEM
   Value at Start of Year    15.264    12.095    20.552    21.104     19.032     17.542     15.528     11.063     14.763     12.500
     Value at End of Year    19.304    15.264    12.095    20.552     21.104     19.032     17.542     15.528     11.063     14.763
             No. of Units       985       997     1,151     1,152      1,516      2,896      3,244      3,448      3,636      3,213
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    51.126    40.429    68.562    70.260     63.236     58.169     51.387     36.537     48.662     38.060
     Value at End of Year    64.784    51.126    40.429    68.562     70.260     63.236     58.169     51.387     36.537     48.662
    Ven 7, 8 No. of Units        47        47        48        48         48         48         48         48         48         --
BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 12-11-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     9.150    14.968    26.415    23.761     21.987     21.115     19.639     15.418     20.643     24.518
     Value at End of Year    24.156     9.150    14.968    26.415     23.761     21.987     21.115     19.639     15.418     20.643
  Ven 22, 20 No. of Units 5,156,171 5,988,923 7,199,233 8,912,778 12,189,414 15,532,968 18,984,031 22,485,941 25,377,600 30,503,258
      Ven 24 No. of Units   171,577   195,839   231,333   270,530    362,331    436,620    502,535    574,881    650,695    754,939
Ven 22, 20 Contracts with GEM
   Value at Start of Year    10.399     7.395    13.077    11.786     10.928     10.516      9.800      7.709     10.343     12.500
     Value at End of Year    11.887    10.399     7.395    13.077     11.786     10.928     10.516      9.800      7.709     10.343
             No. of Units   102,152   114,190   126,799   127,038    162,394    164,936    164,549    183,899    195,854    118,549
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     9.626     6.855    12.141    10.960     10.177      9.807      9.154      7.212      9.690     11.549
     Value at End of Year    10.987     9.626     6.855    12.141     10.960     10.177      9.807      9.154      7.212      9.690
             No. of Units   357,421   467,309   645,104   677,677    708,840    839,169    988,319  1,055,794  1,108,760    717,328

Venture Prior


                                YEAR      YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              --------- --------- --------- --------- ---------- --------- --------- --------- --------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year     21.091    14.968    26.415    23.761     21.987    21.115    19.639    15.418    20.643    24.518
        Value at End of Year     24.156    21.091    14.968    26.415     23.761    21.987    21.115    19.639    15.418    20.643
       Ven 7, 8 No. of Units  1,706,581 1,981,532 2,285,107 2,632,141  3,162,395 3,942,970 5,032,799 5,985,084 7,043,533 8,742,544
          Ven 9 No. of Units    542,189   624,408   744,077   898,434  1,124,692 1,384,367 1,729,005 2,018,139 2,387,431 3,021,812
Ven 3 Contracts with no Optional Riders
      Value at Start of Year     21.091    14.968    26.415    23.761     21.987    21.115    19.639    15.418    20.643    24.518
        Value at End of Year     24.156    21.091    14.968    26.415     23.761    21.987    21.115    19.639    15.418    20.643
                No. of Units     74,339    78,185    80,770    98,925    114,536   179,635   211,845   242,066   296,940   463,278
BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
      Value at Start of Year     11.732     8.324    14.678    13.197     12.500        --        --        --        --        --
        Value at End of Year     13.446    11.732     8.324    14.678     13.197        --        --        --        --        --
        Venture No. of Units    290,783   268,459   225,323   171,765     25,056        --        --        --        --        --
     NY Venture No. of Units     30,066    31,269    13,337     9,529         --        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year     13.800     9.816    17.353    15.642     14.511    13.965    13.014    10.229    12.500        --
        Value at End of Year     15.777    13.800     9.816    17.353     15.642    14.511    13.965    13.014    10.229        --
     Ven 22, 20 No. of Units  1,818,638 1,960,791 2,310,203 2,143,893  2,186,132 2,426,185 2,127,087 1,464,888   434,406        --
         Ven 24 No. of Units    490,408   529,799   595,407   500,108    563,575   617,713   441,455   236,960    28,105        --
Ven 22, 20 Contracts with GEM
      Value at Start of Year     13.591     9.687    17.158    15.498     14.405    13.892    12.971    10.216    12.500        --
        Value at End of Year     15.507    13.591     9.687    17.158     15.498    14.405    13.892    12.971    10.216        --
                No. of Units    182,406   117,319   164,296   136,844     97,626   112,838    94,352    65,314    13,018        --
Venture 2006 Contracts with Payment Enhancement
      Value at Start of Year     11.582     8.247    14.592    13.167     12.500        --        --        --        --        --
        Value at End of Year     13.228    11.582     8.247    14.592     13.167        --        --        --        --        --
                No. of Units     22,462    27,528    27,160    17,595      1,696        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year     13.436     9.591    17.014    15.390     14.327    13.837    12.939    10.206    12.500        --
        Value at End of Year     15.307    13.436     9.591    17.014     15.390    14.327    13.837    12.939    10.206        --
                No. of Units    246,437   276,079   305,091   308,579    368,089   397,493   341,742   224,970   114,270        --
Venture 2006 Contracts with Annual Step Death Benefit
      Value at Start of Year     11.646     8.280    14.629    13.180     12.500        --        --        --        --        --
        Value at End of Year     13.321    11.646     8.280    14.629     13.180        --        --        --        --        --
        Venture No. of Units    113,991   105,755   141,802   140,284     13,401        --        --        --        --        --
     NY Venture No. of Units     11,642    11,877     5,265     3,973        204        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
      Value at Start of Year     13.487     9.623    17.062    15.430     12.500        --        --        --        --        --
        Value at End of Year     15.373    13.487     9.623    17.062     15.426        --        --        --        --        --
     NY Venture No. of Units      3,091     3,033     1,527     1,528         --        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year         --        --        --    15.642     14.511    13.965        --        --        --        --
        Value at End of Year         --        --        --    17.353     15.642    14.511        --        --        --        --
          Ven 9 No. of Units         --        --        --       536        536       537        --        --        --        --
CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 11-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year      8.984     6.403    10.344     9.399      9.321     8.291     7.691     6.024     8.805    10.946
        Value at End of Year      9.907     8.984     6.403    10.344      9.399     9.321     8.291     7.691     6.024     8.805
     Ven 22, 20 No. of Units  8,172,745 4,804,356 5,946,816 7,854,681 10,956,831 2,037,352 2,087,170 2,311,363 2,177,602 1,618,907
         Ven 24 No. of Units    340,497   222,073   234,099   296,396    398,342    75,936    38,685    44,220    46,829     9,622
Ven 22, 20 Contracts with GEM
      Value at Start of Year      9.477     6.768    10.955     9.975      9.911     8.834     8.211     6.444     9.438    12.500
        Value at End of Year     10.430     9.477     6.768    10.955      9.975     9.911     8.834     8.211     6.444     9.438
                No. of Units     61,133    64,472    76,257    85,791    119,381    54,834    59,515    64,689    56,526    15,563
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year      8.700     6.222    10.088     9.199      9.154     8.171     7.606     5.979     8.769    10.939
        Value at End of Year      7.116     8.700     6.222    10.088      9.199     9.154     8.171     7.606     5.979     8.769
                No. of Units    285,060   237,718   348,336   458,660    536,760    98,371   106,974    99,871   111,049    57,393

Venture Prior


                                YEAR      YEAR       YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09   12/31/08  12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              --------- ---------  --------- --------- ---------  ---------  -------- --------- --------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year      8.984     6.403     10.344     9.399     9.321      8.291     7.691     6.024     8.805    10.946
        Value at End of Year      9.907     8.984      6.403    10.344     9.399      9.321     8.291     7.691     6.024     8.805
       Ven 7, 8 No. of Units  2,240,760 1,724,739  1,965,368 2,288,937 2,815,570    331,262   214,254   241,453   201,160   129,831
          Ven 9 No. of Units    571,677   291,858    336,950   392,539   497,564     37,194    18,208    21,877    10,957    18,072
Ven 3 Contracts with no Optional Riders
      Value at Start of Year      8.984     6.403     10.344     9.399     9.321      8.291     7.691     6.024     8.805    10.946
        Value at End of Year      9.907     8.984      6.403    10.344     9.399      9.321     8.291     7.691     6.024     8.805
                No. of Units    612,181   630,757    698,636   829,942   959,427     17,464    13,558    10,820     6,314 2,871,308
CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
      Value at Start of Year     12.103     8.619     13.919    12.644    12.500         --        --        --        --        --
        Value at End of Year     13.350    12.103      8.619    13.919    12.644         --        --        --        --        --
        Venture No. of Units    114,206   115,451     82,971    65,574    27,363         --        --        --        --        --
     NY Venture No. of Units      1,647     1,713        184     1,827       145         --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year     12.518     8.937     16.285    14.831    14.735     13.142    12.202     9.566    12.500        --
        Value at End of Year     15.502    12.518      8.937    16.285    14.831     14.735    13.142    12.202     9.566        --
     Ven 22, 20 No. of Units  1,332,026 1,122,614  1,127,080 1,258,046 1,464,036    530,176   495,548   488,134   171,283        --
         Ven 24 No. of Units    295,748   262,600    277,735   299,010   343,262    104,358    97,774    75,332    11,847        --
     Ven 22, 20 No. of Units         --        --         --        --        --  1,462,644        --        --        --        --
         Ven 24 No. of Units         --        --         --        --        --      1,392        --        --        --        --
Ven 22, 20 Contracts with GEM
      Value at Start of Year     13.876     9.926     16.102    14.694    14.628     13.073    12.162     9.553    12.500        --
        Value at End of Year     15.237    13.876      9.926    16.102    14.694     14.628    13.073    12.162     9.553        --
                No. of Units     73,174    69,155     73,182    99,531   118,521     43,723    42,656    29,251    10,454        --
Venture 2006 Contracts with Payment Enhancement
      Value at Start of Year     11.949     8.539     12.500        --    12.500         --        --        --        --        --
        Value at End of Year     13.133    11.949      8.539        --        --         --        --        --        --        --
                No. of Units        240     4,400      4,164        --        --         --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year     13.718     9.828     15.967    14.592    14.549     13.021    12.132     9.544    12.500        --
        Value at End of Year     15.041    13.718      9.828    15.967    14.592     14.549    13.021    12.132     9.544        --
                No. of Units    175,819   156,382    177,937   212,786   231,822     53,271    46,250    44,089    26,055        --
Venture 2006 Contracts with Annual Step Death Benefit
      Value at Start of Year     12.015     8.573     13.873    12.627    12.500         --        --        --        --        --
        Value at End of Year     13.226    12.015      8.573    13.873    12.627         --        --        --        --        --
        Venture No. of Units     90,858    87,605     57,898    32,083    13,681         --        --        --        --        --
     NY Venture No. of Units      1,426     2,529      1,405     1,363     1,301         --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
      Value at Start of Year     13.770    12.500         --        --    12.500         --        --        --        --        --
        Value at End of Year     15.106    13.770         --        --        --         --        --        --        --        --
     NY Venture No. of Units        487       753         --        --        --         --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year     16.285        --         --    14.831    12.500         --        --        --        --        --
        Value at End of Year     15.502        --         --    16.285    14.831         --        --        --        --        --
          Ven 9 No. of Units        204        --         --       482       482         --        --        --        --        --
CAPITAL APPRECIATION VALUE TRUST - SERIES II SHARES (units first credited 6-16-2008)
Venture 2006 Contracts with no Optional Benefits
      Value at Start of Year     11.655     9.080     12.500        --        --         --        --        --        --        --
        Value at End of Year     13.092    11.655      9.080        --        --         --        --        --        --        --
        Venture No. of Units  7,641,483 7,916,719  2,797,205        --        --         --        --        --        --        --
     NY Venture No. of Units    280,181   307,388    115,834        --        --         --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year     11.610     9.068     12.500        --        --         --        --        --        --        --
        Value at End of Year     13.009    11.610      9.068        --        --         --        --        --        --        --
     Ven 22, 20 No. of Units    394,179   583,770    640,689        --        --         --        --        --        --        --
         Ven 24 No. of Units     54,180    54,808     15,308        --        --         --        --        --        --        --

Venture Prior


                                YEAR      YEAR       YEAR       YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR
                                ENDED     ENDED      ENDED      ENDED     ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                              12/31/10  12/31/09   12/31/08   12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              --------- ---------  ---------  --------  --------   --------  --------  --------  --------  --------
Ven 22, 20 Contracts with GEM
      Value at Start of Year     11.574     9.058     12.500        --        --         --        --        --        --        --
        Value at End of Year     12.943    11.574      9.058        --        --         --        --        --        --        --
                No. of Units     12,972    16,387     11,635        --        --         --        --        --        --        --
Venture 2006 Contracts with Payment Enhancement
      Value at Start of Year     11.592    12.500         --        --        --         --        --        --        --        --
        Value at End of Year     12.976    11.592         --        --        --         --        --        --        --        --
                No. of Units        265       281         --        --        --         --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year     11.547     9.051     12.500        --        --         --        --        --        --        --
        Value at End of Year     12.894    11.547      9.051        --        --         --        --        --        --        --
                No. of Units      2,015     3,255      3,228        --        --         --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit
      Value at Start of Year     11.619     9.071     12.500        --        --         --        --        --        --        --
        Value at End of Year     13.026    11.619      9.071        --        --         --        --        --        --        --
        Venture No. of Units  2,884,128 3,019,278  1,086,900        --        --         --        --        --        --        --
     NY Venture No. of Units    235,530   239,123     82,264        --        --         --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
      Value at Start of Year     11.556     9.053     12.500        --        --         --        --        --        --        --
        Value at End of Year     12.911    11.556      9.053        --        --         --        --        --        --        --
     NY Venture No. of Units     14,088    26,218     15,367        --        --         --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year     11.610     9.068     12.500        --        --         --        --        --        --        --
        Value at End of Year     13.009    11.610      9.068        --        --         --        --        --        --        --
       Ven 7, 8 No. of Units         --        --      8,177        --        --         --        --        --        --        --
          Ven 9 No. of Units         --        --        339        --        --         --        --        --        --        --
                No. of Units     10,740    12,621         --        --        --         --        --        --        --        --
CLASSIC VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-01-2004)
Venture 2006 Contracts with no Optional Benefits
      Value at Start of Year         --        --     11.840    13.736    12.500         --        --        --        --        --
        Value at End of Year         --        --      6.357    11.840    13.736         --        --        --        --        --
        Venture No. of Units         --        --     75,699    67,302    40,767         --        --        --        --        --
     NY Venture No. of Units         --        --      7,998     6,261       723         --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year         --        --     14.564    16.940    14.830     13.768    12.500        --        --        --
        Value at End of Year         --        --      7.801    14.564    16.940     14.830    13.768        --        --        --
     Ven 22, 20 No. of Units         --        --    316,136   534,747   656,894    343,944   195,690        --        --        --
         Ven 24 No. of Units         --        --     13,993    11,133    22,341      9,440     6,324        --        --        --
Ven 22, 20 Contracts with GEM
      Value at Start of Year         --        --     14.458    16.850    14.781     13.750    12.500        --        --        --
        Value at End of Year         --        --      7.728    14.458    16.850     14.781    13.750        --        --        --
                No. of Units         --        --      1,003     1,734    18,363      2,161     2,146        --        --        --
Venture 2006 Contracts with Payment Enhancement
      Value at Start of Year         --        --     11.771    13.704    12.500         --        --        --        --        --
        Value at End of Year         --        --      6.298    11.771    13.704         --        --        --        --        --
                No. of Units         --        --      6,218     5,497     1,487         --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year         --        --     14.379    16.783    14.744     13.736     1.500        --        --        --
        Value at End of Year         --        --      7.674    14.379    16.783     14.744    13.736        --        --        --
                No. of Units         --        --     36,527    34,122    53,842     27,406     7,505        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit
      Value at Start of Year         --        --     11.800    13.718    12.500         --        --        --        --        --
        Value at End of Year         --        --      6.323    11.800    13.718         --        --        --        --        --
        Venture No. of Units         --        --     27,292    16,592     8,158         --        --        --        --        --
     NY Venture No. of Units         --        --      2,527     1,808     1,154         --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
      Value at Start of Year         --        --     14.405    16.805    12.500         --        --        --        --        --
        Value at End of Year         --        --      7.692    14.405    16.805         --        --        --        --        --
     NY Venture No. of Units         --        --        349       333       283         --        --        --        --        --

Venture Prior


                                YEAR      YEAR       YEAR       YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED      ENDED      ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09   12/31/08   12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              --------- ---------  ---------  --------  --------   --------  --------  --------  --------  --------
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year         --        --     14.564    16.940    14.830     13.768    12.500        --        --        --
        Value at End of Year         --        --      7.801    14.564    16.940     14.830    13.768        --        --        --
       Ven 7, 8 No. of Units         --        --         --        --        --     30,839     8,966        --        --        --
          Ven 9 No. of Units         --        --      5,547     3,696     4,677      3,955     4,949        --        --        --
                No. of Units         --        --     40,804    47,226    58,360         --        --        --        --        --
Ven 3 Contracts with no Optional Riders
      Value at Start of Year         --        --     14.564    16.940    14.830     13.768    12.500        --        --        --
        Value at End of Year         --        --      7.801    14.564    16.940     14.830    13.768        --        --        --
                No. of Units         --        --      2,699     2,699     2,699      3,847        --        --        --        --
CORE ALLOCATION PLUS TRUST - SERIES II SHARES (units first credited 6-16-2008)
Venture 2006 Contracts with no Optional Benefits
      Value at Start of Year     10.835     8.762     12.500        --        --         --        --        --        --        --
        Value at End of Year     11.813    10.835      8.762        --        --         --        --        --        --        --
        Venture No. of Units  4,069,787 4,333,030  1,474,893        --        --         --        --        --        --        --
     NY Venture No. of Units    212,355   203,774     55,949        --        --         --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year     10.794     8.750     12.500        --        --         --        --        --        --        --
        Value at End of Year     11.738    10.794      8.750        --        --         --        --        --        --        --
     Ven 22, 20 No. of Units    135,007   172,885     99,894        --        --         --        --        --        --        --
         Ven 24 No. of Units      2,932    11,359      3,190        --        --         --        --        --        --        --
Ven 22, 20 Contracts with GEM
      Value at Start of Year     10.760     8.740     12.500        --        --         --        --        --        --        --
        Value at End of Year     11.679    10.760      8.740        --        --         --        --        --        --        --
                No. of Units      5,112     5,255      2,379        --        --         --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit
      Value at Start of Year     10.802     8.752     12.500        --        --         --        --        --        --        --
        Value at End of Year     11.753    10.802      8.752        --        --         --        --        --        --        --
        Venture No. of Units  1,671,457 1,620,813    337,267        --        --         --        --        --        --        --
     NY Venture No. of Units    185,640   178,523     71,730        --        --         --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
      Value at Start of Year     10.744     8.736     12.500        --        --         --        --        --        --        --
        Value at End of Year     11.649    10.744      8.736        --        --         --        --        --        --        --
     NY Venture No. of Units      6,591     7,608      4,966        --        --         --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year     10.794     8.750     12.500        --        --         --        --        --        --        --
        Value at End of Year     11.738    10.794      8.750        --        --         --        --        --        --        --
       Ven 7, 8 No. of Units         --        --      1,918        --        --         --        --        --        --        --
                No. of Units      3,525     4,276         --        --        --         --        --        --        --        --
CORE ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
      Value at Start of Year     15.062    12.500         --        --        --         --        --        --        --        --
        Value at End of Year     16.486    15.062         --        --        --         --        --        --        --        --
   Venture 2006 No. of Units  1,491,636   759,975         --        --        --         --        --        --        --        --
   Venture 2006 No. of Units    132,359    62,474         --        --        --         --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year     15.037    12.500         --        --        --         --        --        --        --        --
        Value at End of Year     16.418    15.037         --        --        --         --        --        --        --        --
     Ven 22, 20 No. of Units    113,312    75,142         --        --        --         --        --        --        --        --
         Ven 24 No. of Units     45,762    22,973         --        --        --         --        --        --        --        --
Ven 22, 20 Contracts with GEM
      Value at Start of Year     15.017    12.500         --        --        --         --        --        --        --        --
        Value at End of Year     16.363    15.017         --        --        --         --        --        --        --        --
                No. of Units        355       356         --        --        --         --        --        --        --        --
Venture 2006 Contracts with Payment Enhancement
      Value at Start of Year     15.027    12.500         --        --        --         --        --        --        --        --
        Value at End of Year     16.391    15.027         --        --        --         --        --        --        --        --
                No. of Units        682       681         --        --        --         --        --        --        --        --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.002     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.322     15.002         --         --         --         --         --         --         --         --
          No. of Units      4,494      1,244         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     15.042     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.432     15.042         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units    736,759    353,271         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units    181,174     72,419         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     15.007     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.336     15.007         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units     35,720        680         --         --         --         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     15.037     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.418     15.037         --         --         --         --         --         --         --         --
    Ven 9 No. of Units        449         83         --         --         --         --         --         --         --         --
          No. of Units     15,231      6,618         --         --         --         --         --         --         --         --
CORE BALANCED TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     15.054     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.675     15.054         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units  3,007,346  1,054,278         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units    225,661     75,120         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.029     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.606     15.029         --         --         --         --         --         --         --         --
     Ven 22, 20 No. of
                 Units    190,032    131,200         --         --         --         --         --         --         --         --
   Ven 24 No. of Units     42,429      7,254         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.009     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.551     15.009         --         --         --         --         --         --         --         --
          No. of Units      4,478      4,502         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     15.019     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.578     15.019         --         --         --         --         --         --         --         --
          No. of Units      5,031      5,145         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.994     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.509     14.994         --         --         --         --         --         --         --         --
          No. of Units     35,149     29,743         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     15.034     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.620     15.034         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units  1,316,111    439,850         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units    334,797    123,346         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     14.999     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.523     14.999         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units        363        264         --         --         --         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     15.029     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.606     15.029         --         --         --         --         --         --         --         --
          No. of Units     23,118     29,093         --         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
  Value at End of Year     16.606         --         --         --         --         --         --         --         --         --
          No. of Units         46         --         --         --         --         --         --         --         --         --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     14.664     13.567     13.339     12.755     12.484     12.500         --         --         --         --
  Value at End of Year     15.461     14.664     13.567     13.339     12.755     12.484         --         --         --         --
     Ven 22, 20 No. of
                 Units    328,895    277,960    204,068    101,235     45,634     18,055         --         --         --         --
   Ven 24 No. of Units      8,077     12,963     18,618      5,546      7,208        584         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.528     13.468     13.269     12.713     12.467         --         --         --         --         --
  Value at End of Year     15.287     14.528     13.468     13.269     12.713         --         --         --         --         --
          No. of Units     12,181      6,832      7,717      4,074      1,116         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.426     13.394     13.216     12.681     12.455     12.500         --         --         --         --
  Value at End of Year     15.157     14.426     13.394     13.216     12.681     12.455         --         --         --         --
          No. of Units     38,320     40,153     22,161      4,353      3,110      1,830         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     14.664     13.567     13.339     12.755     12.484     12.500         --         --         --         --
  Value at End of Year     15.461     14.664     13.567     13.339     12.755     12.484         --         --         --         --
    Ven 9 No. of Units      6,075      4,657      3,146      2,729      1,389         --         --         --         --         --
          No. of Units     22,745     22,296     13,314     27,298      5,636      5,065         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     14.664     13.567     13.339     12.755     12.484     12.500         --         --         --         --
  Value at End of Year     15.461     14.664     13.567     13.339     12.755     12.484         --         --         --         --
          No. of Units      2,998      3,250      2,434      2,688        784        828         --         --         --         --
CORE DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     15.421     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     17.105     15.421         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units  2,510,200  1,153,654         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units    170,670     97,579         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.396     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     17.034     15.396         --         --         --         --         --         --         --         --
     Ven 22, 20 No. of
                 Units    343,397    182,127         --         --         --         --         --         --         --         --
   Ven 24 No. of Units     36,957      3,284         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.375     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.978     15.375         --         --         --         --         --         --         --         --
          No. of Units      3,495      3,517         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     15.385     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     17.006     15.385         --         --         --         --         --         --         --         --
          No. of Units      6,115      2,454         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
  Value at End of Year     16.935         --         --         --         --         --         --         --         --         --
          No. of Units     12,405         --         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     15.401     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     17.048     15.401         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units    977,297    445,536         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units    119,635     30,340         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     15.365     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.949     15.365         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units      7,512        664         --         --         --         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     15.396     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     17.034     15.396         --         --         --         --         --         --         --         --
    Ven 9 No. of Units      1,488         58         --         --         --         --         --         --         --         --
          No. of Units      6,761      6,515         --         --         --         --         --         --         --         --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
CORE EQUITY TRUST (MERGED INTO FUNDAMENTAL  VALUE TRUST EFF 5-01-09) - SERIES II SHARES (units first credited  5-03-2004)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year         --         --     12.463     13.421     12.500         --         --         --         --         --
  Value at End of Year         --         --      5.594     12.463     13.421         --         --         --         --         --
  Venture No. of Units         --         --     62,404     39,515     14,013         --         --         --         --         --
     NY Venture No. of
                 Units         --         --      2,891      2,149         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --     14.282     15.419     14.685     14.079     12.500         --         --         --
  Value at End of Year         --         --      6.395     14.282     15.419     14.685     14.079         --         --         --
     Ven 22, 20 No. of
                 Units         --         --    630,079    685,540    955,476    942,809    450,684         --         --         --
   Ven 24 No. of Units         --         --    241,658    186,815    186,501    159,623     55,365         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --     14.178     15.337     14.636     14.060     12.500         --         --         --
  Value at End of Year         --         --      6.335     14.178     15.337     14.636     14.060         --         --         --
          No. of Units         --         --     16,928     11,308     10,656     12,149      7,312         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year         --         --     12.390     13.390     12.500         --         --         --         --         --
  Value at End of Year         --         --      5.542     12.390     13.390         --         --         --         --         --
          No. of Units         --         --      3,854      2,850        104         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --     14.100     15.276     14.600     14.046     12.500         --         --         --
  Value at End of Year         --         --      6.291     14.100     15.276     14.600     14.046         --         --         --
          No. of Units         --         --     80,707     71,839     82,006     68,485     34,607         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year         --         --     12.421     13.403     12.500         --         --         --         --         --
  Value at End of Year         --         --      5.564     12.421     13.403         --         --         --         --         --
  Venture No. of Units         --         --     20,643     16,175      9,117         --         --         --         --         --
     NY Venture No. of
                 Units         --         --      1,768      1,058         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year         --         --     14.126     15.296     12.500         --         --         --         --         --
  Value at End of Year         --         --      6.306     14.126     15.296         --         --         --         --         --
     NY Venture No. of
                 Units         --         --        498        403        373         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year         --         --     14.282     15.419     14.685     14.079     12.500         --         --         --
  Value at End of Year         --         --      6.395     14.282     15.419     14.685     14.079         --         --         --
 Ven 7, 8 No. of Units         --         --         --         --         --     52,604     21,316         --         --         --
    Ven 9 No. of Units         --         --      6,799      3,758      3,321      4,780      1,367         --         --         --
          No. of Units         --         --     50,037     40,426     55,847         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --     14.282     15.419     14.685     14.079     12.500         --         --         --
  Value at End of Year         --         --      6.395     14.282     15.419     14.685     14.079         --         --         --
          No. of Units         --         --         58         58         58      1,112         40         --         --         --
CORE FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     14.733     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     15.970     14.733         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units  5,572,448  2,869,745         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units    332,103    179,238         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     14.708     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     15.903     14.708         --         --         --         --         --         --         --         --
     Ven 22, 20 No. of
                 Units    335,300    199,458         --         --         --         --         --         --         --         --
   Ven 24 No. of Units     37,788     35,554         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.688     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     15.850     14.688         --         --         --         --         --         --         --         --
          No. of Units      7,152      3,167         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     14.698     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     15.877     14.698         --         --         --         --         --         --         --         --
          No. of Units      4,893      2,383         --         --         --         --         --         --         --         --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.674     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     15.811     14.674         --         --         --         --         --         --         --         --
          No. of Units     11,014      8,933         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     14.713     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     15.917     14.713         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units  2,738,108  1,542,062         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units    475,017    175,217         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     14.679     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     15.824     14.679         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units      6,603        844         --         --         --         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     14.708     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     15.903     14.708         --         --         --         --         --         --         --         --
    Ven 9 No. of Units        421         --         --         --         --         --         --         --         --         --
          No. of Units     29,029     26,795         --         --         --         --         --         --         --         --
CORE GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     15.229     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.303     15.229         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units  5,382,595  2,363,960         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units    373,692    184,057         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.203     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.235     15.203         --         --         --         --         --         --         --         --
     Ven 22, 20 No. of
                 Units    649,290    225,307         --         --         --         --         --         --         --         --
   Ven 24 No. of Units     20,466     34,391         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.183     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.181     15.183         --         --         --         --         --         --         --         --
          No. of Units     18,664     11,740         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     15.193     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.208     15.193         --         --         --         --         --         --         --         --
          No. of Units      2,815      2,291         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.168     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.141     15.168         --         --         --         --         --         --         --         --
          No. of Units     35,716     30,854         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
  Value at End of Year     16.248     12.500         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units  2,220,439    944,707         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units    345,131    198,347         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     15.173     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.154     15.173         --         --         --         --         --         --         --         --
   Venture 2006 No. of
                 Units      9,478      7,287         --         --         --         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     15.203     12.500         --         --         --         --         --         --         --         --
  Value at End of Year     16.235     15.203         --         --         --         --         --         --         --         --
    Ven 9 No. of Units      1,516        855         --         --         --         --         --         --         --         --
          No. of Units      3,501      1,352         --         --         --         --         --         --         --         --
CORE STRATEGY TRUST (FORMERLY INDEX ALLOCATION TRUST) - SERIES II SHARES (units first credited 2-13-2006)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     12.187     10.134     13.942     13.237     12.500         --         --         --         --         --
  Value at End of Year     13.514     12.187     10.134     13.942     13.237         --         --         --         --         --
  Venture No. of Units 13,423,487 11,937,906  6,586,789  4,059,033    998,348         --         --         --         --         --
     NY Venture No. of
                 Units    897,844    825,329    561,858    396,385     41,787         --         --         --         --         --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.355     10.299     14.206     13.521     12.500         --         --         --         --         --
  Value at End of Year     13.667     12.355     10.299     14.206     13.521         --         --         --         --         --
     Ven 22, 20 No. of
                 Units    547,240    597,974    583,273    391,182    258,520         --         --         --         --         --
   Ven 24 No. of Units    125,588    115,524    124,058    108,703     82,924         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     12.260     10.240     14.152     13.497     12.500         --         --         --         --         --
  Value at End of Year     13.534     12.260     10.240     14.152     13.497         --         --         --         --         --
          No. of Units      3,576     17,170     36,706     37,332      6,902         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     12.031     10.039     13.861     13.206     12.500         --         --         --         --         --
  Value at End of Year     13.295     12.031     10.039     13.861     13.206         --         --         --         --         --
          No. of Units     86,718    111,780    123,361    115,713     23,088         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.189     10.196     14.113     13.480     12.500         --         --         --         --         --
  Value at End of Year     13.435     12.189     10.196     14.113     13.480         --         --         --         --         --
          No. of Units     89,983    107,249    100,708     66,138     49,759         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     12.098     10.080     13.896     13.219     12.500         --         --         --         --         --
  Value at End of Year     13.388     12.098     10.080     13.896     13.219         --         --         --         --         --
  Venture No. of Units  4,237,017  3,625,317  1,489,443    850,317    187,147         --         --         --         --         --
     NY Venture No. of
                 Units    629,758    577,013    348,769    273,308     96,196         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     12.212     10.211     14.126     13.486     12.500         --         --         --         --         --
  Value at End of Year     13.468     12.212     10.211     14.126     13.486         --         --         --         --         --
     NY Venture No. of
                 Units    213,081    215,106    247,311    232,199     81,623         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     12.355     10.299     14.206     13.521     12.500         --         --         --         --         --
  Value at End of Year     13.667     12.355     10.299     14.206     13.521         --         --         --         --         --
    Ven 9 No. of Units     16,740     17,915     25,922      7,346      6,128         --         --         --         --         --
          No. of Units     12,732      8,020      4,639      2,522        582         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     12.500         --         --         --         --         --
  Value at End of Year         --         --         --         --     13.521         --         --         --         --         --
          No. of Units         --         --         --         --        549         --         --         --         --         --
DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 6-16-2008)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     11.479      9.146     12.500         --         --         --         --         --         --         --
  Value at End of Year     12.844     11.479      9.146         --         --         --         --         --         --         --
  Venture No. of Units  6,760,483  6,631,694  2,579,913         --         --         --         --         --         --         --
     NY Venture No. of
                 Units    215,037    214,840     92,791         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     11.435      9.134     12.500         --         --         --         --         --         --         --
  Value at End of Year     12.763     11.435      9.134         --         --         --         --         --         --         --
     Ven 22, 20 No. of
                 Units    273,524    346,555    379,600         --         --         --         --         --         --         --
   Ven 24 No. of Units     29,526     33,158     38,482         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     11.400      9.124     12.500         --         --         --         --         --         --         --
  Value at End of Year     12.698     11.400      9.124         --         --         --         --         --         --         --
          No. of Units      3,352      3,862      2,562         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     11.374      9.116     12.500         --         --         --         --         --         --         --
  Value at End of Year     12.650     11.374      9.116         --         --         --         --         --         --         --
          No. of Units         80         76     13,717         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     11.444      9.136     12.500         --         --         --         --         --         --         --
  Value at End of Year     12.779     11.444      9.136         --         --         --         --         --         --         --
  Venture No. of Units  1,471,414  1,466,009    542,247         --         --         --         --         --         --         --
     NY Venture No. of
                 Units    126,294    121,461     43,213         --         --         --         --         --         --         --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     11.382      9.119     12.500         --         --         --         --         --         --         --
  Value at End of Year     12.666     11.382      9.119         --         --         --         --         --         --         --
     NY Venture No. of
                 Units      1,879      2,050      6,428         --         --         --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     11.435      9.134     12.500         --         --         --         --         --         --         --
  Value at End of Year     12.763     11.435      9.134         --         --         --         --         --         --         --
 Ven 7, 8 No. of Units         --         --      1,679         --         --         --         --         --         --         --
    Ven 9 No. of Units        338        339        286         --         --         --         --         --         --         --
          No. of Units      7,865      7,994         --         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     11.435      9.134     12.500         --         --         --         --         --         --         --
  Value at End of Year     12.763     11.435      9.134         --         --         --         --         --         --         --
          No. of Units      6,084      6,087     17,512         --         --         --         --         --         --         --
DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-01-05)  - SERIES I SHARES  (units  first  credited  8-03-1989)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --         --     22.635     21.944     20.680     19.585
  Value at End of Year         --         --         --         --         --         --     23.179     22.635     21.944     20.680
     Ven 22, 20 No. of
                 Units         --         --         --         --         --         --  2,451,446  3,247,639  3,830,780  3,473,530
   Ven 24 No. of Units         --         --         --         --         --         --     91,613    114,522    127,432    108,613
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --         --         --     14.230     13.823     13.053     12.500
  Value at End of Year         --         --         --         --         --         --     14.543     14.230     13.823     13.053
          No. of Units         --         --         --         --         --         --     46,714     60,153     69,401     34,735
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --         --         --     15.086     14.676     13.879     13.191
  Value at End of Year         --         --         --         --         --         --     15.394     15.086     14.676     13.879
          No. of Units         --         --         --         --         --         --    325,466    410,764    473,733    222,382
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --         --     22.635     21.944     20.680     19.585
  Value at End of Year         --         --         --         --         --         --     23.179     22.635     21.944     20.680
 Ven 7, 8 No. of Units         --         --         --         --         --         --  1,528,634  1,881,095  2,349,437  2,530,816
    Ven 9 No. of Units         --         --         --         --         --         --    170,366    219,135    262,580    331,627
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --         --     22.635     21.944     20.680     19.585
  Value at End of Year         --         --         --         --         --         --     23.179     22.635     21.944     20.680
          No. of Units         --         --         --         --         --         --    578,546    659,274    729,775    792,313
DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-01-05) - SERIES II SHARES  (units  first  credited  5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --         --     13.616     13.202     12.500         --
  Value at End of Year         --         --         --         --         --         --     13.917     13.616     13.202         --
     Ven 22, 20 No. of
                 Units         --         --         --         --         --         --  4,068,445    651,047    222,116         --
   Ven 24 No. of Units         --         --         --         --         --         --    557,947    107,334     23,178         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --         --         --     13.572     13.186     12.500         --
  Value at End of Year         --         --         --         --         --         --     13.844     13.572     13.186         --
          No. of Units         --         --         --         --         --         --    129,079     25,447      2,414         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --         --         --     13.539     13.173     12.500         --
  Value at End of Year         --         --         --         --         --         --     13.789     13.539     13.173         --
          No. of Units         --         --         --         --         --         --    577,436    155,027     67,059         --
DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08)  - SERIES I SHARES  (units  first  credited  5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --      5.512      5.034      4.542      4.187      3.291      4.659      7.907
  Value at End of Year         --         --         --      5.939      5.512      5.034      4.542      4.187      3.291      4.659
     Ven 22, 20 No. of
                 Units         --         --         --  5,377,313  7,361,994  9,317,291 10,786,224 12,729,891  8,961,543  9,700,101
   Ven 24 No. of Units         --         --         --    155,157    176,230    218,119    241,167    304,799    233,914    274,486
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --      7.358      6.734      6.087      5.624      4.428      6.282     12.500
  Value at End of Year         --         --         --      7.912      7.358      6.734      6.087      5.624      4.428      6.282
          No. of Units         --         --         --     72,969    110,820    139,870    154,989    185,574     31,566      5,809

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --      5.987      5.487      4.968      4.596      3.625      5.150      8.771
  Value at End of Year         --         --         --      6.428      5.987      5.487      4.968      4.596      3.625      5.150
          No. of Units         --         --         --    419,395    461,525    571,073    684,192    783,009    338,853    307,765
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year         --         --         --      5.512      5.034      4.542      4.187      3.291      4.659      7.907
  Value at End of Year         --         --         --      5.939      5.512      5.034      4.542      4.187      3.291      4.659
 Ven 7, 8 No. of Units         --         --         --    262,947    287,852    474,502    466,885    651,221    480,994    612,926
    Ven 9 No. of Units         --         --         --     73,458     55,213    120,031    138,151    220,788    148,177    178,325
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --      5.512      5.034      4.542      4.187      3.291      4.659      7.907
  Value at End of Year         --         --         --      5.939      5.512      5.034      4.542      4.187      3.291      4.659
          No. of Units         --         --         --     56,338     56,644     38,512     42,370     80,967     32,882     25,217
DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES II SHARES  (units  first  credited  5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --     16.869     15.449     13.987     12.892     10.126     12.500         --
  Value at End of Year         --         --         --     18.160     16.869     15.449     13.987     12.892     10.126         --
     Ven 22, 20 No. of
                 Units         --         --         --    385,097    437,876    485,231    508,649    501,234     49,341         --
   Ven 24 No. of Units         --         --         --     71,449     72,413     86,993     87,810    304,799      4,320         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --     16.713     15.338     13.913     12.850     10.113     12.500         --
  Value at End of Year         --         --         --     17.956     16.713     15.338     13.913     12.850     10.113         --
          No. of Units         --         --         --     26,321     31,261     34,747     34,650     35,685        344         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --     16.597     15.254     13.858     12.819     10.103     12.500         --
  Value at End of Year         --         --         --     17.805     16.597     15.254     13.858     12.819     10.103         --
          No. of Units         --         --         --     55,639     59,088     63,000     77,582     81,895      5,544         --
EMERGING GROWTH TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-07-08) - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --     19.796     18.023     17.020     16.185     12.500         --         --
  Value at End of Year         --         --         --     20.248     19.796     18.023     17.020     16.185         --         --
     Ven 22, 20 No. of
                 Units         --         --         --    144,527    237,015    167,794     50,560     13,794         --         --
   Ven 24 No. of Units         --         --         --     15,263     23,489     22,133     12,823      8,067         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --     19.652     17.927     16.964     16.164     12.500         --         --
  Value at End of Year         --         --         --     20.061     19.652     17.927     16.964     16.164         --         --
          No. of Units         --         --         --      5,794      5,011      1,547        384        357         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --     19.544     17.856     16.922     16.148     12.500         --         --
  Value at End of Year         --         --         --     19.921     19.544     17.856     16.922     16.148         --         --
          No. of Units         --         --         --      5,422     16,202      6,102      4,719      1,834         --         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year         --         --         --     19.796     18.023     17.020     16.185     12.500         --         --
  Value at End of Year         --         --         --     20.248     19.796     18.023     17.020     16.185         --         --
 Ven 7, 8 No. of Units         --         --         --         --         --     21,272         --     16,082         --         --
    Ven 9 No. of Units         --         --         --      2,599      3,866      1,440         --         --         --         --
          No. of Units         --         --         --     10,158     17,604         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --     19.796     18.023     17.020     16.185     12.500         --         --
  Value at End of Year         --         --         --     20.248     19.796     18.023     17.020     16.185         --         --
          No. of Units         --         --         --        273        220         63        454        371         --         --
EMERGING SMALL COMPANY TRUST (MERGED INTO SMALLER COMPANY GROWTH TRUST EFF 11-16-09) - SERIES I SHARES
(units  first credited  1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --     20.992     19.704     19.512     17.020     17.129     12.431     17.807     23.226
  Value at End of Year         --         --     11.741     20.992     19.704     19.512     17.020     17.129     12.431     17.807
     Ven 22, 20 No. of
                 Units         --         --  1,534,437  2,071,453  2,902,602  3,586,277    119,016  5,238,825  5,473,386  6,129,545
   Ven 24 No. of Units         --         --     46,307     60,316     80,306     92,675      1,779    115,947    131,999    148,141

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --     10.585      9.955      9.878     16.964      8.706      6.331      9.087     12.500
  Value at End of Year         --         --      5.908     10.585      9.955      9.878     16.964      8.706      6.331      9.087
          No. of Units         --         --     33,858     44,896     49,054     54,317        454     54,907     48,853     22,330
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --      9.642      9.082      9.025     16.922      7.978      5.811      8.353     10.933
  Value at End of Year         --         --      5.374      9.642      9.082      9.025     16.922      7.978      5.811      8.353
          No. of Units         --         --     97,148    110,634    150,681    161,854      4,653    181,355    175,141    104,648
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year         --         --     20.992     19.704     19.512     17.020     17.129     12.431     17.807     23.226
  Value at End of Year         --         --     11.741     20.992     19.704     19.512     17.020     17.129     12.431     17.807
 Ven 7, 8 No. of Units         --         --    171,248    212,432    275,421    365,309     14,090    631,865    656,393    758,799
    Ven 9 No. of Units         --         --     76,850     92,518    134,706    168,757        605    247,431    276,174    359,369
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --     20.992     19.704     19.512     17.020     17.129     12.431     17.807     23.226
  Value at End of Year         --         --     11.741     20.992     19.704     19.512     17.020     17.129     12.431     17.807
          No. of Units         --         --     12,239     14,033     17,953     20,365     25,412     37,522     26,484     39,039
EMERGING SMALL COMPANY TRUST (MERGED INTO SMALLER COMPANY GROWTH TRUST EFF 11-16-09) - SERIES II SHARES
(units first credited 5-13-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --     15.988     15.036     14.922     14.431     13.147      9.559     12.500         --
  Value at End of Year         --         --      8.923     15.988     15.036     14.922     14.431     13.147      9.559         --
     Ven 22, 20 No. of
                 Units         --         --    514,977    594,096    720,952    863,633    879,078    824,615    230,726         --
   Ven 24 No. of Units         --         --    119,313    128,708    142,203    148,075    149,872    103,731     15,125         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --     15.809     14.897     14.814     14.355     13.104      9.547     12.500         --
  Value at End of Year         --         --      8.806     15.809     14.897     14.814     14.355     13.104      9.547         --
          No. of Units         --         --     36,346     39,001     40,080     54,718     53,241     43,436     12,300         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --     15.676     14.794     14.733     14.298     13.072      9.537     12.500         --
  Value at End of Year         --         --      8.718     15.676     14.794     14.733     14.298     13.072      9.537         --
          No. of Units         --         --     58,893     67,001     77,557     75,726     78,619     44,947     19,621         --
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year         --         --         --     15.036     14.922     14.431         --         --         --         --
  Value at End of Year         --         --         --     15.988     15.036     14.922         --         --         --         --
    Ven 9 No. of Units         --         --         --        234        234        234         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --     15.988     15.036     14.922     14.431         --         --         --         --
  Value at End of Year         --         --      8.923     15.988     15.036     14.922         --         --         --         --
          No. of Units         --         --        169        169        169        169         --         --         --         --
EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 11-02-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     28.785     23.220     36.772     36.086     30.745     30.000     26.500     21.400     25.026     25.057
  Value at End of Year     32.677     28.785     23.220     36.772     36.086     30.745     30.000     26.500     21.400     25.026
     Ven 22, 20 No. of
                 Units  3,673,893  4,208,229  5,075,386  6,642,910  8,598,074 10,803,082 12,499,064 14,125,438 15,938,821 17,197,487
   Ven 24 No. of Units     97,405    118,549    142,330    182,387    228,524    260,545    294,842    308,987    338,294    344,261
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.097     11.394     18.081     17.779     15.178     14.840     13.135     10.628     12.454     12.500
  Value at End of Year     15.971     14.097     11.394     18.081     17.779     15.178     14.840     13.135     10.628     12.454
          No. of Units     83,225     91,907    117,429    140,914    152,819    168,581    187,771    205,134    233,778    133,710
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.880     12.854     20.429     20.118     17.200     16.843     14.930     12.099     14.198     14.266
  Value at End of Year     17.964     15.880     12.854     20.429     20.118     17.200     16.843     14.930     12.099     14.198
          No. of Units    249,319    339,276    464,056    593,967    637,827    710,729    816,827    878,873    937,928    497,735
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year     28.785     23.220     36.772     36.086     30.745     30.000     26.500     21.400     25.026     25.057
  Value at End of Year     32.677     28.785     23.220     36.772     36.086     30.745     30.000     26.500     21.400     25.026
 Ven 7, 8 No. of Units  1,548,908  1,780,940  1,954,364  2,558,033  3,110,857  3,712,464  4,340,139  5,058,291  5,802,213  6,035,757
    Ven 9 No. of Units    641,636    695,571    816,714    993,459  1,179,680  1,386,438  1,650,433  1,864,958  2,149,865  2,608,255

Venture Prior


                             YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                           ---------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ven 3 Contracts with no Optional Riders
  Value at Start of Year      28.785    23.220    36.772    36.086    30.745    30.000    26.500    21.400    25.026    25.057
    Value at End of Year      32.677    28.785    23.220    36.772    36.086    30.745    30.000    26.500    21.400    25.026
            No. of Units      75,395    78,962    92,657   118,103   139,951   172,195   188,313   217,391   236,397   302,874
EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
  Value at Start of Year      11.000     8.863    14.044    13.772    12.500        --        --        --        --        --
    Value at End of Year      12.495    11.000     8.863    14.044    13.772        --        --        --        --        --
    Venture No. of Units     524,443   544,071   386,082   277,900   121,397        --        --        --        --        --
 NY Venture No. of Units      44,872    52,071    44,266    38,501     9,075        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year      13.839    11.179    17.758    17.458    14.907    14.574    12.896    10.429    12.500        --
    Value at End of Year      15.682    13.839    11.179    17.758    17.458    14.907    14.574    12.896    10.429        --
 Ven 22, 20 No. of Units   2,933,224 2,305,656 2,424,767 2,894,629 3,176,778 3,409,793 3,133,404 2,265,670   755,595        --
     Ven 24 No. of Units     622,046   687,417   767,687   812,147   841,497   854,852   694,773   430,625    94,077        --
Ven 22, 20 Contracts with GEM
  Value at Start of Year      13.629    11.031    17.559    17.297    14.799    14.498    12.854    10.416    12.500        --
    Value at End of Year      15.413    13.629    11.031    17.559    17.297    14.799    14.498    12.854    10.416        --
            No. of Units     181,156   168,095   179,379   235,551   278,674   245,902   197,925   138,512    39,430        --
Venture 2006 Contracts with Payment Enhancement
  Value at Start of Year      10.859     8.780    13.962    13.740    12.500        --        --        --        --        --
    Value at End of Year      12.293    10.859     8.780    13.962    13.740        --        --        --        --        --
            No. of Units      43,907    40,318    26,259    24,969     7,023        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year      13.474    10.922    17.411    17.177    14.718    14.440    12.823    10.406    12.500        --
    Value at End of Year      15.215    13.474    10.922    17.411    17.177    14.718    14.440    12.823    10.406        --
            No. of Units     320,547   381,849   409,747   524,235   572,491   588,478   543,232   422,296   208,253        --
Venture 2006 Contracts with Annual Step Death Benefit
  Value at Start of Year      10.919     8.816    13.997    13.754    12.500        --        --        --        --        --
    Value at End of Year      12.379    10.919     8.816    13.997    13.754        --        --        --        --        --
    Venture No. of Units     265,806   264,077   191,302   141,008    53,618        --        --        --        --        --
 NY Venture No. of Units      46,382    36,476    14,024    11,020     5,618        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
  Value at Start of Year      13.526    10.958    17.461    17.217    12.500        --        --        --        --        --
    Value at End of Year      15.281    13.526    10.958    17.461    17.217        --        --        --        --        --
 NY Venture No. of Units      13,912    14,298    12,580    14,806        --        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year      17.758        --        --    17.458    14.907    14.574        --        --        --        --
    Value at End of Year      18.887        --        --    17.758    17.458    14.907        --        --        --        --
      Ven 9 No. of Units      11,090        --        --       544       544       544        --        --        --        --
            No. of Units      80,786        --        --        --        --        --        --        --        --        --
Ven 3 Contracts with no Optional Riders
  Value at Start of Year      12.500        --        --        --        --        --        --        --        --        --
    Value at End of Year      18.887        --        --        --        --        --        --        --        --        --
            No. of Units       8,632        --        --        --        --        --        --        --        --        --
FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts  with no Optional Benefits
  Value at Start of Year      12.295     8.817    16.156    17.584    14.483    13.379    12.292     9.332    11.524    12.500
    Value at End of Year      13.609    12.295     8.817    16.156    17.584    14.483    13.379    12.292     9.332    11.524
 Ven 22, 20 No. of Units     538,771   658,764   747,308   783,943 1,119,991 1,004,231 1,111,707 1,269,986 1,255,734   799,900
     Ven 24 No. of Units      11,381    13,435    13,452    18,283    51,722    30,285    30,060    32,452    29,105    20,462
Ven 22, 20 Contracts with GEM
  Value at Start of Year      12.083     8.683    15.942    17.386    14.348    13.281    12.226     9.300    11.509    12.500
    Value at End of Year      13.348    12.083     8.683    15.942    17.386    14.348    13.281    12.226     9.300    11.509
            No. of Units      17,555    19,758    24,056    26,767    34,203    46,935    44,311    55,658    59,621    35,321
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year      11.927     8.583    15.783    17.239    14.248    13.208    12.177     9.277    11.497    12.500
    Value at End of Year      13.156    11.927     8.583    15.783    17.239    14.248    13.208    12.177     9.277    11.497
            No. of Units      30,832    38,611    43,268    69,285    93,301    96,858   109,141   129,017   129,019    48,896

Venture Prior


                              YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED      ENDED       ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                            12/31/10   12/31/09   12/31/08   12/31/07  12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01
                           ---------- ---------- ---------- ---------- -------- -------- -------- -------- -------- --------
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year       12.295      8.817     16.156     17.584   14.483   13.379   12.292    9.332   11.524   12.500
    Value at End of Year       13.609     12.295      8.817     16.156   17.584   14.483   13.379   12.292    9.332   11.524
   Ven 7, 8 No. of Units       36,784     42,257     43,795     61,154  107,879   74,034   72,407   74,945   54,119   49,914
      Ven 9 No. of Units       19,540     21,991     14,569     26,597   51,897   31,505   51,852   67,850   54,479   66,421
Ven 3 Contracts with no Optional Riders
  Value at Start of Year       12.295      8.817     16.156     17.584   14.483   13.379   12.292    9.332   11.524   12.500
    Value at End of Year       13.609     12.295      8.817     16.156   17.584   14.483   13.379   12.292    9.332   11.524
            No. of Units        3,728      3,757      2,743      2,259    5,780    3,618    4,497    2,538    1,030    2,486
FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
  Value at Start of Year       10.098      7.246     13.268     14.421   12.500       --       --       --       --       --
    Value at End of Year       11.181     10.098      7.246     13.268   14.421       --       --       --       --       --
    Venture No. of Units      102,913     99,359     88,193     68,733   27,178       --       --       --       --       --
 NY Venture No. of Units       17,738     18,836      6,973      7,731    3,941       --       --       --       --       --
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year       13.315      9.578     17.582     19.159   15.825   14.638   13.485   10.251   12.500       --
    Value at End of Year       14.706     13.315      9.578     17.582   19.159   15.825   14.638   13.485   10.251       --
 Ven 22, 20 No. of Units      463,837    567,992    625,344    543,766  590,069  550,055  560,302  458,935  140,405       --
     Ven 24 No. of Units       92,831    103,144     90,301     97,962  101,990  101,634  101,308   68,399    5,638       --
Ven 22, 20 Contracts with GEM
  Value at Start of Year       13.113      9.451     17.385     18.982   15.710   14.561   13.441   10.238   12.500       --
    Value at End of Year       14.453     13.113      9.451     17.385   18.982   15.710   14.561   13.441   10.238       --
            No. of Units       21,033     24,314     25,537     27,135   33,702   33,773   33,704   31,261    2,971       --
Venture 2006 Contracts  with Payment Enhancement
  Value at Start of Year        9.969      7.178     13.190     14.388   12.500       --       --       --       --       --
    Value at End of Year       10.999      9.969      7.178     13.190   14.388       --       --       --       --       --
            No. of Units       20,726     24,279     11,523     11,520    7,082       --       --       --       --       --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year       12.963      9.357     17.238     18.850   15.625   14.503   13.408   10.228   12.500       --
    Value at End of Year       14.267     12.963      9.357     17.238   18.850   15.625   14.503   13.408   10.228       --
            No. of Units       70,067     76,496     49,630     60,614   68,673   62,037   69,672   56,204   28,212       --
Venture 2006 Contracts with Annual Step Death Benefit
  Value at Start of Year       10.024      7.207     13.223     14.402   12.500       --       --       --       --       --
    Value at End of Year       11.077     10.024      7.207     13.223   14.402       --       --       --       --       --
    Venture No. of Units       79,742     86,305     58,336     46,458   20,886       --       --       --       --       --
 NY Venture No. of Units        5,122      8,257      5,288      2,896      741       --       --       --       --       --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
  Value at Start of Year       13.013      9.389     17.287     18.894   12.500       --       --       --       --       --
    Value at End of Year       14.329     13.013      9.389     17.287   18.894       --       --       --       --       --
 NY Venture No. of Units        4,315      2,836      2,999      2,636    1,101       --       --       --       --       --
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year           --         --         --         --   15.825       --       --       --       --       --
    Value at End of Year           --         --         --         --   19.159       --       --       --       --       --
            No. of Units           --         --         --         --       78       --       --       --       --       --
FRANKLIN TEMPLETON FOUNDING  ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
  Value at Start of Year        9.921      7.653     12.013     12.500       --       --       --       --       --       --
    Value at End of Year       10.831      9.921      7.653     12.013       --       --       --       --       --       --
    Venture No. of Units   28,523,667 30,659,095 31,082,612 17,047,722       --       --       --       --       --       --
 NY Venture No. of Units    1,475,970  1,633,437  1,568,153  1,077,236       --       --       --       --       --       --
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year        9.854      7.621     11.993     12.500       --       --       --       --       --       --
    Value at End of Year       10.732      9.854      7.621     11.993       --       --       --       --       --       --
 Ven 22, 20 No. of Units    1,355,049  1,746,602  2,664,610  1,581,970       --       --       --       --       --       --
     Ven 24 No. of Units       73,967     74,758     76,354    115,571       --       --       --       --       --       --
Ven 22, 20 Contracts with GEM
  Value at Start of Year        9.802      7.596     11.977     12.500       --       --       --       --       --       --
    Value at End of Year       10.653      9.802      7.596     11.977       --       --       --       --       --       --
            No. of Units       38,725     41,535     84,807     81,387       --       --       --       --       --       --

Venture Prior


                              YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/10   12/31/09   12/31/08   12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                           ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Venture 2006 Contracts with Payment Enhancement
  Value at Start of Year        9.828      7.609     11.985     12.500        --        --        --        --        --        --
    Value at End of Year       10.693      9.828      7.609     11.985        --        --        --        --        --        --
            No. of Units      473,271    499,631    533,403    513,377        --        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year        9.763      7.577     11.965     12.500        --        --        --        --        --        --
    Value at End of Year       10.595      9.763      7.577     11.965        --        --        --        --        --        --
            No. of Units      119,925    149,160    212,611    214,748        --        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit
  Value at Start of Year        9.868      7.628     11.997     12.500        --        --        --        --        --        --
    Value at End of Year       10.752      9.868      7.628     11.997        --        --        --        --        --        --
    Venture No. of Units   10,809,436 11,562,496 11,927,266  6,802,677        --        --        --        --        --        --
 NY Venture No. of Units    1,090,208  1,117,920  1,068,086    428,009        --        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
  Value at Start of Year        9.776      7.583     11.969     12.500        --        --        --        --        --        --
    Value at End of Year       10.614      9.776      7.583     11.969        --        --        --        --        --        --
 NY Venture No. of Units      308,454    329,346    340,873    350,415        --        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year        9.854      7.621     11.993     12.500        --        --        --        --        --        --
    Value at End of Year       10.732      9.854      7.621     11.993        --        --        --        --        --        --
      Ven 9 No. of Units       21,240     25,017     26,501     10,029        --        --        --        --        --        --
            No. of Units       34,758     42,260     45,110     31,727        --        --        --        --        --        --
Ven 3 Contracts with no Optional Riders
  Value at Start of Year        9.854      7.621     12.500         --        --        --        --        --        --        --
    Value at End of Year       10.732      9.854      7.621         --        --        --        --        --        --        --
            No. of Units        3,758      4,389      4,394         --        --        --        --        --        --        --
FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited  4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year       13.102     10.082     16.851     16.426    14.546    13.552    12.293     9.602    11.620    12.500
    Value at End of Year       14.612     13.102     10.082     16.851    16.426    14.546    13.552    12.293     9.602    11.620
 Ven 22, 20 No. of Units   10,742,448 12,488,940 14,791,428  3,677,218 4,456,709 4,956,132 5,195,638 5,016,819 4,944,472 3,238,959
     Ven 24 No. of Units      353,600    400,042    451,527     65,367    76,960    78,469    73,404    75,103    69,672    29,957
Ven 22, 20 Contracts with GEM
  Value at Start of Year       12.876      9.929     16.628     16.241    14.411    13.453    12.228     9.570    11.605    12.500
    Value at End of Year       14.332     12.876      9.929     16.628    16.241    14.411    13.453    12.228     9.570    11.605
            No. of Units      133,550    143,761    198,225     89,701   104,332   123,793   129,106        --        --        --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year        8.485      6.552     16.462     16.104    14.310    13.379    12.179     9.546    11.593    12.500
    Value at End of Year        9.430      8.485      6.552     16.462    16.104    14.310    13.379    12.179     9.546    11.593
            No. of Units      343,771    441,193    669,225    348,295   390,175   473,551   520,972   531,469   559,715   209,656
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year       13.102     10.082     16.851     16.426    14.546    13.552    12.293     9.602    11.620    12.500
    Value at End of Year       14.612     13.102     10.082     16.851    16.426    14.546    13.552    12.293     9.602    11.620
   Ven 7, 8 No. of Units    4,552,249  5,285,444  6,189,824    397,266   423,624   493,187   529,708   511,341   416,445   260,833
      Ven 9 No. of Units    1,269,000  1,436,232  1,736,112     68,627    79,006    90,805   110,276    91,136    75,283    51,189
Ven 3 Contracts with no Optional Riders
  Value at Start of Year       13.102     10.082     16.851     16.426    14.546    13.552    12.293     9.602    11.620    12.500
    Value at End of Year       14.612     13.102     10.082     16.851    16.426    14.546    13.552    12.293     9.602    11.620
            No. of Units      293,005    381,304    420,819     23,018    29,918    29,027    24,546    29,227    21,355       809
FUNDAMENTAL  VALUE TRUST - SERIES II SHARES (units  first  credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
  Value at Start of Year       10.899      8.379     14.000     13.635    12.500        --        --        --        --        --
    Value at End of Year       12.162     10.899      8.379     14.000    13.635        --        --        --        --        --
    Venture No. of Units    1,636,316  1,778,958  1,811,029  1,694,582   874,971        --        --        --        --        --
 NY Venture No. of Units       91,931    100,612    105,403    106,112    22,139        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year       14.219     10.958     18.357     17.923    15.909    14.842    13.506    10.570    12.500        --
    Value at End of Year       15.827     14.219     10.958     18.357    17.923    15.909    14.842    13.506    10.570        --
 Ven 22, 20 No. of Units    3,181,730  3,595,979  3,700,695  3,114,177 3,280,406 2,868,900 2,054,168 1,347,482   419,804        --
     Ven 24 No. of Units      723,860    803,405    756,057    588,265   622,613   531,230   437,675   282,797    87,372        --

Venture Prior


                             YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                            ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/10 12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                           -------- -------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
  Value at Start of Year     14.003   10.813    18.151    17.757    15.794    14.764    13.462    10.557    12.500        --
    Value at End of Year     15.556   14.003    10.813    18.151    17.757    15.794    14.764    13.462    10.557        --
            No. of Units    170,213  191,833   224,359   199,176   196,807   172,364   117,730        --        --        --
Venture 2006 Contracts with Payment Enhancement
  Value at Start of Year     10.760    8.301    13.919    13.603    12.500        --        --        --        --        --
    Value at End of Year     11.965   10.760     8.301    13.919    13.603        --        --        --        --        --
            No. of Units     47,947   62,930    68,430    55,943     3,990        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year     13.844   10.706    17.998    17.635    15.708    14.705    13.429    10.547    12.500        --
    Value at End of Year     15.356   13.844    10.706    17.998    17.635    15.708    14.705    13.429    10.547        --
            No. of Units    416,687  481,979   586,057   406,769   443,412   429,488   385,620   222,592    99,581        --
Venture 2006 Contracts with Annual Step Death Benefit
  Value at Start of Year     10.819    8.334    13.954    13.617    12.500        --        --        --        --        --
    Value at End of Year     12.049   10.819     8.334    13.954    13.617        --        --        --        --        --
    Venture No. of Units    762,183  803,856   776,836   694,706   391,049        --        --        --        --        --
 NY Venture No. of Units    111,484  122,986   127,139   117,272    66,916        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
  Value at Start of Year     13.897   10.742    18.049    17.675    12.500        --        --        --        --        --
    Value at End of Year     15.422   13.897    10.742    18.049    17.675        --        --        --        --        --
 NY Venture No. of Units     45,260   47,006    53,698    51,413     4,879        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year     14.219   10.958    17.923        --    15.909        --        --        --        --        --
    Value at End of Year     15.827   14.219    10.958        --    17.923        --        --        --        --        --
      Ven 9 No. of Units        208      214       220        --        --        --        --        --        --        --
            No. of Units         --       --        --        --        78        --        --        --        --        --
Ven 3 Contracts with no Optional Riders
  Value at Start of Year     14.219   10.958    18.357    17.923    15.909    14.842        --        --        --        --
    Value at End of Year     15.827   14.219    10.958    18.357    17.923    15.909        --        --        --        --
            No. of Units        232      233       233       233       234       234        --        --        --        --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF  11-16-09) -
  SERIES I SHARES (units first credited  5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year         --       --    13.058    12.597    11.254    10.746     9.667     7.754    10.240    11.990
    Value at End of Year         --       --     8.461    13.058    12.597    11.254    10.746     9.667     7.754    10.240
 Ven 22, 20 No. of Units         --       -- 1,238,519 1,840,616 2,489,104 2,648,217 2,637,119 2,533,934 3,184,540 3,545,932
     Ven 24 No. of Units         --       --    44,662    48,968    65,814    71,315    75,953    83,497    77,559    93,268
Ven 22, 20 Contracts with GEM
  Value at Start of Year         --       --    13.029    12.594    11.274    10.787     9.723     7.815    10.341    12.500
    Value at End of Year         --       --     8.425    13.029    12.594    11.274    10.787     9.723     7.815    10.341
            No. of Units         --       --    24,012    30,308    35,442    36,981    45,603    45,068    49,734    27,818
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year         --       --    12.953    12.539    11.242    10.772     9.724     7.827    10.373    12.189
    Value at End of Year         --       --     8.363    12.953    12.539    11.242    10.772     9.724     7.827    10.373
            No. of Units         --       --    40,995    50,612    63,223    57,018    65,800    69,067    64,138    49,776
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year         --       --    13.058    12.597    11.254    10.746     9.667     7.754    10.240    11.990
    Value at End of Year         --       --     8.461    13.058    12.597    11.254    10.746     9.667     7.754    10.240
   Ven 7, 8 No. of Units         --       --    95,548   101,871   119,395   135,911   124,364    75,274    84,162    72,009
      Ven 9 No. of Units         --       --    31,117    45,525    55,511    86,572    91,321   197,091   112,271    94,933
Ven 3 Contracts with no Optional Riders
  Value at Start of Year         --       --    13.058    12.597    11.254    10.746     9.667     7.754    10.240    11.990
    Value at End of Year         --       --     8.461    13.058    12.597    11.254    10.746     9.667     7.754    10.240
            No. of Units         --       --       992     1,361     1,877     1,878     6,009     5,158     2,734     5,819
GLOBAL  ALLOCATION TRUST  (FORMERLY TACTICAL  ALLOCATION TRUST)  (MERGED INTO LIFESTYLE  BALANCED TRUST EFF 11-16-09)
  - SERIES II SHARES (units first credited 5-13-2002) Venture 2006
Contracts with no Optional Benefits
  Value at Start of Year         --       --    13.805    13.317    12.500        --        --        --        --        --
    Value at End of Year         --       --     8.953    13.805    13.317        --        --        --        --        --
    Venture No. of Units         --       -- 1,311,728 1,356,944   640,756        --        --        --        --        --
 NY Venture No. of Units         --       --    59,363    69,351    15,679        --        --        --        --        --

Venture Prior


                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year          --        --    16.964    16.405    14.686    14.058    12.670    10.159    12.500        --
    Value at End of Year          --        --    10.974    16.964    16.405    14.686    14.058    12.670    10.159        --
 Ven 22, 20 No. of Units          --        -- 1,513,106 1,635,289 1,645,204 1,361,652   573,222   231,726    25,179        --
     Ven 24 No. of Units          --        --   186,739   211,829   251,316   133,595    56,574    16,384     2,183        --
Ven 22, 20 Contracts with GEM
  Value at Start of Year          --        --    16.774    16.254    14.579    13.984    12.628    10.146    12.500        --
    Value at End of Year          --        --    10.829    16.774    16.254    14.579    13.984    12.628    10.146        --
            No. of Units          --        --    43,899    46,968    49,962    53,296    30,366     6,037     1,458        --
Venture 2006 Contracts with Payment Enhancement
  Value at Start of Year          --        --    13.724    13.286    12.500        --        --        --        --        --
    Value at End of Year          --        --     8.869    13.724    13.286        --        --        --        --        --
            No. of Units          --        --    40,306    39,058     2,739        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year          --        --    16.632    16.141    14.500    13.929    12.597    10.137    12.500        --
    Value at End of Year          --        --    10.722    16.632    16.141    14.500    13.929    12.597    10.137        --
            No. of Units          --        --   127,108   138,712   139,185   117,941    90,608    20,881    11,718        --
Venture 2006 Contracts with Annual Step Death Benefit
  Value at Start of Year          --        --    13.759    13.299    12.500        --        --        --        --        --
    Value at End of Year          --        --     8.905    13.759    13.299        --        --        --        --        --
    Venture No. of Units          --        --   448,702   421,113   256,001        --        --        --        --        --
 NY Venture No. of Units          --        --    86,536    86,720    49,765        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
  Value at Start of Year          --        --    16.679    16.179    12.500        --        --        --        --        --
    Value at End of Year          --        --    10.757    16.679    16.179        --        --        --        --        --
 NY Venture No. of Units          --        --    27,610    26,699     3,942        --        --        --        --        --
GLOBAL BOND TRUST - SERIES I SHARES (units first credited  3-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year      31.692    27.852    29.570    27.354    26.351    28.591    26.301    23.114    19.513    19.686
    Value at End of Year      34.472    31.692    27.852    29.570    27.354    26.351    28.591    26.301    23.114    19.513
 Ven 22, 20 No. of Units     743,101   869,465 1,069,669 1,285,665 1,411,185 1,769,002 2,031,568 2,317,481 2,458,560 1,519,001
     Ven 24 No. of Units      14,118    16,871    22,702    20,562    27,268    31,085    35,451    38,099    49,164    27,425
Ven 22, 20 Contracts with GEM
  Value at Start of Year      19.931    17.551    18.671    17.307    16.705    18.162    16.740    14.741    12.469    12.500
    Value at End of Year      21.635    19.931    17.551    18.671    17.307    16.705    18.162    16.740    14.741    12.469
            No. of Units      17,438    16,040    12,949    21,140    21,317    13,319    13,675    14,044     9,109     1,407
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year      20.079    17.708    18.867    17.514    16.931    18.435    17.018    15.007    12.714    12.872
    Value at End of Year      21.764    20.079    17.708    18.867    17.514    16.931    18.435    17.018    15.007    12.714
            No. of Units      50,527    64,349    94,240    92,299    99,913   102,238    94,079    92,810   116,859    32,769
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year      31.692    27.852    29.570    27.354    26.351    28.591    26.301    23.114    19.513    19.686
    Value at End of Year      34.472    31.692    27.852    29.570    27.354    26.351    28.591    26.301    23.114    19.513
   Ven 7, 8 No. of Units     458,018   539,250   621,666   697,641   817,594 1,020,803 1,199,088 1,423,804 1,691,185 1,797,052
      Ven 9 No. of Units      62,005    69,200    83,960    96,827   118,108   136,559   151,168   188,785   260,796   198,513
Ven 3 Contracts with no Optional Riders
  Value at Start of Year      31.692    27.852    29.570    27.354    26.351    28.591    26.301    23.114    19.513    19.686
    Value at End of Year      34.472    31.692    27.852    29.570    27.354    26.351    28.591    26.301    23.114    19.513
            No. of Units      42,024    50,922    54,276    66,537    82,086   113,908   116,008   128,081   142,880   142,190
GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
  Value at Start of Year      14.711    12.924    13.713    12.687    12.500        --        --        --        --        --
    Value at End of Year      16.015    14.711    12.924    13.713    12.687        --        --        --        --        --
    Venture No. of Units   1,052,646 1,080,872   830,653 1,080,682   547,568        --        --        --        --        --
 NY Venture No. of Units      75,572    76,816    62,549    66,427    14,348        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year      19.378    17.068    18.155    16.838    16.251    17.654    16.266    14.323    12.500        --
    Value at End of Year      21.044    19.378    17.068    18.155    16.838    16.251    17.654    16.266    14.323        --
 Ven 22, 20 No. of Units   1,222,907 1,321,848 1,317,815 1,694,734 1,825,220 1,550,136 1,085,071   594,712   154,273        --
     Ven 24 No. of Units     183,261   200,145   200,872   253,980   257,709   191,875   142,486   102,131    17,778        --

Venture Prior



                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
  Value at Start of Year      19.085    16.842    17.951    16.683    16.133    17.561    16.213    14.304    12.500        --
    Value at End of Year      20.683    19.085    16.842    17.951    16.683    16.133    17.561    16.213    14.304        --
            No. of Units      61,856    52,001    59,372    55,460    62,723    69,752    57,003    30,884     7,537        --
Venture 2006 Contracts with Payment Enhancement
  Value at Start of Year      14.523    12.804    13.633    12.657    12.500        --        --        --        --        --
    Value at End of Year      15.755    14.523    12.804    13.633    12.657        --        --        --        --        --
            No. of Units      23,981    35,982    36,354    35,427     3,668        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year      18.867    16.676    17.800    16.567    16.046    17.492    16.173    14.291    12.500        --
    Value at End of Year      20.417    18.867    16.676    17.800    16.567    16.046    17.492    16.173    14.291        --
            No. of Units     153,923   168,169   224,050   213,457   224,426   210,680   177,235   126,576    73,987        --
Venture 2006 Contracts with Annual Step Death Benefit
  Value at Start of Year      14.603    12.856    13.667    12.670    12.500        --        --        --        --        --
    Value at End of Year      15.866    14.603    12.856    13.667    12.670        --        --        --        --        --
    Venture No. of Units     343,009   363,375   301,546   384,087   227,474        --        --        --        --        --
 NY Venture No. of Units      77,522    72,042    58,757    86,269    41,620        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
  Value at Start of Year      18.939    16.731    17.850    16.606    12.500        --        --        --        --        --
    Value at End of Year      20.505    18.939    16.731    17.850    16.606        --        --        --        --        --
 NY Venture No. of Units      56,875    59,819    69,606    32,387     3,333        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year      19.378    17.068    18.155    16.838    16.251    17.654        --        --        --        --
    Value at End of Year      21.044    19.378    17.068    18.155    16.838    16.251        --        --        --        --
      Ven 9 No. of Units       1,047     1,100     1,150     1,219     1,271     1,324        --        --        --        --
            No. of Units      17,215    17,215    17,216    17,217    17,218        --        --        --        --        --
Ven 3 Contracts with no Optional Riders
  Value at Start of Year      19.378    17.068    18.155    16.838    16.251    17.654        --        --        --        --
    Value at End of Year      21.044    19.378    17.068    18.155    16.838    16.251        --        --        --        --
            No. of Units         286       286       286       287       287       288        --        --        --        --
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 3-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year      25.570    19.739    33.114    33.140    27.930    25.580    22.606    17.986    22.549    27.254
    Value at End of Year      27.171    25.570    19.739    33.114    33.140    27.930    25.580    22.606    17.986    22.549
 Ven 22, 20 No. of Units   1,362,523 1,542,443 1,834,814 2,348,892 3,061,952 3,751,710 4,485,840 5,323,468 6,384,424 7,778,987
     Ven 24 No. of Units      25,193    25,884    28,513    35,965    45,710    51,530    54,725    64,511    76,424    84,032
Ven 22, 20 Contracts with GEM
  Value at Start of Year      11.743     9.083    15.269    15.312    12.931    11.866    10.508     8.377    10.523    12.500
    Value at End of Year      12.454    11.743     9.083    15.269    15.312    12.931    11.866    10.508     8.377    10.523
            No. of Units      45,739    46,193    49,428    50,079    26,864    16,292    33,259    32,345    36,248    18,272
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year      12.322     9.545    16.069    16.139    13.649    12.544    11.125     8.882    11.175    13.554
    Value at End of Year      13.048    12.322     9.545    16.069    16.139    13.649    12.544    11.125     8.882    11.175
            No. of Units      30,888    46,699    69,518    89,238   106,382   118,238   131,827   133,988   153,605    80,490
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year      25.570    19.739    33.114    33.140    27.930    25.580    22.606    17.986    22.549    27.254
    Value at End of Year      27.171    25.570    19.739    33.114    33.140    27.930    25.580    22.606    17.986    22.549
   Ven 7, 8 No. of Units   1,628,671 1,858,327 2,146,210 2,595,108 3,053,885 3,623,470 4,210,273 5,051,786 6,233,457 7,508,544
      Ven 9 No. of Units     301,393   331,585   382,528   453,972   561,268   654,283   887,563 1,005,033 1,198,999 1,463,631
Ven 3 Contracts with no Optional Riders
  Value at Start of Year      25.570    19.739    33.114    33.140    27.930    25.580    22.606    17.986    22.549    27.254
    Value at End of Year      27.171    25.570    19.739    33.114    33.140    27.930    25.580    22.606    17.986    22.549
            No. of Units     103,079   136,621   168,667   185,999   210,759   259,931   294,194   339,861   386,600   488,110
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year      14.500    11.216    18.845    18.906    15.963    14.650    12.971    10.339    12.500        --
    Value at End of Year      15.378    14.500    11.216    18.845    18.906    15.963    14.650    12.971    10.339        --
 Ven 22, 20 No. of Units     278,901   310,873   319,847   349,718   418,579   391,497   319,704   276,345   124,634        --
     Ven 24 No. of Units     111,766   116,752   128,857   137,258   131,161   129,923    84,399    36,341     6,453        --

Venture Prior


                             YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                            ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/10 12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                           -------- -------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
  Value at Start of Year     14.280   11.068    18.634    18.731    15.848    14.573    12.929    10.326    12.500        --
    Value at End of Year     15.115   14.280    11.068    18.634    18.731    15.848    14.573    12.929    10.326        --
            No. of Units     19,654   17,244    18,573    21,670    26,659    20,840    15,321    10,443     4,027        --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year     14.117   10.958    18.477    18.602    15.762    14.515    12.897    10.316    12.500        --
    Value at End of Year     14.920   14.117    10.958    18.477    18.602    15.762    14.515    12.897    10.316        --
            No. of Units     28,031   33,352    37,504    42,856    45,776    38,051    28,189    23,117    15,985        --
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year     14.500   11.216    18.845    18.906    15.963        --        --        --        --        --
    Value at End of Year     15.378   14.500    11.216    18.845    18.906        --        --        --        --        --
      Ven 9 No. of Units        236      243       249       256       263        --        --        --        --        --
GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES
  (units first credited 8-04-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year         --       --        --        --        --        --    13.929    12.500        --        --
    Value at End of Year         --       --        --        --        --        --    13.983    13.929        --        --
 Ven 22, 20 No. of Units         --       --        --        --        --        --     5,641     6,320        --        --
     Ven 24 No. of Units         --       --        --        --        --        --       932        --        --        --
Ven 22, 20 Contracts with GEM
  Value at Start of Year         --       --        --        --        --        --    13.918    12.500        --        --
    Value at End of Year         --       --        --        --        --        --    13.944    13.918        --        --
            No. of Units         --       --        --        --        --        --        --       876        --        --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year         --       --        --        --        --        --    13.910    13.389        --        --
    Value at End of Year         --       --        --        --        --        --    13.914    13.910        --        --
            No. of Units         --       --        --        --        --        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year         --       --        --        --        --        --    13.929    12.500        --        --
    Value at End of Year         --       --        --        --        --        --    13.983    13.929        --        --
      Ven 9 No. of Units         --       --        --        --        --        --        82        --        --        --
Ven 3 Contracts with no Optional Riders
  Value at Start of Year         --       --        --        --        --        --    13.929    12.500        --        --
    Value at End of Year         --       --        --        --        --        --    13.983    13.929        --        --
            No. of Units         --       --        --        --        --        --        --        --        --        --
HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year     18.189   13.994    20.246    17.449    16.327    14.698    12.927     9.624    13.413    12.500
    Value at End of Year     20.752   18.189    13.994    20.246    17.449    16.327    14.698    12.927     9.624    13.413
 Ven 22, 20 No. of Units    816,174  923,736 1,155,579 1,511,682 1,656,069 2,035,325 2,232,141 2,237,109 1,881,548 1,547,290
     Ven 24 No. of Units     19,428   31,166    25,412    53,908    46,881    46,557    54,947    57,651    59,439    40,823
Ven 22, 20 Contracts with GEM
  Value at Start of Year     17.876   13.781    19.977    17.252    16.175    14.591    12.858     9.591    13.395    12.500
    Value at End of Year     20.355   17.876    13.781    19.977    17.252    16.175    14.591    12.858     9.591    13.395
            No. of Units     34,132   37,381    48,517    63,365    82,986    81,965    83,245    96,900    92,595    38,218
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year     17.645   13.623    19.778    17.106    16.062    14.510    12.807     9.567    13.382    12.500
    Value at End of Year     20.061   17.645    13.623    19.778    17.106    16.062    14.510    12.807     9.567    13.382
            No. of Units     64,919   78,239    90,615   108,392   132,969   153,048   195,136   203,143   195,515    78,979
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year     18.189   13.994    20.246    17.449    16.327    14.698    12.927     9.624    13.413    12.500
    Value at End of Year     20.752   18.189    13.994    20.246    17.449    16.327    14.698    12.927     9.624    13.413
   Ven 7, 8 No. of Units     95,540  117,567   124,754   128,060   141,728   181,895   233,957   205,343   132,889   112,770
      Ven 9 No. of Units     12,599   21,589    22,206    42,101    48,468    39,136    41,759    54,245    35,305    45,401
Ven 3 Contracts with no Optional Riders
  Value at Start of Year     18.189   13.994    20.246    17.449    16.327    14.698    12.927     9.624    13.413    12.500
    Value at End of Year     20.752   18.189    13.994    20.246    17.449    16.327    14.698    12.927     9.624    13.413
            No. of Units     15,511   15,512    15,593    18,177    18,820    19,916    21,721    12,217     6,381     4,660

Venture Prior


                          YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                         ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                        12/31/10 12/31/09 12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01
                        -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year   13.983   10.752   15.551   13.395   12.500       --       --       --       --       --
   Value at End of Year   15.961   13.983   10.752   15.551   13.395       --       --       --       --       --
   Venture No. of Units   82,392   77,590   76,638   58,456   21,519       --       --       --       --       --
NY Venture No. of Units    7,738    7,743    4,749    3,321    4,808       --       --       --       --       --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year   19.813   15.273   22.146   19.124   17.928   16.171   14.255   10.636   12.500       --
   Value at End of Year   22.560   19.813   15.273   22.146   19.124   17.928   16.171   14.255   10.636       --
Ven 22, 20 No. of Units  571,072  598,377  650,397  756,740  894,413  937,529  997,397  717,698  167,483       --
    Ven 24 No. of Units  124,202  127,971  145,199  164,396  166,848  155,541  154,419   81,653    8,334       --
Ven 22, 20 Contracts with GEM
 Value at Start of Year   19.513   15.072   21.898   18.947   17.798   16.086   14.208   10.623   12.500       --
   Value at End of Year   22.173   19.513   15.072   21.898   18.947   17.798   16.086   14.208   10.623       --
           No. of Units   35,686   40,576   44,139   44,177   59,787   65,358   60,559   65,780   12,026       --
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year   13.804   10.652   15.460   13.364   12.500       --       --       --       --       --
   Value at End of Year   15.702   13.804   10.652   15.460   13.364       --       --       --       --       --
           No. of Units   14,967   16,845   17,053   10,930    2,854       --       --       --       --       --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year   19.290   14.922   21.713   18.816   17.702   16.022   14.174   10.612   12.500       --
   Value at End of Year   21.888   19.290   14.922   21.713   18.816   17.702   16.022   14.174   10.612       --
           No. of Units   49,312   54,601   66,451   81,693   84,331   86,059   93,780   65,279   33,548       --
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year   13.880   10.694   15.499   13.377   12.500       --       --       --       --       --
   Value at End of Year   15.812   13.880   10.694   15.499   13.377       --       --       --       --       --
   Venture No. of Units  106,979   70,283   57,927   44,058   22,924       --       --       --       --       --
NY Venture No. of Units    8,152    8,010    4,549    3,448      166       --       --       --       --       --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
 Value at Start of Year   19.364   14.972   21.774   18.860   12.500       --       --       --       --       --
   Value at End of Year   21.982   19.364   14.972   21.774   18.860       --       --       --       --       --
NY Venture No. of Units    5,527    5,500    4,056    5,233    1,006       --       --       --       --       --
HIGH INCOME TRUST (MERGED INTO HIGH YIELD TRUST EFF 5-02-11) - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year   11.602    6.444   11.555   12.500       --       --       --       --       --       --
   Value at End of Year   12.763   11.602    6.444   11.555       --       --       --       --       --       --
   Venture No. of Units   73,206   69,908   12,588    4,180       --       --       --       --       --       --
NY Venture No. of Units    3,949    2,440    1,771      765       --       --       --       --       --       --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year   11.525    6.418   11.536   12.500       --       --       --       --       --       --
   Value at End of Year   12.647   11.525    6.418   11.536       --       --       --       --       --       --
Ven 22, 20 No. of Units  220,867  379,374   28,486   10,699       --       --       --       --       --       --
    Ven 24 No. of Units   36,933   25,774    3,486    5,340       --       --       --       --       --       --
Ven 22, 20 Contracts with GEM
 Value at Start of Year   11.464    6.396   12.500       --       --       --       --       --       --       --
   Value at End of Year   12.554   11.464    6.396       --       --       --       --       --       --       --
           No. of Units    5,478    7,608    2,097       --       --       --       --       --       --       --
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year   11.494    6.407   11.528   12.500       --       --       --       --       --       --
   Value at End of Year   12.600   11.494    6.407   11.528       --       --       --       --       --       --
           No. of Units    7,066    7,837      849      104       --       --       --       --       --       --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year   11.418   11.509       --   12.500       --       --       --       --       --       --
   Value at End of Year   12.485   11.418       --   11.509       --       --       --       --       --       --
           No. of Units   14,472   19,538       --   12,043       --       --       --       --       --       --
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year   11.540    6.423   11.540   12.500       --       --       --       --       --       --
   Value at End of Year   12.670   11.540    6.423   11.540       --       --       --       --       --       --
   Venture No. of Units    7,563   27,451    1,236       --       --       --       --       --       --       --
NY Venture No. of Units       --    2,776       --       --       --       --       --       --       --       --

Venture Prior


                           YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                         12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                         --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
  Value at Start of Year    11.513        --        --    12.500        --        --        --        --        --        --
    Value at End of Year    12.508        --        --    11.513        --        --        --        --        --        --
 NY Venture No. of Units       510        --        --        --        --        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year    11.525     6.418    11.536    12.500        --        --        --        --        --        --
    Value at End of Year    12.647    11.525     6.418    11.536        --        --        --        --        --        --
      Ven 9 No. of Units     4,990     6,075        --        --        --        --        --        --        --        --
            No. of Units    26,596    36,416     1,005     2,830        --        --        --        --        --        --
Ven 3 Contracts with no Optional Riders
  Value at Start of Year    11.525    12.500        --        --        --        --        --        --        --        --
    Value at End of Year    12.647    11.525        --        --        --        --        --        --        --        --
            No. of Units       432       433        --        --        --        --        --        --        --        --
HIGH YIELD TRUST - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year    18.284    12.000    17.268    17.230    15.831    15.482    14.137    11.520    12.545    13.460
    Value at End of Year    20.516    18.284    12.000    17.268    17.230    15.831    15.482    14.137    11.520    12.545
 Ven 22, 20 No. of Units 1,207,185 1,447,513 1,544,207 2,042,724 3,037,934 4,009,948 5,577,439 6,913,897 5,310,364 6,162,712
     Ven 24 No. of Units    26,421    35,312    35,700    53,483    71,015    88,258   119,909   164,300   108,798   107,850
Ven 22, 20 Contracts with GEM
  Value at Start of Year    15.665    10.301    14.853    14.851    13.672    13.397    12.257    10.008    10.921    12.500
    Value at End of Year    17.541    15.665    10.301    14.853    14.851    13.672    13.397    12.257    10.008    10.921
            No. of Units    15,094    29,593    20,430    40,633    56,075    65,233   116,268   114,270    67,191    25,771
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year    15.163     9.987    14.421    14.440    13.314    13.066    11.973     9.790    10.699    11.520
    Value at End of Year    16.954    15.163     9.987    14.421    14.440    13.314    13.066    11.973     9.790    10.699
            No. of Units   100,657   141,853   214,396   238,265   341,252   375,652   462,419   775,551   369,742   218,398
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year    18.284    12.000    17.268    17.230    15.831    15.482    14.137    11.520    12.545    13.460
    Value at End of Year    20.516    18.284    12.000    17.268    17.230    15.831    15.482    14.137    11.520    12.545
   Ven 7, 8 No. of Units   221,806   270,547   254,873   319,461   449,902   579,810   756,293   931,712   788,407   773,765
      Ven 9 No. of Units    44,598    51,154    62,696    95,533   141,083   199,413   269,177   402,143   344,031   437,320
Ven 3 Contracts with no Optional Riders
  Value at Start of Year    18.284    12.000    17.268    17.230    15.831    15.482    14.137    11.520    12.545    13.460
    Value at End of Year    20.516    18.284    12.000    17.268    17.230    15.831    15.482    14.137    11.520    12.545
            No. of Units    10,026    18,708    19,416    19,735    21,121    23,203    36,255    38,235    27,627    33,145
HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
  Value at Start of Year    14.103     9.242    13.300    13.273    12.500        --        --        --        --        --
    Value at End of Year    12.763    14.103     9.242    13.300    13.273        --        --        --        --        --
    Venture No. of Units   278,396   359,540   272,660    84,423    31,537        --        --        --        --        --
 NY Venture No. of Units    14,668    26,307    12,646     7,447        --        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year    18.375    12.072    17.415    17.425    16.029    15.696    14.360    11.725    12.500        --
    Value at End of Year    12.647    18.375    12.072    17.415    17.425    16.029    15.696    14.360    11.725        --
 Ven 22, 20 No. of Units   591,425   647,438   641,754   725,885   957,806 1,012,355 1,166,184   959,895   146,256        --
     Ven 24 No. of Units   106,178   109,410   112,390   133,595   143,870   163,667   164,206   135,938    16,234        --
Ven 22, 20 Contracts with GEM
  Value at Start of Year    18.097    11.913    17.220    17.264    15.913    15.613    14.313    11.710    12.500        --
    Value at End of Year    12.554    18.097    11.913    17.220    17.264    15.913    15.613    14.313    11.710        --
            No. of Units    22,848    24,206    23,002    78,176    87,218    76,759    84,070    69,559    19,757        --
Venture 2006 Contracts with Payment Enhancement
  Value at Start of Year    13.923     9.156    13.222    13.243    12.500        --        --        --        --        --
    Value at End of Year    12.600    13.923     9.156    13.222    13.243        --        --        --        --        --
            No. of Units     9,928    13,474    13,934    12,492     1,413        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year    17.891    11.795    17.075    17.144    15.826    15.551    14.278    11.699    12.500        --
    Value at End of Year    12.485    17.891    11.795    17.075    17.144    15.826    15.551    14.278    11.699        --
            No. of Units   154,905   228,501   241,484   218,347   337,634   356,539   386,544   401,907    43,415        --

Venture Prior


                          YEAR     YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                         ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                        12/31/10 12/31/09 12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                        -------- -------- --------- --------- --------- --------- --------- --------- --------- ---------
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year   14.000    9.193    13.255    13.256    12.500        --        --        --        --        --
   Value at End of Year   12.670   14.000     9.193    13.255    13.256        --        --        --        --        --
   Venture No. of Units   62,360   41,085    20,533    22,486    18,011        --        --        --        --        --
NY Venture No. of Units    5,984    4,980     3,144     5,538        --        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
 Value at Start of Year   17.959   11.834    17.123    17.184    12.500        --        --        --        --        --
   Value at End of Year   12.508   17.959    11.834    17.123    17.184        --        --        --        --        --
NY Venture No. of Units   10,315    9,951     9,052     9,230       111        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year   18.375   12.072    17.415    17.425    16.029        --        --        --        --        --
   Value at End of Year   12.647   18.375    12.072    17.415    17.425        --        --        --        --        --
     Ven 9 No. of Units      426      438       449       462       474        --        --        --        --        --
           No. of Units   26,596       --        --        --        --        --        --        --        --        --
Ven 3 Contracts with no Optional Riders
 Value at Start of Year   12.500       --        --        --        --        --        --        --        --        --
   Value at End of Year   12.647       --        --        --        --        --        --        --        --        --
           No. of Units      432       --        --        --        --        --        --        --        --        --
INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-01-09) - SERIES I SHARES
 (units first credited 8-03-1989)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year       --       --    27.866    27.950    26.084    25.138    23.684    18.989    22.906    23.005
   Value at End of Year       --       --    19.199    27.866    27.950    26.084    25.138    23.684    18.989    22.906
Ven 22, 20 No. of Units       --       -- 2,205,560 2,953,821 3,849,843 4,957,736 6,461,742 6,144,739 6,526,842 6,493,090
    Ven 24 No. of Units       --       --    50,194    61,771    78,288    96,775   104,442    83,521    94,535    89,882
Ven 22, 20 Contracts with GEM
 Value at Start of Year       --       --    14.471    14.544    13.600    13.133    12.398     9.960    12.039    12.500
   Value at End of Year       --       --     9.950    14.471    14.544    13.600    13.133    12.398     9.960    12.039
           No. of Units       --       --    41,385    49,800    60,642    88,052    94,628    93,675    71,220    37,191
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year       --       --    15.024    15.122    14.162    13.696    12.949    10.418    12.612    12.711
   Value at End of Year       --       --    10.314    15.024    15.122    14.162    13.696    12.949    10.418    12.612
           No. of Units       --       --   198,813   239,882   288,848   309,952   396,316   290,586   276,653   146,530
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year       --       --    27.866    27.950    26.084    25.138    23.684    18.989    22.906    23.005
   Value at End of Year       --       --    19.199    27.866    27.950    26.084    25.138    23.684    18.989    22.906
  Ven 7, 8 No. of Units       --       -- 2,511,414 3,044,167 3,594,256 4,335,775 5,218,459 6,012,536 6,781,403 8,048,262
     Ven 9 No. of Units       --       --   291,774   362,806   432,831   531,460   652,614   680,402   761,612   908,692
Ven 3 Contracts with no Optional Riders
 Value at Start of Year       --       --    27.866    27.950    26.084    25.138    23.684    18.989    22.906    23.005
   Value at End of Year       --       --    19.199    27.866    27.950    26.084    25.138    23.684    18.989    22.906
           No. of Units       --       --   959,746 1,145,970 1,313,479 1,602,821 1,833,533 2,056,984 2,335,405 2,776,671
INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-01-09) - SERIES II SHARES
 (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year       --       --    12.967    12.999    12.500        --        --        --        --        --
   Value at End of Year       --       --     8.943    12.967    12.999        --        --        --        --        --
   Venture No. of Units       --       --    88,258    78,854    18,146        --        --        --        --        --
NY Venture No. of Units       --       --     3,728     5,070     1,384        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year       --       --    15.769    15.849    14.824    14.318    13.518    10.855    12.500        --
   Value at End of Year       --       --    10.849    15.769    15.849    14.824    14.318    13.518    10.855        --
Ven 22, 20 No. of Units       --       -- 1,014,752 1,217,948 1,264,132 1,411,709 1,611,555 1,122,179   307,039        --
    Ven 24 No. of Units       --       --   189,093   223,558   229,820   232,914   227,133   151,378    21,089        --
Ven 22, 20 Contracts with GEM
 Value at Start of Year       --       --    15.592    15.703    14.716    14.243    13.474    10.841    12.500        --
   Value at End of Year       --       --    10.706    15.592    15.703    14.716    14.243    13.474    10.841        --
           No. of Units       --       --    40,178    51,490    54,995    85,760    81,659    41,867     8,185        --
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year       --       --    12.891    12.969    12.500        --        --        --        --        --
   Value at End of Year       --       --     8.860    12.891    12.969        --        --        --        --        --
           No. of Units       --       --     2,149     2,162     1,912        --        --        --        --        --

Venture Prior


                            YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                            ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                          12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                          --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year        --        --    15.461    15.594    14.636    14.187    13.441    10.831    12.500        --
     Value at End of Year        --        --    10.599    15.461    15.594    14.636    14.187    13.441    10.831        --
             No. of Units        --        --   103,007   115,743   136,237   148,866   155,735   101,086    42,937        --
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year        --        --    12.923    12.982    12.500        --        --        --        --        --
     Value at End of Year        --        --     8.895    12.923    12.982        --        --        --        --        --
     Venture No. of Units        --        --    33,141    30,736    14,667        --        --        --        --        --
  NY Venture No. of Units        --        --     1,394       776        --        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year        --        --    15.505    15.626    12.500        --        --        --        --        --
     Value at End of Year        --        --    10.635    15.505    15.630        --        --        --        --        --
  NY Venture No. of Units        --        --     1,142     1,143        --        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year        --        --        --    15.849    14.824    14.318        --        --        --        --
     Value at End of Year        --        --        --    15.769    15.849    14.824        --        --        --        --
       Ven 9 No. of Units        --        --        --       489       489       489        --        --        --        --
INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    14.443    12.345    20.398    18.567    15.090    13.198    11.579     9.014    11.672    15.088
     Value at End of Year    15.606    14.443    12.345    20.398    18.567    15.090    13.198    11.579     9.014    11.672
  Ven 22, 20 No. of Units 1,118,433 1,296,521 1,437,600 1,900,598 2,613,058 2,993,535 3,604,794 4,239,580 4,752,635 5,157,402
      Ven 24 No. of Units    38,181    49,936    57,359    53,028    81,620    90,025    87,592   115,127   131,618   137,508
Ven 22, 20 Contracts with GEM
   Value at Start of Year    11.777    10.087    16.700    15.232    12.404    10.870     9.556     7.454     9.671    12.500
     Value at End of Year    12.700    11.777    10.087    16.700    15.232    12.404    10.870     9.556     7.454     9.671
             No. of Units    18,883    20,974    23,904    26,764    30,817    27,531    28,242    29,884    28,226    17,865
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    10.391     8.913    14.779    13.500    11.010     9.663     8.508     6.646     8.636    11.203
     Value at End of Year    11.189    10.391     8.913    14.779    13.500    11.010     9.663     8.508     6.646     8.636
             No. of Units    56,192    65,749    84,528    92,642    97,328   105,693   104,062   115,842   126,008    69,101
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    14.443    12.345    20.398    18.567    15.090    13.198    11.579     9.014    11.672    15.088
     Value at End of Year    15.606    14.443    12.345    20.398    18.567    15.090    13.198    11.579     9.014    11.672
    Ven 7, 8 No. of Units   151,818   174,628   206,772   271,411   340,241   382,173   460,301   511,387   623,352   692,219
       Ven 9 No. of Units    48,809    53,836    59,530    71,868   103,662   102,266   120,901   147,049   183,541   222,009
Ven 3 Contracts with no Optional Riders
   Value at Start of Year    14.443    12.345    20.398    18.567    15.090    13.198    11.579     9.014    11.672    15.088
     Value at End of Year    15.606    14.443    12.345    20.398    18.567    15.090    13.198    11.579     9.014    11.672
             No. of Units    16,347    16,661    19,835    22,384    24,400    31,628    33,039    34,425    35,011    43,113
INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    10.402     8.878    14.669    13.352    12.500        --        --        --        --        --
     Value at End of Year    11.248    10.402     8.878    14.669    13.352        --        --        --        --        --
     Venture No. of Units    72,934    77,841   133,674   126,951    54,840        --        --        --        --        --
  NY Venture No. of Units     2,119     3,329     2,112     2,204       215        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    15.354    13.137    21.761    19.858    16.159    14.162    12.451     9.693    12.500        --
     Value at End of Year    16.561    15.354    13.137    21.761    19.858    16.159    14.162    12.451     9.693        --
  Ven 22, 20 No. of Units   239,050   247,481   292,255   361,585   397,234   347,173   306,708   253,182   141,371        --
      Ven 24 No. of Units    37,267    42,611    45,571    46,259    51,083    43,542    37,104   115,127    14,269        --
Ven 22, 20 Contracts with GEM
   Value at Start of Year    15.121    12.964    21.517    19.675    16.042    14.088    12.410     9.681    12.500        --
     Value at End of Year    16.277    15.121    12.964    21.517    19.675    16.042    14.088    12.410     9.681        --
             No. of Units    15,756    17,171    17,037    37,096    38,286    17,339    10,444    11,252     6,994        --
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    10.269     8.795    14.583    13.322    12.500        --        --        --        --        --
     Value at End of Year    11.065    10.269     8.795    14.583    13.322        --        --        --        --        --
             No. of Units     3,418     3,361     3,310     3,176     3,240        --        --        --        --        --

Venture Prior


                              YEAR     YEAR     YEAR     YEAR     YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED    ENDED    ENDED    ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                            12/31/10 12/31/09 12/31/08 12/31/07 12/31/06  12/31/05 12/31/04 12/31/03 12/31/02 12/31/01
                            -------- -------- -------- -------- --------- -------- -------- -------- -------- --------
Ven 24 Contracts with Payment Enhancement
     Value at Start of Year   14.949   12.835   21.336   19.539    15.955   14.032   12.380    9.672   12.500       --
       Value at End of Year   16.068   14.949   12.835   21.336    19.539   15.955   14.032   12.380    9.672       --
               No. of Units   23,415   26,395   22,924   30,589    31,568   23,870   18,256   16,480   12,367       --
Venture 2006 Contracts with Annual Step Death Benefit
     Value at Start of Year   10.326    8.830   14.620   13.335    12.500       --       --       --       --       --
       Value at End of Year   11.143   10.326    8.830   14.620    13.335       --       --       --       --       --
       Venture No. of Units   76,190   89,310   90,272   42,182     8,742       --       --       --       --       --
    NY Venture No. of Units      755      756       --       --        --       --       --       --       --       --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
     Value at Start of Year   15.006   12.878   21.396   19.584    12.500       --       --       --       --       --
       Value at End of Year   16.137   15.006   12.878   21.396    19.584       --       --       --       --       --
    NY Venture No. of Units    2,983    2,944    2,841    5,585     1,950       --       --       --       --       --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
     Value at Start of Year   17.659   12.990   23.757   20.874    16.869   14.669   12.500       --       --       --
       Value at End of Year   12.836   17.659   12.990   23.757    20.874   16.869   14.669       --       --       --
    Ven 22, 20 No. of Units  895,676  410,779  471,855  608,303 1,105,267  825,452  712,758       --       --       --
        Ven 24 No. of Units   18,366    6,540    7,454    8,131    12,070    7,361   21,750       --       --       --
Ven 22, 20 Contracts with GEM
     Value at Start of Year   17.460   12.870   23.584   20.764    16.813   14.650   12.500       --       --       --
       Value at End of Year   19.051   17.460   12.870   23.584    20.764   16.813   14.650       --       --       --
               No. of Units    7,420    1,763    3,060    4,398     8,661   12,560   13,186       --       --       --
Ven 24 Contracts with Payment Enhancement
     Value at Start of Year   17.312   12.780   23.454   20.681    16.771   14.635   12.500       --       --       --
       Value at End of Year   18.861   17.312   12.780   23.454    20.681   16.771   14.635       --       --       --
               No. of Units   44,091   33,482   42,389   50,431    32,451   31,610   24,373       --       --       --
Ven 9, 8,7 Contracts with no Optional Riders
     Value at Start of Year   17.659   12.990   23.757   20.874    16.869   14.669   12.500       --       --       --
       Value at End of Year   19.306   17.659   12.990   23.757    20.874   16.869   14.669       --       --       --
      Ven 7, 8 No. of Units  112,796   54,101   73,660   92,127   153,271   81,627   75,228       --       --       --
         Ven 9 No. of Units   47,088    9,193    9,935   20,198    30,953   21,492   19,292       --       --       --
Ven 3 Contracts with no Optional Riders
     Value at Start of Year   17.659   12.990   23.757   20.874    16.869   14.669   12.500       --       --       --
       Value at End of Year   19.306   17.659   12.990   23.757    20.874   16.869   14.669       --       --       --
               No. of Units   14,644    1,876    2,155    1,849     2,427    2,537      696       --       --       --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)
Venture 2006 Contracts with no Optional Benefits
     Value at Start of Year   12.500       --       --       --        --       --       --       --       --       --
       Value at End of Year   13.716       --       --       --        --       --       --       --       --       --
       Venture No. of Units   60,802       --       --       --        --       --       --       --       --       --
    NY Venture No. of Units    5,208       --       --       --        --       --       --       --       --       --
Ven 24, 22, 20 Contracts with no Optional Benefits
     Value at Start of Year   17.447   12.869   23.578   20.764    16.810   14.646   12.500       --       --       --
       Value at End of Year   19.049   17.447   12.869   23.578    20.764   16.810   14.646       --       --       --
    Ven 22, 20 No. of Units  671,218  354,619  373,830  410,234   499,597  434,601  262,855       --       --       --
        Ven 24 No. of Units  115,293   64,552   66,950   58,578    80,323   73,564   72,367       --       --       --
Ven 22, 20 Contracts with GEM
     Value at Start of Year   17.251   12.750   23.406   20.654    16.754   14.626   12.500       --       --       --
       Value at End of Year   18.797   17.251   12.750   23.406    20.654   16.754   14.626       --       --       --
               No. of Units   33,074    9,348   10,621   13,051    13,945   19,978   20,759       --       --       --
Venture 2006 Contracts with Payment Enhancement
     Value at Start of Year   12.500       --       --       --        --       --       --       --       --       --
       Value at End of Year   13.684       --       --       --        --       --       --       --       --       --
               No. of Units    4,738       --       --       --        --       --       --       --       --       --
Ven 24 Contracts with Payment Enhancement
     Value at Start of Year   17.105   12.661   23.278   20.572    16.713   14.612   12.500       --       --       --
       Value at End of Year   18.610   17.105   12.661   23.278    20.572   16.713   14.612       --       --       --
               No. of Units   43,293   20,709   24,023   31,194    34,777   26,557   20,559       --       --       --

Venture Prior


                              YEAR     YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/10 12/31/09 12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                            -------- -------- --------- --------- --------- --------- --------- --------- --------- ---------
Venture 2006 Contracts with Annual Step Death Benefit
     Value at Start of Year   12.500       --        --        --        --        --        --        --        --        --
       Value at End of Year   13.697       --        --        --        --        --        --        --        --        --
       Venture No. of Units   54,288       --        --        --        --        --        --        --        --        --
    NY Venture No. of Units    7,906       --        --        --        --        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
     Value at Start of Year   12.500       --        --        --        --        --        --        --        --        --
       Value at End of Year   18.672       --        --        --        --        --        --        --        --        --
    NY Venture No. of Units    1,401       --        --        --        --        --        --        --        --        --
INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)
Venture 2006 Contracts with no Optional Benefits
     Value at Start of Year   10.456    7.705    15.799    13.345    12.500        --        --        --        --        --
       Value at End of Year   11.721   10.456     7.705    15.799    13.345        --        --        --        --        --
       Venture No. of Units  245,661  257,921   227,806   185,283    85,722        --        --        --        --        --
    NY Venture No. of Units   11,283   11,334    10,674     5,765       550        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
     Value at Start of Year   14.601   10.787    22.173    18.776    15.367    12.500        --        --        --        --
       Value at End of Year   16.326   14.601    10.787    22.173    18.776    15.367        --        --        --        --
    Ven 22, 20 No. of Units  556,946  678,607   778,211 1,046,579   715,353   225,062        --        --        --        --
        Ven 24 No. of Units   85,110   97,167    66,520    88,037    61,858    26,672        --        --        --        --
Ven 22, 20 Contracts with GEM
     Value at Start of Year   14.465   10.708    22.056    18.714    15.347    12.500        --        --        --        --
       Value at End of Year   16.142   14.465    10.708    22.056    18.714    15.347        --        --        --        --
               No. of Units   18,559   16,708    18,581    23,716    15,596     8,548        --        --        --        --
Venture 2006 Contracts with Payment Enhancement
     Value at Start of Year   10.323    7.634    15.707    13.314    12.500        --        --        --        --        --
       Value at End of Year   11.531   10.323     7.634    15.707    13.314        --        --        --        --        --
               No. of Units   19,899   27,463    22,310    16,584       674        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
     Value at Start of Year   14.364   10.649    21.968    18.667    15.331    12.500        --        --        --        --
       Value at End of Year   16.006   14.364    10.649    21.968    18.667    15.331        --        --        --        --
               No. of Units   18,720   25,622    27,201    38,196    27,573       745        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit
     Value at Start of Year   10.380    7.664    15.747    13.327    12.500        --        --        --        --        --
       Value at End of Year   11.612   10.380     7.664    15.747    13.327        --        --        --        --        --
       Venture No. of Units   92,857   96,574   100,888    74,946    20,875        --        --        --        --        --
    NY Venture No. of Units    7,115    6,095     2,489     1,886     1,220        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
     Value at Start of Year   14.398   10.669    21.997    18.683    12.500        --        --        --        --        --
       Value at End of Year   16.051   14.398    10.669    21.997    18.683        --        --        --        --        --
    NY Venture No. of Units    8,094    8,062     8,090     8,361     4,067        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
     Value at Start of Year   14.601   10.787    22.173    18.776    15.367    12.500        --        --        --        --
       Value at End of Year   16.326   14.601    10.787    22.173    18.776    15.367        --        --        --        --
      Ven 7, 8 No. of Units       --       --        --        --        --    18,782        --        --        --        --
         Ven 9 No. of Units   25,086   29,108    29,683    40,747    21,421     2,524        --        --        --        --
               No. of Units   79,975   90,011   115,258   149,466    77,447        --        --        --        --        --
Ven 3 Contracts with no Optional Riders
     Value at Start of Year   14.601   10.787    22.173    18.776    15.367    12.500        --        --        --        --
       Value at End of Year   16.326   14.601    10.787    22.173    18.776    15.367        --        --        --        --
               No. of Units    3,334    4,323     5,479     6,285     4,574       465        --        --        --        --
INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-09) - SERIES I SHARES
 (units first credited 3-04-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
     Value at Start of Year       --       --    28.477    26.223    20.819    19.174    16.062    10.512    12.802    18.844
       Value at End of Year       --       --    13.202    28.477    26.223    20.819    19.174    16.062    10.512    12.802
    Ven 22, 20 No. of Units       --       -- 1,497,843 2,136,007 2,858,335 3,212,329 3,854,614 4,119,428 4,431,773 5,556,099
        Ven 24 No. of Units       --       --    49,100    57,621    81,042    91,399   108,039   124,815   121,855   142,852
Ven 22, 20 Contracts with GEM
     Value at Start of Year       --       --    19.106    17.630    14.025    12.942    10.863     7.124     8.693    12.500
       Value at End of Year       --       --     8.840    19.106    17.630    14.025    12.942    10.863     7.124     8.693
               No. of Units       --       --     2,943     6,938     7,759    15,170    14,126    11,664    27,216    14,996

Venture Prior


                             YEAR     YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                            ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED
                           12/31/10 12/31/09  12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01
                           -------- --------- -------- -------- -------- -------- -------- -------- -------- ---------
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year       --        --   14.790   13.668   10.889   10.064    8.460    5.556    6.790    10.030
      Value at End of Year       --        --    6.833   14.790   13.668   10.889   10.064    8.460    5.556     6.790
              No. of Units       --        --   93,453  104,717  111,456   70,975   78,817   57,627   73,516    35,068
Ven 9, 8,7 Contracts with no Optional Riders
    Value at Start of Year       --        --   28.477   26.223   20.819   19.174   16.062   10.512   12.802    18.844
      Value at End of Year       --        --   13.202   28.477   26.223   20.819   19.174   16.062   10.512    12.802
     Ven 7, 8 No. of Units       --        --  327,609  436,893  516,998  592,177  720,523  901,956  971,225 1,223,014
        Ven 9 No. of Units       --        --  107,439  133,966  159,245  183,867  250,280  279,919  327,294   429,139
Ven 3 Contracts with no Optional Riders
    Value at Start of Year       --        --   28.477   26.223   20.819   19.174   16.062   10.512   12.802    18.844
      Value at End of Year       --        --   13.202   28.477   26.223   20.819   19.174   16.062   10.512    12.802
              No. of Units       --        --   38,337   45,577   49,338   50,069   50,847   44,025   52,555    79,471
INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-09) - SERIES II SHARES
 (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
    Value at Start of Year       --        --   14.788   13.613   12.500       --       --       --       --        --
      Value at End of Year       --        --    6.855   14.788   13.613       --       --       --       --        --
      Venture No. of Units       --        --  159,852  159,794   43,409       --       --       --       --        --
   NY Venture No. of Units       --        --   15,214   13,986    5,907       --       --       --       --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year       --        --   26.556   24.507   19.483   17.982   15.087    9.888   12.500        --
      Value at End of Year       --        --   12.279   26.556   24.507   19.483   17.982   15.087    9.888        --
   Ven 22, 20 No. of Units       --        --  428,668  580,920  542,985  497,180  402,232  260,105   58,684        --
       Ven 24 No. of Units       --        --   80,472   91,104   98,226   84,945   81,455   54,188    4,073        --
Ven 22, 20 Contracts with GEM
    Value at Start of Year       --        --   26.258   24.281   19.342   17.887   15.038    9.876   12.500        --
      Value at End of Year       --        --   12.117   26.258   24.281   19.342   17.887   15.038    9.876        --
              No. of Units       --        --   19,284   34,389   34,730   29,986   26,711   10,062       22        --
Venture 2006 Contracts with Payment Enhancement
    Value at Start of Year       --        --   14.702   13.581   12.500       --       --       --       --        --
      Value at End of Year       --        --    6.791   14.702   13.581       --       --       --       --        --
              No. of Units       --        --   18,373   23,398    5,175       --       --       --       --        --
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year       --        --   26.037   24.113   19.237   17.817   15.001    9.866   12.500        --
      Value at End of Year       --        --   11.996   26.037   24.113   19.237   17.817   15.001    9.866        --
              No. of Units       --        --   42,613   79,070   74,766   64,292   56,129   31,044    4,421        --
Venture 2006 Contracts with Annual Step Death Benefit
    Value at Start of Year       --        --   14.739   13.594   12.500       --       --       --       --        --
      Value at End of Year       --        --    6.818   14.739   13.594       --       --       --       --        --
      Venture No. of Units       --        --   77,730   64,818   15,028       --       --       --       --        --
   NY Venture No. of Units       --        --      772      791      431       --       --       --       --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
    Value at Start of Year       --        --   26.111   24.169   12.500       --       --       --       --        --
      Value at End of Year       --        --   12.036   26.111   24.169       --       --       --       --        --
   NY Venture No. of Units       --        --      629    5,537      720       --       --       --       --        --
INTERNATIONAL SMALL COMPANY TRUST - SERIES I SHARES (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year   12.265    12.500       --       --       --       --       --       --       --        --
      Value at End of Year   14.840    12.265       --       --       --       --       --       --       --        --
   Ven 22, 20 No. of Units  928,085 2,103,650       --       --       --       --       --       --       --        --
       Ven 24 No. of Units   57,635    73,651       --       --       --       --       --       --       --        --
Ven 22, 20 Contracts with GEM
    Value at Start of Year   12.261    12.500       --       --       --       --       --       --       --        --
      Value at End of Year   14.807    12.261       --       --       --       --       --       --       --        --
              No. of Units    1,962     2,613       --       --       --       --       --       --       --        --
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year   12.259    12.500       --       --       --       --       --       --       --        --
      Value at End of Year   14.781    12.259       --       --       --       --       --       --       --        --
              No. of Units   17,077    47,105       --       --       --       --       --       --       --        --

Venture Prior


                            YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                            ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED
                          12/31/10  12/31/09  12/31/08  12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                          --------- --------- --------- --------- --------- ---------- --------- --------- --------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    12.265    12.500        --        --        --         --        --        --        --        --
     Value at End of Year    14.840    12.265        --        --        --         --        --        --        --        --
    Ven 7, 8 No. of Units   389,816   457,219        --        --        --         --        --        --        --        --
       Ven 9 No. of Units   122,090   142,537        --        --        --         --        --        --        --        --
Ven 3 Contracts with no Optional Riders
   Value at Start of Year    12.265    12.500        --        --        --         --        --        --        --        --
     Value at End of Year    14.840    12.265        --        --        --         --        --        --        --        --
             No. of Units    48,410    64,178        --        --        --         --        --        --        --        --
INTERNATIONAL SMALL COMPANY TRUST - SERIES II SHARES (units first credited 11-16-2009)
Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.269    12.500        --        --        --         --        --        --        --        --
     Value at End of Year    14.852    12.269        --        --        --         --        --        --        --        --
Venture 2006 No. of Units   131,970   136,230        --        --        --         --        --        --        --        --
Venture 2006 No. of Units    18,485    19,060        --        --        --         --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    12.265    12.500        --        --        --         --        --        --        --        --
     Value at End of Year    14.810    12.265        --        --        --         --        --        --        --        --
  Ven 22, 20 No. of Units   554,003   544,649        --        --        --         --        --        --        --        --
      Ven 24 No. of Units   131,209   151,836        --        --        --         --        --        --        --        --
Ven 22, 20 Contracts with GEM
   Value at Start of Year    12.261    12.500        --        --        --         --        --        --        --        --
     Value at End of Year    14.777    12.261        --        --        --         --        --        --        --        --
             No. of Units    25,261    27,769        --        --        --         --        --        --        --        --
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.263    12.500        --        --        --         --        --        --        --        --
     Value at End of Year    14.793    12.263        --        --        --         --        --        --        --        --
             No. of Units    15,045    16,113        --        --        --         --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    12.259    12.500        --        --        --         --        --        --        --        --
     Value at End of Year    14.752    12.259        --        --        --         --        --        --        --        --
             No. of Units    82,101    89,878        --        --        --         --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.266    12.500        --        --        --         --        --        --        --        --
     Value at End of Year    14.818    12.266        --        --        --         --        --        --        --        --
Venture 2006 No. of Units    71,157    76,250        --        --        --         --        --        --        --        --
Venture 2006 No. of Units     1,125     1,005        --        --        --         --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    12.260    12.500        --        --        --         --        --        --        --        --
     Value at End of Year    14.760    12.260        --        --        --         --        --        --        --        --
Venture 2006 No. of Units     1,998     2,571        --        --        --         --        --        --        --        --
INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    14.468    10.806    21.974    17.700    15.922     14.606    12.187     8.531    10.530    11.862
     Value at End of Year    15.406    14.468    10.806    21.974    17.700     15.922    14.606    12.187     8.531    10.530
  Ven 22, 20 No. of Units 3,469,348 3,946,113 4,906,325 6,793,308 9,460,500 11,443,905 6,019,390 5,660,590 4,976,529 3,705,188
      Ven 24 No. of Units   103,306   108,349   128,835   173,479   253,166    277,116   152,159   141,215   134,249   118,613
Ven 22, 20 Contracts with GEM
   Value at Start of Year    17.293    12.943    22.940    21.284    16.689     15.340    12.825     8.996    11.126    12.500
     Value at End of Year    18.378    17.293    12.943    22.940    21.284     16.689    15.340    12.825     8.996    11.126
             No. of Units    24,696    27,104    33,165    43,824    51,475     52,740    39,528    40,172    31,634    12,478
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    16.123    12.085    21.452    19.934    15.653     14.410    12.066     8.476    10.498    11.869
     Value at End of Year    17.109    16.123    12.085    21.452    19.934     15.653    14.410    12.066     8.476    10.498
             No. of Units    98,522   146,613   199,797   233,542   248,095    249,794   179,529   160,669   169,982    61,427
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    16.632    12.422    21.974    20.347    15.922     14.606    12.187     8.531    10.530    11.862
     Value at End of Year    17.710    16.632    12.422    21.974    20.347     15.922    14.606    12.187     8.531    10.530
    Ven 7, 8 No. of Units   721,606   799,842 1,016,555 1,312,662 1,649,747  1,942,571   818,877   777,825   641,815   322,313
       Ven 9 No. of Units   217,338   240,359   291,799   365,047   433,872    502,090    90,708    86,610    51,807    35,446

Venture Prior


                           YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED    ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                         12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                        --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 3 Contracts with no Optional Riders
 Value at Start of Year    16.632    12.422    21.974    20.347    15.922    14.606    12.187     8.531    10.530    11.862
   Value at End of Year    17.710    16.632    12.422    21.974    20.347    15.922    14.606    12.187     8.531    10.530
           No. of Units    59,298    69,152   110,968   101,488   128,372   128,242    65,351    53,822    42,061    26,240
INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year    11.577     8.637    15.278    14.133    12.500        --        --        --        --        --
   Value at End of Year    12.333    11.577     8.637    15.278    14.133        --        --        --        --        --
   Venture No. of Units   310,213   303,970   275,988   233,718    90,118        --        --        --        --        --
NY Venture No. of Units    19,347    18,932    24,190    28,395    11,494        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year    18.831   14.084     24.976    23.162    18.169    16.703    13.956     9.793    12.500        --
   Value at End of Year    20.011   18.831     14.084    24.976    23.162    18.169    16.703    13.956     9.793        --
Ven 22, 20 No. of Units 1,324,945 1,496,105 1,725,062 1,943,475 2,167,099 2,256,168 1,700,324 1,148,752   327,703        --
    Ven 24 No. of Units   257,472  305,445    349,560   400,334   409,176   405,505   307,005   208,885   56,165         --
Ven 22, 20 Contracts with GEM
 Value at Start of Year    18.545    13.898    24.696    22.949    18.038    16.615    13.910     9.780    12.500        --
   Value at End of Year    19.668    18.545    13.898    24.696    22.949    18.038    16.615    13.910     9.780        --
           No. of Units    62,784    70,376    83,953    86,866    85,508    95,980    82,027    57,785    15,357        --
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year    11.429     8.557    15.189    14.100    12.500        --        --        --        --        --
   Value at End of Year    12.133    11.429     8.557    15.189    14.100        --        --        --        --        --
           No. of Units    16,754    21,898    17,965    16,482    10,629        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year    18.333    13.760    24.488    22.790    17.940    16.549    13.876     9.771    12.500        --
   Value at End of Year    19.415    18.333    13.760    24.488    22.790    17.940    16.549    13.876     9.771        --
           No. of Units   135,565   148,742   175,757   218,756   238,496   224,574   165,748   122,136    40,129        --
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year    11.492     8.591    15.227    14.115    12.500        --        --        --        --        --
   Value at End of Year    12.219    11.492     8.591    15.227    14.115        --        --        --        --        --
   Venture No. of Units   209,090   211,435   196,864   139,267    50,840        --        --        --        --        --
NY Venture No. of Units    10,997    10,974     8,857     6,644     2,094        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
 Value at Start of Year    18.404    13.806    24.557    22.843    12.500        --        --        --        --        --
   Value at End of Year    19.499    18.404    13.806    24.557    22.843        --        --        --        --        --
NY Venture No. of Units     1,414     5,332     5,651     6,226       126        --        --        --        --        --
INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 11-02-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year    29.890    26.955    27.802    26.548    25.994    25.776    24.941    23.567    21.739    20.541
   Value at End of Year    31.671    29.890    26.955    27.802    26.548    25.994    25.776    24.941    23.567    21.739
Ven 22, 20 No. of Units   973,795 1,121,075 1,337,847 1,786,176 2,114,929 2,785,575 3,452,167 4,487,132 5,802,487 5,973,613
    Ven 24 No. of Units    35,088    40,836    44,237    57,008    79,663    89,022   117,518   146,542   183,549   148,463
Ven 22, 20 Contracts with GEM
 Value at Start of Year    17.722    16.014    16.550    15.836    15.536    15.437    14.966    14.170    13.097    12.500
   Value at End of Year    18.741    17.722    16.014    16.550    15.836    15.536    15.437    14.966    14.170    13.097
           No. of Units    16,196    14,894    11,522    16,691    15,774    26,357    41,819    50,093    73,888    28,956
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year    18.406    16.658    17.241    16.521    16.233    16.154    15.685    14.873    13.767    13.055
   Value at End of Year    19.435    18.406    16.658    17.241    16.521    16.233    16.154    15.685    14.873    13.767
           No. of Units   110,753   141,189   188,013   240,726   285,181   321,428   370,957   413,892   520,989   262,326
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year    29.890    26.955    27.802    26.548    25.994    25.776    24.941    23.567    21.739    20.541
   Value at End of Year    31.671    29.890    26.955    27.802    26.548    25.994    25.776    24.941    23.567    21.739
  Ven 7, 8 No. of Units   381,690   453,161   541,835   638,311   796,154   957,925 1,156,201 1,459,392 1,930,284 1,950,923
     Ven 9 No. of Units    91,340    97,130   105,670   133,556   153,274   212,135   281,891   347,276   448,420   461,351
Ven 3 Contracts with no Optional Riders
 Value at Start of Year    29.890    26.955    27.802    26.548    25.994    25.776    24.941    23.567    21.739    20.541
   Value at End of Year    31.671    29.890    26.955    27.802    26.548    25.994    25.776    24.941    23.567    21.739
           No. of Units    59,794    73,775    90,857   105,657   114,695   131,695   149,223   192,791   238,667   233,672

Venture Prior


                           YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED    ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                         12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                        --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 1 Contracts with no Optional Riders
 Value at Start of Year    34.997    31.527    32.482    30.983    30.304    30.017    29.013    27.385    25.234    23.818
   Value at End of Year    37.123    34.997    31.527    32.482    30.983    30.304    30.017    29.013    27.385    25.234
           No. of Units       402       403       404       461       572       573     1,301     1,304     1,421     1,973
INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year    14.675    13.231    13.633    13.020    12.500        --        --        --        --        --
   Value at End of Year    15.566    14.675    13.231    13.633    13.020        --        --        --        --        --
   Venture No. of Units   801,025   813,273   721,090 1,085,665   617,566        --        --        --        --        --
NY Venture No. of Units    71,289    69,574    61,744    84,008    38,310        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year    16.717    15.110    15.607    14.944    14.661    14.572    14.122    13.354    12.500        --
   Value at End of Year    17.688    16.717    15.110    15.607    14.944    14.661    14.572    14.122    13.354        --
Ven 22, 20 No. of Units   989,848 1,078,088 1,007,095 1,368,134 1,534,794 1,084,887   576,334   550,260   210,622        --
    Ven 24 No. of Units   318,617   328,347   317,066   427,661   434,318   265,303   133,222   125,177    36,633        --
Ven 22, 20 Contracts with GEM
 Value at Start of Year    16.464    14.910    15.432    14.806    14.555    14.495    14.075    13.337    12.500        --
   Value at End of Year    17.385    16.464    14.910    15.432    14.806    14.555    14.495    14.075    13.337        --
           No. of Units    32,491    48,137    46,635    59,114    65,616    70,620    45,212    42,161    18,928        --
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year    14.488    13.108    13.553    12.990    12.500        --        --        --        --        --
   Value at End of Year    15.314    14.488    13.108    13.553    12.990        --        --        --        --        --
           No. of Units    46,691    47,465    49,266    60,509    22,535        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year    16.276    14.762    15.302    14.703    14.476    14.438    14.041    13.324    12.500        --
   Value at End of Year    17.161    16.276    14.762    15.302    14.703    14.476    14.438    14.041    13.324        --
           No. of Units   200,685   219,090   231,373   295,179   325,099   310,169   233,080   224,879   127,399        --
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year    14.568    13.161    13.587    13.003    12.500        --        --        --        --        --
   Value at End of Year    15.422    14.568    13.161    13.587    13.003        --        --        --        --        --
   Venture No. of Units   188,181   100,986   144,165   212,072   123,066        --        --        --        --        --
NY Venture No. of Units    40,704    40,059    42,408    78,352    43,220        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
 Value at Start of Year    16.338    14.811    15.345    14.737    12.500        --        --        --        --        --
   Value at End of Year    17.235    16.338    14.811    15.345    14.737        --        --        --        --        --
NY Venture No. of Units    13,319    12,283    11,006    12,648     8,702        --        --        --        --        --
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-06) - SERIES I SHARES
(units first credited 8-03-1989)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year        --        --        --        --        --    19.205    18.344    14.843    19.507    24.072
   Value at End of Year        --        --        --        --        --    18.985    19.205    18.344    14.843    19.507
Ven 22, 20 No. of Units        --        --        --        --        -- 5,602,668 6,725,916 8,049,137 8,962,891 9,692,689
    Ven 24 No. of Units        --        --        --        --        --   212,418   246,444   273,377   296,436   320,843
Ven 22, 20 Contracts with GEM
 Value at Start of Year        --        --        --        --        --     9.714     9.297     7.538     9.926    12.500
   Value at End of Year        --        --        --        --        --     9.583     9.714     9.297     7.538     9.926
           No. of Units        --        --        --        --        --    79,770    91,939   125,976   114,988    81,120
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year        --        --        --        --        --     8.595     8.238     6.689     8.822    10.925
   Value at End of Year        --        --        --        --        --     8.467     8.595     8.238     6.689     8.822
           No. of Units        --        --        --        --        --   593,756   701,323   774,794   886,369   535,491
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year        --        --        --        --        --    19.205    18.344    14.843    19.507    24.072
   Value at End of Year        --        --        --        --        --    18.985    19.205    18.344    14.843    19.507
  Ven 7, 8 No. of Units        --        --        --        --        -- 1,642,127 2,047,410 2,384,923 2,877,204 3,405,829
     Ven 9 No. of Units        --        --        --        --        --   311,513   379,886   427,513   483,114   589,352
Ven 3 Contracts with no Optional Riders
 Value at Start of Year        --        --        --        --        --    19.205    18.344    14.843    19.507    24.072
   Value at End of Year        --        --        --        --        --    18.985    19.205    18.344    14.843    19.507
           No. of Units        --        --        --        --        --   571,352   629,764   717,918   804,704   923,580

Venture Prior


                           YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED    ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                         12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                        --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-06) - SERIES II SHARES
(units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year        --        --        --        --        --    13.055    12.490    10.113    12.500        --
   Value at End of Year        --        --        --        --        --    12.871    13.055    12.490    10.113        --
Ven 22, 20 No. of Units        --        --        --        --        -- 1,184,972 1,276,080 1,121,818   439,093        --
    Ven 24 No. of Units        --        --        --        --        --   322,512   315,848   233,752    48,413        --
Ven 22, 20 Contracts with GEM
 Value at Start of Year        --        --        --        --        --    12.986    12.449    10.101    12.500        --
   Value at End of Year        --        --        --        --        --    12.778    12.986    12.449    10.101        --
           No. of Units        --        --        --        --        --   103,359   110,669    80,813    12,822        --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year        --        --        --        --        --    12.935    12.419    10.091    12.500        --
   Value at End of Year        --        --        --        --        --    12.708    12.935    12.419    10.091        --
           No. of Units        --        --        --        --        --   214,438   236,349   165,759    54,024        --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year        --        --        --        --        --    13.055        --        --        --        --
   Value at End of Year        --        --        --        --        --    12.871        --        --        --        --
     Ven 9 No. of Units        --        --        --        --        --       543        --        --        --        --
LARGE CAP TRUST - SERIES I SHARES (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year    23.256    18.024    30.224    24.552    21.508        --        --        --        --        --
   Value at End of Year    26.085    23.256    18.024    30.224    24.552        --        --        --        --        --
Ven 22, 20 No. of Units        11         3         3         3        --        --        --        --        --        --
    Ven 24 No. of Units        --        --        --        --       216        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year    23.256    18.024    30.224    12.500        --        --        --        --        --        --
   Value at End of Year    26.085    23.256    18.024    30.224        --        --        --        --        --        --
  Ven 7, 8 No. of Units        --       527       527       527        --        --        --        --        --        --
Ven 3 Contracts with no Optional Riders
 Value at Start of Year    23.256    18.024    30.224    12.500        --        --        --        --        --        --
   Value at End of Year    26.085    23.256    18.024    30.224        --        --        --        --        --        --
           No. of Units        --        --        --        --        --        --        --        --        --        --
Large Cap Trust - Series II Shares (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year    11.874     9.224    15.506    15.529    13.794    12.500        --        --        --        --
   Value at End of Year    13.295    11.874     9.224    15.506    15.529    13.794        --        --        --        --
Ven 22, 20 No. of Units 4,342,558 4,954,936 5,856,563 7,360,700    28,452    17,162        --        --        --        --
    Ven 24 No. of Units   129,936   142,335   159,412   195,851     6,055     3,557        --        --        --        --
Ven 22, 20 Contracts with GEM
 Value at Start of Year    11.763     9.156    15.424    15.477    13.776    12.500        --        --        --        --
   Value at End of Year    13.145    11.763     9.156    15.424    15.477    13.776        --        --        --        --
           No. of Units    30,762    37,050    55,645    78,245     1,606       288        --        --        --        --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year    11.681     9.106    15.362    15.439    13.762    12.500        --        --        --        --
   Value at End of Year    13.033    11.681     9.106    15.362    15.439    13.762        --        --        --        --
           No. of Units    92,047   105,560   130,675   158,670       620     1,122        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year    11.874     9.224    15.506    15.529    13.794    12.500        --        --        --        --
   Value at End of Year    13.295    11.874     9.224    15.506    15.529    13.794        --        --        --        --
     Ven 9 No. of Units   700,960   760,538   891,743 1,081,784     2,806     2,476        --        --        --        --
           No. of Units 3,314,385 3,800,120 4,395,256 5,299,906    10,748        --        --        --        --        --
Ven 3 Contracts with no Optional Riders
 Value at Start of Year    11.942     9.256    15.521    15.529    12.500        --        --        --        --        --
   Value at End of Year    13.395    11.942     9.256    15.521    15.529        --        --        --        --        --
           No. of Units   300,894   358,980   423,122   485,477       139        --        --        --        --        --
Ven 1 Contracts with no Optional Riders
 Value at Start of Year    38.742    29.994    50.240    12.500        --        --        --        --        --        --
   Value at End of Year    43.502    38.742    29.994    50.240        --        --        --        --        --        --
           No. of Units     4,264     4,267     4,274     4,457        --        --        --        --        --        --

Venture Prior


                           YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED    ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                         12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                        --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
LARGE CAP VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-02-11) - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year    17.315     8.039    25.221    24.552    21.508    18.923    15.790    12.500        --        --
   Value at End of Year    18.732    17.315     8.039    25.221    24.552    21.508    18.923    15.790        --        --
Ven 22, 20 No. of Units        --   824,602   989,625 1,377,476 1,870,331 1,512,222   679,722    33,490        --        --
    Ven 24 No. of Units   136,477   153,357   167,388   163,999   191,673    77,550    45,745     9,403        --        --
Ven 22, 20 Contracts with GEM
 Value at Start of Year    17.086    15.732    24.987    24.373    21.395    18.860    15.769    12.500        --        --
   Value at End of Year    18.447    17.086    15.732    24.987    24.373    21.395    18.860    15.769        --        --
           No. of Units    75,450    89,823    89,612    90,650    92,517    60,017    16,459     4,491        --        --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year    16.916    15.599    24.813    24.240    21.309    18.813    15.754    12.500        --        --
   Value at End of Year    18.236    16.916    15.599    24.813    24.240    21.309    18.813    15.754        --        --
           No. of Units    91,085   107,698   119,497   135,983   160,087    70,417    42,355     2,045        --        --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year    17.425    15.972    25.273    24.556    21.508    18.923    15.790    12.500        --        --
   Value at End of Year    18.887    17.425    15.972    25.273    24.556    21.508    18.923    15.790        --        --
     Ven 9 No. of Units    11,090    11,935    17,563    23,086    28,204    25,315    15,322     2,099        --        --
           No. of Units    80,786    64,176    91,415   110,571   156,386   148,352    61,434    15,448        --        --
Ven 3 Contracts with no Optional Riders
 Value at Start of Year    17.425    15.972    25.273    24.556    21.508    18.923    15.790    12.500        --        --
   Value at End of Year    18.887    17.425    15.972    25.273    24.556    21.508    18.923    15.790        --        --
           No. of Units     8,632     8,701    11,107    15,126    21,795    13,006    12,649       885        --        --
LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year    15.406    11.519    20.139    18.815    16.525    15.146    13.235     9.948    12.724    14.948
   Value at End of Year    17.690    15.406    11.519    20.139    18.815    16.525    15.146    13.235     9.948    12.724
Ven 22, 20 No. of Units 3,592,435 3,664,387 3,859,365 5,083,833 6,539,711 6,208,180 5,847,817 4,847,924 4,202,222 4,197,285
    Ven 24 No. of Units    24,877    29,200    34,660    46,002    51,225    58,580    76,348    57,594    91,656    83,186
Ven 22, 20 Contracts with GEM
 Value at Start of Year    12.349     9.252    16.208    15.173    13.353    12.263    10.737     8.087    10.364    12.500
   Value at End of Year    14.152    12.349     9.252    16.208    15.173    13.353    12.263    10.737     8.087    10.364
           No. of Units    11,766    15,760    15,886    58,640    67,084    61,773    60,393    31,171    25,861    14,650
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year    11.856     8.896    15.608    14.634    12.897    11.862    10.402     7.846    10.070    11.873
   Value at End of Year    13.567    11.856     8.896    15.608    14.634    12.897    11.862    10.402     7.846    10.070
           No. of Units    74,535   101,992   115,399   131,410   148,293   197,980   198,807   201,029   186,267   115,430
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year    15.406    11.519    20.139    18.815    16.525    15.146    13.235     9.948    12.724    14.948
   Value at End of Year    17.690    15.406    11.519    20.139    18.815    16.525    15.146    13.235     9.948    12.724
  Ven 7, 8 No. of Units   158,027   213,331   252,605   314,795   331,050   442,106   435,328   317,546   288,857   254,911
     Ven 9 No. of Units    55,172    78,703    84,659    84,643   101,498   104,003   145,634   158,740   167,352   225,744
Ven 3 Contracts with no Optional Riders
 Value at Start of Year    15.406    11.519    20.139    18.815    16.525    15.146    13.235     9.948    12.724    14.948
   Value at End of Year    17.690    15.406    11.519    20.139    18.815    16.525    15.146    13.235     9.948    12.724
           No. of Units    39,146    41,327    72,132    71,909    70,558    69,074    97,161    95,328    35,542    27,445
LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year    10.725     8.009    14.005    13.069    12.500        --        --        --        --        --
   Value at End of Year    12.312    10.725     8.009    14.005    13.069        --        --        --        --        --
   Venture No. of Units   975,575 1,070,837   944,218   947,159   200,511        --        --        --        --        --
NY Venture No. of Units    93,896    95,953    92,465    55,918    15,688        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year    15.383    11.516    20.189    18.887    16.627    15.262    13.336    10.025    12.500        --
   Value at End of Year    17.615    15.383    11.516    20.189    18.887    16.627    15.262    13.336    10.025        --
Ven 22, 20 No. of Units 2,943,610 3,163,922 3,345,931 3,686,542 4,110,618 4,021,218 3,831,855 2,291,567   284,449        --
    Ven 24 No. of Units 1,185,123 1,385,226 1,299,115 1,349,926 1,511,892 1,639,027 1,526,685 1,018,451    65,066        --
Ven 22, 20 Contracts with GEM
 Value at Start of Year    15.150    11.364    19.962    18.713    16.506    15.182    13.293    10.012    12.500        --
   Value at End of Year    17.314    15.150    11.364    19.962    18.713    16.506    15.182    13.293    10.012        --
           No. of Units   213,118   261,146   224,833   308,732   360,601   338,905   318,761   211,457    10,539        --

Venture Prior


                                          YEAR         YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                          ENDED        ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                        12/31/10      12/31/09      12/31/08     12/31/07     12/31/06    12/31/05      12/31/04
                                       -----------   -----------   ----------   ----------   ----------  -----------   -----------
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year                     10.588         7.934       13.923       13.039       12.500           --            --
   Value at End of Year                     12.112        10.588        7.934       13.923       13.039           --            --
           No. of Units                     23,894        27,688       28,169       33,983        5,595           --            --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year                     14.977        11.251       19.794       18.583       16.417       15.122        13.260
   Value at End of Year                     17.091        14.977       11.251       19.794       18.583       16.417        15.122
           No. of Units                     92,647        98,751      118,375      133,518      120,648      120,610        82,224
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year                     10.646         7.966       13.958       13.052       12.500           --            --
   Value at End of Year                     12.197        10.646        7.966       13.958       13.052           --            --
   Venture No. of Units                    321,075       369,304      410,073      249,571       85,590           --            --
NY Venture No. of Units                     36,705        37,793       34,749       21,684       13,287           --            --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
 Value at Start of Year                     15.034        11.289       19.850       18.626       12.500           --            --
   Value at End of Year                     17.165        15.034       11.289       19.850       18.626           --            --
NY Venture No. of Units                      4,433         4,433        4,350        8,165          464           --            --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year                         --            --           --           --       12.500           --            --
   Value at End of Year                         --            --           --           --       18.887           --            --
           No. of Units                         --            --           --           --           71           --            --
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES
 (units first credited 1-07-1997)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year                     12.284         9.504       13.994       13.294       12.500           --            --
   Value at End of Year                     13.570        12.284        9.504       13.994       13.294           --            --
   Venture No. of Units                      2,397         2,400        2,403        2,405           --           --            --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year                     20.146        15.625       23.065       21.970       19.763       18.750        16.754
   Value at End of Year                     22.200        20.146       15.625       23.065       21.970       19.763        18.750
Ven 22, 20 No. of Units                  9,146,042     8,996,562   12,211,851   16,511,907   18,920,230   18,895,706    17,002,951
    Ven 24 No. of Units                    257,914       324,675      324,324      399,663      530,468      554,914       523,625
Ven 22, 20 Contracts with GEM
 Value at Start of Year                     14.792        11.495       17.003       16.229       14.627       13.905        12.450
   Value at End of Year                     16.267        14.792       11.495       17.003       16.229       14.627        13.905
           No. of Units                    260,321       332,402      421,325      413,398      417,541      415,147       414,119
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year                     14.673        11.420       16.917       16.171       14.597       13.897        12.462
   Value at End of Year                     16.112        14.673       11.420       16.917       16.171       14.597        13.897
           No. of Units                    602,540       835,171      989,771    1,398,072    1,576,696    1,725,545     1,782,311
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year                     20.146        15.625       23.065       21.970       19.763       18.750        16.754
   Value at End of Year                     22.200        20.146       15.625       23.065       21.970       19.763        18.750
  Ven 7, 8 No. of Units                  1,200,744     1,388,477    1,573,366    1,912,280    2,003,185    1,776,372     1,431,606
     Ven 9 No. of Units                    374,677       440,846      466,314      559,535      760,335      909,245     1,057,519
Ven 3 Contracts with no Optional Riders
 Value at Start of Year                     20.146        15.625       23.065       21.970       19.763       18.750        16.754
   Value at End of Year                     22.200        20.146       15.625       23.065       21.970       19.763        18.750
           No. of Units                    122,115       134,955      116,867      101,522      101,377       77,229        34,129
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES
 (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year                     12.192         9.452       13.949       13.279       12.500           --            --
   Value at End of Year                     13.437        12.192        9.452       13.949       13.279           --            --
   Venture No. of Units                142,570,412   129,428,869   84,436,668   50,537,617   18,261,108           --            --
NY Venture No. of Units                 11,376,960    10,279,016    7,407,202    4,545,842    1,465,042           --            --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year                     16.531        12.848       19.007       18.140       16.351       15.524        13.882
   Value at End of Year                     18.174        16.531       12.848       19.007       18.140       16.351        15.524
Ven 22, 20 No. of Units                 46,822,948    50,075,984   51,151,683   57,803,647   59,035,877   47,067,798    21,274,356
    Ven 24 No. of Units                  7,186,213     7,613,948    8,112,804    8,827,687    9,095,173    6,789,022     3,138,217

                                         YEAR           YEAR         YEAR
                                         ENDED          ENDED        ENDED
                                        12/31/03       12/31/02     12/31/01
                                       ----------     ----------   ----------
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year                         --             --           --
   Value at End of Year                         --             --           --
           No. of Units                         --             --           --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year                     10.002         12.500           --
   Value at End of Year                     13.260         10.002           --
           No. of Units                     66,101         20,954           --
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year                         --             --           --
   Value at End of Year                         --             --           --
   Venture No. of Units                         --             --           --
NY Venture No. of Units                         --             --           --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
 Value at Start of Year                         --             --           --
   Value at End of Year                         --             --           --
NY Venture No. of Units                         --             --           --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year                         --             --           --
   Value at End of Year                         --             --           --
           No. of Units                         --             --           --
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES
 (units first credited 1-07-1997)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year                         --             --           --
   Value at End of Year                         --             --           --
   Venture No. of Units                         --             --           --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year                     13.705         15.434       16.438
   Value at End of Year                     16.754         13.705       15.434
Ven 22, 20 No. of Units                 15,923,163     14,912,277   13,569,607
    Ven 24 No. of Units                    373,171        358,325      319,579
Ven 22, 20 Contracts with GEM
 Value at Start of Year                     10.204         11.515       12.500
   Value at End of Year                     12.450         10.204       11.515
           No. of Units                    366,087        284,306      105,107
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year                     10.229         11.560       12.355
   Value at End of Year                     12.462         10.229       11.560
           No. of Units                  1,654,898      1,326,802      624,359
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year                     13.705         15.434       16.438
   Value at End of Year                     16.754         13.705       15.434
  Ven 7, 8 No. of Units                  1,085,084        898,596      783,512
     Ven 9 No. of Units                  1,192,955      1,118,763    1,312,153
Ven 3 Contracts with no Optional Riders
 Value at Start of Year                     13.705         15.434       16.438
   Value at End of Year                     16.754         13.705       15.434
           No. of Units                     30,375         25,497       52,710
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES
 (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year                         --             --           --
   Value at End of Year                         --             --           --
   Venture No. of Units                         --             --           --
NY Venture No. of Units                         --             --           --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year                     11.355         12.500           --
   Value at End of Year                     13.882         11.355           --
Ven 22, 20 No. of Units                  8,795,621      1,673,543           --
    Ven 24 No. of Units                  1,464,815        168,815           --

Venture Prior


                           YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED     ENDED       ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                         12/31/10   12/31/09   12/31/08   12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                        ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
 Value at Start of Year     16.280     12.679     18.794     17.973    16.232    15.442    13.837    11.341    12.500        --
   Value at End of Year     17.862     16.280     12.679     18.794    17.973    16.232    15.442    13.837    11.341        --
           No. of Units  1,772,005  1,850,738  1,942,253  2,213,147 2,208,260 1,906,077   929,231   645,649   125,938        --
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year     12.037      9.364     13.867     13.248    12.500        --        --        --        --        --
   Value at End of Year     13.219     12.037      9.364     13.867    13.248        --        --        --        --        --
           No. of Units  2,173,012  2,260,135  2,322,960  2,334,558   933,271        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year     16.095     12.553     18.636     17.849    16.144    15.381    13.803    11.330    12.500        --
   Value at End of Year     17.632     16.095     12.553     18.636    17.849    16.144    15.381    13.803    11.330        --
           No. of Units  4,827,020  5,375,119  5,772,309  6,640,567 7,069,603 5,596,897 2,818,382 1,308,590   486,764        --
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year     12.103      9.402     13.902     13.261    12.500        --        --        --        --        --
   Value at End of Year     13.312     12.103      9.402     13.902    13.261        --        --        --        --        --
   Venture No. of Units 50,789,284 45,959,486 29,484,687 18,123,171 6,682,623        --        --        --        --        --
NY Venture No. of Units  7,305,956  6,604,644  4,091,410  2,388,264   805,122        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
 Value at Start of Year     16.156     12.595     18.688     17.890    12.500        --        --        --        --        --
   Value at End of Year     17.709     16.156     12.595     18.688    17.890        --        --        --        --        --
NY Venture No. of Units    873,126    969,705    995,789    985,448   279,112        --        --        --        --        --
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year     22.211     18.506     22.228     21.392    20.005    19.718    18.416    16.741    16.690    16.398
   Value at End of Year     23.900     22.211     18.506     22.228    21.392    20.005    19.718    18.416    16.741    16.690
Ven 22, 20 No. of Units  2,817,352  3,116,430  2,935,761  2,582,973 2,667,475 2,881,025 2,936,135 2,973,039 3,330,615 2,574,008
    Ven 24 No. of Units     84,518     88,036    129,290     77,210    89,914    93,701    82,793   125,378   140,178    79,993
Ven 22, 20 Contracts with GEM
 Value at Start of Year     16.512     13.785     16.591     15.999    14.992    14.806    13.856    12.621    12.607    12.500
   Value at End of Year     17.732     16.512     13.785     16.591    15.999    14.992    14.806    13.856    12.621    12.607
           No. of Units     73,501     65,402     63,949     65,719    80,337    81,992    88,483    87,156    62,973    24,904
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year     16.948     14.170     17.080     16.496    15.481    15.312    14.351    13.091    13.097    12.913
   Value at End of Year     18.173     16.948     14.170     17.080    16.496    15.481    15.312    14.351    13.091    13.097
           No. of Units    332,837    393,551    487,378    489,170   581,639   608,786   596,827   745,796   908,673   270,099
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year     22.211     18.506     22.228     21.392    20.005    19.718    18.416    16.741    16.690    16.398
   Value at End of Year     23.900     22.211     18.506     22.228    21.392    20.005    19.718    18.416    16.741    16.690
  Ven 7, 8 No. of Units    327,282    331,334    296,174    243,958   228,391   271,508   302,657   257,081   297,513   263,251
     Ven 9 No. of Units    117,036    122,936    128,619    190,690   176,780   189,845   226,599   241,888   282,985   271,170
Ven 3 Contracts with no Optional Riders
 Value at Start of Year     22.211     18.506     22.228     21.392    20.005    19.718    18.416    16.741    16.690    16.398
   Value at End of Year     23.900     22.211     18.506     22.228    21.392    20.005    19.718    18.416    16.741    16.690
           No. of Units     19,841     12,369     26,004     26,668    30,007    29,998    11,501    12,824     5,847     3,017
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year     13.718     11.427     13.708     13.185    12.500        --        --        --        --        --
   Value at End of Year     14.764     13.718     11.427     13.708    13.185        --        --        --        --        --
   Venture No. of Units 28,839,157 22,518,295 10,701,990  2,522,542   645,246        --        --        --        --        --
NY Venture No. of Units  2,334,379  1,699,009    722,380    200,537    41,530        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year     16.415     13.708     16.486     15.897    14.909    14.706    13.744    12.495    12.500        --
   Value at End of Year     17.622     16.415     13.708     16.486    15.897    14.909    14.706    13.744    12.495        --
Ven 22, 20 No. of Units  9,103,201  9,132,208  7,609,031  4,869,156 4,102,455 3,927,264 2,481,748 1,186,682   231,425        --
    Ven 24 No. of Units  1,291,534  1,308,220    374,130    801,710   682,964   675,807   437,942   248,031    54,752        --
Ven 22, 20 Contracts with GEM
 Value at Start of Year     16.166     13.527     16.301     15.750    14.801    14.628    13.699    12.479    12.500        --
   Value at End of Year     17.321     16.166     13.527     16.301    15.750    14.801    14.628    13.699    12.479        --
           No. of Units    276,980    278,131    303,802    256,040   277,404   297,849   209,014   131,019    58,509        --

Venture Prior


                     YEAR        YEAR        YEAR       YEAR       YEAR       YEAR       YEAR        YEAR       YEAR       YEAR
                     ENDED       ENDED       ENDED      ENDED      ENDED      ENDED      ENDED       ENDED      ENDED      ENDED
                   12/31/10     12/31/09    12/31/08   12/31/07   12/31/06   12/31/05   12/31/04    12/31/03   12/31/02   12/31/01
                  -----------  ---------- ----------- ---------- ---------- ---------- ----------  ---------  ---------  ---------
Venture 2006 Contracts with Payment Enhancement
         Value at
    Start of Year      13.543      11.321      13.628     13.155     12.500         --         --         --         --         --
         Value at
      End of Year      14.524      13.543      11.321     13.628     13.155         --         --         --         --         --
     No. of Units     400,773     410,183     373,335    345,423    105,570         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
         Value at
    Start of Year      15.982      13.393      16.163     15.641     14.720     14.571     13.666     12.467     12.500         --
         Value at
      End of Year      17.098      15.982      13.393     16.163     15.641     14.720     14.571     13.666     12.467         --
     No. of Units   1,541,057   1,838,048   1,706,007  1,810,763  1,841,864  1,660,515  1,274,739    876,165    237,071         --
Venture 2006 Contracts with Annual Step Death Benefit
         Value at
    Start of Year      13.618      11.366      13.662     13.168     12.500         --         --         --         --         --
         Value at
      End of Year      14.626      13.618      11.366     13.662     13.168         --         --         --         --         --
      Venture No.
         of Units  11,080,103   9,831,620   3,758,809  1,029,390    219,305         --         --         --         --         --
       NY Venture
     No. of Units   1,484,644   1,272,899     533,748     98,894     21,842         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
         Value at
    Start of Year      16.043      13.437      16.209     15.677     12.500         --         --         --         --         --
         Value at
      End of Year      17.172      16.043      13.437     16.209     15.677         --         --         --         --         --
   NY Venture No.
         of Units     223,982     199,536     190,101    133,568      9,946         --         --         --         --         --
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Venture 2006 Contracts with no Optional Benefits
         Value at
    Start of Year      11.554       8.769      13.992     13.162         --         --         --         --         --         --
         Value at
      End of Year      12.909      11.554       8.769     13.992         --         --         --         --         --         --
      Venture No.
         of Units       2,562       2,585       2,617      2,636         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
         Value at
    Start of Year      18.142      13.802      22.079     20.825     18.606     17.363     15.367     12.029     14.496     16.162
         Value at
      End of Year      20.218      18.142      13.802     22.079     20.825     18.606     17.363     15.367     12.029     14.496
       Ven 22, 20
     No. of Units  10,033,976  11,644,251  13,759,324 17,064,368 20,748,233 20,295,083 18,539,843 17,718,205 16,206,028 16,116,622
           Ven 24
     No. of Units     160,877     174,846     211,112    329,168    373,285    336,706    359,928    323,804    332,652    311,049
Ven 22, 20 Contracts with GEM
         Value at
    Start of Year      13.472      10.270      16.461     15.558     13.928     13.024     11.549      9.059     10.938     12.500
         Value at
      End of Year      14.984      13.472      10.270     16.461     15.558     13.928     13.024     11.549      9.059     10.938
     No. of Units     374,460     412,041     427,796    460,308    420,402    421,096    419,794    391,593    323,431    149,637
Ven 24 Contracts with Payment Enhancement
         Value at
    Start of Year      13.149      10.039      16.115     15.254     13.676     12.807     11.374      8.935     10.805     12.090
         Value at
      End of Year      14.603      13.149      10.039     16.115     15.254     13.676     12.807     11.374      8.935     10.805
     No. of Units     449,616     572,286     685,602    844,602    943,014    975,569    942,618    916,436    846,312    441,021
Ven 9, 8,7 Contracts with no Optional Riders
         Value at
    Start of Year      18.142      13.802      22.079     20.825     18.606     17.363     15.367     12.029     14.496     16.162
         Value at
      End of Year      20.218      18.142      13.802     22.079     20.825     18.606     17.363     15.367     12.029     14.496
     Ven 7, 8 No.
         of Units   1,136,888   1,201,027   1,486,274  1,604,429  1,792,531  1,687,190  1,526,455  1,268,317  1,103,635    722,508
        Ven 9 No.
         of Units     319,669     355,865     416,489    463,348    552,896    611,084    762,279    850,660    929,445  1,106,634
Ven 3 Contracts with no Optional Riders
         Value at
    Start of Year      18.142      13.802      22.079     20.825     18.606     17.363     15.367     12.029     14.496     16.162
         Value at
      End of Year      20.218      18.142      13.802     22.079     20.825     18.606     17.363     15.367     12.029     14.496
     No. of Units     131,469     141,285     133,045    153,380    156,473     40,531     40,613     36,351     23,913     32,099
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
         Value at
    Start of Year      11.470       8.727      13.940     13.148     12.500         --         --         --         --         --
         Value at
      End of Year      12.794      11.470       8.727     13.940     13.148         --         --         --         --         --
      Venture No.
         of Units 186,078,315 171,328,800 134,562,788 94,754,801 35,604,528         --         --         --         --         --
   NY Venture No.
         of Units  12,147,159  11,123,374   8,557,262  6,097,539  2,090,157         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
         Value at
    Start of Year      15.954      12.170      19.488     18.426     16.495     15.415     13.641     10.687     12.500         --
         Value at
      End of Year      17.752      15.954      12.170     19.488     18.426     16.495     15.415     13.641     10.687         --
   Ven 22, 20 No.
         of Units  60,384,159  64,648,488  68,719,804 74,735,556 78,177,429 57,715,424 25,756,026  9,665,980  1,216,088         --
       Ven 24 No.
         of Units   8,498,087   9,000,879   9,327,623 10,136,290 10,321,452  7,371,520  3,646,037  1,420,710     49,114         --
Ven 22, 20 Contracts with GEM
         Value at
    Start of Year      15.712      12.009      19.269     18.257     16.375     15.334     13.596     10.673     12.500         --
         Value at
      End of Year      17.448      15.712      12.009     19.269     18.257     16.375     15.334     13.596     10.673         --
     No. of Units   1,699,794   1,881,655   2,010,275  2,267,885  2,414,849  1,871,385    972,125    638,204     78,532         --

Venture Prior


                             YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED      ENDED      ENDED     ENDED      ENDED       ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04 12/31/03   12/31/02  12/31/01
                          ---------- ---------- ---------- ---------- ---------- ---------- --------- --------- --------- ---------
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     11.323      8.646     13.859     13.117     12.500         --        --        --        --        --
     Value at End of Year     12.586     11.323      8.646     13.859     13.117         --        --        --        --        --
             No. of Units  2,217,557  2,286,737  2,360,020  2,368,224    662,732         --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     15.533     11.890     19.107     18.130     16.286     15.273    13.563    10.663    12.500        --
     Value at End of Year     17.223     15.533     11.890     19.107     18.130     16.286    15.273    13.563    10.663        --
             No. of Units  4,053,834  4,413,749  4,696,535  5,089,661  5,410,470  3,920,256 1,911,377   550,860   324,491        --
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     11.386      8.680     13.893     13.130     12.500         --        --        --        --        --
     Value at End of Year     12.675     11.386      8.680     13.893     13.130         --        --        --        --        --
     Venture No. of Units 76,688,439 70,011,381 54,475,588 36,267,093 13,599,045         --        --        --        --        --
  NY Venture No. of Units  7,587,479  6,978,262  5,273,223  3,145,151  1,019,326         --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     15.593     11.930     19.161     18.172     12.500         --        --        --        --        --
     Value at End of Year     17.298     15.593     11.930     19.161     18.172         --        --        --        --        --
  NY Venture No. of Units  1,430,627  1,501,752  1,520,784  1,482,302    308,193         --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year     15.954     12.170     19.488     18.426     16.495     15.415        --        --        --        --
     Value at End of Year     17.752     15.954     12.170     19.488     18.426     16.495        --        --        --        --
       Ven 9 No. of Units        610        640        670        710        740        771        --        --        --        --
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     21.210     16.901     22.622     21.790     20.012     19.484    17.795    15.316    16.185    16.596
     Value at End of Year     23.122     21.210     16.901     22.622     21.790     20.012    19.484    17.795    15.316    16.185
  Ven 22, 20 No. of Units  3,356,609  3,771,176  4,346,811  5,055,067  5,458,554  5,673,749 5,447,429 5,704,063 5,392,242 4,575,119
      Ven 24 No. of Units    114,502    116,837    143,007    171,180    154,061    125,204   135,892   109,125    81,844    75,876
Ven 22, 20 Contracts with GEM
   Value at Start of Year     15.512     12.386     16.612     16.033     14.754     14.394    13.172    11.360    12.029    12.500
     Value at End of Year     16.877     15.512     12.386     16.612     16.033     14.754    14.394    13.172    11.360    12.029
             No. of Units     81,335     82,530     87,602     90,030    101,105    110,195    90,504    90,007   115,441    31,369
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     15.577     12.456     16.731     16.173     14.905     14.563    13.347    11.528    12.225    12.579
     Value at End of Year     16.922     15.577     12.456     16.731     16.173     14.905    14.563    13.347    11.528    12.225
             No. of Units    388,286    452,219    611,253    880,468  1,020,065  1,098,689 1,085,905 1,047,798 1,002,295   424,701
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year     21.210     16.901     22.622     21.790     20.012     19.484    17.795    15.316    16.185    16.596
     Value at End of Year     23.122     21.210     16.901     22.622     21.790     20.012    19.484    17.795    15.316    16.185
    Ven 7, 8 No. of Units    464,730    438,231    401,819    507,871    538,224    636,781   543,923   526,899   474,427   357,247
       Ven 9 No. of Units    159,395    178,903    190,098    247,257    301,859    353,937   437,771   529,356   575,206   699,091
Ven 3 Contracts with no Optional Riders
   Value at Start of Year     21.210     16.901     22.622     21.790     20.012     19.484    17.795    15.316    16.185    16.596
     Value at End of Year     23.122     21.210     16.901     22.622     21.790     20.012    19.484    17.795    15.316    16.185
             No. of Units     45,461     55,499     65,239     67,341     38,049     36,729    18,419    11,750     2,668    16,026
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.874     10.265     13.728     13.216     12.500         --        --        --        --        --
     Value at End of Year     14.049     12.874     10.265     13.728     13.216         --        --        --        --        --
     Venture No. of Units 42,964,244 36,440,505 19,008,076  9,207,200  2,580,766         --        --        --        --        --
  NY Venture No. of Units  3,964,874  3,303,579  2,163,904    872,209    220,356         --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     16.325     13.050     17.496     16.885     15.540     15.153    13.839    11.911    12.500        --
     Value at End of Year     17.771     16.325     13.050     17.496     16.885     15.540    15.153    13.839    11.911        --
  Ven 22, 20 No. of Units 11,800,697 12,221,766 12,377,126 12,861,689 13,031,345 11,713,806 6,406,128 2,725,735   613,785        --
      Ven 24 No. of Units  2,127,075  2,164,707  2,287,300  2,507,459  2,485,765  2,110,909 1,004,128   499,426    81,435        --
Ven 22, 20 Contracts with GEM
   Value at Start of Year     16.077     12.877     17.300     16.729     15.428     15.073    13.794    11.896    12.500        --
     Value at End of Year     17.466     16.077     12.877     17.300     16.729     15.428    15.073    13.794    11.896        --
             No. of Units    442,452    464,339    531,114    647,580    698,787    678,262   482,523   281,212    30,803        --

Venture Prior


                             YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR     YEAR      YEAR       YEAR
                            ENDED      ENDED       ENDED     ENDED      ENDED      ENDED      ENDED    ENDED     ENDED      ENDED
                           12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05  12/31/04  12/31/03  12/31/02   12/31/01
                          ---------- ---------- ---------- ---------- ---------- ---------- --------- --------- --------- ---------
Venture 2006 Contracts with Payment Enhancement
  Value at Start of Year      12.710     10.170     13.648     13.185     12.500         --        --        --        --        --
    Value at End of Year      13.821     12.710     10.170     13.648     13.185         --        --        --        --        --
            No. of Units     628,257    629,214    233,987    617,199    136,410         --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year      15.894     12.750     17.154     16.614     15.344     15.014    13.760    11.884    12.500        --
    Value at End of Year      17.241     15.894     12.750     17.154     16.614     15.344    15.014    13.760    11.884        --
            No. of Units   2,058,573  2,331,799  2,539,526  2,895,958  2,907,797  2,416,959 1,643,348   801,726   214,108        --
Venture 2006 Contracts with Annual Step Death Benefit
  Value at Start of Year      12.780     10.211     13.683     13.198     12.500         --        --        --        --        --
    Value at End of Year      13.919     12.780     10.211     13.683     13.198         --        --        --        --        --
    Venture No. of Units  17,983,937 15,316,970  7,980,540  4,089,257  1,317,391         --        --        --        --        --
 NY Venture No. of Units   2,754,605  2,348,433  1,368,930    534,617    165,482         --        --        --        --        --
Venture 2006 Contracts with Annual  Step Death Benefit and Payment Enhancement
  Value at Start of Year      15.955     12.792     17.202     16.652     12.500         --        --        --        --        --
    Value at End of Year      17.316     15.955     12.792     17.202     16.652         --        --        --        --        --
 NY Venture No. of Units     478,155    453,690    459,889    434,735    102,114         --        --        --        --        --
MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-06) - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year          --         --         --         --         --     17.061    15.160    12.500        --        --
    Value at End of Year          --         --         --         --         --     17.816    17.061    15.160        --        --
 Ven 22, 20 No. of Units          --         --         --         --         --    738,636   792,390   126,497        --        --
     Ven 24 No. of Units          --         --         --         --         --     69,163    82,249    48,270        --        --
Ven 22, 20 Contracts with GEM
  Value at Start of Year          --         --         --         --         --     17.005    15.140    12.500        --        --
    Value at End of Year          --         --         --         --         --     17.722    17.005    15.140        --        --
            No. of Units          --         --         --         --         --     24,553    25,226    12,499        --        --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year          --         --         --         --         --     16.963    15.125    12.500        --        --
    Value at End of Year          --         --         --         --         --     17.651    16.963    15.125        --        --
            No. of Units          --         --         --         --         --     30,712    31,043    10,337        --        --
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year          --         --         --         --         --     17.061    15.160    12.500        --        --
    Value at End of Year          --         --         --         --         --     17.816    17.061    15.160        --        --
      Ven 9 No. of Units          --         --         --         --         --     16,192    16,602     5,319        --        --
            No. of Units          --         --         --         --         --     58,308    63,245    74,543        --        --
Ven 3 Contracts with no Optional Riders
  Value at Start of Year          --         --         --         --         --     17.061    15.160    12.500        --        --
    Value at End of Year          --         --         --         --         --     17.816    17.061    15.160        --        --
            No. of Units          --         --         --         --         --      2,570     2,110        --        --        --
MID CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
  Value at Start of Year      17.467     12.952     20.657     19.486     18.010     16.303    14.275    10.757    12.859    13.272
    Value at End of Year      21.700     17.467     12.952     20.657     19.486     18.010    16.303    14.275    10.757    12.859
 Ven 22, 20 No. of Units     798,100    832,371  1,037,667  1,217,645  1,619,071  1,572,792 1,762,965 2,037,286 2,160,083 1,445,166
     Ven 24 No. of Units      25,705     23,079     23,056     30,006     33,471     29,772    32,532    35,593    37,352    29,578
Ven 22, 20 Contracts with GEM
  Value at Start of Year      15.913     11.823     18.894     17.859     16.540     15.002    13.162     9.938    11.904    12.500
    Value at End of Year      19.729     15.913     11.823     18.894     17.859     16.540    15.002    13.162     9.938    11.904
            No. of Units      11,800     13,019     13,158     12,805     16,454     14,174    14,918    24,778    17,742     6,892
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year      16.863     12.547     20.083     19.011     17.633     16.018    14.074    10.643    12.767    13.223
    Value at End of Year      20.876     16.863     12.547     20.083     19.011     17.633    16.018    14.074    10.643    12.767
            No. of Units      28,905     36,941     51,624     56,877     53,356     54,648    54,496    56,431    56,880    36,519
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year      17.467     12.952     20.657     19.486     18.010     16.303    14.275    10.757    12.859    13.272
    Value at End of Year      21.700     17.467     12.952     20.657     19.486     18.010    16.303    14.275    10.757    12.859
   Ven 7, 8 No. of Units     119,990    139,873    161,422    178,723    232,052    264,718   301,020   300,136   282,297   158,504
      Ven 9 No. of Units      31,874     31,330     27,038     38,469     42,990     36,644    44,253    46,607    50,525    23,391

Venture Prior


                             YEAR       YEAR       YEAR       YEAR      YEAR        YEAR      YEAR       YEAR      YEAR     YEAR
                            ENDED      ENDED       ENDED      ENDED     ENDED      ENDED     ENDED      ENDED     ENDED    ENDED
                           12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05  12/31/04   12/31/03  12/31/02 12/31/01
                          ----------  --------   --------   --------   --------   --------  --------   --------  -------- --------
Ven 3 Contracts with no Optional Riders
 Value at Start of Year       17.467    12.952     20.657     19.486    18.010      16.303    14.275    10.757    12.859    13.272
   Value at End of Year       21.700    17.467     12.952     20.657    19.486      18.010    16.303    14.275    10.757    12.859
           No. of Units        9,185    11,784     12,086     11,491    11,422       8,159    15,399    15,949     3,087     3,760
MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year       11.407     8.460     13.483     12.708    12.500          --        --        --        --        --
   Value at End of Year       14.186    11.407      8.460     13.483    12.708          --        --        --        --        --
   Venture No. of Units      137,222   140,192     93,178     73,144    19,590          --        --        --        --        --
NY Venture No. of Units       17,915    15,687      5,263      5,291     2,511          --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year       16.030    11.920     19.044     17.994    16.673      15.124    13.262    10.013    12.500        --
   Value at End of Year       19.887    16.030     11.920     19.044    17.994      16.673    15.124    13.262    10.013        --
Ven 22, 20 No. of Units      571,595   624,856    648,717    648,059   774,328     542,656   553,730   445,990   140,096        --
    Ven 24 No. of Units      129,753   131,595    152,171    161,790   201,859     158,796   149,867    90,131    35,062        --
Ven 22, 20 Contracts with GEM
 Value at Start of Year       15.787    11.762     18.830     17.828    16.552      15.044    13.219    10.000    12.500        --
   Value at End of Year       19.546    15.787     11.762     18.830    17.828      16.552    15.044    13.219    10.000        --
           No. of Units       72,837    84,398     92,858     87,782   116,268     114,072   117,692   100,295     4,403        --
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year       11.279     8.395     13.426     12.699    12.500          --        --        --        --        --
   Value at End of Year       13.978    11.279      8.395     13.426    12.699          --        --        --        --        --
           No. of Units        5,441     6,469      5,537      8,201     2,424          --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year       15.607    11.646     18.672     17.705    16.462      14.985    13.187     9.990    12.500        --
   Value at End of Year       19.294    15.607     11.646     18.672    17.705      16.462    14.985    13.187     9.990        --
           No. of Units       69,891    92,754    104,683    114,372   113,937      83,936    78,335    67,111    26,727        --
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year       11.333     8.423     13.451     12.703    12.500          --        --        --        --        --
   Value at End of Year       14.067    11.333      8.423     13.451    12.703          --        --        --        --        --
   Venture No. of Units       77,787    74,350     59,613     46,850    30,993          --        --        --        --        --
NY Venture No. of Units       18,120    20,238      8,670      8,436     7,639          --        --        --        --        --
Venture 2006 Contracts with Annual  Step Death Benefit and Payment Enhancement
 Value at Start of Year       15.667    11.684     18.724     17.746    12.500          --        --        --        --        --
   Value at End of Year       19.378    15.667     11.684     18.724    17.746          --        --        --        --        --
NY Venture No. of Units        2,809     1,927      1,010        920       267          --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year       16.030    11.920     19.044     17.994    16.673      15.124        --        --        --        --
   Value at End of Year       19.887    16.030     11.920     19.044    17.994      16.673        --        --        --        --
     Ven 9 No. of Units        1,232     1,293      1,353      1,994     2,055       2,117        --        --        --        --
MID CAP INTERSECTION TRUST (MERGED INTO MID CAP INDEX TRUST EFF 11-16-09) - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year           --        --     11.531     12.500        --          --        --        --        --        --
   Value at End of Year           --        --      6.592     11.531        --          --        --        --        --        --
   Venture No. of Units           --        --     30,268      6,848        --          --        --        --        --        --
NY Venture No. of Units           --        --      1,991      1,670        --          --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year           --        --     11.512     12.500        --          --        --        --        --        --
   Value at End of Year           --        --      6.564     11.512        --          --        --        --        --        --
Ven 22, 20 No. of Units           --        --     84,023     60,812        --          --        --        --        --        --
    Ven 24 No. of Units           --        --         46         --        --          --        --        --        --        --
Ven 22, 20 Contracts with GEM
 Value at Start of Year           --        --     12.500         --        --          --        --        --        --        --
   Value at End of Year           --        --      6.542         --        --          --        --        --        --        --
           No. of Units           --        --        344         --        --          --        --        --        --        --
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year           --        --     11.504     12.500        --          --        --        --        --        --
   Value at End of Year           --        --      6.553     11.504        --          --        --        --        --        --
           No. of Units           --        --      1,537        695        --          --        --        --        --        --

Venture Prior


                             YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR
                             ENDED      ENDED     ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED
                           12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04  12/31/03  12/31/02 12/31/01
                          ---------- ---------- ---------- ---------- ---------- ---------- --------- --------- --------- ---------
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year           --         --     12.500         --         --         --        --        --        --        --
   Value at End of Year           --         --      6.526         --         --         --        --        --        --        --
           No. of Units           --         --         84         --         --         --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year           --         --     11.516     12.500         --         --        --        --        --        --
   Value at End of Year           --         --      6.570     11.516         --         --        --        --        --        --
   Venture No. of Units           --         --     31,321      6,336         --         --        --        --        --        --
NY Venture No. of Units           --         --     21,571         --         --         --        --        --        --        --
Venture 2006 Contracts with Annual Step Death  Benefit and Payment Enhancement
 Value at Start of Year           --         --     11.489     12.500         --         --        --        --        --        --
   Value at End of Year           --         --      6.531     11.489         --         --        --        --        --        --
NY Venture No. of Units           --         --        669        617         --         --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year           --         --     11.512     12.500         --         --        --        --        --        --
   Value at End of Year           --         --      6.564     11.512         --         --        --        --        --        --
     Ven 9 No. of Units           --         --      2,791         --         --         --        --        --        --        --
           No. of Units           --         --     10,596        243         --         --        --        --        --        --
MID CAP STOCK TRUST - SERIES I SHARES (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year       14.448      3.278     20.118     16.511     14.746     13.051    11.119     7.922    10.375    11.822
   Value at End of Year       17.537     14.448      3.278     20.118     16.511     14.746    13.051    11.119     7.922    10.375
Ven 22, 20 No. of Units    4,560,555  5,308,137  6,389,202  7,360,169  9,811,367 10,843,192 6,516,608 6,572,285 5,566,897 5,516,464
    Ven 24 No. of Units      207,080    240,250    274,118    320,664    433,843    490,287   193,333   200,488   202,604   220,863
Ven 22, 20 Contracts with GEM
 Value at Start of Year       14.591     11.287     20.397     16.774     15.011     13.312    11.364     8.113    10.646    12.500
   Value at End of Year       17.674     14.591     11.287     20.397     16.774     15.011    13.312    11.364     8.113    10.646
           No. of Units       62,067     70,665     87,222     69,434     92,136    103,163    74,833    79,291    68,471    29,600
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year       14.457     11.201     20.271     16.695     14.963     13.290    11.362     8.124    10.676    12.208
   Value at End of Year       17.486     14.457     11.201     20.271     16.695     14.963    13.290    11.362     8.124    10.676
           No. of Units      244,217    312,278    462,521    401,579    454,466    474,492   302,058   328,635   284,176   160,451
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year       14.448     11.155     20.118     16.511     14.746     13.051    11.119     7.922    10.375    11.822
   Value at End of Year       17.537     14.448     11.155     20.118     16.511     14.746    13.051    11.119     7.922    10.375
  Ven 7, 8 No. of Units      432,641    516,884    598,299    771,304    863,608  1,005,784   628,579   596,366   412,241   415,187
     Ven 9 No. of Units      105,767    112,721    139,648    162,973    225,411    271,492   121,334   130,541    79,846    80,043
Ven 3 Contracts with no Optional Riders
 Value at Start of Year       14.448     11.155     20.118     16.511     14.746     13.051    11.119     7.922    10.375    11.822
   Value at End of Year       17.537     14.448     11.155     20.118     16.511     14.746    13.051    11.119     7.922    10.375
           No. of Units       67,847     79,752     89,058     75,351     87,800     82,248    50,831    36,626    39,384    29,569
MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year       11.233      8.671     15.628     12.816     12.500         --        --        --        --        --
   Value at End of Year       13.637     11.233      8.671     15.628     12.816         --        --        --        --        --
   Venture No. of Units      255,420    270,449    267,398    216,592     65,100         --        --        --        --        --
NY Venture No. of Units       27,145     26,460     27,415     21,118      8,153         --        --        --        --        --
Ven 24, 22, 20 Contracts with no  Optional Benefits
 Value at Start of Year       18.195     10.003     25.440     20.916     18.719     16.589    14.167    10.120    12.500        --
   Value at End of Year       22.034     18.195     10.003     25.440     20.916     18.719    16.589    14.167    10.120        --
Ven 22, 20 No. of Units    1,264,329  1,402,275  1,561,351  1,534,280  1,681,320  1,697,798 1,230,457   927,286   151,075        --
    Ven 24 No. of Units      367,227    423,822    466,716    460,207    480,630    502,398   348,792   200,488    33,898        --
Ven 22, 20 Contracts with GEM
 Value at Start of Year       17.919     13.894     25.154     20.723     18.584     16.502    14.121    10.107    12.500        --
   Value at End of Year       21.656     17.919     13.894     25.154     20.723     18.584    16.502    14.121    10.107        --
           No. of Units       64,079     80,501    104,638    121,231    132,661    121,492    81,679    69,909    12,687        --
Venture 2006 Contracts with Payment  Enhancement
 Value at Start of Year       11.090      8.590     15.537     12.787     12.500         --        --        --        --        --
   Value at End of Year       13.416     11.090      8.590     15.537     12.787         --        --        --        --        --
           No. of Units       20,435     25,497     23,757     20,354      2,894         --        --        --        --        --

Venture Prior


                             YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR      YEAR
                            ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED     ENDED
                           12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                          ---------- ---------- ---------- ---------- ---------- ---------- --------- --------- --------- ---------
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year      17.714     13.756     24.943      20.580     18.483     16.437    14.087    10.097    12.500        --
   Value at End of Year      21.377     17.714     13.756      24.943     20.580     18.483    16.437    14.087    10.097        --
           No. of Units     149,536    174,699    198,274     192,518    228,135    216,605   166,957   102,097    47,469        --
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year      11.151      8.625     15.576      12.799     12.500         --        --        --        --        --
   Value at End of Year      13.511     11.151      8.625      15.576     12.799         --        --        --        --        --
   Venture No. of Units     209,057    192,153    177,373     116,075     42,972         --        --        --        --        --
NY Venture No. of Units      10,304     10,624      8,661      11,667      3,683         --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
 Value at Start of Year      17.782     13.802     25.013      20.627     12.500         --        --        --        --        --
   Value at End of Year      21.470     17.782     13.802      25.013     20.627         --        --        --        --        --
NY Venture No. of Units       5,846      9,459      8,829       5,225        418         --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year          --         --     25.440      20.916     18.719     16.589        --        --        --        --
   Value at End of Year          --         --     11.933      25.440     20.916     18.719        --        --        --        --
     Ven 9 No. of Units          --         --         --         827        827        827        --        --        --        --
MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-01-09) - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year          --         --     20.415      20.562     18.572     17.438    14.209    11.494    12.967    12.500
   Value at End of Year          --         --     12.272      20.415     20.562     18.572    17.438    14.209    11.494    12.967
Ven 22, 20 No. of Units          --         --  2,095,320   3,049,597  4,183,119  5,320,270 5,734,182 5,362,030 5,302,902 2,477,819
    Ven 24 No. of Units          --         --     56,365      75,721    105,806    130,265   130,245   126,795   134,600    46,275
Ven 22, 20 Contracts with GEM
 Value at Start of Year          --         --     20.144      20.330     18.399     17.310    14.133    11.456    12.950    12.500
   Value at End of Year          --         --     12.085      20.144     20.330     18.399    17.310    14.133    11.456    12.950
           No. of Units          --         --     31,502      53,298     65,492     78,203    90,413   112,668   114,495    64,159
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year          --         --     19.944      20.158     18.271     17.215    14.076    11.427    12.936    12.500
   Value at End of Year          --         --     11.946      19.944     20.158     18.271    17.215    14.076    11.427    12.936
           No. of Units          --         --    185,889     236,505    299,258    357,753   371,170   343,447   388,437   108,621
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year          --         --     20.415      20.562     18.572     17.438    14.209    11.494    12.967    12.500
   Value at End of Year          --         --     12.272      20.415     20.562     18.572    17.438    14.209    11.494    12.967
  Ven 7, 8 No. of Units          --         --    312,873     424,480    597,707    868,842   923,499   808,002   817,849   240,184
     Ven 9 No. of Units          --         --     47,562      75,431     91,631    142,839   140,272    94,347   112,506    57,503
Ven 3 Contracts with no Optional Riders
 Value at Start of Year          --         --     20.415      20.562     18.572     17.438    14.209    11.494    12.967    12.500
   Value at End of Year          --         --     12.272      20.415     20.562     18.572    17.438    14.209    11.494    12.967
           No. of Units          --         --     25,166      31,727     39,164     52,243    41,364    43,433    99,198    33,279
MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year          --         --     19.087      19.260     17.434     16.406    13.394    10.854    12.500        --
   Value at End of Year          --         --     11.449      19.087     19.260     17.434    16.406    13.394    10.854        --
Ven 22, 20 No. of Units          --         --  1,494,841   1,709,097  2,026,553  2,338,620 2,256,603 1,648,420   571,411        --
    Ven 24 No. of Units          --         --    413,958     448,923    490,324    517,657   512,874   356,825    91,791        --
Ven 22, 20 Contracts with GEM
 Value at Start of Year          --         --     18.873      19.083     17.307     16.319    13.350    10.841    12.500        --
   Value at End of Year          --         --     11.298      18.873     19.083     17.307    16.319    13.350    10.841        --
           No. of Units          --         --    128,085     142,327    154,445    165,889   143,651    99,217    24,967        --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year          --         --     18.714      18.951     17.213     16.255    13.317    10.830    12.500        --
   Value at End of Year          --         --     11.186      18.714     18.951     17.213    16.255    13.317    10.830        --
           No. of Units          --         --    213,223     243,844    286,882    302,164   290,149   244,976   112,237        --
MID VALUE TRUST - SERIES  I SHARES (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year      17.346     12.500         --          --         --         --        --        --        --        --
   Value at End of Year      17.346     17.346         --          --         --         --        --        --        --        --
Ven 22, 20 No. of Units          --      1,593         --          --         --         --        --        --        --        --

Venture Prior


                             YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR       YEAR       YEAR
                             ENDED     ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED      ENDED      ENDED
                           12/31/10   12/31/09   12/31/08   12/31/07   12/31/06  12/31/05  12/31/04 12/31/03   12/31/02   12/31/01
                          ---------- ---------- ---------- --------- ---------- --------- --------- ---------  ---------  ---------
MID VALUE TRUST - SERIES II SHARES (units first  credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year       15.137     10.513     16.372    16.553    13.982     12.500        --         --         --         --
   Value at End of Year       17.283     15.137     10.513    16.372    16.553     13.982        --         --         --         --
Ven 22, 20 No. of Units    3,227,034  3,711,980    299,608   357,460   391,887    126,143        --         --         --         --
    Ven 24 No. of Units      407,468    462,107     23,428    25,044    12,016      2,779        --         --         --         --
Ven 22, 20 Contracts with GEM
 Value at Start of Year       14.996     10.436     16.284    16.498    13.963     12.500        --         --         --         --
   Value at End of Year       17.088     14.996     10.436    16.284    16.498     13.963        --         --         --         --
           No. of Units      136,732    146,840      3,061     4,728     2,205      1,027        --         --         --         --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year       14.891     10.378     16.220    16.457    13.949     12.500        --         --         --         --
   Value at End of Year       16.943     14.891     10.378    16.220    16.457     13.949        --         --         --         --
           No. of Units      301,827    355,145     15,727    15,297    18,426      6,282        --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year       15.150     10.513     16.372    16.553    13.982     12.500        --         --         --         --
   Value at End of Year       17.354     15.150     10.513    16.372    16.553     13.982        --         --         --         --
  Ven 7, 8 No. of Units           --         --         --        --        --      8,384        --         --         --         --
     Ven 9 No. of Units       45,559     51,290      4,899     4,944    15,559        698        --         --         --         --
           No. of Units      279,083    327,628     31,517    47,441    46,217         --        --         --         --         --
Ven 3 Contracts with no Optional Riders
 Value at Start of Year       15.150     10.513     16.372    16.553    13.982     12.500        --         --         --         --
   Value at End of Year       17.354     15.150     10.513    16.372    16.553     13.982        --         --         --         --
           No. of Units       28,484     30,554      3,657     5,156     5,902        334        --         --         --         --
MONEY MARKET TRUST - SERIES I SHARES (units first credited 5-04-1987)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year       13.172     13.298     12.500        --        --         --        --         --         --         --
   Value at End of Year       13.021     13.172     13.298        --        --         --        --         --         --         --
   Venture No. of Units          825        827        829        --        --         --        --         --         --         --
Ven 24, 22, 20 Contracts with no  Optional Benefits
 Value at Start of Year       18.214     18.435     18.371    17.819    17.301     17.089    17.192     17.334     17.374     17.010
   Value at End of Year       17.961     18.214     18.435    18.371    17.819     17.301    17.089     17.192     17.334     17.374
Ven 22, 20 No. of Units    4,008,763  5,392,590  8,639,261 7,827,050 8,299,826  8,146,439 9,489,404 12,418,668 20,762,216 23,776,122
    Ven 24 No. of Units      134,069    167,155    284,252   257,277   273,693    356,392   378,701    523,099    717,978    923,114
Ven 22, 20 Contracts with GEM
 Value at Start of Year       13.106     13.291     13.272    12.899    12.549     12.420    12.520     12.648     12.703     12.500
   Value at End of Year       12.898     13.106     13.291    13.272    12.899     12.549    12.420     12.520     12.648     12.703
           No. of Units       65,349     90,820    126,138    95,041    79,118     87,841    97,583    150,973    427,606    216,473
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year       13.203     13.409     13.410    13.053    12.718     12.606    12.726     12.876     12.951     12.725
   Value at End of Year       12.974     13.203     13.409    13.410    13.053     12.718    12.606     12.726     12.876     12.951
           No. of Units      228,363    393,964    742,995   726,002   664,563    789,047   744,203  1,185,954  2,239,473  1,423,654
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year       18.214     18.435     18.371    17.819    17.301     17.089    17.192     17.334     17.374     17.010
   Value at End of Year       17.961     18.214     18.435    18.371    17.819     17.301    17.089     17.192     17.334     17.374
  Ven 7, 8 No. of Units    1,046,920  1,437,308  1,980,647 1,723,630 1,679,318  1,736,637 2,136,230  2,869,078  4,774,115  5,932,529
     Ven 9 No. of Units      253,544    314,144    432,868   420,154   579,654    736,544   755,072    851,188  1,333,295  1,543,723
Ven 3 Contracts with no Optional Riders
 Value at Start of Year       18.214     18.435     18.371    17.819    17.301     17.089    17.192     17.334     17.374     17.010
   Value at End of Year       17.961     18.214     18.435    18.371    17.819     17.301    17.089     17.192     17.334     17.374
           No. of Units      108,758    122,709    150,413   161,314   132,214    158,302   189,165    273,447    404,157    501,742
Ven 1 Contracts with no Optional Riders
 Value at Start of Year       20.171     20.393     20.301    19.669    19.076     18.823    18.915     19.050     19.074     18.654
   Value at End of Year       19.912     20.171     20.393    20.301    19.669     19.076    18.823     18.915     19.050     19.074
           No. of Units        4,011      4,011      4,012     4,028     4,030      4,031     4,032      4,034      4,035      4,044
MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year       13.086     13.227     13.175    12.772    12.500         --        --         --         --         --
   Value at End of Year       12.936     13.086     13.227    13.175    12.772         --        --         --         --         --
   Venture No. of Units   11,931,488 13,774,714 10,993,289 2,055,751   795,970         --        --         --         --         --
NY Venture No. of Units      399,224    618,056    521,737   134,319    41,156         --        --         --         --         --

Venture Prior


                             YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR
                            ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED
                           12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04  12/31/03  12/31/02 12/31/01
                          ---------- ---------- ---------- ---------- ---------- ---------- --------- --------- --------- --------
Ven 24, 22, 20 Contracts with no  Optional Benefits
 Value at Start of Year       12.925     13.097     13.078     12.710     12.365     12.238    12.337    12.463   12.500       --
   Value at End of Year       12.745     12.925     13.097     13.078     12.710     12.365    12.238    12.337   12.463       --
Ven 22, 20 No. of Units    5,083,761  7,170,551 10,719,506  3,598,487  2,681,631  2,301,410 1,923,372 1,909,532  985,880       --
    Ven 24 No. of Units      856,399  1,027,956  1,464,378    834,407    658,888    328,203   504,623   344,157  200,546       --
Ven 22, 20 Contracts with GEM
 Value at Start of Year       12.729     12.924     12.931     12.593     12.276     12.174    12.296    12.447   12.500       --
   Value at End of Year       12.527     12.729     12.924     12.931     12.593     12.276    12.174    12.296   12.447       --
           No. of Units      147,454    222,037    332,048    196,252    173,045    241,586   156,741   141,093  156,044       --
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year       12.919     13.104     13.098     12.743     12.500         --        --        --       --       --
   Value at End of Year       12.727     12.919     13.104     13.098     12.743         --        --        --       --       --
           No. of Units      123,342    177,033    360,344    145,170     30,165         --        --        --       --       --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year       12.583     12.796     12.822     12.506     12.209     12.126    12.266    12.435   12.500       --
   Value at End of Year       12.365     12.583     12.796     12.822     12.506     12.209    12.126    12.266   12.435       --
           No. of Units      633,874    965,937  1,668,873    962,315    674,994    769,100   601,362   644,149  565,393       --
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year       12.990     13.157     13.131     12.755     12.500         --        --        --       --       --
   Value at End of Year       12.816     12.990     13.157     13.131     12.755         --        --        --       --       --
   Venture No. of Units    4,156,351  5,264,535  3,294,654    968,324    163,023         --        --        --       --       --
NY Venture No. of Units      370,918    592,310    372,374     97,392      6,603         --        --        --       --       --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
 Value at Start of Year       12.632     12.838     12.859     12.535     12.500         --        --        --       --       --
   Value at End of Year       12.419     12.632     12.838     12.859     12.535         --        --        --       --       --
NY Venture No. of Units      107,322     88,432    120,359     44,212     10,901         --        --        --       --       --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year       12.925     13.097     12.500         --         --         --        --        --       --       --
   Value at End of Year       12.745     12.925     13.097         --         --         --        --        --       --       --
           No. of Units        3,577      5,929      8,251         --         --         --        --        --       --       --
NATURAL RESOURCES TRUST - SERIES II  SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year       12.846      8.178     17.134     12.342     12.500         --        --        --       --       --
   Value at End of Year       14.588     12.846      8.178     17.134     12.342         --        --        --       --       --
   Venture No. of Units      450,336    431,585    335,542    261,864     60,990         --        --        --       --       --
NY Venture No. of Units       54,023     56,737     34,803     12,662      7,082         --        --        --       --       --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year       39.116     24.964     52.434     37.865     31.465     21.792    17.816    12.500       --       --
   Value at End of Year       44.309     39.116     24.964     52.434     37.865     31.465    21.792    17.816       --       --
Ven 22, 20 No. of Units    1,178,526  1,275,881  1,289,504  1,614,408  1,915,097  2,011,774 1,249,132   108,007       --       --
    Ven 24 No. of Units      125,264    131,891    118,893    143,868    128,722    119,033    86,284    27,084       --       --
Ven 22, 20 Contracts with GEM
 Value at Start of Year       38.598     24.683     51.948     37.590     31.298     21.720    17.792    12.500       --       --
   Value at End of Year       43.636     38.598     24.683     51.948     37.590     31.298    21.720    17.792       --       --
           No. of Units       44,414     66,533     51,469     34,183     51,790     39,850    16,900     5,192       --       --
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year       12.682      8.102     17.034     12.314     12.500         --        --        --       --       --
   Value at End of Year       14.352     12.682      8.102     17.034     12.314         --        --        --       --       --
           No. of Units       38,553     43,443     36,729     38,701      6,658         --        --        --       --       --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year       38.214     24.475     51.586     37.385     31.174     21.666    17.775    12.500       --       --
   Value at End of Year       43.137     38.214     24.475     51.586     37.385     31.174    21.666    17.775       --       --
           No. of Units       50,708     68,953     67,626     86,951     86,149     95,896    40,413    10,561       --       --
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year       12.752      8.135     17.077     12.326     12.500         --        --        --       --       --
   Value at End of Year       14.453     12.752      8.135     17.077     12.326         --        --        --       --       --
   Venture No. of Units      278,605    289,902    183,516    126,027     65,868         --        --        --       --       --
NY Venture No. of Units       28,036     25,576     10,611     13,287      1,476         --        --        --       --       --

Venture Prior


                             YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR       YEAR     YEAR
                            ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED    ENDED
                           12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01
                           --------   --------   --------   --------   --------   --------   --------  --------  --------  --------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
 Value at Start of Year      38.342     24.544     51.707    37.453      12.500         --        --        --      --         --
   Value at End of Year      43.303     38.342     24.544    51.707      37.453         --        --        --      --         --
NY Venture No. of Units       2,847      4,526      5,414    19,153       1,375         --        --        --      --         --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year      39.116     24.964     52.434    37.865      31.465     21.792    17.816    12.500      --         --
   Value at End of Year      44.309     39.116     24.964    52.434      37.865     31.465    21.792    17.816      --         --
  Ven 7, 8 No. of Units          --         --         --        --          --    256,977   156,826    55,086      --         --
     Ven 9 No. of Units      30,483     33,769     33,093    43,050      43,072     55,708    35,614     8,952      --         --
           No. of Units     156,756    176,693    175,542   236,741     233,152         --        --        --      --         --
Ven 3 Contracts with no Optional Riders
 Value at Start of Year      39.116     24.964     52.434    37.865      31.465     21.792    17.816    12.500      --         --
   Value at End of Year      44.309     39.116     24.964    52.434      37.865     31.465    21.792    17.816      --         --
           No. of Units      13,001     11,056      9,353    12,827      13,026     18,111    10,005    10,886      --         --
OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year      15.219     12.056     21.541    21.094      18.615     17.420    15.405    12.500      --         --
   Value at End of Year      17.892     15.219     12.056    21.541      21.094     18.615    17.420    15.405      --         --
Ven 22, 20 No. of Units      44,048     36,032     49,538    64,223      62,469     73,517    55,309     4,397      --         --
    Ven 24 No. of Units      13,141     14,644     15,099    13,263      14,550     20,093    10,781        28      --         --
Ven 22, 20 Contracts with GEM
 Value at Start of Year      15.018     11.920     21.341    17.362          --         --    15.385    12.500      --         --
   Value at End of Year      15.018     15.018     11.920    21.341          --         --    17.362    15.385      --         --
           No. of Units          --        487        487       487          --         --        --         5      --         --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year      14.869     11.819     21.193    20.826      18.443     17.319    15.370    12.500      --         --
   Value at End of Year      17.419     14.869     11.819    21.193      20.826     18.443    17.319    15.370      --         --
           No. of Units       1,611        310      1,855     2,402       3,176      5,398     1,385        --      --         --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year      15.219     12.056     21.541    21.094      18.615     17.420    15.405    12.500      --         --
   Value at End of Year      17.892     15.219     12.056    21.541      21.094     18.615    17.420    15.405      --         --
  Ven 7, 8 No. of Units          --         --         --        --          --      6,692     4,003     1,773      --         --
     Ven 9 No. of Units       1,248      1,250      2,975     6,839          --        254       255       395      --         --
           No. of Units         992        580      1,796     2,524       7,200         --        --        --      --         --
Ven 3 Contracts with no Optional Riders
 Value at Start of Year      15.219     12.056     21.541    21.094      17.420         --    15.405    12.500      --         --
   Value at End of Year      17.892     15.219     12.056    21.541      21.094         --    17.420    15.405      --         --
           No. of Units         883        419        419       419         419         --        --        --      --         --
OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - SERIES II SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year      12.320     10.035     17.356    18.605      15.586     14.525    12.500        --      --         --
   Value at End of Year      13.742     12.320     10.035    17.356      18.605     15.586    14.525        --      --         --
Ven 22, 20 No. of Units      58,672     46,021     53,597    73,710      83,075     57,388    19,641        --      --         --
    Ven 24 No. of Units         577        906        907     1,170       4,052      1,086     5,114        --      --         --
Ven 22, 20 Contracts with GEM
 Value at Start of Year      12.181      9.942     17.229    18.507      15.534     14.505    12.500        --      --         --
   Value at End of Year      13.560     12.181      9.942    17.229      18.507     15.534    14.505        --      --         --
           No. of Units         139        140      1,287     1,293       2,375        142       142        --      --         --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year      12.078      9.872     17.135    18.433      15.496     14.491    12.500        --      --         --
   Value at End of Year      13.425     12.078      9.872    17.135      18.433     15.496    14.491        --      --         --
           No. of Units         721      1,831      2,011     1,987       1,503      1,941       726        --      --         --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year      12.320     10.035     17.356    18.605      15.586     14.525    12.500        --      --         --
   Value at End of Year      13.742     12.320     10.035    17.356      18.605     15.586    14.525        --      --         --
  Ven 7, 8 No. of Units          --         --         --        --          --      3,527        69        --      --         --
     Ven 9 No. of Units         711        711      1,806     2,008       2,008      2,161     1,578        --      --         --
           No. of Units       4,329      5,059      5,654     8,242       2,573         --        --        --      --         --

Venture Prior


                            YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR        YEAR
                            ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED       ENDED
                           12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04   12/31/03   12/31/02    12/31/01
                           --------  --------  --------  --------  --------  --------  ---------  ---------  ----------  ----------
Ven 3 Contracts with no Optional Riders
  Value at Start of Year         --        --        --    18.605    15.586    14.525     12.500         --          --          --
    Value at End of Year         --        --        --    17.356    18.605    15.586     14.525         --          --          --
            No. of Units         --        --        --     1,102     1,138        --         --         --          --          --
OVERSEAS EQUITY TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-03-10) - SERIES II SHARES (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year        --    11.280    19.789    17.886    15.160    12.500         --         --          --          --
     Value at End of Year        --    14.509    11.280    19.789    17.886    15.160         --         --          --          --
  Ven 22, 20 No. of Units        --    86,902   112,549   132,649   152,538    94,595         --         --          --          --
      Ven 24 No. of Units        --     4,070     9,661    14,007    14,486     4,363         --         --          --          --
Ven 22, 20 Contracts with GEM
  Value at Start of Year         --    11.197    19.684    17.826    15.140    12.500         --         --          --          --
    Value at End of Year         --    14.374    11.197    19.684    17.826    15.140         --         --          --          --
            No. of Units         --     1,027     1,993     1,030     1,667       668         --         --          --          --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year         --    11.136    19.605    17.782    15.125    12.500         --         --          --          --
    Value at End of Year         --    14.274    11.136    19.605    17.782    15.125         --         --          --          --
            No. of Units         --     3,513     4,518     4,624     3,794     1,206         --         --          --          --
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year         --    11.280    19.789    17.886    15.160    12.500         --         --          --          --
    Value at End of Year         --    14.509    11.280    19.789    17.886    15.160         --         --          --          --
   Ven 7, 8 No. of Units         --        --        --        --        --    13,563         --         --          --          --
      Ven 9 No. of Units         --     1,127     1,229     5,003     4,984       875         --         --          --          --
            No. of Units         --    24,439    23,589    29,890    30,477        --         --         --          --          --
Ven 3 Contracts with no Optional Riders
  Value at Start of Year         --    11.280    19.789    17.886    15.160    12.500         --         --          --          --
    Value at End of Year         --    14.509    11.280    19.789    17.886    15.160         --         --          --          --
            No. of Units         --       152       152       153       128     5,531         --         --          --          --
OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-01-05) - SERIES I SHARES (units first credited 1-09-1995)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year        --        --        --        --        --        --     11.678      8.233      10.628      13.661
     Value at End of Year        --        --        --        --        --        --     12.873     11.678       8.233      10.628
  Ven 22, 20 No. of Units        --        --        --        --        --        --  7,861,388  9,133,261  10,929,678  13,292,645
      Ven 24 No. of Units        --        --        --        --        --        --    195,461    233,009     247,378     276,663
Ven 22, 20 Contracts with GEM
  Value at Start of Year         --        --        --        --        --        --     10.609      7.495       9.694      12.500
    Value at End of Year         --        --        --        --        --        --     11.671     10.609       7.495       9.694
            No. of Units         --        --        --        --        --        --     20,478     18,448      21,984      14,482
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year         --        --        --        --        --        --      9.493      6.716       8.700      11.223
    Value at End of Year         --        --        --        --        --        --     10.427      9.493       6.716       8.700
            No. of Units         --        --        --        --        --        --    107,898    102,234     108,578      79,174
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year         --        --        --        --        --        --     11.678      8.233      10.628      13.661
    Value at End of Year         --        --        --        --        --        --     12.873     11.678       8.233      10.628
   Ven 7, 8 No. of Units         --        --        --        --        --        --  1,603,708  1,879,391   2,313,445   2,732,469
      Ven 9 No. of Units         --        --        --        --        --        --    600,238    730,831     931,451   1,172,619
Ven 3 Contracts with no Optional Riders
  Value at Start of Year         --        --        --        --        --        --     11.678      8.233      10.628      13.661
    Value at End of Year         --        --        --        --        --        --     12.873     11.678       8.233      10.628
            No. of Units         --        --        --        --        --        --     76,700     83,220     109,607     150,351
OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-01-05) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year        --        --        --        --        --        --     13.690      9.660      12.500          --
     Value at End of Year        --        --        --        --        --        --     15.060     13.690       9.660          --
  Ven 22, 20 No. of Units        --        --        --        --        --        --    662,265    463,641     171,918          --
      Ven 24 No. of Units        --        --        --        --        --        --     72,332     38,830       7,480          --
Ven 22, 20 Contracts with GEM
  Value at Start of Year         --        --        --        --        --        --     13.645      9.648      12.500          --
    Value at End of Year         --        --        --        --        --        --     14.981     13.645       9.648          --
            No. of Units         --        --        --        --        --        --     16,307     17,040       3,413          --

Venture Prior


                            YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR
                            ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED
                           12/31/10  12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01
                           --------  --------  ---------  --------  ---------  ---------  ---------  ---------  --------- ---------
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year         --        --         --        --         --         --     13.611      9.638     12.500        --
    Value at End of Year         --        --         --        --         --         --     14.921     13.611      9.638        --
            No. of Units         --        --         --        --         --         --     43,507     31,830     13,229        --
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST A EFF 5-03-10)
 SERIES I SHARES (units first credited 10-04-1994)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year        --     8.826     14.921    13.865     12.661     10.210      8.857      6.383      7.401     9.218
     Value at End of Year        --    11.516      8.826    14.921     13.865     12.661     10.210      8.857      6.383     7.401
  Ven 22, 20 No. of Units        --   988,061  1,102,434 1,558,848  2,484,333  2,940,483  2,669,971  2,677,606  2,699,563 2,940,999
      Ven 24 No. of Units        --    31,537     49,092    40,344     74,595    112,145     86,988    104,362    102,412   120,548
Ven 22, 20 Contracts with GEM
  Value at Start of Year         --    11.736     19.882    18.512     16.939     13.687     11.897      8.591      9.981    12.500
    Value at End of Year         --    15.284     11.736    19.882     18.512     16.939     13.687     11.897      8.591     9.981
            No. of Units         --     5,255      8,102     8,858      9,548      9,365      6,413      9,416      5,658     1,346
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year         --    10.186     17.282    16.116     14.768     11.951     10.404      7.524      8.754    10.942
    Value at End of Year         --    13.245     10.186    17.282     16.116     14.768     11.951     10.404      7.524     8.754
            No. of Units         --    13,442     14,523    23,551     31,409     33,999     32,808     19,347     15,150     3,470
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year         --     8.826     14.921    13.865     12.661     10.210      8.857      6.383      7.401     9.218
    Value at End of Year         --    11.516      8.826    14.921     13.865     12.661     10.210      8.857      6.383     7.401
   Ven 7, 8 No. of Units         --   136,264    191,557   229,238    255,815    326,199    285,838    328,297    343,351   382,346
      Ven 9 No. of Units         --    72,615     66,609    75,158    107,399    124,649    142,943    142,089    142,971   169,570
Ven 3 Contracts with no Optional Riders
  Value at Start of Year         --     8.826     14.921    13.865     12.661     10.210      8.857      6.383      7.401     9.218
    Value at End of Year         --    11.516      8.826    14.921     13.865     12.661     10.210      8.857      6.383     7.401
            No. of Units         --    21,504     16,996    21,311     22,955     27,807     22,978     25,751     22,460    40,793
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST A EFF 5-03-10)
 SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year        --     7.821     13.205    12.273     12.500         --         --         --         --        --
     Value at End of Year        --    10.201      7.821    13.205     12.273         --         --         --         --        --
     Venture No. of Units        --    74,022     72,957    63,859     24,835         --         --         --         --        --
  NY Venture No. of Units        --    13,559      5,900     2,006        250         --         --         --         --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year        --    13.591     23.005    21.435     19.597     15.844     13.757      9.928     12.500        --
     Value at End of Year        --    17.683     13.591    23.005     21.435     19.597     15.844     13.757      9.928        --
  Ven 22, 20 No. of Units        --   286,587    242,152   298,706    309,641    392,645    267,792    150,626     33,217        --
      Ven 24 No. of Units        --    51,231     51,502    68,170     60,453     81,895     44,535     25,847        484        --
Ven 22, 20 Contracts with GEM
  Value at Start of Year         --    13.412     22.747    21.238     19.455     15.761     13.712      9.916     12.500        --
    Value at End of Year         --    17.415     13.412    22.747     21.238     19.455     15.761     13.712      9.916        --
            No. of Units         --    22,786     17,901    23,088     21,589     19,646      9,108      9,466        434        --
Venture 2006 Contracts with Payment Enhancement
  Value at Start of Year         --     7.748     13.128    12.244     12.500         --         --         --         --        --
    Value at End of Year         --    10.071      7.748    13.128     12.244         --         --         --         --        --
            No. of Units         --     5,883      5,893     7,318      2,850         --         --         --         --        --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year         --    13.279     22.556    21.091     19.349     15.699     13.679      9.906     12.500        --
    Value at End of Year         --    17.217     13.279    22.556     21.091     19.349     15.699     13.679      9.906        --
            No. of Units         --    28,502     28,023    35,653     38,522     44,577     25,703     28,878      5,834        --
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year        --     7.779     13.161    12.256     12.500         --         --         --         --        --
     Value at End of Year        --    10.126      7.779    13.161     12.256         --         --         --         --        --
     Venture No. of Units        --    70,961     30,642    23,343      7,357         --         --         --         --        --
  NY Venture No. of Units        --     9,671      9,166     8,966        833         --         --         --         --        --

Venture Prior


                            YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR     YEAR
                            ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED    ENDED
                           12/31/10  12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01
                           --------  --------  ---------  --------  ---------  ---------  ---------  ---------  --------- ---------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year        --    13.323     22.619    21.140     12.500         --         --         --         --        --
     Value at End of Year        --    17.282     13.323    22.619     21.140         --         --         --         --        --
  NY Venture No. of Units        --     1,125        603     1,788        726         --         --         --         --        --
PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    15.706    13.129     15.882    14.914     14.492     13.872     12.500         --         --        --
     Value at End of Year    17.456    15.706     13.129    15.882     14.914     14.492     13.872         --         --        --
  Ven 22, 20 No. of Units   635,543   558,464    547,721   589,526    752,355    971,796    442,696         --         --        --
      Ven 24 No. of Units    61,560    52,676     58,853    49,819    100,462    116,431     51,424         --         --        --
Ven 22, 20 Contracts with GEM
  Value at Start of Year     15.529    13.007     15.767    14.835     14.444     13.853     12.500         --         --        --
    Value at End of Year     17.224    15.529     13.007    15.767     14.835     14.444     13.853         --         --        --
            No. of Units     17,353    14,865     14,976    15,513     19,670      8,198         --         --         --        --
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year     15.397    12.916     15.680    14.776     14.408     13.839     12.500         --         --        --
    Value at End of Year     17.053    15.397     12.916    15.680     14.776     14.408     13.839         --         --        --
            No. of Units     41,722    30,783     28,055    35,391     24,782     35,252     16,055         --         --        --
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year     15.706    13.129     15.882    14.914     14.492     13.872     12.500         --         --        --
    Value at End of Year     17.456    15.706     13.129    15.882     14.914     14.492     13.872         --         --        --
   Ven 7, 8 No. of Units         --        --         --        --         --    146,226     52,571         --         --        --
      Ven 9 No. of Units      8,976    11,333     11,895    19,409     25,552     46,938     46,963         --         --        --
            No. of Units     82,732    78,350     80,555    89,701    108,685         --         --         --         --        --
Ven 3 Contracts with no Optional Riders
  Value at Start of Year     15.706    13.129     15.882    14.914     14.492     13.872     12.500         --         --        --
    Value at End of Year     17.456    15.706     13.129    15.882     14.914     14.492     13.872         --         --        --
            No. of Units     12,345    11,446      5,938     4,726      8,182     10,981      5,197         --         --        --
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year        --        --         --    14.115     13.750     12.272     10.528      7.707     10.104    12.500
     Value at End of Year        --        --         --    13.629     14.115     13.750     12.272     10.528      7.707    10.104
  Ven 22, 20 No. of Units        --        --         --   216,709    346,040    534,149    500,094    390,065    355,068   213,946
      Ven 24 No. of Units        --        --         --     5,170      6,251      6,960     18,118      6,648      7,734     1,435
Ven 22, 20 Contracts with GEM
  Value at Start of Year         --        --         --    13.956     13.622     12.182     10.472      7.681     10.091    12.500
    Value at End of Year         --        --         --    13.448     13.956     13.622     12.182     10.472      7.681    10.091
            No. of Units         --        --         --     1,762      3,247      2,639      4,470      8,402      9,059     6,324
Ven 24 Contracts with Payment Enhancement
  Value at Start of Year         --        --         --    13.837     13.527     12.115     10.430      7.662     10.081    12.500
    Value at End of Year         --        --         --    13.314     13.837     13.527     12.115     10.430      7.662    10.081
            No. of Units         --        --         --    13,446     20,254     24,039     74,344     25,840     30,835     4,604
Ven 9, 8,7 Contracts with no Optional Riders
  Value at Start of Year         --        --         --    14.115     13.750     12.272     10.528      7.707     10.104    12.500
    Value at End of Year         --        --         --    13.629     14.115     13.750     12.272     10.528      7.707    10.104
   Ven 7, 8 No. of Units         --        --         --    24,940     36,763     84,204     95,160     68,864     74,303    23,771
      Ven 9 No. of Units         --        --         --     3,781      6,083     14,714     45,222     11,456     10,725     2,273
Ven 3 Contracts with no Optional Riders
  Value at Start of Year         --        --         --    14.115     13.750     12.272     10.528      7.707     10.104    12.500
    Value at End of Year         --        --         --    13.629     14.115     13.750     12.272     10.528      7.707    10.104
            No. of Units         --        --         --       388        421        645      3,340        412        115       265
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year        --        --         --    17.931     17.519     15.668     13.478      9.881     12.500        --
     Value at End of Year        --        --         --    17.292     17.931     17.519     15.668     13.478      9.881        --
  Ven 22, 20 No. of Units        --        --         --   102,071    111,286    154,140    126,713     80,305     25,502        --
      Ven 24 No. of Units        --        --         --     8,890     12,240     22,336     13,437      7,465      1,821        --
Ven 22, 20 Contracts with GEM
  Value at Start of Year         --        --         --    17.765     17.392     15.586     13.434      9.868     12.500        --
    Value at End of Year         --        --         --    17.099     17.765     17.392     15.586     13.434      9.868        --
            No. of Units         --        --         --     6,267      7,989      4,330      2,244      1,634        717        --

Venture Prior


                            YEAR      YEAR       YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR      YEAR
                            ENDED     ENDED      ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                           12/31/10  12/31/09  12/31/08  12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01
                           --------  --------  --------- --------- ---------  ---------  ---------  ---------  --------- ---------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year        --        --         --    17.642    17.298     15.524     13.401      9.859     12.500        --
     Value at End of Year        --        --         --    16.955    17.642     17.298     15.524     13.401      9.859        --
             No. of Units        --        --         --    18,010    20,051     22,978     28,268     11,928      6,951        --
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year        --        --         --        --    17.519         --         --         --         --        --
     Value at End of Year        --        --         --        --    17.931         --         --         --         --        --
             No. of Units        --        --         --        --        69         --         --         --         --        --
REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    24.400    19.009     31.825    38.246    28.083     25.461     19.555     14.251     14.088    13.852
     Value at End of Year    31.086    24.400     19.009    31.825    38.246     28.083     25.461     19.555     14.251    14.088
  Ven 22, 20 No. of Units   765,426   837,750  1,022,417 1,409,793 2,158,440  2,467,720  3,021,827  3,249,352  3,499,807 2,597,787
      Ven 24 No. of Units    19,479    21,610     26,244    35,644    66,221     64,124     76,166     76,239     84,014    39,195
Ven 22, 20 Contracts with GEM
   Value at Start of Year    21.879    17.079     28.652    34.502    25.384     23.060     17.747     12.960     12.837    12.500
     Value at End of Year    27.819    21.879     17.079    28.652    34.502     25.384     23.060     17.747     12.960    12.837
             No. of Units    15,495    18,400     19,111    31,921    40,443     47,141     52,287     51,794     56,750    14,609
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    23.191    18.131     30.462    36.738    27.069     24.628     18.982     13.882     13.771    13.588
     Value at End of Year    29.443    23.191     18.131    30.462    36.738     27.069     24.628     18.982     13.882    13.771
             No. of Units    35,614    47,720     54,997   101,928   128,963    137,307    140,916    152,775    130,516    64,489
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    24.400    19.009     31.825    38.246    28.083     25.461     19.555     14.251     14.088    13.852
     Value at End of Year    31.086    24.400     19.009    31.825    38.246     28.083     25.461     19.555     14.251    14.088
    Ven 7, 8 No. of Units   140,109   159,953    217,057   275,438   413,963    445,869    556,511    662,714    708,197   443,319
       Ven 9 No. of Units    40,276    43,068     46,446    55,285    91,408    108,497    149,698    179,522    201,089   168,521
Ven 3 Contracts with no Optional Riders
   Value at Start of Year    24.400    19.009     31.825    38.246    28.083     25.461     19.555     14.251     14.088    13.852
     Value at End of Year    31.086    24.400     19.009    31.825    38.246     28.083     25.461     19.555     14.251    14.088
             No. of Units     9,837    13,574     15,355    20,327    22,541     29,074     38,556     36,426     43,162    46,555
REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    10.028     7.801     13.060    15.686    12.500         --         --         --         --        --
     Value at End of Year    12.776    10.028      7.801    13.060    15.686         --         --         --         --        --
     Venture No. of Units   231,709   246,757    174,062   141,443    62,641         --         --         --         --        --
  NY Venture No. of Units    23,922    23,541     19,096    12,985     2,008         --         --         --         --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    20.020    15.612     26.205    31.552    23.215     21.084     16.227     11.844     12.500        --
     Value at End of Year    25.442    20.020     15.612    26.205    31.552     23.215     21.084     16.227     11.844        --
  Ven 22, 20 No. of Units   589,120   681,549    701,546   792,182   987,817    969,057  1,040,281    745,046    239,162        --
      Ven 24 No. of Units    94,538   114,278    109,242   128,992   140,669    151,333    155,993     83,942     33,209        --
Ven 22, 20 Contracts with GEM
   Value at Start of Year    19.716    15.406     25.911    31.261    23.047     20.973     16.174     11.829     12.500        --
     Value at End of Year    25.006    19.716     15.406    25.911    31.261     23.047     20.973     16.174     11.829        --
             No. of Units    22,012    23,628     29,425    29,961    49,570     46,641     51,832     35,170     11,412        --
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     9.900     7.728     12.984    15.649    12.500         --         --         --         --        --
     Value at End of Year    12.568     9.900      7.728    12.984    15.649         --         --         --         --        --
             No. of Units    22,372    19,692     18,919    23,812    11,912         --         --         --         --        --
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    19.491    15.254     25.693    31.045    22.922     20.890     16.134     11.818     12.500        --
     Value at End of Year    24.683    19.491     15.254    25.693    31.045     22.922     20.890     16.134     11.818        --
             No. of Units    94,836   107,238    119,689   149,193   177,935    184,545    164,568    143,081     81,806        --
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     9.955     7.759     13.017    15.665    12.500         --         --         --         --        --
     Value at End of Year    12.657     9.955      7.759    13.017    15.665         --         --         --         --        --
     Venture No. of Units   152,957   155,871    113,782    97,687    65,267         --         --         --         --        --
  NY Venture No. of Units     8,982     9,935      5,816     4,710     2,317         --         --         --         --        --

Venture Prior


                              YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED     ENDED      ENDED       ENDED
                            12/31/10  12/31/09  12/31/08  12/31/07  12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                            --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
     Value at Start of Year    19.566    15.304    25.766    31.117    12.500         --         --         --         --         --
       Value at End of Year    24.790    19.566    15.304    25.766    31.117         --         --         --         --         --
    NY Venture No. of Units    12,945    14,644    16,115    27,039     2,184         --         --         --         --         --
REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
     Value at Start of Year    15.417    13.113    15.033    13.724    13.890     13.916     12.980     12.500         --         --
       Value at End of Year    16.521    15.417    13.113    15.033    13.724     13.890     13.916     12.980         --         --
    Ven 22, 20 No. of Units 1,398,382 1,712,463 1,779,315 1,660,995 1,929,837  2,383,285  2,285,856    462,402         --         --
        Ven 24 No. of Units   185,723   224,112   246,730   233,508   260,533    344,643    253,165     85,065         --         --
Ven 22, 20 Contracts with GEM
     Value at Start of Year    15.213    12.966    14.894    13.624    13.816     13.870     12.963     12.500         --         --
       Value at End of Year    16.270    15.213    12.966    14.894    13.624     13.816     13.870     12.963         --         --
               No. of Units    65,908   142,892   159,104    73,752    79,339     84,380     80,862     61,925         --         --
Ven 24 Contracts with Payment Enhancement
     Value at Start of Year    15.062    12.856    14.790    13.549    13.761     13.836     12.950     12.500         --         --
       Value at End of Year    16.084    15.062    12.856    14.790    13.549     13.761     13.836     12.950         --         --
               No. of Units   149,884   172,226   211,011   182,542   201,762    295,708    225,233     67,507         --         --
Ven 9, 8,7 Contracts with no Optional Riders
     Value at Start of Year    15.417    13.113    15.033    13.724    13.890     13.916     12.980     12.500         --         --
       Value at End of Year    16.521    15.417    13.113    15.033    13.724     13.890     13.916     12.980         --         --
      Ven 7, 8 No. of Units        --        --        --        --        --    256,919    271,910    169,052         --         --
         Ven 9 No. of Units    34,692    52,644    71,360    53,732    35,151     54,211     42,216     18,750         --         --
               No. of Units   162,826   167,442   178,919   178,184   198,123         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
     Value at Start of Year    15.417    13.113    15.033    13.724    13.890     13.916     12.980     12.500         --         --
       Value at End of Year    16.521    15.417    13.113    15.033    13.724     13.890     13.916     12.980         --         --
               No. of Units    13,028     9,654    11,561     8,755     7,753     10,151     13,885      4,989         --         --
SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
     Value at Start of Year     4.014     2.475    15.208     3.832    12.397     12.314     12.380      8.348     14.291     24.672
       Value at End of Year    16.605     4.014     2.475    15.208     3.832     12.397     12.314     12.380      8.348     14.291
    Ven 22, 20 No. of Units 3,750,607 4,376,357 5,176,584 6,806,107 9,722,171 12,138,118 14,868,449 17,234,479 17,387,772 21,768,697
        Ven 24 No. of Units   158,880   168,621   194,530   246,061   330,252    391,028    445,661    539,494    560,578    682,442
Ven 22, 20 Contracts with GEM
     Value at Start of Year     5.952     3.677     6.725     5.716     5.504      5.479      5.519      3.729      6.396     12.500
       Value at End of Year     7.299     5.952     3.677     6.725     5.716      5.504      5.479      5.519      3.729      6.396
               No. of Units    71,447    80,933    81,924    60,708    95,637     96,482    113,873    142,348    106,581     52,765
Ven 24 Contracts with Payment Enhancement
     Value at Start of Year     4.700     2.908     5.327     4.535     4.373      4.359      4.398      2.976      5.112      8.857
       Value at End of Year     5.756     4.700     2.908     5.327     4.535      4.373      4.359      4.398      2.976      5.112
               No. of Units   228,637   341,907   417,610   524,917   614,272    791,932    929,793  1,013,844    846,830    703,831
Ven 9, 8,7 Contracts with no Optional Riders
     Value at Start of Year    13.512     8.331    15.208    12.900    12.397     12.314     12.380      8.348     14.291     24.672
       Value at End of Year    16.605    13.512     8.331    15.208    12.900     12.397     12.314     12.380      8.348     14.291
      Ven 7, 8 No. of Units   475,792   544,168   603,364   781,786   906,996  1,255,722  1,735,922  2,139,366  2,306,316  3,062,412
         Ven 9 No. of Units   233,521   259,293   280,594   360,545   481,861    594,757    760,249         --         --         --
Ven 3 Contracts with no Optional Riders
     Value at Start of Year    13.512     8.331    15.208    12.900    12.397     12.314     12.380      8.348     14.291     24.672
       Value at End of Year    16.605    13.512     8.331    15.208    12.900     12.397     12.314     12.380      8.348     14.291
               No. of Units    46,749    85,714    52,769    64,672    56,074     69,273     88,611    100,920    113,410    176,760
SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
     Value at Start of Year    13.280     8.184    14.928    12.661    12.500         --         --         --         --         --
       Value at End of Year    16.330    13.280     8.184    14.928    12.661         --         --         --         --         --
       Venture No. of Units   121,703   115,646    76,659    68,166    18,086         --         --         --         --         --
    NY Venture No. of Units     7,094     6,804     6,278     7,090     2,875         --         --         --         --         --

Venture Prior


                                       YEAR     YEAR      YEAR      YEAR       YEAR     YEAR       YEAR     YEAR     YEAR     YEAR
                                       ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                                     12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01
                                    --------- --------- --------- --------- --------- --------- --------- -------- -------- --------
Ven 24, 22, 20 Contracts with no Optional Benefits
             Value at Start of Year    14.912     9.213    16.847    14.325    13.785    13.729    13.814    9.310   12.500       --
               Value at End of Year    18.291    14.912     9.213    16.847    14.325    13.785    13.729   13.814    9.310       --
            Ven 22, 20 No. of Units   805,632   925,319   830,540 1,007,506 1,027,513 1,001,616 1,058,705  842,112  162,821       --
                Ven 24 No. of Units   179,369   170,729   163,297   185,700   189,106   187,671   192,794  130,488    6,103       --
Ven 22, 20 Contracts with GEM
             Value at Start of Year    14.686     9.092    16.658    14.193    13.685    13.656    13.769    9.298   12.500       --
               Value at End of Year    17.978    14.686     9.092    16.658    14.193    13.685    13.656   13.769    9.298       --
                       No. of Units    31,668    34,470    36,975    47,723    48,397    44,591    42,493   38,860   10,090       --
Venture 2006 Contracts with Payment Enhancement
             Value at Start of Year    13.111     8.108    14.841    12.632    12.500        --        --       --       --       --
               Value at End of Year    16.065    13.111     8.108    14.841    12.632        --        --       --       --       --
                       No. of Units     9,028     9,575     7,603     5,188        37        --        --       --       --       --
Ven 24 Contracts with Payment Enhancement
             Value at Start of Year    14.519     9.002    16.517    14.094    13.611    13.602    13.735    9.289   12.500       --
               Value at End of Year    17.746    14.519     9.002    16.517    14.094    13.611    13.602   13.735    9.289       --
                       No. of Units    60,439    68,827    61,503    80,450    77,237    80,587   144,456   74,189   25,846       --
Venture 2006 Contracts with Annual Step Death Benefit
             Value at Start of Year    13.183     8.141    14.878    12.645    12.500        --        --       --       --       --
               Value at End of Year    16.178    13.183     8.141    14.878    12.645        --        --       --       --       --
               Venture No. of Units   148,216   137,860   114,921   105,574    11,725        --        --       --       --       --
            NY Venture No. of Units     7,642     9,905     3,790     7,125        --        --        --       --       --       --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
             Value at Start of Year    14.574     9.031    16.564    14.127    12.500        --        --       --       --       --
               Value at End of Year    17.823    14.574     9.031    16.564    14.127        --        --       --       --       --
            NY Venture No. of Units    12,376    13,587       902     3,140       135        --        --       --       --       --
Ven 9, 8,7 Contracts with no Optional Riders
             Value at Start of Year    14.912     9.213    16.847    14.325    13.785        --        --       --       --       --
               Value at End of Year    18.291    14.912     9.213    16.847    14.325        --        --       --       --       --
                 Ven 9 No. of Units       191       196       201       207       212        --        --       --       --       --
SHORT TERM GOVERNMENT INCOME TRUST - SERIES I SHARES (units first credited 5-03-2010)
Ven 24, 22, 20 Contracts with no Optional Benefits
             Value at Start of Year    12.500        --        --        --        --        --        --       --       --       --
               Value at End of Year    12.613        --        --        --        --        --        --       --       --       --
            Ven 22, 20 No. of Units 2,303,924        --        --        --        --        --        --       --       --       --
                Ven 24 No. of Units    93,268        --        --        --        --        --        --       --       --       --
Ven 22, 20 Contracts with GEM
             Value at Start of Year    12.500        --        --        --        --        --        --       --       --       --
               Value at End of Year    12.596        --        --        --        --        --        --       --       --       --
                       No. of Units    28,935        --        --        --        --        --        --       --       --       --
Ven 24 Contracts with Payment Enhancement
             Value at Start of Year    12.500        --        --        --        --        --        --       --       --       --
               Value at End of Year    12.584        --        --        --        --        --        --       --       --       --
                       No. of Units   213,029        --        --        --        --        --        --       --       --       --
Ven 9, 8,7 Contracts with no Optional Riders
             Value at Start of Year    12.500        --        --        --        --        --        --       --       --       --
               Value at End of Year    12.613        --        --        --        --        --        --       --       --       --
              Ven 7, 8 No. of Units 1,152,373        --        --        --        --        --        --       --       --       --
                 Ven 9 No. of Units   494,189        --        --        --        --        --        --       --       --       --
Ven 3 Contracts with no Optional Riders
             Value at Start of Year    12.500        --        --        --        --        --        --       --       --       --
               Value at End of Year    12.613        --        --        --        --        --        --       --       --       --
                       No. of Units   122,302        --        --        --        --        --        --       --       --       --
SHORT TERM GOVERNMENT INCOME TRUST - SERIES II SHARES (units first credited 5-03-2010)
Venture 2006 Contracts with no Optional Benefits
             Value at Start of Year    12.500        --        --        --        --        --        --       --       --       --
               Value at End of Year    12.619        --        --        --        --        --        --       --       --       --
               Venture No. of Units   289,010        --        --        --        --        --        --       --       --       --
            NY Venture No. of Units     5,174        --        --        --        --        --        --       --       --       --

Venture Prior


                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ven 24, 22, 20 Contracts with no Optional Benefits
        Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
          Value at End of Year    12.598        --        --        --        --        --        --        --        --        --
       Ven 22, 20 No. of Units   747,829        --        --        --        --        --        --        --        --        --
           Ven 24 No. of Units   232,679        --        --        --        --        --        --        --        --        --
Ven 22, 20 Contracts with GEM
        Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
          Value at End of Year    12.581        --        --        --        --        --        --        --        --        --
                  No. of Units    77,568        --        --        --        --        --        --        --        --        --
Venture 2006 Contracts with Payment Enhancement
        Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
          Value at End of Year    12.589        --        --        --        --        --        --        --        --        --
                  No. of Units    20,239        --        --        --        --        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
        Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
          Value at End of Year    12.568        --        --        --        --        --        --        --        --        --
                  No. of Units   386,663        --        --        --        --        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit
        Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
          Value at End of Year    12.602        --        --        --        --        --        --        --        --        --
          Venture No. of Units   240,402        --        --        --        --        --        --        --        --        --
       NY Venture No. of Units   107,752        --        --        --        --        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
        Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
          Value at End of Year    12.572        --        --        --        --        --        --        --        --        --
       NY Venture No. of Units     4,692        --        --        --        --        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
        Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
          Value at End of Year    12.598        --        --        --        --        --        --        --        --        --
                  No. of Units    21,957        --        --        --        --        --        --        --        --        --
SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)
Venture 2006 Contracts with no Optional Benefits
        Value at Start of Year    11.043     8.310    13.963    12.416    12.500        --        --        --        --        --
          Value at End of Year    13.286    11.043     8.310    13.963    12.416        --        --        --        --        --
          Venture No. of Units   131,554   136,995   117,762    91,005    32,696        --        --        --        --        --
       NY Venture No. of Units    12,087    11,606    10,016     7,869       233        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
        Value at Start of Year    15.598    11.767    19.823    17.670    15.827    12.500        --        --        --        --
          Value at End of Year    18.720    15.598    11.767    19.823    17.670    15.827        --        --        --        --
       Ven 22, 20 No. of Units   461,784   494,560   604,443   590,697   529,795   443,927        --        --        --        --
           Ven 24 No. of Units    32,581    31,791    40,485    23,374    20,463     7,636        --        --        --        --
 Ven 22, 20 Contracts with GEM
        Value at Start of Year    15.453    11.681    19.717    17.611    15.806    12.500        --        --        --        --
          Value at End of Year    18.509    15.453    11.681    19.717    17.611    15.806        --        --        --        --
                  No. of Units    33,171    23,608    25,029    10,227    11,121     5,363        --        --        --        --
Venture 2006 Contracts with Payment Enhancement
        Value at Start of Year    10.902     8.232    13.882    12.387    12.500        --        --        --        --        --
          Value at End of Year    13.071    10.902     8.232    13.882    12.387        --        --        --        --        --
                  No. of Units     7,794     9,352     9,797    10,595        64        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
        Value at Start of Year    15.345    11.617    19.639    17.568    15.790    12.500        --        --        --        --
          Value at End of Year    18.353    15.345    11.617    19.639    17.568    15.790        --        --        --        --
                  No. of Units    22,069    23,029    38,133    26,530    19,352     8,107        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit
        Value at Start of Year    10.962     8.265    13.917    12.399    12.500        --        --        --        --        --
          Value at End of Year    13.163    10.962     8.265    13.917    12.399        --        --        --        --        --
          Venture No. of Units   103,793   105,591   106,892    64,084    41,798        --        --        --        --        --
       NY Venture No. of Units     9,786     9,998     6,172     5,892        --        --        --        --        --        --

Venture Prior


                                     YEAR     YEAR     YEAR      YEAR      YEAR     YEAR      YEAR       YEAR     YEAR       YEAR
                                     ENDED    ENDED    ENDED    ENDED      ENDED    ENDED     ENDED      ENDED    ENDED      ENDED
                                    12/31/10 12/31/09 12/31/08 12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                    -------- -------- -------- --------- --------- --------- --------- --------- --------- ---------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
             Value at Start of Year   15.381   11.638   19.665    17.582    12.500        --        --        --        --        --
               Value at End of Year   18.405   15.381   11.638    19.665    17.582        --        --        --        --        --
            NY Venture No. of Units    5,236    3,099    4,628     5,417     2,888        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
             Value at Start of Year   15.598   11.767   19.823    17.670    15.827    12.500        --        --        --        --
               Value at End of Year   18.720   15.598   11.767    19.823    17.670    15.827        --        --        --        --
              Ven 7, 8 No. of Units       --       --       --        --        --    41,283        --        --        --        --
                 Ven 9 No. of Units   14,233   15,129   21,040    13,984    14,417     8,770        --        --        --        --
                       No. of Units   53,174   56,162   53,187    62,063    58,949        --        --        --        --        --
Ven 3 Contracts with no Optional Riders
             Value at Start of Year   15.598   11.767   19.823    17.670    15.827    12.500        --        --        --        --
               Value at End of Year   18.720   15.598   11.767    19.823    17.670    15.827        --        --        --        --
                       No. of Units   12,193   11,955    6,435     4,743     6,630       801        --        --        --        --
SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
             Value at Start of Year   13.985   11.198   17.132    17.760    15.313    14.946    12.919     8.986    11.605    11.596
               Value at End of Year   17.427   13.985   11.198    17.132    17.760    15.313    14.946    12.919     8.986    11.605
            Ven 22, 20 No. of Units  413,505  451,424  528,179   710,455   987,319 1,174,571 1,386,012 1,835,133 1,417,326 1,136,623
                Ven 24 No. of Units    5,683   10,672   11,544    17,468    16,850    17,338    22,914    22,328    41,618    13,892
Ven 22, 20 Contracts with GEM
             Value at Start of Year   14.125   11.333   17.374    18.046    15.591    15.248    13.206     9.205    11.911    12.500
               Value at End of Year   17.566   14.125   11.333    17.374    18.046    15.591    15.248    13.206     9.205    11.911
                       No. of Units    2,721    3,501    3,761    16,568    22,406    28,106    26,571    21,897    13,651     7,544
Ven 24 Contracts with Payment Enhancement
             Value at Start of Year   13.956   11.214   17.218    17.911    15.497    15.179    13.167     9.191    11.911    11.943
               Value at End of Year   17.330   13.956   11.214    17.218    17.911    15.497    15.179    13.167     9.191    11.911
                       No. of Units   24,787   23,289   31,340    40,760    43,944    53,035    58,468    61,657    54,023    46,125
Ven 9, 8,7 Contracts with  no Optional Riders
             Value at Start of Year   13.985   11.198   17.132    17.760    15.313    14.946    12.919     8.986    11.605    11.596
               Value at End of Year   17.427   13.985   11.198    17.132    17.760    15.313    14.946    12.919     8.986    11.605
              Ven 7, 8 No. of Units   51,696   53,582   81,341    93,024   123,307   162,358   184,457   223,843   146,269   102,799
                 Ven 9 No. of Units    5,476    6,651    7,765    14,146    20,506    24,262    41,083    46,093   120,742    31,021
Ven 3 Contracts with no Optional Riders
             Value at Start of Year   13.985   11.198   17.132    17.760    15.313    14.946    12.919     8.986    11.605    11.596
               Value at End of Year   17.427   13.985   11.198    17.132    17.760    15.313    14.946    12.919     8.986    11.605
                       No. of Units    4,217    5,100    5,893     8,053     8,826     9,254     8,875     9,535     3,314     2,762
SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
             Value at Start of Year   14.573   11.697   17.928    18.620    16.090    15.734    13.623     9.506    12.500        --
               Value at End of Year   18.121   14.573   11.697    17.928    18.620    16.090    15.734    13.623     9.506        --
            Ven 22, 20 No. of Units  404,971  386,087  395,732   431,514   474,193   506,650   457,470   354,983   102,200        --
                Ven 24 No. of Units   88,308   88,392   92,528    92,401   109,509   128,755   136,174    75,773    23,187        --
Ven 22, 20 Contracts with GEM
             Value at Start of Year   14.352   11.543   17.727    18.448    15.974    15.651    13.578     9.493    12.500        --
               Value at End of Year   17.810   14.352   11.543    17.727    18.448    15.974    15.651    13.578     9.493        --
                       No. of Units   12,719   13,377   18,095    19,900    18,077    30,424    35,716    39,338    10,015        --
Ven 24 Contracts with Payment Enhancement
             Value at Start of Year   14.188   11.428   17.578    18.321    15.887    15.590    13.545     9.484    12.500        --
               Value at End of Year   17.581   14.188   11.428    17.578    18.321    15.887    15.590    13.545     9.484        --
                       No. of Units   37,374   48,108   50,419    56,686    67,913    57,996    83,685    59,073    23,713        --
SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 5-01-2005)
Ven 24, 21, 20 Contracts with no Optional Benefits
             Value at Start of Year   17.010   12.886   22.583    24.803    22.771    12.500        --        --        --        --
               Value at End of Year   21.751   17.010   12.886    22.583    24.803    22.771        --        --        --        --
            Ven 22, 20 No. of Units  735,539  825,842  991,035 1,311,463 1,870,458 2,352,572        --        --        --        --
                Ven 24 No. of Units   35,342   28,235   28,781    36,892    52,375    61,381        --        --        --        --
Ven 22, 20 Contracts with GEM
             Value at Start of Year   16.785   12.741   22.374    24.623    22.651    12.500        --        --        --        --
               Value at End of Year   21.420   16.785   12.741    22.374    24.623    22.651        --        --        --        --
                       No. of Units    2,480    2,725    3,382     9,630    12,123    16,481        --        --        --        --

Venture Prior


                                     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR      YEAR    YEAR      YEAR
                                     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED   ENDED     ENDED
                                    12/31/10 12/31/09 12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01
                                    -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Ven 24 Contracts with Payment Enhancement
             Value at Start of Year   16.618   12.633   22.218   24.488   22.561   12.500       --       --       --       --
               Value at End of Year   21.175   16.618   12.633   22.218   24.488   22.561       --       --       --       --
                       No. of Units   21,116   25,155   38,770   47,695   54,664   69,520       --       --       --       --
Ven 9, 8,7 Contracts with no Optional Riders
             Value at Start of Year   17.010   12.886   22.583   24.803   22.771   12.500       --       --       --       --
               Value at End of Year   21.751   17.010   12.886   22.583   24.803   22.771       --       --       --       --
              Ven 7, 8 No. of Units   76,170   74,314   99,960  125,776  164,170  228,779       --       --       --       --
                 Ven 9 No. of Units   25,863   25,293   26,525   32,954   40,064   54,839       --       --       --       --
Ven 3 Contracts with no Optional Riders
             Value at Start of Year   17.010   12.886   22.583   24.803   22.771   12.500       --       --       --       --
               Value at End of Year   21.751   17.010   12.886   22.583   24.803   22.771       --       --       --       --
                       No. of Units   27,771    4,873    5,256    7,556   16,253   22,905       --       --       --       --
SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
             Value at Start of Year    8.423    6.377   11.172   12.258   12.500       --       --       --       --       --
               Value at End of Year   10.769    8.423    6.377   11.172   12.258       --       --       --       --       --
               Venture No. of Units  106,366   88,157   58,244   46,082   24,645       --       --       --       --       --
            NY Venture No. of Units    6,096    9,908    5,216    5,052      550       --       --       --       --       --
Ven 24, 22, 20 Contracts with no Optional Benefits
             Value at Start of Year   16.852   12.791   22.465   24.712   22.742   21.431   17.320   12.500       --       --
               Value at End of Year   21.494   16.852   12.791   22.465   24.712   22.742   21.431   17.320       --       --
            Ven 22, 20 No. of Units  406,610  447,848  472,544  521,836  582,027  638,341  419,738   51,352       --       --
                Ven 24 No. of Units  134,159  148,480  160,313  153,353  169,464  167,805   59,686   28,866       --       --
Ven 22, 20 Contracts with GEM
             Value at Start of Year   16.629   12.647   22.256   24.532   22.621   21.360   17.298   12.500       --       --
               Value at End of Year   21.167   16.629   12.647   22.256   24.532   22.621   21.360   17.298       --       --
                       No. of Units   31,340   32,777   34,220   36,355   35,599   42,847   11,738    5,409       --       --
Venture 2006 Contracts with Payment Enhancement
             Value at Start of Year    8.315    6.318   11.107   12.230   12.500       --       --       --       --       --
               Value at End of Year   10.595    8.315    6.318   11.107   12.230       --       --       --       --       --
                       No. of Units    2,785    3,587    3,768    3,211    1,063       --       --       --       --       --
Ven 24 Contracts with Payment Enhancement
             Value at Start of Year    9.723    7.406   22.101   24.398   22.531   21.307   17.281   12.500       --       --
               Value at End of Year   20.925    9.723    7.406   22.101   24.398   22.531   21.307   17.281       --       --
                       No. of Units   35,578   42,664   45,820   47,809   43,599   52,690   19,905      669       --       --
Venture 2006 Contracts with Annual Step Death Benefit
             Value at Start of Year    8.361    6.343   11.135   12.242   12.500       --       --       --       --       --
               Value at End of Year   10.669    8.361    6.343   11.135   12.242       --       --       --       --       --
               Venture No. of Units   24,347   24,074   20,008   17,603   13,445       --       --       --       --       --
            NY Venture No. of Units    1,719    2,132    2,224      684      636       --       --       --       --       --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
             Value at Start of Year   16.518   12.576   22.153   24.443   12.500       --       --       --       --       --
               Value at End of Year   21.005   16.518   12.576   22.153   24.443       --       --       --       --       --
            NY Venture No. of Units    1,213       85       87       85       78       --       --       --       --       --
Ven 9, 8,7 Contracts with no Optional Riders
             Value at Start of Year   16.852   12.791   22.465   24.712   22.742   21.431   17.320   12.500       --       --
               Value at End of Year   21.494   16.852   12.791   22.465   24.712   22.742   21.431   17.320       --       --
              Ven 7, 8 No. of Units       --       --       --       --       --       --   41,815   21,116       --       --
                 Ven 9 No. of Units      226      238      249      264      275      286    8,878    1,965       --       --
Ven 3 Contracts with no Optional Riders
             Value at Start of Year       --       --       --       --       --       --   17.320   12.500       --       --
               Value at End of Year       --       --       --       --       --       --   21.431   17.320       --       --
                       No. of Units       --       --       --       --       --       --      302       --       --       --
SMALL CAP TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-07-08) - SERIES II SHARES (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
             Value at Start of Year       --       --       --   15.007   14.168   12.500       --       --       --       --
               Value at End of Year       --       --       --   14.840   15.007   14.168       --       --       --       --
            Ven 22, 20 No. of Units       --       --       --   22,465   28,453   11,583       --       --       --       --
                Ven 24 No. of Units       --       --       --      928    1,006    1,089       --       --       --       --

Venture Prior


                                YEAR     YEAR      YEAR      YEAR      YEAR     YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED     ENDED     ENDED    ENDED      ENDED   ENDED      ENDED     ENDED     ENDED    ENDED
                              12/31/10 12/31/09  12/31/08  12/31/07  12/31/06 12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              -------- -------- ---------  -------- --------- -------- --------- --------- --------- ----------
Ven 22, 20 Contracts with GEM
      Value at Start of Year        --       --        --    14.957    14.117       --        --        --        --        --
        Value at End of Year        --       --        --    14.761    14.957       --        --        --        --        --
                No. of Units        --       --        --        55        55       --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year        --       --        --    14.920    14.135   12.500        --        --        --        --
        Value at End of Year        --       --        --    14.702    14.920   14.135        --        --        --        --
                No. of Units        --       --        --       431       711      429        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year        --       --        --    15.007    14.168   12.500        --        --        --        --
        Value at End of Year        --       --        --    14.840    15.007   14.168        --        --        --        --
       Ven 7, 8 No. of Units        --       --        --        --        --      527        --        --        --        --
                No. of Units        --       --        --     6,974     1,227       --        --        --        --        --
SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Venture 2006 Contracts with no Optional Benefits
      Value at Start of Year    12.046    9.491    13.021    13.599    12.500       --        --        --        --        --
        Value at End of Year    14.996   12.046     9.491    13.021    13.599       --        --        --        --        --
        Venture No. of Units   170,114  160,740   142,180   112,226    27,797       --        --        --        --        --
     NY Venture No. of Units    24,621   24,974    11,693    10,585       871       --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year    14.714   11.622    15.984    16.736    14.258   12.500        --        --        --        --
        Value at End of Year    18.272   14.714    11.622    15.984    16.736   14.258        --        --        --        --
     Ven 22, 20 No. of Units   678,366  661,239 1,147,688 1,448,803 1,409,877  889,555        --        --        --        --
         Ven 24 No. of Units    43,183   41,141    62,463    49,904    28,700   14,218        --        --        --        --
Ven 22, 20 Contracts with GEM
      Value at Start of Year    14.577   11.537    15.899    16.681    14.239   12.500        --        --        --        --
        Value at End of Year    18.066   14.577    11.537    15.899    16.681   14.239        --        --        --        --
                No. of Units    18,206   10,176    13,694    38,453    36,478   20,688        --        --        --        --
Venture 2006 Contracts with Payment Enhancement
      Value at Start of Year    11.892    9.403    12.945    13.568    12.500       --        --        --        --        --
        Value at End of Year    14.753   11.892     9.403    12.945    13.568       --        --        --        --        --
                No. of Units    15,310   19,872    18,663    16,410     3,185       --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year    14.475   11.474    15.836    16.639    14.225   12.500        --        --        --        --
        Value at End of Year    17.913   14.475    11.474    15.836    16.639   14.225        --        --        --        --
                No. of Units    35,117   35,164    39,356    50,611    33,045   21,703        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit
      Value at Start of Year    11.958    9.440    12.978    13.581    12.500       --        --        --        --        --
        Value at End of Year    14.857   11.958     9.440    12.978    13.581       --        --        --        --        --
        Venture No. of Units   115,471  112,887    96,512    80,851    21,685       --        --        --        --        --
     NY Venture No. of Units     8,036    8,122     5,197     4,801     2,136       --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
      Value at Start of Year    14.509   11.495    15.857    16.653    12.500       --        --        --        --        --
        Value at End of Year    17.963   14.509    11.495    15.857    16.653       --        --        --        --        --
     NY Venture No. of Units     4,358    3,195     5,597     4,396       172       --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year    14.714   11.622    15.984    16.736    14.258   12.500        --        --        --        --
        Value at End of Year    18.272   14.714    11.622    15.984    16.736   14.258        --        --        --        --
       Ven 7, 8 No. of Units        --       --        --        --        --  101,990        --        --        --        --
          Ven 9 No. of Units    34,788   30,746    35,736    24,600    22,786    6,758        --        --        --        --
                No. of Units   105,428  107,570   164,728   157,980   187,936       --        --        --        --        --
Ven 3 Contracts with no Optional Riders
      Value at Start of Year    14.714   11.622    15.984    16.736    14.258   12.500        --        --        --        --
        Value at End of Year    18.272   14.714    11.622    15.984    16.736   14.258        --        --        --        --
                No. of Units    16,207   17,038    11,133    33,638    34,123   18,779        --        --        --        --
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-01-05) - SERIES I SHARES
 (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year        --       --        --        --        --       --    12.276     8.911    12.139    12.602
        Value at End of Year        --       --        --        --        --       --    12.976    12.276     8.911    12.139
     Ven 22, 20 No. of Units        --       --        --        --        --       -- 4,325,397 5,075,580 5,014,141 4,802,319
         Ven 24 No. of Units        --       --        --        --        --       --   123,464   145,073   144,646   175,081

Venture Prior


                               YEAR       YEAR     YEAR       YEAR      YEAR     YEAR       YEAR      YEAR      YEAR     YEAR
                               ENDED      ENDED    ENDED      ENDED     ENDED    ENDED      ENDED     ENDED     ENDED    ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ven 22, 20 Contracts with GEM
      Value at Start of Year        --        --        --        --        --        --    10.760     7.826    10.682    12.500
        Value at End of Year        --        --        --        --        --        --    11.350    10.760     7.826    10.682
                No. of Units        --        --        --        --        --        --    36,131    44,302    39,878    24,915
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year        --        --        --        --        --        --     9.284     6.762     9.244     9.631
        Value at End of Year        --        --        --        --        --        --     9.778     9.284     6.762     9.244
                No. of Units        --        --        --        --        --        --   161,796   201,228   164,768    90,008
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year        --        --        --        --        --        --    12.276     8.911    12.139    12.602
        Value at End of Year        --        --        --        --        --        --    12.976    12.276     8.911    12.139
       Ven 7, 8 No. of Units        --        --        --        --        --        --   407,278   527,084   508,455   435,969
          Ven 9 No. of Units        --        --        --        --        --        --    87,479   102,804    98,315   210,001
Ven 3 Contracts with no Optional Riders
      Value at Start of Year        --        --        --        --        --        --    12.276     8.911    12.139    12.602
        Value at End of Year        --        --        --        --        --        --    12.976    12.276     8.911    12.139
                No. of Units        --        --        --        --        --        --    32,576    40,259    39,794    17,305
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-01-05) - SERIES II SHARES
(units first credited 5-13-2002)
Ven 24, 22, 20 Contracts  with no Optional Benefits
      Value at Start of Year        --        --        --        --        --        --    12.514     9.088    12.500        --
        Value at End of Year        --        --        --        --        --        --    13.207    12.514     9.088        --
     Ven 22, 20 No. of Units        --        --        --        --        --        --   923,738   732,640   199,758        --
        Ven 24 No. of  Units        --        --        --        --        --        --   175,142    96,232    18,573        --
Ven 22, 20 Contracts with GEM
      Value at Start of Year        --        --        --        --        --        --    12.473     9.077    12.500        --
        Value at End of Year        --        --        --        --        --        --    13.137    12.473     9.077        --
                No. of Units        --        --        --        --        --        --    35,098    24,748     2,238        --
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year        --        --        --        --        --        --    12.443     9.068    12.500        --
        Value at End of Year        --        --        --        --        --        --    13.086    12.443     9.068        --
                No. of Units        --        --        --        --        --        --    71,596    62,435    19,341        --
SMALL COMPANY TRUST (MERGED INTO SMALL COMPANY VALUE TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year        --        --    15.059    16.373    15.751    15.070    12.500        --        --        --
        Value at End of Year        --        --     8.419    15.059    16.373    15.751    15.070        --        --        --
     Ven 22, 20 No. of Units        --        --   110,260   128,244   211,447   711,441   156,818        --        --        --
         Ven 24 No. of Units        --        --     4,141     6,746     8,719     9,002     3,424        --        --        --
Ven 22, 20 Contracts with GEM
      Value at Start of Year        --        --    14.949    16.286    15.699    15.050    12.500        --        --        --
        Value at End of Year        --        --     8.341    14.949    16.286    15.699    15.050        --        --        --
                No. of Units        --        --       520       509       493     5,280     5,951        --        --        --
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year        --        --    14.867    16.221    15.660    15.035    12.500        --        --        --
        Value at End of Year        --        --     8.282    14.867    16.221    15.660    15.035        --        --        --
                No. of Units        --        --       331     1,140     1,759     3,000       431        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year        --        --    15.059    16.373    15.751    15.070    12.500        --        --        --
        Value at End of Year        --        --     8.419    15.059    16.373    15.751    15.070        --        --        --
       Ven 7, 8 No. of Units        --        --        --        --        --    91,974    27,170        --        --        --
          Ven 9 No. of Units        --        --     1,494     1,770     2,002    13,958       570        --        --        --
                No. of Units        --        --    12,862    14,894    23,614        --        --        --        --        --
Ven 3 Contracts with no Optional Riders
      Value at Start of Year        --        --    15.059    16.373    15.751    15.070    12.500        --        --        --
        Value at End of Year        --        --     8.419    15.059    16.373    15.751    15.070        --        --        --
                No. of Units        --        --     1,390     1,391     1,392     2,092        --        --        --        --

Venture Prior


                           YEAR       YEAR     YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED     ENDED     ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                          12/31/10  12/31/09 12/31/08   12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                         --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 10-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year     20.902    16.601    23.079    23.690    20.813    19.719    15.974    12.119    13.064    12.436
   Value at End of Year     25.014    20.902    16.601    23.079    23.690    20.813    19.719    15.974    12.119    13.064
Ven 22, 20 No. of Units  1,361,761 1,633,501 2,043,615 2,879,871 4,102,170 5,175,570 6,627,653 7,037,429 7,442,445 5,073,940
    Ven 24 No. of Units     49,245    56,651    66,461    80,449   105,037   126,730   144,770   153,847   184,978   134,881
Ven 22, 20 Contracts with GEM
 Value at Start of Year     20.364    16.206    22.575    23.219    20.441    19.405    15.750    11.973    12.933    12.500
   Value at End of Year     24.321    20.364    16.206    22.575    23.219    20.441    19.405    15.750    11.973    12.933
           No. of Units     19,147    26,548    34,164    42,713    48,731    59,073    70,066    86,161    72,528    22,495
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year     21.752    17.336    24.187    24.914    21.966    20.883    16.976    12.924    13.981    13.357
   Value at End of Year     25.940    21.752    17.336    24.187    24.914    21.966    20.883    16.976    12.924    13.981
           No. of Units     59,907    80,767   109,811   152,439   183,259   228,275   246,837   265,650   230,753    83,013
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year     20.902    16.601    23.079    23.690    20.813    19.719    15.974    12.119    13.064    12.436
   Value at End of Year     25.014    20.902    16.601    23.079    23.690    20.813    19.719    15.974    12.119    13.064
  Ven 7, 8 No. of Units    234,017   293,225   369,663   496,299   629,352   788,614 1,026,510 1,035,166 1,080,029   651,594
     Ven 9 No. of Units     62,123    67,487    85,139   123,733   159,904   218,729   314,603   335,127   392,414   399,901
Ven 3 Contracts with no Optional Riders
 Value at Start of Year     20.902    16.601    23.079    23.690    20.813    19.719    15.974    12.119    13.064    12.436
   Value at End of Year     25.014    20.902    16.601    23.079    23.690    20.813    19.719    15.974    12.119    13.064
           No. of Units     27,232    30,532    44,056    37,297    47,755    54,697    77,298    80,615    89,991    46,555
SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year     11.068     8.783    12.208    12.526    12.500        --        --        --        --        --
   Value at End of Year     13.257    11.068     8.783    12.208    12.526        --        --        --        --        --
   Venture No. of Units    197,958   209,068   193,885   139,212    53,536        --        --        --        --        --
NY Venture No. of Units     16,481    19,146    12,912    12,788     4,243        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year     17.417    13.855    19.306    19.859    17.480    16.600    13.474    10.230    12.500        --
   Value at End of Year     20.808    17.417    13.855    19.306    19.859    17.480    16.600    13.474    10.230        --
Ven 22, 20 No. of Units    934,857 1,122,003 1,205,430 1,446,589 1,752,314 1,876,146 1,948,372 1,446,530   532,477        --
    Ven 24 No. of Units    237,217   260,289   291,150   332,368   377,309   402,190   369,021   239,594    58,245        --
Ven 22, 20 Contracts with GEM
 Value at Start of Year     17.152    13.673    19.090    19.676    17.354    16.513    13.430    10.217    12.500        --
   Value at End of Year     20.451    17.152    13.673    19.090    19.676    17.354    16.513    13.430    10.217        --
           No. of Units     47,687    53,211    70,703    82,022   108,144   138,664   144,771    92,335    23,983        --
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year     10.927     8.701    12.136    12.497    12.500        --        --        --        --        --
   Value at End of Year     13.041    10.927     8.701    12.136    12.497        --        --        --        --        --
           No. of Units     10,474    10,699    12,403    16,592     5,059        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year     16.957    13.537    18.929    19.540    17.259    16.447    13.397    10.208    12.500        --
   Value at End of Year     20.188    16.957    13.537    18.929    19.540    17.259    16.447    13.397    10.208        --
           No. of Units    172,635   202,791   228,284   316,731   349,994   366,916   356,744   307,326   140,797        --
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year     10.987     8.736    12.167    12.509    12.500        --        --        --        --        --
   Value at End of Year     13.133    10.987     8.736    12.167    12.509        --        --        --        --        --
   Venture No. of Units     88,532    94,870    70,758    55,691    35,728        --        --        --        --        --
NY Venture No. of Units     23,292    24,181    24,173     4,807     6,354        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
 Value at Start of Year     17.022    13.582    18.982    19.585    12.500        --        --        --        --        --
   Value at End of Year     20.275    17.022    13.582    18.982    19.585        --        --        --        --        --
NY Venture No. of Units      1,272     1,305     1,573     2,106       146        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year         --        --        --    19.859    17.480    16.600        --        --        --        --
   Value at End of Year         --        --        --    19.306    19.859    17.480        --        --        --        --
     Ven 9 No. of Units         --        --        --     1,092     1,092     1,092        --        --        --        --

Venture Prior


                                YEAR       YEAR      YEAR       YEAR      YEAR     YEAR      YEAR       YEAR      YEAR     YEAR
                                ENDED      ENDED     ENDED      ENDED     ENDED    ENDED     ENDED      ENDED     ENDED    ENDED
                               12/31/10   12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              ---------  ---------  --------  --------  --------  --------  --------  --------  --------  --------
SMALLER COMPANY GROWTH TRUST - SERIES I SHARES (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year     13.129     12.500        --        --        --        --        --        --        --        --
        Value at End of Year     16.189     13.129        --        --        --        --        --        --        --        --
     Ven 22, 20 No. of Units  1,332,808  1,549,950        --        --        --        --        --        --        --        --
         Ven 24 No. of Units     48,487     46,228        --        --        --        --        --        --        --        --
Ven 22, 20 Contracts with GEM
      Value at Start of Year     13.125     12.500        --        --        --        --        --        --        --        --
        Value at End of Year     16.152     13.125        --        --        --        --        --        --        --        --
                No. of Units     12,602     17,748        --        --        --        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year     13.123     12.500        --        --        --        --        --        --        --        --
        Value at End of Year     16.125     13.123        --        --        --        --        --        --        --        --
                No. of Units     26,093     38,967        --        --        --        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year     13.129     12.500        --        --        --        --        --        --        --        --
        Value at End of Year     16.189     13.129        --        --        --        --        --        --        --        --
       Ven 7, 8 No. of Units    152,667    174,895        --        --        --        --        --        --        --        --
          Ven 9 No. of Units     81,760     83,070        --        --        --        --        --        --        --        --
Ven 3 Contracts with no Optional Riders
      Value at Start of Year     13.129     12.500        --        --        --        --        --        --        --        --
        Value at End of Year     16.189     13.129        --        --        --        --        --        --        --        --
                No. of Units     12,154     12,857        --        --        --        --        --        --        --        --
SMALLER COMPANY GROWTH TRUST - SERIES II SHARES (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year     13.119     12.500        --        --        --        --        --        --        --        --
        Value at End of Year     16.152     13.119        --        --        --        --        --        --        --        --
     Ven 22, 20 No. of Units    364,521    431,249        --        --        --        --        --        --        --        --
         Ven 24 No. of Units    108,040    103,287        --        --        --        --        --        --        --        --
Ven 22, 20 Contracts with GEM
      Value at Start of Year     13.116     12.500        --        --        --        --        --        --        --        --
        Value at End of Year     16.116     13.116        --        --        --        --        --        --        --        --
                No. of Units     26,845     26,924        --        --        --        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year     13.113     12.500        --        --        --        --        --        --        --        --
        Value at End of Year     16.088     13.113        --        --        --        --        --        --        --        --
                No. of Units     33,948     37,913        --        --        --        --        --        --        --        --
Ven 3 Contracts with no Optional Riders
      Value at Start of Year     13.119     12.500        --        --        --        --        --        --        --        --
        Value at End of Year     16.152     13.119        --        --        --        --        --        --        --        --
                No. of Units        151        152        --        --        --        --        --        --        --        --
SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE TRUST EFF 11-09-07) - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year         --         --        --        --    19.228    18.517    15.655    12.500        --        --
        Value at End of Year         --         --        --        --    20.970    19.228    18.517    15.655        --        --
     Ven 22, 20 No. of Units         --         --        --        --   107,081   136,496   141,950    20,888        --        --
         Ven 24 No. of Units         --         --        --        --     8,453     9,028     8,656       654        --        --
Ven 22, 20 Contracts with GEM
      Value at Start of Year         --         --        --        --    19.126    18.456    15.635    12.500        --        --
        Value at End of Year         --         --        --        --    20.817    19.126    18.456    15.635        --        --
                No. of Units         --         --        --        --     1,034       930       311     3,629        --        --
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year         --         --        --        --    19.050    18.410    15.620    12.500        --        --
        Value at End of Year         --         --        --        --    20.704    19.050    18.410    15.620        --        --
                No. of Units         --         --        --        --    14,463    15,551    13,964       338        --        --
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year         --         --        --        --    19.228    18.517    15.655    12.500        --        --
        Value at End of Year         --         --        --        --    20.970    19.228    18.517    15.655        --        --
       Ven 7, 8 No. of Units         --         --        --        --        --    15,632     9,175        48        --        --
          Ven 9 No. of Units         --         --        --        --     2,971     3,184     6,727       265        --        --
                No. of Units         --         --        --        --    15,308        --        --        --        --        --

Venture Prior


                         YEAR      YEAR        YEAR        YEAR       YEAR      YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED     ENDED       ENDED       ENDED      ENDED     ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                        --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------   --------  ---------
Ven 3 Contracts with no Optional Riders
 Value at Start of Year       --         --         --         --         --     18.517     15.655     12.500         --         --
   Value at End of Year       --         --         --         --         --     19.228     18.517     15.655         --         --
           No. of Units       --         --         --         --         --        270         56         --         --         --
STRATEGIC BOND TRUST (MERGED INTO STRATEGIC INCOME OPPORTUNITIES TRUST EFF 11-08-10) - SERIES I SHARES
(units first credited 2-19-1993)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year       --     17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463
   Value at End of Year       --     21.645     17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199
Ven 22, 20 No. of Units       --  1,442,271  1,635,014  2,460,775  2,769,430  3,470,122  4,030,892  4,828,044  5,456,736  1,519,001
    Ven 24 No. of Units       --     35,177     36,574     50,333     74,426     80,443    132,214    151,800    167,157    111,312
Ven 22, 20 Contracts with GEM
 Value at Start of Year       --     14.065     17.031     17.334     16.452     16.278     15.507     13.930     12.991     12.500
   Value at End of Year       --     17.083     14.065     17.031     17.334     16.452     16.278     15.507     13.930     12.991
           No. of Units       --     10,194      9,928     30,508     42,794     43,704     55,732     30,525     28,190     10,722
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year       --     14.434     17.504     17.842     16.960     16.805     16.034     14.425     13.472     12.906
   Value at End of Year       --     17.504     14.434     17.504     17.842     16.960     16.805     16.034     14.425     13.472
           No. of Units       --    113,001    162,327    230,888    248,898    260,839    272,635    327,012    396,081    145,817
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year       --     17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463
   Value at End of Year       --     21.645     17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199
  Ven 7, 8 No. of Units       --    590,734    655,746    857,957    964,244  1,171,444  1,376,175  1,712,442  2,051,726  2,326,591
     Ven 9 No. of Units       --    230,084    274,098    335,042    422,588    487,218    643,644    779,734    987,706  1,209,278
Ven 3 Contracts with no Optional Riders
 Value at Start of Year       --     17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463
   Value at End of Year       --     21.645     17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199
           No. of Units       --     18,261     19,045     25,803     27,763     37,089     36,991     46,767     75,280     90,832
STRATEGIC BOND TRUST (MERGED INTO STRATEGIC INCOME OPPORTUNITIES TRUST EFF 11-08-10) - SERIES II SHARES
(units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year       --     10.853     13.116     13.303     12.500         --         --         --         --         --
   Value at End of Year       --     13.210     10.853     13.116     13.303         --         --         --         --         --
   Venture No. of Units       --    183,943    119,874     65,654     12,290         --         --         --         --         --
NY Venture No. of Units       --      4,039      2,944      1,751        136         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year       --     13.174     15.960     16.229     15.400     15.244     14.531     13.049     12.500         --
   Value at End of Year       --     15.995     13.174     15.960     16.229     15.400     15.244     14.531     13.049         --
Ven 22, 20 No. of Units       --    730,187    708,136    972,448  1,157,200  1,204,561    841,722    437,824     76,953         --
    Ven 24 No. of Units       --    256,313    246,474    305,759    306,383    301,634    170,157     73,615      9,379         --
Ven 22, 20 Contracts with GEM
 Value at Start of Year       --     13.000     15.781     16.079     15.288     15.164     14.483     13.032     12.500         --
   Value at End of Year       --     15.752     13.000     15.781     16.079     15.288     15.164     14.483     13.032         --
           No. of Units       --     34,817     37,195     87,712     94,599     81,202     57,020     43,256      7,205         --
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year       --     10.752     13.040     13.272     12.500         --         --         --         --         --
   Value at End of Year       --     13.042     10.752     13.040     13.272         --         --         --         --         --
           No. of Units       --      5,905      5,539      7,492      2,513         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year       --     12.871     15.649     15.968     15.205     15.104     14.448     13.020     12.500         --
   Value at End of Year       --     15.573     12.871     15.649     15.968     15.205     15.104     14.448     13.020         --
           No. of Units       --    168,015    187,761    246,226    268,083    253,637    209,391    182,221     86,329         --
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year       --     10.795     13.072     13.285     12.500         --         --         --         --         --
   Value at End of Year       --     13.114     10.795     13.072     13.285         --         --         --         --         --
   Venture No. of Units       --     62,049     45,249     40,733     11,126         --         --         --         --         --
NY Venture No. of Units       --      5,097      5,128      4,714        667         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
 Value at Start of Year       --     15.693         --     16.005     12.500         --         --         --         --         --
   Value at End of Year       --     15.632         --     15.693     16.005         --         --         --         --         --
NY Venture No. of Units       --        408         --         --         --         --         --         --         --         --

Venture Prior


                           YEAR      YEAR      YEAR       YEAR      YEAR     YEAR       YEAR        YEAR      YEAR       YEAR
                           ENDED     ENDED     ENDED      ENDED     ENDED    ENDED      ENDED       ENDED     ENDED      ENDED
                          12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                         ---------  --------  --------  --------  --------  --------  ---------  ---------  ---------  ---------
Ven 9, 8,7 Contracts with no OptionalRiders
 Value at Start of Year         --    13.174    15.960    16.229    15.400        --         --         --         --         --
   Value at End of Year         --    15.995    13.174    15.960    16.229        --         --         --         --         --
     Ven 9 No. of Units         --       565       579       596       611        --         --         --         --         --
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-01-05) - SERIES I SHARES
(units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year         --        --        --        --        --        --      9.690      7.746     10.917     12.500
   Value at End of Year         --        --        --        --        --        --     10.182      9.690      7.746     10.917
Ven 22, 20 No. of Units         --        --        --        --        --        --  1,702,814  2,001,578  2,281,765  1,681,746
    Ven 24 No. of Units         --        --        --        --        --        --     15,166     18,904     25,476      8,167
Ven 22, 20 Contracts with GEM
 Value at Start of Year         --        --        --        --        --        --      9.639      7.720     10.902     12.500
   Value at End of Year         --        --        --        --        --        --     10.108      9.639      7.720     10.902
           No. of Units         --        --        --        --        --        --     49,569     76,772    125,303     65,856
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year         --        --        --        --        --        --      9.600      7.701     10.891     12.500
   Value at End of Year         --        --        --        --        --        --     10.052      9.600      7.701     10.891
           No. of Units         --        --        --        --        --        --    153,068    162,312    180,474     66,971
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year         --        --        --        --        --        --      9.690      7.746     10.917     12.500
   Value at End of Year         --        --        --        --        --        --     10.182      9.690      7.746     10.917
  Ven 7, 8 No. of Units         --        --        --        --        --        --    492,837    608,277    647,858    547,350
     Ven 9 No. of Units         --        --        --        --        --        --      7,919     10,477      9,180     13,707
Ven 3 Contracts with no Optional Riders
 Value at Start of Year         --        --        --        --        --        --      9.690      7.746     10.917     12.500
   Value at End of Year         --        --        --        --        --        --     10.182      9.690      7.746     10.917
           No. of Units         --        --        --        --        --        --      8,355     16,952      6,670        263
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-01-05) - SERIES II SHARES
(units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year         --        --        --        --        --        --     12.966     10.385     12.500         --
   Value at End of Year         --        --        --        --        --        --     13.588     12.966     10.385         --
Ven 22, 20 No. of Units         --        --        --        --        --        --    384,247    348,820     93,839         --
    Ven 24 No. of Units         --        --        --        --        --        --    135,381    160,733     42,059         --
Ven 22, 20 Contracts with GEM
 Value at Start of Year         --        --        --        --        --        --     12.924     10.372     12.500         --
   Value at End of Year         --        --        --        --        --        --     13.516     12.924     10.372         --
           No. of Units         --        --        --        --        --        --     61,273     50,422     10,010         --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year         --        --        --        --        --        --     12.892     10.362     12.500         --
   Value at End of Year         --        --        --        --        --        --     13.463     12.892     10.362         --
           No. of Units         --        --        --        --        --        --     73,095     69,535     19,777         --
STRATEGIC INCOME OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 11-08-2010)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year     12.500        --        --        --        --        --         --         --         --         --
   Value at End of Year     18.484        --        --        --        --        --         --         --         --         --
Ven 22, 20 No. of Units  1,745,334        --        --        --        --        --         --         --         --         --
    Ven 24 No. of Units     40,376        --        --        --        --        --         --         --         --         --
Ven 22, 20 Contracts with GEM
 Value at Start of Year     12.500        --        --        --        --        --         --         --         --         --
   Value at End of Year     18.239        --        --        --        --        --         --         --         --         --
           No. of Units      9,430        --        --        --        --        --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year     12.500        --        --        --        --        --         --         --         --         --
   Value at End of Year     18.058        --        --        --        --        --         --         --         --         --
           No. of Units     84,314        --        --        --        --        --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year     12.500        --        --        --        --        --         --         --         --         --
   Value at End of Year     18.484        --        --        --        --        --         --         --         --         --
  Ven 7, 8 No. of Units    638,809        --        --        --        --        --         --         --         --         --
     Ven 9 No. of Units    268,091        --        --        --        --        --         --         --         --         --

Venture Prior


                          YEAR       YEAR      YEAR       YEAR     YEAR        YEAR       YEAR       YEAR        YEAR       YEAR
                          ENDED      ENDED     ENDED     ENDED     ENDED       ENDED      ENDED      ENDED       ENDED      ENDED
                         12/31/10   12/31/09  12/31/08  12/31/07  12/31/06    12/31/05   12/31/04   12/31/03    12/31/02   12/31/01
                         ---------  --------  --------  --------  ---------  ---------  ---------  ---------  ----------  ----------
Ven 3 Contracts with no Optional Riders
 Value at Start of Year     12.500        --        --        --         --         --         --         --          --          --
   Value at End of Year     18.484        --        --        --         --         --         --         --          --          --
           No. of Units     31,870        --        --        --         --         --         --         --          --          --
STRATEGIC INCOME OPPORTUNITIES TRUST (FORMERLY STRATEGIC INCOME TRUST) - SERIES II SHARES (units first credited 5-03-2004)
Venture 2006 Contracts with no Optional Benefits
 Value at Start of Year     12.500        --        --        --         --         --         --         --          --          --
   Value at End of Year     12.696        --        --        --         --         --         --         --          --          --
   Venture No. of Units    219,158        --        --        --         --         --         --         --          --          --
NY Venture No. of Units      4,890        --        --        --         --         --         --         --          --          --
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year     16.213    13.004    14.454    13.890     13.561     13.483     12.500         --          --          --
   Value at End of Year     18.469    16.213    13.004    14.454     13.890     13.561     13.483         --          --          --
Ven 22, 20 No. of Units    763,775   226,974   200,325   287,936    327,701    277,989    175,332         --          --          --
    Ven 24 No. of Units    262,888    23,205    11,109    13,047     18,709     12,333      5,218         --          --          --
Ven 22, 20 Contracts with GEM
 Value at Start of Year     16.030    12.883    14.349    13.817     13.516     13.465     12.500         --          --          --
   Value at End of Year     18.225    16.030    12.883    14.349     13.817     13.516     13.465         --          --          --
           No. of Units     40,231       469       470     1,481      2,095      4,765      5,547         --          --          --
Venture 2006 Contracts with Payment Enhancement
 Value at Start of Year     12.500        --        --        --         --         --         --         --          --          --
   Value at End of Year     12.689        --        --        --         --         --         --         --          --          --
           No. of Units      8,265        --        --        --         --         --         --         --          --          --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year     15.895    12.793    14.270    13.762     13.483     13.452     12.500         --          --          --
   Value at End of Year     18.043    15.895    12.793    14.270     13.762     13.483     13.452         --          --          --
           No. of Units    163,571    31,186    32,327    41,626     34,796     32,367      8,047         --          --          --
Venture 2006 Contracts with Annual Step Death Benefit
 Value at Start of Year     12.500        --        --        --         --         --         --         --          --          --
   Value at End of Year     12.692        --        --        --         --         --         --         --          --          --
   Venture No. of Units     79,141        --        --        --         --         --         --         --          --          --
NY Venture No. of Units      6,042        --        --        --         --         --         --         --          --          --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
 Value at Start of Year     12.500        --        --        --         --         --         --         --          --          --
   Value at End of Year     18.104        --        --        --         --         --         --         --          --          --
NY Venture No. of Units      4,398        --        --        --         --         --         --         --          --          --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year     16.213    13.004    14.454    13.890     13.561     13.483     12.500         --          --          --
   Value at End of Year     18.469    16.213    13.004    14.454     13.890     13.561     13.483         --          --          --
  Ven 7, 8 No. of Units         --        --        --        --         --     14,242     18,169         --          --          --
     Ven 9 No. of Units        535     1,829     1,755     1,864      2,711      2,486         --         --          --          --
           No. of Units         --     9,967    10,247    14,331     15,176         --         --         --          --          --
Ven 3 Contracts with no Optional Riders
 Value at Start of Year         --    13.004    14.454    13.890     13.561     13.483     12.500         --          --          --
   Value at End of Year         --    16.213    13.004    14.454     13.890     13.561     13.483         --          --          --
           No. of Units         --     4,545       813       888      1,629      1,618         --         --          --          --
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-07) - SERIES I SHARES (units first credited 6-18-1985)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year         --        --        --        --     27.305     25.235     22.785     18.361      30.409      36.393
   Value at End of Year         --        --        --        --     30.199     27.305     25.235     22.785      18.361      30.409
Ven 22, 20 No. of Units         --        --        --        --  4,765,178  6,053,185  7,625,937  9,236,387  11,136,302  14,054,105
    Ven 24 No. of Units         --        --        --        --     87,779    102,849    126,901    152,186     175,537     189,667
Ven 22, 20 Contracts with GEM
 Value at Start of Year         --        --        --        --      8.805      8.154      7.377      5.957       9.885      12.500
   Value at End of Year         --        --        --        --      9.719      8.805      8.154      7.377       5.957       9.885
           No. of Units         --        --        --        --     94,258     95,649    101,502    120,871     132,025      75,021
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year         --        --        --        --      8.827      8.186      7.417      5.998       9.969      11.972
   Value at End of Year         --        --        --        --      9.728      8.827      8.186      7.417       5.998       9.969
           No. of Units         --        --        --        --    257,972    330,321    406,631    485,381     522,347     376,314

Venture Prior


                          YEAR      YEAR      YEAR       YEAR       YEAR      YEAR       YEAR       YEAR      YEAR        YEAR
                          ENDED     ENDED     ENDED      ENDED      ENDED     ENDED      ENDED      ENDED     ENDED       ENDED
                         12/31/10  12/31/09  12/31/08  12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                         --------  --------  --------  --------  ---------  ---------  ---------  ---------  ---------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year        --        --        --        --     27.305     25.235     22.785     18.361     30.409     36.393
   Value at End of Year        --        --        --        --     30.199     27.305     25.235     22.785     18.361     30.409
  Ven 7, 8 No. of Units        --        --        --        --  3,297,170  3,996,865  4,927,840  6,005,859  7,220,307  9,079,549
     Ven 9 No. of Units        --        --        --        --    675,075    841,497  1,032,267  1,206,545  1,392,298  1,796,112
Ven 3 Contracts with no Optional Riders
 Value at Start of Year        --        --        --        --     27.305     25.235     22.785     18.361     30.409     36.393
   Value at End of Year        --        --        --        --     30.199     27.305     25.235     22.785     18.361     30.409
           No. of Units        --        --        --        --    276,067    329,542    385,108    435,002    496,511    636,465
Ven 1 Contracts with no Optional Riders
 Value at Start of Year        --        --        --        --     45.290     41.811     37.712     30.357     50.221     60.038
   Value at End of Year        --        --        --        --     50.146     45.290     41.811     37.712     30.357     50.221
           No. of Units        --        --        --        --      4,693      4,699      8,484      8,494      9,041      9,984
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-07) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year        --        --        --        --     12.180     11.275     10.174      8.213     12.500         --
   Value at End of Year        --        --        --        --     13.442     12.180     11.275     10.174      8.213         --
Ven 22, 20 No. of Units        --        --        --        --    364,006    387,884    388,371    365,084    141,456         --
    Ven 24 No. of Units        --        --        --        --     71,997     81,753     84,550    152,186      5,652         --
Ven 22, 20 Contracts with GEM
 Value at Start of Year        --        --        --        --     12.092     11.215     10.141      8.203     12.500         --
   Value at End of Year        --        --        --        --     13.318     12.092     11.215     10.141      8.203         --
           No. of Units        --        --        --        --     36,825     38,453     44,688     45,611     23,769         --
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year        --        --        --        --     12.026     11.171     10.116      8.195     12.500         --
   Value at End of Year        --        --        --        --     13.226     12.026     11.171     10.116      8.195         --
           No. of Units        --        --        --        --     23,586     23,747     25,705     31,142      8,850         --
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year        --        --        --        --     12.180         --         --         --         --         --
   Value at End of Year        --        --        --        --     13.442         --         --         --         --         --
     Ven 9 No. of Units        --        --        --        --        496         --         --         --         --         --
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP  VALUE TRUST EFF 12-01-06) - SERIES I SHARES
(units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year        --        --        --        --         --     11.242      9.663      7.609     10.600     12.500
   Value at End of Year        --        --        --        --         --     11.053     11.242      9.663      7.609     10.600
Ven 22, 20 No. of Units        --        --        --        --         --    995,596  1,293,095  1,458,463  1,428,772  1,256,389
    Ven 24 No. of Units        --        --        --        --         --     24,281     23,181     30,698     37,192    133,443
Ven 22, 20 Contracts with GEM
 Value at Start of Year        --        --        --        --         --     11.160      9.612      7.584     10.585     12.500
   Value at End of Year        --        --        --        --         --     10.951     11.160      9.612      7.584     10.585
           No. of Units        --        --        --        --         --     37,808     52,905     65,537     71,394     47,792
Ven 24 Contracts with Payment Enhancement
 Value at Start of Year        --        --        --        --         --     11.098      9.573      7.565     10.575     12.500
   Value at End of Year        --        --        --        --         --     10.874     11.098      9.573      7.565     10.575
           No. of Units        --        --        --        --         --     94,595     95,400    111,148    133,443     54,263
Ven 9, 8,7 Contracts with no Optional Riders
 Value at Start of Year        --        --        --        --         --     11.242      9.663      7.609     10.600     12.500
   Value at End of Year        --        --        --        --         --     11.053     11.242      9.663      7.609     10.600
  Ven 7, 8 No. of Units        --        --        --        --         --     87,397    133,889    174,850    186,855    145,719
     Ven 9 No. of Units        --        --        --        --         --     11,776     30,764     26,960     16,885     18,072
Ven 3 Contracts with no Optional Riders
 Value at Start of Year        --        --        --        --         --     11.242      9.663      7.609     10.600     12.500
   Value at End of Year        --        --        --        --         --     11.053     11.242      9.663      7.609     10.600
           No. of Units        --        --        --        --         --      5,435      7,378     15,764      7,185        589
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-06) - SERIES II SHARES
(units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
 Value at Start of Year        --        --        --        --         --     14.481     12.467      9.825     12.500         --
   Value at End of Year        --        --        --        --         --     14.204     14.481     12.467      9.825         --
Ven 22, 20 No. of Units        --        --        --        --         --    281,689    291,241    217,127     58,726         --
    Ven 24 No. of Units        --        --        --        --         --    176,263    144,571     81,978      3,533         --

Venture Prior


                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR
                               ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED
                             12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                             --------- --------- --------- --------- --------- --------- ----------  --------- ----------  ---------
Ven 22, 20 Contracts with GEM
      Value at Start of Year        --        --        --        --        --    14.404     12.427      9.813     12.500         --
        Value at End of Year        --        --        --        --        --    14.101     14.404     12.427      9.813         --
                No. of Units        --        --        --        --        --    24,513     18,916     20,509      7,196         --
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year        --        --        --        --        --    14.348     12.396      9.803     12.500         --
        Value at End of Year        --        --        --        --        --    14.025     14.348     12.396      9.803         --
                No. of Units        --        --        --        --        --    67,453     58,996     46,826     34,800         --
TOTAL BOND MARKET TRUST A - SERIES II SHARES (units first credited 8-02-2010)
Venture 2006 Contracts with no Optional Benefits
      Value at Start of Year    12.500        --        --        --        --        --         --         --         --         --
        Value at End of Year    12.424        --        --        --        --        --         --         --         --         --
       Venture No. of  Units   439,859        --        --        --        --        --         --         --         --         --
     NY Venture No. of Units    53,592        --        --        --        --        --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year    12.500        --        --        --        --        --         --         --         --         --
        Value at End of Year    14.438        --        --        --        --        --         --         --         --         --
     Ven 22, 20 No. of Units   105,962        --        --        --        --        --         --         --         --         --
         Ven 24 No. of Units     1,559        --        --        --        --        --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
     Value at Start of  Year    12.500        --        --        --        --        --         --         --         --         --
        Value at End of Year    14.254        --        --        --        --        --         --         --         --         --
                No. of Units     5,926        --        --        --        --        --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
      Value at Start of Year    12.500        --        --        --        --        --         --         --         --         --
        Value at End of Year    12.414        --        --        --        --        --         --         --         --         --
        Venture No. of Units   156,733        --        --        --        --        --         --         --         --         --
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year    12.500        --        --        --        --        --         --         --         --         --
        Value at End of Year    14.438        --        --        --        --        --         --         --         --         --
                No. of Units       453        --        --        --        --        --         --         --         --         --
TOTAL RETURN TRUST - SERIES I SHARES (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year    20.764    18.537    18.293    17.100    16.739    16.564     16.005     15.455     14.311     13.404
        Value at End of Year    22.041    20.764    18.537    18.293    17.100    16.739     16.564     16.005     15.455     14.311
     Ven 22, 20 No. of Units 3,999,673 4,490,337 4,879,620 5,702,768 7,219,050 8,524,495 10,183,408 12,880,819 16,498,774 11,390,468
         Ven 24 No. of Units   203,021   240,117   240,660   324,568   375,350   453,502    523,343    648,851    764,140    509,254
Ven 22, 20 Contracts with GEM
      Value at Start of Year    19.030    17.022    16.832    15.766    15.464    15.333     14.845     14.364     13.327     12.500
        Value at End of Year    20.159    19.030    17.022    16.832    15.766    15.464     15.333     14.845     14.364     13.327
                No. of Units    81,038    87,579    87,522    97,038   124,195   136,043    146,317    165,771    235,757    101,548
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year    19.843    17.777    17.605    16.515    16.222    16.109     15.620     15.136     14.065     13.220
        Value at End of Year    20.990    19.843    17.777    17.605    16.515    16.222     16.109     15.620     15.136     14.065
                No. of Units   428,096   530,489   633,535   772,851 1,051,023 1,191,675  1,390,261  1,625,590  1,785,674    635,784
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year    20.764    18.537    18.293    17.100    16.739    16.564     16.005     15.455     14.311     13.404
        Value at End of Year    22.041    20.764    18.537    18.293    17.100    16.739     16.564     16.005     15.455     14.311
       Ven 7, 8 No. of Units   821,550   940,140   951,680   922,607   992,396 1,207,624  1,419,106  1,926,539  2,525,927  4,677,905
          Ven 9 No. of Units   168,674   189,756   180,168   191,545   197,602   243,091    316,806    450,176    579,205    346,488
Ven 3 Contracts with no Optional Riders
      Value at Start of Year    20.764    18.537    18.293    17.100    16.739    16.564     16.005     15.455     14.311     13.404
        Value at End of Year    22.041    20.764    18.537    18.293    17.100    16.739     16.564     16.005     15.455     14.311
                No. of Units    69,630    50,940    66,655    58,716    60,994    86,061     84,248    104,470    135,170     33,694
TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
      Value at Start of Year    15.730    14.037    13.840    12.930    12.500        --         --         --         --         --
        Value at End of Year    16.702    15.730    14.037    13.840    12.930        --         --         --         --         --
        Venture No. of Units 1,032,723 1,095,932   489,050   289,213    97,826        --         --         --         --         --
     NY Venture No. of Units    69,224    60,973    33,205    13,778     3,004        --         --         --         --         --

Venture Prior


                               YEAR       YEAR     YEAR      YEAR      YEAR      YEAR      YEAR        YEAR       YEAR        YEAR
                               ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED       ENDED      ENDED       ENDED
                             12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04    12/31/03   12/31/02    12/31/01
                             --------- --------- --------- --------- --------- --------- ----------  --------- ----------  ---------
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year    17.689    15.824    15.641    14.650    14.365    14.246     13.798     13.342     12.500         --
        Value at End of Year    18.735    17.689    15.824    15.641    14.650    14.365     14.246     13.798     13.342         --
     Ven 22, 20 No. of Units 2,621,562 2,694,893 2,511,107 2,480,202 2,749,259 2,856,699  2,851,285  2,591,227    864,791         --
         Ven 24 No. of Units   657,731   739,908   714,860   716,595   814,856   852,979    836,724    772,467    236,863         --
Ven 22, 20 Contracts with GEM
      Value at Start of Year    17.420    15.615    15.465    14.515    14.261    14.171     13.753     13.325     12.500         --
        Value at End of Year    18.414    17.420    15.615    15.465    14.515    14.261     14.171     13.753     13.325         --
                No. of Units   198,259   222,831   179,375   192,640   204,746   183,658    183,071    176,536     67,700         --
Venture 2006 Contracts with Payment Enhancement
      Value at Start of Year    15.529    13.906    13.759    12.900    12.500        --         --         --         --         --
        Value at End of Year    16.431    15.529    13.906    13.759    12.900        --         --         --         --         --
                No. of Units    30,049    46,586    34,384     9,817     3,612        --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year    17.222    15.460    15.335    14.414    14.183    14.115     13.719     13.313     12.500         --
        Value at End of Year    18.177    17.222    15.460    15.335    14.414    14.183     14.115     13.719     13.313         --
                No. of Units   472,346   537,037   511,643   592,962   656,118   852,235    910,466    961,422    584,424         --
Venture 2006 Contracts with Annual Step Death Benefit
      Value at Start of Year    15.615    13.962    13.793    12.913    12.500        --         --         --         --         --
        Value at End of Year    16.547    15.615    13.962    13.793    12.913        --         --         --         --         --
        Venture No. of Units   579,061   559,423   377,861   125,720    31,098        --         --         --         --         --
     NY Venture No. of Units    39,145    39,504    22,773     4,751     4,638        --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
      Value at Start of Year    17.288    15.512    15.378    14.448    12.500        --         --         --         --         --
        Value at End of Year    18.255    17.288    15.512    15.378    14.448        --         --         --         --         --
     NY Venture No. of Units     7,002     7,342     8,135     2,837        --        --         --         --         --         --
TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year    10.361     8.154    13.167    12.697    11.167    10.714      9.724      7.554      9.733     11.142
        Value at End of Year    11.974    10.361     8.154    13.167    12.697    11.167     10.714      9.724      7.554      9.733
     Ven 22, 20 No. of Units   359,944   421,864   453,825   665,016   886,552 1,023,839  1,265,796  1,313,250  1,224,415  1,143,586
         Ven 24 No. of Units    11,254    14,102    23,928    32,483    42,370    40,031     40,193     82,944     70,965     24,083
Ven 22, 20 Contracts with GEM
      Value at Start of Year    11.026     8.694    14.068    13.593    11.979    11.516     10.473      8.152     10.524     12.500
        Value at End of Year    12.717    11.026     8.694    14.068    13.593    11.979     11.516     10.473      8.152     10.524
                No. of Units     5,080     5,058     5,075     6,714     7,797    49,795     46,683     44,471     43,356      6,935
Ven 24 Contracts with Payment Enhancement
      Value at Start of Year    10.323     8.152    13.211    12.784    11.283    10.863      9.894      7.713      9.972     11.457
        Value at End of Year    11.889    10.323     8.152    13.211    12.784    11.283     10.863      9.894      7.713      9.972
                No. of Units    22,983    31,149    41,232    67,979    76,602    98,421    103,516     91,041     99,157    127,551
Ven 9, 8,7 Contracts with no Optional Riders
      Value at Start of Year    10.361     8.154    13.167    12.697    11.167    10.714      9.724      7.554      9.733     11.142
        Value at End of Year    11.974    10.361     8.154    13.167    12.697    11.167     10.714      9.724      7.554      9.733
       Ven 7, 8 No. of Units    35,984    39,379    44,700    57,373    87,759    96,813    131,745    118,593     87,233     82,311
          Ven 9 No. of Units     6,974     8,912    10,484    11,588    23,502    23,055     30,185     36,515     34,031     21,652
Ven 3 Contracts with no Optional Riders
      Value at Start of Year    10.361     8.154    13.167    12.697    11.167    19.205      9.724      7.554      9.733     11.142
        Value at End of Year    11.974    10.361     8.154    13.167    12.697    11.167     19.205      9.724      7.554      9.733
                No. of Units       596       597       598     3,558    43,280    43,446     56,451     56,751      7,039      3,775
TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
      Value at Start of Year    13.842    10.922    17.662    17.062    15.033    14.461     13.142     10.227     12.500         --
        Value at End of Year    15.955    13.842    10.922    17.662    17.062    15.033     14.461     13.142     10.227         --
     Ven 22, 20 No. of Units   272,643   453,997   490,041   525,072   524,997   479,230    294,133    260,853     66,768         --
         Ven 24 No. of Units    69,812    69,603   102,186    73,858   114,319    91,450     97,242    228,392     20,550         --
Ven 22, 20 Contracts with GEM
      Value at Start of Year    13.632    10.777    17.464    16.904    14.924    14.385     13.099     10.214     12.500         --
        Value at End of Year    15.681    13.632    10.777    17.464    16.904    14.924     14.385     13.099     10.214         --
                No. of Units     5,812    10,832    13,892    12,964    19,273    56,929     49,165     42,013     10,425         --

Venture Prior


                             YEAR     YEAR     YEAR     YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                            ENDED     ENDED   ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                           12/31/10 12/31/09 12/31/08 12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02    12/31/01
                           -------- -------- -------- --------- ---------- ---------- ---------- ---------- ---------- ------------
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year   13.477   10.671   17.317    16.787     14.843     14.328     13.067     10.204     12.500           --
      Value at End of Year   15.479   13.477   10.671    17.317     16.787     14.843     14.328     13.067     10.204           --
              No. of Units   34,898   43,062   62,135    67,533     60,473     63,864     62,962     45,352     16,300           --
Ven 9, 8,7 Contracts with no Optional Riders
    Value at Start of Year       --       --   17.662    17.045         --         --         --         --         --           --
      Value at End of Year       --       --   10.922    17.662         --         --         --         --         --           --
              No. of Units       --       --    4,558     4,559         --         --         --         --         --           --
U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-07-08) - SERIES I SHARES (units first credited 4-23-1991)
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year       --       --       --    32.899     30.558     30.371     28.847     23.109     30.972       35.405
      Value at End of Year       --       --       --    32.850     32.899     30.558     30.371     28.847     23.109       30.972
   Ven 22, 20 No. of Units       --       --       -- 7,876,734 10,804,652 14,442,611 18,546,078 22,221,143 25,907,419   32,116,274
       Ven 24 No. of Units       --       --       --   246,890    336,464    409,047    500,404    599,531    659,127      780,042
Ven 22, 20 Contracts with GEM
    Value at Start of Year       --       --       --    11.256     10.476     10.432      9.929      7.970     10.703       12.500
      Value at End of Year       --       --       --    11.217     11.256     10.476     10.432      9.929      7.970       10.703
              No. of Units       --       --       --   187,112    213,682    244,204    274,323    267,362    259,860      161,959
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year       --       --       --    10.608      9.888      9.861      9.399      7.556     10.163       11.658
      Value at End of Year       --       --       --    10.555     10.608      9.888      9.861      9.399      7.556       10.163
              No. of Units       --       --       --   808,067  1,030,490  1,226,520  1,588,659  1,689,907  1,735,841    1,134,259
Ven 9, 8,7 Contracts with no Optional Riders
    Value at Start of Year       --       --       --    32.899     30.558     30.371     28.847     23.109     30.972       35.405
      Value at End of Year       --       --       --    32.850     32.899     30.558     30.371     28.847     23.109       30.972
     Ven 7, 8 No. of Units       --       --       -- 3,660,572  4,570,352  5,765,877  7,267,903  8,866,162 10,572,731   12,958,144
        Ven 9 No. of Units       --       --       -- 1,020,861  1,255,520  1,567,196  1,986,940  2,353,077  2,759,364    3,667,473
Ven 3 Contracts with no Optional Riders
    Value at Start of Year       --       --       --    32.899     30.558     30.371     28.847     23.109     30.972       35.405
      Value at End of Year       --       --       --    32.850     32.899     30.558     30.371     28.847     23.109       30.972
              No. of Units       --       --       --   246,608    295,141    352,698    432,587    494,334    593,185      839,061
U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-07-08) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year       --       --       --    14.579     13.565     13.507     12.856     10.313     12.500           --
      Value at End of Year       --       --       --    14.518     14.579     13.565     13.507     12.856     10.313           --
   Ven 22, 20 No. of Units       --       --       -- 1,008,394  1,188,527  1,260,755  1,402,787  1,157,356    375,413           --
       Ven 24 No. of Units       --       --       --   265,481    302,166    319,240    346,789    275,513     69,557           --
Ven 22, 20 Contracts with GEM
    Value at Start of Year       --       --       --    14.445     13.466     13.436     12.814     10.300     12.500           --
      Value at End of Year       --       --       --    14.355     14.445     13.466     13.436     12.814     10.300           --
              No. of Units       --       --       --    89,832    102,795    123,670    126,219    111,950     43,336           --
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year       --       --       --    14.345     13.393     13.383     12.782     10.290     12.500           --
      Value at End of Year       --       --       --    14.234     14.345     13.393     13.383     12.782     10.290           --
              No. of Units       --       --       --   276,808    320,762    382,827    423,871    342,057    157,975           --
Ven 9, 8,7 Contracts with no Optional Riders
    Value at Start of Year       --       --       --    14.579     13.565     13.507         --         --         --           --
      Value at End of Year       --       --       --    14.518     14.579     13.565         --         --         --           --
       Ven 9 No. of  Units       --       --       --       814        821        540         --         --         --           --
U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2005)
Ven 24, 21, 20 Contracts with no Optional Benefits
    Value at Start of Year       --       --       --    10.418     13.005     12.500         --         --         --           --
      Value at End of Year       --       --       --    13.341     10.418     13.005         --         --         --           --
   Ven 22, 20 No. of Units       --       --       --   744,749    934,858  1,110,398         --         --         --           --
       Ven 24 No. of Units       --       --       --     4,951      5,780      9,213         --         --         --           --
Ven 22, 20 Contracts with GEM
    Value at Start of Year       --       --       --    12.987     12.962     12.500         --         --         --           --
      Value at End of Year       --       --       --    13.243     12.987     12.962         --         --         --           --
              No. of Units       --       --       --    16,151     24,103     26,930         --         --         --           --

Venture Prior


                             YEAR      YEAR      YEAR       YEAR      YEAR      YEAR       YEAR      YEAR      YEAR        YEAR
                             ENDED     ENDED     ENDED      ENDED     ENDED     ENDED      ENDED     ENDED     ENDED       ENDED
                           12/31/10  12/31/09  12/31/08   12/31/07  12/31/06  12/31/05   12/31/04  12/31/03  12/31/02    12/31/01
                           -------- --------- ---------- --------- --------- ---------- --------- --------- --------- --------------
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year       --        --         --    12.935    12.929     12.500        --        --        --            --
      Value at End of Year       --        --         --    13.171    12.935     12.929        --        --        --            --
              No. of Units       --        --         --    84,381   101,588    105,888        --        --        --            --
Ven 9, 8,7 Contracts with no Optional Riders
    Value at Start of Year       --        --         --    13.056    13.005     12.500        --        --        --            --
      Value at End of Year       --        --         --    13.341    13.056     13.005        --        --        --            --
     Ven 7, 8 No. of Units       --        --         --   178,105   230,243    302,195        --        --        --            --
        Ven 9 No. of Units       --        --         --     2,371     3,549      6,187        --        --        --            --
Ven 3 Contracts with no Optional Riders
    Value at Start of Year       --        --         --    13.056    13.005     12.500        --        --        --            --
      Value at End of Year       --        --         --    13.341    13.056     13.005        --        --        --            --
              No. of Units       --        --         --       203     5,317      6,355        --        --        --            --
U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES II SHARES
(units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year       --        --         --    13.030    13.018     13.088    12.500        --        --            --
      Value at End of Year       --        --         --    13.296    13.030     13.018    13.088        --        --            --
   Ven 22, 20 No. of Units       --        --         --   374,742   417,316    442,074    56,417        --        --            --
       Ven 24 No. of Units       --        --         --   106,517   116,308    129,539     4,596        --        --            --
Ven 22, 20 Contracts with GEM
    Value at Start of Year       --        --         --    12.961    12.975     13.071    12.500        --        --            --
      Value at End of Year       --        --         --    13.199    12.961     12.975    13.071        --        --            --
              No. of Units       --        --         --    54,326    66,808     66,501        --        --        --            --
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year       --        --         --    12.909    12.943     13.058    12.500        --        --            --
      Value at End of Year       --        --         --    13.127    12.909     12.943    13.058        --        --            --
              No. of Units       --        --         --    64,991    82,828     91,514     2,222        --        --            --
Ven 9, 8,7 Contracts with no Optional Riders
    Value at Start of Year       --        --         --        --        --         --    12.500        --        --            --
      Value at End of Year       --        --         --        --        --         --    13.088        --        --            --
              No. of Units       --        --         --        --        --         --     5,927        --        --            --
Ven 3 Contracts with no Optional Riders
    Value at Start of Year       --        --         --        --        --         --    12.500        --        --            --
      Value at End of Year       --        --         --        --        --         --    13.088        --        --            --
              No. of Units       --        --         --        --        --         --        --        --        --            --
U.S. GOVERNMENT SECURITIES TRUST (MERGED INTO SHORT TERM GOVERNMENT INCOME TRUST EFF 5-03-10) - SERIES I SHARES
(units first credited 3-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year       --    23.317     23.984    23.582    22.908     22.869    22.542    22.470    21.100        19.994
      Value at End of Year       --    24.921     23.317    23.984    23.582     22.908    22.869    22.542    22.470        21.100
   Ven 22, 20 No. of Units       -- 1,318,617  1,558,790 1,709,656 2,103,126  2,751,334 3,606,618 4,793,752 7,292,001     5,593,960
       Ven 24 No. of Units       --    59,392    105,303    97,984   113,425    145,201   180,944   257,637   403,618       213,477
Ven 22, 20 Contracts with GEM
    Value at Start of Year       --    14.281     14.720    14.502    14.116     14.120    13.946    13.929    13.106        12.500
      Value at End of Year       --    15.234     14.281    14.720    14.502     14.116    14.120    13.946    13.929        13.106
              No. of Units       --    32,307     41,701    38,059    47,618     74,474    88,698    99,958   138,785        59,729
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year       --    14.966     15.448    15.242    14.859     14.886    14.724    14.729    13.879        13.198
      Value at End of Year       --    15.940     14.966    15.448    15.242     14.859    14.886    14.724    14.729        13.879
              No. of Units       --   220,522    299,741   398,335   484,527    555,575   684,610   821,504 1,176,776       450,038
Ven 9, 8,7 Contracts with no Optional Riders
    Value at Start of Year       --    23.317     23.984    23.582    22.908     22.869    22.542    22.470    21.100        19.994
      Value at End of Year       --    24.921     23.317    23.984    23.582     22.908    22.869    22.542    22.470        21.100
     Ven 7, 8 No. of Units       --   693,719    790,712   889,595 1,065,069  1,297,081 1,614,429 2,122,109 3,045,706     3,067,509
        Ven 9 No. of Units       --   292,161    326,422   385,519   380,618    462,479   561,230   683,123   862,446       702,791
Ven 3 Contracts with no Optional Riders
    Value at Start of Year       --    23.317     23.984    23.582    22.908     22.869    22.542    22.470    21.100        19.994
      Value at End of Year       --    24.921     23.317    23.984    23.582     22.908    22.869    22.542    22.470        21.100
              No. of Units       --    70,232     62,074    66,069    78,999    105,019   126,203   156,966   209,936       216,970

Venture Prior


                             YEAR      YEAR      YEAR       YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR
                             ENDED    ENDED     ENDED      ENDED      ENDED    ENDED      ENDED      ENDED      ENDED       ENDED
                           12/31/10  12/31/09  12/31/08   12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02    12/31/01
                           -------- --------- ---------- --------- --------- ---------- ---------- ---------- ---------- -----------
U.S. GOVERNMENT SECURITIES TRUST (MERGED INTO SHORT TERM GOVERNMENT INCOME TRUST EFF 5-03-10) - SERIES II SHARES
(units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
    Value at Start of Year       --    12.862     13.228    13.001    12.500         --         --         --         --          --
     Value at End of  Year       --    13.760     12.862    13.228    13.001         --         --         --         --          --
      Venture No. of Units       --   257,580    144,268    22,961     8,768         --         --         --         --          --
   NY Venture No. of Units       --     4,543        350        --        --         --         --         --         --          --
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year       --    13.476     13.894    13.690    13.325     13.318     13.152     13.128     12.500          --
      Value at End of Year       --    14.381     13.476    13.894    13.690     13.325     13.318     13.152     13.128          --
   Ven 22, 20 No. of Units       --   761,457    905,277   707,094   880,139    948,394  1,025,660  1,110,845    533,053          --
       Ven 24 No. of Units       --   209,810    244,735   175,887   167,526    177,205    212,984    197,111     52,169          --
Ven 22, 20 Contracts with GEM
    Value at Start of Year       --    13.298     13.739    13.564    13.228     13.248     13.109     13.112     12.500          --
      Value at End of Year       --    14.163     13.298    13.739    13.564     13.228     13.248     13.109     13.112          --
              No. of Units       --    60,840     65,035    56,946    68,127     77,626     91,031    116,839     36,437          --
Venture 2006 Contracts with Payment Enhancement
    Value at Start of Year       --    12.742     13.151    12.971    12.500         --         --         --         --          --
      Value at End of Year       --    13.585     12.742    13.151    12.971         --         --         --         --          --
              No. of Units       --    20,471      5,525     6,805     1,802         --         --         --         --          --
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year       --    13.166     13.623    13.470    13.156     13.196     13.077     13.099     12.500          --
      Value at End of Year       --    14.002     13.166    13.623    13.470     13.156     13.196     13.077     13.099          --
              No. of Units       --   393,895    474,395   465,221   464,919    543,231    542,712    629,036    293,643          --
Venture 2006 Contracts with Annual Step Death Benefit
    Value at Start of Year       --    12.793     13.184    12.984    12.500         --         --         --         --          --
      Value at End of Year       --    13.660     12.793    13.184    12.984         --         --         --         --          --
      Venture No. of Units       --   151,455    138,052    10,879    23,304         --         --         --         --          --
   NY Venture No. of Units       --     9,358      6,374     4,493        --         --         --         --         --          --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
    Value at Start of Year       --    13.210     13.661    13.548    12.500         --         --         --         --          --
      Value at End of Year       --    14.055     13.210    13.661    13.501         --         --         --         --          --
   NY Venture No. of Units       --     4,471      3,191     3,527        --         --         --         --         --          --
Ven 9, 8,7 Contracts with no Optional Riders
    Value at Start of Year       --    13.476     13.894    13.690        --         --         --         --         --          --
      Value at End of Year       --    14.381     13.476    13.894    13.690         --         --         --         --          --
              No. of Units       --    18,744     23,276    23,278    18,747         --         --         --         --          --
U.S. HIGH YIELD BOND TRUST (MERGED INTO HIGH YIELD TRUST EFF 11-08-10) - SERIES II SHARES (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year       --    10.959     14.077    13.903    12.880     12.500         --         --         --          --
      Value at End of Year       --    15.818     10.959    14.077    13.903     12.880         --         --         --          --
   Ven 22, 20 No. of Units       --   133,900     47,141    25,434    30,290     19,767         --         --         --          --
       Ven 24 No. of Units       --    11,704     12,618    11,916     1,122        667         --         --         --          --
Ven 22, 20 Contracts with GEM
    Value at Start of Year       --    10.879     14.003    13.857    12.863     12.500         --         --         --          --
      Value at End of Year       --    15.672     10.879    14.003    13.857     12.863         --         --         --          --
              No. of Units       --     4,655      1,999     1,150     2,586        155         --         --         --          --
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year       --    10.819     13.947    13.823    12.850     12.500         --         --         --          --
      Value at End of Year       --    15.562     10.819    13.947    13.823     12.850         --         --         --          --
              No. of Units       --     2,839      2,162     2,563    19,313      4,385         --         --         --          --
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-01-09) - SERIES I SHARES
(units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year       --        --     14.911    15.174    13.906     13.326     12.354      9.141     12.390      12.894
      Value at End of Year       --        --      8.985    14.911    15.174     13.906     13.326     12.354      9.141      12.390
   Ven 22, 20 No. of Units       --        --  5,293,370 7,069,399 9,783,655 12,551,192 15,352,785 11,816,230 12,616,770  12,398,739
       Ven 24 No. of Units       --        --    179,029   225,964   305,541    376,012    435,154    339,702    377,151     416,599
Ven 22, 20 Contracts with GEM
    Value at Start of Year       --        --     13.688    13.958    12.816     12.307     11.432      8.475     11.511      12.500
      Value at End of Year       --        --      8.232    13.688    13.958     12.816     12.307     11.432      8.475      11.511
              No. of Units       --        --     53,332    61,230    69,492     81,755     93,906     70,666    100,976      50,072

Venture Prior


                             YEAR      YEAR      YEAR       YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/10  12/31/09  12/31/08   12/31/07  12/31/06  12/31/05   12/31/04  12/31/03  12/31/02  12/31/01
                           -------- --------- ---------- --------- --------- ---------- --------- --------- --------- ---------
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year       --        --     14.068    14.367    13.212     12.705    11.820     8.776    11.938    12.467
      Value at End of Year       --        --      8.447    14.068    14.367     13.212    12.705    11.820     8.776    11.938
              No. of Units       --        --    254,260   341,730   396,363    462,545   552,942   571,627   520,506   241,495
Ven 9, 8,7 Contracts with no Optional Riders
    Value at Start of Year       --        --     14.911    15.174    13.906     13.326    12.354     9.141    12.390    12.894
      Value at End of Year       --        --      8.985    14.911    15.174     13.906    13.326    12.354     9.141    12.390
     Ven 7, 8 No. of Units       --        --    400,460   532,372   704,824    906,374 1,308,889   869,461   907,289   986,019
        Ven 9 No. of Units       --        --    134,139   176,765   217,079    271,066   342,414   192,434   189,588   175,115
Ven 3 Contracts with no Optional Riders
    Value at Start of Year       --        --     14.911    15.174    13.906     13.326    12.354     9.141    12.390    12.894
      Value at End of Year       --        --      8.985    14.911    15.174     13.906    13.326    12.354     9.141    12.390
              No. of Units       --        --     32,836    49,020    55,484     75,863   122,075    81,126    79,208   109,471
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST)(MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-01-09) - SERIES II
SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
    Value at Start of Year       --        --     12.710    12.925    12.500         --        --        --        --        --
      Value at End of Year       --        --      7.664    12.710    12.925         --        --        --        --        --
      Venture No. of Units       --        --    125,264    75,475    20,149         --        --        --        --        --
   NY Venture No. of Units       --        --      3,012     3,419       681         --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year       --        --     16.014    16.326    15.001     14.388    13.373     9.922    12.500        --
      Value at End of Year       --        --      9.632    16.014    16.326     15.001    14.388    13.373     9.922        --
   Ven 22, 20 No. of Units       --        --    946,513 1,077,333 1,220,700  1,378,444 1,467,955 1,139,159   416,246        --
       Ven 24 No. of Units       --        --    240,880   235,754   236,363    233,145   244,939   128,788    38,532        --
Ven 22, 20 Contracts with GEM
    Value at Start of Year       --        --     15.834    16.175    14.893     14.313    13.329     9.909    12.500        --
      Value at End of Year       --        --      9.505    15.834    16.175     14.893    14.313    13.329     9.909        --
              No. of Units       --        --     49,925    51,511    64,315     82,397    90,515    77,833    34,295        --
Venture 2006 Contracts with Payment Enhancement
    Value at Start of Year       --        --     12.636    12.895    12.500         --        --        --        --        --
      Value at End of Year       --        --      7.592    12.636    12.895         --        --        --        --        --
              No. of Units       --        --      5,721     4,896       485         --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year       --        --     15.701    16.063    14.812     14.256    13.297     9.900    12.500        --
      Value at End of Year       --        --      9.410    15.701    16.063     14.812    14.256    13.297     9.900        --
              No. of Units       --        --    144,047   187,746   215,208    223,068   234,116   165,759    78,162        --
Venture 2006 Contracts with Annual Step Death Benefit
    Value at Start of Year       --        --     12.668    12.908    12.500         --        --        --        --        --
      Value at End of Year       --        --      7.623    12.668    12.908         --        --        --        --        --
      Venture No. of Units       --        --     65,901    45,219    17,934         --        --        --        --        --
   NY Venture No. of Units       --        --      2,624       607        --         --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
    Value at Start of Year       --        --     15.745    16.100    12.500         --        --        --        --        --
      Value at End of Year       --        --      9.442    15.745    16.100         --        --        --        --        --
   NY Venture No. of Units       --        --      1,805     1,839     1,012         --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
    Value at Start of Year       --        --         --    16.326    15.001     14.388        --        --        --        --
      Value at End of Year       --        --         --    16.014    16.326     15.001        --        --        --        --
        Ven 9 No. of Units       --        --         --       407       407        407        --        --        --        --
ULTRA SHORT TERM BOND TRUST - SERIES II SHARES (units first credited 8-02-2010)
Venture 2006 Contracts with no Optional Benefits
    Value at Start of Year   12.500        --         --        --        --         --        --        --        --        --
      Value at End of Year   12.431        --         --        --        --         --        --        --        --        --
   NY Venture No. of Units    9,795        --         --        --        --         --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year   12.500        --         --        --        --         --        --        --        --        --
      Value at End of Year   12.418        --         --        --        --         --        --        --        --        --
   Ven 22, 20 No. of Units  197,292        --         --        --        --         --        --        --        --        --
       Ven 24 No. of Units    1,824        --         --        --        --         --        --        --        --        --

Venture Prior


                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED      ENDED    ENDED     ENDED     ENDED      ENDED
                            12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01
                           --------- --------- --------- --------- --------- --------- --------- --------- ---------  ---------
Ven 22, 20 Contracts with GEM
    Value at Start of Year    12.500        --        --        --        --        --        --        --        --         --
      Value at End of Year    12.407        --        --        --        --        --        --        --        --         --
              No. of Units        61        --        --        --        --        --        --        --        --         --
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year    12.500        --        --        --        --        --        --        --        --         --
      Value at End of Year    12.400        --        --        --        --        --        --        --        --         --
              No. of Units    15,518        --        --        --        --        --        --        --        --         --
UTILITIES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year    17.633    13.367    22.096    17.589    13.615    11.818     9.261     6.981     9.259     12.500
      Value at End of Year    19.809    17.633    13.367    22.096    17.589    13.615    11.818     9.261     6.981      9.259
   Ven 22, 20 No. of Units   441,147   550,462   655,193 1,106,668 1,385,421 1,588,012 1,411,455 1,155,186   999,664    816,957
       Ven 24 No. of Units    30,508    39,108    30,000    48,941    80,785    56,720    81,660    26,413    14,820     20,684
Ven 22, 20 Contracts with GEM
    Value at Start of Year    17.330    13.164    21.803    17.391    13.488    11.732     9.211     6.957     9.247     12.500
      Value at End of Year    19.429    17.330    13.164    21.803    17.391    13.488    11.732     9.211     6.957      9.247
              No. of Units    15,566    18,728    22,973    24,492    30,912    45,318    53,409    58,350    69,010     39,029
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year    17.105    13.013    21.586    17.243    13.394    11.667     9.174     6.940     9.238     12.500
      Value at End of Year    19.150    17.105    13.013    21.586    17.243    13.394    11.667     9.174     6.940      9.238
              No. of Units    50,708    79,438    83,485   129,163   152,846   151,571   149,497   127,263   126,518     82,992
Ven 9, 8,7 Contracts with no Optional Riders
    Value at Start of Year    17.633    13.367    22.096    17.589    13.615    11.818     9.261     6.981     9.259     12.500
      Value at End of Year    19.809    17.633    13.367    22.096    17.589    13.615    11.818     9.261     6.981      9.259
     Ven 7, 8 No. of Units    80,849    90,925    95,471   156,114   161,198   132,095   162,689    82,207    56,515     36,533
        Ven 9 No. of Units    22,220    30,131    32,278    47,480    66,540    58,046    61,234    55,818    43,665     48,346
Ven 3 Contracts with no Optional Riders
    Value at Start of Year    17.633    13.367    22.096    17.589    13.615    11.818     9.261     6.981     9.259     12.500
      Value at End of Year    19.809    17.633    13.367    22.096    17.589    13.615    11.818     9.261     6.981      9.259
              No. of Units    10,102    20,035    18,691    20,683    11,604    10,426     8,229     4,546        --        547
UTILITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year    27.127    20.611    34.118    27.223    21.111    18.366    14.413    10.886    12.500         --
      Value at End of Year    30.394    27.127    20.611    34.118    27.223    21.111    18.366    14.413    10.886         --
   Ven 22, 20 No. of Units   238,750   278,931   328,004   414,891   433,071   420,537   327,327   255,700    55,444         --
       Ven 24 No. of Units    48,192    62,673    65,881    66,225    73,397    65,416    58,295    33,132     1,856         --
Ven 22, 20 Contracts with GEM
    Value at Start of Year    26.716    20.339    33.736    26.973    20.958    18.270    14.366    10.873    12.500         --
      Value at End of Year    29.873    26.716    20.339    33.736    26.973    20.958    18.270    14.366    10.873         --
              No. of Units    13,914    16,596    23,379    26,950    27,798    35,771    33,611    19,803     2,135         --
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year    26.411    20.138    33.452    26.786    20.844    18.198    14.330    10.862    12.500         --
      Value at End of Year    29.489    26.411    20.138    33.452    26.786    20.844    18.198    14.330    10.862         --
              No. of Units    68,818    74,075    76,017    94,666    97,999    85,040    50,626    25,906     9,361         --
VALUE TRUST - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year    23.785    17.085    29.304    27.463    23.007    20.727    18.251    13.338    17.522     17.182
      Value at End of Year    28.666    23.785    17.085    29.304    27.463    23.007    20.727    18.251    13.338     17.522
   Ven 22, 20 No. of Units 1,352,600 1,567,682 1,993,547 2,738,144 3,479,009 4,112,215 5,529,440 5,784,403 7,257,711  8,096,012
       Ven 24 No. of Units    34,694    42,530    48,782    65,009   103,356   105,003   114,024   129,475   157,262    171,629
Ven 22, 20 Contracts with GEM
    Value at Start of Year    16.381    11.790    20.263    19.028    15.973    14.419    12.721     9.316    12.262     12.500
      Value at End of Year    19.704    16.381    11.790    20.263    19.028    15.973    14.419    12.721     9.316     12.262
              No. of Units    23,922    25,404    26,314    48,833    58,976    72,774    80,824    76,772    63,985     55,965
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year    20.861    15.037    25.882    24.341    20.463    18.500    16.347    11.988    15.804     15.553
      Value at End of Year    25.054    20.861    15.037    25.882    24.341    20.463    18.500    16.347    11.988     15.804
              No. of Units    54,786    63,843    92,292   129,408   157,291   168,658   189,578   207,653   224,097    159,978


Venture Prior


                             YEAR     YEAR       YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED    ENDED      ENDED     ENDED     ENDED      ENDED    ENDED     ENDED     ENDED      ENDED
                           12/31/10 12/31/09   12/31/08  12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                           -------- --------- ---------- --------- --------- --------- --------- --------- --------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
    Value at Start of Year   23.785    17.085     29.304    27.463    23.007    20.727    18.251    13.338    17.522    17.182
      Value at End of Year   28.666    23.785     17.085    29.304    27.463    23.007    20.727    18.251    13.338    17.522
     Ven 7, 8 No. of Units  165,841   188,301    242,452   308,190   376,700   435,336   628,519   685,771   924,294 1,115,499
        Ven 9 No. of Units   83,349    93,637    117,902   162,877   199,037   226,613   282,348   360,293   415,649   503,606
Ven 3 Contracts with no Optional Riders
    Value at Start of Year   23.785    17.085     29.304    27.463    23.007    20.727    18.251    13.338    17.522    17.182
      Value at End of Year   28.666    23.785     17.085    29.304    27.463    23.007    20.727    18.251    13.338    17.522
              No. of Units   12,249    13,232     14,568    21,249    20,983    30,710    45,589    42,511    56,497    53,892
VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
    Value at Start of Year   11.836     8.504     14.571    13.648    12.500        --        --        --        --        --
      Value at End of Year   14.271    11.836      8.504    14.571    13.648        --        --        --        --        --
      Venture No. of Units  124,746   123,449    129,860   114,627    24,355        --        --        --        --        --
   NY Venture No. of Units   19,007    18,276     17,557    18,807     3,898        --        --        --        --        --
Ven 24, 22, 20 Contracts with no Optional Benefits
    Value at Start of Year   16.758    12.071     20.734    19.469    16.344    14.752    13.004     9.515    12.500        --
      Value at End of Year   20.155    16.758     12.071    20.734    19.469    16.344    14.752    13.004     9.515        --
   Ven 22, 20 No. of Units  344,384   377,567    434,102   499,597   539,785   469,625   550,507   353,383   142,517        --
       Ven 24 No. of Units   38,299    41,206     47,727    60,138    69,861    66,996    57,984    35,681     3,908        --
Ven 22, 20 Contracts with GEM
    Value at Start of Year   16.504    11.911     20.501    19.290    16.226    14.674    12.962     9.503    12.500        --
      Value at End of Year   19.809    16.504     11.911    20.501    19.290    16.226    14.674    12.962     9.503        --
              No. of Units    8,212    10,034     15,573    42,700    43,497    31,187    34,342    27,647     2,569        --
Venture 2006 Contracts with Payment Enhancement
    Value at Start of Year   11.685     8.425     14.486    13.616    12.500        --        --        --        --        --
      Value at End of Year   14.039    11.685      8.425    14.486    13.616        --        --        --        --        --
              No. of Units   14,560    16,142     17,369    14,280     2,153        --        --        --        --        --
Ven 24 Contracts with Payment Enhancement
    Value at Start of Year   16.316    11.793     20.329    19.156    16.137    14.616    12.930     9.494    12.500        --
      Value at End of Year   19.554    16.316     11.793    20.329    19.156    16.137    14.616    12.930     9.494        --
              No. of Units   50,988    60,081     61,046    79,599    83,578    83,629    80,202    58,326    22,239        --
Venture 2006 Contracts with Annual Step Death Benefit
    Value at Start of Year   11.750     8.459     14.523    13.630    12.500        --        --        --        --        --
      Value at End of Year   14.138    11.750      8.459    14.523    13.630        --        --        --        --        --
      Venture No. of Units   73,259    66,869     53,430    60,352    17,895        --        --        --        --        --
   NY Venture No. of Units    5,778     3,618      2,514     2,056        --        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
    Value at Start of Year   16.379    11.833     20.386    19.201    12.500        --        --        --        --        --
      Value at End of Year   19.639    16.379     11.833    20.386    19.201        --        --        --        --        --
   NY Venture No. of Units      929       998      1,057     1,014       248        --        --        --        --        --
Ven 9, 8,7 Contracts with no Optional Riders
    Value at Start of Year       --        --         --    19.469    16.344    14.752        --        --        --        --
      Value at End of Year       --        --         --    20.734    19.469    16.344        --        --        --        --
        Ven 9 No. of Units       --        --         --       592       593       593        --        --        --        --

[JOHN HANCOCK LOGO]

the future is yours (R)



                     To obtain a Venture(R) Variable Annuity

               Account Statement of Additional Information ("SAI")


--------------------------------------------------------------------------------



                              Send this request to:



 FOR CONTRACTS ISSUED IN A STATE/JURISDICTION OTHER THAN THE STATE OF NEW YORK:


                                 Venture(R) SAI
                      John Hancock Annuities Service Center
                              Post Office Box 9505
                            Portsmouth, NH 03802-9505



                 FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK:


                                Venture(R) NY SAI
                      John Hancock Annuities Service Center
                              Post Office Box 9506
                            Portsmouth, NH 03802-9506




                                                           cut along dotted line
--------------------------------------------------------------------------------


       Please send me a VENTURE(R) VARIABLE ANNUITY Statement of Additional Information dated May 2, 2011, for



       [ ] Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).



       [ ] Contracts issued in the State of New York (Separate Account A).



       Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.



Name ___________________________________________________________________________



Address ________________________________________________________________________



City_____________________________  State_____________________ Zip_______________



 Venture(R) is a registered service mark of John Hancock Life Insurance Company
                                    (U.S.A.)
  and is used under license by John Hancock Life Insurance Company of New York

                               [JOHN HANCOCK LOGO]

                             the future is yours(R)


--------------------------------------------------------------------------------

                     Wealthmark Variable Annuity Prospectus


                           PREVIOUSLY ISSUED CONTRACTS

--------------------------------------------------------------------------------

                                   May 2, 2011


This Prospectus describes interests in WEALTHMARK flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark Variable Annuity Contract for the name of your issuing Company.


VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.



JOHN HANCOCK VARIABLE                       JOHN HANCOCK VARIABLE                          JOHN HANCOCK VARIABLE
INSURANCE TRUST                             INSURANCE TRUST                                INSURANCE TRUST
500 Index Trust B                           Core Strategy Trust                            Mid Cap Index Trust
Active Bond Trust                           Disciplined Diversification Trust              Mid Cap Stock Trust
All Cap Core Trust                          Equity-Income Trust                            Money Market Trust B
American Asset Allocation Trust             Financial Services Trust                       Natural Resources Trust
American Bond Trust                         Franklin Templeton Founding Allocation Trust   Optimized All Cap Trust
American Fundamental Holdings Trust         Fundamental Value Trust                        Optimized Value Trust
American Global Diversification Trust       Global Bond Trust                              Real Estate Securities Trust
American Global Growth Trust                Global Trust                                   Science & Technology Trust
American Global Small Capitalization Trust  Health Sciences Trust                          Short Term Government Income Trust
American Growth Trust                       High Yield Trust(1,2)                          Small Cap Growth Trust
American Growth-Income Trust                International Core Trust                       Small Cap Index Trust
American High-Income Bond Trust             International Equity Index Trust A             Small Cap Opportunities Trust
American International Trust                International Equity Index Trust B             Small Cap Value Trust
American New World Trust                    International Opportunities Trust              Small Company Value Trust
Blue Chip Growth Trust                      International Small Company Trust              Strategic Income Opportunities
Capital Appreciation Trust                  International Value Trust                      Trust(1)
Capital Appreciation Value Trust            Investment Quality Bond Trust                  Total Bond Market Trust A
Core Allocation Trust                       Lifestyle Aggressive Trust                     Total Return Trust
Core Allocation Plus Trust                  Lifestyle Balanced Trust                       Total Stock Market Index Trust
Core Balanced Trust                         Lifestyle Conservative Trust                   Ultra Short Term Bond Trust
Core Disciplined Diversification Trust      Lifestyle Growth Trust                         Value Trust
Core Fundamental Holdings Trust             Lifestyle Moderate Trust
Core Global Diversification Trust                                                          DWS SCUDDER FUNDS
                                                                                           DWS Equity 500 Index VIP





(1)  Successor to "Strategic Bond Trust."


(2)  Successor to "High Income Trust."




CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

If you purchased a John Hancock New York Contract, you may have elected a "Payment Enhancement" Rider (previously known as a "Payment Credit" Rider) for an extra fee. If you did, John Hancock New York will add a Payment Enhancement of at least 4% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement Rider may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement Rider. The amount of the Payment Enhancement Rider may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement Rider.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)           JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUITIES                                 JOHN HANCOCK ANNUITIES
SERVICE CENTER             MAILING ADDRESS             SERVICE CENTER              MAILING ADDRESS
164 Corporate Drive        Post Office Box 9505        164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815  Portsmouth, NH 03802-9505   Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(800) 344-1029             www.jhannuities.com         (800) 551-2078              www.jhannuitiesnewyork.com

                                Table of Contents


I. GLOSSARY......................................................  1
II. OVERVIEW.....................................................  5
III. FEE TABLES..................................................  10
  EXAMPLES.......................................................  12
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
PORTFOLIOS.......................................................  18
  THE COMPANIES..................................................  18
  THE SEPARATE ACCOUNTS..........................................  18
  THE PORTFOLIOS.................................................  19
  VOTING INTEREST................................................  31
V. DESCRIPTION OF THE CONTRACT...................................  32
  ELIGIBLE PLANS.................................................  32
     Eligibility Restrictions....................................  32
  ELIGIBLE GROUPS................................................  32
  ACCUMULATION PERIOD PROVISIONS.................................  32
     Purchase Payments...........................................  32
     Payment Enhancement.........................................  33
     Accumulation Units..........................................  34
     Value of Accumulation Units.................................  35
     Net Investment Factor.......................................  35
     Transfers Among Investment Options..........................  35
     Maximum Number of Investment Options........................  36
     Telephone and Electronic Transactions.......................  36
     Special Transfer Services - Dollar Cost Averaging Program...  37
     Special Transfer Services - Asset Rebalancing Program.......  37
     Withdrawals.................................................  38
     Signature Guarantee Requirements for Surrenders and
     Withdrawals.................................................  39
     Special Withdrawal Services - The Income Plan...............  39
     Special Withdrawal Services - The Income Made Easy Program..  39
     Optional Guaranteed Minimum Withdrawal Benefits.............  39
     Optional Enhanced Death Benefits............................  41
  PAY-OUT PERIOD PROVISIONS......................................  42
     General.....................................................  42
     Annuity Options.............................................  43
     Determination of Amount of the First Variable Annuity
     Payment.....................................................  46
     Annuity Units and the Determination of Subsequent Variable
     Annuity Payments............................................  46
     Transfers During Pay-out Period.............................  46
     Death Benefit During Pay-out Period.........................  47
     Optional Guaranteed Minimum Income Benefits.................  47
  OTHER CONTRACT PROVISIONS......................................  47
     Right to Review.............................................  47
     Ownership...................................................  48
     Annuitant...................................................  48
     Beneficiary.................................................  49
     Modification................................................  49
     Misstatement and Proof of Age, Sex or Survival..............  49
  FIXED INVESTMENT OPTIONS.......................................  49
VI. CHARGES AND DEDUCTIONS.......................................  52
  WITHDRAWAL CHARGES.............................................  52
  ANNUAL CONTRACT FEE............................................  53
  ASSET-BASED CHARGES............................................  54
     Administration Fee..........................................  54
     Mortality and Expense Risks Fee.............................  54
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.............  54
  PREMIUM TAXES..................................................  55
VII. FEDERAL TAX MATTERS.........................................  56
  INTRODUCTION...................................................  56
  OUR TAX STATUS.................................................  56
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...................  56
  NONQUALIFIED CONTRACTS.........................................  57
     Undistributed Gains.........................................  57
     Taxation of Annuity Payments................................  58
     Surrenders, Withdrawals and Death Benefits..................  58
     Taxation of Death Benefit Proceeds..........................  58
     Penalty Tax on Premature Distributions......................  59
     Puerto Rico Nonqualified Contracts..........................  59
     Diversification Requirements................................  59
  QUALIFIED CONTRACTS............................................  60
     Required Minimum Distributions..............................  61
     Penalty Tax on Premature Distributions......................  61
     Rollovers and Transfers.....................................  61
     Section 403(b) Qualified Plans..............................  63
     Puerto Rico Contracts Issued to Fund Retirement Plans.......  63
     Designated Roth Accounts within Qualified Plans.............  63
  SEE YOUR OWN TAX ADVISOR.......................................  64
VIII. GENERAL MATTERS............................................  65
  ASSET ALLOCATION SERVICES......................................  65
  DISTRIBUTION OF CONTRACTS......................................  65
     Standard Compensation.......................................  65
     Revenue Sharing and Additional Compensation.................  65
     Differential Compensation...................................  66
  TRANSACTION CONFIRMATIONS......................................  66
  REINSURANCE ARRANGEMENTS.......................................  67
  STATEMENTS OF ADDITIONAL INFORMATION...........................  67
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.........  A-1
APPENDIX B: QUALIFIED PLAN TYPES.................................  B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS.....................  C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS......  D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS..........  E-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES...................  U-1

                        (Page intentionally left blank.)

                                   I. Glossary


The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.


ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.



ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.



ADJUSTED BENEFIT BASE: The Riders' Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."



AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.



AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, attains age 95.



ANNIVERSARY VALUE: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix C: "Optional Enhanced Death Benefit Riders."


ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.


ASSET ALLOCATION SERVICES: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.


BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchased. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



BENEFIT RATE: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.



COMPANY: John Hancock USA or John Hancock New York, as applicable.


CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.


CONTRACT ANNIVERSARY: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.



CONTRACT DATE: The date of issue of the Contract.



CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.



CONTRACT YEAR: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.


COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchased. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchased. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT RATE: The rate that we use to determine a Credit if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.


GOOD ORDER: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.


INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.


OWNER OR CONTRACT OWNER ("YOU"): The person, persons, co-Owners, or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.


PROSPECTUS: This prospectus that describes interests in the Contracts.



PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.


QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.


QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.


RESET: A reduction of the Benefit Base if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


RIDER: An optional benefit that you may have elected for an additional charge.



SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.


SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix E: "Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

STEP-UP DATE: The date on which we determine whether a Step-Up could occur.


SUBACCOUNT: A separate division of the applicable Separate Account.



UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.


UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview


This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information ("SAI") for more detailed information.



We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.


WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?


Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means amounts in a Contract may increase or decrease in value daily based upon your Contract's Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.


We no longer offer the Contracts described in this Prospectus for sale; however, you may make additional Purchase Payments as permitted under your Contract.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.


WHAT ARE SOME BENEFITS OF THE CONTRACT?



The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.



We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."



In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. IF YOU PURCHASED A CONTRACT FOR ANY QUALIFIED PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN.



You may have elected to purchase additional benefit options when you purchased your Contract. The Contract may offer an optional death benefit and optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits under Appendix C: "Optional Enhanced Death Benefit Riders" and Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time, subject to the following limits. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.


   TYPE OF       MINIMUM INITIAL    MINIMUM ADDITIONAL
  CONTRACT      PURCHASE PAYMENT     PURCHASE PAYMENT
Nonqualified         $5,000                 $30
  Qualified          $2,000                 $30


If you purchased a John Hancock New York Contract with the Payment Enhancement feature, the minimum initial Purchase Payment was $10,000.


There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."


WHAT CHARGES DO I PAY UNDER THE CONTRACT?


Your Contract has an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.



If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a Guaranteed Minimum Withdrawal Benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.


WHAT ARE MY INVESTMENT CHOICES?


Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.


VARIABLE INVESTMENT OPTIONS. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.


You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions.



FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See "V. Description of the Contract - Fixed Investment Options" for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see "V. Description of the Contract - Special Transfer Services-Dollar Cost Averaging" for details.

HOW CAN I CHANGE MY INVESTMENT CHOICES?


ALLOCATION OF PURCHASE PAYMENTS. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.



TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "V. Description of the Contract - Transfers among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period."



The Variable Investment Options can be a target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in "V. Description of the Contract - Transfers among Investment Options." We apply each Separate Account's policy and procedures uniformly to all Contract Owners.



In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


TRANSFERS BETWEEN ANNUITY OPTIONS. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see "V. Description of the Contract - Transfers During Pay-out Period").

HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See "VI. Charges and Deductions - Withdrawal Charges"). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). A withdrawal may also be subject to income tax and a 10% penalty tax.


WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits
       -  Enhanced Earnings Death Benefit - not offered in New York or
          Washington;
       - Accelerated Beneficiary Protection Death Benefit - not offered in New York or Washington.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits
       -  Income Plus For Life 12.08;
       -  Income Plus For Life - Joint Life 12.08;
       -  Income Plus For Life (Quarterly Step-Up Review);
       -  Income Plus For Life - Joint Life (Quarterly Step-Up Review);
       -  Income Plus For Life (Annual Step-Up Review);
       -  Income Plus For Life - Joint Life (Annual Step-Up Review);
       -  Principal Plus (formerly known as "Guaranteed Principal Plus");
       - Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life");

       -  Principal Plus for Life Plus Automatic Annual Step-Up; and
       -  Principal Returns.

We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all six Income Plus For Life Riders issued with the Contracts, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; and Income Plus For Life - Joint Life 12.08.

If you elected to purchase any one of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits
       -  Guaranteed Retirement Income Benefits* - offered by John Hancock USA;
       - Guaranteed Retirement Income Benefits* - offered by John Hancock New York.

* May also, in marketing and other materials, be referred to as "Guaranteed Retirement Income Programs."

If you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional Rider (formerly known as a "Payment Credit" optional Rider.) Under this Rider, John Hancock New York will credit a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30,
2004) of the Purchase Payment and allocate it among Investment Options in the same proportion as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge and for a longer period of time. This Rider could only be elected at Contract issue and cannot be revoked once elected. Your initial Purchase Payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued outside of New York by John Hancock USA.



WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

       -  withdrawals (including surrenders and systematic withdrawals);

       -  payment of any death benefit proceeds;
       -  periodic payments under one of our annuity payment options;
       -  certain ownership changes; and
       -  any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
       -  the type of the distribution;
       -  when the distribution is made;
       - the nature of any Qualified Plan for which the Contract is being used; and
       -  the circumstances under which the payments are made.


If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.



A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.



A CONTRACT PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS. PURCHASERS OF CONTRACTS FOR USE WITH ANY RETIREMENT PLAN SHOULD CONSULT THEIR LEGAL COUNSEL AND A QUALIFIED TAX ADVISOR. WE PROVIDE ADDITIONAL INFORMATION ON TAXES IN THE "VII. FEDERAL TAX MATTERS." WE MAKE NO ATTEMPT TO PROVIDE MORE THAN GENERAL INFORMATION ABOUT USE OF THE CONTRACT WITH THE VARIOUS TYPES OF RETIREMENT PLANS.


CAN I RETURN MY CONTRACT?


In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In some states, you receive a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states you receive a refund of any Purchase Payments you made if that amount was higher than the Contract Value. If your Contract was issued as an IRA, during the first 7 days of the Right to Review period, you receive all Purchase Payments you made if that amount is greater than the amount otherwise payable. The date of cancellation is the date we receive the Contract.



WILL I RECEIVE A TRANSACTION CONFIRMATION?



We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Wealthmark Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA


WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)

First Year                                 6%
Second Year                                6%
Third Year                                 5%
Fourth Year                                5%
Fifth Year                                 4%
Sixth Year                                 3%
Seventh Year                               2%
Thereafter                                 0%
TRANSFER FEE(3)
Maximum Fee                               $25
Current Fee                                $0



                              JOHN HANCOCK NEW YORK


WITHDRAWAL CHARGE                           WITH PAYMENT     WITHOUT PAYMENT
(as percentage of Purchase Payments)(2)      ENHANCEMENT    ENHANCEMENT RIDER
                                                RIDER
First Year                                       8%                 6%
Second Year                                      8%                 6%
Third Year                                       7%                 5%
Fourth Year                                      7%                 5%
Fifth Year                                       5%                 4%
Sixth Year                                       4%                 3%
Seventh Year                                     3%                 2%
Eighth Year                                      1%                 0%
Thereafter                                       0%                 0%
TRANSFER FEE(3)
Maximum Fee                                      $25               $25
Current Fee                                      $0                 $0



       (1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").
       (2) The charge is taken within the specified period of years measured from the date of payment.
       (3) This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE TABLES DO NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES



-------------------------------------------------------------------------------------------------
                                                         JOHN HANCOCK USA   JOHN HANCOCK NEW YORK
-------------------------------------------------------------------------------------------------
ANNUAL CONTRACT FEE(1)                                          $30                  $30
-------------------------------------------------------------------------------------------------
ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)

Mortality and Expense Risks Fee(3)                             1.25%                1.25%
Administration Fee - asset based                               0.15%                0.15%
                                                               -----                -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                         1.40%                1.40%
(With No Optional Riders Reflected)
-------------------------------------------------------------------------------------------------

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Enhanced Earnings Death Benefit Fee                   0.20%             not offered
Optional Payment Enhancement Fee(4)                         not offered             0.35%
                                                            -----------             -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                         1.60%                1.75%
(With the Enhanced Earnings Death Benefit and Payment
  Enhancement Fees reflected, as applicable)
-------------------------------------------------------------------------------------------------

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Income Benefit Rider Fee(5)
  Guaranteed Retirement Income Benefit II                      0.45%                0.45%
  Guaranteed Retirement Income Benefit III                     0.50%             not offered
Accelerated Beneficiary Protection Death Benefit(6)            0.50%             not offered
-------------------------------------------------------------------------------------------------
OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER
  FEES
(as a percentage of Adjusted Guaranteed Withdrawal
  Balance)

-------------------------------------------------------------------------------------------------




                                                                            INCOME PLUS
                                  INCOME PLUS     INCOME PLUS  INCOME PLUS  FOR LIFE -   INCOME PLUS
                                   FOR LIFE -      FOR LIFE     FOR LIFE    JOINT LIFE   FOR LIFE -   INCOME PLUS  INCOME PLUS
                   INCOME PLUS     JOINT LIFE     (QUARTERLY   (QUARTERLY   (QUARTERLY   JOINT LIFE    FOR LIFE     FOR LIFE
                     FOR LIFE    (ANNUAL STEP-      STEP-UP      STEP-UP      STEP-UP    (QUARTERLY      12.08        12.08
                     (ANNUAL       UP REVIEW)       REVIEW)      REVIEW)      REVIEW)      STEP-UP      (issued    (issued in
                     STEP-UP   (not available in    (issued    (issued in     (issued      REVIEW)      outside   New York)(7)
                    REVIEW)(7)    New York)(7)      outside   New York)(7)    outside    (issued in  New York)(7)
                                                 New York)(7)              New York)(7) New York)(7)
------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee           1.20%          1.20%          1.20%        1.20%        1.20%        1.20%        1.20%        1.20%
 Current Fee           0.60%          0.60%          0.75%        0.70%        0.75%        0.70%        0.85%        0.80%
------------------------------------------------------------------------------------------------------------------------------



                                INCOME PLUS    INCOME PLUS PRINCIPAL PLUS
                                 FOR LIFE -    FOR LIFE -     FOR LIFE
                                 JOINT LIFE    JOINT LIFE       PLUS
                                   12.08          12.08       AUTOMATIC   PRINCIPAL PLUS PRINCIPAL PLUS(9) PRINCIPAL RETURNS(10)
                              (issued outside  (issued in      ANNUAL       FOR LIFE(9)
                                New York)(7)  New York)(7)   STEP-UP(8)
--------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee                        1.20%         1.20%         1.20%          0.75%            0.75%               0.95%
 Current Fee                        0.85%         0.80%         0.70%          0.40%            0.30%               0.50%
--------------------------------------------------------------------------------------------------------------------------------


 (1) The $30 annual Contract fee will not be assessed prior to the Maturity Date under a Wealthmark Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000.
 (2) A daily charge reflected as a percentage of the Variable Investment
     Options.
 (3) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
 (4) This is a daily charge reflected as a percentage of the Variable Investment Options. If you elected the optional Payment Enhancement Rider, the guaranteed rate applicable to any Fixed Investment Options is also reduced by 0.35%.
 (5) Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: "Optional Guaranteed Minimum Income Benefits" for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.
 (6) Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Accelerated beneficiary Protection Death Benefit.
 (7) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
 (8) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped-up to equal the Contract Value.

     For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
 (9) The current charge is 0.40% for Principal Plus for Life and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is "Stepped-up" to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.
(10) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



-------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(1)                 Minimum    Maximum
-------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and        0.25%      1.61%
other expenses
-------------------------------------------------------------------------------



EXAMPLES

The following examples are intended to help you compare the cost of investing in the Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark Contracts with optional benefit Riders and Example 3 pertains to Wealthmark Contracts without optional benefit Riders.

EXAMPLE 1. Maximum Portfolio operating expenses - Wealthmark Contract with optional Riders

WEALTHMARK CONTRACT WITH OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Income Plus For Life optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Income Plus For Life Riders. The Income Plus For Life Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus For Life. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------
JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND INCOME PLUS FOR LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,005     $1,856     $2,740     $4,952
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  455     $1,394     $2,369     $4,951
period:
--------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK
PAYMENT ENHANCEMENT AND PRINCIPAL PLUS FOR LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,202     $2,080     $2,898     $5,077
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  470     $1,437     $2,439     $5,077
period:
--------------------------------------------------------------------------------------

EXAMPLE 2. Maximum Portfolio operating expenses - Wealthmark Contract with optional Riders

WEALTHMARK CONTRACT WITH OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Principal Plus for Life optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Principal Plus for Life Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------
JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND PRINCIPAL PLUS FOR LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $956      $1,703     $2,473     $4,341
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $405      $1,236     $2,092     $4,341
period:
--------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK
PAYMENT ENHANCEMENT AND PRINCIPAL PLUS FOR LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,153     $1,930     $2,634     $4,470
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  420     $1,279     $2,163     $4,470
period:
--------------------------------------------------------------------------------------



EXAMPLE 3. Maximum Portfolio operating expenses - Wealthmark Contract with previously offered optional benefit Riders

WEALTHMARK CONTRACT WITH PREVIOUSLY OFFERED OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a Contract with the Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit Rider for John Hancock USA. For John Hancock New York the example assumes the Contract has the previously offered Guaranteed Retirement Income Benefit II optional benefit Rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------
JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND GUARANTEED RETIREMENT INCOME BENEFIT III
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $929      $1,627     $2,345     $4,089
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $379      $1,157     $1,960     $4,089
period:
--------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK
GUARANTEED RETIREMENT INCOME BENEFIT II
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $906      $1,559     $2,235     $3,885
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $355      $1,085     $1,845     $3,885
period:
--------------------------------------------------------------------------------------

EXAMPLE 4. Minimum Portfolio operating expenses - Wealthmark Contract with no optional benefit Riders

WEALTHMARK CONTRACT WITH NO OPTIONAL BENEFIT RIDERS: The third example also assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------
JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK
NO OPTIONAL BENEFIT RIDERS
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $730      $1,029     $1,311     $1,980
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $171      $  529     $  911     $1,980
period:
--------------------------------------------------------------------------------------





THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK VARIABLE INSURANCE TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUBACCOUNT CORRESPONDING TO A JOHN HANCOCK VARIABLE INSURANCE TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002).



THE PORTFOLIOS AVAILABLE MAY BE RESTRICTED IF YOU PURCHASED A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").





--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
                     MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
PORTFOLIO/SERIES         FEE    (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
500 INDEX B
--------------------------------------------------------------------------------------------------------------
Series NAV              0.47%       0.00%      0.02%       -- --          0.49%        -0.24%(2)     0.25%
--------------------------------------------------------------------------------------------------------------

ACTIVE BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.60%       0.25%      0.04%       -- --          0.89%         0.00%        0.89%
--------------------------------------------------------------------------------------------------------------

ALL CAP CORE
--------------------------------------------------------------------------------------------------------------
Series II               0.78%       0.25%      0.03%       0.01%          1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------

AMERICAN ASSET
  ALLOCATION(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.30%       0.75%      0.03%       -- --          1.08%         0.00%        1.08%
--------------------------------------------------------------------------------------------------------------

AMERICAN BOND(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.37%       0.75%      0.03%       -- --          1.15%         0.00%        1.15%
--------------------------------------------------------------------------------------------------------------

AMERICAN FUNDAMENTAL
  HOLDINGS
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.75%      0.03%       0.37%          1.19%         0.00%        1.19%
--------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.75%      0.03%       0.56%          1.38%         0.00%        1.38%
--------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  GROWTH(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.53%       0.75%      0.07%       -- --          1.35%         0.00%        1.35%
--------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  SMALL
  CAPITALIZATION(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.71%       0.75%      0.10%       -- --          1.56%         0.00%        1.56%
--------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.32%       0.75%      0.04%       -- --          1.11%         0.00%        1.11%
--------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH-
  INCOME(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.27%       0.75%      0.04%       -- --          1.06%         0.00%        1.06%
--------------------------------------------------------------------------------------------------------------

AMERICAN HIGH-INCOME
  BOND(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.46%       0.75%      0.08%       -- --          1.29%         0.00%        1.29%
--------------------------------------------------------------------------------------------------------------

AMERICAN
  INTERNATIONAL(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.49%       0.75%      0.06%       -- --          1.30%         0.00%        1.30%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
                     MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
PORTFOLIO/SERIES         FEE    (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
AMERICAN NEW
  WORLD(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.74%       0.75%      0.12%       -- --          1.61%         0.00%        1.61%
--------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH
--------------------------------------------------------------------------------------------------------------
Series II               0.78%(3)    0.25%      0.03%       -- --          1.06%         0.00%        1.06%
--------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION
--------------------------------------------------------------------------------------------------------------
Series II               0.71%       0.25%      0.03%       -- --          0.99%         0.00%        0.99%
--------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION
  VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.93%       0.25%      0.04%       0.04%          1.26%         0.00%        1.26%
--------------------------------------------------------------------------------------------------------------

CORE ALLOCATION
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.12%       0.79%          1.21%        -0.05%(5)     1.16%
--------------------------------------------------------------------------------------------------------------

CORE ALLOCATION PLUS
--------------------------------------------------------------------------------------------------------------
Series II               0.92%       0.25%      0.07%       -- --          1.24%         0.00%        1.24%
--------------------------------------------------------------------------------------------------------------

CORE BALANCED
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.08%       0.78%          1.16%        -0.01%(5)     1.15%
--------------------------------------------------------------------------------------------------------------

CORE DISCIPLINED
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.08%       0.69%          1.07%        -0.01%(5)     1.06%
--------------------------------------------------------------------------------------------------------------

CORE FUNDAMENTAL
  HOLDINGS
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.55%      0.06%       0.42%          1.08%        -0.01%(6)     1.07%
--------------------------------------------------------------------------------------------------------------

CORE GLOBAL
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.55%      0.05%       0.47%          1.12%         0.00%        1.12%
--------------------------------------------------------------------------------------------------------------

CORE STRATEGY
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.03%       0.49%          0.82%         0.00%        0.82%
--------------------------------------------------------------------------------------------------------------

DISCIPLINED
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.73%       0.25%      0.14%       -- --          1.12%         0.00%        1.12%
--------------------------------------------------------------------------------------------------------------

EQUITY-INCOME
--------------------------------------------------------------------------------------------------------------
Series II               0.78%(3)    0.25%      0.03%       0.01%          1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES
--------------------------------------------------------------------------------------------------------------
Series II               0.82%       0.25%      0.06%       -- --          1.13%         0.00%        1.13%
--------------------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON
  FOUNDING
  ALLOCATION
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.03%       0.92%          1.24%         0.00%        1.24%
--------------------------------------------------------------------------------------------------------------

FUNDAMENTAL VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.76%       0.25%      0.04%       -- --          1.05%         0.00%        1.05%
--------------------------------------------------------------------------------------------------------------

GLOBAL
--------------------------------------------------------------------------------------------------------------
Series II               0.81%       0.25%      0.10%       -- --          1.16%        -0.02%(7)     1.14%
--------------------------------------------------------------------------------------------------------------

GLOBAL BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.70%       0.25%      0.08%       -- --          1.03%         0.00%        1.03%
--------------------------------------------------------------------------------------------------------------

HEALTH SCIENCES
--------------------------------------------------------------------------------------------------------------
Series II               1.05%       0.25%      0.07%       -- --          1.37%         0.00%        1.37%
--------------------------------------------------------------------------------------------------------------

HIGH YIELD
--------------------------------------------------------------------------------------------------------------
Series II               0.66%       0.25%      0.04%       -- --          0.95%         0.00%        0.95%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL CORE
--------------------------------------------------------------------------------------------------------------
Series II               0.89%       0.25%      0.13%       -- --          1.27%         0.00%        1.27%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY
  INDEX A
--------------------------------------------------------------------------------------------------------------
Series II               0.53%       0.25%      0.04%       -- --          0.82%         0.00%        0.82%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY
  INDEX B
--------------------------------------------------------------------------------------------------------------
Series NAV              0.54%       0.00%      0.03%       -- --          0.57%        -0.23%(2)     0.34%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
Series II               0.88%       0.25%      0.08%       -- --          1.21%         0.00%        1.21%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
                     MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
PORTFOLIO/SERIES         FEE    (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL
  COMPANY
--------------------------------------------------------------------------------------------------------------
Series II               0.95%(3)    0.25%      0.14%       -- --          1.34%         0.00%        1.34%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------------------
Series NAV              0.80%(3)    0.00%      0.13%       -- --          0.93%        -0.01%(7)     0.92%
--------------------------------------------------------------------------------------------------------------

INVESTMENT QUALITY
  BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.59%       0.25%      0.05%       -- --          0.89%         0.00%        0.89%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE AGGRESSIVE
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.03%       0.86%          1.18%         0.00%        1.18%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE BALANCED
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.02%       0.70%          1.01%         0.00%        1.01%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE
  CONSERVATIVE
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.02%       0.66%          0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE GROWTH
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.02%       0.71%          1.02%         0.00%        1.02%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE MODERATE
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.02%       0.68%          0.99%         0.00%        0.99%
--------------------------------------------------------------------------------------------------------------

MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.25%      0.02%       0.02%          0.76%         0.00%        0.76%
--------------------------------------------------------------------------------------------------------------

MID CAP STOCK
--------------------------------------------------------------------------------------------------------------
Series II               0.84%       0.25%      0.04%       -- --          1.13%         0.00%        1.13%
--------------------------------------------------------------------------------------------------------------

MONEY MARKET B
--------------------------------------------------------------------------------------------------------------
Series NAV              0.49%       0.00%      0.04%       -- --          0.53%        -0.25%(2)     0.28%
--------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES
--------------------------------------------------------------------------------------------------------------
Series II               1.00%       0.25%      0.03%       -- --          1.28%         0.00%        1.28%
--------------------------------------------------------------------------------------------------------------

OPTIMIZED ALL CAP
--------------------------------------------------------------------------------------------------------------
Series II               0.68%       0.25%      0.03%       -- --          0.96%         0.00%        0.96%
--------------------------------------------------------------------------------------------------------------

OPTIMIZED VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.69%       0.25%      0.04%       -- --          0.98%         0.00%        0.98%
--------------------------------------------------------------------------------------------------------------

REAL ESTATE
  SECURITIES
--------------------------------------------------------------------------------------------------------------
Series II               0.70%       0.25%      0.03%       -- --          0.98%         0.00%        0.98%
--------------------------------------------------------------------------------------------------------------

SCIENCE & TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
Series II               1.05%       0.25%      0.06%       0.02%          1.38%         0.00%        1.38%
--------------------------------------------------------------------------------------------------------------

SHORT TERM
  GOVERNMENT INCOME
--------------------------------------------------------------------------------------------------------------
Series II               0.56%       0.25%      0.07%       -- --          0.88%         0.00%        0.88%
--------------------------------------------------------------------------------------------------------------

SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
Series II               1.06%       0.25%      0.04%       -- --          1.35%         0.00%        1.35%
--------------------------------------------------------------------------------------------------------------

SMALL CAP INDEX
--------------------------------------------------------------------------------------------------------------
Series II               0.48%       0.25%      0.02%       0.08%          0.83%         0.00%        0.83%
--------------------------------------------------------------------------------------------------------------

SMALL CAP
  OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
Series II               1.00%       0.25%      0.05%       0.07%          1.37%        -0.08%(7)     1.29%
--------------------------------------------------------------------------------------------------------------

SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
Series II               1.06%       0.25%      0.04%       0.19%          1.54%         0.00%        1.54%
--------------------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
Series II               1.03%       0.25%      0.05%       0.21%          1.54%         0.00%        1.54%
--------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME
  OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
Series II               0.67%(3)    0.25%      0.09%       0.05%          1.06%         0.00%        1.06%
--------------------------------------------------------------------------------------------------------------

TOTAL BOND MARKET A
--------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.25%      0.02%       -- --          0.74%         0.00%        0.74%
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN
--------------------------------------------------------------------------------------------------------------
Series II               0.68%       0.25%      0.04%       -- --          0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
                     MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
PORTFOLIO/SERIES         FEE    (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
TOTAL STOCK MARKET
  INDEX
--------------------------------------------------------------------------------------------------------------
Series II               0.49%       0.25%      0.03%       -- --          0.77%         0.00%        0.77%
--------------------------------------------------------------------------------------------------------------

ULTRA SHORT TERM
  BOND
--------------------------------------------------------------------------------------------------------------
Series II(8)            0.55%       0.25%      0.08%       -- --          0.88%         0.00%        0.88%
--------------------------------------------------------------------------------------------------------------
VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.74%       0.25%      0.04%       -- --          1.03%         0.00%        1.03%
--------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
DWS VIT FUNDS:
--------------------------------------------------------------------------------------------------------------
DWS Equity 500 Index
  VIP                   0.20%        0.25%      0.28%       -- --         0.73%        -- --         0.73%
--------------------------------------------------------------------------------------------------------------






 (1) "Acquired Portfolio Fees and Expenses" are based on the indirect net expenses associated with the Portfolio's investment in underlying portfolios and are included in "Total Annual Operating Expenses." The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.



 (2) JHVIT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company (U.S.A.) and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHVIT and the Adviser as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the Portfolio's annual operating expenses do not exceed its "Net Operating Expenses" as shown in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired portfolio fees, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap will remain in effect until April 30, 2012 and will terminate after that date only if JHVIT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the separate accounts and other persons specified in the agreement.



 (3) The Management Fee has been restated to reflect contractual changes to the Advisory Agreement.



 (4) The table reflects the combined fees of the feeder fund and the master fund.



 (5) The Adviser has contractually limited other Portfolio level expenses to 0.07%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.



 (6) The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.



 (7) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.



 (8) For Portfolios and Series that have not commenced operations or have an inception date of less than six months as of December 31, 2010, expenses are estimated.


We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

           IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.


The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, and investors must depend on the financial strength of the Company for satisfaction of the Company's obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company's general account assets. You should be aware that, unlike the Separate Accounts, the Company's general account is not segregated or insulated from the claims of the Company's creditors. The general account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company's financial statements contained in the SAI include a further discussion of risks inherent within the Company's general account investments.


THE SEPARATE ACCOUNTS

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.


For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.



For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We are subsidiaries of Manulife Financial Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We use our Separate Accounts to support the Variable Investment Options you choose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

       -  the John Hancock Variable Insurance Trust; or

       -  DWS Scudder Funds with respect to the "DWS Core Fixed Income VIP."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders, where available), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders, where available). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders, where available). The requirements we impose may increase a Portfolio's transaction Costs or otherwise affect both the performance and the availability of Investment Options under the Contract (and optional benefit Riders, where available).



The John Hancock Variable Insurance Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.



If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).


Portfolio Expenses
The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2010, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.



Funds of Funds and Master-Feeder Funds


Each of the John Hancock Variable Insurance Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHVIT Funds of Funds") is a "fund of funds" that invest in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.



Each of the John Hancock Variable Insurance Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHVIT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHVIT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.



The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each fund will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.


Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS FEEDER FUNDS), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE
  SERIES) -- ADVISER TO MASTER FUND
     American Asset Allocation Trust              Seeks to provide high total return (including
                                                  income and capital gains) consistent with
                                                  preservation of capital over the long term. To
                                                  do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Asset
                                                  Allocation Fund(SM), which invests in common
                                                  stocks and other equity securities, bonds and
                                                  other intermediate and long-term debt
                                                  securities, and money market instruments.

     American Bond Trust                          Seeks to maximize current income and preserve
                                                  capital. To do this, the Portfolio invests all
                                                  of its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series Bond
                                                  Fund, which invests at least 65% of its net
                                                  assets in investment-grade debt securities and
                                                  up to 35% of its net assets in lower rated
                                                  debt securities.

     American Global Growth Trust                 Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Global Growth
                                                  Fund, which invests primarily in common stocks
                                                  of companies located around the world that
                                                  have potential for growth.

     American Global Small Capitalization         Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Global Small
                                                  Capitalization Fund, which invests primarily
                                                  in stocks of smaller companies located around
                                                  the world.

     American Growth Trust                        Seeks to provide growth of capital. To do
                                                  this, the Portfolio invests all of its assets
                                                  in Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Growth Fund,
                                                  which invests primarily in common stocks of
                                                  companies that offer superior opportunities
                                                  for growth of capital.

     American Growth-Income Trust                 Seeks long-term growth of capital and income.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Growth-
                                                  Income Fund, which invests primarily in common
                                                  stocks or other securities that demonstrate
                                                  the potential for appreciation and/or
                                                  dividends.

     American High-Income Bond Trust              Seeks to provide a high level of current
                                                  income and, secondarily, capital appreciation.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series High-
                                                  Income Bond Fund, which invests primarily in
                                                  higher yielding and generally lower quality
                                                  debt securities.

     American International Trust                 Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series International
                                                  Fund, which invests primarily in common stocks
                                                  of companies located outside the U.S. that
                                                  have potential for growth.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




CAPITAL RESEARCH AND MANAGEMENT COMPANY (CONTINUED)

     American New World Trust                     Seeks to make the shareholders' investment
                                                  grow. To do this, the Portfolio invests all of
                                                  its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series New
                                                  World Fund(R), which invests primarily in
                                                  stocks of companies with significant exposure
                                                  to countries with developing economies and/or
                                                  markets that have potential of providing
                                                  capital appreciation.



DAVIS SELECTED ADVISERS, L.P.
     Financial Services Trust                     Seeks growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in common stocks of companies that are
                                                  principally engaged in financial services.

     Fundamental Value Trust                      Seeks growth of capital. To do this, the
                                                  Portfolio invests primarily in common stocks
                                                  of large-cap U.S. companies with durable
                                                  business models that can be purchased at
                                                  attractive valuations relative to their
                                                  intrinsic value.



DECLARATION MANAGEMENT & RESEARCH LLC
     Total Bond Market Trust A                    Seeks to track the performance of the Barclays
                                                  Capital U.S. Aggregate Bond Index (which
                                                  represents the U.S. investment grade bond
                                                  market). To do this, the Portfolio invests at
                                                  least 80% of its net assets in securities
                                                  listed in the Barclays Capital U.S. Aggregate
                                                  Bond Index.



DECLARATION MANAGEMENT & RESEARCH LLC AND JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE
  ASSET MANAGEMENT (US) LLC(1)
     Active Bond Trust                            Seeks income and capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in a diversified mix of debt
                                                  securities and instruments with maturity
                                                  durations of approximately 4 to 6 years.



DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
     Real Estate Securities Trust(2)              Seeks to achieve a combination of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of real
                                                  estate investment trusts ("REITs") and real
                                                  estate companies.



DIMENSIONAL FUND ADVISORS LP
     Disciplined Diversification Trust            Seeks total return consisting of capital
                                                  appreciation and current income. To do this,
                                                  the Portfolio invests primarily in equity
                                                  securities and fixed-income securities of
                                                  domestic and international issuers, including
                                                  equities of issuers in emerging markets.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



DIMENSIONAL FUND ADVISORS LP (CONTINUED)

     International Small Company Trust            Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in securities of small cap
                                                  companies in the particular markets in which
                                                  the Portfolio invests. The Portfolio will
                                                  primary invest in a broad and diverse group of
                                                  equity securities of foreign small companies
                                                  of developed markets, but may also hold equity
                                                  securities of companies located in emerging
                                                  markets.



DIMENSIONAL FUND ADVISORS LP ("DFA") AND INVESCO ADVISERS, INC. ("INVESCO ADVISERS")(3)
     Small Cap Opportunities Trust                Seeks long-term capital appreciation. To do
                                                  this, Invesco Advisers invests at least 80% of
                                                  the portion of the Portfolio's net assets it
                                                  manages in equity securities of small-
                                                  capitalization companies; DFA invests the
                                                  portion of the Portfolio's net assets it
                                                  manages in a broad and diverse group of
                                                  readily marketable common stocks of U.S.
                                                  small- and mid-cap companies that it
                                                  determines to be value stocks.



GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
     International Core Trust                     Seeks high total return. To do this, the
                                                  Portfolio invests at least 80% of its total
                                                  assets in equity investments in companies from
                                                  developed markets outside the U.S.



INVESCO ADVISERS, INC.(4)
     Value Trust                                  Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk.  To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities which are
                                                  believed to be undervalued relative to the
                                                  stock market in general.



JENNISON ASSOCIATES LLC
     Capital Appreciation Trust                   Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity and equity-related
                                                  securities of companies that exceed $1 billion
                                                  in capitalization and are attractively valued
                                                  and have above-average growth prospects.



JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC
     Core Allocation Trust                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Core Allocation Plus
                                                  Trust. The Portfolio is a fund of funds and is
                                                  also authorized to invest in other underlying
                                                  portfolios and investment companies.

     Core Balanced Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Balanced Trust. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in other underlying
                                                  portfolios and investment companies.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC (CONTINUED)

     Core Disciplined Diversification Trust       Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Disciplined
                                                  Diversification Trust. The Portfolio is a fund
                                                  of funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Franklin Templeton Founding Allocation       Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests primarily in three JHVIT
                                                  Portfolios: Global Trust, Income Trust and
                                                  Mutual Shares Trust. The Portfolio is a fund
                                                  of funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Optimized All Cap Trust                      Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities of large-,
                                                  mid- and small-cap U.S. companies with strong
                                                  industry position, leading market share,
                                                  proven management or strong financials.

     Optimized Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 65% of
                                                  its total assets in equity securities of U.S.
                                                  companies with the potential for long-term
                                                  growth of capital and a market capitalization
                                                  range at the time of investment equal to the
                                                  Russell 1000(R) Value Index.(5)

     Short Term Government Income Trust           Seeks a high level of current income
                                                  consistent with preservation of capital.
                                                  Maintaining a stable share price is a
                                                  secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  obligations issued or guaranteed by the U.S.
                                                  government or its agencies, authorities, or
                                                  instrumentalities. The Portfolio's normal
                                                  effective duration is no more than 3 years.

     Strategic Income Opportunities Trust         Seeks a high level of current income. To do
     (successor to Strategic Bond Trust)          this, the Portfolio invests primarily in
                                                  foreign government and corporate debt
                                                  securities from developed and emerging
                                                  markets, U.S. government and agency
                                                  securities, domestic high-yield bonds.

     Ultra Short Term Bond Trust                  Seeks a high level of current income
                                                  consistent with the maintenance of liquidity
                                                  and the preservation of capital.  To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in a diversified portfolio of domestic,
                                                  investment grade debt securities.

                                                  Note: The Ultra Short Term Bond Portfolio is
                                                  not a money market fund.  Although the
                                                  Portfolio seeks to preserve the principal
                                                  value of your investment, the Portfolio's
                                                  value fluctuates, and it is possible to lose
                                                  money by investing in this Investment Option.



JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH
  AMERICA) LIMITED
     500 Index Trust B                            Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P 500(R) Index and
                                                  securities that as a group will behave in a
                                                  manner similar to the Index.(6)

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT
  (NORTH AMERICA) LIMITED (CONTINUED)

     Mid Cap Index Trust                          Seeks to approximate the aggregate total
                                                  return of a mid cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P Midcap 400(R)
                                                  Index(6) and securities that as a group behave
                                                  in a manner similar to the Index.

     Money Market Trust B                         Seeks to obtain maximum current income
                                                  consistent with preservation of principal and
                                                  liquidity. To do this, the Portfolio invests
                                                  in high quality, U.S. dollar denominated money
                                                  market instruments.

                                                  Note: Although the Money Market Portfolio
                                                  seeks to preserve the principal value of your
                                                  investment, it is possible to lose money by
                                                  investing in this Investment Option.  For
                                                  example, the Money Market Portfolio could lose
                                                  money if a security purchased by the Portfolio
                                                  is downgraded, and the Portfolio must sell the
                                                  security at less than the original cost of the
                                                  security.  Also, the returns of the Money
                                                  Market Subaccount in your Contract may become
                                                  extremely low or possibly negative whenever
                                                  the net income earned, if any, by the
                                                  underlying Money Market Portfolio is not
                                                  sufficient to offset the Contract's expense
                                                  deductions.

     Small Cap Index Trust                        Seeks to approximate the aggregate total
                                                  return of a small cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Russell 2000(R) Index(5)
                                                  and securities that will as a group behave in
                                                  a manner similar to the Index.

     Total Stock Market Index Trust               Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Wilshire 5000(R) Total
                                                  Market Index(7) and securities that as a group
                                                  will behave in a manner similar to the Index.



JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
  ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA)
  LIMITED
     American Fundamental Holdings Trust          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests primarily in four
                                                  portfolios of the American Funds Insurance
                                                  Series(R): Bond Fund, Growth Fund, Growth-
                                                  Income Fund, and International Fund. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in six other portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying portfolios, investment
                                                  companies, and other types of investments.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
  ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA)
  LIMITED (CONTINUED)

     American Global Diversification Trust        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying portfolios, in securities that are
                                                  located outside the U.S. The Portfolio invests
                                                  primarily in five portfolios of the American
                                                  Funds Insurance Series: Bond Fund, Global
                                                  Growth Fund, Global Small Capitalization Fund,
                                                  High-Income Bond Fund, and New World Fund. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in five other portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying portfolios, investment
                                                  companies, and other types of investments.

     Core Fundamental Holdings Trust              Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in Portfolios of the American Funds
                                                  Insurance Series. The Portfolio is a fund of
                                                  funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Core Global Diversification Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying portfolios, in securities that are
                                                  located outside the U.S. The Portfolio is a
                                                  fund of funds and is also authorized to invest
                                                  in other underlying portfolios and investment
                                                  companies.

     Core Strategy Trust                          Seeks long-term growth of capital; current
                                                  income is also a consideration. To do this,
                                                  the Portfolio invests approximately 70% of its
                                                  total assets in equity securities and
                                                  portfolios which invest primarily in equity
                                                  securities and approximately 30% of its total
                                                  assets in fixed-income securities and
                                                  portfolios which invest primarily in fixed-
                                                  income securities. The Portfolio is a fund of
                                                  funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Lifestyle Aggressive Trust                   Seeks long-term growth of capital. Current
                                                  income is not a consideration. The Portfolio
                                                  operates as a fund of funds and invests
                                                  approximately 100% of its assets in portfolios
                                                  which invest primarily in equity securities.

     Lifestyle Balanced Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on growth of capital. The
                                                  Portfolio is a fund of funds and invests
                                                  approximately 50% of its assets in portfolios
                                                  that invest primarily in equity securities,
                                                  and approximately 50% in portfolios which
                                                  invest primarily in fixed-income securities.

     Lifestyle Conservative Trust                 Seeks a high level of current income with some
                                                  consideration given to growth of capital. The
                                                  Portfolio is a fund of funds and invests
                                                  approximately 80% of its assets in portfolios
                                                  which invest primarily in fixed-income
                                                  securities, and approximately 20% in
                                                  portfolios which invest primarily in equity
                                                  securities.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
  ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA)
  LIMITED (CONTINUED)

     Lifestyle Growth Trust                       Seeks long-term growth of capital. Current
                                                  income is also a consideration. The Portfolio
                                                  is a fund of funds and invests approximately
                                                  70% of its assets in portfolios which invest
                                                  primarily in equity securities, and
                                                  approximately 30% of its assets in portfolios
                                                  which invest primarily in fixed-income
                                                  securities.

     Lifestyle Moderate Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on income. The Portfolio is a
                                                  fund of funds and invests approximately 60% of
                                                  its assets in portfolios which invest
                                                  primarily in fixed-income securities, and
                                                  approximately 40% of its assets in portfolios
                                                  which invest primarily in equity securities.



MARSICO CAPITAL MANAGEMENT, LLC
     International Opportunities Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in common stocks of foreign
                                                  companies of any size that are selected for
                                                  their long-term growth potential.



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Global Bond Trust                            Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 80% of its net assets in fixed-income
                                                  instruments that are economically tied to at
                                                  least three countries (one of which may be the
                                                  U.S.), which may be represented by futures
                                                  contracts and options on such securities.

     Total Return Trust                           Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 65% of its net assets in a
                                                  diversified portfolio of fixed-income
                                                  instruments of varying maturities, which may
                                                  be represented by forwards or derivatives.



QS INVESTORS, LLC(8)
     All Cap Core Trust                           Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests in common stocks and
                                                  other equity securities within all asset
                                                  classes (small-, mid- and large-cap) of those
                                                  included on the Russell 3000((R)5) Index.
                                                  These securities may be listed on securities
                                                  exchanges, traded in various over-the-counter
                                                  markets or have no organized markets. The
                                                  Portfolio may also invest in U.S. Government
                                                  securities.



                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




SSGA FUNDS MANAGEMENT, INC.
     International Equity Index Trust A           Seeks to track the performance of a broad-
                                                  based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index(9), or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.

     International Equity Index Trust B           Seeks to track the performance of a broad-
                                                  based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index(9), or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.



T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.(10)
     Science & Technology Trust                   Seeks long-term growth of capital. Current
                                                  income is incidental to the Portfolio's
                                                  objective. To do this, the Portfolio invests
                                                  at least 80% of its net assets in the common
                                                  stocks of companies expected to benefit from
                                                  the development, advancement, and/or use of
                                                  science and technology.



T. ROWE PRICE ASSOCIATES, INC.
     Blue Chip Growth Trust                       Seeks to provide long-term growth of capital.
                                                  Current income is a secondary objective. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks of large
                                                  and medium-sized blue chip growth companies
                                                  that are well established in their industries
                                                  and have the potential for above-average
                                                  earnings growth.

     Capital Appreciation Value Trust             Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in
                                                  common stocks of established U.S. companies
                                                  that have above-average potential for capital
                                                  growth. Common stocks typically constitute at
                                                  least 50% of the Portfolio's assets. The
                                                  remaining assets are invested in other
                                                  securities, including convertible securities,
                                                  corporate and government debt, foreign
                                                  securities, futures and options. The Portfolio
                                                  may invest up to 20% of its total assets in
                                                  foreign securities.

     Equity-Income Trust                          Seeks to provide substantial dividend income
     (successor to Large Cap Value Trust)         and also long-term growth of capital. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities, with at
                                                  least 65% in common stocks of well-established
                                                  companies paying above-average dividends.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").


T. ROWE PRICE ASSOCIATES, INC. (CONTINUED)

     Health Sciences Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in common stocks of companies
                                                  engaged in the research, development,
                                                  production, or distribution of products or
                                                  services related to health care, medicine, or
                                                  the life sciences.

     Small Company Value Trust                    Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small companies whose common stocks
                                                  are believed to be undervalued.



TEMPLETON GLOBAL ADVISORS LIMITED
     Global Trust                                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in the
                                                  equity securities of companies located
                                                  throughout the world, including emerging
                                                  markets.



TEMPLETON INVESTMENT COUNSEL, LLC
     International Value Trust(11)                Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 85% of its net
                                                  assets in foreign (non-U.S.) equity
                                                  securities.



WELLINGTON MANAGEMENT COMPANY, LLP
     Core Allocation Plus Trust                   Seeks to provide total return, consisting of
                                                  long-term capital appreciation and current
                                                  income. To do this, the Portfolio invests in
                                                  equity and fixed-income securities of issuers
                                                  located within and outside the U.S.

     Investment Quality Bond Trust                Seeks to provide a high level of current
                                                  income consistent with the maintenance of
                                                  principal and liquidity. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in bonds rated investment grade,
                                                  focusing on corporate bonds and U.S.
                                                  government bonds with intermediate to longer
                                                  term maturities.

     Mid Cap Stock Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of medium-sized
                                                  companies with significant capital
                                                  appreciation potential.

     Natural Resources Trust                      Seeks long-term total return. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in equity and equity-related securities
                                                  of natural resource-related companies
                                                  worldwide, including emerging markets.

     Small Cap Growth Trust                       Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to offer above-average potential for
                                                  growth in revenues and earnings.

     Small Cap Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to be undervalued.



                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



WESTERN ASSET MANAGEMENT COMPANY
     High Yield Trust(12)                         Seeks to realize an above-average total return
     (successor to "High Income Trust"            over a market cycle of three to five years,
     and to "U.S. High Yield Bond Trust")         consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in high yield securities, including
                                                  corporate bonds, preferred stocks, U.S.
                                                  government and foreign securities, mortgage-
                                                  backed securities, loan assignments or
                                                  participations, and convertible securities.


                            DWS INVESTMENTS VIT FUNDS
    We show the Portfolio's manager in bold above the name of the Portfolio.


DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
     DWS Equity 500 Index VIP(13)                 Seeks to invest at least 80% of its assets in
                                                  stocks of companies included in the Standard &
                                                  Poor's 500(R) Composite Stock Price Index (the
                                                  "S&P 500(R) Index")(6) and in derivative
                                                  instruments, such as futures contracts and
                                                  options, that provide exposure to the stocks
                                                  of companies in the S&P 500(R) Index. The
                                                  Portfolio's securities are weighted to attempt
                                                  to make the Portfolio's total investment
                                                  characteristics similar to those of the S&P
                                                  500(R) Index as a whole.


 (1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

 (2) RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

 (3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Advisers, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

 (4) Prior to June 1, 2010, the subadviser of the JHVIT Value Trust had been referred to in the Annuity Prospectus as "Van Kampen (a registered trade name of Morgan Stanley Investment Management Inc.)." Effective June 1, 2010, Invesco Ltd. acquired certain portions of Morgan Stanley Investment Management Inc.'s retail asset management business, which includes the management of the JHVIT Value Trust. In connection with the transaction, the JHVIT Board approved a new subadvisory agreement effective June 1, 2010, for the JHVIT Value Trust with Invesco Advisers, Inc., an affiliate of Invesco Ltd.


 (5) "Russell 3000(R)", "Russell 2000(R)", "Russell 1000(R)" and "Russell Midcap(R) Value" are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Russell 3000(R) Index ranged from $5 million to $425.9 billion, Russell 2000(R) Index ranged from $5 million to $6.2 billion, as of February 28, 2011, the market capitalizations of companies included in the Russell 1000(R) Value Index ranged from $221 million to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the Russell Midcap(R) Value" Index ranged from $310 million to $19.0 billion.


 (6) "Standard & Poor's(R)," "S&P 500(R)," and "S&P Midcap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the S&P 500(R) Index ranged from $1.5 billion to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the S&P Midcap 400(R) Index ranged from $703 million to $9.9 billion.

 (7) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from less than $1 million to $431 billion.

 (8) Effective August 1, 2010, QS Investors, LLC ("QS Investors") succeeded Deutsche Investment Management Americas Inc. as the subadviser to the All Cap Core Trust.


 (9) "MSCI All Country World Excluding USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalization range of the Index was from $466 million to $275.1 billion.

(10) The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.

(11) The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

(12) High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

(13) DWS Equity 500 Index VIP is subadvised by Northern Trust Investments, N.A.

VOTING INTEREST

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You instruct us how to vote Portfolio shares.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         V. Description of the Contract

ELIGIBLE PLANS


Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.





If you purchased a Contract for use in connection with a Qualified Plan, you should know, in evaluating the suitability of the Contract, that:


       - the Contract was not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth Account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and


       - any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.





Please see "VII. Federal Tax Matters - Qualified Contracts" for additional information about the use of the Contract in connection with Qualified Plans.



ELIGIBILITY RESTRICTION - SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify as a section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan"). For information regarding Contracts issued for use in existing
Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI from the Annuities Service Center.



BENEFICIARY IRAS. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that were otherwise available under the Contract (where applicable, see Appendix
C: "Optional Enhanced Death Benefit Riders," Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," and Appendix E: "Optional Guaranteed Minimum Income Benefit(s)," to determine what optional Riders, if any, were available).


We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

ELIGIBLE GROUPS

John Hancock USA has issued Group Contracts to Venture(R) Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

ACCUMULATION PERIOD PROVISIONS

Purchase Payments
You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. However, if you elected the optional Payment Enhancement Rider (previously known as the optional "Payment Credit" Rider) (only available in New York), the minimum initial Purchase Payment was $10,000.


We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a GMWB Rider. See "Purchase Payments" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." For the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will accept only a Purchase Payment intended to qualify as a "rollover


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We impose limits on the minimum amount of Additional Purchase Payments.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
distribution." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in section 403(b) Qualified Plans, you may request a copy of the SAI from the Annuities Service Center.



John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:


       - You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;


       - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;


       - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000;

       - You purchased a Contract that will be used within our Individual 401(k) Program;

       - You purchased a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan currently owns one or more Qualified contracts issued by us prior to June 1, 2004; or


       - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.



If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:


       - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

       - the Contract Value at the end of such two year period is less than $2,000.


As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the "valuation period") during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").



You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).


Payment Enhancement
The optional Payment Enhancement Rider (previously known as the optional "Payment Credit" Rider) was not available for John Hancock USA Contracts. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and once elected the Payment Enhancement Rider is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement Rider was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.

If you elected the Payment Enhancement Rider, we will add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, the Payment Enhancement was 5%. The Payment Enhancement Rider is funded from John Hancock New York's General Account.


PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. If the Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.



RIGHT TO REVIEW CONTRACT. If you exercised your right to return your Contract during the "ten day right to review period," we would have reduced the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bore the risk that if the market value of the Payment Enhancement had declined, we would still have recovered the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement would not have been deducted from the amount paid to you. If a Contract was issued as an IRA under sections 408 or 408A of the Code,


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Optional Payment Enhancement Rider was only available in New York.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
during the first 7 days of the right to review period, we would have returned the Purchase Payments if this were greater than the amount otherwise payable.


TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investment in the contract" for income tax purposes (see "VII. Federal Tax Matters").


MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making Additional Purchase Payments, you and your registered representative should consider:

       -  The length of time that you plan to own your Contract;
       -  The frequency, amount and timing of any partial surrenders; and

       -  The amount and frequency of your Purchase Payments.



Choosing the Payment Enhancement is generally advantageous except in the following situation: if you make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to Additional Purchase Payments and you intend to hold your Contract for more than 11 years.


We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see "VI. Charges and Deductions").


If you are considering making Additional Purchase Payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B: "Qualified Plan Types").


ADDITIONAL CHARGES FOR THE PAYMENT ENHANCEMENT RIDER. If you elected the Payment Enhancement Rider, the Separate Account annual expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement Rider is elected is 8% (as opposed to 6% with no Payment Enhancement Rider) and the withdrawal charge period is 8 years if the Payment Enhancement Rider is elected (as opposed to 7 years with no Payment Enhancement Rider).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract's Investment Accounts by dividing
(i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.



We usually credit initial Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your initial Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.


We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.


We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:


       - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

       - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.


AUTOMATED TRANSACTIONS. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing Automated Transactions.




Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:


       (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

       (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

       (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.



Transfers among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.


You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.



Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.



Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.


To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in "Pay-out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, a Contract Owner may transfer to the Money Market Investment Option even if the Contract Owner reaches the two transfer per month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:
       -  restricting the number of transfers made during a defined period;
       -  restricting the dollar amount of transfers;
       - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
       -  restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.


In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.


Telephone and Electronic Transactions

We automatically permit you to request transfers and withdrawals by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact us at the telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.



To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.


We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We permit you to make certain types of transactions by telephone or electronically through the Internet.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
       -  any loss or theft of your password; or
       -  any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.


All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.


We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


Special Transfer Services - Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the "DCA Source Investment Option"), to other Variable Investment Options (the "Destination Investment Options"), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if otherwise allowable) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.



Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.



The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.



You should consult with your financial professional to assist you in determining whether the DCA program and your DCA Source Investment Option selection are suited for your financial needs and investment risk tolerance.


Special Transfer Services - Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We make available Dollar Cost Averaging and Asset Rebalancing programs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:
       - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
       - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
       - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the SAI for further information regarding the impact of withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.



When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionally from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."



We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge.



There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently do not enforce these Contract minimum restrictions for Contracts that have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for Contracts that we issue in the future.



We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

       - the New York Stock Exchange is closed (other than customary weekend and holiday closings);
       -  trading on the New York Stock Exchange is restricted;

       - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets;


       - pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or


       -  the SEC, by order, so permits for the protection of security holders.



Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges and tax liability as a result.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the Owner of the other Contract to purchase any optional benefit Rider then available.



TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).



Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

       - you are requesting that we mail the amount withdrawn to an alternate address; or
       - you have changed your address within 30 days of the withdrawal request; or
       -  you are requesting a withdrawal in the amount of $250,000 or greater.


We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.


Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.


Special Withdrawal Services - The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" in Appendix D for more information.

Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Principal Plus (formerly known as "Guaranteed Principal Plus") and Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life") optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. In addition, Appendix D includes a general description of the Income Plus For Life Series, Principal Plus for Life Plus Automatic Annual Step-Up, and Principal Returns optional benefits Riders for which you may have been eligible to exchange a previously purchased guaranteed minimum withdrawal benefit Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 You may make Systematic "Income Plan" withdrawals.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Death Benefit During Accumulation Period
The Contracts described in this Prospectus provide for the distribution of death benefits if a Contract Owner dies before a Contract's Annuity Commencement Date.

AMOUNT OF DEATH BENEFIT. If any Owner dies, the Death Benefit payable under the Contract will be the greater of:
       -  the Contract Value; or
       -  the Minimum Death Benefit.

If there is any Debt, the Death Benefit equals the amount described above less the Debt under the Contract.

If the oldest Owner had an attained age of less than 81 years on the Contract Date, the Minimum Death Benefit will be determined as follows:
       - During the first Contract Year, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals.
       - During any subsequent Contract Year, the Minimum Death Benefit will be the greater of (i) or (ii), where:
          (i) is the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals; and
          (ii) is the greatest Anniversary Value prior to the oldest Owner's attained age 81.
       - The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since that Contract Anniversary.

If the oldest Owner had an attained age of 81 or greater on the Contract Date, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:
       (i) is equal to the death benefit prior to the withdrawal; and
       (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.


PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

       -  a certified copy of a death certificate; or
       - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
       -  any other proof satisfactory to us.


DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).


In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:
       -  The Beneficiary will become the Owner.
       - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

       - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

       -  We will waive withdrawal charges for all future distributions.

       - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.


       - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.


       - Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner's entire interest in the Contract as a series of withdrawals over the Beneficiary's life expectancy, beginning one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.



We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract
Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)


A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

ANNUAL STEP-UP DEATH BENEFIT. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.



ENHANCED EARNINGS DEATH BENEFIT. (Not available in New York or Washington.) Under the Enhanced Earnings Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under the Enhanced Earnings Rider, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. The Enhanced Earnings Death Benefit was available only at Contract issue and cannot be revoked once elected.




ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT. (Not available in New York or Washington.) John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit Rider between December, 2003 and December, 2004. The Accelerated Beneficiary Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Accelerated Beneficiary Protection Death Benefit replaces any other death benefit under the Contract. The Accelerated Beneficiary Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.


PAY-OUT PERIOD PROVISIONS

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract's specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90(th) birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Maturity Date"). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time by written request at least one month before both the current and new Maturity Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*



NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.



A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You have a choice of several different ways of receiving annuity payments from us.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

----------
(*) We will deny our consent to a later Annuity Commencement Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax
Matters - Qualified Contracts - Required Minimum Distributions").

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.


Annuity Options


Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period (after the first Contract year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary's entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.



We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years.



United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

       - you will no longer be permitted to make any withdrawals under the Contract;
       - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
       -  we may not change the Annuity Option or the form of settlement; and
       -  your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10
Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.


ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.


Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.


Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its ''Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders or exchanged the Rider you purchased with another guaranteed minimum withdrawal benefit Rider (i.e., an Income Plus For Life, Income Plus For Life
- Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus For Life or an Income Plus For Life - Joint Life Rider. For the Income Plus For
Life - Joint Life Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.


GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus For Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.


GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Fixed Period Certain Only - This Annuity Option is available only if:
       - you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
       - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or the Principal Returns Rider that you purchased with your Contract; or
       - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:
       - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");
       - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and
       - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

       A equals the number of Annuity Units used to determine future payments before the commutation;
       B equals the dollar amount requested to be paid out as part of the commutation;
       C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and
       D equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.


FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period"), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.


We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge.


Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate is built into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment returns which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.

Transfers During Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.


OTHER CONTRACT PROVISIONS

Right to Review

You had the right to cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.



No withdrawal charge is imposed upon return of a Contract within the right to review period. The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under sections 408 or 408A of the Code, during the first 7 days of the right to review period, you receive all Purchase Payments if this is greater than the amount otherwise payable. If you purchased your Contract in New York with the optional Payment Enhancement Rider, we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. See "Payment Enhancement" earlier in this chapter for additional information.


If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.


(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older would have been cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We would have allocated your Purchase Payments to the Money Market Investment Option during this period. We would have, however, permitted you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancelled the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we would have paid you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we received your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we would have paid you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 You had a right to cancel your Contract within the permitted time.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.


You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:
       - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

       - A change of ownership may result in termination of any applicable qualified minimum withdrawal benefit guarantee. (If a GMWB Rider was available to you when you purchased your Contract, you can get more information from (where applicable) Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


       - An addition of any Contract Owner may result in a reduction of the death benefit. We may Reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.


       - A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

       - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.
       - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

       - Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.



We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting "Purchase Payment" will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.



GROUP CONTRACTS (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserve the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner's ability to exercise such rights and privileges.


In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge (where applicable) as to any Contract issued after the effective date of the modification. All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract.

ACCEPTANCE OF CONTRACTS. John Hancock USA has discontinued new applications and issuance of new group contracts.

Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You own the Contract.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Annuitant is either you or someone you designate.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.



If any Annuitant is changed and any Contract Owner is not a natural person, we distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.


Beneficiary
The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts or certificates (where applicable), Treasury Department regulations may limit designations of Beneficiaries.

Spouse
FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).


STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.


Modification
We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and any applicable market value charge as to any Contracts issued after the effective date of the modification.


Code Section 72(s)


In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.


Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.


FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Beneficiary is the person you designate to receive the death benefit if you die.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INTEREST RATES AND AVAILABILITY. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services -- Dollar Cost Averaging Program" for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.


Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from an Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The purpose of the charge is to compensate us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth below. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below. In the case of group contracts issued by John Hancock USA, John Hancock USA reserves the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

The adjustment factor is determined by the following formula: 0.75 x (B-A) x C/12 where:
       A = The guaranteed interest rate on the Investment account.
       B = The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.
       C = The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

We make no market value charge on withdrawals from the Fixed Investment Option in the following situations:

       -  death of the Owner;
       -  amounts withdrawn to pay fees or charges;
       - amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;
       - amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period;

       -  amounts withdrawn from a one-year Fixed Investment Option; and
       - amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior partial withdrawals in that Contract Year.

In no event will the market value charge:
       - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;
       - together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or
       - reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner's Purchase Payments.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals" above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

The market value charge described above may apply to withdrawals from any Investment Option except for a one year Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."


LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified
Contracts - Loans" (see "VII. Federal Tax Matters"). The market value charge described above may apply to amounts transferred from the Fixed Investment Accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred. THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.


CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions


We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices (where applicable): "Optional Enhanced Death Benefits;" "Optional Guaranteed Minimum Withdrawal Benefits;" and/or "Optional Guaranteed Minimum Income Benefit(s)."


WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) Payment Enhancements and earnings attributable to Payment Enhancements, iii) certain other "free withdrawal amounts," described below or iv) Purchase Payments that have been in the Contract for more than 7 complete Contract Years (8 complete years if you elected the Payment Enhancement Rider in New York). In any Contract Year, the free withdrawal amount for that year is the greater of: (i) 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and (ii) the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments). We allocate any free withdrawal amount first to withdrawals from Variable Investment Options and then to withdrawals from the Fixed Investment Options.


We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:


       - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and



       - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).



Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.


Upon a full surrender of a John Hancock USA Contract issued on or after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.

We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being "liquidated" by the applicable withdrawal charge percentage shown below:


                                WITHDRAWAL CHARGE

                     (as a percentage of Purchase Payments)

                     JOHN HANCOCK USA         JOHN HANCOCK NEW YORK               JOHN HANCOCK NEW YORK
                                       (WITHOUT PAYMENT ENHANCEMENT RIDER)  (WITH PAYMENT ENHANCEMENT RIDER)
First Year                  6%                          6%                                 8%
Second Year                 6%                          6%                                 8%
Third Year                  5%                          5%                                 7%
Fourth Year                 5%                          5%                                 7%
Fifth Year                  4%                          4%                                 5%
Sixth Year                  3%                          3%                                 4%
Seventh Year                2%                          2%                                 3%
Eighth Year                 0%                          0%                                 1%
Thereafter                  0%                          0%                                 0%


We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge." In the case of group annuity Contracts issued by John Hancock USA, John Hancock USA reserves the right to modify the withdrawal charge as to certificates issued after the effective date of a change specified in written notice to the group holder.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY)
For Venture(R), Venture Vantage(R) and Wealthmark Contracts issued on or after May 1, 2002 and for Venture III(R) Contracts issued on or after May 1, 2006 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:
       - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
       -  the confinement began at least one year after the Contract Date;
       -  confinement was prescribed by a "Physician";
       - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

       - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in Good Order, no later than 90 days after discharge.


An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.


The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND WAS NOT AVAILABLE FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2002. CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY TAX (SEE "VII. FEDERAL TAX MATTERS"). YOU SHOULD CONSULT WITH YOUR OWN QUALIFIED TAX ADVISOR BEFORE REQUESTING THE WAIVER.


There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., "Reduction or Elimination of Charges and Deductions," below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

ANNUAL CONTRACT FEE

We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, the fee will be waived. During the Accumulation Period, we deduct the annual Contract fee on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If you withdraw the entire Contract Value on a day other than the last day of any Contract Year, however, we will deduct the $30 Contract fee from the amount paid. During the Pay-out Period, we deduct the fee on a pro-rata basis from each annuity payment.

ASSET-BASED CHARGES


We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.



Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.25% of the value of the Variable Investment Options. In the case of individual Contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.


REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(Not available in New York)


We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:


       - We consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.


       - We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.


       - We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.


       - We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.


       - We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

       - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In the case of Group Contracts (where they had been available), we may have issued Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts and certificates have been generally designed. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your registered representative.


PREMIUM TAXES


We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.



In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


----------------------------------------------------
                               PREMIUM TAX RATE(1)
STATE OR                    QUALIFIED   NONQUALIFIED
TERRITORY                   CONTRACTS     CONTRACTS
CA                            0.50%         2.35%
GUAM                          4.00%         4.00%
ME(2)                         0.00%         2.00%
NV                            0.00%         3.50%
PR                            1.00%         1.00%
SD(2)                         0.00%         1.25%(3)
TX(4)                         0.04%         0.04%
WV                            1.00%         1.00%
WY                            0.00%         1.00%
----------------------------------------------------


                    (1) Based on the state of residence at the time the tax is assessed.

                    (2) We pay premium tax upon receipt of Purchase Payment.


                    (3) 0.80% on Purchase Payments in excess of $500,000.

                    (4) Referred to as a "maintenance fee."


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We charge you for premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT - FEDERAL, STATE, OR LOCAL - OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS


At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.


When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts" below.


Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.


NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.



For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.



The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.


Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange is tax free if certain requirements were satisfied. If the exchange was tax free, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not have exceeded your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).



If you exchanged part of an existing contract for the Contract, and within 12 months of the exchange you received a payment (e.g., you made a withdrawal) from either contract, the exchange may not have been treated as a tax-free exchange. Rather, the exchange may have been treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract would be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult with your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you made a withdrawal from either contract within 12 months after the exchange.


Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually make a distribution to you or you assign or pledge an interest in your Contract.


However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments
When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
       - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

       - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
       - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.


After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:


       - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or


       - if distributed in accordance with an existing Annuity Option other than the Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or


       - if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.


Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - attributable to the Contract Owner becoming disabled (as defined in the tax law);
       - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;
       - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;
       -  made under a single-premium immediate annuity contract; or

       - made with respect to certain annuities issued in connection with structured settlement agreements.


Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. However, we do not know what future Treasury Department regulations or other guidance may require. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


Health Care and Education Reconciliation Act of 2010

On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).


You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.


QUALIFIED CONTRACTS
(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)



The Contracts were also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with RMD requirements and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.


Penalty Tax on Premature Distributions

There is also a 10% penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
       - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated Beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.



When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.


Rollovers and Transfers
If permitted under your plan, you may make a distribution:
       - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;

       - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;


       - from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or


       - from a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a "tax-free rollover" to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary. A beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code.


Although we allow a Beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).


In lieu of taking a distribution from your plan (including a section 457(b) government deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer from the plan.


Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.




If you take a distribution from a Qualified Contract, we may have to withhold a portion of the distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.





We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A QUALIFIED PLAN.


Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you converted a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instructed us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may have instructed us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instructed us to withhold for taxes when converting an existing Contract to a Roth IRA, we treated any amount we withheld as a withdrawal from your Contract, which could have resulted in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.


Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We did not offer this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract was sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").


We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.


In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.


Loans

We currently offer a loan privilege to Owners of Contracts issued in connection with section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a GMWB Rider.



If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.



Please see Appendix B or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.



Puerto Rico Contracts Issued to Fund Retirement Plans


The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. With regard to Qualified Plans, although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.



Designated Roth Accounts within Qualified Plans


The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distribution distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.



SEE YOUR OWN TAX ADVISOR



The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties may have offered asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS. (See "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals" for information about the treatment of withdrawals under the Contract, and (where applicable) Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.

DISTRIBUTION OF CONTRACTS


John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, was the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").


We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.



JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund of funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.



The individual representative who sold you a Contract typically received a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers were also paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.


Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").


Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We pay compensation for sales of the Contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2010, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.


TRANSACTION CONFIRMATIONS





We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION


Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1



Financial Statements


The Statements of Additional Information also contain the Company's financial statements for the years ended December 31, 2010 and 2009, and its Separate Account financial statements for the year ended December 31, 2010 (the "Financial Statements"). Our Financial Statements provide information on our financial strength for the year ended 2010, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, there are no partial withdrawals, and the Payment Enhancement Rider is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WITHDRAWAL CHARGE
      CONTRACT            HYPOTHETICAL         FREE WITHDRAWAL          PAYMENTS       -------------------------------------------
        YEAR             CONTRACT VALUE            AMOUNT              LIQUIDATED              PERCENT               AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
          2                  $55,000              $5,000(1)              $50,000                 6%                  $3,000
----------------------------------------------------------------------------------------------------------------------------------
          4                  50,500               5,000(2)               45,500                  5%                   2,275
----------------------------------------------------------------------------------------------------------------------------------
          6                  60,000               10,000(3)              50,000                  3%                   1,500
----------------------------------------------------------------------------------------------------------------------------------
          7                  35,000               5,000(4)              45,000(4)                2%                    900
----------------------------------------------------------------------------------------------------------------------------------
          8                  70,000               20,000(5)              50,000                  0%                     0
----------------------------------------------------------------------------------------------------------------------------------


During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

 (1) In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).
 (2) In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments (50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).
 (3) In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free Withdrawal Amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free Withdrawal Amount).
 (4) In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free Withdrawal Amount is equal to 10% of payments (50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to John Hancock USA Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).
 (5) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.

EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, the Payment Enhancement Rider is not elected, and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

--------------------------------------------------------------------------------------------------------------------------
                        PARTIAL                                                              WITHDRAWAL CHARGE
    HYPOTHETICAL       WITHDRAWAL      FREE WITHDRAWAL           PAYMENTS       ------------------------------------------
   CONTRACT VALUE      REQUESTED            AMOUNT              LIQUIDATED             PERCENT                AMOUNT
--------------------------------------------------------------------------------------------------------------------------
      $65,000            $2,000           $15,000(1)                $0                    5%                    $0
--------------------------------------------------------------------------------------------------------------------------
       49,000            5,000             3,000(2)               $2,000                  5%                   $100
--------------------------------------------------------------------------------------------------------------------------
       52,000            7,000             4,000(3)               3,000                   5%                   150
--------------------------------------------------------------------------------------------------------------------------
       44,000            8,000               0(4)                 8,000                   5%                   400
--------------------------------------------------------------------------------------------------------------------------


The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

 (1) For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
 (2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since 2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
 (3) The Contract has increased in value to 52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free Withdrawal Amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.
 (4) The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types

     For more detailed information about these plan types, you may request a
                      Statement of Additional Information.


--------------------------------------------------------------------------------------
     PLAN TYPE
--------------------------------------------------------------------------------------
 TRADITIONAL IRAS   Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual
                    Retirement Annuity or IRA (sometimes referred to as a traditional
                    IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-
                    deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.
                    In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.
--------------------------------------------------------------------------------------
     ROTH IRAS      Section 408A of the Code permits eligible individuals to
                    contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.
--------------------------------------------------------------------------------------
 SIMPLE IRA PLANS   In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least
                    $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE
                    IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
--------------------------------------------------------------------------------------
    SIMPLIFIED      Section 408(k) of the Code allows employers to establish
 EMPLOYEE PENSIONS  simplified employee pension plans for their employees, using the
    (SEP-IRAS)      employees' IRAs for such purposes, if certain criteria are met.
                    Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional
                    IRA.
--------------------------------------------------------------------------------------
  SECTION 403(B)    Section 403(b) of the Code permits public school employees and
  QUALIFIED PLANS   employees of certain types of tax-exempt organizations to have
 OR TAX-SHELTERED   their employers purchase annuity contracts for them and, subject
     ANNUITIES      to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-
                    sheltered annuities."
--------------------------------------------------------------------------------------
   CORPORATE AND    Sections 401(a) and 403(a) of the code permit corporate employers
   SELF-EMPLOYED    to establish various types of tax-deferred retirement plans for
    PENSION AND     employees. The Self-Employed Individuals' Tax Retirement Act of
  PROFIT-SHARING    1962, as amended, commonly referred to as "H.R.-10" or "Keogh,"
  PLANS (H.R.-10    permits self-employed individuals to establish tax-favored
    AND KEOGH)      retirement plans for themselves and their employees. Such
                    retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
--------------------------------------------------------------------------------------
     DEFERRED       Section 457 of the Code permits employees of state and local
   COMPENSATION     governments and tax-exempt organizations to defer a portion of
  PLANS OF STATE    their compensation without paying current taxes. The employees
     AND LOCAL      must be participants in an eligible deferred compensation plan. A
  GOVERNMENTS AND   Section 457 plan must satisfy several conditions, including the
    TAX-EXEMPT      requirement that it must not permit distributions prior to the
   ORGANIZATIONS    participant's severance from employment (except in the case of an unforeseen emergency). When we make payments under a Section 457
                    Contract, the payment is taxed as ordinary income.
--------------------------------------------------------------------------------------

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional enhanced death benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about taxes applicable to optional benefit Riders.

THE FOLLOWING IS A LIST OF THE OPTIONAL ENHANCED DEATH BENEFIT RIDERS THAT YOU MAY HAVE HAD AVAILABLE TO YOU AT ISSUE. NOT ALL RIDERS WERE AVAILABLE AT THE SAME TIME OR IN ALL STATES.

       1.  ENHANCED EARNINGS DEATH BENEFIT - NOT OFFERED IN NEW YORK OR
       WASHINGTON
       2. ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT - NOT OFFERED IN NEW YORK OR WASHINGTON

ENHANCED EARNINGS DEATH BENEFIT
(Not offered in New York or Washington)

Depending on availability, you may have elected the optional Enhanced Earnings Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings death benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:
       (i)  is equal to the Enhanced Earnings benefit prior to the withdrawal;
       and
       (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and the Enhanced Earnings Death Benefit will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Enhanced Earnings benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Enhanced Earnings benefit payable on the death of the surviving spouse, the Enhanced Earnings benefit will be equal to zero on the date of the first Contract Owner's death and the death benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Enhanced Earnings benefit.

Termination of the Enhanced Earnings Death Benefit
The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of
(a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Enhanced Earnings benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.

Enhanced Earnings Fee
A daily charge at an annual effective rate of 0.20% of the value of each Variable Investment Option is deducted from each Subaccount for the Enhanced Earnings Death Benefit.



THE ELECTION OF THE ENHANCED EARNINGS DEATH BENEFIT ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT
(Not offered in New York or Washington)

Depending on availability, you may have elected the Accelerated Beneficiary Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under the Accelerated Beneficiary Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December 2003 and December 2004.

Once the Accelerated Beneficiary Protection Death Benefit is elected, it is irrevocable. If the Accelerated Beneficiary Protection Death Benefit is elected, the death benefit paid under the Accelerated Beneficiary Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit) is imposed for the Accelerated Beneficiary Protection Death Benefit (see "Accelerated Beneficiary Protection Death Benefit Fee" below). Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under the Accelerated Beneficiary Protection Death Benefit ("Accelerated Beneficiary Protection Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received in good order at our Annuities Service Center. The amount of the Accelerated Beneficiary Protection Death Benefit is equal to:

The "Enhanced Earnings Death Benefit" factor plus the greatest of:
       -  the Contract Value;
       -  the Return of Purchase Payments Death Benefit Factor;
       -  the Annual Step-Up Death Benefit Factor; or
       -  the Graded Death Benefit Factor.

WE MAY OFFER OTHER OPTIONAL RIDERS WHOSE BENEFITS AND THE NAMES OF SUCH BENEFITS ARE SIMILAR TO THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE. THESE OTHER OPTIONAL RIDERS ARE SEPARATE AND DISTINCT FROM THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE, THEY CONTAIN SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

If there is any Debt under the Contract, the Accelerated Beneficiary Protection Death Benefit equals the amount described above less the Debt amount.

If the Beneficiary is the deceased Owner's spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum immediately, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving spouse:
       - The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner's death ("first Accelerated Beneficiary Protection Death Benefit") is not treated as a Purchase Payment to the Contract;
       - In determining the "Enhanced Earnings Death Benefit" Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor;
       - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor
For purposes of the Accelerated Beneficiary Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Withdrawal Reductions" below).

"Enhanced Earnings Death Benefit" Factor
For purposes of the Accelerated Beneficiary Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see example and "Withdrawal Reductions" below).

The Maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:
       -  The "Earnings Basis" is equal to 150% of $100,000, or $150,000.
       -  "Earnings" is equal to $175,000 minus $150,000, or $25,000.
       - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).

Annual Step-Up Death Benefit Factor
For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary (see "Withdrawal Reductions" below).

Graded Death Benefit Factor
For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

     1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

-------------------------------------------------
  NUMBER OF COMPLETE YEARS           PAYMENT
    PAYMENT HAS BEEN IN           MULTIPLIER(1)
          CONTRACT
-------------------------------------------------
             0                        100%
-------------------------------------------------
             1                        110%
-------------------------------------------------
             2                        120%
-------------------------------------------------
             3                        130%
-------------------------------------------------
             4                        140%
-------------------------------------------------
             5                        150%
-------------------------------------------------


                (1) If a Purchase Payment is received on or
                    after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

     2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options
At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

Termination of the Accelerated Beneficiary Protection Death Benefit Rider
The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:
       -  the date the Contract terminates;
       -  the Maturity Date; or
       - the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and the Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Accelerated Beneficiary Protection Death Benefit Fee
Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:
       -  Income Plus For Life 12.08 Series:
            -  Income Plus For Life 12.08
            -  Income Plus For Life - Joint Life 12.08
       -  Income Plus For Life (Quarterly Step-Up Review) Series
            -  Income Plus For Life (Quarterly Step-Up Review)
            -  Income Plus For Life - Joint Life (Quarterly Step-Up Review)
       -  Income Plus For Life (Annual Step-Up Review) Series*
            -  Income Plus For Life (Annual Step-Up Review)
            -  Income Plus For Life - Joint Life (Annual Step-Up Review)

* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life - Joint Life."

PRINCIPAL PLUS FOR LIFE SERIES RIDERS
       -  Principal Plus for Life
       -  Principal Plus for Life Plus Automatic Annual Step-Up

PRINCIPAL PLUS RIDER

PRINCIPAL RETURNS RIDER

If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.

GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.

Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:

LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)
Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.



EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.


The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.


JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.


For Riders issued with Nonqualified Contracts:
       -  both spouses must be named as co-Owners of the Contract; or
       - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:
       - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
       -  the Owner's spouse must be the designated Beneficiary.


A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see "Impact of Divorce" in "V. Description of the
Contract - Accumulation Period Provisions" for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.


Availability of Guaranteed Minimum Withdrawal Benefit Riders
You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:
       - the Rider was available for sale in the state where the Contract was sold;

       - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with

       -  the Rider;
       - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus); and
       - you did not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.




Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.


AGE RESTRICTIONS. We did not make any of the GMWB Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract.


YOU COULD ONLY PURCHASE A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AT THE TIME YOU PURCHASED A CONTRACT. ONCE YOU ELECTED A RIDER AND THE RIGHT TO CANCEL YOUR CONTRACT PERIOD EXPIRED (SEE "OTHER CONTRACT PROVISION - RIGHT TO REVIEW" IN "V. DESCRIPTION OF THE CONTRACT"), YOU WERE NO LONGER ABLE TO REVOKE THIS OPTIONAL BENEFIT. WE OFFERED THESE OPTIONAL BENEFIT RIDERS ONLY WHERE APPROVED BY STATE INSURANCE REGULATORY AGENCIES.



CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the SAI for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

       -  on the date we determine the death benefit;
       - after the Annuity Commencement Date at the time an Annuity Option begins; or
       -  at full surrender of the Contract; or
       - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.


FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life - Joint Life (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.



FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.


Restrictions on Additional Purchase Payments


Your Contract requires that you must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.



PURCHASE PAYMENT LIMITS ON NONQUALIFIED CONTRACTS. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:


       - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



PURCHASE PAYMENT LIMITS ON QUALIFIED CONTRACTS (NOT APPLICABLE TO PRINCIPAL PLUS, WHICH APPLIES NONQUALIFIED CONTRACT LIMITS TO QUALIFIED CONTRACTS). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:


       - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;


       - for the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but


       - we will not accept any Purchase Payment after the oldest Owner becomes age 81.


You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.


GENERAL RIGHT OF REFUSAL. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.


Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
       (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

       (b) in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see "Restricted Model Allocations" below).


Subject to our restrictions on frequent trading:
       - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
       - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.


You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals." We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITABLE FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
       -  Core Allocation Trust
       -  Core Balanced Trust
       -  Core Disciplined Diversification Trust
       -  Core Fundamental Holdings Trust
       -  Core Global Diversification Trust
       -  Core Strategy Trust
       -  Lifestyle Balanced Trust
       -  Lifestyle Conservative Trust
       -  Lifestyle Growth Trust (not available with Principal Returns)
       -  Lifestyle Moderate Trust
       -  Money Market Trust

       -  Total Bond Market Trust A


       -  Ultra Short Term Bond Trust



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.


RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):
       -  American Asset Allocation Trust
       -  American Fundamental Holdings Trust
       -  American Global Diversification Trust
       -  Capital Appreciation Value Trust
       -  Core Allocation Plus Trust
       -  Disciplined Diversification Trust

       - Franklin Templeton Founding Allocation Trust (not available with any GMWB Rider purchased after December 15, 2008, other than Principal Plus for Life and Principal Returns.)



If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restricted Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.



We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.



If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.


Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

RESTRICTED MODEL ALLOCATION FOR A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER:

--------------------------------------------------------------------------------------------------
     MODEL ALLOCATION NAME         MODEL ALLOCATION PERCENTAGE              PORTFOLIO NAME
--------------------------------------------------------------------------------------------------
FUNDAMENTAL HOLDINGS OF AMERICA                15%                 American International Trust
 (not available after April 30,
              2009)                            25%                 American Growth Trust
                                               25%                 American Growth-Income Trust
                                               35%                 American Bond Trust
--------------------------------------------------------------------------------------------------


ADDITIONAL RESTRICTED MODEL ALLOCATIONS FOR PRINCIPAL PLUS (formerly known as Guaranteed Principal Plus). If you purchased a Contract with a Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or after May 10, 2004 (for John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.

Restricted Model Allocations. The following eight Model Allocations were available with Principal Plus for Contract issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocation.

RESTRICTED MODEL ALLOCATIONS FOR PRINCIPAL PLUS:

-------------------------------------------------------------------------------------------------------------------
                 MODEL ALLOCATION NAME                   PERCENTAGE OF ALLOCATION           PORTFOLIO NAME
-------------------------------------------------------------------------------------------------------------------
CONSERVATIVE INCOME STRATEGY                                       64.00%          Investment Quality Bond Trust
(formerly, "Scudder Conservative Income Strategy"):                10.00%          Active Bond Trust
                                                                    7.00%          Optimized All Cap Trust
                                                                    6.00%          500 Index Trust B
                                                                    3.00%          International Value Trust
                                                                    2.00%          Total Stock Market Index Trust
                                                                    2.00%          Real Estate Securities Trust
                                                                    2.00%          Small Cap Index Trust
                                                                    1.00%          Optimized Value Trust
                                                                    1.00%          Global Trust
                                                                    1.00%          International Equity Index
                                                                    1.00%          Fundamental Value Trust
-------------------------------------------------------------------------------------------------------------------

GROWTH STRATEGY                                                    23.00%          500 Index Trust B
(formerly, "Scudder Growth Strategy"):                             18.00%          Optimized All Cap Trust
                                                                   14.00%          International Value Trust
                                                                   11.00%          Investment Quality Bond Trust
                                                                    8.00%          Fundamental Value Trust
                                                                    6.00%          Optimized Value Trust
                                                                    5.00%          Total Stock Market Index Trust
                                                                    5.00%          Small Cap Index Trust
                                                                    4.00%          Real Estate Securities Trust
                                                                    2.00%          Global Trust
                                                                    2.00%          International Equity Index Trust
                                                                    2.00%          Active Bond Trust
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                 MODEL ALLOCATION NAME                   PERCENTAGE OF ALLOCATION           PORTFOLIO NAME
-------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME STRATEGY                                           32.00%          Investment Quality Bond Trust
(formerly, "Scudder Growth & Income Strategy"):                    17.00%          500 Index Trust B
                                                                   15.00%          Optimized All Cap Trust
                                                                    9.00%          International Value Trust
                                                                    5.00%          Active Bond Trust
                                                                    4.00%          Total Stock Market Index Trust
                                                                    4.00%          Fundamental Value Trust
                                                                    3.00%          Optimized Value Trust
                                                                    3.00%          Real Estate Securities Trust
                                                                    2.00%          Global Trust
                                                                    2.00%          International Equity Index Trust
                                                                    4.00%          Small Cap Index Trust
-------------------------------------------------------------------------------------------------------------------

INCOME & GROWTH STRATEGY                                           46.00%          Investment Quality Bond Trust
(formerly, "Scudder Income & Growth Strategy"):                    13.00%          Optimized All Cap Trust
                                                                   11.00%          500 Index Trust B
                                                                    7.00%          Active Bond Trust
                                                                    6.00%          International Value Trust
                                                                    3.00%          Total Stock Market Index Trust
                                                                    3.00%          Fundamental Value Trust
                                                                    3.00%          Small Cap Index Trust
                                                                    2.00%          Optimized Value Trust
                                                                    2.00%          Global Trust Series
                                                                    2.00%          International Equity Index Trust
                                                                    2.00%          Real Estate Securities Trust
-------------------------------------------------------------------------------------------------------------------

GROWTH FOCUS:                                                      45.00%          500 Index Trust B
                                                                   40.00%          Investment Quality Bond Trust
                                                                   15.00%          Optimized All Cap Trust
-------------------------------------------------------------------------------------------------------------------

SECTOR FOCUS:                                                      40.00%          Investment Quality Bond Trust
                                                                   30.00%          Total Stock Market Index Trust
                                                                   15.00%          Real Estate Securities Trust
                                                                   15.00%          Optimized All Cap Trust
-------------------------------------------------------------------------------------------------------------------

US ALL-CAPITALIZATION:                                             40.00%          Investment Quality Bond Trust
                                                                   15.00%          500 Index Trust B
                                                                   15.00%          Small Cap Index Trust
                                                                   15.00%          Optimized All Cap Trust
                                                                   15.00%          Mid Cap Index Trust
-------------------------------------------------------------------------------------------------------------------

VALUE FOCUS:                                                       40.00%          Investment Quality Bond Trust
                                                                   30.00%          Optimized All Cap Trust
                                                                   15.00%          Optimized Value Trust
                                                                   15.00%          Fundamental Value Trust
-------------------------------------------------------------------------------------------------------------------




          (1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.


A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.


We reserve the right to:
       - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

       - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;
       - limit your ability to transfer between existing Investment Options; and/or
       - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups.



ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.


CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.


We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.


Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

OVERVIEW. Each of our GMWB Riders permit you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.


Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.


Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.


Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during Rider's Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
       -  you take withdrawals prior to the Lifetime Income Date, or
       - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the "Features" section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can preauthorize periodic withdrawals to receive amounts guaranteed under the Rider. The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
       -  you select option A, B or C; and
       - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is effect.

Income Made Easy withdrawals, like other withdrawals:

       - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% penalty tax;

       -  reduce the death benefit and other optional benefits;
       - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
       -  may reduce your ability to obtain Step-Ups.


If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal
Services - The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:


       - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or


       - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or


       - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see "VII. Federal Tax Matters - Required Minimum Distributions."


Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.


If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section).



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.



We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre- 59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of each Rider for more information.


During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.


Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."


Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "V. Description of the Contract - Pay-out Period Provisions").


When you take withdrawals:
       -  you will have the flexibility to start and stop withdrawals;
       - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
       - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
       - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and
       -  you reduce the Contract Value available for annuitization.

When you annuitize:
       -  you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
       -  your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);
       -  you will no longer have access to the Contract Value; and
       - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES RIDERS

Form of Guaranteed Amounts
The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 12.08).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


Benefit Rate
The Benefit Rate is:

       -  Income Plus For Life 12.08 - 5%


       -  Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)


Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

       - (for Income Plus For Life - Joint Life 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.


We determine the initial Lifetime Income Amount by multiplying:

       - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by

       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).


The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life
Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.


We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

       - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)


Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

       -  the Lifetime Income Date or
       -  the latest of:



            -  the date of a Purchase Payment that we applied to the Benefit
               Base,




            -  the date of a reduction in the Benefit Base, or




            -  the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).



CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:


       - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.


       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.


       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.


       - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.


Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise


       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.



EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount.


The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchased the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.



"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.


We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.


The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.


We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million).We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.


EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

Withdrawals, Distributions and Settlements

We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract").We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).



EXCESS WITHDRAWALS. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see "VII. Federal Tax Matters").


WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.


EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 =
$110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75% x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x
$110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,455 (4.50%
x $99,000).


The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life 12.08 Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:
       - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
       - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.


YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.


The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

       - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For
          Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE 12.08. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE 12.08:
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.


INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For
Life - Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).


If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Fee for Income Plus For Life 12.08 Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.


If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.


WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.


Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Termination of Rider
You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  (for Income Plus For Life 12.08) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:
       - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or
       - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.


ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.


INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts
The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Quarterly Step-Up Review)).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Quarterly Step-Up Review) - 5%
       - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For
          Life - Joint Life (Quarterly Step-Up Review) ); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       -  (for Income Plus For Life (Quarterly Step-Up Review)) you are age
          58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age
          58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

       -  the Lifetime Income Date or
       -  the latest of:

            -  the date of a Purchase Payment that we applied to the Benefit
               Base,

            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.


EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).


CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate -
            - For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

                    - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise


                    - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.

            -  For Contracts issued in New York, the Bonus will be equal to:

                    - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise


                    - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.

                    - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            -  the 10th Contract Anniversary after the effective date of the
               Income Plus For Life (Quarterly Step-Up Review) Rider; or
            -  the Contract Anniversary on or next following the date the
               Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:

       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.



EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.


       - At the end of the first Contract Year, we would apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount would increase to $5,350 (5% x $107,000).


       - At the end of the second Contract Year, we would apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount would increase to $5,700 (5% x $114,000).



Now assume you took an Excess Withdrawal of $10,000 during the third Contract Year that reduced the Benefit Base to $100,000, and you took no withdrawal and made an Additional Purchase Payment of $5,000 in the fourth Contract Year.


       - At the end of the third Contract Year, there was no Credit since you took a withdrawal during the year.


       - At the end of the fourth Contract Year, we would apply an Annual Credit to the Benefit Base. The Credit would be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base would increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount would increase to $5,618 (5% x $112,350).


We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the "Target Amount" (see below).

THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.

The Target Amount is the greater of:

       - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or

       -  the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.


Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.



We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.



We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.



EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim

Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4(th) Contract Year. The Target Amount is the greater of:
       -  (200% x $100,000) + (100% x $25,000) = $225,000; or
       -  200% x $140,000 = $280,000.


The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.


STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
       -  the Contract Value on that date; and
       - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
       -  the Contract Value on the Contract Anniversary; or
       - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, were 61, you took no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary was $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years was $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals were taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary would equal $8,750 (7% x $125,000).



In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.


Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."


If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.



EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.


Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York,
we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.


EXCESS WITHDRAWALS. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.



In this case, you would have reduced your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would have reduced your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.


Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x
$110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75%
x $99,000).


For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 =
$110,000 - $11,000). The new Lifetime Income Amount is $4,455 (4.50% x $99,000).

The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly
                     Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life -

Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS


Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."

Form of Guaranteed Amounts
Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million).We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.


Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Annual Step-Up Review) - 5%
       -  Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).


We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.


Lifetime Income Date
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age
          59 1/2 (age 61 in New York) .
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

       -  the Lifetime Income Date or
       -  the latest of:



            -  the date of a Purchase Payment that we applied to the Benefit
               Base,




            -  the date of a reduction in the Benefit Base, or




            -  the effective date of a Step-Up.


CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate:

            - 7% for Riders purchased on or after January 17, 2008 and outside of New York;


            -  6% for Riders purchased before January 17, 2008 or in New York.

       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.

       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:

            - the 10(th) Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or


            - the Contract Anniversary on or next following the date the Covered Person attains age 69.


Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.


EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).


Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount (see below).

The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.


The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.


We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target

Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.



The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.


STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million).We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-
3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).


In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Withdrawals, Distributions and Settlements
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.


EXCESS WITHDRAWALS. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:


       - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.


EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the Withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).


We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       -  the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:
       - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
       -  the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

       - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,
       - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
       - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

            -  the Withdrawal Amount ; divided by


            -  the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       -  the Contract Value reduces to zero at any time during a Contract Year,
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement payment we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

       - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.

       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------
IF THE DECEASED OWNER     THEN
IS:                       INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------
1.  Not the Covered       -  may continue if the Beneficiary elects to continue
    Person and the           the Contract within the time we permit under our
    Beneficiary is the       administrative rules. We will automatically increase
    deceased Owner's         the Benefit Base to equal the initial death benefit
    spouse                   we determine, if the death benefit is greater than
                             the Benefit Base prior to our determination. We will
                             also recalculate the Lifetime Income Amount to equal
                             5% of the recalculated Benefit Base and will assess
                             the Rider fee based on the recalculated Benefit
                             Base.
                          -  enters its Settlement Phase if a subsequent
                             withdrawal would deplete the Contract Value to zero,
                             and the remaining Lifetime Income Amount for the
                             year of withdrawal is still greater than zero.
                          -  continues to be eligible for any remaining Credits
                             and Step-Ups, and a Target Amount adjustment, but we
                             will change the date we determine and apply these
                             benefits to future anniversaries of the date we
                             determine the initial death benefit. We will permit
                             the spouse to opt out of an increase in the Benefit
                             Base, if any, to reflect the initial death benefit
                             and any future Step-Ups if we increase the rate of
                             the Income Plus For Life (Annual Step-Up Review) fee
                             at that time.

---------------------------------------------------------------------------------


---------------------------------------------------------------------------------
IF THE DECEASED OWNER     THEN
IS:                       INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------
2.  Not the Covered       -  may continue in the same manner as 1.
    Person and the        -  enters its Settlement Phase if a subsequent
    Beneficiary is not       withdrawal would deplete the Contract Value to zero,
    the deceased             and the remaining Lifetime Income Amount for the
    Owner's spouse           year of withdrawal is still greater than zero.
                          -  does not continue to be eligible for any Credits and
                             Step-Ups, or a Target Amount adjustment. We will
                             permit the Beneficiary to opt out of an increase in
                             the Benefit Base, if any, to reflect the initial
                             death benefit if we increase the rate of the Income
                             Plus For Life (Annual Step-Up Review) fee at that
                             time.

---------------------------------------------------------------------------------

3.  The Covered           -  ends without any further benefit.
    Person and the
    Beneficiary is the
    deceased Owner's
    spouse

---------------------------------------------------------------------------------

4.  The Covered           -  ends without any further benefit.
    Person and the
    Beneficiary is not
    the deceased
    Owner's spouse

---------------------------------------------------------------------------------


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (see "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For
Life - Joint Life (Annual Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Termination of Rider
You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  the death of the Covered Person; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES RIDERS

Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. Principal Plus does not provide a lifetime income guarantee.

Benefit Base
The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."


The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.


The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate
The Benefit Rate is:
       -  Principal Plus - 5.00%
       -  Principal Plus for Life - 5.00%
       -  Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Lifetime Income Amount
(Not applicable to Principal Plus)
       - The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       -  the Benefit Rate for the Rider (5%); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).


The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Lifetime Income Date
(Not applicable to Principal Plus)

The Lifetime Income Date is the date you purchased the Rider if:
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:


       - 5% of the Benefit Base immediately after the Additional Purchase Payment; or


       - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.



ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.


In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
       - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or


            - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

       -  in the case of the Lifetime Income Amount, to equal the lesser of:

            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or


            - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.



We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.


CREDITS. The Riders provide the following Credit features:

       -  Credit Rate - 5%.

       -  initial Credit Period

            -  (for Principal Plus) - the first 5 Contract Years.


            -  (for Principal Plus for Life Series Riders issued prior to May 1,
               2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person attains age 80.


            - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.


       - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.


Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

       - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise


       - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.


Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.


EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).
       - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).


STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
       -  (for Principal Plus and Principal Plus for Life) 0.75%, and
       -  (for Principal Plus for Life Plus Automatic Annual Step-Up) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

       - (for Principal Plus) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th), etc.), up to and including the 30(th) Contract Anniversary.


       - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th), etc.), up to and including the 30(th) Contract Anniversary.


       - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.


       - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.


       - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.


Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30(th) Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.


EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).



Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.


If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Withdrawals, Distributions and Settlements

EXCESS WITHDRAWALS. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal.


For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or

       -  5% of the greater of: (a) the Contract Value after the withdrawal or
          (b) the new Benefit Base value.


We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:
       -  the Lifetime Income Amount prior to the withdrawal; or
       - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:
       - the Contract Value as of the applicable date divided by the Owner's life expectancy; or
       - the Benefit Base as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.


In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.


We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period
Provisions - Payment of Death Benefit" provision of this Prospectus.


Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
       - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
       - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
       - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.
       - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------------
IF THE            THEN
BENEFICIARY IS:   PRINCIPAL PLUS:
---------------------------------------------------------------------------------------
1.  The deceased  -  Continues if the Benefit Base is greater than zero.
    Owner's
    spouse        -  Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                  -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals.
                     Some methods of death benefit distribution may result in
                     distribution amounts in excess of both the Guaranteed Withdrawal
                     Amount and the Life Expectancy Distributions. In such cases, the
                     Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this
                     Rider).

                  -  Continues to impose the Principal Plus fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest
                     Step-Up Date will be no later than the 30(th) Contract
                     Anniversary.

---------------------------------------------------------------------------------------

2.  Not the       -  Continues in the same manner as above, except that Principal Plus
    deceased         does not continue to be eligible for any remaining Credits and
    Owner's          Step-Ups, other than the initial Step-Up of the Benefit Base to
    spouse           equal the death benefit, if greater than the Benefit Base prior to the death benefit.

---------------------------------------------------------------------------------------

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
1.  The Covered   -  Does not continue with respect to the Lifetime Income Amount, but
    Person and       continues with respect to the Guaranteed Withdrawal Amount if the
    the              death benefit or the Benefit Base is greater than zero. We will
    Beneficiary      automatically step up the Benefit Base to equal the initial death
    is the           benefit we determine, if greater than the Benefit Base prior to
    deceased         the death benefit.
    Owner's
    spouse        -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero.

                  -  Continues to impose the Principal Plus for Life fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  Continues in the same manner as 1, except that Principal Plus for
    Person and       Life does not continue to be eligible for any remaining Credits
    the              and Step-Ups, other than the initial Step-Up of the Benefit Base
    Beneficiary      to equal the death benefit, if greater than the Benefit Base prior
    is not the       to the death benefit. We will permit the Beneficiary to opt out of
    deceased         the initial death benefit Step-Up, if any, if we increase the rate
    Owner's          of the Rider fee at that time.
    spouse

---------------------------------------------------------------------------------------

3.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is the           determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse

---------------------------------------------------------------------------------------

4.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is not the       determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse        -  In this case, does not continue to be eligible for any remaining
                     Bonuses and Step-Ups, other than the initial Step-Up of the
                     Benefit Base to equal the death benefit, if greater than the
                     Benefit Base prior to the death benefit. We will permit the
                     Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
       -  the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  under Principal Plus, the date the Benefit Base depletes to zero; or
       - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
       -  under Principal Plus, the Maturity Date under the Contract; or
       - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL RETURNS RIDER

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).



In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.


The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.



The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


Benefit Rate
The Benefit Rate is 8%.

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:


       -  8% of the Benefit Base immediately after the Purchase Payment; or


       - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).


ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington).
As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:

       -  the amount of your initial Purchase Payments, up to $5 million; or

       - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.


Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.


If you qualify, we will determine an Accumulation Benefit on your 10(th) Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

STEP-UPS. We schedule Step-Up Dates for the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date. After the 9(th) Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.


Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.


Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

EXCESS WITHDRAWALS. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.


We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  8% of the greater of: (a) the Contract Value after the withdrawal; or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.


If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10th Contract Anniversary.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.


Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.


IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
       -  Continues if the Benefit Base is greater than zero.
       - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
       - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life

          Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
       -  Continues to impose the Rider fee.
       - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
       - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  the date the Benefit Base and the Contract Value both deplete to zero;
          or
       -  the date an Annuity Option under the Contract begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

       John Hancock USA
       Guaranteed Retirement Income Benefit* II
       Guaranteed Retirement Income Benefit* III

       John Hancock New York
       Guaranteed Retirement Income Benefit* II

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

* May also, in marketing and other materials, be referred to as "Guaranteed Retirement Income Programs."

JOHN HANCOCK USA

Availability of Guaranteed Retirement Income Benefits
John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III
The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:

       (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

       (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME BENEFIT II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME BENEFIT III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME BENEFIT II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME BENEFIT III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "V. Description of the Contract - Pay-out Period Provisions - Annuity Options" in "V. Description of the Contract").

Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee
The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income

Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME BENEFIT RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Benefit II                    0.45%
------------------------------------------------------------------
Guaranteed Retirement Income Benefit III                   0.50%
------------------------------------------------------------------


If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit
A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans
The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that since (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

JOHN HANCOCK NEW YORK

Availability of Guaranteed Retirement Income Benefit
John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Income Base
The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME BENEFIT II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:

       (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

       (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "V. Description of the Contract - Pay-out Period Provisions - Annuity Options" in "V. Description of the Contract"):
       -  Life Annuity with a 10-Year Period Certain;
       -  Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee
The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME BENEFIT RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Benefit II                    0.45%
------------------------------------------------------------------

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal

Termination of Guaranteed Retirement Income Benefit
The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans
The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that since (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

                 Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see "III. Fee Tables" for additional information on these charges.)

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:
       -  Wealthmark Contracts with no optional benefit Riders;
       - Wealthmark Contracts with the Enhanced Earnings optional benefit Rider; and
       -  Wealthmark Contracts with the Payment Enhancement optional benefit
          Rider.

Please note that fees for Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Accelerated Beneficiary Protection Death Benefit and the GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Wealthmark ALL

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

              ACCUMULATION UNIT VALUES- WEALTHMARK VARIABLE ANNUITY


                                YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR
                               ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED
                              12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01
                             ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  -------- --------
500 INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     9.452      7.586     12.249     12.500         --         --        --        --        --       --
        Value at End of Year    10.705      9.452      7.586     12.249         --         --        --        --        --       --
     Wealthmark No. of Units 2,597,793  2,922,785  3,207,544  3,636,231         --         --        --        --        --       --
  NY Wealthmark No. of Units   290,018    307,062    329,044    351,590         --         --        --        --        --       --
Wealthmark Contracts with EER
      Value at Start of Year     9.401      7.561     12.233     12.500         --         --        --        --        --       --
        Value at End of Year    10.627      9.401      7.561     12.233         --         --        --        --        --       --
                No. of Units   249,107    279,773    348,730    405,345         --         --        --        --        --       --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     9.364      7.542     12.221     12.500         --         --        --        --        --       --
        Value at End of Year    10.569      9.364      7.542     12.221         --         --        --        --        --       --
                No. of Units    23,630     23,398     15,419     22,423         --         --        --        --        --       --
ACTIVE BOND TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year    14.281     11.643     13.215     13.102         --         --        --        --        --       --
        Value at End of Year    16.012     14.281     11.643     13.215         --         --        --        --        --       --
     Wealthmark No. of Units   885,812    971,902  1,091,044  1,523,314         --         --        --        --        --       --
  NY Wealthmark No. of Units    83,867     98,003     99,021    132,962         --         --        --        --        --       --
Wealthmark Contracts with EER
      Value at Start of Year    14.148     11.558     13.145     13.049         --         --        --        --        --       --
        Value at End of Year    15.832     14.148     11.558     13.145         --         --        --        --        --       --
                No. of Units    91,157    107,803    118,420    170,957         --         --        --        --        --       --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year    14.049     11.494     13.092     13.010         --         --        --        --        --       --
        Value at End of Year    15.697     14.049     11.494     13.092         --         --        --        --        --       --
                No. of Units    14,637     14,673     22,155     25,839         --         --        --        --        --       --
AIM V.I. UTILITIES FUND PORTFOLIO (FORMERLY INVESCO VIF-UTILITIES FUND PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX
  TRUST EFF 5-03-07)
SERIES I SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
      Value at Start of Year        --         --         --         --     22.370     19.416    15.897    13.751    12.500       --
        Value at End of Year        --         --         --         --     27.677     22.370    19.416    15.897    13.751       --
     Wealthmark No. of Units        --         --         --         --    120,435    135,340   114,215    10,468       437       --
  NY Wealthmark No. of Units        --         --         --         --      6,605      7,051     6,060     2,979        --       --
Wealthmark Contracts with EER
      Value at Start of Year        --         --         --         --     22.226     19.330    15.936    13.757    12.500       --
        Value at End of Year        --         --         --         --     27.444     22.226    19.330    15.936    13.757       --
                No. of Units        --         --         --         --     10,897      9,657    12,340   101,580     5,495       --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --         --         --         --     22.119     19.265    15.868    15.313        --       --
        Value at End of Year        --         --         --         --     27.271     22.119    19.265    15.868        --       --
                No. of Units        --         --         --         --      6,361      4,357     3,130       469        --       --
ALGER AMERICAN BALANCED PORTFOLIO (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-07) - CLASS S SHARES (units first credited
  9-16-2002)
Contracts with no Optional Benefits
      Value at Start of Year        --         --         --         --     16.440     17.795    14.956    12.799    12.500       --
        Value at End of Year        --         --         --         --     16.936     16.440    17.795    14.956    12.799       --
     Wealthmark No. of Units        --         --         --         --  1,018,005  1,106,591   249,717    83,239     1,097       --
  NY Wealthmark No. of Units        --         --         --         --     90,811     90,815    18,238    28,262        --       --
Wealthmark Contracts with EER
      Value at Start of Year        --         --         --         --     16.334     17.716    14.993    12.805    12.500       --
        Value at End of Year        --         --         --         --     16.793     16.334    17.716    14.993    12.805       --
                No. of Units        --         --         --         --     67,370     70,552    50,751   926,293    16,012       --

Wealthmark ALL


                                  YEAR      YEAR      YEAR      YEAR      YEAR     YEAR       YEAR       YEAR      YEAR      YEAR
                                  ENDED     ENDED     ENDED     ENDED     ENDED    ENDED      ENDED      ENDED     ENDED     ENDED
                                12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05   12/31/04   12/31/03  12/31/02  12/31/01
                                --------  --------  --------  --------  --------  --------  ---------   --------  --------  --------
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year          --        --        --        --    16.255    17.657     14.928     14.466        --        --
        Value at End of Year          --        --        --        --    16.687    16.255     17.657     14.928        --        --
                No. of Units          --        --        --        --    12,792    13,021      2,700      3,872        --        --
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO (SUBSTITUTED WITH JHT ALL CAP CORE TRUST EFF 5-03-07) - CLASS S SHARES
(units first credited 9-16-2002)
Contracts with no Optional Benefits
      Value at Start of Year          --        --        --        --    20.032    15.415     16.684     12.629    12.500        --
        Value at End of Year          --        --        --        --    23.500    20.032     15.415     16.684    12.629        --
     Wealthmark No. of Units          --        --        --        --   243,915   223,849  1,218,218     31,250       811        --
  NY Wealthmark No. of Units          --        --        --        --    20,475    18,632     99,652      6,335        --        --
Wealthmark Contracts with EER
      Value at Start of Year          --        --        --        --    19.903    15.346     16.725     12.635    12.500        --
        Value at End of Year          --        --        --        --    23.302    19.903     15.346     16.725    12.635        --
                No. of Units          --        --        --        --    44,618    50,877     93,621    178,102    13,628        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year          --        --        --        --    19.807    15.295     16.653     16.292        --        --
        Value at End of Year          --        --        --        --    23.155    19.807     15.295     16.653        --        --
                No. of Units          --        --        --        --       654     1,678     21,538      2,700        --        --
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year      14.368    11.360    19.122    20.097        --        --         --         --        --        --
        Value at End of Year      15.984    14.368    11.360    19.122        --        --         --         --        --        --
     Wealthmark No. of Units     149,215   177,068   201,654   265,205        --        --         --         --        --        --
  NY Wealthmark No. of Units      18,765    20,251    22,565    22,780        --        --         --         --        --        --
Wealthmark Contracts with EER
      Value at Start of Year      14.150    11.210    18.908    19.898        --        --         --         --        --        --
        Value at End of Year      15.710    14.150    11.210    18.908        --        --         --         --        --        --
                No. of Units      26,297    41,864    43,910    44,286        --        --         --         --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year          --        --    18.749    19.750        --        --         --         --        --        --
        Value at End of Year          --        --    11.099    18.749        --        --         --         --        --        --
                No. of Units          --        --       858       859        --        --         --         --        --        --
AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year      13.756    11.317    16.357    17.629        --        --         --         --        --        --
        Value at End of Year      15.180    13.756    11.317    16.357        --        --         --         --        --        --
     Wealthmark No. of Units     167,304   185,943   181,553   115,332        --        --         --         --        --        --
  NY Wealthmark No. of Units      19,414    12,418    10,846     6,562        --        --         --         --        --        --
Wealthmark Contracts with EER
      Value at Start of Year      14.634    12.063    17.471    17.629        --        --         --         --        --        --
        Value at End of Year      16.116    14.634    12.063    17.471        --        --         --         --        --        --
                No. of Units      18,080    22,928    13,273     8,197        --        --         --         --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year      14.576    12.033    17.453    17.629        --        --         --         --        --        --
        Value at End of Year      16.028    14.576    12.033    17.453        --        --         --         --        --        --
                No. of Units         639       654       668     3,249        --        --         --         --        --        --
AMERICAN BOND TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year      12.967    11.749    13.212    13.263        --        --         --         --        --        --
        Value at End of Year      13.550    12.967    11.749    13.212        --        --         --         --        --        --
     Wealthmark No. of Units      54,438    94,743    65,310    31,935        --        --         --         --        --        --
  NY Wealthmark No. of Units       2,033     1,617     3,487       437        --        --         --         --        --        --
Wealthmark Contracts with EER
      Value at Start of Year      12.853    11.669    13.149    13.216        --        --         --         --        --        --
        Value at End of Year      13.403    12.853    11.669    13.149        --        --         --         --        --        --
                No. of Units      15,602    21,104    19,332    29,323        --        --         --         --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year          --        --        --    13.181        --        --         --         --        --        --
        Value at End of Year          --        --        --    13.101        --        --         --         --        --        --
                No. of Units          --        --        --        --        --        --         --         --        --        --

Wealthmark ALL


                                   YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                   ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                 12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
        Value at Start of Year     10.684     8.553    12.565    12.500        --        --        --        --        --        --
          Value at End of Year     11.609    10.684     8.553    12.565        --        --        --        --        --        --
       Wealthmark No. of Units     43,440    46,477    23,616     3,209        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year     10.639     8.533    12.561    12.500        --        --        --        --        --        --
          Value at End of Year     11.537    10.639     8.533    12.561        --        --        --        --        --        --
                  No. of Units      6,495     7,111        --     3,245        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year         --        --        --    12.500        --        --        --        --        --        --
          Value at End of Year         --        --        --    12.559        --        --        --        --        --        --
                  No. of Units         --        --        --        --        --        --        --        --        --        --
AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
        Value at Start of Year     10.843     8.068    12.560    12.500        --        --        --        --        --        --
          Value at End of Year     12.008    10.843     8.068    12.560        --        --        --        --        --        --
       Wealthmark No. of Units     87,888   126,302   151,381   137,616        --        --        --        --        --        --
    NY Wealthmark No. of Units        545       528       389     3,249        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year     10.797     8.050    12.557    12.500        --        --        --        --        --        --
          Value at End of Year     11.933    10.797     8.050    12.557        --        --        --        --        --        --
                  No. of Units      4,204     4,226     8,082     8,198        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year         --     8.036    12.554    12.500        --        --        --        --        --        --
          Value at End of Year         --    10.762     8.036    12.554        --        --        --        --        --        --
                  No. of Units         --     2,999     3,997        --        --        --        --        --        --        --
AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
        Value at Start of Year     11.155     7.999    13.230    13.002        --        --        --        --        --        --
          Value at End of Year     12.229    11.155     7.999    13.230        --        --        --        --        --        --
       Wealthmark No. of Units     94,819   155,942    76,034     8,792        --        --        --        --        --        --
    NY Wealthmark No. of Units      5,017     4,875     4,100     2,565        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year     11.095     7.972    13.212    12.988        --        --        --        --        --        --
          Value at End of Year     12.140    11.095     7.972    13.212        --        --        --        --        --        --
                  No. of Units     42,491    53,819     5,494       224        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year         --        --    13.199    12.978        --        --        --        --        --        --
          Value at End of Year         --        --     7.952    13.199        --        --        --        --        --        --
                  No. of Units         --        --     5,205        --        --        --        --        --        --        --
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
        Value at Start of Year      9.732     6.152    13.502    13.928        --        --        --        --        --        --
          Value at End of Year     11.694     9.732     6.152    13.502        --        --        --        --        --        --
       Wealthmark No. of Units     66,748    76,519    29,674     1,024        --        --        --        --        --        --
    NY Wealthmark No. of Units      9,863     8,024     1,633        --        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year      9.680     6.131    13.484    13.913        --        --        --        --        --        --
          Value at End of Year     11.608     9.680     6.131    13.484        --        --        --        --        --        --
                  No. of Units      3,089     3,943     3,391        --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year         --        --        --    13.902        --        --        --        --        --        --
          Value at End of Year         --        --        --    13.471        --        --        --        --        --        --
                  No. of Units         --        --        --      --          --        --        --        --        --        --

Wealthmark ALL


                                    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                  12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year      17.190    12.570    22.879    22.163        --        --        --        --        --        --
          Value at End of Year      20.025    17.190    12.570    22.879        --        --        --        --        --        --
       Wealthmark No. of Units     290,602   311,615   337,855   233,294        --        --        --        --        --        --
    NY Wealthmark No. of Units       4,686     4,831       657     2,086        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year      16.962    12.429    22.667    21.987        --        --        --        --        --        --
          Value at End of Year      19.721    16.962    12.429    22.667        --        --        --        --        --        --
                  No. of Units      15,401    16,379    16,504    17,785        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year      16.793    12.323    22.509    21.855        --        --        --        --        --        --
          Value at End of Year      19.496    16.793    12.323    22.509        --        --        --        --        --        --
                  No. of Units       4,177     4,192     1,512        --        --        --        --        --        --        --
AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year      15.827    12.283    20.147    20.629        --        --        --        --        --        --
          Value at End of Year      17.299    15.827    12.283    20.147        --        --        --        --        --        --
       Wealthmark No. of Units     164,342   184,200   157,491   120,574        --        --        --        --        --        --
    NY Wealthmark No. of Units       2,017     2,025       471       485        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year      15.617    12.145    19.960    20.465        --        --        --        --        --        --
          Value at End of Year      17.036    15.617    12.145    19.960        --        --        --        --        --        --
                  No. of Units       7,936     8,474     5,663     6,861        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year          --        --    19.821    20.343        --        --        --        --        --        --
          Value at End of Year          --        --    12.042    19.821        --        --        --        --        --        --
                  No. of Units          --        --     3,482        --        --        --        --        --        --        --
AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
        Value at Start of Year      12.182     8.925    11.971    12.119        --        --        --        --        --        --
          Value at End of Year      13.758    12.182     8.925    11.971        --        --        --        --        --        --
       Wealthmark No. of Units      56,822    49,348    40,050        --        --        --        --        --        --        --
    NY Wealthmark No. of Units       2,892       319        --        --        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year      12.117     8.895    11.955    12.106        --        --        --        --        --        --
          Value at End of Year      13.657    12.117     8.895    11.955        --        --        --        --        --        --
                  No. of Units         148       968        30        --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year      12.069     8.873    11.943    12.096        --        --        --        --        --        --
          Value at End of Year      13.582    12.069     8.873    11.943        --        --        --        --        --        --
                  No. of Units      12,033    12,213     5,188        --        --        --        --        --        --        --
AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year      25.212    17.954    31.650    29.234        --        --        --        --        --        --
          Value at End of Year      26.522    25.212    17.954    31.650        --        --        --        --        --        --
       Wealthmark No. of Units      95,209    95,807    99,122    57,428        --        --        --        --        --        --
    NY Wealthmark No. of Units       4,778     5,793     3,013     2,502        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year      24.878    17.751    31.357    29.001        --        --        --        --        --        --
          Value at End of Year      26.119    24.878    17.751    31.357        --        --        --        --        --        --
                  No. of Units       5,355     5,599     5,146     6,121        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year      24.631    17.601    31.139    28.828        --        --        --        --        --        --
          Value at End of Year      25.820    24.631    17.601    31.139        --        --        --        --        --        --
                  No. of Units         472       484       494        --        --        --        --        --        --        --

Wealthmark ALL


                                    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                  12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
        Value at Start of Year      12.385     8.440    14.927    14.478        --        --        --        --        --        --
          Value at End of Year      14.312    12.385     8.440    14.927        --        --        --        --        --        --
       Wealthmark No. of Units     181,928   162,316    83,526    57,170        --        --        --        --        --        --
    NY Wealthmark No. of Units       2,676     3,017     1,218        --        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year      12.319     8.412    14.907    14.463        --        --        --        --        --        --
          Value at End of Year      14.207    12.319     8.412    14.907        --        --        --        --        --        --
                  No. of Units       7,434     7,244     4,273     2,781        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year          --        --        --    14.451        --        --        --        --        --        --
          Value at End of Year          --        --        --    14.892        --        --        --        --        --        --
                  No. of Units          --        --        --        --        --        --        --        --        --        --
BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year      13.800     9.816    17.353    16.755        --        --        --        --        --        --
          Value at End of Year      15.777    13.800     9.816    17.353        --        --        --        --        --        --
       Wealthmark No. of Units      75,380   100,396    74,008    58,233        --        --        --        --        --        --
    NY Wealthmark No. of Units          69     1,921        97       102        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year      13.591     9.687    17.158    16.589        --        --        --        --        --        --
          Value at End of Year      15.507    13.591     9.687    17.158        --        --        --        --        --        --
                  No. of Units      16,565    18,547    14,882     9,460        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year      13.436     9.591    17.014    16.465        --        --        --        --        --        --
          Value at End of Year      15.307    13.436     9.591    17.014        --        --        --        --        --        --
                  No. of Units      20,594    20,878     1,664     3,305        --        --        --        --        --        --
CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year      14.090    10.059    16.285    15.434        --        --        --        --        --        --
          Value at End of Year      15.502    14.090    10.059    16.285        --        --        --        --        --        --
       Wealthmark No. of Units      33,574    45,500    27,162    29,780        --        --        --        --        --        --
    NY Wealthmark No. of Units          --     1,179        --        --        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year      13.876     9.926    16.102    15.281        --        --        --        --        --        --
          Value at End of Year      15.237    13.876     9.926    16.102        --        --        --        --        --        --
                  No. of Units         537       540       747       151        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year          --        --        --    15.168        --        --        --        --        --        --
          Value at End of Year          --        --        --    15.967        --        --        --        --        --        --
                  No. of Units          --        --        --        --        --        --        --        --        --        --
CAPITAL APPRECIATION VALUE TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
        Value at Start of Year      11.610     9.068    12.500        --        --        --        --        --        --        --
          Value at End of Year      13.009    11.610     9.068        --        --        --        --        --        --        --
       Wealthmark No. of Units      82,334    82,370    49,851        --        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year      11.574    12.500        --        --        --        --        --        --        --        --
          Value at End of Year      12.943    11.574        --        --        --        --        --        --        --        --
                  No. of Units       4,209     4,244        --        --        --        --        --        --        --        --
CLASSIC VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year          --        --    14.564    18.048        --        --        --        --        --        --
          Value at End of Year          --        --     7.801    14.564        --        --        --        --        --        --
       Wealthmark No. of Units          --        --     6,024     6,400        --        --        --        --        --        --
    NY Wealthmark No. of Units          --        --     1,107        --        --        --        --        --        --        --

Wealthmark ALL


                                    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                  12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Wealthmark Contracts with EER
        Value at Start of Year          --        --    14.458    17.940        --        --        --        --        --        --
          Value at End of Year          --        --     7.728    14.458        --        --        --        --        --        --
                  No. of Units          --        --     1,138       187        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year          --        --        --    17.859        --        --        --        --        --        --
          Value at End of Year          --        --        --    14.379        --        --        --        --        --        --
                  No. of Units          --        --        --        --        --        --        --        --        --        --
CORE ALLOCATION PLUS TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
        Value at Start of Year      10.794     8.750    12.500        --        --        --        --        --        --        --
          Value at End of Year      11.738    10.794     8.750        --        --        --        --        --        --        --
       Wealthmark No. of Units         406     1,337     1,101        --        --        --        --        --        --        --
CORE ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
        Value at Start of Year      15.037    12.500        --        --        --        --        --        --        --        --
          Value at End of Year      16.418    15.037        --        --        --        --        --        --        --        --
       Wealthmark No. of Units      10,618       160        --        --        --        --        --        --        --        --
    NY Wealthmark No. of Units      20,799        --        --        --        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year      15.017        --        --        --        --        --        --        --        --        --
          Value at End of Year      16.363    15.017        --        --        --        --        --        --        --        --
                  No. of Units       4,387     4,439        --        --        --        --        --        --        --        --
CORE BALANCED TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
        Value at Start of Year      12.500        --        --        --        --        --        --        --        --        --
          Value at End of Year      16.606        --        --        --        --        --        --        --        --        --
       Wealthmark No. of Units       7,438        --        --        --        --        --        --        --        --        --
    NY Wealthmark No. of Units          75        --        --        --        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year      12.500        --        --        --        --        --        --        --        --        --
          Value at End of Year      16.551        --        --        --        --        --        --        --        --        --
                  No. of Units       5,018        --        --        --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year      12.500        --        --        --        --        --        --        --        --        --
          Value at End of Year      16.509        --        --        --        --        --        --        --        --        --
                  No. of Units         452        --        --        --        --        --        --        --        --        --
CORE DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
        Value at Start of Year      15.396    12.500        --        --        --        --        --        --        --        --
          Value at End of Year      17.034    15.396        --        --        --        --        --        --        --        --
       Wealthmark No. of Units      31,923     2,204        --        --        --        --        --        --        --        --
CORE EQUITY TRUST (MERGED INTO FUNDAMENTAL VALUE  TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
        Value at Start of Year          --        --    14.282    16.161        --        --        --        --        --        --
          Value at End of Year          --        --     6.395    14.282        --        --        --        --        --        --
       Wealthmark No. of Units          --        --     3,201     4,438        --        --        --        --        --        --
    NY Wealthmark No. of Units          --        --     1,575        --        --        --        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year          --        --    14.178    16.064        --        --        --        --        --        --
          Value at End of Year          --        --     6.335    14.178        --        --        --        --        --        --
                  No. of Units          --        --        --        --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year          --        --        --    15.992        --        --        --        --        --        --
          Value at End of Year          --        --        --    14.100        --        --        --        --        --        --
                  No. of Units          --        --        --        --        --        --        --        --        --        --

Wealthmark ALL


                                 YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/10   12/31/09   12/31/08   12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------  --------
CORE FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
     Value at Start of Year      14.708     12.500         --         --        --        --        --        --        --        --
       Value at End of Year      15.903     14.708         --         --        --        --        --        --        --        --
    Wealthmark No. of Units      43,246      2,573         --         --        --        --        --        --        --        --
CORE GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
     Value at Start of Year      15.203     12.500         --         --        --        --        --        --        --        --
       Value at End of Year      16.235     15.203         --         --        --        --        --        --        --        --
    Wealthmark No. of Units      17,555     12,047         --         --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
     Value at Start of Year      15.168     12.500         --         --        --        --        --        --        --        --
       Value at End of Year      16.141     15.168         --         --        --        --        --        --        --        --
               No. of Units       2,977      2,991         --         --        --        --        --        --        --        --
CORE STRATEGY TRUST (FORMERLY INDEX ALLOCATION TRUST) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
     Value at Start of Year      12.355     10.299     14.206     14.216        --        --        --        --        --        --
       Value at End of Year      13.667     12.355     10.299     14.206        --        --        --        --        --        --
    Wealthmark No. of Units   1,138,663  1,370,869  1,491,545  2,074,880        --        --        --        --        --        --
 NY Wealthmark No. of Units     139,308    150,599    153,095    179,933        --        --        --        --        --        --
Wealthmark Contracts with EER
     Value at Start of Year      12.260     10.240     14.152     14.182        --        --        --        --        --        --
       Value at End of Year      13.534     12.260     10.240     14.152        --        --        --        --        --        --
               No. of Units      67,406     85,624     97,717    138,126        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
     Value at Start of Year      12.189     10.196     14.113     14.156        --        --        --        --        --        --
       Value at End of Year      13.435     12.189     10.196     14.113        --        --        --        --        --        --
               No. of Units      11,322     11,546     11,660     19,836        --        --        --        --        --        --
CREDIT SUISSE TRUST GLOBAL SMALL CAP PORTFOLIO (FORMERLY CREDIT SUISSE TRUST-GLOBAL POST-VENTURE CAPITAL PORTFOLIO)
(SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-07) - NAV SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
     Value at Start of Year          --         --         --         --    26.313    22.974    19.698    13.555    12.500        --
       Value at End of Year          --         --         --         --    29.374    26.313    22.974    19.698    13.555        --
    Wealthmark No. of Units          --         --         --         --    55,414    54,354    33,475     5,433        96        --
 NY Wealthmark No. of Units          --         --         --         --     6,841     4,834     4,823     1,607        --        --
Wealthmark Contracts with EER
     Value at Start of Year          --         --         --         --    26.143    22.871    19.746    13.561    12.500        --
       Value at End of Year          --         --         --         --    29.127    26.143    22.871    19.746    13.561        --
               No. of Units          --         --         --         --     6,938     8,631     6,869    17,980       362        --
NY Wealthmark Contracts with the Payment Enhancement
     Value at Start of Year          --         --         --         --    26.017    22.795    19.673    19.536        --        --
       Value at End of Year          --         --         --         --    28.943    26.017    22.795    19.673        --        --
               No. of Units          --         --         --         --        39       828        40        --        --        --
CREDIT SUISSETRUST-EMERGING MARKETS PORTFOLIO (SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-07)
NAV SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
     Value at Start of Year          --         --         --         --    29.224    23.164    18.757    13.340    12.500        --
       Value at End of Year          --         --         --         --    38.189    29.224    23.164    18.757    13.340        --
    Wealthmark No. of Units          --         --         --         --   238,035   228,309   199,080    21,105       334        --
 NY Wealthmark No. of Units          --         --         --         --    15,704    13,835     9,923     5,470        --        --
Wealthmark Contracts with EER
     Value at Start of Year          --         --         --         --    29.036    23.061    18.803    13.346    12.500        --
       Value at End of Year          --         --         --         --    37.867    29.036    23.061    18.803    13.346        --
               No. of Units          --         --         --         --    28,113    34,002    30,867   132,213     2,871        --
NY Wealthmark Contracts with the Payment Enhancement
     Value at Start of Year          --         --         --         --    28.895    22.984    18.722    18.236        --        --
       Value at End of Year          --         --         --         --    37.628    28.895    22.984    18.722        --        --
               No. of Units          --         --         --         --     1,532     5,656     5,353       135        --        --

Wealthmark ALL


                                    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                  12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
        Value at Start of Year      11.435     9.134    12.500        --        --        --        --        --        --        --
          Value at End of Year      12.763    11.435     9.134        --        --        --        --        --        --        --
       Wealthmark No. of Units         633     7,697     6,053        --        --        --        --        --        --        --
DREYFUS I.P. MIDCAP STOCK PORTFOLIO (SUBSTITUTED WITH JHT MID CAP INDEX TRUST EFF 5-03-07) - SERVICE SHARES (units first credited
  9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year          --        --        --        --    21.723    20.221    17.908    13.840    12.500        --
          Value at End of Year          --        --        --        --    23.066    21.723    20.221    17.908    13.840        --
       Wealthmark No. of Units          --        --        --        --   886,682   938,985   932,611    74,493     3,146        --
    NY Wealthmark No. of Units          --        --        --        --    78,123    78,833    76,549    29,002        --        --
Wealthmark Contracts with EER
        Value at Start of Year          --        --        --        --    21.583    20.131    17.952    13.846    12.500        --
          Value at End of Year          --        --        --        --    22.871    21.583    20.131    17.952    13.846        --
                  No. of Units          --        --        --        --    89,683    92,859    93,694   657,053    30,194        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year          --        --        --        --    21.478    20.064    17.875    17.221        --        --
          Value at End of Year          --        --        --        --    22.727    21.478    20.064    17.875        --        --
                  No. of Units          --        --        --        --    22,517    24,638    25,374     7,461        --        --
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND INC (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST EFF 5-03-07) (NOW OPTIMIZED ALL CAP
  TRUST)
SERVICE SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year          --        --        --        --    18.179    17.837    17.033    13.763    12.500        --
          Value at End of Year          --        --        --        --    19.533    18.179    17.837    17.033    13.763        --
       Wealthmark No. of Units          --        --        --        --    49,211    68,128    71,576     8,876     1,348        --
    NY Wealthmark No. of Units          --        --        --        --     3,964     5,407     5,595       390        --        --
Wealthmark Contracts with EER
        Value at Start of Year          --        --        --        --    18.062    17.757    17.075    13.770    12.500        --
          Value at End of Year          --        --        --        --    19.369    18.062    17.757    17.075    13.770        --
                  No. of Units          --        --        --        --     7,476     7,533     9,070    58,272     4,103        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year          --        --        --        --    17.975    17.698    17.012    16.751        --        --
          Value at End of Year          --        --        --        --    19.246    17.975    17.698    17.012        --        --
                  No. of Units          --        --        --        --     2,138     2,139     2,141        --        --        --
DWS BALANCED VIP (FORMERLY SCUDDER TOTAL RETURN PORTFOLIO) (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year          --        --        --        --    16.429    16.034    15.250    13.182    12.500        --
          Value at End of Year          --        --        --        --    17.792    16.429    16.034    15.250    13.182        --
       Wealthmark No. of Units          --        --        --        --   651,852   710,666   722,056    63,630     3,229        --
    NY Wealthmark No. of Units          --        --        --        --    59,451    60,602    97,891    31,793        --        --
Wealthmark Contracts with EER
        Value at Start of Year          --        --        --        --    16.323    15.963    15.288    13.188    12.500        --
          Value at End of Year          --        --        --        --    17.642    16.323    15.963    15.288    13.188        --
                  No. of Units          --        --        --        --    65,263    70,550    68,982   581,153    17,638        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year          --        --        --        --    16.244    15.909    15.222    15.094        --        --
          Value at End of Year          --        --        --        --    17.531    16.244    15.909    15.222        --        --
                  No. of Units          --        --        --        --     4,454    12,190    11,417     3,314        --        --
DWS BLUE CHIP VIP (FORMERLY SCUDDER BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year          --        --        --        --    20.772    19.204    16.813    13.477    12.500        --
          Value at End of Year          --        --        --        --    23.594    20.772    19.204    16.813    13.477        --
       Wealthmark No. of Units          --        --        --        --   646,728   650,218   654,816    80,970     2,554        --
    NY Wealthmark No. of Units          --        --        --        --    73,566    68,510    62,986    20,784        --        --

Wealthmark ALL


                                  YEAR      YEAR      YEAR      YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                                  ENDED     ENDED     ENDED     ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED
                                12/31/10  12/31/09  12/31/08  12/31/07   12/31/06   12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                --------  --------  --------  --------  ---------  ---------  --------  --------  --------  --------
Wealthmark Contracts with EER
       Value at Start of Year         --        --        --        --     20.638     19.119    16.854    13.483    12.500        --
         Value at End of Year         --        --        --        --     23.396     20.638    19.119    16.854    13.483        --
                 No. of Units         --        --        --        --     79,298     89,385   105,356   444,499    17,806        --
NY Wealthmark Contracts with the Payment Enhancement
       Value at Start of Year         --        --        --        --     20.538     19.055    17.254    16.789        --        --
         Value at End of Year         --        --        --        --     23.248     20.538    19.055    17.254        --        --
                 No. of Units         --        --        --        --      7,356      3,769     4,039       216        --        --
DWS BOND VIP (FORMERLY SVS BOND PORTFOLIO) (SUBSTITUTED WITH JHT BOND INDEX TRUST A EFF 5-03-07) (NOW TOTAL BOND MARKET TRUST A)
CLASS B SHARES (units first credited 9-16-2005)
Contracts with no Optional Benefits
       Value at Start of Year         --        --        --        --     12.547     12.500        --        --        --        --
         Value at End of Year         --        --        --        --     12.908     12.547        --        --        --        --
      Wealthmark No. of Units         --        --        --        --     14,678      7,352        --        --        --        --
   NY Wealthmark No. of Units         --        --        --        --      2,180      1,939        --        --        --        --
Wealthmark Contracts with EER
       Value at Start of Year         --        --        --        --     12.530         --        --        --        --        --
         Value at End of Year         --        --        --        --     12.865         --        --        --        --        --
                 No. of Units         --        --        --        --      6,867         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
       Value at Start of Year         --        --        --        --     12.517         --        --        --        --        --
         Value at End of Year         --        --        --        --     12.833         --        --        --        --        --
                 No. of Units         --        --        --        --      3,484         --        --        --        --        --
DWS CAPITAL GROWTH VIP (FORMERLY SCUDDER CAPITAL  GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
       Value at Start of Year         --        --        --        --     19.358     18.090    17.015    13.666    12.500        --
         Value at End of Year         --        --        --        --     20.649     19.358    18.090    17.015    13.666        --
      Wealthmark No. of Units         --        --        --        --  1,933,116  1,405,287   564,708    31,170     2,440        --
   NY Wealthmark No. of Units         --        --        --        --    134,851    102,555    20,406     8,183        --        --
Wealthmark Contracts with EER
       Value at Start of Year         --        --        --        --     19.233     18.009    17.057    13.672    12.500        --
         Value at End of Year         --        --        --        --     20.475     19.233    18.009    17.057    13.672        --
                 No. of Units         --        --        --        --    198,663    112,102    37,509   476,741    23,254        --
NY Wealthmark Contracts with the Payment Enhancement
       Value at Start of Year         --        --        --        --     19.140     17.949    16.983    16.963        --        --
         Value at End of Year         --        --        --        --     20.346     19.140    17.949    16.983        --        --
                 No. of Units         --        --        --        --      3,718      3,390       896       189        --        --
DWS CONSERVATIVE ALLOCATION VIP (FORMERLY SCUDDER INCOME & GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE MODERATE TRUST
  EFF 12-12-07)
CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
       Value at Start of Year         --        --        --        --     13.643     13.255    12.500        --        --        --
         Value at End of Year         --        --        --        --     14.639     13.643    13.255        --        --        --
      Wealthmark No. of Units         --        --        --        --    955,432    828,363   244,455        --        --        --
   NY Wealthmark No. of Units         --        --        --        --    124,303     84,849    36,206        --        --        --
Wealthmark Contracts with EER
       Value at Start of Year         --        --        --        --     13.606     13.245    12.500        --        --        --
         Value at End of Year         --        --        --        --     14.570     13.606    13.245        --        --        --
                 No. of Units         --        --        --        --     83,249     63,709    14,380        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
       Value at Start of Year         --        --        --        --     13.578     13.238    12.500        --        --        --
         Value at End of Year         --        --        --        --     14.518     13.578    13.238        --        --        --
                 No. of Units         --        --        --        --    127,772    112,172    56,329        --        --        --

Wealthmark ALL


                              YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR
                              ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED
                            12/31/10  12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01
                            --------  --------   --------   --------   --------   --------   --------   --------  --------  --------
DWS CORE FIXED INCOME VIP (FORMERLY SCUDDER FIXED INCOME PORTFOLIO) (SUBSTITUTED WITH INVESTMENT QUALITY BOND TRUST EFF 11-16-09)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
     Value at Start of Year       --        --     14.132     13.815     13.484     13.425     13.046     12.655    12.500        --
       Value at End of Year       --        --     11.189     14.132     13.815     13.484     13.425     13.046    12.655        --
    Wealthmark No. of Units       --        --  1,242,781  1,571,822  1,746,755  1,845,843  1,986,687    191,978     5,127        --
 NY Wealthmark No. of Units       --        --    129,251    178,064    195,083    202,292    201,103     25,524        --        --
Wealthmark Contracts with EER
     Value at Start of Year       --        --     13.985     13.699     13.397     13.365     13.079     12.660    12.500        --
       Value at End of Year       --        --     11.050     13.985     13.699     13.397     13.365     13.079    12.660        --
               No. of Units       --        --    191,631    239,698    230,422    248,301    270,955  1,336,424    69,290        --
NY Wealthmark Contracts with the Payment Enhancement
     Value at Start of Year       --        --     13.876     13.612     13.333     13.321     13.022     12.777        --        --
       Value at End of Year       --        --     10.947     13.876     13.612     13.333     13.321     13.022        --        --
               No. of Units       --        --     15,708     18,322     18,157     18,011     26,041        272        --        --
DWS DAVIS VENTURE VALUE VIP (FORMERLY SVS DAVIS VENTURE VALUE PORTFOLIO) (SUBSTITUTED WITH JHT FUNDAMENTAL VALUE TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
     Value at Start of Year       --        --         --         --     21.299     19.774     17.954     14.096    12.500        --
       Value at End of Year       --        --         --         --     24.016     21.299     19.774     17.954    14.096        --
    Wealthmark No. of Units       --        --         --         --    915,913    954,778    940,931     62,274     1,718        --
 NY Wealthmark No. of Units       --        --         --         --     60,199     60,582     46,354      8,817        --        --
Wealthmark Contracts with EER
     Value at Start of Year       --        --         --         --     21.162     19.686     17.998     14.103    12.500        --
       Value at End of Year       --        --         --         --     23.814     21.162     19.686     17.998    14.103        --
               No. of Units       --        --         --         --    104,820    106,575    110,851    620,132    29,890        --
NY Wealthmark Contracts with the Payment Enhancement
     Value at Start of Year       --        --         --         --     21.060     19.620     17.921     17.780        --        --
       Value at End of Year       --        --         --         --     23.663     21.060     19.620     17.921        --        --
               No. of Units       --        --         --         --     14,473     22,413     23,249      4,361        --        --
DWS DREMAN FINANCIAL SERVICES VIP (FORMERLY SVS DREMAN FINANCIAL SERVICES PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY VIP
  EFF 9-15-06)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
     Value at Start of Year       --        --         --         --         --     20.232     18.357     14.604    12.500        --
       Value at End of Year       --        --         --         --         --     19.860     20.232     18.357    14.604        --
    Wealthmark No. of Units       --        --         --         --         --    263,120    274,535     19,799     1,307        --
 NY Wealthmark No. of Units       --        --         --         --         --     15,951     20,930      3,894        --        --
Wealthmark Contracts with EER
     Value at Start of Year       --        --         --         --         --     20.142     18.402     14.611    12.500        --
       Value at End of Year       --        --         --         --         --     19.733     20.142     18.402    14.611        --
               No. of Units       --        --         --         --         --     20,661     23,708    218,880    13,417        --
NY Wealthmark Contracts with the Payment Enhancement
     Value at Start of Year       --        --         --         --         --     20.075     13.323     17.907        --        --
       Value at End of Year       --        --         --         --         --     19.637     20.075     13.323        --        --
               No. of Units       --        --         --         --         --      1,081        505        315        --        --
DWS DREMAN HIGH RETURN EQUITY VIP (FORMERLY SVS DREMAN HIGH RETURN EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE  ALL CAP
  TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
     Value at Start of Year       --        --         --         --     22.449     21.173     18.851     14.568    12.500        --
       Value at End of Year       --        --         --         --     22.666     22.449     21.173     18.851    14.568        --
    Wealthmark No. of Units       --        --         --         --  2,450,094  1,989,519  1,965,399    236,381     9,488        --
 NY Wealthmark No. of Units       --        --         --         --    154,789    104,740     92,964     32,415        --        --
Wealthmark Contracts with EER
     Value at Start of Year       --        --         --         --     22.304     21.079     18.897     14.575    12.500        --
       Value at End of Year       --        --         --         --     25.949     22.304     21.079     18.897    14.575        --
               No. of Units       --        --         --         --    332,944    269,770    267,691  1,367,243    85,880        --

Wealthmark ALL


                                    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                  12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year          --        --        --        --    22.196    21.008    18.816    18.334        --        --
          Value at End of Year          --        --        --        --    25.785    22.196    21.008    18.816        --        --
                  No. of Units          --        --        --        --    11,648     1,594       597        62        --        --
DWS DREMAN SMALL CAP VALUE VIP (FORMERLY SVS DREMAN SMALL CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF
5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional  Benefits
        Value at Start of Year          --        --        --        --    25.558    23.608    19.026    13.649    12.500        --
          Value at End of Year          --        --        --        --    31.401    25.558    23.608    19.026    13.649        --
       Wealthmark No. of Units          --        --        --        --   896,104   971,865   985,837    78,927     3,482        --
    NY Wealthmark No. of Units          --        --        --        --    81,081    82,798    71,298    16,808        --        --
Wealthmark Contracts with EER
        Value at Start of Year          --        --        --        --    25.393    23.503    19.073    13.655    12.500        --
          Value at End of Year          --        --        --        --    31.137    25.393    23.503    19.073    13.655        --
                  No. of Units          --        --        --        --    87,564   100,327   105,062   659,732    46,577        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year          --        --        --        --    25.270    23.424    18.991    19.084        --        --
          Value at End of Year          --        --        --        --    30.940    25.270    23.424    18.991        --        --
                  No. of Units          --        --        --        --     5,451     4,993     2,975     2,039        --        --
DWS EQUITY 500 INDEX TRUST VIP (FORMERLY SCUDDER VIT EQUITY 500 INDEX PORTFOLIO) - CLASS B SHARES (units first credited 9-16-2005)
Contracts with no Optional Benefits
        Value at Start of Year      17.680    14.253    23.076    22.321    19.648    12.500        --        --        --        --
          Value at End of Year      19.925    17.680    14.253    23.076    22.321    19.648        --        --        --        --
       Wealthmark No. of Units     392,794   462,460   532,039   598,236   683,312   827,396        --        --        --        --
    NY Wealthmark No. of Units      84,970    86,387    87,282   143,309   130,755   167,280        --        --        --        --
Wealthmark Contracts with EER
        Value at Start of Year      17.426    14.076    22.836    22.133    19.521    12.500        --        --        --        --
          Value at End of Year      19.600    17.426    14.076    22.836    22.133    19.521        --        --        --        --
                  No. of Units      56,982    61,312    72,007    76,585    90,737   104,966        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year      17.237    13.945    22.657    21.993    19.427    12.500        --        --        --        --
          Value at End of Year      19.359    17.237    13.945    22.657    21.993    19.427        --        --        --        --
                  No. of Units         988     1,012     1,036     9,869    10,889    12,256        --        --        --        --
DWS GLOBAL OPPORTUNITIES VIP (FORMERLY SCUDDER GLOBAL DISCOVERY PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year          --        --        --        --    29.718    25.525    20.973    14.325    12.500        --
          Value at End of Year          --        --        --        --    35.718    29.718    25.525    20.973    14.325        --
       Wealthmark No. of Units          --        --        --        --   273,306   276,667   252,200    16,717        16        --
    NY Wealthmark No. of Units          --        --        --        --    35,084    35,750    16,998     2,694        --        --
Wealthmark Contracts with EER
        Value at Start of Year          --        --        --        --    29.526    25.411    21.024    14.331    12.500        --
          Value at End of Year          --        --        --        --    35.417    29.526    25.411    21.024    14.331        --
                  No. of Units          --        --        --        --    26,664    30,447    26,240   137,718     4,781        --
NY Wealthmark Contracts with the Payment Enhancement
        Value at Start of Year          --        --        --        --    29.384    25.326    20.934    20.801        --        --
          Value at End of Year          --        --        --        --    35.193    29.384    25.326    20.934        --        --
                  No. of Units          --        --        --        --     2,109     2,367     2,706     2,222        --        --
DWS GLOBAL THEMATIC VIP (FORMERLY SCUDDER GLOBAL BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
        Value at Start of Year          --        --        --        --    23.599    19.536    17.286    13.620    12.500        --
          Value at End of Year          --        --        --        --    30.172    23.599    19.536    17.286    13.620        --
       Wealthmark No. of Units          --        --        --        --   240,812   200,859   166,470    52,375       745        --
    NY Wealthmark No. of Units          --        --        --        --    21,874    19,550    20,043     6,312        --        --
Wealthmark Contracts with EER
        Value at Start of Year          --        --        --        --    23.447    19.449    17.328    13.626    12.500        --
          Value at End of Year          --        --        --        --    29.918    23.447    19.449    17.328    13.626        --
                  No. of Units          --        --        --        --    57,742    62,268    61,856   113,784    11,876        --

Wealthmark ALL


                                YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01
                              --------  --------  --------  --------  ---------  ---------  ---------  ---------  --------  --------
NY Wealthmark Contracts with the Payment Enhancement
     Value at Start of Year         --        --        --        --     23.334     19.384     16.782     16.556        --        --
       Value at End of Year         --        --        --        --     29.729     23.334     19.384     16.782        --        --
               No. of Units         --        --        --        --      4,645      8,537     10,418        606        --        --
DWS GOVERNMENT & AGENCY SECURITIES VIP (FORMERLY SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO)
(SUBSTITUTED WITH JHT MONEY MARKET TRUST B EFF 5-03-07) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
     Value at Start of Year         --        --        --        --     13.018     12.912     12.638     12.611    12.500        --
       Value at End of Year         --        --        --        --     13.318     13.018     12.912     12.638    12.611        --
    Wealthmark No. of Units         --        --        --        --    880,456    940,467  1,070,227    215,390    22,803        --
 NY Wealthmark No. of Units         --        --        --        --     65,615     64,168     64,491     53,721        --        --
Wealthmark Contracts with EER
     Value at Start of Year         --        --        --        --     12.934     12.854     12.669     12.617    12.500        --
       Value at End of Year         --        --        --        --     13.206     12.934     12.854     12.669    12.617        --
               No. of Units         --        --        --        --    174,912    182,298    189,521  1,152,571    75,809        --
NY Wealthmark Contracts with the Payment Enhancement
     Value at Start of Year         --        --        --        --     12.872     12.811     12.614     12.375        --        --
       Value at End of Year         --        --        --        --     13.122     12.872     12.811     12.614        --        --
               No. of Units         --        --        --        --     73,125     80,826     83,395     46,575        --        --
DWS GROWTH & INCOME VIP (FORMERLY SCUDDER GROWTH AND INCOME PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
     Value at Start of Year         --        --        --        --     19.261     18.473     17.023     13.669    12.500        --
       Value at End of Year         --        --        --        --     21.516     19.261     18.473     17.023    13.669        --
    Wealthmark No. of Units         --        --        --        --    625,820    652,721    386,244     41,670     1,935        --
 NY Wealthmark No. of Units         --        --        --        --     73,204     75,422     55,603     19,704        --        --
Wealthmark Contracts with EER
     Value at Start of Year         --        --        --        --     19.137     18.390     17.065     13.675    12.500        --
       Value at End of Year         --        --        --        --     21.335     19.137     18.390     17.065    13.675        --
               No. of Units         --        --        --        --     69,108     71,482     58,953    238,149     7,943        --
NY Wealthmark Contracts with the Payment Enhancement
     Value at Start of Year         --        --        --        --     19.044     18.329     17.002     16.731        --        --
       Value at End of Year         --        --        --        --     21.200     19.044     18.329     17.002        --        --
               No. of Units         --        --        --        --     16,895     18,604      3,729         --        --        --
DWS GROWTH ALLOCATION VIP (FORMERLY SCUDDER GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE GROWTH TRUST EFF 12-12-07)
(units first credited 8-16-2004)
Contracts with no Optional Benefits
     Value at Start of Year         --        --        --        --     14.339     13.715     12.500         --        --        --
       Value at End of Year         --        --        --        --     15.931     14.339     13.715         --        --        --
    Wealthmark No. of Units         --        --        --        --  3,825,435  3,743,554    849,899         --        --        --
 NY Wealthmark No. of Units         --        --        --        --    711,854    724,886    224,387         --        --        --
Wealthmark Contracts with EER
     Value at Start of Year         --        --        --        --     14.300     13.705     12.500         --        --        --
       Value at End of Year         --        --        --        --     15.855     14.300     13.705         --        --        --
               No. of Units         --        --        --        --    197,062    195,715     76,502         --        --        --
NY Wealthmark Contracts with the Payment Enhancement
     Value at Start of Year         --        --        --        --     14.270     13.697     12.500         --        --        --
       Value at End of Year         --        --        --        --     15.799     14.270     13.697         --        --        --
               No. of Units         --        --        --        --    281,793    245,105     38,886         --        --        --
DWS HEALTH CARE VIP (FORMERLY SCUDDER HEALTH SCIENCES PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
     Value at Start of Year         --        --        --        --     19.637     18.428     17.077     13.026    12.500        --
       Value at End of Year         --        --        --        --     20.482     19.637     18.428     17.077    13.026        --
    Wealthmark No. of Units         --        --        --        --    371,693    383,673    397,506     23,734     1,684        --
 NY Wealthmark No. of Units         --        --        --        --     33,037     34,864     31,922      9,066        --        --

Wealthmark ALL


                                    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                  12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Wealthmark Contracts with EER
      Value at Start of Year            --        --        --        --    19.511    18.346    17.119    13.032    12.500        --
        Value at End of Year            --        --        --        --    20.310    19.511    18.346    17.119    13.032        --
                No. of Units            --        --        --        --    27,092    29,710    31,663   288,443    11,992        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year            --        --        --        --    19.416    18.284    17.046    17.636        --        --
        Value at End of Year            --        --        --        --    20.181    19.416    18.284    17.046        --        --
                No. of Units            --        --        --        --    11,699    11,289    13,436     2,417        --        --
DWS HIGH INCOME VIP (FORMERLY SCUDDER HIGH INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
      Value at Start of Year            --        --        --        --    18.331    17.975    16.225    13.280    12.500        --
        Value at End of Year            --        --        --        --    19.905    18.331    17.975    16.225    13.280        --
     Wealthmark No. of Units            --        --        --        --   872,531   911,413   952,727   114,211     9,325        --
  NY Wealthmark No. of Units            --        --        --        --    54,788    58,888    54,727    19,118        --        --
Wealthmark Contracts with EER
      Value at Start of Year            --        --        --        --    18.213    17.895    16.265    13.286    12.500        --
        Value at End of Year            --        --        --        --    19.738    18.213    17.895    16.265    13.286        --
                No. of Units            --        --        --        --   106,206    99,402   115,793   705,208    21,076        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year            --        --        --        --    18.125    17.835    16.195    15.938        --        --
        Value at End of Year            --        --        --        --    19.613    18.125    17.835    16.195        --        --
                No. of Units            --        --        --        --    12,419    11,002    11,793       292        --        --
DWS INCOME ALLOCATION VIP (FORMERLY SCUDDER CONSERVATIVE INCOME STRATEGY PORTFOLIO) (MERGED INTO DWS CONSERVATIVE ALLOCATION VIP EFF
  9-15-06)
CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
      Value at Start of Year            --        --        --        --        --    13.044    12.500        --        --        --
        Value at End of Year            --        --        --        --        --    13.317    13.044        --        --        --
     Wealthmark No. of Units            --        --        --        --        --   228,618     7,772        --        --        --
  NY Wealthmark No. of Units            --        --        --        --        --    22,356     4,960        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year            --        --        --        --        --    13.034    12.500        --        --        --
        Value at End of Year            --        --        --        --        --    13.281    13.034        --        --        --
                No. of Units            --        --        --        --        --    25,418        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year            --        --        --        --        --    13.027    12.500        --        --        --
        Value at End of Year            --        --        --        --        --    13.253    13.027        --        --        --
                No. of Units            --        --        --        --        --     8,096     7,301        --        --        --
DWS INTERNATIONAL SELECT EQUITY VIP (FORMERLY SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO)
(SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-07) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
      Value at Start of Year            --        --        --        --    22.592    20.097    17.253    13.545    12.500        --
        Value at End of Year            --        --        --        --    27.861    22.592    20.097    17.253    13.545        --
     Wealthmark No. of Units            --        --        --        --   582,814   615,970   619,713    40,814     1,135        --
  NY Wealthmark No. of Units            --        --        --        --    26,959    27,845    21,226     4,947        --        --
Wealthmark Contracts with EER
      Value at Start of Year            --        --        --        --    22.446    20.007    17.295    13.552    12.500        --
        Value at End of Year            --        --        --        --    27.626    22.446    20.007    17.295    13.552        --
                No. of Units            --        --        --        --    53,405    56,279    55,109   400,008    15,411        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year            --        --        --        --    22.338    19.940    17.232    16.837        --        --
        Value at End of Year            --        --        --        --    27.452    22.338    19.940    17.232        --        --
                No. of Units            --        --        --        --     3,059     2,177     3,089        --        --        --

Wealthmark ALL


                                    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                  12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                                  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
DWS INTERNATIONAL VIP (FORMERLY SCUDDER INTERNATIONAL PORTFOLIO) (SUBSTITUTED WITH JHT INTERNATIONAL VALUE TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
         Value at Start of Year         --        --        --        --    21.944    19.230    16.736    13.336    12.500        --
           Value at End of Year         --        --        --        --    27.145    21.944    19.230    16.736    13.336        --
        Wealthmark No. of Units         --        --        --        --   530,684   505,062   525,807    74,667     2,475        --
     NY Wealthmark No. of Units         --        --        --        --    62,558    52,614    49,108    10,027        --        --
Wealthmark Contracts with EER
         Value at Start of Year         --        --        --        --    21.802    19.144    16.777    13.342    12.500        --
           Value at End of Year         --        --        --        --    26.916    21.802    19.144    16.777    13.342        --
                   No. of Units         --        --        --        --    83,008    93,091    97,620   274,116    20,073        --
NY Wealthmark Contracts with the Payment Enhancement
         Value at Start of Year         --        --        --        --    21.697    19.080    16.705    16.242        --        --
           Value at End of Year         --        --        --        --    26.746    21.697    19.080    16.705        --        --
                   No. of Units         --        --        --        --     9,054     5,760     3,882       496        --        --
DWS JANUS GROWTH & INCOME VIP (FORMERLY SVS JANUS GROWTH & INCOME PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST EFF
  5-03-07)
(NOW OPTIMIZED ALL CAP TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
         Value at Start of Year         --        --        --        --    20.054    18.204    16.578    13.534    12.500        --
           Value at End of Year         --        --        --        --    21.354    20.054    18.204    16.578    13.534        --
        Wealthmark No. of Units         --        --        --        --   466,543   461,676   481,109    46,514       499        --
     NY Wealthmark No. of Units         --        --        --        --    38,317    38,914    38,213    13,623        --        --
Wealthmark Contracts with EER
         Value at Start of Year         --        --        --        --    19.925    18.123    16.619    13.540    12.500        --
           Value at End of Year         --        --        --        --    21.175    19.925    18.123    16.619    13.540        --
                   No. of Units         --        --        --        --    73,965    74,651    73,472   336,702    16,059        --
NY Wealthmark Contracts with the Payment Enhancement
         Value at Start of Year         --        --        --        --    19.828    18.062    16.557    16.107        --        --
           Value at End of Year         --        --        --        --    21.041    19.828    18.062    16.557        --        --
                   No. of Units         --        --        --        --     3,102     3,066     3,266        --        --        --
DWS JANUS GROWTH OPPORTUNITIES VIP (FORMERLY SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH ALLOCATION
  VIP EFF 12-08-06)
(NOW LIFESTYLE GROWTH TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
         Value at Start of Year         --        --        --        --        --    19.088    17.209    13.851    12.500        --
           Value at End of Year         --        --        --        --        --    20.164    19.088    17.209    13.851        --
        Wealthmark No. of Units         --        --        --        --        --   171,006   167,881    27,423       504        --
     NY Wealthmark No. of Units         --        --        --        --        --     6,165     6,112     3,785        --        --
Wealthmark Contracts with EER
         Value at Start of Year         --        --        --        --        --    19.002    17.251    13.858    12.500        --
           Value at End of Year         --        --        --        --        --    20.034    19.002    17.251    13.858        --
                   No. of Units         --        --        --        --        --    23,456    28,159   122,952     5,064        --
NY Wealthmark Contracts with the Payment Enhancement
         Value at Start of Year         --        --        --        --        --        --    16.547    17.192        --        --
           Value at End of Year         --        --        --        --        --        --    18.939    16.547        --        --
                   No. of Units         --        --        --        --        --        --        --     1,462        --        --
DWS LARGE CAP VALUE VIP (FORMERLY SCUDDER LARGE CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE VALUE TRUST EFF 5-03-07)
(NOW OPTIMIZED VALUE TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
         Value at Start of Year         --        --        --        --    19.773    19.740    18.212    13.999    12.500        --
           Value at End of Year         --        --        --        --    22.416    19.773    19.740    18.212    13.999        --
        Wealthmark No. of Units         --        --        --        --   507,936   546,659   550,725    35,379     1,533        --
     NY Wealthmark No. of Units         --        --        --        --   111,522   115,631   114,862    19,703        --        --
Wealthmark Contracts with EER
         Value at Start of Year         --        --        --        --    19.645    19.652    18.257    14.006    12.500        --
           Value at End of Year         --        --        --        --    22.227    19.645    19.652    18.257    14.006        --
                   No. of Units         --        --        --        --    56,240    62,992    58,880   354,801     9,195        --

Wealthmark ALL


                                YEAR       YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED       ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10   12/31/09  12/31/08  12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              --------   --------  --------  --------   --------  --------  --------  --------  --------  --------
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --         --        --        --     19.550    19.586    18.178    17.947        --        --
        Value at End of Year        --         --        --        --     22.087    19.550    19.586    18.178        --        --
                No. of Units        --         --        --        --      4,099     4,115     3,673       935        --        --
DWS LEGG MASON AGGRESSIVE GROWTH VIP (FORMERLY SCUDDER SALOMON AGGRESSIVE GROWTH PORTFOLIO) (MERGED INTO DWS  CAPITAL GROWTH VIP
  EFF 12-08-06)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
      Value at Start of Year        --         --        --        --         --    21.115    19.166    14.399    12.500        --
        Value at End of Year        --         --        --        --         --    23.576    21.115    19.166    14.399        --
     Wealthmark No. of Units        --         --        --        --         --   106,780   105,946    25,262       406        --
  NY Wealthmark No. of Units        --         --        --        --         --     4,581     4,134     2,235        --        --
Wealthmark Contracts with EER
      Value at Start of Year        --         --        --        --         --    19.718    19.214    14.405    12.500        --
        Value at End of Year        --         --        --        --         --    23.424    21.021    19.214    14.405        --
                No. of Units        --         --        --        --         --    30,095    32,057    82,531     4,368        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --         --        --        --         --    19.652    19.131    18.847        --        --
        Value at End of Year        --         --        --        --         --    23.311    20.951    19.131        --        --
                No. of Units        --         --        --        --         --     1,871     1,921     1,920        --        --
DWS MERCURY LARGE CAP CORE VIP (FORMERLY SCUDDER MERCURY LARGE CAP CORE PORTFOLIO) (MERGED INTO DWS GROWTH & INCOME VIP EFF
  12-08-06)
CLASS B SHARES (units first credited 10-18-2004)
Contracts with no Optional Benefits
      Value at Start of Year        --         --        --        --         --    12.965    12.500        --        --        --
        Value at End of Year        --         --        --        --         --    14.418    12.965        --        --        --
     Wealthmark No. of Units        --         --        --        --         --    25,643       962        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year        --         --        --        --         --    12.961    12.500        --        --        --
        Value at End of Year        --         --        --        --         --    14.386    12.961        --        --        --
                No. of Units        --         --        --        --         --       938        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --         --        --        --         --        --    12.500        --        --        --
        Value at End of Year        --         --        --        --         --        --    12.959        --        --        --
                No. of Units        --         --        --        --         --        --        --        --        --        --
DWS MFS STRATEGIC VALUE VIP (FORMERLY SVS MFS STRATEGIC VALUE PORTFOLIO) (MERGED INTO DWS DREMAN HIGH  RETURN EQUITY VIP EFF
  9-15-06)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
      Value at Start of Year        --         --        --        --         --    20.910    18.018    14.491    12.500        --
        Value at End of Year        --         --        --        --         --    19.572    20.910    18.018    14.491        --
     Wealthmark No. of Units        --         --        --        --         --   524,416   510,301    60,256     1,268        --
  NY Wealthmark No. of Units        --         --        --        --         --    48,698    47,032     3,143        --        --
Wealthmark Contracts with EER
      Value at Start of Year        --         --        --        --         --    20.816    18.062    14.497    12.500        --
        Value at End of Year        --         --        --        --         --    19.446    20.816    18.062    14.497        --
                No. of Units        --         --        --        --         --    86,424    90,305   264,041    14,488        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --         --        --        --         --    20.747    17.985    17.898        --        --
        Value at End of Year        --         --        --        --         --    19.352    20.747    17.985        --        --
                No. of Units        --         --        --        --         --     5,247     6,457     1,101        --        --
DWS MID CAP GROWTH VIP (FORMERLY SCUDDER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST EFF 5-03-07)
 (NOW MID CAP INDEX TRUST)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
      Value at Start of Year        --         --        --        --     22.394    12.500    19.339    14.727    12.500        --
        Value at End of Year        --         --        --        --     24.412    22.394    19.806    19.339    14.727        --
     Wealthmark No. of Units        --         --        --        --     94,067    95,663    95,838     7,954        --        --
  NY Wealthmark No. of Units        --         --        --        --     15,707    17,563    16,796     3,254        --        --

Wealthmark ALL


                                 YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR      YEAR     YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED     ENDED    ENDED     ENDED
                               12/31/10  12/31/09  12/31/08  12/31/07  12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01
                               --------  --------  --------  --------  ---------  ---------  --------  --------  --------  --------
Wealthmark Contracts with EER
       Value at Start of Year        --        --        --        --     22.249     12.500    19.387    14.734    12.500        --
         Value at End of Year        --        --        --        --     24.206     22.249    19.718    19.387    14.734        --
                 No. of Units        --        --        --        --     10,549      9,932     9,432    80,945     3,726        --
NY Wealthmark Contracts with the Payment Enhancement
       Value at Start of Year        --        --        --        --     22.142     12.500    19.303    18.264        --        --
         Value at End of Year        --        --        --        --     24.053     22.142    19.652    19.303        --        --
                 No. of Units        --        --        --        --      2,022      1,942     1,921     1,798        --        --
DWS MODERATE ALLOCATION VIP (FORMERLY SCUDDER GROWTH & INCOME STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE BALANCED TRUST
  EFF 12-12-07)
CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
       Value at Start of Year        --        --        --        --     13.964     13.479    12.500        --        --        --
         Value at End of Year        --        --        --        --     15.276     13.964    13.479        --        --        --
      Wealthmark No. of Units        --        --        --        --  3,107,944  3,170,402   553,618        --        --        --
   NY Wealthmark No. of Units        --        --        --        --    567,900    501,438   316,029        --        --        --
Wealthmark Contracts with EER
       Value at Start of Year        --        --        --        --     13.926     13.469    12.500        --        --        --
         Value at End of Year        --        --        --        --     15.204     13.926    13.469        --        --        --
                 No. of Units        --        --        --        --    314,487    285,880    38,095        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
       Value at Start of Year        --        --        --        --     13.897     13.461    12.500        --        --        --
         Value at End of Year        --        --        --        --     15.150     13.897    13.461        --        --        --
                 No. of Units        --        --        --        --    189,395    184,043    35,023        --        --        --
DWS MONEY MARKET VIP (FORMERLY SCUDDER MONEY MARKET PORTFOLIO) (SUBSTITUTED WITH JHT MONEY MARKET TRUST B EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
       Value at Start of Year        --        --        --        --     12.387     12.263    12.341    12.488    12.500        --
         Value at End of Year        --        --        --        --     12.734     12.387    12.263    12.341    12.488        --
      Wealthmark No. of Units        --        --        --        --    748,003    672,008   712,036   179,729     3,544        --
   NY Wealthmark No. of Units        --        --        --        --     20,812     25,946    29,316    61,837        --        --
Wealthmark Contracts with EER
       Value at Start of Year        --        --        --        --     12.307     12.209    12.372    12.494    12.500        --
         Value at End of Year        --        --        --        --     12.627     12.307    12.209    12.372    12.494        --
                 No. of Units        --        --        --        --    146,456    145,491   158,337   742,432    96,701        --
NY Wealthmark Contracts with the Payment Enhancement
       Value at Start of Year        --        --        --        --     12.248     12.168    12.319    12.254        --        --
         Value at End of Year        --        --        --        --     12.547     12.248    12.168    12.319        --        --
                 No. of Units        --        --        --        --     39,948     71,621    12,247    35,896        --        --
DWS OAK STRATEGIC EQUITY VIP (FORMERLY SVS OAK STRATEGIC EQUITY PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH VIP EFF 12-08-06)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
       Value at Start of Year        --        --        --        --         --     22.439    22.503    15.333    12.500        --
         Value at End of Year        --        --        --        --         --     21.133    22.439    22.503    15.333        --
      Wealthmark No. of Units        --        --        --        --         --    300,983   325,018    19,567     1,189        --
   NY Wealthmark No. of Units        --        --        --        --         --     21,436    32,355     4,511        --        --
Wealthmark Contracts with EER
       Value at Start of Year        --        --        --        --         --     22.339    22.558    15.340    12.500        --
         Value at End of Year        --        --        --        --         --     20.997    22.339    22.558    15.340        --
                 No. of Units        --        --        --        --         --     34,900    37,953   201,204    11,653        --
NY Wealthmark Contracts with the Payment Enhancement
       Value at Start of Year        --        --        --        --         --     22.265    22.475    21.404        --        --
         Value at End of Year        --        --        --        --         --     20.895    22.265    22.475        --        --
                 No. of Units        --        --        --        --         --        913     3,062        --        --        --

Wealthmark ALL


                                 YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/10  12/31/09  12/31/08  12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                               --------  --------  --------  --------  ---------  --------  --------  --------  --------  --------
DWS RREEF REAL ESTATE SECURITIES VIP (FORMERLY SCUDDER REAL ESTATE SECURITIES PORTFOLIO) (SUBSTITUTED WITH JHT REAL ESTATE
 SECURITIES TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
       Value at Start of Year        --        --        --        --     19.920    19.707    15.268    12.500        --        --
         Value at End of Year        --        --        --        --     29.253    19.920    19.707    15.268        --        --
      Wealthmark No. of Units        --        --        --        --    346,310   374,249   378,504    12,747        --        --
   NY Wealthmark No. of Units        --        --        --        --     67,547    69,768    74,601    24,570        --        --
Wealthmark Contracts with EER
       Value at Start of Year        --        --        --        --     19.815    19.642    15.288    12.500        --        --
         Value at End of Year        --        --        --        --     29.040    19.815    19.642    15.288        --        --
                 No. of Units        --        --        --        --     30,223    40,570    43,259   184,633        --        --
NY Wealthmark Contracts with the Payment Enhancement
       Value at Start of Year        --        --        --        --     19.736    19.593    15.253    14.164        --        --
         Value at End of Year        --        --        --        --     28.881    19.736    19.593    15.253        --        --
                 No. of Units        --        --        --        --        825       947     3,806     1,714        --        --
DWS SMALL CAP GROWTH VIP (FORMERLY SCUDDER SMALL CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
       Value at Start of Year        --        --        --        --     21.361    20.295    18.574    14.242    12.500        --
         Value at End of Year        --        --        --        --     22.077    21.361    20.295    18.574    14.242        --
      Wealthmark No. of Units        --        --        --        --    586,351   596,134   470,061    47,928     2,497        --
   NY Wealthmark No. of Units        --        --        --        --     37,077    40,807    31,974    12,175        --        --
Wealthmark Contracts with EER
       Value at Start of Year        --        --        --        --     21.223    20.204    18.619    14.249    12.500        --
         Value at End of Year        --        --        --        --     21.891    21.223    20.204    18.619    14.249        --
                 No. of Units        --        --        --        --     67,926    74,071    62,381   308,517    16,033        --
NY Wealthmark Contracts with the Payment Enhancement
       Value at Start of Year        --        --        --        --     21.121    20.137    18.539    18.372        --        --
         Value at End of Year        --        --        --        --     21.752    21.121    20.137    18.539        --        --
                 No. of Units        --        --        --        --     12,887    16,261    15,674     5,599        --        --
DWS STRATEGIC INCOME VIP (FORMERLY SCUDDER STRATEGIC INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
       Value at Start of Year        --        --        --        --     13.649    13.580    12.703    12.500        --        --
         Value at End of Year        --        --        --        --     14.638    13.649    13.580    12.703        --        --
      Wealthmark No. of Units        --        --        --        --    443,298   451,238   410,955    32,194        --        --
   NY Wealthmark No. of Units        --        --        --        --     50,425    52,936    50,174    14,741        --        --
Wealthmark Contracts with EER
       Value at Start of Year        --        --        --        --     13.577    13.535    12.720    12.500        --        --
         Value at End of Year        --        --        --        --     14.531    13.577    13.535    12.720        --        --
                 No. of Units        --        --        --        --     39,493    42,055    41,835   184,098        --        --
NY Wealthmark Contracts with the Payment Enhancement
       Value at Start of Year        --        --        --        --     13.523    13.501    12.691    12.106        --        --
         Value at End of Year        --        --        --        --     14.452    13.523    13.501    12.691        --        --
                 No. of Units        --        --        --        --      6,170    14,932    23,486     2,160        --        --
DWS TECHNOLOGY VIP (FORMERLY SCUDDER TECHNOLOGY GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
       Value at Start of Year        --        --        --        --     23.098    22.681    22.611    15.717    12.500        --
         Value at End of Year        --        --        --        --     22.876    23.098    22.681    22.611    15.717        --
      Wealthmark No. of Units        --        --        --        --    222,697   229,170   268,209    17,718     2,358        --
   NY Wealthmark No. of Units        --        --        --        --     15,500    14,592    13,981     8,067        --        --
Wealthmark Contracts with EER
       Value at Start of Year        --        --        --        --     22.949    22.580    22.667    15.724    12.500        --
         Value at End of Year        --        --        --        --     22.684    22.949    22.580    22.667    15.724        --
                 No. of Units        --        --        --        --     20,683    21,659    20,980   182,467     8,022        --

Wealthmark ALL


                                YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --        --        --        --    22.838    22.505    22.570    21.280        --        --
        Value at End of Year        --        --        --        --    22.540    22.838    22.505    22.570        --        --
                No. of Units        --        --        --        --     2,696     3,519     2,085     1,724        --        --
DWS TEMPLETON FOREIGN VALUE VIP (FORMERLY SCUDDER TEMPLETON FOREIGN VALUE PORTFOLIO) (MERGED INTO DWS INTERNATIONAL
 SELECT EQUITY VIP EFF 12-08-06)
CLASS B SHARES (units first credited 10-18-2004)
Contracts with no Optional Benefits
      Value at Start of Year        --        --        --        --        --    13.177    12.500        --        --        --
        Value at End of Year        --        --        --        --        --    14.065    13.177        --        --        --
     Wealthmark No. of Units        --        --        --        --        --    42,057     5,928        --        --        --
  NY Wealthmark No. of Units        --        --        --        --        --        69        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year        --        --        --        --        --    13.173    12.500        --        --        --
        Value at End of Year        --        --        --        --        --    14.033    13.173        --        --        --
                No. of Units        --        --        --        --        --     2,825       984        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --        --        --        --        --        --    12.500        --        --        --
        Value at End of Year        --        --        --        --        --        --    13.171        --        --        --
                No. of Units        --        --        --        --        --        --        --        --        --        --
DWS TURNER MID CAP GROWTH VIP (FORMERLY SVS TURNER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE
 MID CAP TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
      Value at Start of Year        --        --        --        --    24.434    22.272    20.366    13.975    12.500        --
        Value at End of Year        --        --        --        --    25.592    24.434    22.272    20.366    13.975        --
     Wealthmark No. of Units        --        --        --        --   371,665   372,447   388,303    34,942     2,184        --
  NY Wealthmark No. of Units        --        --        --        --    20,510    20,526    18,597     5,245        --        --
Wealthmark Contracts with EER
      Value at Start of Year        --        --        --        --    24.276    22.173    20.416    13.982    12.500        --
        Value at End of Year        --        --        --        --    25.376    24.276    22.173    20.416    13.982        --
                No. of Units        --        --        --        --    50,732    47,071    43,278   278,004    28,656        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --        --        --        --    24.159    22.099    20.328    19.468        --        --
        Value at End of Year        --        --        --        --    25.216    24.159    22.099    20.328        --        --
                No. of Units        --        --        --        --     2,812     1,147     2,313     1,856        --        --
EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year    13.839    11.179    17.758    18.773        --        --        --        --        --        --
        Value at End of Year    15.682    13.839    11.179    17.758        --        --        --        --        --        --
     Wealthmark No. of Units   101,892   131,095    66,736    48,701        --        --        --        --        --        --
  NY Wealthmark No. of Units     2,415     3,569       683       684        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    13.629    11.031    17.559    18.587        --        --        --        --        --        --
        Value at End of Year    15.413    13.629    11.031    17.559        --        --        --        --        --        --
                No. of Units    18,015    12,568    11,924     3,800        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year    13.474    12.500        --    18.449        --        --        --        --        --        --
        Value at End of Year    15.215    13.474        --    17.711        --        --        --        --        --        --
                No. of Units     9,776    10,228        --        --        --        --        --        --        --        --
FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year    13.315     9.578    17.582    19.448        --        --        --        --        --        --
        Value at End of Year    14.706    13.315     9.578    17.582        --        --        --        --        --        --
     Wealthmark No. of Units    47,814    48,184    54,353    15,927        --        --        --        --        --        --
  NY Wealthmark No. of Units        --     1,429        --        --        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    13.113     9.451    17.385    19.255        --        --        --        --        --        --
        Value at End of Year    14.453    13.113     9.451    17.385        --        --        --        --        --        --
                No. of Units     1,922     1,720     4,104     4,854        --        --        --        --        --        --

Wealthmark ALL


                                YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year    12.963     9.357    17.238    19.112        --        --        --        --        --        --
        Value at End of Year    14.267    12.963     9.357    17.238        --        --        --        --        --        --
                No. of Units     4,745     4,745     7,768        --        --        --        --        --        --        --
FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
      Value at Start of Year    12.872     9.955    15.665    17.574        --        --        --        --        --        --
        Value at End of Year    14.018    12.872     9.955    15.665        --        --        --        --        --        --
     Wealthmark No. of Units    91,984   162,550   167,286   181,826        --        --        --        --        --        --
  NY Wealthmark No. of Units     2,356     2,329     2,045       159        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    13.694    10.612    16.732    17.573        --        --        --        --        --        --
        Value at End of Year    14.884    13.694    10.612    16.732        --        --        --        --        --        --
                No. of Units    27,323    28,158    28,784    23,804        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --        --    16.716    17.573        --        --        --        --        --        --
        Value at End of Year        --        --    10.585    16.716        --        --        --        --        --        --
                No. of Units        --        --     1,648     1,656        --        --        --        --        --        --
FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year    14.219    10.958    18.357    18.799        --        --        --        --        --        --
        Value at End of Year    15.827    14.219    10.958    18.357        --        --        --        --        --        --
     Wealthmark No. of Units   817,093   910,751 1,035,350 1,095,356       --        --        --        --        --        --
  NY Wealthmark No. of Units    74,474    76,093    78,817    79,491        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    14.003    10.813    18.151    18.613        --        --        --        --        --        --
        Value at End of Year    15.556    14.003    10.813    18.151        --        --        --        --        --        --
                No. of Units   104,919   113,246   141,458   131,712        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year    13.844    10.706    17.998    18.475        --        --        --        --        --        --
        Value at End of Year    15.356    13.844    10.706    17.998        --        --        --        --        --        --
                No. of Units    11,308    11,379     7,472    16,948        --        --        --        --        --        --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-09) - SERIES II
  SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year        --        --    16.964    17.135        --        --        --        --        --        --
        Value at End of Year        --        --    10.974    16.964        --        --        --        --        --        --
     Wealthmark No. of Units        --        --    31,127    12,520        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year        --        --    16.774    16.965        --        --        --        --        --        --
        Value at End of Year        --        --    10.829    16.774        --        --        --        --        --        --
                No. of Units        --        --    38,221     1,917        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --        --        --    16.839        --        --        --        --        --        --
        Value at End of Year        --        --        --    16.632        --        --        --        --        --        --
                No. of Units        --        --        --        --        --        --        --        --        --        --
GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year    19.378    17.068    18.155    16.848        --        --        --        --        --        --
        Value at End of Year    21.044    19.378    17.068    18.155        --        --        --        --        --        --
     Wealthmark No. of Units    94,960   133,099   113,872    59,975        --        --        --        --        --        --
  NY Wealthmark No. of Units     2,609     1,249     2,632     1,707        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    19.085    16.842    17.951    16.681        --        --        --        --        --        --
        Value at End of Year    20.683    19.085    16.842    17.951        --        --        --        --        --        --
                No. of Units     7,987     8,633     7,230     4,126        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year    18.867    16.676    17.800    16.557        --        --        --        --        --        --
        Value at End of Year    20.417    18.867    16.676    17.800        --        --        --        --        --        --
                No. of Units     3,597     3,727     4,706        --        --        --        --        --        --        --

Wealthmark ALL


                                YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED    ENDED     ENDED      ENDED     ENDED    ENDED     ENDED      ENDED    ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year    14.500    11.216    18.845    19.795        --        --        --        --        --        --
        Value at End of Year    15.378    14.500    11.216    18.845        --        --        --        --        --        --
     Wealthmark No. of Units   561,863   608,440   696,522   833,778        --        --        --        --        --        --
  NY Wealthmark No. of Units    81,663    88,280    88,164    91,126        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    14.280    11.068    18.634    19.599        --        --        --        --        --        --
        Value at End of Year    15.115    14.280    11.068    18.634        --        --        --        --        --        --
                No. of Units    52,400    76,148    84,340   129,991        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year    14.117    10.958    18.477    19.453        --        --        --        --        --        --
        Value at End of Year    14.920    14.117    10.958    18.477        --        --        --        --        --        --
                No. of Units     3,904     3,845     8,741     9,061        --        --        --        --        --        --
HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year    19.813    15.273    22.146    20.864        --        --        --        --        --        --
        Value at End of Year    22.560    19.813    15.273    22.146        --        --        --        --        --        --
     Wealthmark No. of Units    44,725    51,814    51,938    55,396        --        --        --        --        --        --
  NY Wealthmark No. of Units     1,309       810     1,750     3,110        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    19.513    15.072    21.898    20.657        --        --        --        --        --        --
        Value at End of Year    22.173    19.513    15.072    21.898        --        --        --        --        --        --
                No. of Units       169     1,163     2,061     3,552        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year    19.290    14.922    21.713    20.504        --        --        --        --        --        --
        Value at End of Year    21.888    19.290    14.922    21.713        --        --        --        --        --        --
                No. of Units     4,037     4,298     1,343     1,337        --        --        --        --        --        --
HIGH INCOME TRUST (MERGED INTO HIGH YIELD TRUST EFF 5-02-11) - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
      Value at Start of Year    11.525     6.418    11.536    12.002        --        --        --        --        --        --
        Value at End of Year    12.647    11.525     6.418    11.536        --        --        --        --        --        --
     Wealthmark No. of Units    50,283    37,006     3,138        --        --        --        --        --        --        --
  NY Wealthmark No. of Units     1,504     4,956        --        --        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    11.464    12.500        --    11.989        --        --        --        --        --        --
        Value at End of Year    12.554    11.464        --    11.521        --        --        --        --        --        --
                No. of Units     1,316     1,232        --        --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year    11.418    12.500        --    11.979        --        --        --        --        --        --
        Value at End of Year    12.485    11.418        --    11.509        --        --        --        --        --        --
                No. of Units    12,581    12,712        --        --        --        --        --        --        --        --
HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year    18.375    12.072    17.415    18.034        --        --        --        --        --        --
        Value at End of Year    12.647    18.375    12.072    17.415        --        --        --        --        --        --
     Wealthmark No. of Units    77,664    78,329    19,886    19,116        --        --        --        --        --        --
  NY Wealthmark No. of Units     1,582       757       743       195        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    18.097    11.913    17.220    17.856        --        --        --        --        --        --
        Value at End of Year    12.554    18.097    11.913    17.220        --        --        --        --        --        --
                No. of Units     2,679     1,788     1,326     3,028        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year    17.891    12.500        --    17.723        --        --        --        --        --        --
        Value at End of Year    12.485    17.891        --    17.075        --        --        --        --        --        --
                No. of Units       562       605        --        --        --        --        --        --        --        --

Wealthmark ALL


                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED       ENDED      ENDED      ENDED     ENDED    ENDED     ENDED      ENDED    ENDED
                              12/31/10   12/31/09   12/31/08   12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------  --------
INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year         --         --     15.769     16.471        --        --        --        --        --        --
        Value at End of Year         --         --     10.849     15.769        --        --        --        --        --        --
     Wealthmark No. of Units         --         --      5,191      3,485        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year         --         --     15.592     16.308        --        --        --        --        --        --
        Value at End of Year         --         --     10.706     15.592        --        --        --        --        --        --
                No. of Units         --         --        203         --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year         --         --         --     16.186        --        --        --        --        --        --
        Value at End of Year         --         --         --     15.461        --        --        --        --        --        --
                No. of Units         --         --         --         --        --        --        --        --        --        --
INTERNATIONAL CORE TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     15.354     13.137     21.761     21.569        --        --        --        --        --        --
        Value at End of Year     16.561     15.354     13.137     21.761        --        --        --        --        --        --
     Wealthmark No. of Units     32,243     31,002     16,178     33,967        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     15.121     12.964     21.517     21.356        --        --        --        --        --        --
        Value at End of Year     16.277     15.121     12.964     21.517        --        --        --        --        --        --
                No. of Units      4,911      4,429      4,121      9,692        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year         --         --         --     21.197        --        --        --        --        --        --
        Value at End of Year         --         --         --     21.336        --        --        --        --        --        --
                No. of Units         --         --         --         --        --        --        --        --        --        --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2010)
Contracts with no Optional Benefits
      Value at Start of Year     12.500         --         --         --        --        --        --        --        --        --
        Value at End of Year     10.872         --         --         --        --        --        --        --        --        --
     Wealthmark No. of Units  1,191,071         --         --         --        --        --        --        --        --        --
  NY Wealthmark No. of Units     93,044         --         --         --        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     12.500         --         --         --        --        --        --        --        --        --
        Value at End of Year     10.792         --         --         --        --        --        --        --        --        --
                No. of Units    138,853         --         --         --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     12.500         --         --         --        --        --        --        --        --        --
        Value at End of Year     10.733         --         --         --        --        --        --        --        --        --
                No. of Units      2,966         --         --         --        --        --        --        --        --        --
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year      9.893      7.228     13.181     12.500        --        --        --        --        --        --
        Value at End of Year     19.049      9.893      7.228     13.181        --        --        --        --        --        --
     Wealthmark No. of Units     25,218  1,314,505  1,530,694  1,776,129        --        --        --        --        --        --
  NY Wealthmark No. of Units         --     98,238    101,937    111,987        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year      9.841      7.204     13.163     12.500        --        --        --        --        --        --
        Value at End of Year     18.797      9.841      7.204     13.163        --        --        --        --        --        --
                No. of Units      1,844    167,178    199,834    203,690        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year      9.801      7.186     13.150     12.500        --        --        --        --        --        --
        Value at End of Year      9.801      9.801      7.186     13.150        --        --        --        --        --        --
                No. of Units         --      3,417      8,122      3,818        --        --        --        --        --        --
INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     14.601     10.787     22.173     19.685        --        --        --        --        --        --
        Value at End of Year     16.326     14.601     10.787     22.173        --        --        --        --        --        --
     Wealthmark No. of Units     60,922     82,978     75,810    108,338        --        --        --        --        --        --
  NY Wealthmark No. of Units        165      1,564        168      3,621        --        --        --        --        --        --

Wealthmark ALL


                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED    ENDED      ENDED    ENDED      ENDED     ENDED    ENDED     ENDED      ENDED    ENDED
                               12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                               --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Wealthmark Contracts with EER
      Value at Start of Year     14.465    10.708    22.056    19.607        --        --        --        --        --        --
        Value at End of Year     16.142    14.465    10.708    22.056        --        --        --        --        --        --
                No. of Units        806     2,164       166     1,156        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year         --        --        --    19.548        --        --        --        --        --        --
        Value at End of Year         --        --        --    21.968        --        --        --        --        --        --
                No. of Units         --        --        --        --        --        --        --        --        --        --
INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-09) - SERIES II SHARES (units first credited
  5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year         --        --    26.556    27.570        --        --        --        --        --        --
        Value at End of Year         --        --    12.279    26.556        --        --        --        --        --        --
     Wealthmark No. of Units         --        --    46,019    65,927        --        --        --        --        --        --
  NY Wealthmark No. of Units         --        --     1,353       611        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year         --        --    26.258    27.298        --        --        --        --        --        --
        Value at End of Year         --        --    12.117    26.258        --        --        --        --        --        --
                No. of Units         --        --     3,094     3,102        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year         --        --        --    27.095        --        --        --        --        --        --
        Value at End of Year         --        --        --    26.037        --        --        --        --        --        --
                No. of Units         --        --        --        --        --        --        --        --        --        --
INTERNATIONAL SMALL COMPANY TRUST - SERIES II SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
      Value at Start of Year     12.265    12.500        --        --        --        --        --        --        --        --
        Value at End of Year     14.810    12.265        --        --        --        --        --        --        --        --
     Wealthmark No. of Units     70,661    81,566        --        --        --        --        --        --        --        --
  NY Wealthmark No. of Units      2,365     2,681        --        --        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     12.261    12.500        --        --        --        --        --        --        --        --
        Value at End of Year     14.777    12.261        --        --        --        --        --        --        --        --
                No. of Units      4,719     4,836        --        --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     12.259    12.500        --        --        --        --        --        --        --        --
        Value at End of Year     14.752    12.259        --        --        --        --        --        --        --        --
                No. of Units     13,210    13,417        --        --        --        --        --        --        --        --
INTERNATIONAL VALUE TRUST - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     18.831    14.084    24.976    24.741        --        --        --        --        --        --
        Value at End of Year     20.011    18.831    14.084    24.976        --        --        --        --        --        --
     Wealthmark No. of Units    420,581   466,677   532,591   626,360        --        --        --        --        --        --
  NY Wealthmark No. of Units     60,919    62,702    64,876    66,475        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     18.545    13.898    24.696    24.496        --        --        --        --        --        --
        Value at End of Year     19.668    18.545    13.898    24.696        --        --        --        --        --        --
                No. of Units     49,633    56,506    72,615    76,823        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     18.333    13.760    24.488    24.314        --        --        --        --        --        --
        Value at End of Year     19.415    18.333    13.760    24.488        --        --        --        --        --        --
                No. of Units      6,502     6,341     4,425    10,055        --        --        --        --        --        --
INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     16.717    15.110    15.607    15.166        --        --        --        --        --        --
        Value at End of Year     17.688    16.717    15.110    15.607        --        --        --        --        --        --
     Wealthmark No. of Units    833,673   919,875    48,545    27,061        --        --        --        --        --        --
  NY Wealthmark No. of Units     84,404    91,391     1,204        --        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     16.464    14.910    15.432    15.016        --        --        --        --        --        --
        Value at End of Year     17.385    16.464    14.910    15.432        --        --        --        --        --        --
                No. of Units    101,448   117,662     1,101        --        --        --        --        --        --        --

Wealthmark ALL


                                 YEAR      YEAR       YEAR        YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED    ENDED       ENDED      ENDED      ENDED     ENDED    ENDED     ENDED      ENDED    ENDED
                               12/31/10  12/31/09   12/31/08    12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------  --------
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     16.276     12.500         --     14.904        --        --        --        --        --        --
        Value at End of Year     17.161     16.276         --     15.302        --        --        --        --        --        --
                No. of Units     10,060      9,860         --         --        --        --        --        --        --        --
LIFESTYLE AGGRESSIVE TRUST - SERIES II SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
      Value at Start of Year     10.627      7.955     13.947     13.047    12.500        --        --        --        --        --
        Value at End of Year     12.169     10.627      7.955     13.947    13.047        --        --        --        --        --
     Wealthmark No. of Units     53,949     35,115     51,321     77,310     2,856        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     10.549      7.913     13.900     13.030    12.500        --        --        --        --        --
        Value at End of Year     12.056     10.549      7.913     13.900    13.030        --        --        --        --        --
                No. of Units        921        930        942        848       828        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year         --         --         --     13.017    12.500        --        --        --        --        --
        Value at End of Year         --         --         --     13.865    13.017        --        --        --        --        --
                No. of Units         --         --         --         --        --        --        --        --        --        --
LIFESTYLE BALANCED TRUST - SERIES II SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
      Value at Start of Year     12.081      9.389     13.891     13.257    12.500        --        --        --        --        --
        Value at End of Year     13.281     12.081      9.389     13.891    13.257        --        --        --        --        --
     Wealthmark No. of Units  3,815,784  3,855,163  3,898,118  3,946,947   286,673        --        --        --        --        --
  NY Wealthmark No. of Units    509,511    546,338    619,832    625,724     3,383        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     11.992      9.339     13.844     13.239    12.500        --        --        --        --        --
        Value at End of Year     13.158     11.992      9.339     13.844    13.239        --        --        --        --        --
                No. of Units    325,379    380,130    395,106    442,323    21,536        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     11.927      9.302     13.810     13.226    12.500        --        --        --        --        --
        Value at End of Year     13.066     11.927      9.302     13.810    13.226        --        --        --        --        --
                No. of Units    197,796    190,522    215,118    229,730    20,693        --        --        --        --        --
LIFESTYLE CONSERVATIVE TRUST - SERIES II SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
      Value at Start of Year     13.593     11.351     13.651     13.163    12.500        --        --        --        --        --
        Value at End of Year     14.592     13.593     11.351     13.651    13.163        --        --        --        --        --
     Wealthmark No. of Units    384,414    346,691    569,027    107,573    55,463        --        --        --        --        --
  NY Wealthmark No. of Units     46,495     45,639     18,875      1,408        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     13.493     11.290     13.605     13.146    12.500        --        --        --        --        --
        Value at End of Year     14.457     13.493     11.290     13.605    13.146        --        --        --        --        --
                No. of Units     52,175     25,287     21,653         --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     13.419     11.245     13.571     13.133    12.500        --        --        --        --        --
        Value at End of Year     14.356     13.419     11.245     13.571    13.133        --        --        --        --        --
                No. of Units     21,691     20,298     18,491     12,509        --        --        --        --        --        --
LIFESTYLE GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
      Value at Start of Year     11.365      8.669     13.882     13.126    12.500        --        --        --        --        --
        Value at End of Year     12.645     11.365      8.669     13.882    13.126        --        --        --        --        --
     Wealthmark No. of Units  4,467,516  4,517,516  4,856,126  4,852,758   216,467        --        --        --        --        --
  NY Wealthmark No. of Units    737,994    720,456    737,156    855,418    24,084        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     11.282      8.623     13.835     13.108    12.500        --        --        --        --        --
        Value at End of Year     12.528     11.282      8.623     13.835    13.108        --        --        --        --        --
                No. of Units    304,366    297,268    274,411    294,104     2,895        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     11.220      8.588     13.801     13.095    12.500        --        --        --        --        --
        Value at End of Year     12.440     11.220      8.588     13.801    13.095        --        --        --        --        --
                No. of Units    323,830    347,684    317,689    335,178     8,750        --        --        --        --        --

Wealthmark ALL


                                YEAR        YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR     YEAR      YEAR
                                ENDED       ENDED      ENDED      ENDED    ENDED      ENDED     ENDED     ENDED    ENDED     ENDED
                              12/31/10    12/31/09   12/31/08   12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------  --------
LIFESTYLE MODERATE TRUST - SERIES II SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
      Value at Start of Year     12.756     10.197     13.671     13.194    12.500        --        --        --        --        --
        Value at End of Year     13.886     12.756     10.197     13.671    13.194        --        --        --        --        --
     Wealthmark No. of Units  1,048,666  1,162,426  1,117,745  1,126,707   183,087        --        --        --        --        --
  NY Wealthmark No. of Units    112,870    114,451    131,558    128,184     2,666        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     12.663     10.143     13.626     13.177    12.500        --        --        --        --        --
        Value at End of Year     13.757     12.663     10.143     13.626    13.177        --        --        --        --        --
                No. of Units     86,529     77,417     75,083     94,328     1,438        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     12.593     10.102     13.592     13.164    12.500        --        --        --        --        --
        Value at End of Year     13.661     12.593     10.102     13.592    13.164        --        --        --        --        --
                No. of Units     91,686     93,903     96,569    132,219     3,868        --        --        --        --        --
MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     16.030     11.920     19.044     19.821        --        --        --        --        --        --
        Value at End of Year     19.887     16.030     11.920     19.044        --        --        --        --        --        --
     Wealthmark No. of Units    917,641  1,072,981  1,189,746    885,222        --        --        --        --        --        --
  NY Wealthmark No. of Units    116,899    128,267    136,507     95,200        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     15.787     11.762     18.830     19.625        --        --        --        --        --        --
        Value at End of Year     19.546     15.787     11.762     18.830        --        --        --        --        --        --
                No. of Units     93,462    123,774     97,135     89,639        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     15.607     11.646     18.672     19.479        --        --        --        --        --        --
        Value at End of Year     19.294     15.607     11.646     18.672        --        --        --        --        --        --
                No. of Units     14,862     14,998      9,024     26,549        --        --        --        --        --        --
MID CAP INTERSECTION TRUST (MERGED INTO MID CAP INDEX TRUST EFF 11-16-09) - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
      Value at Start of Year         --         --     11.512     11.434        --        --        --        --        --        --
        Value at End of Year         --         --      6.564     11.512        --        --        --        --        --        --
     Wealthmark No. of Units         --         --     10,606         --        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year         --         --         --     11.422        --        --        --        --        --        --
        Value at End of Year         --         --         --     11.496        --        --        --        --        --        --
                No. of Units         --         --         --         --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year         --         --         --     11.413        --        --        --        --        --        --
        Value at End of Year         --         --         --     11.485        --        --        --        --        --        --
                No. of Units         --         --         --         --        --        --        --        --        --        --
MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     18.195     14.080     25.440     22.855        --        --        --        --        --        --
        Value at End of Year     22.034     18.195     14.080     25.440        --        --        --        --        --        --
     Wealthmark No. of Units     67,965    110,306    110,908    107,609        --        --        --        --        --        --
  NY Wealthmark No. of Units        386        483        453        405        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     17.919     13.894     25.154     22.628        --        --        --        --        --        --
        Value at End of Year     21.656     17.919     13.894     25.154        --        --        --        --        --        --
                No. of Units      9,776      4,308      2,868      5,994        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year         --         --         --     18.672        --        --        --        --        --        --
        Value at End of Year         --         --         --     24.943        --        --        --        --        --        --
                No. of Units         --         --         --         --        --        --        --        --        --        --

Wealthmark ALL


                                 YEAR      YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED
                              12/31/10   12/31/09   12/31/08   12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------  --------
MONEY MARKET TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     12.737     12.856     12.768     12.500        --        --        --        --        --        --
        Value at End of Year     12.567     12.737     12.856     12.768        --        --        --        --        --        --
     Wealthmark No. of Units  1,264,489  1,591,655  1,633,900  1,581,886        --        --        --        --        --        --
  NY Wealthmark No. of Units    111,408    143,555    190,714    122,502        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     12.670     12.813     12.751     12.500        --        --        --        --        --        --
        Value at End of Year     12.475     12.670     12.813     12.751        --        --        --        --        --        --
                No. of Units    232,180    232,827    205,237    220,082        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     12.619     12.781     12.738     12.500        --        --        --        --        --        --
        Value at End of Year     12.406     12.619     12.781     12.738        --        --        --        --        --        --
                No. of Units    116,926    123,922    197,758    114,934        --        --        --        --        --        --
NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     39.116     24.964     52.434     43.480        --        --        --        --        --        --
        Value at End of Year     44.309     39.116     24.964     52.434        --        --        --        --        --        --
     Wealthmark No. of Units     85,158     93,569     78,940     47,839        --        --        --        --        --        --
  NY Wealthmark No. of Units        911      2,147      1,416      1,224        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     38.598     24.683     51.948     43.135        --        --        --        --        --        --
        Value at End of Year     43.636     38.598     24.683     51.948        --        --        --        --        --        --
                No. of Units      3,777      5,126      2,682        936        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     38.214     24.475     51.586     42.877        --        --        --        --        --        --
        Value at End of Year     43.137     38.214     24.475     51.586        --        --        --        --        --        --
                No. of Units        333        341      1,008         39        --        --        --        --        --        --
OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     15.219     12.056     21.541     22.411        --        --        --        --        --        --
        Value at End of Year     17.892     15.219     12.056     21.541        --        --        --        --        --        --
     Wealthmark No. of Units  1,924,303  2,234,565  2,516,482  2,856,275        --        --        --        --        --        --
  NY Wealthmark No. of Units    162,782    173,280    192,750    212,385        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     15.018     11.920     21.341     22.232        --        --        --        --        --        --
        Value at End of Year     17.620     15.018     11.920     21.341        --        --        --        --        --        --
                No. of Units    204,140    258,090    328,844    384,992        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     14.869     11.819     21.193     22.099        --        --        --        --        --        --
        Value at End of Year     17.419     14.869     11.819     21.193        --        --        --        --        --        --
                No. of Units     10,147     10,374     14,984     18,598        --        --        --        --        --        --
OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     12.320     10.035     17.356     19.426        --        --        --        --        --        --
        Value at End of Year     13.742     12.320     10.035     17.356        --        --        --        --        --        --
     Wealthmark No. of Units    378,211    441,367    492,139    547,910        --        --        --        --        --        --
  NY Wealthmark No. of Units    104,065    114,217    122,909    133,451        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     12.181      9.942     17.229     19.310        --        --        --        --        --        --
        Value at End of Year     13.560     12.181      9.942     17.229        --        --        --        --        --        --
                No. of Units     45,643     58,803     72,571     73,274        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     12.078      9.872     17.135     19.223        --        --        --        --        --        --
        Value at End of Year     13.425     12.078      9.872     17.135        --        --        --        --        --        --
                No. of Units      1,501      1,488      4,506      4,259        --        --        --        --        --        --

Wealthmark ALL


                                  YEAR     YEAR      YEAR      YEAR      YEAR      YEAR     YEAR       YEAR     YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED      ENDED    ENDED     ENDED
                               12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                               --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST A EFF 5-03-10)
SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year         --    13.591    23.005    22.284        --        --        --        --        --        --
        Value at End of Year         --    17.683    13.591    23.005        --        --        --        --        --        --
     Wealthmark No. of Units         --    19,976    12,837    25,000        --        --        --        --        --        --
  NY Wealthmark No. of Units         --        69     1,190        71        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year         --    13.412    22.747    22.063        --        --        --        --        --        --
        Value at End of Year         --    17.415    13.412    22.747        --        --        --        --        --        --
                No. of Units         --       826       737     2,492        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year         --        --        --    17.859        --        --        --        --        --        --
        Value at End of Year         --        --        --    22.556        --        --        --        --        --        --
                No. of Units         --        --        --        --        --        --        --        --        --        --
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year         --        --        --    19.063        --        --        --        --        --        --
        Value at End of Year         --        --        --    17.292        --        --        --        --        --        --
     Wealthmark No. of Units         --        --        --   520,719        --        --        --        --        --        --
  NY Wealthmark No. of Units         --        --        --    48,676        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year         --        --        --    18.875        --        --        --        --        --        --
        Value at End of Year         --        --        --    17.099        --        --        --        --        --        --
                No. of Units         --        --        --    75,290        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year         --        --        --    18.734        --        --        --        --        --        --
        Value at End of Year         --        --        --    16.955        --        --        --        --        --        --
                No. of Units         --        --        --     4,129        --        --        --        --        --        --
REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     20.020    15.612    24.255    32.499        --        --        --        --        --        --
        Value at End of Year     25.442    20.020    15.612    24.255        --        --        --        --        --        --
     Wealthmark No. of Units    211,764   239,700   288,566   307,202        --        --        --        --        --        --
  NY Wealthmark No. of Units     44,509    43,139    49,661    56,104        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     19.716    15.406    25.911    32.177        --        --        --        --        --        --
        Value at End of Year     25.006    19.716    15.406    25.911        --        --        --        --        --        --
                No. of Units     15,905    18,717    24,626    26,097        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     19.491    15.254    25.693    31.938        --        --        --        --        --        --
        Value at End of Year     24.683    19.491    15.254    25.693        --        --        --        --        --        --
                No. of Units        903       962     1,090     1,179        --        --        --        --        --        --
SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     14.912     9.213    16.847    15.087        --        --        --        --        --        --
        Value at End of Year     18.291    14.912     9.213    16.847        --        --        --        --        --        --
     Wealthmark No. of Units     41,158    55,532    36,358    40,119        --        --        --        --        --        --
  NY Wealthmark No. of Units      2,370     3,199        23     7,032        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     14.686     9.092    16.658    14.938        --        --        --        --        --        --
        Value at End of Year     17.978    14.686     9.092    16.658        --        --        --        --        --        --
                No. of Units     13,921    15,338     3,835     3,824        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     14.519     9.002    16.517    14.827        --        --        --        --        --        --
        Value at End of Year     17.746    14.519     9.002    16.517        --        --        --        --        --        --
                No. of Units      7,687     7,687     5,898     1,151        --        --        --        --        --        --

Wealthmark ALL


                                YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED    ENDED      ENDED    ENDED      ENDED     ENDED    ENDED     ENDED      ENDED    ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
SCUDDER 21ST CENTURY GROWTH PORTFOLIO (MERGED INTO SCUDDER SMALL CAP GROWTH PORTFOLIO EFF 5-01-05) (NOW DWS SMALL CAP GROWTH VIP)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
      Value at Start of Year        --        --        --        --        --        --    17.530    13.661    12.500        --
        Value at End of Year        --        --        --        --        --        --    19.164    17.530    13.661        --
     Wealthmark No. of Units        --        --        --        --        --        --   174,019     7,510       349        --
  NY Wealthmark No. of Units        --        --        --        --        --        --     8,560     2,424        --        --
Wealthmark Contracts with EER
      Value at Start of Year        --        --        --        --        --        --    17.573    13.668    12.500        --
        Value at End of Year        --        --        --        --        --        --    19.079    17.573    13.668        --
                No. of Units        --        --        --        --        --        --    12,453   172,059     8,406        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --        --        --        --        --        --    17.498    17.423        --        --
        Value at End of Year        --        --        --        --        --        --    19.015    17.498        --        --
                No. of Units        --        --        --        --        --        --     2,074     1,975        --        --
SCUDDER GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-05) (NOW DWS CAPITAL GROWTH VIP)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
      Value at Start of Year        --        --        --        --        --        --    16.707    13.669    12.500        --
        Value at End of Year        --        --        --        --        --        --    17.303    16.707    13.669        --
     Wealthmark No. of Units        --        --        --        --        --        --   290,534    17,032        11        --
  NY Wealthmark No. of Units        --        --        --        --        --        --    33,534     6,130        --        --
Wealthmark Contracts with EER
      Value at Start of Year        --        --        --        --        --        --    16.748    13.676    12.500        --
        Value at End of Year        --        --        --        --        --        --    17.226    16.748    13.676        --
                No. of Units        --        --        --        --        --        --    37,165   162,157       542        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --        --        --        --        --        --    16.687    16.417        --        --
        Value at End of Year        --        --        --        --        --        --    17.169    16.687        --        --
                No. of Units        --        --        --        --        --        --       578        --        --        --
SHORT TERM GOVERNMENT INCOME TRUST - SERIES II SHARES (units first credited 5-03-2010)
Contracts with no Optional Benefits
      Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
        Value at End of Year    12.598        --        --        --        --        --        --        --        --        --
     Wealthmark No. of Units   108,795        --        --        --        --        --        --        --        --        --
  NY Wealthmark No. of Units     3,910        --        --        --        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
        Value at End of Year    12.581        --        --        --        --        --        --        --        --        --
                No. of Units     1,566        --        --        --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
        Value at End of Year    12.568        --        --        --        --        --        --        --        --        --
                No. of Units       581        --        --        --        --        --        --        --        --        --
SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year    15.598    11.767    19.823    18.839        --        --        --        --        --        --
        Value at End of Year    18.720    15.598    11.767    19.823        --        --        --        --        --        --
     Wealthmark No. of Units    73,777    76,458    56,302    41,220        --        --        --        --        --        --
  NY Wealthmark No. of Units     1,290     2,560     3,799       409        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    15.453    11.681    19.717    18.764        --        --        --        --        --        --
        Value at End of Year    18.509    15.453    11.681    19.717        --        --        --        --        --        --
                No. of Units     4,205     4,546     4,932     3,326        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --        --        --    18.707        --        --        --        --        --        --
        Value at End of Year        --        --        --    19.639        --        --        --        --        --        --
                No. of Units        --        --        --        --        --        --        --        --        --        --

Wealthmark ALL


                                 YEAR      YEAR       YEAR        YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED      ENDED       ENDED     ENDED     ENDED    ENDED     ENDED      ENDED    ENDED
                               12/31/10  12/31/09   12/31/08    12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------  --------
SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     14.573     11.697     17.928     19.530        --        --        --        --        --        --
        Value at End of Year     18.121     14.573     11.697     17.928        --        --        --        --        --        --
     Wealthmark No. of Units  1,168,995  1,358,520  1,512,202  1,795,396        --        --        --        --        --        --
  NY Wealthmark No. of Units    135,675    147,735    158,029    167,753        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     14.352     11.543     17.727     19.337        --        --        --        --        --        --
        Value at End of Year     17.810     14.352     11.543     17.727        --        --        --        --        --        --
                No. of Units    121,662    148,382    176,983    200,601        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year     14.188     11.428     17.578     19.193        --        --        --        --        --        --
        Value at End of Year     17.581     14.188     11.428     17.578        --        --        --        --        --        --
                No. of Units      4,792      4,845      9,244     21,425        --        --        --        --        --        --
SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     16.852     12.791     22.465     25.788        --        --        --        --        --        --
        Value at End of Year     21.494     16.852     12.791     22.465        --        --        --        --        --        --
     Wealthmark No. of Units     24,332     19,449     12,168     14,217        --        --        --        --        --        --
  NY Wealthmark No. of Units      1,663        234         --         --        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     16.629     12.647     22.256     25.582        --        --        --        --        --        --
        Value at End of Year     21.167     16.629     12.647     22.256        --        --        --        --        --        --
                No. of Units      1,672      1,732         --         --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year         --         --         --     25.430        --        --        --        --        --        --
        Value at End of Year         --         --         --     22.101        --        --        --        --        --        --
                No. of Units         --         --         --         --        --        --        --        --        --        --
SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 11-09-2007)
Contracts with no Optional Benefits
      Value at Start of Year     14.714     11.622     15.984     16.294        --        --        --        --        --        --
        Value at End of Year     18.272     14.714     11.622     15.984        --        --        --        --        --        --
     Wealthmark No. of Units     87,356    113,400     87,340     60,135        --        --        --        --        --        --
  NY Wealthmark No. of Units      2,906      1,605        381        420        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     14.577     11.537     15.899     16.212        --        --        --        --        --        --
        Value at End of Year     18.066     14.577     11.537     15.899        --        --        --        --        --        --
                No. of Units      2,396      2,762      3,465      5,519        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year         --         --         --     16.151        --        --        --        --        --        --
        Value at End of Year         --         --         --     15.836        --        --        --        --        --        --
                No. of Units         --         --         --         --        --        --        --        --        --        --
SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year     17.417     13.855     19.306     21.255        --        --        --        --        --        --
        Value at End of Year     20.808     17.417     13.855     19.306        --        --        --        --        --        --
     Wealthmark No. of Units     33,149     45,414     42,207     49,539        --        --        --        --        --        --
  NY Wealthmark No. of Units        267        269      1,774        272        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year     17.152     13.673     19.090     21.045        --        --        --        --        --        --
        Value at End of Year     20.451     17.152     13.673     19.090        --        --        --        --        --        --
                No. of Units         34      1,591        368         --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year         --         --         --     20.889        --        --        --        --        --        --
        Value at End of Year         --         --         --     19.306        --        --        --        --        --        --
                No. of Units         --         --         --         --        --        --        --        --        --        --

Wealthmark ALL


                                YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED    ENDED      ENDED    ENDED      ENDED     ENDED    ENDED     ENDED      ENDED    ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
STRATEGIC BOND TRUST (MERGED INTO STRATEGIC INCOME OPPORTUNITIES TRUST EFF 11-08-10) - SERIES II SHARES (units first credited
  5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year        --    13.174    15.960    16.413        --        --        --        --        --        --
        Value at End of Year        --    15.995    13.174    15.960        --        --        --        --        --        --
     Wealthmark No. of Units        --    36,490    26,380    60,613        --        --        --        --        --        --
  NY Wealthmark No. of Units        --     4,646       502       636        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year        --    13.000    15.781    16.250        --        --        --        --        --        --
        Value at End of Year        --    15.752    13.000    15.781        --        --        --        --        --        --
                No. of Units        --     5,221     4,791     5,088        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --    12.871    15.649    16.130        --        --        --        --        --        --
        Value at End of Year        --    15.573    12.871    15.649        --        --        --        --        --        --
                No. of Units        --     9,018     2,240       574        --        --        --        --        --        --
STRATEGIC INCOME OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 11-08-2010)
Contracts with no Optional Benefits
      Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
        Value at End of Year    18.469        --        --        --        --        --        --        --        --        --
     Wealthmark No. of Units    37,652        --        --        --        --        --        --        --        --        --
  NY Wealthmark No. of Units     4,766        --        --        --        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
        Value at End of Year    18.225        --        --        --        --        --        --        --        --        --
                No. of Units     6,205        --        --        --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
        Value at End of Year    18.043        --        --        --        --        --        --        --        --        --
                No. of Units     8,723        --        --        --        --        --        --        --        --        --
SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-05) (NOW DWS CAPITAL GROWTH VIP)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
      Value at Start of Year        --        --        --        --        --        --    16.981    13.679    12.500        --
        Value at End of Year        --        --        --        --        --        --    17.039    16.981    13.679        --
     Wealthmark No. of Units        --        --        --        --        --        --   642,089    29,199       357        --
  NY Wealthmark No. of Units        --        --        --        --        --        --    56,205    11,545        --        --
Wealthmark Contracts with EER
      Value at Start of Year        --        --        --        --        --        --    17.023    13.685    12.500        --
        Value at End of Year        --        --        --        --        --        --    16.963    17.023    13.685        --
                No. of Units        --        --        --        --        --        --    52,759   351,290    21,075        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --        --        --        --        --        --    16.949    16.293        --        --
        Value at End of Year        --        --        --        --        --        --    16.907    16.949        --        --
                No. of Units        --        --        --        --        --        --     2,384       648        --        --
SVS FOCUS VALUE + GROWTH PORTFOLIO (MERGED INTO SCUDDER GROWTH AND INCOME PORTFOLIO EFF 4-29-05) (NOW DWS GROWTH & INCOME VIP)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
      Value at Start of Year        --        --        --        --        --        --    18.411    14.142    12.500        --
        Value at End of Year        --        --        --        --        --        --    20.186    18.411    14.142        --
     Wealthmark No. of Units        --        --        --        --        --        --   193,698    14,276     1,028        --
  NY Wealthmark No. of Units        --        --        --        --        --        --    17,097     2,712        --        --
Wealthmark Contracts with EER
      Value at Start of Year        --        --        --        --        --        --    18.457    14.149    12.500        --
        Value at End of Year        --        --        --        --        --        --    20.096    18.457    14.149        --
                No. of Units        --        --        --        --        --        --    15,899   114,321     8,612        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --        --        --        --        --        --    18.389    17.615        --        --
        Value at End of Year        --        --        --        --        --        --    20.028    18.389        --        --
                No. of Units        --        --        --        --        --        --     5,622        --        --        --

Wealthmark ALL


                                YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED    ENDED      ENDED    ENDED      ENDED     ENDED    ENDED     ENDED      ENDED    ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
SVS INDEX 500 PORTFOLIO (MERGED INTO SCUDDER VIT EQUITY 500 INDEX PORTFOLIO EFF 9-16-05) (NOW DWS EQUITY 500 INDEX VIP)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
      Value at Start of Year        --        --        --        --        --        --    17.583    14.005    12.500        --
        Value at End of Year        --        --        --        --        --        --    19.116    17.583    14.005        --
     Wealthmark No. of Units        --        --        --        --        --        --   847,115    86,229     4,019        --
  NY Wealthmark No. of Units        --        --        --        --        --        --   194,905    59,744        --        --
Wealthmark Contracts with EER
      Value at Start of Year        --        --        --        --        --        --    17.627    14.011    12.500        --
        Value at End of Year        --        --        --        --        --        --    19.031    17.627    14.011        --
                No. of Units        --        --        --        --        --        --    77,596   595,368    29,541        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --        --        --        --        --        --    17.551    17.239        --        --
        Value at End of Year        --        --        --        --        --        --    18.967    17.551        --        --
                No. of Units        --        --        --        --        --        --    15,825     4,363        --        --
TOTAL BOND MARKET TRUST A (FORMERLY BOND INDEX TRUST A) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year    13.865    13.492    12.967    12.500        --        --        --        --        --        --
        Value at End of Year    14.438    13.865    13.492    12.967        --        --        --        --        --        --
     Wealthmark No. of Units     8,210    17,707    33,432    11,873        --        --        --        --        --        --
  NY Wealthmark No. of Units     1,993     2,880     1,500     2,310        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    13.792    13.448    12.950    12.500        --        --        --        --        --        --
        Value at End of Year    14.333    13.792    13.448    12.950        --        --        --        --        --        --
                No. of Units       655     1,511     1,256     3,938        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --        --    12.937    12.500        --        --        --        --        --        --
        Value at End of Year        --        --    13.414    12.937        --        --        --        --        --        --
                No. of Units        --        --     9,212        --        --        --        --        --        --        --
TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year    17.689    15.824    15.641    14.771        --        --        --        --        --        --
        Value at End of Year    18.735    17.689    15.824    15.641        --        --        --        --        --        --
     Wealthmark No. of Units   237,453   261,452   156,646    41,499        --        --        --        --        --        --
  NY Wealthmark No. of Units     9,012     7,551       733     1,682        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    17.420    15.615    15.465    14.624        --        --        --        --        --        --
        Value at End of Year    18.414    17.420    15.615    15.465        --        --        --        --        --        --
                No. of Units    23,976    31,781    22,586    25,499        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year    17.222    15.460    15.335    14.516        --        --        --        --        --        --
        Value at End of Year    18.177    17.222    15.460    15.335        --        --        --        --        --        --
                No. of Units     4,651     4,946     2,378        --        --        --        --        --        --        --
TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year    13.842    10.922    17.662    18.106        --        --        --        --        --        --
        Value at End of Year    15.955    13.842    10.922    17.662        --        --        --        --        --        --
     Wealthmark No. of Units   908,009   742,970 2,299,715 1,447,571        --        --        --        --        --        --
  NY Wealthmark No. of Units   124,411   133,957   245,230   165,835        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    13.632    10.777    17.464    17.927        --        --        --        --        --        --
        Value at End of Year    15.681    13.632    10.777    17.464        --        --        --        --        --        --
                No. of Units   105,330   125,525   260,061   161,357        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year    13.477    10.671    17.317    17.794        --        --        --        --        --        --
        Value at End of Year    15.479    13.477    10.671    17.317        --        --        --        --        --        --
                No. of Units     9,838    10,132    34,774    27,610        --        --        --        --        --        --

Wealthmark ALL


                                YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED    ENDED     ENDED      ENDED     ENDED    ENDED     ENDED      ENDED    ENDED
                              12/31/10  12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
U.S. GOVERNMENT SECURITIES TRUST (MERGED INTO SHORT TERM GOVERNMENT INCOME TRUST EFF 5-03-10) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year        --    13.476    13.894    13.828        --        --        --        --        --        --
        Value at End of Year        --    14.381    13.476    13.894        --        --        --        --        --        --
     Wealthmark No. of Units        --    86,680   105,503    18,604        --        --        --        --        --        --
  NY Wealthmark No. of Units        --     3,434       236       246        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year        --    13.298    13.739    13.691        --        --        --        --        --        --
        Value at End of Year        --    14.163    13.298    13.739        --        --        --        --        --        --
                No. of Units        --    12,665    17,608        --        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --    13.623        --    13.589        --        --        --        --        --        --
        Value at End of Year        --    14.002        --    13.623        --        --        --        --        --        --
                No. of Units        --       566        --        --        --        --        --        --        --        --
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-01-09) - SERIES II
  SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year        --        --    16.014    17.184        --        --        --        --        --        --
        Value at End of Year        --        --     9.632    16.014        --        --        --        --        --        --
     Wealthmark No. of Units        --        --    14,173     5,265        --        --        --        --        --        --
  NY Wealthmark No. of Units        --        --     4,004        --        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year        --        --    15.834    17.014        --        --        --        --        --        --
        Value at End of Year        --        --     9.505    15.834        --        --        --        --        --        --
                No. of Units        --        --     2,816        79        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --        --        --    16.887        --        --        --        --        --        --
        Value at End of Year        --        --        --    15.701        --        --        --        --        --        --
                No. of Units        --        --        --        --        --        --        --        --        --        --
ULTRA SHORT TERM BOND TRUST - SERIES II SHARES (units first credited 8-02-2010)
Contracts with no Optional Benefits
      Value at Start of Year    12.500        --        --        --        --        --        --        --        --        --
        Value at End of Year    12.418        --        --        --        --        --        --        --        --        --
     Wealthmark No. of Units     6,540        --        --        --        --        --        --        --        --        --
VALUE TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
      Value at Start of Year    16.758    12.071    20.734    21.183        --        --        --        --        --        --
        Value at End of Year    20.155    16.758    12.071    20.734        --        --        --        --        --        --
     Wealthmark No. of Units    39,137    36,616    43,739    46,938        --        --        --        --        --        --
  NY Wealthmark No. of Units     3,672     1,175        --        --        --        --        --        --        --        --
Wealthmark Contracts with EER
      Value at Start of Year    16.504    11.911    20.501    20.974        --        --        --        --        --        --
        Value at End of Year    19.809    16.504    11.911    20.501        --        --        --        --        --        --
                No. of Units       582       561       530       182        --        --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
      Value at Start of Year        --        --        --    20.818        --        --        --        --        --        --
        Value at End of Year        --        --        --    20.329        --        --        --        --        --        --
                No. of Units        --        --        --        --        --        --        --        --        --        --

[JOHN HANCOCK LOGO]

the future is yours(R)



                     To obtain a Wealthmark Variable Annuity


               Account Statement of Additional Information ("SAI")



                              Send this request to:



 FOR CONTRACTS ISSUED IN A STATE/JURISDICTION OTHER THAN THE STATE OF NEW YORK:


                                 Wealthmark SAI


                      John Hancock Annuities Service Center


                              Post Office Box 9505


                            Portsmouth, NH 03802-9505



                 FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK:


                                Wealthmark NY SAI


                      John Hancock Annuities Service Center


                              Post Office Box 9506


                            Portsmouth, NH 03802-9506


                                                           cut along dotted line
--------------------------------------------------------------------------------


Please send me a WEALTHMARK VARIABLE ANNUITY Statement of Additional Information dated
May 2, 2011, for



          [ ]     Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).



          [ ]     Contracts issued in the State of New York (Separate Account
          A).



Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.



Name  --------------------------------------------------------------------------



Address  -----------------------------------------------------------------------



City  ----------------------------------------- State ------- Zip --------------

                                    PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                               dated May 2, 2011


                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Statement of Additional Information
         John Hancock Life Insurance Company (U.S.A.) Separate Account H

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York as follows:


                     PROSPECTUSES ISSUED BY JOHN HANCOCK USA
           (to be read with this Statement of Additional Information)
                            Venture Variable Annuity
                           Venture 4 Variable Annuity
                          Venture III Variable Annuity
                        Venture Vantage Variable Annuity
                         Venture Vision Variable Annuity
                           Wealthmark Variable Annuity
                         Wealthmark ML3 Variable Annuity


You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK ANNUITIES SERVICE CENTER   MAILING ADDRESS
164 Corporate Drive                     Post Office Box 9505
Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9505
(800) 344-1029                          www.jhannuities.com


JHUSA SEP ACCT H SAI 05/11

                                Table of Contents

GENERAL INFORMATION AND HISTORY...........................................     1
ACCUMULATION UNIT VALUE TABLES............................................     1
SERVICES..................................................................     1
   Independent Registered Public Accounting Firm..........................     1
   Servicing Agent........................................................     1
   Principal Underwriter..................................................     1
   Special Compensation and Reimbursement Arrangements....................     2
STATE VARIATIONS REGARDING RECOGNITION OF SAME-SEX COUPLES................     5
QUALIFIED PLAN TYPES......................................................     6
LEGAL AND REGULATORY MATTERS..............................................    10
APPENDIX A: AUDITED FINANCIAL STATEMENTS..................................   A-1

                         General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("we," "us," "the Company," or "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. We also have an Annuities Service Center located at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("Manulife North America"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Separate Account and assumed all of Manulife North America's obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

Independent Registered Public Accounting Firm


The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Servicing Agent

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

     - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

     -    semimonthly commission statements;

     -    monthly summaries of agent production and daily transaction reports;

     -    semiannual statements for Contract Owners; and

     -    annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter


John Hancock Distributors, LLC ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2010, 2009, and 2008 were $369,132,052, $421,625,749, and $597,650,909, respectively.

Special Compensation and Reimbursement Arrangements


The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.


The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.


Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA,") (or their affiliated broker-dealers) that we are aware (as of December 31, 2010) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:


NAME OF FIRM

                                   DISTRIBUTOR


                            1st Global Capital Corp.
                        AIG - FSC Securities Corporation
                              AIG - SagePoint, Inc
                      American Porfolios Financial Services
                                AXA Advisors, LLC
                      Banc of America Investment Serv., Inc
                           Cadaret, Grant & Co., Inc.
                          Cambridge Investment Research
                            CCO Investment Servies Co.

                                   DISTRIBUTOR


                               Centaurus Financial
                         Citigroup Global Markets, Inc.
                               Comerica Securities
                         Commonwealth Financial Network
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                             Edward Jones Co., L.P.
                          Fifth Third Securities, Inc.
                             First Allied Securities
                               Founders Financial
                         Geneos Wealth Management, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments Inc.
                        Independent Financial Group, LLC
                    ING - Financial Network Investment Corp.
                  ING - Multi-Financial Securities Corporation
                    ING - PrimeVest Financial Services, Inc.
                             ING Financial Partners
                                Investacorp, Inc.
                                Investors Capital
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                              James T Borello & Co
                          Janney Montgomery Scott, LLC
                         John Hancock Financial Network
                          Key Investment Services, LLC
                           Lasalle St. Securities, LLC
                     Lincoln Financial Advisors Corporation
                       Lincoln Financial Securities Corp.
                               LPL Financial Corp.
                                   M & T Bank
                           M Holdings Securities, Inc.
                   Merrill Lynch, Pierce, Fenner & Smith, Inc.
                          MML Investors Services, Inc.
                       Money Concepts Capital Corporation
                            Morgan Keegan & Co., Inc.
                           Morgan Stanley & Co., Inc.
                                 Next Financial
                                 NFP Securities
                       NPH - Invest Financial Corporation
                    PAC - United Planners Financial Services
                            People's Securities, Inc.
                                ProEquities, Inc.
                            Raymond James Associates
                        Raymond James Financial Services
                             RBC Dain Capital, Inc.
                            Securities America, Inc.
                           Sigma Financial Corporation
                        Stifel, Nicolaus & Company, Inc.
                        SunTrust Investment Services Inc.
                        The Huntington Investment Company

                                   DISTRIBUTOR


                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                         Walnut Street Securities, Inc.
                          Wells Fargo Investments, LLC
                       Wells Fargo Sec. Financial Network
                        Wells Fargo Securities LLC, (ISG)
                        Wells Fargo Securities LLC, (PCG)
                        Woodbury Financial Services, Inc.


Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

           State Variations Regarding Recognition of Same-Sex Couples

The federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriages. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:


        STATE                  TYPE OF JURISDICTION                                   RELATED RULE
--------------------   -----------------------------------   --------------------------------------------------------------
     California               Domestic Partnership
      Colorado          Designated Beneficiary Agreements    May recognize spouses of civil unions from other jurisdictions
    Connecticut                 Same-Sex Marriage
District of Columbia          Domestic Partnership,
                                Same-Sex Marriage
       Hawaii          Reciprocal Beneficiary Relationship
      Illinois                     Civil Union
        Iowa                    Same-Sex Marriage
       Maine                  Domestic Partnerships
      Maryland                Domestic Partnership           Also recognizes spouses of same-sex marriages who were married in another jurisdiction
   Massachusetts                Same-Sex Marriage
       Nevada                 Domestic Partnership
   New Hampshire                Same-Sex Marriage
     New Jersey                   Civil Union,               Also recognizes spouses of civil unions who were married in
                              Domestic Partnership           another jurisdiction
      New York                         --                    Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction
       Oregon                 Domestic Partnership
    Rhode Island              Domestic Partnership           Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction
      Vermont                   Same-Sex Marriage
     Washington               Domestic Partnership
     Wisconsin                Domestic Partnerships


The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2) your state's regulations regarding civil unions and same-sex marriages.

                              Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities


Section 408 of the Internal Revenue Code ("Code") permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.


The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions


In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.



The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and the actuarial present value of other benefits provided under the Contract.


ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or


     -    a qualified first-time homebuyer distribution within the meaning of section 72(t) (2) (F) of the Code.



In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under section 457(b) of the Code.


If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA


You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or direct rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, and you ask us to withhold any amount to pay the tax on the conversion or rollover, we will treat the withholding as a contract withdrawal. The amount withheld could reduce the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. You may find it advantageous to pay the tax due on the conversion or rollover from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SIMPLE IRA PLANS


In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)


Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.


SECTION 403(B) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Qualified Plans

AVAILABILITY. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.


OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Plan Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.


ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.


We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan into a previously issued Contract used in a
Section 403(b) Qualified Plan. Provided that we receive the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.



In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.


WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.


These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). The exception for hardship distributions applies to actual elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.



Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age
59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)


LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: (1) that were issued prior to January 1, 2009; (2) that are not subject to Title 1 of ERISA, and (3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.


COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.



If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.


Restrictions Under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

     - termination of employment in all Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

CORPORATE AND SELF-EMPLOYED ("H.R.-10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS


Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish tax-favored retirement plans, commonly referred to as "H.R.-10" or "Keogh" plans, for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.


DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.


A section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).



When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.


                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                    APPENDIX A: Audited Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
John Hancock Life Insurance Company (U.S.A.)
For the Years Ended December 31, 2010, 2009, and 2008

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................   F-1
Audited Consolidated Financial Statements
   Consolidated Balance Sheets-
      As of December 31, 2010 and 2009...................................   F-2
   Consolidated Statements of Operations-
      For the Years Ended December 31, 2010, 2009, and 2008..............   F-4
   Consolidated Statements of Changes in Shareholder's
      Equity and Comprehensive Income (Loss)-
      For the Years Ended December 31, 2010, 2009, and 2008..............   F-5
   Consolidated Statements of Cash Flows-
      For the Years Ended December 31, 2010, 2009, and 2008..............   F-8
   Notes to Consolidated Financial Statements............................   F-10

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in shareholder's equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2010 the Company changed their method of accounting and reporting for variable interest entities, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, and in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach.


                                              /s/ Ernst & Young, LLP

Boston, Massachusetts
March 30, 2011

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                           CONSOLIDATED BALANCE SHEETS

                                                                      DECEMBER 31,
                                                                  -------------------
                                                                    2010       2009
                                                                  --------   --------
                                                                     (IN MILLIONS)
ASSETS
   Investments
   Fixed maturities:
      Available-for-sale--at fair value (amortized cost:
         2010--$60,956; 2009--$55,386) ........................   $ 62,402   $ 55,581
      Held-for-trading--at fair value (cost: 2010--$1,616;
         2009--$1,231) (includes variable interest entity
         assets, at fair value, of $401 and $0 at December 31,
         2010 and 2009, respectively) .........................      1,627      1,208
   Equity securities:
      Available-for-sale--at fair value (cost: 2010--$486;
         2009--$489) ..........................................        588        558
   Mortgage loans on real estate ..............................     13,343     12,623
   Investment real estate, agriculture, and timber ............      3,610      3,084
   Policy loans ...............................................      5,050      4,949
   Short-term investments .....................................      1,472      3,973
   Other invested assets ......................................      3,883      3,417
                                                                  --------   --------
         Total Investments ....................................     91,975     85,393
   Cash and cash equivalents (includes variable interest entity assets of $44 and $0 at December 31, 2010 and 2009,
      respectively) ...........................................      2,772      4,915
   Accrued investment income (includes variable interest entity assets of $6 and $0 at December 31, 2010 and 2009,
      respectively) ...........................................        974        896
   Goodwill ...................................................      1,453      3,053
   Value of business acquired .................................      1,959      2,171
   Deferred policy acquisition costs and deferred sales
      inducements .............................................     10,006      9,565
   Amounts due from and held for affiliates ...................      3,673      3,828
   Intangible assets ..........................................      1,285      1,294
   Reinsurance recoverable ....................................     10,910     10,171
   Derivative asset ...........................................      2,975      2,142
   Other assets ...............................................      2,044      2,035
   Separate account assets (includes variable interest entity assets of $116 and $106 at December 31, 2010 and 2009,
      respectively) ...........................................    136,002    122,466
                                                                  --------   --------
         TOTAL ASSETS .........................................   $266,028   $247,929
                                                                  ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                      DECEMBER 31,
                                                                  -------------------
                                                                    2010       2009
                                                                  --------   --------
                                                                     (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES
   Future policy benefits .....................................   $ 82,231   $ 78,478
   Policyholders' funds .......................................      8,308      9,125
   Unearned revenue ...........................................      2,600      2,615
   Unpaid claims and claim expense reserves ...................      1,292      1,303
   Policyholder dividends payable .............................        595        619
   Amounts due to affiliates ..................................      2,290      3,714
   Short-term debt ............................................          7          6
   Long-term debt (includes variable interest entity
     liabilities of $351 and $0 at December 31, 2010 and 2009,
     respectively) ............................................        838        484
   Consumer notes .............................................        966      1,205
   Current income tax payable .................................         21        232
   Deferred income tax liability ..............................      2,765      1,755
   Coinsurance funds withheld .................................      4,871      4,359
   Derivative liability (includes variable interest entity
      liabilities of $10 and $0 at December 31, 2010 and 2009,
      respectively) ...........................................      3,404      2,629
   Other liabilities (includes variable interest entity
      liabilities of $7 and $0 at December 31, 2010 and 2009,
      respectively) ...........................................      3,737      3,363
   Separate account liabilities (includes variable interest
      entity liabilities of $116 and $106 at December 31, 2010
      and 2009, respectively ..................................    136,002    122,466
                                                                  --------   --------
         Total Liabilities ....................................    249,927    232,353
COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS
   (NOTE 11)
SHAREHOLDER'S EQUITY
   Preferred stock ($1.00 par value; 50,000,000 shares
      authorized; 100,000 shares issued and outstanding at
      December 31, 2010 and 2009) .............................         --         --
   Common stock ($1.00 par value; 50,000,000 shares authorized;
      4,728,939 and 4,728,938 shares issued and outstanding at
      December 31, 2010 and 2009, respectively) ...............          5          5
   Additional paid-in capital .................................     12,776     12,427
   Retained earnings ..........................................      1,907      2,822
   Accumulated other comprehensive income .....................      1,168        129
                                                                  --------   --------
      Total John Hancock Life Insurance Company (U.S.A.)
         Shareholder's Equity .................................     15,856     15,383
   Noncontrolling interests ...................................        245        193
                                                                  --------   --------
      Total Shareholder's Equity ..............................     16,101     15,576
                                                                  --------   --------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ..............   $266,028   $247,929
                                                                  ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       YEARS ENDED DECEMBER 31,
                                                                     ---------------------------
                                                                       2010      2009      2008
                                                                     -------   -------   -------
                                                                            (IN MILLIONS)
REVENUES
   Premiums ......................................................   $ 3,922   $ 3,946   $    81
   Fee income ....................................................     3,759     3,561     3,427
   Net investment income .........................................     4,567     4,346     4,441
   Net realized investment and other gains (losses):
      Total other-than-temporary impairment losses ...............      (178)     (754)   (1,767)
      Portion of loss recognized in other comprehensive income ...        57        91        --
                                                                     -------   -------   -------
      Net impairment losses recognized in earnings ...............      (121)     (663)   (1,767)
      Other net realized investment and other gains (losses) .....       502    (1,174)    1,544
                                                                     -------   -------   -------
   Total net realized investment and other gains (losses) ........       381    (1,837)     (223)
   Other revenue .................................................        26        46        62
                                                                     -------   -------   -------
         Total revenues ..........................................    12,655    10,062     7,788
BENEFITS AND EXPENSES
   Benefits to policyholders .....................................     6,887     4,558     4,771
   Policyholder dividends ........................................       846       918       939
   Amortization of deferred policy acquisition costs, deferred
      sales inducements, and value of business acquired ..........       752     1,211      (336)
   Goodwill impairment ...........................................     1,600        --        --
   Other operating costs and expenses ............................     3,225     3,071     3,064
                                                                     -------   -------   -------
         Total benefits and expenses .............................    13,310     9,758     8,438
                                                                     -------   -------   -------
(Loss) income before income taxes ................................      (655)      304      (650)
Income tax expense (benefit) .....................................       222        (7)     (339)
                                                                     -------   -------   -------
Net (loss) income ................................................      (877)      311      (311)
Less: net income (loss) attributable to noncontrolling
   interests .....................................................        36       (16)       16
                                                                     -------   -------   -------
Net (loss) income attributable to John Hancock Life Insurance
   Company (U.S.A.) ..............................................   $  (913)  $   327   $  (327)
                                                                     =======   =======   =======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                     EQUITY AND COMPREHENSIVE INCOME (LOSS)

                                                                            TOTAL JOHN
                                                                           HANCOCK LIFE
                                                                             INSURANCE
                                                             ACCUMULATED      COMPANY
                                      ADDITIONAL                OTHER        (U.S.A.)                         TOTAL
                             CAPITAL    PAID-IN   RETAINED  COMPREHENSIVE  SHAREHOLDER'S  NONCONTROLLING  SHAREHOLDER'S  OUTSTANDING
                              STOCK     CAPITAL   EARNINGS  INCOME (LOSS)     EQUITY        INTERESTS         EQUITY        SHARES
                             -------  ----------  --------  -------------  -------------  --------------  -------------  -----------
                                                    (IN MILLIONS, EXCEPT FOR OUTSTANDING SHARES)                             (IN
                                                                                                                          THOUSANDS)
BALANCE AT JANUARY 1,
   2008 ...................    $ 5      $11,926    $ 3,046     $ 1,083       $16,060           $143          $16,203        4,829
Comprehensive (loss)
   income:
   Net (loss) income ......                           (327)                     (327)            16             (311)
      Other comprehensive
         loss, net of tax:
      Net unrealized
        investment losses..                                     (2,534)       (2,534)                         (2,534)
      Foreign currency
         translation
         adjustment .......                                        (23)          (23)                            (23)
      Pension and
         postretirement
         benefits:
         Change in prior
            service cost ..                                         (1)           (1)                             (1)
         Change in net
            actuarial
            loss ..........                                       (666)         (666)                           (666)
      Cash flow hedges ....                                      1,055         1,055                           1,055
                                                                             -------           ----          -------
Comprehensive (loss)
   income .................                                                   (2,496)            16           (2,480)
Adoption of ASC 825, fair
   value option for
   financial assets and
   financial liabilities ..                              7                         7                               7
Adoption of ASC 715,
   accounting for
   endorsement split-dollar
   life insurance
   arrangements ...........                             (1)                       (1)                             (1)
Share-based payments ......                   9                                    9                               9
Contributions from
   noncontrolling
   interests ..............                                                                      62               62
Distributions to
   noncontrolling interests                                                                     (38)             (38)
Capital contribution from
   Parent .................                 477                                  477                             477
Dividends paid to Parent ..                           (960)                     (960)                           (960)
                               ---      -------    -------     -------       -------           ----          -------        -----
BALANCE AT DECEMBER 31,
   2008 ......                 $ 5      $12,412    $ 1,765     $(1,086)      $13,096           $183          $13,279        4,829
                               ===      =======    =======     =======       =======           ====          =======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
              EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

                                                                            TOTAL JOHN
                                                                           HANCOCK LIFE
                                                                             INSURANCE
                                                             ACCUMULATED      COMPANY
                                      ADDITIONAL                OTHER        (U.S.A.)                         TOTAL
                             CAPITAL    PAID-IN   RETAINED  COMPREHENSIVE  SHAREHOLDER'S  NONCONTROLLING  SHAREHOLDER'S  OUTSTANDING
                              STOCK     CAPITAL   EARNINGS  INCOME (LOSS)     EQUITY        INTERESTS         EQUITY        SHARES
                             -------  ----------  --------  -------------  -------------  --------------  -------------  -----------
                                                    (IN MILLIONS, EXCEPT FOR OUTSTANDING SHARES)                             (IN
                                                                                                                          THOUSANDS)
BALANCE AT JANUARY 1,
   2009 ...................     $5      $12,412    $1,765      $(1,086)       $13,096          $183          $13,279        4,829
Comprehensive income
   (loss):
   Net income (loss) ......                           327                         327           (16)             311
      Other comprehensive
         income, net of
          tax:
      Net unrealized
         investment gains .                                      2,916          2,916                          2,916
      Foreign currency
         translation
         adjustment .......                                          5              5                              5
      Pension and
         postretirement
         benefits:
         Change in prior
            service cost ..                                         (2)            (2)                            (2)
         Change in net
            actuarial loss                                          60             60                             60
         Net unrealized
            gain on
            split-dollar
            life
            insurance
            benefit .......                                          2              2                              2
      Cash flow hedges ....                                     (1,005)        (1,005)                        (1,005)
                                                                              -------          ----          -------
Comprehensive income
   (loss) .................                                                     2,303           (16)           2,287
Adoption of ASC 320,
   recognition of
   other-than-temporary
   impairments ............                           730         (761)           (31)                           (31)
Share-based payments ......                   8                                     8                              8
Contributions from
   noncontrolling
   interests ..............                                                                      39               39
Distributions to
   noncontrolling
   interests ..............                                                                     (13)             (13)
Capital contribution from
   Parent .................                   7                                     7                              7
                                --      -------    ------      -------        -------          ----          -------        -----
BALANCE AT DECEMBER 31,
   2009 ...................     $5      $12,427    $2,822      $   129        $15,383          $193          $15,576        4,829
                                ==      =======    ======      =======        =======          ====          =======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
              EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

                                                                            TOTAL JOHN
                                                                           HANCOCK LIFE
                                                                             INSURANCE
                                                             ACCUMULATED      COMPANY
                                      ADDITIONAL                OTHER        (U.S.A.)                         TOTAL
                             CAPITAL    PAID-IN   RETAINED  COMPREHENSIVE  SHAREHOLDER'S  NONCONTROLLING  SHAREHOLDER'S  OUTSTANDING
                              STOCK     CAPITAL   EARNINGS  INCOME (LOSS)     EQUITY        INTERESTS         EQUITY        SHARES
                             -------  ----------  --------  -------------  -------------  --------------  -------------  -----------
                                                    (IN MILLIONS, EXCEPT FOR OUTSTANDING SHARES)                             (IN
                                                                                                                          THOUSANDS)
BALANCE AT JANUARY 1,
   2010 ...........             $5      $12,427    $2,822       $  129        $15,383          $ 193         $15,576        4,829
Comprehensive (loss)
   income:
   Net (loss) income ......                          (913)                       (913)            36            (877)
      Other comprehensive
         income, net of
         tax:
      Net unrealized
         investment gains .                                         776           776                            776
      Foreign currency
         translation
         adjustment .......                                         (53)          (53)                          (53)
      Pension and
         postretirement
         benefits:
         Change in prior
            service cost ..                                          (2)           (2)                           (2)
         Change in net
            actuarial loss                                            9             9                             9
         Net unrealized
            gain on
            split-dollar
            life insurance
            benefit .......                                           2             2                             2
      Cash flow hedges ....                                        (166)         (166)                         (166)
                                                                                -----                         -----
Comprehensive (loss)
   income .................                                                      (347)            36            (311)
Adoption of ASC 810,
   consolidation of
   variable interest
   entities ...............                            (2)                         (2)            45              43
Share-based payments ......                  12                                    12                             12
Contributions from
   noncontrolling
   interests ..............                                                                       23              23
Distributions to
   noncontrolling
   interests ..............                                                                      (52)            (52)
Transfer of certain pension
   and postretirement
   benefit plans to
   Parent .................                 (13)                   473            460                            460
Capital contribution from
   Parent .................                 350                                   350                            350
                                --      -------    ------       ------        -------          -----         -------        -----
BALANCE AT DECEMBER
   31, 2010 ...............     $5      $12,776    $1,907       $1,168        $15,856          $ 245         $16,101        4,829
                                ==      =======    ======       ======        =======          =====         =======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                              YEARS ENDED DECEMBER 31
                                                                          ------------------------------
                                                                            2010       2009       2008
                                                                          --------   --------   --------
                                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income .....................................................   $   (877)  $    311   $   (311)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
   Amortization of premiums and accretion of discounts associated
      with investments, net ...........................................        174        153        168
   Net realized investment and other (gains) losses ...................       (381)     1,837        223
   Amortization of deferred policy acquisition costs, deferred
      sales inducements, and value of business acquired ...............        752      1,211       (336)
   Capitalization of deferred policy acquisition costs and deferred
      sales inducements ...............................................     (1,240)    (1,642)    (2,009)
   Goodwill impairment ................................................      1,600         --         --
   Depreciation and amortization ......................................        132        134        129
   Net cash flows from trading securities .............................         73       (151)        46
   (Increase) decrease in accrued investment income ...................        (78)        17         12
   Decrease (increase) in other assets and other liabilities, net .....      1,224       (885)     2,030
   Increase (decrease) in policyholder liabilities and accruals, net ..      2,652       (143)     4,178
   Increase in deferred income taxes ..................................        447         29        114
                                                                          --------   --------   --------
Net cash provided by operating activities .............................      4,478        871      4,244
CASH FLOWS FROM INVESTING ACTIVITIES:
   Sales of:
      Fixed maturities ................................................     20,277     11,418     10,428
      Equity securities ...............................................      1,153      1,022        422
      Mortgage loans on real estate ...................................        961      1,782      1,771
      Investment real estate, agriculture, and timber .................         22          2          7
      Other invested assets ...........................................        377         71        884
   Maturities, prepayments, and scheduled redemptions of:
      Fixed maturities ................................................      2,149      2,101      2,318
      Mortgage loans on real estate ...................................        383        330        285
      Other invested assets ...........................................        233        234         --
   Purchases of:
      Fixed maturities ................................................    (27,481)   (14,722)   (12,491)
      Equity securities ...............................................     (1,118)      (733)      (288)
      Investment real estate, agriculture, and timber .................       (602)      (151)      (233)
      Other invested assets ...........................................     (1,031)      (578)    (1,056)
   Mortgage loans on real estate issued ...............................     (2,117)    (2,467)    (2,627)
   Issuance of notes receivable to affiliates .........................         --         --       (755)
   Net redemptions (purchases) of short-term investments ..............      2,501       (303)      (944)
   Other, net .........................................................       (783)       705        692
                                                                          --------   --------   --------
Net cash used in investing activities .................................     (5,076)    (1,289)    (1,587)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                         YEARS ENDED DECEMBER 31,
                                                                       ---------------------------
                                                                         2010      2009      2008
                                                                       -------   -------   -------
                                                                              (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contribution from Parent ................................   $   350   $     7   $   477
   Dividends paid to Parent ........................................        --        --      (500)
   (Decrease) increase in amounts due to affiliates ................    (1,254)    1,425      (964)
   Universal life and investment-type contract deposits ............     3,725     6,440     7,375
   Universal life and investment-type contract maturities and
      withdrawals ..................................................    (4,169)   (5,287)   (7,948)
   Net transfers from (to) separate accounts related to universal
      life and investment-type contracts ...........................         7    (1,486)   (1,918)
   Excess tax benefits related to share-based payments .............         5         8         2
   Repayments of consumer notes, net ...............................      (239)     (395)     (557)
   Issuance of short-term debt .....................................         2        --        --
   Repayments of short-term debt ...................................        (1)       --        --
   Issuance of long-term debt ......................................         2         1         2
   Repayments of long-term debt ....................................      (101)       --        (6)
   Unearned revenue on financial reinsurance .......................       112       (44)    1,592
   Net reinsurance recoverable .....................................       (23)     (186)     (125)
                                                                       -------   -------   -------
Net cash (used in) provided by financing activities ................    (1,584)      483    (2,570)
                                                                       -------   -------   -------
Net (decrease) increase in cash and cash equivalents ...............    (2,182)       65        87
Adoption of ASC 810, consolidation of variable interest entities ...        39        --        --
Cash and cash equivalents at beginning of year .....................     4,915     4,850     4,763
                                                                       -------   -------   -------
CASH AND CASH EQUIVALENTS AT END OF YEAR ...........................   $ 2,772   $ 4,915   $ 4,850
                                                                       =======   =======   =======
NON-CASH FINANCING ACTIVITIES DURING THE YEAR:
Transfer of certain pension and postretirement benefit plans
   to Parent .......................................................   $   (13)  $    --   $    --
Dividend of note receivable to Parent ..............................        --        --      (460)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS. John Hancock Life Insurance Company (U.S.A.) ("JHUSA" or the "Company") is a wholly-owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC ("JHHLLC"), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company's separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company ("JHLICO"), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), and John Hancock Variable Life Insurance Company ("JHVLICO"), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies' property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company's property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC ("MHDLLC"), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company's property and obligations became the property and obligations of JHHLLC.

BASIS OF PRESENTATION. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA's audited consolidated financial statements for the years ended December 31, 2009 and 2008, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP"), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities ("VIEs") in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 - Relationships with Variable Interest Entities.

RECLASSIFICATIONS. Certain prior year amounts have been reclassified to conform to the current year presentation.

INVESTMENTS. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. If foreclosure becomes probable, the measurement method used is based on the collateral's fair value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

DERIVATIVE FINANCIAL INSTRUMENTS. The Company uses derivative financial instruments ("derivatives") to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives embedded in other financial instruments ("host instruments"), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts recorded in accumulated other comprehensive income are reclassified to income in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

CASH AND CASH EQUIVALENTS. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS. On April 28, 2004 (the "acquisition date"), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired ("VOBA"), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company's Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs ("DAC") and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company's investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset's fair value is deemed to be less than its carrying value. For discussion regarding a goodwill impairment the Company recorded during 2010, see Note 15 -- Goodwill, Value of Business Acquired, and Other Intangible Assets.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

REINSURANCE. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

SEPARATE ACCOUNT ASSETS AND LIABILITIES. Separate account assets and liabilities reported on the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 35% and 38% of the Company's traditional life net insurance in-force at December 31, 2010 and 2009, respectively, and 77%, 81%, and 85% of the Company's traditional life net insurance premiums for the years ended December 31, 2010, 2009, and 2008, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders' funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances.

Components of policyholders' funds were as follows:

                                                               DECEMBER 31,
                                                             ---------------
                                                              2010     2009
                                                             ------   ------
                                                              (IN MILLIONS)
Participating pension contracts ..........................   $1,799   $1,976
Funding agreements .......................................    1,010    1,753
Guaranteed investment contracts ..........................      823      948
                                                             ------   ------
   Total liabilities for investment-type products ........    3,632    4,677
Individual and group annuities ...........................    2,225    2,124
Certain traditional life insurance policies and other ....    2,451    2,324
                                                             ------   ------
Total policyholders' funds ...............................   $8,308   $9,125
                                                             ======   ======

Funding agreements are purchased from the Company by special purpose entities ("SPEs"), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company's consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

POLICYHOLDER DIVIDENDS. Policyholder dividends for the closed blocks are approved annually by the Company's Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management's judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 -- Closed Blocks.

REVENUE RECOGNITION. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders' account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders' account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

SHARE-BASED PAYMENTS. The Company provides compensation to certain employees and directors in the form of stock options, deferred share units, restricted share units, and performance share units in MFC. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

Share-based compensation costs are recognized over the applicable vesting period, except where the employee is eligible to retire prior to a vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

INCOME TAXES. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

FOREIGN CURRENCY. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Financing Receivables

Effective December 31, 2010, the Company adopted Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses," which amends FASB Accounting Standards Codification(TM) ("ASC") Topic 310, "Receivables." ASU No. 2010-20 requires enhanced disclosures related to the allowance for credit losses and the credit quality of financing receivables, such as aging information and credit quality indicators. Most of the requirements are effective for the Company on December 31, 2010 with certain additional disclosures effective on December 31, 2011. Adoption of this guidance resulted in expanded disclosures related to the Company's financing receivables, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Derivative Instruments and Hedging Activities

Effective July 1, 2010, the Company adopted ASU No. 2010-11, "Derivatives and Hedging- Scope Exception Related to Embedded Credit Derivatives," which amends ASC Topic 815, "Derivatives and Hedging" ("ASC 815"). ASU No. 2010-11 clarifies the scope exception for embedded credit derivative features related to the transfer of credit risk created by the subordination of one financial instrument to another. The amendments address how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting at fair value. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities," which is now incorporated into ASC 815. This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, "Consolidation - Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities," which amends ASC Topic 810, "Consolidation" ("ASC 810").

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

     - A new concept of control - now defined as an entity's ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE's variability. This definition replaces the previous concept of "exposure to the majority of the VIE's variability" in determining when to consolidate another entity.

     - New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

     - A bright line test for removal rights over an entity's decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

     - Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

     - Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company also adopted ASU No. 2010-10, "Consolidation - Amendments for Certain Investment Funds," which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of ASC 810 resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company's Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51," which is now incorporated into ASC 810. ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder's equity on the Consolidated Balance Sheets, net income attributable to both the Company's interest and the noncontrolling interests is presented separately on the Consolidated Statements of Operations, and any changes in the Company's ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company's own stock. Deconsolidation typically results in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities," which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

Effective January 1, 2010, the Company adopted ASU No. 2009-16, "Accounting for Transfers of Financial Assets," which amends ASC Topic 860, "Transfers and Servicing" ("ASC 860"). ASC 860 focuses on securitization activity, and these amendments affect the transferor's derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 does not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 strengthens the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 requires that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These new requirements were applicable to transfers of financial assets occurring on or after January 1, 2010. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Fair Value Measurements

Effective January 1, 2010, the Company adopted ASU No. 2010-06, "Fair Value Measurements and Disclosures - Improving Disclosures about Fair Value Measurements," which amends ASC Topic 820, "Fair Value Measurements and Disclosures" ("ASC 820"). This guidance requires new disclosures about significant transfers between Level 1 and 2 measurement categories and clarifies existing fair value disclosures about the level of disaggregation and inputs and valuation techniques used to measure fair value. The guidance also requires separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which will be effective for the Company on January 1, 2011. Adoption of this guidance resulted in expanded disclosures related to fair value measurements, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Effective December 31, 2009, the Company adopted ASU No. 2009-12, "Fair Value Measurements and Disclosures - Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent)." This amendment to ASC 820 allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, "Measuring Liabilities at Fair Value." This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FSP No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly," which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active," which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP No. FAS 157-1, "Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13," which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, "Fair Value Measurements ("SFAS No. 157")," fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels ("Level 1, 2, and 3") with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets," which is now incorporated into ASC Topic 715, "Compensation - Retirement Benefits" ("ASC 715"). This guidance requires enhanced disclosures of the assets of the Company's pension and other postretirement benefit plans in

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

the Company's consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation Levels 1, 2, and 3, with roll forward of Level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company's pension and postretirement benefit plans, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 06-10, "Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements," which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, "Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements," which is now incorporated into ASC
715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the insurance depends on what the employer has effectively agreed to provide during the employee's retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

FASB Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles - a Replacement of FASB Statement No. 162," and ASU No. 2009-01, "Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 - The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles."

ASC Topic 105 establishes the FASB Accounting Standards Codification(TM) as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, "Subsequent Events," which is now incorporated into ASC Topic 855, "Subsequent Events." This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, "Subsequent Events," which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission ("SEC") to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company's Balance Sheets or Statements of Operations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, "Recognition and Presentation of Other-Than-Temporary Impairments," which is now incorporated into ASC Topic 320, "Investments - Debt and Equity Securities" ("ASC 320"). This new guidance removes the concept of "intent and ability to hold until recovery of value" associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company's impairment process, see Note 2 - Investments.

The Company's adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million,
(3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, "Amendments to the Impairment Guidance EITF Issue No. 99-20," which is now incorporated into ASC Topic 325, "Investments - Other" ("ASC 325"). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets," which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets ("ABS"), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities," which is now incorporated into ASC Topic 825, "Financial Instruments" ("ASC 825"). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

FUTURE ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Deferred Policy Acquisition Costs

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts," which amends ASC Topic 944, "Financial Services - Insurance" ("ASC 944"). ASU No. 2010-26 clarifies the costs that should be deferred when issuing and renewing insurance contracts and also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. This guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. ASU No. 2010-26 will be effective for the Company on January 1, 2012. The Company is currently evaluating the impact the adoption of this guidance will have on the Company's Consolidated Balance Sheets and Consolidated Statements of Operations.

Consolidated Financial Statements

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments," which amends ASC 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 will be effective for the Company on January 1, 2011. Adoption of this guidance will result in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities on January 1, 2011.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 2 -- INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The Company's investments in available-for-sale fixed maturities and equity securities are summarized below:

                                                                                 DECEMBER 31, 2010
                                                          --------------------------------------------------------------
                                                                                                                OTHER-
                                                                                                                THAN-
                                                                         GROSS       GROSS                    TEMPORARY
                                                          AMORTIZED   UNREALIZED   UNREALIZED                IMPAIRMENTS
                                                            COST         GAINS       LOSSES     FAIR VALUE   IN AOCI (2)
                                                          ---------   ----------   ----------   ----------   -----------
                                                                                    (IN MILLIONS)
FIXED MATURITIES AND EQUITY SECURITIES:
   Corporate debt securities ..........................    $39,259      $2,503       $  563       $41,199      $ (85)
   Commercial mortgage-backed securities ..............      4,211         156          120         4,247         --
   Residential mortgage-backed securities .............        684           2          226           460        (31)
   Collateralized debt obligations ....................        246          --          110           136         --
   Other asset-backed securities ......................        970          68            9         1,029         (1)
   U.S. Treasury securities and obligations of U.S.
      government corporations and agencies ............      8,176          55          390         7,841         --
   Obligations of states and political subdivisions....      4,079          60          112         4,027         --
   Debt securities issued by foreign governments ......      1,399         139            7         1,531         --
                                                           -------      ------       ------       -------      -----
   Fixed maturities ...................................     59,024       2,983        1,537        60,470       (117)
   Other fixed maturities (1) .........................      1,932          --           --         1,932         --
                                                           -------      ------       ------       -------      -----
   Total fixed maturities available-for-sale ..........     60,956       2,983        1,537        62,402       (117)
   Equity securities available-for-sale ...............        486         107            5           588         --
                                                           -------      ------       ------       -------      -----
   Total fixed maturities and equity securities
      available-for-sale ..............................    $61,442      $3,090       $1,542       $62,990      $(117)
                                                           =======      ======       ======       =======      =====

(1) The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

(2) Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income ("AOCI"), which were not included in earnings.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                 DECEMBER 31, 2009
                                                          --------------------------------------------------------------
                                                                                                                OTHER-
                                                                                                                THAN-
                                                                         GROSS       GROSS                    TEMPORARY
                                                          AMORTIZED   UNREALIZED   UNREALIZED                IMPAIRMENTS
                                                            COST         GAINS       LOSSES     FAIR VALUE   IN AOCI (2)
                                                          ---------   ----------   ----------   ----------   -----------
                                                                                    (IN MILLIONS)
FIXED MATURITIES AND EQUITY SECURITIES:
   Corporate debt securities ..........................    $41,667      $1,803       $  965       $42,505       $ (98)
   Commercial mortgage-backed securities ..............      4,643          69          238         4,474          (1)
   Residential mortgage-backed securities .............        843           1          368           476          (8)
   Collateralized debt obligations ....................        291          --          156           135          (1)
   Other asset-backed securities ......................      1,238          41           37         1,242          --
   U.S. Treasury securities and obligations of U.S.
      government corporations and agencies ............      1,945          40           17         1,968          --
   Obligations of states and political subdivisions....      1,533          11           53         1,491          --
   Debt securities issued by foreign governments ......      1,214          98           34         1,278          --
                                                           -------      ------       ------       -------       -----
   Fixed maturities ...................................     53,374       2,063        1,868        53,569        (108)
   Other fixed maturities (1) .........................      2,012          --           --         2,012          --
                                                           -------      ------       ------       -------       -----
   Total fixed maturities available-for-sale ..........     55,386       2,063        1,868        55,581        (108)
   Equity securities available-for-sale ...............        489          77            8           558          --
                                                           -------      ------       ------       -------       -----
   Total fixed maturities and equity securities
      available-for-sale ..............................    $55,875      $2,140       $1,876       $56,139       $(108)
                                                           =======      ======       ======       =======       =====

(1) The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

(2) Represents the amount of other-than-temporary impairment losses in AOCI, which from the date of adoption of ASC 320 on April 1, 2009 were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2010, by contractual maturity, are shown below:

                                                    AMORTIZED    FAIR
                                                      COST       VALUE
                                                    ---------   -------
                                                      (IN MILLIONS)
FIXED MATURITIES:
Due in one year or less .........................    $ 2,255    $ 2,280
Due after one year through five years ...........     10,788     11,237
Due after five years through ten years ..........     11,148     11,813
Due after ten years .............................     28,722     29,268
                                                     -------    -------
                                                      52,913     54,598
Asset-backed and mortgage-backed securities .....      6,111      5,872
                                                     -------    -------
   Total ........................................    $59,024    $60,470
                                                     =======    =======

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

FIXED MATURITIES AND EQUITY SECURITIES IMPAIRMENT REVIEW

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security's amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company's investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

CREDIT LOSSES ON AVAILABLE-FOR-SALE FIXED MATURITIES:
(IN MILLIONS)

Balance at January 1, 2010 ............................................   $ 361
Additions:
Credit losses for which an other-than-temporary impairment was
   not previously recognized ..........................................      93
Credit losses for which an other-than-temporary impairment was
   previously recognized ..............................................      10
Deletions:
Amounts related to sold, matured, or paid down available-for-sale
   fixed maturities ...................................................     (65)
                                                                          -----
Balance at December 31, 2010 ..........................................   $ 399
                                                                          =====
Balance at January 1, 2009 ............................................   $  --
Additions:
Credit losses remaining in retained earnings related to adoption
   of new authoritative guidance on April 1, 2009  ....................     726
Credit losses for which an other-than-temporary impairment was
   not previously recognized ..........................................     159
Credit losses for which an other-than-temporary impairment was
   previously recognized ..............................................      15
Deletions:
Amounts related to sold, matured, or paid down available-for-sale
   fixed maturities ...................................................    (539)
                                                                          -----
Balance at December 31, 2009 ..........................................   $ 361
                                                                          =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

      UNREALIZED LOSSES ON AVAILABLE-FOR-SALE FIXED MATURITY SECURITIES AND
                     EQUITY SECURITIES -- BY INVESTMENT AGE

                                                                YEAR ENDED DECEMBER 31, 2010
                                            ---------------------------------------------------------------------
                                              LESS THAN 12 MONTHS     12 MONTHS OR MORE             TOTAL
                                            ---------------------   ---------------------   ---------------------
                                            CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                              VALUE      LOSSES       VALUE      LOSSES      VALUE      LOSSES
                                            --------   ----------   --------   ----------   --------   ----------
                                                                        (IN MILLIONS)
Corporate debt securities ...............   $ 4,729       $173       $3,345       $390      $ 8,074     $  563
Commercial mortgage-backed securities....       269         15          448        105          717        120
Residential mortgage-backed securities...        --         --          409        226          409        226
Collateralized debt obligations .........        --         --          135        110          135        110
Other asset-backed securities ...........        72          2          140          7          212          9
U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies ............     5,924        390           --         --        5,924        390
Obligations of states and political
   subdivisions .........................     1,983         92          133         20        2,116        112
Debt securities issued by foreign
   governments ..........................        86          1           56          6          142          7
                                            -------       ----       ------       ----      -------     ------
Total fixed maturities available-for-
   sale .................................    13,063        673        4,666        864       17,729      1,537
Equity securities available-for-sale             70          3           28          2           98          5
                                            -------       ----       ------       ----      -------     ------
Total ...................................   $13,133       $676       $4,694       $866      $17,827     $1,542
                                            =======       ====       ======       ====      =======     ======

                                                                YEAR ENDED DECEMBER 31, 2009
                                         ------------------------------------------------------------------------
                                           LESS THAN 12 MONTHS        12 MONTHS OR MORE             TOTAL
                                         ------------------------   ---------------------   ---------------------
                                            CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                              VALUE      LOSSES       VALUE      LOSSES      VALUE       LOSSES
                                            --------   ----------   --------   ----------   --------   ----------
                                                                        (IN MILLIONS)
Corporate debt securities................   $ 6,358       $235       $6,167       $  730    $12,525     $  965
Commercial mortgage-backed securities....       772         38          946          200      1,718        238
Residential mortgage-backed securities...       194        147          275          221        469        368
Collateralized debt obligations..........         5          1          103          155        108        156
Other asset-backed securities............       199          7          325           30        524         37
U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies.............     1,155         17           --           --      1,155         17
Obligations of states and political
   subdivisions..........................     1,148         50           23            3      1,171         53
Debt securities issued by foreign
   governments...........................       335         12           67           22        402         34
                                            -------       ----       ------       ------    -------     ------
Total fixed maturities available-for-
   sale..................................    10,166        507        7,906        1,361     18,072      1,868
Equity securities available-for-sale.....        40          3           58            5         98          8
                                            -------       ----       ------       ------    -------     ------
Total....................................   $10,206       $510       $7,964       $1,366    $18,170     $1,876
                                            =======       ====       ======       ======    =======     ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 2 -- INVESTMENTS - (CONTINUED)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $464 million at December 31, 2010 from $606 million at December 31, 2009.

At December 31, 2010 and 2009, there were 1,138 and 1,545 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,537 million and $1,868 million, respectively, of which the single largest unrealized loss was $198 million and $24 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2010 and 2009, there were 88 and 141 equity securities with an aggregate gross unrealized loss of $5 million and $8 million, respectively, of which the single largest unrealized loss was $1 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $436 million were non-income producing for the year ended December 31, 2010. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2010.

SECURITIES LENDING

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2010 and 2009, but there were no securities on loan and no collateral held as of December 31, 2010 and 2009. The Company maintains collateral at a level of at least 102% of the loaned securities' market value and monitors the market value of the loaned securities on a daily basis.

ASSETS ON DEPOSIT

As of December 31, 2010 and 2009, fixed maturity securities with a fair value of $34 million and $50 million, respectively, were on deposit with government authorities as required by law.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2010, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

COLLATERAL                                   CARRYING
PROPERTY TYPE                                 AMOUNT
-------------                              -------------
                                           (IN MILLIONS)
Apartments..............................      $ 1,789
Industrial..............................        1,828
Office buildings........................        3,756
Retail..................................        3,370
Mixed use...............................          174
Agricultural............................          670
Agri business...........................        1,026
Other...................................          764
Provision for losses....................          (34)
                                              -------
Total...................................      $13,343
                                              =======

GEOGRAPHIC                                   CARRYING
CONCENTRATION                                 AMOUNT
-------------                              -------------
                                           (IN MILLIONS)
East North Central......................      $ 1,296
East South Central......................          211
Middle Atlantic.........................        2,304
Mountain................................          898
New England.............................        1,026
Pacific.................................        3,492
South Atlantic..........................        2,523
West North Central......................          514
West South Central......................          910
Canada/Other............................          203
Provision for losses....................          (34)
                                              -------
Total...................................      $13,343
                                              =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower's ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

                                         BALANCE AT                                              BALANCE AT
                                         BEGINNING                             CHARGE-OFFS AND     END OF
                                         OF PERIOD    ADDITIONS   RECOVERIES      DISPOSALS        PERIOD
                                         ---------    ---------   ----------   ---------------   ----------
                                                                  (IN MILLIONS)
Year ended December 31, 2010 .........     $42          $38          $ 5            $41             $34
Year ended December 31, 2009 .........      29           36           --             23              42
Year ended December 31, 2008 .........      17           15           --              3              29

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery.

Mortgage loans with a carrying value of $81 million were non-income producing for the year ended December 31, 2010. Mortgage loans with a carrying value of $81 million were on nonaccrual status at December 31, 2010. At December 31, 2010, mortgage loans with a carrying value of $4 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

                                                                             DECEMBER 31,
                                                                           ---------------
                                                                           2010       2009
                                                                           ----       ----
                                                                            (IN MILLIONS)
Impaired mortgage loans on real estate with provision for losses......     $115       $150
Allowance for credit losses...........................................      (34)       (42)
                                                                           ----       ----
Net impaired mortgage loans on real estate............................     $ 81       $108
                                                                           ====       ====

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                                          --------------------------
                                                                          2010       2009       2008
                                                                          ----       ----       ----
                                                                                  (IN MILLIONS)
Average recorded investment in impaired loans.........................    $130       $113       $60
Interest income recognized on impaired loans..........................      --         --        --

For mortgage loans, the Company develops an internal risk rating ("IRR") by utilizing the Mortgage Risk Rating System. The IRR is a designated grade that measures the riskiness of expected loss. These ratings are updated on a quarterly basis.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The carrying value of mortgage loans by IRR was as follows:

                                 DECEMBER 31,
                              ------------------
                                2010       2009
                              -------    -------
                                 (IN MILLIONS)
AAA........................   $   116    $    93
AA.........................     1,335      1,502
A..........................     2,523      2,435
BBB........................     8,488      7,770
BB.........................       570        527
B & Lower and Unrated......       311        296
                              -------    -------
Total......................   $13,343    $12,623
                              =======    =======

INVESTMENT REAL ESTATE, AGRICULTURE, AND TIMBER

Investment real estate, agriculture, and timber of $128 million was non-income producing for the year ended December 31, 2010. Depreciation expense on investment real estate, agriculture, and timber was $63 million, $53 million, and $51 million in 2010, 2009, and 2008, respectively. Accumulated depreciation was $467 million and $413 million at December 31, 2010 and 2009, respectively.

OTHER INVESTED ASSETS

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $3,571 million and $3,059 million at December 31, 2010 and 2009, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $199 million, $78 million, and $(4) million in 2010, 2009, and 2008, respectively. Total combined assets of such investments were $46,563 million and $34,412 million (consisting primarily of investments) and total combined liabilities were $14,546 million and $9,960 million (including $8,911 million and $6,539 million of debt) at December 31, 2010 and 2009, respectively. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT AND OTHER LOSSES

The following information summarizes the components of net investment income and net realized investment and other losses:

                                                                  YEARS ENDED DECEMBER 31,
                                                            -----------------------------------
                                                               2010        2009          2008
                                                            ----------   ----------   ---------
                                                                       (IN MILLIONS)
NET INVESTMENT INCOME
   Fixed maturities......................................     $3,273       $3,333      $3,286
   Equity securities.....................................          9           31          56
   Mortgage loans on real estate.........................        766          739         714
   Investment real estate, agriculture, and timber.......        171          146         155
   Policy loans..........................................        326          332         322
   Short-term investments................................         12           27         182
   Equity method investments and other...................        279           15          (8)
                                                              ------       ------      ------
   Gross investment income...............................      4,836        4,623       4,707
      Less investment expenses...........................        269          277         266
                                                              ------       ------      ------
Net investment income (1)................................     $4,567       $4,346      $4,441
                                                              ======       ======      ======

                                                                  YEARS ENDED DECEMBER 31,
                                                            -----------------------------------
                                                               2010        2009          2008
                                                            ----------   ----------   ---------
                                                                       (IN MILLIONS)
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES)
   Fixed maturities......................................     $ 821       $  (180)     $(1,577)
   Equity securities.....................................        37           (59)        (129)
   Mortgage loans on real estate.........................       (62)          (83)         (23)
   Derivatives and other invested assets.................      (332)       (1,366)       1,317
   Amounts credited to participating contract holders....       (83)         (149)         189
                                                              -----       -------      -------
Net realized investment and other gains (losses) (1).....     $ 381       $(1,837)     $  (223)
                                                              =====       =======      =======

(1) Includes net investment income and net realized investment and other gains (losses) on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 - Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(18) million, $(107) million, and $216 million is included in net realized investment and other gains (losses) for the years ended December 31, 2010, 2009, and 2008, respectively.

For 2010, 2009, and 2008, net investment income passed through to participating contract holders as interest credited to policyholders' account balances amounted to $106 million, $111 million, and $138 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $774 million, $363 million, and $352 million for the years ended December 31, 2010, 2009, and 2008, respectively, and gross losses were realized on the sale of available-for-sale securities of $194 million, $131 million, and $30 million for the years ended December 31, 2010, 2009, and 2008, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $115 million, $663 million, and $1,767 million for the years ended December 31, 2010, 2009, and 2008, respectively, were recognized in the Consolidated Statements of Operations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 3 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities ("VIEs").

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity's economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company's analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company's contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

CONSOLIDATED VARIABLE INTEREST ENTITIES

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company's financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

                                                            DECEMBER 31,
                                        -----------------------------------------------------
                                                  2010                        2009
                                        ------------------------   --------------------------
                                          TOTAL         TOTAL         TOTAL         TOTAL
                                          ASSETS     LIABILITIES     ASSETS      LIABILITIES
                                          ------     -----------     ------      -----------
                                                            (IN MILLIONS)
Collateralized debt obligations (1)..      $451          $368          $ --          $ --
Timber funds (2).....................       116           116           106           106
                                           ----          ----          ----          ----
Total................................      $567          $484          $106          $106
                                           ====          ====          ====          ====

(1) As discussed in Note 1, upon adoption of ASC 810 effective January 1, 2010, the Company consolidated certain asset-backed investment vehicles, commonly known as collateralized debt obligations ("CDOs"), which were previously reported in the unconsolidated VIE table below. The Company is considered to be the primary beneficiary of the CDOs as it provides investment management services, earns a fee for those services, and also holds investments in the entities. At December 31, 2010, these entities held total assets of $451 million, consisting of $401 million of securities classified by the Company as held-for-trading fixed maturities, $44 million of cash, and $6 million of accrued investment income. These entities held total liabilities of $368 million, consisting of $351 million of long-term debt, $10 million of derivative liabilities, and $7 million of other liabilities. See the table below for further discussion regarding CDOs.

(2) The Company's separate accounts are considered to be the primary beneficiary of certain timberland VIEs, as discussed further below. The Company consolidates the noncontrolling interests in these VIEs within separate account assets and separate account liabilities on the Consolidated Balance Sheets.

SIGNIFICANT VARIABLE INTERESTS IN UNCONSOLIDATED VARIABLE INTEREST ENTITIES

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                         DECEMBER 31,
                                        ------------------------------------------
                                                             2010
                                        ------------------------------------------
                                                                         MAXIMUM
                                                        INVESTMENT     EXPOSURE TO
                                        TOTAL ASSETS       (1)            LOSS (2)
                                        ------------    ----------     -----------
                                                        (IN MILLIONS)
Collateralized debt obligations (3)..      $1,033          $ --             $ --
Real estate limited
   partnerships (4)..................       1,307           441              455
Timber funds (5).....................       1,748           106              143
                                           ------          ----             ----
Total................................      $4,088          $547             $598
                                           ======          ====             ====

                                                           DECEMBER 31,
                                        --------------------------------------------
                                                               2009
                                        --------------------------------------------
                                                                           MAXIMUM
                                                         INVESTMENT      EXPOSURE TO
                                        TOTAL ASSETS        (1)           LOSS (2)
                                        ------------     ----------      -----------
                                                          (IN MILLIONS)
Collateralized debt obligations (3)..      $1,431           $ 27             $ 27
Real estate limited
   partnerships (4)..................       1,166            466              522
Timber funds (5).....................       1,583             80               83
                                           ------           ----             ----
Total................................      $4,180           $573             $632
                                           ======           ====             ====

(1) The Company's investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.

(2) The maximum exposure to loss related to CDOs is limited to the investment reported on the Company's Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company's investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.

(3) The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.

(4) Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships' management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.

(5) The Company acts as investment manager for the VIEs owning the timberland properties (the "timber funds"), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS

TYPES OF DERIVATIVES AND DERIVATIVE STRATEGIES

INTEREST RATE CONTRACTS. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

FOREIGN CURRENCY CONTRACTS. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

EQUITY MARKET CONTRACTS. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

                                                                   DECEMBER 31, 2010                  DECEMBER 31, 2009
                                                           ----------------------------------  ------------------------------
                                                                        FAIR       FAIR                   FAIR       FAIR
                                                           NOTIONAL     VALUE      VALUE      NOTIONAL    VALUE      VALUE
                                                            AMOUNT     ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                                           --------    ------   -----------   --------   ------   -----------
                                                                                      (IN MILLIONS)
QUALIFYING HEDGING RELATIONSHIPS
Fair value hedges  Interest rate swaps..................    $11,995    $  433      $  709      $14,922   $  402      $  752
                   Foreign currency swaps...............      1,017        53         223          883       --         253

Cash flow hedges   Interest rate swaps..................     18,467     1,337         540       12,961      912          66
                   Foreign currency swaps...............      1,861        29         189          629        4         122
                   Foreign currency forwards............        140        29          --          266       43          --
                   Equity market contracts..............         20         1           1           38        8          --
                                                            -------    ------      ------      -------   ------      ------
TOTAL DERIVATIVES IN HEDGING RELATIONSHIPS..............    $33,500    $1,882      $1,662      $29,699   $1,369      $1,193
                                                            -------    ------      ------      -------   ------      ------
NON-HEDGING RELATIONSHIPS
                   Interest rate swaps..................    $38,111    $  951      $  915      $22,535   $  526      $  500
                   Interest rate futures................      1,598        --          --          407       --          --
                   Foreign currency swaps...............      1,660       128         166        4,461      238         319
                   Foreign currency forwards............        134         4          --          115       --           1
                   Foreign currency futures.............      1,100        --          --          278       --          --
                   Equity market contracts..............         31         3           1           --       --          --
                   Equity index futures.................      4,954        --          --        1,030       --          --
                   Interest rate options................        181        --          --          287        1          --
                   Embedded derivatives - fixed
                      maturities........................         --        --          --           86       --           2
                   Embedded derivatives - reinsurance
                      contracts.........................         --         7         660           --        8         614
                   Embedded derivatives - participating
                      pension contracts (1).............         --        --          98           --       --          71
                   Embedded derivatives - benefit
                      guarantees (1)....................         --     1,497         456           --    1,703         640
                                                            -------    ------      ------      -------   ------      ------
TOTAL DERIVATIVES IN NON-HEDGING RELATIONSHIPS..........     47,769     2,590       2,296       29,199    2,476       2,147
                                                            -------    ------      ------      -------   ------      ------
TOTAL DERIVATIVES (2)...................................    $81,269    $4,472      $3,958      $58,898   $3,845      $3,340
                                                            =======    ======      ======      =======   ======      ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(1) Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2) The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

HEDGING RELATIONSHIPS

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

FAIR VALUE HEDGES. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2010, 2009, and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2010, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

FOR THE YEAR ENDED DECEMBER 31, 2010
-----------------------------------------------------------------------------------------------------------
                                HEDGED ITEMS IN FAIR      GAINS (LOSSES)   GAINS (LOSSES)
 DERIVATIVES IN FAIR VALUE          VALUE HEDGING         RECOGNIZED ON    RECOGNIZED FOR   INEFFECTIVENESS
   HEDGING RELATIONSHIPS            RELATIONSHIPS          DERIVATIVES      HEDGED ITEMS       RECOGNIZED
--------------------------   --------------------------   --------------   --------------   ---------------
                                                                            (IN MILLIONS)
Interest rate swaps          Fixed-rate assets.........        $(70)            $157             $ 87
                             Fixed-rate liabilities....          62              (64)              (2)
Foreign currency swaps       Fixed-rate assets.........         (73)             111               38
                                                               ----             ----             ----
Total                                                          $(81)            $204             $123
                                                               ====             ====             ====

FOR THE YEAR ENDED DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------
                                HEDGED ITEMS IN FAIR      GAINS (LOSSES)   GAINS (LOSSES)
 DERIVATIVES IN FAIR VALUE          VALUE HEDGING         RECOGNIZED ON    RECOGNIZED FOR   INEFFECTIVENESS
   HEDGING RELATIONSHIPS            RELATIONSHIPS          DERIVATIVES      HEDGED ITEMS       RECOGNIZED
--------------------------   --------------------------   --------------   --------------   ---------------
                                                                            (IN MILLIONS)
Interest rate swaps          Fixed-rate assets.........       $ 470            $(348)           $122
                             Fixed-rate liabilities....        (310)             263             (47)
Foreign currency swaps       Fixed-rate assets.........          90              (83)              7
                                                              -----            -----            ----
Total                                                         $ 250            $(168)           $ 82
                                                              =====            =====            ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS - (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------
                                HEDGED ITEMS IN FAIR      GAINS (LOSSES)   GAINS (LOSSES)
 DERIVATIVES IN FAIR VALUE          VALUE HEDGING         RECOGNIZED ON    RECOGNIZED FOR   INEFFECTIVENESS
   HEDGING RELATIONSHIPS            RELATIONSHIPS          DERIVATIVES      HEDGED ITEMS       RECOGNIZED
--------------------------   --------------------------   --------------   --------------   ---------------
                                                                            (IN MILLIONS)
Interest rate swaps          Fixed-rate assets.........       $(657)           $ 684             $ 27
                             Fixed-rate liabilities....         220             (272)             (52)

Foreign currency swaps       Fixed-rate assets.........        (114)              92              (22)
                                                              -----            -----             ----
Total                                                         $(551)           $ 504             $(47)
                                                              =====            =====             ====

CASH FLOW HEDGES. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2010 and 2009, all of the Company's hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2010 and 2009, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder's Equity:

FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------
                                                                                  GAINS RECLASSIFIED    INEFFECTIVENESS
                                                                                  FROM AOCI INTO NET   RECOGNIZED IN NET
                                                             GAINS (LOSSES)      REALIZED INVESTMENT       REALIZED
                                                           DEFERRED IN AOCI ON     AND OTHER GAINS      INVESTMENT AND
 DERIVATIVES IN CASH FLOW     HEDGED ITEMS IN CASH FLOW    DERIVATIVES (NET OF         (LOSSES)           OTHER GAINS
   HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS             TAX)               (NET OF TAX)          (LOSSES)
-------------------------   ----------------------------   -------------------   -------------------   -----------------
                                                                                    (IN MILLIONS)
Interest rate swaps         Forecasted fixed-rate
                            assets......................         $ 48                  $(129)                 $ 3
                            Inflation indexed
                            liabilities.................          (43)                    --                   --
Foreign currency swaps      Fixed-rate assets...........          (25)                    --                   --
                            Floating rate assets........           (4)                    --                   --
Foreign currency forwards   Forecasted expenses.........           (9)                    --                   --
                            Foreign currency assets.....           (1)                    --                   --
Equity market contracts     Stock-based compensation ...           (3)                    --                   --
                                                                 ----                  -----                  ---
Total                                                            $(37)                 $(129)                 $ 3
                                                                 ====                  =====                  ===

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------
                                                                                  GAINS RECLASSIFIED    INEFFECTIVENESS
                                                                                  FROM AOCI INTO NET   RECOGNIZED IN NET
                                                             GAINS (LOSSES)      REALIZED INVESTMENT       REALIZED
                                                           DEFERRED IN AOCI ON     AND OTHER GAINS      INVESTMENT AND
 DERIVATIVES IN CASH FLOW     HEDGED ITEMS IN CASH FLOW    DERIVATIVES (NET OF         (LOSSES)           OTHER GAINS
   HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS             TAX)               (NET OF TAX)          (LOSSES)
-------------------------   ----------------------------   -------------------   -------------------   -----------------
                                                                                    (IN MILLIONS)
Interest rate swaps         Floating rate assets........         $   (23)                 $--                $--
                            Forecasted fixed--rate
                            assets......................          (1,082)                  (5)                (17)
                            Inflation indexed
                            liabilities.................             108                   --                  --
Foreign currency swaps      Fixed--rate assets..........             (35)                  --                  --
Foreign currency forwards   Forecasted expenses.........              28                   --                  --
Equity market contracts     Stock--based compensation ..               4                   --                  --
                                                                 -------                  ---                ----
Total                                                            $(1,000)                 $(5)               $(17)
                                                                 =======                  ===                ====


FOR THE YEAR ENDED DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------
                                                                                  GAINS RECLASSIFIED    INEFFECTIVENESS
                                                                                  FROM AOCI INTO NET   RECOGNIZED IN NET
                                                             GAINS (LOSSES)      REALIZED INVESTMENT       REALIZED
                                                           DEFERRED IN AOCI ON     AND OTHER GAINS      INVESTMENT AND
 DERIVATIVES IN CASH FLOW     HEDGED ITEMS IN CASH FLOW    DERIVATIVES (NET OF         (LOSSES)           OTHER GAINS
   HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS             TAX)               (NET OF TAX)          (LOSSES)
-------------------------   ----------------------------   -------------------   -------------------   -----------------
                                                                                    (IN MILLIONS)
Interest rate swaps         Floating rate assets........        $   37                   $ --                $--
                            Forecasted fixed-rate
                            assets......................         1,118                    (31)                30
                            Inflation indexed
                            liabilities.................           (73)                    --                 --
Foreign currency swaps      Fixed-rate assets...........             5                     --                 --
Equity market contracts     Stock-based compensation ...            (1)                    --                 --
                                                                ------                   ----                ---
Total                                                           $1,086                   $(31)               $30
                                                                ======                   ====                ===

The Company anticipates that pre-tax net gains of approximately $41 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 36 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see
Note 12 - Shareholder's Equity.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum death benefit ("GMDB"). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor's 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company's overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2010, 2009, and 2008, net losses of $709 million, net losses of $2,679 million, and net gains of $2,901 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

FOR THE YEARS ENDED DECEMBER 31,                          2010     2009      2008
--------------------------------                         -----   -------   -------
                                                               (IN MILLIONS)
NON-HEDGING RELATIONSHIPS
   Investment (losses) gains:
      Interest rate swaps ............................   $ 145   $  (906)  $   818
      Interest rate futures ..........................     (56)        3       (28)
      Interest rate options ..........................      (1)        4        --
      Foreign currency swaps .........................     (68)     (121)       31
      Foreign currency forwards ......................      22        18       (28)
      Foreign currency futures .......................     (18)      (24)       (2)
      Embedded derivatives ...........................     (93)   (1,390)    1,944
      Equity market contracts ........................      12        30       (25)
      Equity index futures ...........................    (652)     (293)      191
                                                         -----   -------   -------
TOTAL INVESTMENT (LOSSES) GAINS FROM DERIVATIVES IN
   NON-HEDGING RELATIONSHIPS .........................   $(709)  $(2,679)  $ 2,901
                                                         =====   =======   =======

EMBEDDED DERIVATIVES. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company's embedded derivatives, see Note 14 - Fair Value of Financial Instruments.

CREDIT RISK. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company's derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company's derivative usage is required. As of December 31, 2010 and 2009, the Company had accepted collateral consisting of various securities with a fair value of $824 million and $861 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2010 and 2009, the Company pledged collateral of $690 million and $598 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

NOTE 5 -- INCOME TAXES

Prior to 2010, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC included JHUSA and JHHLLC included JHLICO and JHVLICO. For the 2010 tax year, the Company is included in the consolidated federal income tax return of JHHLLC with the following affiliates and wholly-owned subsidiaries: MIC, Manulife Reinsurance Limited, Manulife Reinsurance (Bermuda) Limited, Manulife Service Corporation, John Hancock International Holdings, Inc., John Hancock Life Insurance Company of New York ("JHNY"), and John Hancock Subsidiaries LLC.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

(Loss) income before income taxes includes the following:

                                           YEARS ENDED
                                           DECEMBER 31,
                                       --------------------
                                        2010   2009    2008
                                       -----   ----   -----
                                           (IN MILLIONS)
Domestic ...........................   $(669)  $290   $(670)
Foreign ............................      14     14      20
                                       -----   ----   -----
(Loss) income before income taxes ..   $(655)  $304   $(650)
                                       =====   ====   =====

The components of income taxes were as follows:

                                            YEARS ENDED
                                            DECEMBER 31,
                                        --------------------
                                         2010   2009    2008
                                        -----   ----   -----
                                            (IN MILLIONS)
Current taxes:
   Federal ..........................   $(230)  $(45)  $(462)
   Foreign ..........................       6      6       4
   State ............................      --      3       5
                                        -----   ----  ------
   Total ............................    (224)   (36)   (453)
                                        -----   ----  ------
Deferred taxes:
   Federal ..........................     450     31     111
   Foreign ..........................      (1)    (1)      2
   State ............................      (3)    (1)      1
                                        -----   ----  ------
   Total ............................     446     29     114
                                        -----   ----  ------
Total income tax expense (benefit) ..   $ 222   $ (7)  $(339)
                                        =====   ====   =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

                                           YEARS ENDED
                                           DECEMBER 31,
                                        --------------------
                                         2010   2009    2008
                                        -----   ----   -----
                                           (IN MILLIONS)
Tax at 35% ..........................   $(229)  $106   $(227)
Add (deduct):
   Prior year taxes .................      47     14      26
   Tax credits ......................     (65)   (76)    (72)
   Tax-exempt investment income .....    (119)   (76)    (92)
   Lease income .....................      (5)    63       3
   Unrecognized tax benefits ........      34    (44)     15
   Goodwill impairment ..............     560     --      --
   Other ............................      (1)     6       8
                                        -----   ----   -----
Total income tax expense (benefit) ..   $ 222   $ (7)  $(339)
                                        =====   ====   =====

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

                                                    DECEMBER 31,
                                                  ---------------
                                                   2010     2009
                                                  ------   ------
                                                   (IN MILLIONS)
DEFERRED TAX ASSETS:
   Policy reserves ............................   $1,309   $1,339
   Net operating loss carryforwards ...........      725      384
   Net capital loss carryforwards .............      108       74
   Tax credits ................................      732      670
   Unearned revenue ...........................      907      915
   Deferred compensation ......................       48      212
   Federal interest deficiency ................      381      307
   Dividends payable to policyholders .........      135      144
   Securities and other investments ...........      805        1
   Other ......................................       97      245
                                                  ------   ------
      Total deferred tax assets ...............    5,247    4,291
                                                  ------   ------
DEFERRED TAX LIABILITIES:
   Unrealized investment gains on securities ..      653      493
   Deferred policy acquisition costs ..........    2,503    2,367
   Intangibles ................................    1,134    1,213
   Premiums receivable ........................       56       42
   Deferred sales inducements .................      124      132
   Deferred gains .............................      638      628
   Securities and other investments ...........    2,648    1,091
   Other ......................................      256       80
                                                  ------   ------
      Total deferred tax liabilities ..........    8,012    6,046
                                                  ------   ------
         Net deferred tax liabilities .........   $2,765   $1,755
                                                  ======   ======

At December 31, 2010, the Company had $2,070 million of operating loss carryforwards, which will expire between 2022 and 2025, and $309 million of capital loss carryforwards, which will expire between 2013 and 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company received an income tax refund of $31 million in 2010 and made income tax payments of $4 million and $13 million in 2009 and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

For MHDLLC, the Internal Revenue Service ("IRS") completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group's income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group's income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examinations of this group's income tax returns for the years 1999 through 2001 in October 2006. In August 2009, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the examinations, and in December 2009, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2010, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examination of this group's income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                                    DECEMBER 31
                                                                  --------------
                                                                   2010     2009
                                                                  ------   -----
                                                                   (IN MILLIONS)

Beginning balance .............................................   $2,161   $1,869
Additions based on tax positions related to the current year ..      202      182
Additions for tax positions of prior years ....................      177      349
Reductions for tax positions of prior years ...................     (144)    (239)
                                                                  ------   ------
Ending balance ................................................   $2,396   $2,161
                                                                  ======   ======

Included in the balances as of December 31, 2010 and 2009, respectively, are $338 million and $356 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balances as of December 31, 2010 and 2009, respectively, are $2,058 million and $1,805 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2010, 2009, and 2008, the Company recognized approximately $166 million, $224 million, and $195 million in interest expense, respectively. The Company had approximately $1,044 million and $878 million accrued for interest as of December 31, 2010 and 2009, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2010, 2009, and 2008.

NOTE 6 -- CLOSED BLOCKS

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company's Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks' liabilities in excess of the carrying amount of the closed blocks' assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block's income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008. The policyholder dividend obligation for the JHUSA closed block remains zero at December 31, 2010 and 2009.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA CLOSED BLOCK

                                                                                                           DECEMBER 31,
                                                                                                         ---------------
                                                                                                          2010     2009
                                                                                                         ------   ------
                                                                                                           (IN MILLIONS)
LIABILITIES
Future policy benefits ...............................................................................   $8,443   $8,632
Policyholders' funds .................................................................................       78       79
Policyholder dividends payable .......................................................................      184      202
Other closed block liabilities .......................................................................      587      526
                                                                                                         ------   ------
         Total closed block liabilities ..............................................................   $9,292   $9,439
                                                                                                         ======   ======
ASSETS
Investments
   Fixed maturities:
      Available-for-sale--at fair value (amortized cost: 2010--$2,898; 2009--$3,084) .................   $3,094   $3,179
   Mortgage loans on real estate .....................................................................      643      652
   Investment real estate ............................................................................      655      656
   Policy loans ......................................................................................    1,550    1,619
   Other invested assets .............................................................................        5        3
                                                                                                         ------   ------
         Total investments ...........................................................................    5,947    6,109
Cash borrowings and cash equivalents .................................................................     (168)    (244)
Accrued investment income ............................................................................      104      117
Amounts due from and held for affiliates .............................................................    1,830    1,779
Other closed block assets ............................................................................      642      667
                                                                                                         ------   ------
         Total assets designated to the closed block .................................................   $8,355   $8,428
                                                                                                         ------   ------
Excess of closed block liabilities over assets designated to the closed block ........................   $  937   $1,011
Portion of above representing accumulated other comprehensive income:
      Unrealized appreciation, net of deferred income tax expense of $199 million
         and $142 million, respectively ..............................................................      370      264
      Adjustment for deferred policy acquisition costs, net of deferred income tax
         benefit of $64 million and $46 million, respectively ........................................     (119)     (85)
      Foreign currency translation adjustment.........................................................      (85)     (67)
                                                                                                         ------   ------
         Total amounts included in accumulated other comprehensive income ............................      166      112
                                                                                                         ------   ------
Maximum future earnings to be recognized from closed block assets and liabilities ....................   $1,103   $1,123
                                                                                                         ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHUSA CLOSED BLOCK

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------
                                                                 2010     2009     2008
                                                                ------   ------   ------
                                                                      (IN MILLIONS)
REVENUES
Premiums ....................................................   $  597   $  624   $  647
Net investment income .......................................      415      455      473
Net realized investment and other gains (losses) ............       97      (35)      (9)
                                                                ------   ------   ------
   Total revenues ...........................................    1,109    1,044    1,111
BENEFITS AND EXPENSES
Benefits to policyholders ...................................      713      734      782
Policyholder dividends ......................................      367      392      411
Amortization of deferred policy acquisition costs ...........      (28)     (76)    (218)
Other closed block operating costs and expenses .............       26       24       25
                                                                ------   ------   ------
   Total benefits and expenses ..............................    1,078    1,074    1,000
Revenues, net of benefits and expenses before income taxes ..       31      (30)     111
Income tax expense (benefit) ................................       11      (11)      39
                                                                ------   ------   ------
Revenues, net of benefits and expenses and income taxes .....   $   20   $  (19)  $   72
                                                                ======   ======   ======

MAXIMUM FUTURE EARNINGS FROM CLOSED BLOCK ASSETS AND LIABILITIES:

                                                                            YEARS ENDED
                                                                            DECEMBER 31,
                                                                          ---------------
                                                                           2010     2009
                                                                          ------   ------
                                                                           (IN MILLIONS)
Beginning of period ...................................................   $1,123   $1,127
Revenues, net of benefits and expenses and income taxes ...............      (20)      19
Adoption of ASC 320, recognition of other-than-temporary impairments ..       --      (23)
                                                                          ------   ------
End of period .........................................................   $1,103   $1,123
                                                                          ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 6 -- CLOSED BLOCKS - (CONTINUED)

JHLICO CLOSED BLOCK

                                                               DECEMBER 31,
                                                            -----------------
                                                              2010      2009
                                                            -------   -------
                                                              (IN MILLIONS)
LIABILITIES
Future policy benefits ..................................   $10,798   $10,916
Policyholders' funds ....................................     1,501     1,511
Policyholder dividends payable ..........................       401       407
Other closed block liabilities ..........................       116       118
                                                            -------   -------
         Total closed block liabilities .................   $12,816   $12,952
                                                            =======   =======
ASSETS
Investments
   Fixed maturities:
      Available-for-sale--at fair value (amortized cost:
         2010--$6,530; 2009--$6,378) ....................   $ 6,766   $ 6,456
   Equity securities:
      Available-for-sale--at fair value (cost: 2010--$9;
         2009--$7) ......................................        12         8
   Mortgage loans on real estate ........................     2,105     1,928
   Policy loans .........................................     1,500     1,533
   Other invested assets ................................       121       153
                                                            -------   -------
         Total investments ..............................    10,504    10,078
Cash borrowings, cash, and cash equivalents .............       (38)      299
Accrued investment income ...............................       141       134
Other closed block assets ...............................        92       165
                                                            -------   -------
         Total assets designated to the closed block ....   $10,699   $10,676
                                                            -------   -------
Excess of closed block liabilities over assets designated
   to the closed block ..................................   $ 2,117   $ 2,276
Portion of above representing accumulated other
   comprehensive income:
   Unrealized appreciation, net of deferred income tax
      expense of $98 million and $28 million,
      respectively ......................................       183        53
                                                            -------   -------
Maximum future earnings to be recognized from closed
   block assets and liabilities .........................   $ 2,300   $ 2,329
                                                            =======   =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHLICO CLOSED BLOCK

                                                                 YEARS ENDED DECEMBER 31,
                                                                 ------------------------
                                                                  2010     2009     2008
                                                                 ------   ------   ------
                                                                       (IN MILLIONS)
REVENUES
Premiums .....................................................   $  621   $  648   $  699
Net investment income ........................................      585      588      581
Net realized investment and other gains (losses) .............       18      (12)    (118)
                                                                 ------   ------   ------
   Total revenues ............................................    1,224    1,224    1,162
BENEFITS AND EXPENSES
Benefits to policyholders ....................................      733      761      794
Policyholder dividends .......................................      439      461      478
Change in the policyholder dividend obligation ...............       --       --      (62)
Other closed block operating costs and expenses ..............       11        3        2
                                                                 ------   ------   ------
   Total benefits and expenses ...............................    1,183    1,225    1,212
Revenues, net of benefits and expenses before income taxes ...       41       (1)     (50)
Income tax expense (benefit) .................................       12       (2)     (17)
                                                                 ------   ------   ------
Revenues, net of benefits and expenses and income taxes ......   $   29   $    1   $  (33)
                                                                 ======   ======   ======

MAXIMUM FUTURE EARNINGS FROM CLOSED BLOCK ASSETS AND LIABILITIES:

                                                                   YEARS ENDED
                                                                   DECEMBER 31,
                                                                 ---------------
                                                                  2010     2009
                                                                 ------   ------
                                                                  (IN MILLIONS)
Beginning of period ..........................................   $2,329   $2,372
Revenues, net of benefits and expenses and income taxes ......      (29)      (1)
Adoption of ASC 320, recognition of other-than-temporary
   impairments ...............................................       --      (42)
                                                                 ------   ------
Change during period .........................................   $2,300   $2,329
                                                                 ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 7 -- DEBT AND LINE OF CREDIT

External short-term and long-term debt consisted of the following:

                                                                  DECEMBER 31,
                                                                 -------------
                                                                 2010    2009
                                                                 -----  ------
                                                                 (IN MILLIONS)
SHORT-TERM DEBT:
Current maturities of long-term debt .........................   $  7   $    6
LONG-TERM DEBT:
   Surplus notes, 7.38% maturing in 2024 (1) .................    489      491
   Variable rate notes payable, interest ranging from LIBOR
      plus 0.45% to LIBOR plus 3.15% due in varying amounts
      to 2019 (2) ............................................    222       --
   Fixed rate notes payable, interest ranging from 6.1% to
      13.84% due in varying amounts to 2016 (2) ..............    149       15
   Fair value adjustments related to interest rate
      swaps (1) ..............................................    (15)     (16)
                                                                 ----   ------
                                                                  845      490
Less current maturities of long-term debt ....................     (7)      (6)
                                                                 ----   ------
Total long-term debt .........................................   $838   $  484
                                                                 ====   ======
CONSUMER NOTES:
   Notes payable, interest ranging from 0.83% to 6.25% due
      in varying amounts to 2036 .............................   $966   $1,205
                                                                 ====   ======

(1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

(2) As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes $222 million of variable rate notes and $129 million of fixed rate notes related to consolidated variable interest entities. For further information regarding the adoption of ASC 810, see
     Note 1 - Summary of Significant Accounting Policies.

LONG-TERM DEBT

Aggregate maturities of long-term debt are as follows: 2011--$7 million; 2012--$162 million; 2013--$0 million; 2014--$35 million; 2015--$12 million; and
thereafter--$629 million.

Interest expense on debt, included in other operating costs and expenses, was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively. Interest paid on debt was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the "Commissioner").

CONSUMER NOTES

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2011--$155 million; 2012--$109 million; 2013--$55 million; 2014--$233 million; 2015--$146 million; and thereafter--$268 million.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Interest expense on consumer notes, included in other operating costs and expenses, was $48 million, $47 million, and $104 million in 2010, 2009, and 2008, respectively. Interest paid amounted to $48 million, $50 million, and $104 million in 2010, 2009, and 2008, respectively.

LINE OF CREDIT

At December 31, 2010, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, the Company had no outstanding borrowings under the agreement.

At December 31, 2010, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2014. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

NOTE 8 -- RELATED PARTY TRANSACTIONS

REINSURANCE TRANSACTIONS

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited ("JHRECO"), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,784 million and $4,147 million at December 31, 2010 and 2009, respectively, on the Company's Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $5,414 million and $4,749 million at December 31, 2010 and 2009, respectively, which was included with reinsurance recoverable on the Company's Consolidated Balance Sheets. Premiums ceded to JHRECO were $625 million, $644 million, and $656 million during the years ended December 31, 2010, 2009, and 2008, respectively. Claims incurred ceded to JHRECO were $652 million, $603 million, and $538 million during the years ended December 31, 2010, 2009, and 2008, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited ("MRBL"), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009, which was paid by MRBL on March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment,

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,563 million and $1,705 million as of December 31, 2010 and 2009, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. As of November 15, 2010, the agreement was amended to update the calculation of investment income. As of December 31, 2010 and 2009, respectively, the Company reported a reinsurance recoverable for ceded reserves and cost of reinsurance of $1,595 million and $1,681 million and a liability for coinsurance funds withheld of $72 million and $194 million on the Consolidated Balance Sheets. As of December 31, 2010, the Company reported a reinsurance settlement receivable from MRBL of $180 million, which was included with amounts due from and held for affiliates, and as of December 31, 2009, the Company reported a reinsurance settlement payable to MRBL of $261 million, which was included with amounts due to affiliates on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2010 and 2009 were $2,394 million and $2,290 million, respectively, and are accounted for as fixed maturities available-for-sale.

SERVICE AGREEMENTS

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $372 million, $394 million, and $374 million for the years ended December 31, 2010, 2009, and 2008, respectively. As of December 31, 2010 and 2009, the Company had amounts receivable from MFC and MLI of $1 million and amounts payable to MFC and MLI of $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

DEBT TRANSACTIONS

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Insurance Agency, Inc. ("JHIA") (formerly John Hancock Financial Holdings (Delaware), Inc.). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million, $8 million, and $2 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHIA. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million, $21 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the "Original Note"). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Pursuant to the merger of MHDLLC into JHHLLC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHHLLC effective December 31, 2009. Interest expense was $1 million, $2 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

The issuance of the above surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and the loan was transferred to MIC effective December 31, 2009. Interest income was $3 million, $4 million, and $3 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million for the year ended December 31, 2008.

CAPITAL STOCK TRANSACTIONS

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

OTHER

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans. For additional information on the transfer, see Note 10 -- Pension and Other Postretirement Benefit Plans.

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

deposits from affiliates of the Company. At December 31, 2010 and 2009, the Company managed approximately $7,233 million and $6,098 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company's Liquidity Pool:

                                                        DECEMBER 31,
                                                       -------------
                                                       2010    2009
                                                       ----   ------
                                                       (IN MILLIONS)
The Manufacturers Investment Corporation ...........   $ 48   $   84
John Hancock Holdings (Delaware) LLC ...............    102       40
Manulife Reinsurance Limited .......................     22      197
Manulife Reinsurance (Bermuda) Limited .............    281      949
Manulife Hungary Holdings KFT ......................     51       62
John Hancock Life Insurance Company of Vermont .....     25       52
John Hancock Reassurance Company Limited ...........     20      482
John Hancock Insurance Agency, Inc. ................     69        6
                                                       ----   ------
   Total ...........................................   $618   $1,872
                                                       ====   ======

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company's new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO's SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC's guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC's guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 9 -- REINSURANCE

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

                                              DECEMBER 31,
                                      ---------------------------
                                        2010      2009      2008
                                      -------   -------   -------
                                             (IN MILLIONS)
Direct ............................   $ 5,897   $ 5,680   $ 5,677
Assumed ...........................     1,198     1,384     1,221
Ceded .............................    (3,173)   (3,118)   (6,817)
                                      -------   -------   -------
   Net life, health, and
      annuity premiums earned .....   $ 3,922   $ 3,946   $    81
                                      =======   =======   =======

For the years ended December 31, 2010, 2009, and 2008, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $4,433 million, $3,442 million, and $2,964 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Prior to December 31, 2010, the Company accounted for its share of the qualified defined benefit plan, the non-qualified defined benefit plan, and the employee welfare plan as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC, the Company's immediate parent, along with the associated net liabilities. The impact of the transfer on the Company's December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

As of the transfer date, the assets and liabilities of these plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the plans and will recognize its required contributions as net periodic benefit cost in its consolidated financial statements.

Prior to December 31, 2010, the Company sponsored a funded qualified defined benefit plan (the `Plan") that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company's funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, 2009, and 2008, no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Prior to December 31, 2010, the Company's funding policy for its non-qualified defined benefit plan was to contribute an amount equal to the plan's benefit payments made during the year. The contribution to the non-qualified plan was $31 million, $34 million, and $33 million in 2010, 2009, and 2008, respectively.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan's provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company's policy was to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $48 million, $54 million, and $59 million in 2010, 2009, and 2008, respectively.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $8 million in 2010 and $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $18 million, $19 million, and $19 million in 2010, 2009, and 2008, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS

The amounts disclosed below represent the Company's share of the pension and other postretirement benefit plans described above:

                                                                    YEARS ENDED DECEMBER 31,
                                                                --------------------------------
                                                                                       OTHER
                                                                                  POSTRETIREMENT
                                                                PENSION BENEFITS      BENEFITS
                                                                ----------------   --------------
                                                                  2010     2009     2010    2009
                                                                -------   ------   -----   -----
                                                                          (IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year .....................   $ 2,354   $2,237   $ 548   $ 573
Service cost ................................................        32       30       1       1
Interest cost ...............................................       124      128      28      33
Participant contributions ...................................        --       --       4       5
Actuarial loss (gain) .......................................       132      132       4      (8)
Retiree drug subsidy ........................................        --       --       3       3
Benefits paid ...............................................      (175)    (173)    (52)    (59)
Transfer of certain pension and postretirement benefit plans
   to Parent ................................................    (2,467)      --    (536)     --
                                                                -------   ------   -----   -----
Benefit obligation at end of year ...........................   $    --   $2,354   $  --   $ 548
                                                                =======   ======   =====   =====
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year ..............   $ 1,843   $1,628   $ 306   $ 245
Actual return on plan assets ................................       281      354      40      61
Employer contributions ......................................        32       34      48      54
Participant contributions ...................................        --       --       4       5
Benefits paid ...............................................      (175)    (173)    (52)    (59)
Transfer of certain pension and postretirement benefit plans
   to Parent ................................................    (1,981)      --    (346)     --
                                                                -------   ------   -----   -----
Fair value of plan assets at end of year ....................   $    --   $1,843   $  --   $ 306
                                                                =======   ======   =====   =====
Funded status at end of year ................................   $    --   $ (511)  $  --   $(242)
                                                                =======   ======   =====   =====
AMOUNTS RECOGNIZED ON CONSOLIDATED BALANCE SHEETS:
Assets ......................................................   $    --   $   --   $  --   $  --
Liabilities .................................................        --     (511)     --    (242)
                                                                -------   ------   -----   -----
Net amount recognized .......................................   $    --   $ (511)  $  --   $(242)
                                                                =======   ======   =====   =====
AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME:
Prior service cost ..........................................   $   (26)  $  (29)  $  --   $  --
Net actuarial loss ..........................................       735      739      19      29
Transfer of certain pension and postretirement benefit plans
   to Parent ................................................      (709)      --     (19)     --
                                                                -------   ------   -----   -----
Total .......................................................   $    --   $  710   $  --   $  29
                                                                =======   ======   =====   =====

The accumulated benefit obligation for all defined benefit plans was $0 million and $2,329 million at December 31, 2010 and 2009, respectively.

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

                                       DECEMBER 31,
                                      -------------
                                      2010    2009
                                      ----   ------
                                      (IN MILLIONS)
Accumulated benefit obligation ....    $--   $2,329
Projected benefit obligation ......     --    2,354
Fair value of plan assets .........     --    1,843

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

COMPONENTS OF NET PERIODIC BENEFIT COST

                                                    YEARS ENDED DECEMBER 31,
                                           ------------------------------------------
                                                                          OTHER
                                                                     POSTRETIREMENT
                                              PENSION BENEFITS          BENEFITS
                                           ---------------------   ------------------
                                            2010    2009    2008   2010   2009   2008
                                           -----   -----   -----   ----   ----   ----
                                                          (IN MILLIONS)
Service cost ...........................   $  32   $  30   $  30   $  1   $  1   $  1
Interest cost ..........................     124     128     129     28     33     34
Expected return on plan assets .........    (161)   (175)   (181)   (26)   (26)   (26)
Amortization of prior service cost .....      (3)     (3)     (3)    --     --     --
Recognized actuarial loss ..............      15       4       5     --     --     --
                                           -----   -----   -----   ----   ----   ----
Net periodic benefit cost (income) .....   $   7   $ (16)  $ (20)  $  3   $  8   $  9
                                           =====   =====   =====   ====   ====   ====

ASSUMPTIONS

Weighted-average assumptions used to determine benefit obligations were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                     ----------------------------
                                                                       OTHER
                                                       PENSION     POSTRETIREMENT
                                                       BENEFITS       BENEFITS
                                                     -----------   --------------
                                                     2010   2009    2010   2009
                                                     ----   ----    ----   ----
Discount rate ....................................    N/A   5.50%    N/A   5.50%
Rate of compensation increase ....................    N/A   4.35%    N/A    N/A
Health care cost trend rate for following year ...                   N/A   8.50%
Ultimate trend rate ..............................                   N/A   5.00%
Year ultimate rate reached .......................                   N/A   2028

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------
                                                                                 OTHER
                                                                            POSTRETIREMENT
                                                      PENSION BENEFITS          BENEFITS
                                                     ------------------   ------------------
                                                     2010   2009   2008   2010   2009   2008
                                                     ----   ----   ----   ----   ----   ----
Discount rate.....................................   5.50%  6.00%  6.00%  5.50%  6.00%  6.00%
Expected long-term return on plan assets..........   7.75%  8.00%  8.00%  7.75%  8.00%  8.00%
Rate of compensation increase.....................   4.35%  4.10%  5.10%   N/A    N/A    N/A
Health care cost trend rate for following year....                        8.50%  8.50%  9.00%
Ultimate trend rate...............................                        5.00%  5.00%  5.00%
Year ultimate rate reached........................                        2028   2016   2016

The overall expected long-term rate of return on plan assets assumption reflects the Company's best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS - (CONTINUED)

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                           ONE-PERCENTAGE   ONE-PERCENTAGE
                                                                           POINT INCREASE   POINT DECREASE
                                                                           --------------   --------------
                                                                                   (IN MILLIONS)
Effect on total service and interest costs in 2010......................        $  1            $ (1)
Effect on postretirement benefit obligation as of December 31, 2010.....         N/A             N/A

PLAN ASSETS

The Company's overall investment strategy was to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $0 million and $702 million at December 31, 2010 and 2009, respectively, were investments managed by related parties. Welfare plan assets of $0 million and $185 million at December 31, 2010 and 2009, respectively, were investments in related parties.

The plans did not own any of the Company's or MFC's common stock at December 31, 2010 and 2009.

FAIR VALUE MEASUREMENTS

Following ASC 820 guidance, the Company categorizes its fair value measurements of pension and other postretirement benefit plan assets according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans' valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. For additional information regarding the valuation hierarchy and the Company's determination of fair value, see Note 14 - Fair Value of Financial Instruments.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

DOMESTIC EQUITY - Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

INTERNATIONAL EQUITY - Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values ("NAV"), and these investments are included in Level
1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

DOMESTIC FIXED INCOME - Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

INTERNATIONAL FIXED INCOME - Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

PRIVATE EQUITY - Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

TIMBER/AGRICULTURE - Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

401(H) ACCOUNT NET ASSETS - Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company's pension plan assets at December 31, 2009, by asset category is as follows:

                                                DECEMBER 31, 2009
                                    -----------------------------------------
                                       TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                    -----------   -------   -------   -------
                                                 (IN MILLIONS)
ASSETS:
   Cash and cash equivalents .....     $   26       $ 26      $ --     $ --
   Equity
      Domestic ...................        783        331       452       --
      International ..............        268        108       160       --
   Fixed income
      Domestic (a) ...............        437        142       215       80
      International (b) ..........        121         80        41       --
   Other types of investments
      Private equity (c) .........        129         --        --      129
      Timber / agriculture (d)  ..         79         --        --       79
                                       ------       ----      ----     ----
TOTAL ASSETS AT FAIR VALUE .......     $1,843       $687      $868     $288
                                       ======       ====      ====     ====

(a) This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(b) This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.

(c) This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.

(d) This category consists of limited partnerships with timber and agriculture investments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

                                                        DOMESTIC     PRIVATE    TIMBER /
                                                      FIXED INCOME    EQUITY   AGRICULTURE
                                                      ------------   -------   -----------
                                                                (IN MILLIONS)
Balance at January 1, 2009 ........................       $ 73        $ 150       $ 72
   Actual return on plan assets:
      Relating to assets still held at the
         reporting date ...........................         18          (19)         6
      Relating to assets sold during the period ...         --            5          2
   Purchases, sales, and settlements (net) ........        (11)          (7)        (1)
   Transfers into and/or out of Level 3 ...........         --           --         --
                                                          ----        -----       ----
Balance at December 31, 2009 ......................       $ 80        $ 129       $ 79
                                                          ====        =====       ====

The fair value of the Company's other postretirement benefit plan assets at December 31, 2009, by asset category is as follows:

                                                DECEMBER 31, 2009
                                    ----------------------------------------
                                      TOTAL
                                    FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                    ----------   -------   -------   -------
                                                (IN MILLIONS)
ASSETS:
   Cash and cash equivalents ....      $ 23        $23       $ --      $--
   Equity
      Domestic ..................       129         14        115       --
      International .............        22         11         11       --
   Fixed income
      Domestic (a) ..............       124         24         98        2
      International (b) .........         3          2          1       --
   Other types of investments
      Private equity (c) ........         3         --         --        3
      Timber / agriculture (d) ..         2         --         --        2
                                       ----        ---       ----      ---
TOTAL ASSETS AT FAIR VALUE ......      $306        $74       $225      $ 7
                                       ====        ===       ====      ===

(a) This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(b) This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.

(c) This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.

(d) This category consists of limited partnerships with timber and agriculture investments.

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 was $7 million.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

RISK MANAGEMENT PRACTICES AND INVESTMENT GOALS

Investment allocation decisions for plan assets were made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the "Statement"), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company's board of directors had delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the "Committee"), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan's ongoing obligations and minimize the likelihood of a significant deterioration in the Plan's funded status resulting from capital market activity, the Investment Committee retained an Investment Advisor, John Hancock Investment Management Services LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

INVESTMENT POLICIES AND STRATEGIES

The overall investment policies and strategies of the Plan were based on the guiding principle of diversification. Plan investments were allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

LIABILITY-HEDGING ASSETS - These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

RETURN-SEEKING ASSETS - All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

PERMITTED AND PROHIBITED INVESTMENTS

Plan investments were permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies have been used. In order to fulfill its fiduciary responsibility and to ensure that plan assets are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan was not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan's fixed income exposure was achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, was not to exceed the maximum quality limits outlined below. Each mutual fund investment was governed by its own prospectus, and therefore not subject to these quality limits.

INVESTMENT RATING   MAXIMUM LIMIT
-----------------   -------------
AAA                      100%
AA                        90%
A                         75%
BBB & Lower               50%
BB & Lower                 8%

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Equities

The Plan's domestic and international equity investments were required to be fully diversified across sectors and countries at all times. In addition, the Plan was prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan was also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives was permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also have been used to replicate direct investments, in instances where the Plan would benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes was prohibited. The Plan was also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan was permitted to invest in options and futures on any securities that were not specifically prohibited by the Statement, but it was prohibited from selling derivatives on securities it did not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan was permitted to make investments in alternative asset classes. The Plan was permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds were prohibited. The Investment Committee was required to approve any proposed investments in other assets that were not specifically permitted above.

NOTE 11 -- COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS

COMMITMENTS. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,824 million and $130 million, respectively, at December 31, 2010. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2011.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $24 million, $26 million, and $22 million for the years ended December 31, 2010, 2009, and 2008, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

                       NON-
                    CANCELABLE
                    OPERATING    SUB-LEASE
                      LEASES      INCOME
                    ----------   ---------
                        (IN MILLIONS)
2011.............      $ 48         $17
2012.............        42          17
2013.............        39          17
2014.............        29          14
2015.............        13           3
Thereafter.......       410          --
                       ----         ---
Total............      $581         $68
                       ====         ===

GUARANTEES. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2010.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 11 -- COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS - (CONTINUED)

CONTINGENCIES. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2010 and 2009, the Company increased this provision by $94 million and $186 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $218 million at December 31, 2010.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower was completed in February 2010 and is currently in the leasing phase. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the premises. At that time, the Company may exercise its call option to purchase the partner developer's interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer's entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $7 million. This estimate is 20% of the $108 million cost of construction, net of $73 million of related loans payable.

LEGAL PROCEEDINGS. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

NOTE 12 -- SHAREHOLDER'S EQUITY

CAPITAL STOCK

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 12 -- SHAREHOLDER'S EQUITY - (CONTINUED)

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The components of accumulated other comprehensive income (loss) were as follows:

                                                                                                       ADDITIONAL
                                                                             NET                      PENSION AND
                                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                                        NET UNREALIZED   GAIN (LOSS)    CURRENCY      UNRECOGNIZED        OTHER
                                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                                        GAINS (LOSSES)   FLOW HEDGES   ADJUSTMENT     BENEFIT COST    INCOME (LOSS)
                                                        --------------   -----------   -----------   --------------   -------------
                                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, 2008 ..........................       $   577         $  350        $ 27            $ 129          $ 1,083
Gross unrealized investment losses (net of
   deferred income tax benefit of $1,574 million) ...        (2,932)            --          --               --           (2,932)
Reclassification adjustment for gains realized in
   net income (net of deferred income tax benefit
   of $101 million) .................................          (187)            --          --               --             (187)
Adjustment for policyholder liabilities (net of
   deferred income tax expense of $87 million) ......           162             --          --               --              162
Adjustment for deferred policy acquisition costs,
   deferred sales inducements, value of business
   acquired, and unearned revenue liability (net
   of deferred income tax expense of $216 million) ..           403             --          --               --              403
Adjustment for policyholder dividend obligation
   (net of deferred income tax expense of
   $11 million) .....................................            20             --          --               --               20
                                                            -------         ------        ----            -----          -------
Net unrealized investment losses ....................        (2,534)            --          --               --           (2,534)
Foreign currency translation adjustment .............            --             --         (23)              --              (23)
Pension and postretirement benefits:
   Change in prior service cost (net of deferred
      income tax benefit of $1 million) .............            --             --          --               (1)              (1)
   Change in net actuarial loss (net of deferred
      income tax benefit of $359 million) ...........            --             --          --             (666)            (666)
Net gains on the effective portion of the change
   in fair value of cash flow hedges (net of
   deferred income tax expense of $586 million) .....            --          1,086          --               --            1,086
Reclassification of net cash flow hedge gains to
   net income (net of deferred income tax benefit
   of $17 million) ..................................            --            (31)         --               --              (31)
                                                            -------         ------        ----            -----          -------
BALANCE AT DECEMBER 31, 2008 ........................       $(1,957)        $1,405        $  4            $(538)         $(1,086)
                                                            =======         ======        ====            =====          =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                                       ADDITIONAL
                                                                             NET                      PENSION AND
                                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                                        NET UNREALIZED   GAIN (LOSS)    CURRENCY      UNRECOGNIZED        OTHER
                                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                                        GAINS (LOSSES)   FLOW HEDGES   ADJUSTMENT     BENEFIT COST    INCOME (LOSS)
                                                        --------------   -----------   -----------   --------------   -------------
                                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, 2009 ..........................      $(1,957)        $ 1,405         $ 4            $(538)         $(1,086)
Gross unrealized investment gains (net of
   deferred income tax expense of $1,883
   million) .........................................        3,498              --          --               --            3,498
Reclassification adjustment for losses
   realized in net income (net of deferred
   income tax expense of $109 million) ..............          202              --          --               --              202
Adjustment for policyholder liabilities
   (net of deferred income tax benefit of
   $67 million) .....................................         (126)             --          --               --             (126)
Adjustment for deferred policy acquisition
   costs, deferred sales inducements, value
   of business acquired, and unearned
   revenue liability (net of deferred
   income tax benefit of $354 million) ..............         (658)             --          --               --             (658)
                                                           -------         -------         ---            -----          -------
Net unrealized investment gains .....................        2,916              --          --               --            2,916
Foreign currency translation adjustment .............           --              --           5               --                5
Pension and postretirement benefits:
   Change in prior service cost (net of
      deferred income tax benefit of $1 million) ....           --              --          --               (2)              (2)
   Change in net actuarial loss (net of
      deferred income tax expense of $31
      million) ......................................           --              --          --               60               60
   Net unrealized gain on split-dollar life
      insurance benefit (net of deferred
      income tax expense of $1 million) .............           --              --          --                2                2
Net losses on the effective portion of the
   change in fair value of cash flow hedges
   (net of deferred income tax benefit of
   $538 million) ....................................           --          (1,000)         --               --           (1,000)
Reclassification of net cash flow hedge
   gains to net income (net of deferred
   income tax benefit of $3 million) ................           --              (5)         --               --               (5)
Adoption of ASC 320, recognition of
   other-than-temporary impairments (net of
   deferred income tax benefit of $410
   million) .........................................         (761)             --          --               --             (761)
                                                           -------         -------         ---            -----          -------
BALANCE AT DECEMBER 31, 2009 ........................      $   198         $   400         $ 9            $(478)         $   129
                                                           =======         =======         ===            =====          =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                                       ADDITIONAL
                                                                             NET                      PENSION AND
                                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                                        NET UNREALIZED   GAIN (LOSS)    CURRENCY      UNRECOGNIZED        OTHER
                                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                                        --------------   -----------   -----------   --------------   -------------
                                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, 2010 ..........................       $  198          $ 400          $  9           $(478)         $  129
Gross unrealized investment gains (net of
   deferred income tax expense of $808
   million) .........................................        1,501             --            --              --           1,501
Reclassification adjustment for gains
   realized in net income (net of deferred
   income tax benefit of $313 million) ..............         (582)            --            --              --            (582)
Adjustment for policyholder liabilities
   (net of deferred income tax expense of
   $23 million) .....................................           42             --            --              --              42
Adjustment for deferred policy acquisition
   costs, deferred sales inducements, value
   of business acquired, and unearned
   revenue liability (net of deferred
   income tax benefit of $100 million) ..............         (185)            --            --              --            (185)
                                                            ------          -----          ----           -----          ------
Net unrealized investment gains .....................          776             --            --              --             776
Foreign currency translation adjustment .............           --             --           (53)             --             (53)
Pension and postretirement benefits:
   Change in prior service cost (net of
      deferred income tax benefit of $1 million) ....           --             --            --              (2)             (2)
   Change in net actuarial loss (net of
      deferred income tax expense of $5
      million) ......................................           --             --            --               9               9
   Net unrealized gain on split-dollar life
      insurance benefit (net of deferred
      income tax expense of $1 million) .............           --             --            --               2               2
Net losses on the effective portion of the
   change in fair value of cash flow hedges
   (net of deferred income tax benefit of
   $20 million) .....................................           --            (37)           --              --             (37)
Reclassification of net cash flow hedge
   gains to net income (net of deferred
   income tax benefit of $69 million) ...............           --           (129)           --              --            (129)
Transfer of certain pension and
   postretirement benefit plans to Parent
   (net of deferred income tax expense of
   $255 million) ....................................           --             --            --             473             473
                                                            ------          -----          ----           -----          ------
BALANCE AT DECEMBER 31, 2010 ........................       $  974          $ 234          $(44)          $   4          $1,168
                                                            ======          =====          ====           =====          ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 12 -- SHAREHOLDER'S EQUITY - (CONTINUED)

Net unrealized investment gains (losses) included on the Company's Consolidated Balance Sheets as a component of shareholder's equity are summarized below:

                                                                                       DECEMBER 31,
                                                                                -------------------------
                                                                                  2010     2009     2008
                                                                                -------   -----   -------
                                                                                      (IN MILLIONS)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:
      Fixed maturities ......................................................   $ 1,852   $ 547   $(3,345)
      Equity securities .....................................................       360     249       (79)
      Other investments .....................................................        (5)     (3)      (91)
                                                                                -------   -----   -------
   Total (1) ................................................................     2,207     793    (3,515)
Amounts of unrealized investment gains (losses) attributable to:
      Deferred policy acquisition costs, deferred sales inducements, value of
         business acquired, and unearned revenue liability ..................      (653)   (368)      458
      Policyholder liabilities ..............................................       (56)   (121)       49
      Deferred income taxes .................................................      (524)   (106)    1,051
                                                                                -------   -----   -------
   Total ....................................................................    (1,233)   (595)    1,558
                                                                                -------   -----   -------
Net unrealized investment gains (losses) ....................................   $   974   $ 198   $(1,957)
                                                                                =======   =====   =======

(1) Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 -- Related Party Transactions, for information on the associated MRBL reinsurance agreement.

STATUTORY RESULTS

The Company and its wholly-owned subsidiaries, JHNY and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA's authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset ("DTA") instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company's statutory net income (loss) for the years ended December 31, 2010, 2009, and 2008 was $35 million (unaudited), $(76) million, and $(2,407) million, respectively. The Company's statutory capital and surplus as of December 31, 2010 and 2009 was $5,093 million (unaudited) and $5,012 million, respectively.

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company's earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the Company's surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 13 -- SEGMENT INFORMATION

The Company operates in the following three business segments: (1) Insurance and
(2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

INSURANCE SEGMENT. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

WEALTH MANAGEMENT SEGMENT. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment's consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

CORPORATE AND OTHER SEGMENT. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 -- Closed Blocks.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                          WEALTH     CORPORATE
                                                            INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                            ---------   ----------   ---------   --------
                                                                            (IN MILLIONS)
2010
   Revenues from external customers .....................    $ 4,460     $  2,765     $   482    $  7,707
   Net investment income ................................      2,619        1,710         238       4,567
   Net realized investment and other gains (losses) .....        381         (202)        202         381
   Inter-segment revenues ...............................          3           --          (3)         --
                                                             -------     --------     -------    --------
   Revenues .............................................    $ 7,463     $  4,273     $   919    $ 12,655
                                                             =======     ========     =======    ========
   Total net (loss) income ..............................    $(1,486)    $    506     $   103    $   (877)
                                                             =======     ========     =======    ========
SUPPLEMENTAL INFORMATION:
   Equity in net income (loss) of investees accounted for
      under the equity method ...........................    $   158     $     62     $   (21)   $    199
   Carrying value of investments accounted for under the
      equity method .....................................      2,157        1,129         285       3,571
   Amortization of deferred policy acquisition costs,
      deferred sales inducements, and value of business
      acquired ..........................................        512          239           1         752
   Goodwill impairment ..................................      1,600           --          --       1,600
   Interest expense .....................................         --           --          47          47
   Income tax expense ...................................         48          135          39         222
   Segment assets .......................................    $82,106     $160,978     $22,944    $266,028

                                                                          WEALTH     CORPORATE
                                                            INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                            ---------   ----------   ---------   --------
                                                                            (IN MILLIONS)
2009
  Revenues from external customers .....................     $ 4,366     $  2,652     $   535    $  7,553
   Net investment income ...............................       2,265        1,624         457       4,346
   Net realized investment and other losses ............        (732)      (1,103)         (2)     (1,837)
   Inter-segment revenues ..............................          --            1          (1)         --
                                                             -------     --------     -------    --------
   Revenues ............................................     $ 5,899     $  3,174     $   989    $ 10,062
                                                             =======     ========     =======    ========
   Total net (loss) income .............................     $  (258)    $    412     $   157    $    311
                                                             =======     ========     =======    ========
SUPPLEMENTAL INFORMATION:
   Equity in net income of investees accounted for under
     the equity method .................................     $    28     $      9     $    41    $     78
   Carrying value of investments accounted for under the
     equity method .....................................       1,622        1,123         314       3,059
   Amortization of deferred policy acquisition costs,
     deferred sales inducements, and value of business
     acquired ..........................................         308          898           5       1,211
   Interest expense ....................................          --           --          34          34
   Income tax (benefit) expense ........................        (167)          63          97          (7)
   Segment assets ......................................     $75,509     $149,336     $23,084    $247,929

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                         WEALTH     CORPORATE
                                                           INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                           ---------   ----------   ---------   --------
                                                                           (IN MILLIONS)
2008
   Revenues from external customers ....................     $3,407      $ (357)      $ 520      $3,570
   Net investment income ...............................      2,300       1,578         563       4,441
   Net realized investment and other gains (losses) ....        120         102        (445)       (223)
   Inter-segment revenues ..............................         --           1          (1)         --
                                                             ------      ------       -----      ------
   Revenues ............................................     $5,827      $1,324       $ 637      $7,788
                                                             ======      ======       =====      ======
   Total net income (loss) .............................     $  272      $ (360)      $(223)     $ (311)
                                                             ======      ======       =====      ======
SUPPLEMENTAL INFORMATION:
   Equity in net income (loss) of investees accounted
     for under the equity method .......................     $    8      $   26       $ (38)     $   (4)
   Carrying value of investments accounted for under
     the equity method .................................      1,418         991         438       2,847
   Amortization of deferred policy acquisition costs,
     deferred sales inducements, and value of business
     acquired ..........................................       (362)         21           5        (336)
   Interest expense ....................................         --          --          34          34
   Income tax expense (benefit) ........................        137        (413)        (63)       (339)

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

                                                INCOME
                                            (LOSS) BEFORE   LONG-LIVED
LOCATION                         REVENUES    INCOME TAXES     ASSETS      ASSETS
--------                         --------   -------------   ----------   --------
                                                  (IN MILLIONS)
2010
United States ................    $12,582       $(669)         $173      $265,908
Foreign -- other .............         73          14            --           120
                                  -------       -----          ----      --------
Total ........................    $12,655       $(655)         $173      $266,028
                                  =======       =====          ====      ========
2009
United States ................    $10,004       $ 290          $198      $247,786
Foreign -- other .............         58          14            --           143
                                  -------       -----          ----      --------
Total ........................    $10,062       $ 304          $198      $247,929
                                  =======       =====          ====      ========
2008
United States ................    $ 7,722       $(670)
Foreign -- other .............         66          20
                                  -------       -----
Total ........................    $ 7,788       $(650)
                                  =======       =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 14 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

                                                                DECEMBER 31,
                                                 -----------------------------------------
                                                         2010                  2009
                                                 -------------------   -------------------
                                                 CARRYING     FAIR     CARRYING     FAIR
                                                   VALUE      VALUE      VALUE      VALUE
                                                 --------   --------   --------   --------
                                                               (IN MILLIONS)
ASSETS:
   Fixed maturities:
      Available-for-sale (1) .................   $ 60,470   $ 60,470   $ 53,569   $ 53,569
      Held-for-trading .......................      1,627      1,627      1,208      1,208
   Equity securities:
      Available-for-sale .....................        588        588        558        558
   Mortgage loans on real estate .............     13,343     14,301     12,623     13,252
   Policy loans ..............................      5,050      5,050      4,949      4,949
   Short-term investments ....................      1,472      1,472      3,973      3,973
   Cash and cash equivalents .................      2,772      2,772      4,915      4,915
   Derivatives:
      Interest rate swaps ....................      2,721      2,721      1,840      1,840
      Foreign currency swaps .................        210        210        242        242
      Foreign currency forwards ..............         33         33         43         43
      Interest rate options ..................         --         --          1          1
      Equity market contracts ................          4          4          8          8
      Embedded derivatives ...................      1,504      1,504      1,711      1,711
   Assets held in trust ......................      2,394      2,394      2,290      2,290
   Separate account assets ...................    136,002    136,002    122,466    122,466
                                                 --------   --------   --------   --------
TOTAL ASSETS .................................   $228,190   $229,148   $210,396   $211,025
                                                 ========   ========   ========   ========
LIABILITIES:
   Consumer notes ............................   $    966   $    983   $  1,205   $  1,234
   Debt ......................................        845        839        490        463
   Guaranteed investment contracts and funding
      agreements .............................      1,833      1,850      2,701      2,760
   Fixed-rate deferred and immediate
      annuities ..............................      8,971      8,866      9,255      8,696
   Supplementary contracts without life
      contingencies ..........................         47         48         51         53
   Derivatives:
      Interest rate swaps ....................      2,164      2,164      1,318      1,318
      Foreign currency swaps .................        578        578        694        694
      Foreign currency forwards ..............         --         --          1          1
      Equity market contracts ................          2          2         --         --
      Embedded derivatives ...................      1,214      1,214      1,327      1,327
                                                 --------   --------   --------   --------
TOTAL LIABILITIES ............................   $ 16,620   $ 16,544   $ 17,042   $ 16,546
                                                 ========   ========   ========   ========

(1) Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

- Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets - This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

- Other Assets and Liabilities Not Reported at Fair Value - This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

MORTGAGE LOANS ON REAL ESTATE - The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

POLICY LOANS - These loans are carried at unpaid principal balances, which approximate their fair values.

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

CONSUMER NOTES, GUARANTEED INVESTMENT CONTRACTS, AND FUNDING AGREEMENTS - The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC's corporate spread. The fair value attributable to credit risk represents the present value of the spread.

DEBT - The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar type of borrowing arrangements. As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes variable and fixed rate notes related to consolidated variable interest entities. The carrying value of this debt approximates fair value at December 31, 2010. For further information regarding the adoption of ASC 810, see Note 1 - Summary of Significant Accounting Policies.

The carrying values for commercial paper and short-term borrowings approximate fair value.

FIXED-RATE DEFERRED AND IMMEDIATE ANNUITIES - The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC's corporate spread. The fair value attributable to credit risk represents the present value of the spread.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON THE CONSOLIDATED BALANCE SHEETS

VALUATION HIERARCHY

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

- Level 3 - Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

DETERMINATION OF FAIR VALUE

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

FIXED MATURITIES

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

EQUITY SECURITIES

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

SHORT-TERM INVESTMENTS

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

DERIVATIVES

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter ("OTC") derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company's derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

EMBEDDED DERIVATIVES

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements ("Reinsurance GMIB Assets"). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain ("GMWB") and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity's own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC's own credit risk, which is determined by taking into consideration publicly available information relating to MFC's debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies' publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company's separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company's general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser's review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following tables present the Company's assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

                                                                           DECEMBER 31, 2010
                                                               -----------------------------------------
                                                                 TOTAL
                                                               FAIR VALUE    LEVEL 1   LEVEL 2   LEVEL 3
                                                               ----------   --------   -------   -------
                                                                             (IN MILLIONS)
ASSETS:
   Fixed maturities available-for-sale (1):
      Corporate debt securities ............................    $ 41,199    $     --   $37,898    $3,301
      Commercial mortgage-backed securities ................       4,247          --     3,762       485
      Residential mortgage-backed securities ...............         460          --        10       450
      Collateralized debt obligations ......................         136          --        33       103
      Other asset-backed securities ........................       1,029          --       950        79
      U.S. Treasury and agency securities ..................       7,841          --     7,841        --
      Obligations of states and political subdivisions .....       4,027          --     3,619       408
      Debt securities issued by foreign governments ........       1,531          --     1,531        --
                                                                --------    --------   -------    ------
   Total fixed maturities available-for-sale ...............      60,470          --    55,644     4,826
   Fixed maturities held-for-trading:
      Corporate debt securities ............................       1,177           8     1,133        36
      Commercial mortgage-backed securities ................         224          --       209        15
      Residential mortgage-backed securities ...............           3          --        --         3
      Collateralized debt obligations ......................           4          --         1         3
      Other asset-backed securities ........................          66          --        65         1
      U.S. Treasury and agency securities ..................         101          --       101        --
      Obligations of states and political subdivisions .....          51          --        51        --
      Debt securities issued by foreign governments ........           1          --         1        --
                                                                --------    --------   -------    ------
   Total fixed maturities held-for-trading .................       1,627           8     1,561        58
   Equity securities available-for-sale ....................         588         588        --        --
   Short-term investments ..................................       1,472          --     1,472        --
   Derivative assets (2):
      Interest rate swaps ..................................       2,721          --     2,652        69
      Foreign currency swaps ...............................         210          --       210        --
      Foreign currency forwards ............................          33          --        33        --
      Equity market contracts ..............................           4          --        --         4
   Embedded derivatives (3):
      Reinsurance contracts ................................           7          --         7        --
      Benefit guarantees ...................................       1,497          --        --     1,497
   Assets held in trust (4) ................................       2,394         913     1,420        61
   Separate account assets (5) .............................     136,002     130,884     2,092     3,026
                                                                --------    --------   -------    ------
TOTAL ASSETS AT FAIR VALUE .................................    $207,025    $132,393   $65,091    $9,541
                                                                ========    ========   =======    ======
LIABILITIES:
   Derivative liabilities (2):
      Interest rate swaps ..................................    $  2,164    $     --   $ 2,156    $    8
      Foreign currency swaps ...............................         578          --       534        44
      Equity market contracts ..............................           2          --        --         2
   Embedded derivatives (3):
      Reinsurance contracts ................................         660          --       660        --
      Participating pension contracts ......................          98          --        98        --
      Benefit guarantees ...................................         456          --        --       456
                                                                --------    --------   -------    ------
TOTAL LIABILITIES AT FAIR VALUE ............................    $  3,958    $     --   $ 3,448    $  510
                                                                ========    ========   =======    ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                           DECEMBER 31, 2009
                                                               -----------------------------------------
                                                                 TOTAL
                                                               FAIR VALUE    LEVEL 1   LEVEL 2   LEVEL 3
                                                               ----------   --------   -------   -------
                                                                             (IN MILLIONS)
ASSETS:
   Fixed maturities available-for-sale (1):
      Corporate debt securities ............................    $ 42,505    $     --   $39,889    $2,616
      Commercial mortgage-backed securities ................       4,474          --     4,039       435
      Residential mortgage-backed securities ...............         476          --        16       460
      Collateralized debt obligations ......................         135          --        57        78
      Other asset-backed securities ........................       1,242          --     1,151        91
      U.S. Treasury and agency securities ..................       1,968          --     1,968        --
      Obligations of states and political subdivisions .....       1,491          --     1,261       230
      Debt securities issued by foreign governments ........       1,278          --     1,213        65
                                                                --------    --------   -------    ------
   Total fixed maturities available-for-sale ...............      53,569          --    49,594     3,975
   Fixed maturities held-for-trading:
      Corporate debt securities ............................         898          --       882        16
      Commercial mortgage-backed securities ................         216          --       206        10
      Residential mortgage-backed securities ...............           3          --        --         3
      Collateralized debt obligations ......................           2          --         1         1
      Other asset-backed securities ........................          21          --        20         1
      U.S. Treasury and agency securities ..................          29          --        29        --
      Obligations of states and political subdivisions .....          26          --        23         3
      Debt securities issued by foreign governments ........          13          --        --        13
                                                                --------    --------   -------    ------
   Total fixed maturities held-for-trading .................       1,208          --     1,161        47
   Equity securities available-for-sale ....................         558         558        --        --
   Short-term investments ..................................       3,973          --     3,973        --
   Derivative assets (2) ...................................       2,134          --     2,074        60
   Embedded derivatives (3) ................................       1,711          --         8     1,703
   Assets held in trust (4) ................................       2,290         624     1,666        --
   Separate account assets (5) .............................     122,466     116,875     2,494     3,097
                                                                --------    --------   -------    ------
TOTAL ASSETS AT FAIR VALUE .................................    $187,909    $118,057   $60,970    $8,882
                                                                ========    ========   =======    ======
LIABILITIES:
   Derivative liabilities (2) ..............................    $  2,013    $     --   $ 1,987    $   26
   Embedded derivatives (3) ................................       1,327          --       688       639
                                                                --------    --------   -------    ------
TOTAL LIABILITIES AT FAIR VALUE ............................    $  3,340    $     --   $ 2,675    $  665
                                                                ========    ========   =======    ======

(1) Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.

(2) Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward in the following table.

(3) Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.

(4) Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 -- Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

(5) Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 14 -- FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)

LEVEL 3 FINANCIAL INSTRUMENTS

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2010 and 2009 are summarized as follows:

                                                     NET
                                                   REALIZED/
                                                  UNREALIZED
                                                GAINS (LOSSES)
                                                 INCLUDED IN:                    TRANSFERS
                                               ----------------               ----------------
                                                                                                                CHANGE IN
                                                                  PURCHASES,                                 UNREALIZED GAINS
                                                                  ISSUANCES,                                (LOSSES) INCLUDED
                                   BALANCE AT                         AND       INTO    OUT OF  BALANCE AT  IN EARNINGS ON
                                   JANUARY 1,  EARNINGS    AOCI  SETTLEMENTS  LEVEL 3  LEVEL 3   DECEMBER   INSTRUMENTS STILL
                                      2010        (1)      (2)      (NET)       (3)      (3)     31, 2010        HELD
                                   ----------  --------   -----  -----------  -------  -------  ----------  -----------------
                                                                   (IN MILLIONS)
Fixed maturities
   available-for-sale:
   Corporate debt securities ....    $2,616      $(50)    $ 223     $  80      $  733   $(301)    $3,301          $--
   Commercial mortgage-backed
      securities ................       435         1       105       (54)         --      (2)       485           --
   Residential mortgage-backed
      securities ................       460       (22)      131      (119)         --      --        450           --
   Collateralized debt
      obligations ...............        78        (3)       39       (11)         --      --        103           --
   Other asset-backed
      securities ................        91        (4)       14       (22)         --      --         79           --
   Obligations of states and
      political subdivisions ....       230        --        (6)      247         342    (405)       408           --
   Debt securities issued by
      foreign governments .......        65        --       (65)       --          --      --         --           --
                                     ------      ----     -----     -----      ------   -----     ------         ----
Total fixed maturities
   available-for-sale ...........     3,975       (78)      441       121       1,075    (708)     4,826           --
Fixed maturities
   held-for-trading:
   Corporate debt securities ....        16        15        --         4           2      (1)        36           15
   Commercial mortgage-backed
      securities ................        10         5        --        --          --      --         15            5
   Residential
      mortgage-backed
      securities ................         3        --        --        --          --      --          3            1
   Collateralized debt
      obligations ...............         1         2        --        --          --      --          3            2
   Other asset-backed
      securities ................         1        --        --        --          --      --          1           --
   Obligations of states and
      political subdivisions ....         3        --        --         3          --      (6)        --           --
   Debt securities issued by
      foreign governments .......        13       (13)       --        --          --      --         --          (13)
                                     ------      ----     -----     -----      ------   -----     ------         ----
Total fixed maturities
   held-for-trading .............        47         9        --         7           2      (7)        58           10
Net derivatives .................        34        15       (30)       --          --      --         19           19
Net embedded derivatives ........     1,064       (23)(4)    --        --          --      --      1,041          (23)
Assets held in trust ............        --         1         3       (10)         68      (1)        61            3
Separate account assets (5) .....     3,097       (13)        5      (125)         62      --      3,026           10
                                     ------      ----     -----     -----      ------   -----     ------         ----
TOTAL                                $8,217      $(89)    $ 419     $  (7)     $1,207   $(716)    $9,031         $ 19
                                     ======      ====     =====     =====      ======   =====     ======         ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                    NET
                                                  REALIZED/
                                                 UNREALIZED
                                                GAINS (LOSSES)
                                                 INCLUDED IN:
                                              -----------------                                           CHANGE IN
                                                                                                          UNREALIZED
                                                                  PURCHASES,      NET                   GAINS (LOSSES)
                                                                  ISSUANCES,   TRANSFERS                 INCLUDED IN
                                   BALANCE AT                         AND     INTO AND OUT  BALANCE AT   EARNINGS ON
                                   JANUARY 1,  EARNINGS    AOCI  SETTLEMENTS  OF LEVEL 3     DECEMBER    INSTRUMENTS
                                      2009        (1)      (2)      (NET)         (3)        31, 2009     STILL HELD
                                   ----------  --------   -----  -----------  ------------  ----------  --------------
                                                                   (IN MILLIONS)
Fixed maturities
   available-for-sale:
   Corporate debt securities ....    $ 1,792    $  80     $ 482     $ (67)        $ 329       $2,616        $  --
   Commercial mortgage-backed
      securities ................        446       (2)      100       (90)          (19)         435           --
   Residential mortgage-backed
      securities ................        624      (87)      149      (230)            4          460           --
   Collateralized debt
      obligations ...............         88       (6)        6       (10)           --           78           --
   Other asset-backed
      securities ................        299        3        29      (252)           12           91           --
   Obligations of states and
      political subdivisions ....          1       --        (6)      315           (80)         230           --
   Debt securities issued by
      foreign governments .......         62       --         4        (1)           --           65           --
                                     -------    -----     -----     -----         -----       ------        -----
Total fixed maturities
   available-for-sale ...........      3,312      (12)      764      (335)          246        3,975           --
Fixed maturities
   held-for-trading:
   Corporate debt securities ....         16        2        --        (2)           --           16            1
   Commercial mortgage-backed
      securities ................          7        3        --        --            --           10            3
   Residential mortgage-backed
      securities ................          3        1        --        (1)           --            3            1
   Collateralized debt
      obligations ...............          1       --        --        --            --            1           --
   Other asset-backed
      securities ................          2       --        --        (1)           --            1           --
   Obligations of states and
      political subdivisions ....         --       (1)       --         4            --            3           (1)
   Debt securities issued by
      foreign governments .......         12        1        --        --            --           13            1
                                     -------    -----     -----     -----         -----       ------        -----
Total fixed maturities
   held-for-trading .............         41        6        --        --            --           47            5
Net derivatives .................        195      (38)      (12)       --          (111)          34          (32)
Net embedded derivatives ........      1,516     (452)(4)    --        --            --        1,064         (452)
Separate account assets (5) .....      2,972     (493)       (1)      619            --        3,097         (389)
                                     -------    -----     -----     -----         -----       ------        -----
TOTAL ...........................    $ 8,036    $(989)    $ 751     $ 284         $ 135       $8,217        $(868)
                                     =======    =====     =====     =====         =====       ======        =====

(1) This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.

(2) This amount is included in accumulated other comprehensive income on the Consolidated Balance Sheets.

(3) For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.

(4) This amount is included in benefits to policyholders on the Consolidated Statements of Operations.

(5) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

ASSETS MEASURED AT FAIR VALUE ON A NONRECURRING BASIS

Certain assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. The Company recorded a goodwill impairment of $1,600 million during the year ended December 31, 2010, and the fair value measurement was classified as Level 3. For additional information regarding the impairment, see Note 15 -- Goodwill, Value of Business Acquired, and Other Intangible Assets.

NOTE 15 -- GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS

The changes in the carrying value of goodwill by segment were as follows:

                                                 WEALTH    CORPORATE AND
                                   INSURANCE   MANAGEMENT      OTHER        TOTAL
                                   ---------   ----------  -------------   -------
                                                     (IN MILLIONS)
Balance at January 1, 2010 .....    $ 1,600      $1,307         $146       $ 3,053
Impairment .....................     (1,600)         --           --        (1,600)
                                    -------      ------         ----       -------
Balance at December 31, 2010 ...    $    --      $1,307         $146       $ 1,453
                                    =======      ======         ====       =======

                                                 WEALTH    CORPORATE AND
                                   INSURANCE   MANAGEMENT      OTHER        TOTAL
                                   ---------   ----------  -------------   -------
                                                     (IN MILLIONS)
Balance at January 1, 2009 .....     $1,600       $1,307        $146        $3,053
Impairment .....................         --           --          --            --
                                     ------       ------        ----        ------
Balance at December 31, 2009 ...     $1,600       $1,307        $146        $3,053
                                     ======       ======        ====        ======

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairment was reflective of the decrease in the expected future earnings for this business. The fair value was determined primarily using an earnings-based approach, which incorporated the segment's in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 15 -- GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS - (CONTINUED)

VALUE OF BUSINESS ACQUIRED

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

                                                          DECEMBER 31,
                                                        ---------------
                                                         2010     2009
                                                        ------   -------
                                                           (IN MILLIONS)
Balance, beginning of year ..........................   $2,171   $2,564
Amortization ........................................      (66)     (15)
Change in unrealized investment gains and losses ....     (146)    (342)
Adoption of ASC 320, recognition of
   other-than-temporary impairments .................       --      (36)
                                                        ------   ------
Balance, end of year ................................   $1,959   $2,171
                                                        ======   ======

The following table provides estimated future amortization (net of tax) for the periods indicated:

                                      VOBA
                                 AMORTIZATION
                                 -------------
                                 (IN MILLIONS)
2011..........................        $94
2012..........................         87
2013..........................         82
2014..........................         68
2015..........................         67

OTHER INTANGIBLE ASSETS

Other intangible asset balances were as follows:

                                                     GROSS           ACCUMULATED           NET
                                                CARRYING AMOUNT   NET AMORTIZATION   CARRYING AMOUNT
                                                ---------------   ----------------   ---------------
                                                                     (IN MILLIONS)
DECEMBER 31, 2010
Not subject to amortization:
   Brand name ...............................        $  600               $--             $  600
   Investment management contracts ..........           295                --                295
   Other ....................................             5                --                  5
Subject to amortization:
   Distribution networks ....................           397                48                349
   Other investment management contracts ....            64                28                 36
                                                     ------               ---             ------
Total .......................................        $1,361               $76             $1,285
                                                     ======               ===             ======
DECEMBER 31, 2009
Not subject to amortization:
   Brand name ...............................        $  600               $--             $  600
   Investment management contracts ..........           295                --                295
Subject to amortization:
   Distribution networks ....................           397                37                360
   Other investment management contracts ....            64                25                 39
                                                     ------               ---             ------
Total .......................................        $1,356               $62             $1,294
                                                     ======               ===             ======

Amortization expense (net of tax) for other intangible assets was $9 million, $9 million, and $8 million for the years ended December 31, 2010, 2009, and 2008, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $10 million in 2011, $11 million in 2012, $11 million in 2013, $12 million in 2014, and $11 million in 2015.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 16 -- CERTAIN SEPARATE ACCOUNTS

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company's Consolidated Statements of Operations. For the years ended December 31, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

                                                      DECEMBER 31,
                                                    ---------------
                                                     2010     2009
                                                    ------   ------
                                                     (IN MILLIONS,
                                                    EXCEPT FOR AGE)
LIFE INSURANCE CONTRACTS WITH GUARANTEED BENEFITS
   In the event of death
   Account value.................................   $7,648   $6,969
   Net amount at risk related to deposits........      156      208
   Average attained age of contract holders......       51       50

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit ("GMDB") features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or
(d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit ("GMIB") riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit ("GMWB") rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                             DECEMBER 31,
                                                          -----------------
                                                            2010     2009
                                                          -------   -------
                                                            (IN MILLIONS,
                                                           EXCEPT FOR AGES
                                                            AND PERCENTS)
GUARANTEED MINIMUM DEATH BENEFIT
   Return of net deposits
   In the event of death
      Account value ...................................   $25,630   $23,472
      Net amount at risk- net of reinsurance ..........       140       312
      Average attained age of contract holders ........        65        64
   Return of net deposits plus a minimum return
   In the event of death
      Account value ...................................   $   702   $   744
      Net amount at risk- net of reinsurance ..........       318       354
      Average attained age of contract holders ........        70        70
      Guaranteed minimum return rate ..................         5%        5%
   Highest specified anniversary account value minus
   withdrawals post anniversary
   In the event of death
      Account value ...................................   $29,399   $28,414
      Net amount at risk- net of reinsurance ..........       485       843
      Average attained age of contract holders ........        65        64
GUARANTEED MINIMUM INCOME BENEFIT
      Account value ...................................   $ 6,276   $ 6,293
      Net amount at risk- net of reinsurance ..........        41        54
      Average attained age of contract holders ........        64        63
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
      Account value ...................................   $39,034   $35,595
      Net amount at risk ..............................       782     1,012
      Average attained age of contract holders ........        64        63

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

                  DECEMBER 31,
                  ------------
                   2010   2009
                  -----   ----
                  (IN BILLIONS)
TYPE OF FUND
Equity ........    $30     $28
Balanced ......     23      22
Bond ..........      7       7
Money Market ..      2       2
                   ---     ---
   Total ......    $62     $59
                   ===     ===

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                                      GUARANTEED    GUARANTEED
                                       GUARANTEED      MINIMUM       MINIMUM
                                      MINIMUM DEATH    INCOME      WITHDRAWAL
                                         BENEFIT       BENEFIT       BENEFIT
                                         (GMDB)         (GMIB)        (GMWB)      TOTAL
                                      -------------   ----------   -----------   -------
                                                         (IN MILLIONS)
Balance at January 1, 2010 ........       $ 253        $   209       $   663     $ 1,125
Incurred guarantee benefits .......        (100)           (60)           --        (160)
Other reserve changes .............          72             28          (156)        (56)
                                          -----        -------       -------     -------
Balance at December 31, 2010 ......         225            177           507         909
Reinsurance recoverable ...........         (78)        (1,120)         (421)     (1,619)
                                          -----        -------       -------     -------
Net balance at December 31, 2010 ..       $ 147        $  (943)      $    86     $  (710)
                                          =====        =======       =======     =======
Balance at January 1, 2009 ........       $ 454        $   442       $ 2,890     $ 3,786
Incurred guarantee benefits .......        (153)          (144)           --        (297)
Other reserve changes .............         (48)           (89)       (2,227)     (2,364)
                                          -----        -------       -------     -------
Balance at December 31, 2009 ......         253            209           663       1,125
Reinsurance recoverable ...........        (104)        (1,177)         (548)     (1,829)
                                          -----        -------       -------     -------
Net balance at December 31, 2009 ..       $ 149        $  (968)      $   115     $  (704)
                                          =====        =======       =======     =======

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2010 and 2009:

     - Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

     - For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

     - Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

     - Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

     - Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% to 41.5% for GMIB and GMWB.

     - The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 17 -- DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

                                                                DECEMBER 31,
                                                              ----------------
                                                               2010      2009
                                                              ------   -------
                                                                (IN MILLIONS)
Balance, beginning of year ................................   $9,186   $ 9,419
Capitalization ............................................    1,228     1,579
Amortization ..............................................     (664)   (1,119)
Change in unrealized investment gains and losses ..........      (98)     (704)
Adoption of ASC 320, recognition of other-than-temporary
   impairments ............................................       --        11
                                                              ------   -------
Balance, end of year ......................................   $9,652   $ 9,186
                                                              ======   =======

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

                                                              DECEMBER 31,
                                                              ------------
                                                              2010    2009
                                                              ----   -----
                                                              (IN MILLIONS)
Balance, beginning of year ................................   $379   $ 427
Capitalization ............................................     12      63
Amortization ..............................................    (22)    (77)
Change in unrealized investment gains and losses ..........    (15)    (12)
Adoption of ASC 320, recognition of other-than-temporary
   impairments ............................................     --     (22)
                                                              ----   -----
Balance, end of year ......................................   $354   $ 379
                                                              ====   =====

NOTE 18 -- SHARE-BASED PAYMENTS

The Company participates in the stock compensation plans of MFC and uses the Black-Scholes option-pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

STOCK OPTIONS (ESOP)

Under MFC's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five-day average closing market price of MFC's common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units ("DSUs") to certain employees under the ESOP. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs.

In addition, for certain new employees and pursuant to the deferred compensation program, MFC grants DSUs under the ESOP, which entitle the holder to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. In 2010, 17,000 DSUs were issued to certain new hires, which vest over a maximum period of five years. No such DSUs were issued in 2009 or 2008.

In 2010, 2009, and 2008, 35,000, 56,000, and 217,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. These DSUs vested immediately upon grant. Also, in 2010 and 2008, 20,000 and 269,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units and/or performance share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units and performance share units are discussed below. These DSUs also vested immediately upon grant.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors.

The Company recorded compensation expense for stock options granted of $8 million, $9 million, and $9 million for the years ended December 31, 2010, 2009, and 2008, respectively.

GLOBAL SHARE OWNERSHIP PLAN (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan ("GSOP") for its eligible employees. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee's eligible contributions up to a maximum amount. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market. The Company's compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2010, 2009, and 2008.

RESTRICTED SHARE UNIT PLAN (RSU)

In 2003, MFC established the Restricted Share Unit ("RSU") Plan. For the years ended December 31, 2010, 2009, and 2008, 3.0 million, 3.8 million, and 1.8 million RSUs, respectively, were granted to certain eligible employees under this plan. For the year ended December 31, 2009, 0.6 million Special RSUs and for the years ended December 31, 2010 and 2009, 0.7 million and 1.5 million Performance Share Units ("PSUs"), respectively, were granted to eligible employees under this plan. There were no Special RSUs granted in 2010, and no Special RSUs or PSUs granted in 2008. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2010, 2009, and 2008, the Company granted 1.4 million, 2.0 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $22 million, $14 million, and $24 million for the years ended December 31, 2010, 2009, and 2008, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No Special RSUs were granted in 2010 or 2008. The Company's compensation expense related to Special RSUs was $2 million for each of the two years ended December 31, 2010 and 2009.

For the years ended December 31, 2010 and 2009, the Company granted 0.2 million and 0.4 million PSUs, respectively, to certain eligible employees. PSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. PSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. Both grants are subject to performance conditions that are equally weighted over their respective performance periods, and the related compensation expense is recognized over these periods, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No PSUs were granted in 2008. The Company's compensation expense related to PSUs was $2 million and $3 million for the years ended December 31, 2010 and 2009, respectively.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 19 -- SUBSEQUENT EVENTS

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H
December 31, 2010

                  John Hancock Life Insurance Company (U.S.A.)
                               Separate Account H

                          Audited Financial Statements

                                December 31, 2010

                                    CONTENTS

Report of Independent Registered Public Accounting Firm.................    1
Statements of Assets and Liabilities....................................    4
Statements of Operations and Changes in Contract Owners' Equity.........   29
Notes to Financial Statements...........................................   82

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H ("the Account,") comprised of the following sub-accounts,

500 Index Fund B Series NAV
500 Index Series I
500 Index Series II
500 Index Series NAV
Active Bond Series I
Active Bond Series II
All Cap Core Series I
All Cap Core Series II
All Cap Value Series I
All Cap Value Series II
American Asset Allocation Series I
American Asset Allocation Series II
American Asset Allocation Series III
American Blue-Chip Income & Growth Series II
American Blue-Chip Income & Growth Series III
American Bond Series II
American Bond Series III
American Fundamental Holdings Series II
American Fundamental Holdings Series III
American Global Diversification Series II
American Global Growth Series II
American Global Growth Series III
American Global Small Capitalization Series II
American Global Small Capitalization Series III
American Growth Series II
American Growth Series III
American Growth-Income Series I
American Growth-Income Series II
American Growth-Income Series III
American High-Income Bond Series II
American High-Income Bond Series III
American International Series II
American International Series III
American New World Series II
American New World Series III
Balanced Series I
Basic Value
Blue Chip Growth Series I
Blue Chip Growth Series II
Capital Appreciation Series I
Capital Appreciation Series II
Capital Appreciation Value Series II
Core Allocation Plus Series I
Core Allocation Plus Series II
Core Allocation Series I
Core Allocation Series II
Core Balanced Series I
Core Balanced Series II
Core Balanced Strategy Series NAV
Core Bond Series II
Core Disciplined Diversification Series II
Core Fundamental Holdings Series II
Core Fundamental Holdings Series III
Core Global Diversification Series II
Core Global Diversification Series III
Core Strategy Series II
Core Strategy Series NAV
Disciplined Diversification Series II
DWS Equity 500 Index
Equity-Income Series I
Equity-Income Series II
Financial Services Series I
Financial Services Series II
Founding Allocation Series I
Founding Allocation Series II
Fundamental Value Series I
Fundamental Value Series II
Global Allocation
Global Bond Series I
Global Bond Series II
Global Trust Series I
Global Trust Series II
Health Sciences Series I
Health Sciences Series II
High Income Series II
High Yield Series I
High Yield Series II
International Core Series I
International Core Series II
International Equity Index A Series I
International Equity Index A Series II
International Equity Index Series NAV
International Opportunities Series II
International Small Company Series I
International Small Company Series II
International Value Series I

                  A member firm of Ernst & Young Global Limited

(ERNST & YOUNG LOGO)                                           ERNST & YOUNG LLP

International Value Series II
Investment Quality Bond Series I
Investment Quality Bond Series II
Large Cap Series I
Large Cap Series II
Large Cap Value Series I
Large Cap Value Series II
Lifestyle Aggressive Series I
Lifestyle Aggressive Series II
Lifestyle Balanced Series I
Lifestyle Balanced Series II
Lifestyle Conservative Series I
Lifestyle Conservative Series II
Lifestyle Growth Series I
Lifestyle Growth Series II
Lifestyle Moderate Series I
Lifestyle Moderate Series II
Mid Cap Index Series I
Mid Cap Index Series II
Mid Cap Stock Series I
Mid Cap Stock Series II
Mid Value Series I
Mid Value Series II
Money Market Series I
Money Market Series II
Money Market Trust B Series NAV
Mutual Shares Series I
Natural Resources Series II
Optimized All Cap Series II
Optimized Value Series II
PIMCO All Asset
Real Estate Securities Series I
Real Estate Securities Series II
Real Return Bond Series II
Science & Technology Series I
Science & Technology Series II
Short Term Government Income Series I
Short Term Government Income Series II
Small Cap Growth Series I
Small Cap Growth Series II
Small Cap Index Series I
Small Cap Index Series II
Small Cap Opportunities Series I
Small Cap Opportunities Series II
Small Cap Value Series I
Small Cap Value Series II
Small Company Value Series I
Small Company Value Series II
Smaller Company Growth Series I
Smaller Company Growth Series II
Strategic Income Opportunities Series I
Strategic Income Opportunities Series II
Total Bond Market Trust A Series II
Total Bond Market Trust A Series NAV
Total Return Series I
Total Return Series II
Total Stock Market Index Series I
Total Stock Market Index Series II
Ultra Short Term Bond Series I
Ultra Short Term Bond Series II
Utilities Series I
Utilities Series II
Value Opportunities
Value Series I
Value Series II

(ERNST & YOUNG LOGO)                                           ERNST & YOUNG LLP

as of December 31, 2010, and the related statements of operations and changes in contract owners' equity for the above mentioned sub-accounts and for the All Cap Growth Series I, All Cap Growth Series II, CGTC Overseas Equity Series II, Pacific Rim Series I, Pacific Rim Series II, Strategic Bond Series I, Strategic Bond Series II, U.S. Government Securities Series I, U.S. Government Securities Series II, and U.S. High Yield Series II sub-accounts (the "closed sub-accounts") for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2010, and the results of their and the closed sub-accounts' operations and the changes in their contract owners' equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

March 30, 2011

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                            500 Index
                              Fund B      500 Index    500 Index    500 Index    Active Bond   Active Bond
                            Series NAV     Series I    Series II    Series NAV    Series I      Series II
                           ------------  -----------  -----------  ------------  -----------  -------------
TOTAL ASSETS
Investments at fair value   $50,458,534  $58,263,082  $45,975,780  $119,890,068  $61,015,971   $315,367,714
                            ===========  ===========  ===========  ============  ===========   ============
NET ASSETS
Contracts in accumulation   $50,453,485  $58,226,570  $45,975,780  $119,890,068  $60,895,220   $315,354,406
Contracts in payout
   (annuitization)                5,049       36,512           --            --      120,751         13,308
                            -----------  -----------  -----------  ------------  -----------   ------------
Total net assets            $50,458,534  $58,263,082  $45,975,780  $119,890,068  $61,015,971   $315,367,714
                            ===========  ===========  ===========  ============  ===========   ============
Units outstanding             4,739,633    5,409,423    3,263,175     6,829,358    3,774,999     19,948,130
Unit value                  $     10.65  $     10.77  $     14.09  $      17.56  $     16.16   $      15.81
Shares                        3,211,874    5,291,833    4,191,047    11,049,776    6,283,828     32,445,238
Cost                        $56,636,418  $55,346,714  $43,396,086  $105,116,035  $58,984,478   $305,948,675

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                           All Cap Core  All Cap Core  All Cap Value  All Cap Value    American Asset        American Asset
                             Series I     Series II      Series I       Series II    Allocation Series I  Allocation Series II
                           ------------  ------------  -------------  -------------  -------------------  --------------------
TOTAL ASSETS
Investments at fair value   $49,057,091   $7,783,465    $27,158,761    $28,706,450       $158,613,499        $1,311,936,504
                            ===========   ==========    ===========    ===========       ============        ==============
NET ASSETS
Contracts in accumulation   $49,001,245   $7,783,465    $27,158,761    $28,706,450       $158,494,037        $1,311,936,504
Contracts in payout
   (annuitization)               55,846           --             --             --            119,462                    --
                            -----------   ----------    -----------    -----------       ------------        --------------
Total net assets            $49,057,091   $7,783,465    $27,158,761    $28,706,450       $158,613,499        $1,311,936,504
                            ===========   ==========    ===========    ===========       ============        ==============
Units outstanding             3,182,657      501,289      1,571,151      1,558,406         13,636,502           113,271,349
Unit value                  $     15.41   $    15.53    $     17.29    $     18.42       $      11.63        $        11.58
Shares                        2,964,175      470,869      3,252,546      3,442,020         14,406,312           119,158,629
Cost                        $43,131,562   $8,715,429    $24,439,422    $26,897,986       $123,140,803        $1,203,591,538

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                                                       American
                            American Asset         American       American Blue-Chip                                  Fundamental
                           Allocation Series   Blue-Chip Income     Income & Growth   American Bond  American Bond     Holdings
                                  III         & Growth Series II      Series III        Series II     Series III       Series II
                           -----------------  ------------------  ------------------  -------------  -------------  --------------
TOTAL ASSETS
Investments at fair value    $ 153,108,213        $ 72,210,373      $ 149,124,984     $ 669,120,976  $ 198,440,106  $1,041,331,846
                             =============        ============      =============     =============  =============  ==============
NET ASSETS
Contracts in accumulation    $ 153,108,213        $ 72,112,042      $ 149,124,984     $ 669,120,976  $ 198,440,106  $1,041,331,846
Contracts in payout
   (annuitization)                      --              98,331                 --                --             --              --
                             -------------        ------------      -------------     -------------  -------------  --------------
Total net assets             $ 153,108,213        $ 72,210,373      $ 149,124,984     $ 669,120,976  $ 198,440,106  $1,041,331,846
                             =============        ============      =============     =============  =============  ==============
Units outstanding               12,111,973           4,252,265         12,453,177        49,794,966     15,087,396      89,990,632
Unit value                   $       12.64        $      16.98      $       11.97     $       13.44  $       13.15  $        11.57
Shares                          13,918,928           6,362,148         13,161,958        55,390,809     16,454,403     100,611,773
Cost                         $ 120,912,965        $ 86,095,124      $ 119,286,760     $ 692,276,906  $ 191,014,973  $  910,226,444

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                             American                                                          American Global  American Global
                            Fundamental  American Global                                            Small            Small
                             Holdings    Diversification   American Global   American Global   Capitalization   Capitalization
                            Series III      Series II     Growth Series II  Growth Series III     Series II       Series III
                           ------------  ---------------  ----------------  -----------------  ---------------  ---------------
TOTAL ASSETS
Investments at fair value   $62,807,730   $835,495,493      $185,111,914       $3,306,132       $ 73,719,025      $34,259,379
                            ===========   ============      ============       ==========       ============      ===========
NET ASSETS
Contracts in accumulation   $62,807,730   $835,495,493      $185,111,914       $3,306,132       $ 73,696,845      $34,259,379
Contracts in payout
   (annuitization)                   --             --                --               --             22,180               --
                            -----------   ------------      ------------       ----------       ------------      -----------
Total net assets            $62,807,730   $835,495,493      $185,111,914       $3,306,132       $ 73,719,025      $34,259,379
                            ===========   ============      ============       ==========       ============      ===========
Units outstanding             4,993,703     69,807,715        15,211,203          253,969          6,333,479        2,736,959
Unit value                  $     12.58   $      11.97      $      12.17       $    13.02       $      11.64      $     12.52
Shares                        6,074,249     80,105,033        16,483,697          294,664          7,298,914        3,388,663
Cost                        $50,989,838   $746,702,930      $183,437,574       $2,643,203       $ 57,869,122      $22,455,592

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                                                                                     American             American
                                       American Growth      American Growth        Growth-Income        Growth-Income
                                          Series II            Series III            Series I             Series II
                                     --------------------  -------------------  --------------------  -------------------
TOTAL ASSETS
Investments at fair value               $1,000,428,219         $88,814,802          $155,150,297         $804,948,801
                                        ==============         ===========          ============         ============
NET ASSETS
Contracts in accumulation               $1,000,307,794         $88,814,802          $154,911,015         $804,822,509
Contracts in payout (annuitization)            120,425                  --               239,282              126,292
                                        --------------         -----------          ------------         ------------
Total net assets                        $1,000,428,219         $88,814,802          $155,150,297         $804,948,801
                                        ==============         ===========          ============         ============
Units outstanding                           54,531,045           7,318,175             9,001,189           50,327,529
Unit value                                      $18.35              $12.14                $17.24               $15.99
Shares                                      64,171,149           5,704,226            10,419,765           54,132,401
Cost                                    $1,046,702,845         $67,982,014          $114,212,320         $879,263,115

                                           American             American
                                        Growth-Income       High-Income Bond
                                          Series III           Series II
                                     --------------------  -------------------
TOTAL ASSETS
Investments at fair value                $79,059,574          $57,072,545
                                         ===========          ===========
NET ASSETS
Contracts in accumulation                $79,059,574          $57,072,545
Contracts in payout (annuitization)               --                   --
                                         -----------          -----------
Total net assets                         $79,059,574          $57,072,545
                                         ===========          ===========
Units outstanding                          6,612,997            4,169,615
Unit value                                    $11.96               $13.69
Shares                                     5,320,294            5,221,642
Cost                                     $61,265,142          $52,864,594

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                          American              American            American
                                      High-Income Bond       International        International          American New
                                         Series III            Series II            Series III          World Series II
                                     --------------------  -------------------  --------------------  -------------------
TOTAL ASSETS
Investments at fair value                 $41,956,986         $646,557,385          $32,941,468           $88,318,846
                                          ===========         ============          ===========           ===========
NET ASSETS
Contracts in accumulation                 $41,956,986         $646,510,163          $32,941,468           $88,318,846
Contracts in payout (annuitization)                --               47,222                   --                    --
                                          -----------         ------------          -----------           -----------
Total net assets                          $41,956,986         $646,557,385          $32,941,468           $88,318,846
                                          ===========         ============          ===========           ===========
Units outstanding                           2,741,483           28,123,148            2,698,737             6,201,476
Unit value                                     $15.30               $22.99               $12.21                $14.24
Shares                                      3,845,736           39,641,777            2,023,432             6,427,864
Cost                                      $40,597,963         $714,436,628          $30,556,111           $72,983,091

                                      American New World
                                         Series III         Balanced Series I
                                     --------------------  --------------------
TOTAL ASSETS                              $2,680,931            $444,462
Investments at fair value                 ==========            ========
NET ASSETS
Contracts in accumulation                 $2,680,931            $444,462
Contracts in payout (annuitization)               --                  --
                                          ----------            --------
Total net assets                           2,680,931            $444,462
                                          ==========            ========
Units outstanding                            198,213              26,947
Unit value                                    $13.53              $16.49
Shares                                       195,403              27,201
Cost                                      $2,071,904            $413,707

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                                            Capital
                                                            Blue Chip Growth     Blue Chip Growth        Appreciation
                                      Basic Value Focus         Series I             Series II             Series I
                                     --------------------  -------------------  --------------------  -------------------
TOTAL ASSETS
Investments at fair value                $ 8,946,215           $259,340,957         $118,730,598         $171,776,665
                                         ===========           ============         ============         ============
NET ASSETS
Contracts in accumulation                $ 8,946,215           $258,905,009         $118,730,598         $171,469,497
Contracts in payout (annuitization)               --                435,948                   --              307,168
                                         -----------           ------------         ------------         ------------
Total net assets                         $ 8,946,215           $259,340,957         $118,730,598         $171,776,665
                                         ===========           ============         ============         ============
Units outstanding                            381,772             12,612,101            7,825,611           17,221,010
Unit value                               $     23.43           $      20.56         $      15.17         $       9.97
Shares                                       751,152             12,806,961            5,892,337           17,281,355
Cost                                     $10,549,356           $203,418,444         $104,416,447         $155,466,086

                                           Capital             Capital
                                        Appreciation       Appreciation Value    Core Allocation       Core Allocation
                                          Series II            Series II         Plus Series I          Plus Series II
                                     --------------------  --------------------  -----------------    -------------------
TOTAL ASSETS
Investments at fair value                $73,640,663           $312,548,497         $21,488,642          $152,253,507
                                         ===========           ============         ===========          ============
NET ASSETS
Contracts in accumulation                $73,640,663           $312,548,497         $21,488,642          $152,253,507
Contracts in payout (annuitization)               --                     --                  --                    --
                                         -----------           ------------         -----------          ------------
Total net assets                         $73,640,663           $312,548,497         $21,488,642          $152,253,507
                                        ============           ============          ===========         ============
Units outstanding                          4,935,879             24,072,871           1,752,947            12,998,029
Unit value                              $      14.92           $      12.98         $     12.26          $      11.71
Shares                                     7,476,210             27,201,784           1,973,246            13,968,212
Cost                                    $ 64,389,644           $259,170,719         $17,677,086          $120,783,131

                                       Core Allocation
                                           Series I
                                     --------------------
TOTAL ASSETS
Investments at fair value                $10,233,844
                                         ===========
NET ASSETS
Contracts in accumulation                $10,233,844
Contracts in payout (annuitization)               --
                                         -----------
Total net assets                         $10,233,844
                                         ===========
Units outstanding                            629,232
Unit value                               $     16.26
Shares                                       642,426
Cost                                     $ 9,597,340

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                                        Core Balanced
                                       Core Allocation       Core Balanced         Core Balanced       Strategy Series
                                          Series II             Series I             Series II               NAV
                                     --------------------  -------------------  --------------------  -------------------
TOTAL ASSETS
Investments at fair value                   $68,382,212         $19,080,753         $125,983,980          $3,531,428
                                            ===========         ===========         ============          ==========
NET ASSETS
Contracts in accumulation                   $68,382,212         $19,080,753         $125,983,980          $3,531,428
Contracts in payout (annuitization)                  --                  --                   --                  --
                                            -----------         -----------         ------------          ----------
Total net assets                            $68,382,212         $19,080,753         $125,983,980          $3,531,428
                                            ===========         ===========         ============          ==========
Units outstanding                             4,170,840           1,163,837            7,593,444             236,823
Unit value                                  $     16.40         $     16.39         $      16.59          $    14.91
Shares                                        4,292,669           1,162,752            7,667,923             240,889
Cost                                        $64,605,617         $17,647,034         $116,202,520          $3,313,497

                                                            Core Disciplined
                                                              Diversification      Core Fundamental    Core Fundamental
                                     Core Bond Series II       Series II         Holdings Series II   Holdings Series III
                                     --------------------  -------------------  --------------------  --------------------
TOTAL ASSETS                             $12,759,623          $137,776,253          $207,376,559          $19,707,379
Investments at fair value                ===========          ============          ============          ===========

NET ASSETS
Contracts in accumulation                $12,759,623          $137,776,253          $207,376,559          $19,707,379
Contracts in payout (annuitization)               --                    --                    --                   --
                                         -----------          ------------         -------------         ------------
Total net assets                         $12,759,623          $137,776,253          $207,376,559         $ 19,707,379
                                         ===========          ============         =============         ============
Units outstanding                            832,592             8,099,043            13,036,021            1,248,298
Unit value                              $      15.33          $      17.01          $      15.91         $      15.79
Shares                                       932,721             8,171,782            13,175,131            1,253,650
Cost                                     $12,472,974          $127,311,596          $193,123,703         $ 18,323,648


                                        Core Global
                                       Diversification
                                          Series II
                                     --------------------
TOTAL ASSETS
Investments at fair value                $256,911,318
                                         ============
NET ASSETS
Contracts in accumulation                $256,911,318
Contracts in payout (annuitization)                --
                                         ------------
Total net assets                         $256,911,318
                                         ============
Units outstanding                          15,839,532
Unit value                                     $16.22
Shares                                     16,036,911
Cost                                     $244,776,360

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                             Core Global                                    Disciplined
                           Diversification  Core Strategy  Core Strategy  Diversification  DWS Equity 500  Equity-Income
                              Series III      Series II      Series NAV      Series II          Index         Series I
                           ---------------  -------------  -------------  ---------------  --------------  -------------
TOTAL ASSETS
Investments at fair value    $16,128,240     $623,297,898    $7,020,193     $231,251,430     $15,949,563    $263,326,216
                             ===========     ============    ==========     ============     ===========    ============
NET ASSETS
Contracts in accumulation    $16,128,240     $623,288,054    $7,020,193     $231,251,430     $15,942,573    $262,753,228
Contracts in payout
   (annuitization)                    --            9,844            --               --           6,990         572,988
                             -----------     ------------    ----------     ------------     -----------    ------------
Total net assets             $16,128,240     $623,297,898    $7,020,193     $231,251,430     $15,949,563    $263,326,216
                             ===========     ============    ==========     ============     ===========    ============
Units outstanding              1,002,873       46,039,851       442,179       18,143,084         817,237       9,698,477
Unit value                   $     16.08     $      13.54    $    15.88     $      12.75     $     19.52    $      27.15
Shares                         1,008,015       49,078,575       554,080       18,755,185       1,212,895      18,985,308
Cost                         $15,323,484     $563,994,712    $6,277,487     $169,688,956     $15,647,046    $292,360,484

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                   Founding        Founding
                           Equity-Income      Financial      Financial Services   Allocation  Allocation Series  Fundamental Value
                             Series II    Services Series I       Series II        Series I           II              Series I
                           -------------  -----------------  ------------------  -----------  -----------------  -----------------
TOTAL ASSETS
Investments at fair value   $153,299,569     $15,858,482         $27,065,009     $46,365,557    $1,242,477,961      $350,229,792
                            ============     ===========         ===========     ===========    ==============      ============
NET ASSETS
Contracts in accumulation   $153,299,569     $15,858,482         $27,044,560     $46,365,557    $1,242,477,961      $349,584,376
Contracts in payout
   (annuitization)                    --              --              20,449              --                --           645,416
                            ------------     -----------         -----------     -----------    --------------      ------------
Total net assets            $153,299,569     $15,858,482         $27,065,009     $46,365,557    $1,242,477,961      $350,229,792
                            ============     ===========         ===========     ===========    ==============      ============
Units outstanding             10,031,313       1,177,395           1,905,931       3,738,258       116,260,096        24,123,130
Unit value                  $      15.28     $     13.47         $     14.20     $     12.40    $        10.69      $      14.52
Shares                        11,076,558       1,339,399           2,295,590       4,659,855       124,621,661        24,474,479
Cost                        $158,101,505     $13,785,568         $23,250,338     $37,571,592    $1,350,838,946      $261,687,490

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                           Fundamental Value                     Global Bond Series   Global Bond  Global Trust  Global Trust
                               Series II      Global Allocation           I            Series II     Series I      Series II
                           -----------------  -----------------  ------------------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value     $295,598,627        $1,042,369         $74,033,589     $176,267,228  $153,628,071   $28,926,453
                              ============        ==========         ===========     ============  ============   ===========
NET ASSETS
Contracts in accumulation     $295,598,405        $1,042,369         $73,993,939     $176,224,794  $153,461,876   $28,845,521
Contracts in payout
   (annuitization)                     222                --              39,650           42,434       166,195        80,932
                              ------------        ----------         -----------     ------------  ------------   -----------
Total net assets              $295,598,627        $1,042,369         $74,033,589     $176,267,228  $153,628,071   $28,926,453
                              ============        ==========         ===========     ============  ============   ===========
Units outstanding               19,503,761            63,663           2,708,334        8,787,208     8,540,014     1,903,905
Unit value                    $      15.16        $    16.37         $     27.34     $      20.06  $      17.99   $     15.19
Shares                          20,685,698            64,623           5,730,154       13,727,977    10,609,673     2,003,217
Cost                          $284,608,609        $  804,436         $74,230,278     $177,656,632  $138,230,014   $34,117,648

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                           Health Sciences  Health Sciences  High Income   High Yield   High Yield   International Core
                              Series I         Series II      Series II     Series I     Series II        Series I
                           ---------------  ---------------  -----------  -----------  ------------  ------------------
TOTAL ASSETS
Investments at fair value    $39,069,026      $50,728,339    $21,157,800  $61,746,763  $ 81,173,525      $35,235,824
                             ===========      ===========    ===========  ===========  ============      ===========
NET ASSETS
Contracts in accumulation    $39,066,320      $50,728,036    $21,157,800  $61,662,969  $ 81,104,482      $35,143,570
Contracts in payout
   (annuitization)                 2,706              303             --       83,794        69,043           92,254
                             -----------      -----------    -----------  -----------  ------------      -----------
Total net assets             $39,069,026      $50,728,339    $21,157,800  $61,746,763  $ 81,173,525      $35,235,824
                             ===========      ===========    ===========  ===========  ============      ===========
Units outstanding              1,906,926        2,390,785      1,686,852    3,165,866     4,143,022        2,397,063
Unit value                   $     20.49      $     21.22    $     12.54  $     19.50  $      19.59      $     14.70
Shares                         2,512,477        3,330,817      2,950,879   10,395,078    13,483,974        3,606,533
Cost                         $34,190,133      $42,848,869    $27,131,323  $75,882,187  $102,347,201      $44,091,229

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                      International  International  International    International
                           International Core  International Equity  Equity Index A   Equity Index  Opportunities        Small
                                Series II        Index A Series I       Series II      Series NAV     Series II    Company Series I
                           ------------------  --------------------  --------------  -------------  -------------  ----------------
TOTAL ASSETS
Investments at fair value      $26,532,534          $31,951,350        $37,022,915    $23,430,507    $35,028,799      $46,828,834
                               ===========          ===========        ===========    ===========    ===========      ===========
NET ASSETS
Contracts in accumulation      $26,506,195          $31,907,841        $37,022,915    $23,408,362    $35,028,799      $46,811,646
Contracts in payout
   (annuitization)                  26,339               43,509                 --         22,145             --           17,188
                               -----------          -----------        -----------    -----------    -----------      -----------
Total net assets               $26,532,534          $31,951,350        $37,022,915    $23,430,507    $35,028,799      $46,828,834
                               ===========          ===========        ===========    ===========    ===========      ===========
Units outstanding                1,664,456            1,662,444          1,997,980      2,165,506      2,260,528        3,157,022
Unit value                     $     15.94          $     19.22        $     18.53    $     10.82    $     15.50      $     14.83
Shares                           2,693,658            2,886,301          3,341,418      1,470,842      2,773,460        4,459,889
Cost                           $31,090,732          $37,935,764        $43,717,400    $27,090,258    $31,798,120      $40,407,875

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                           International                                                        Investment
                           Small Company   International   International   Investment Quality  Quality Bond
                             Series II    Value Series I  Value Series II     Bond Series I     Series II    Large Cap Series I
                           -------------  --------------  ---------------  ------------------  ------------  ------------------
TOTAL ASSETS
Investments at fair value   $30,455,967    $123,081,173     $118,156,444      $175,113,209     $129,806,350     $125,850,072
                            ===========    ============     ============      ============     ============     ============
NET ASSETS
Contracts in accumulation   $30,455,967    $122,953,410     $118,103,711      $174,759,320     $129,806,350     $125,627,143
Contracts in payout
   (annuitization)                   --         127,763           52,733           353,889               --          222,929
                            -----------    ------------     ------------      ------------     ------------     ------------
Total net assets            $30,455,967    $123,081,173     $118,156,444      $175,113,209     $129,806,350     $125,850,072
                            ===========    ============     ============      ============     ============     ============
Units outstanding             2,060,195       6,981,981        6,118,995         9,829,080        7,579,754        9,393,946
Unit value                  $     14.78    $      17.63     $      19.31      $      17.82     $      17.13     $      13.40
Shares                        2,900,568      10,171,998        9,781,163        15,496,744       11,477,131       10,182,045
Cost                        $26,478,600    $151,118,306     $141,295,159      $171,485,852     $128,894,260     $155,309,987

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                            Lifestyle     Lifestyle
                            Large Cap   Large Cap Value  Large Cap Value   Aggressive    Aggressive   Lifestyle Balanced
                            Series II       Series I        Series II       Series I      Series II        Series I
                           -----------  ---------------  ---------------  ------------  ------------  ------------------
TOTAL ASSETS
Investments at fair value  $ 9,264,372    $18,618,092      $20,765,263    $103,196,685  $188,589,090     $699,738,018
                           ===========    ===========      ===========    ============  ============     ============
NET ASSETS
Contracts in accumulation  $ 9,264,155    $18,618,092      $20,763,442    $103,196,455  $188,589,090     $699,597,440
Contracts in payout
   (annuitization)                 217             --            1,821             230            --          140,578
                           -----------    -----------      -----------    ------------  ------------     ------------
Total net assets           $ 9,264,372    $18,618,092      $20,765,263    $103,196,685  $188,589,090     $699,738,018
                           ===========    ===========      ===========    ============  ============     ============
Units outstanding              704,457        994,260        1,126,491       6,183,737    11,278,274       40,353,556
Unit value                 $     13.15    $     18.73      $     18.43    $      16.69  $      16.72     $      17.34
Shares                         751,368      1,120,222        1,252,428      12,358,884    22,639,747       59,602,897
Cost                       $10,163,130    $21,600,883      $23,616,190    $109,826,500  $207,623,840     $687,379,182

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                 Lifestyle      Lifestyle
                                Lifestyle      Conservative   Conservative   Lifestyle Growth  Lifestyle Growth      Lifestyle
                           Balanced Series II    Series I       Series II        Series I          Series II     Moderate Series I
                           ------------------  ------------  --------------  ----------------  ----------------  -----------------
TOTAL ASSETS
Investments at fair value   $ 9,859,909,037   $220,273,901   $2,342,621,033     $595,817,023    $12,206,252,598    $265,027,006
                            ===============   ============   ==============     ============    ===============    ============
NET ASSETS
Contracts in accumulation   $ 9,859,254,997   $220,143,301   $2,342,621,033     $594,988,916    $12,206,181,454    $263,216,485
Contracts in payout
   (annuitization)                  654,040        130,600               --          828,107             71,144       1,810,521
                            ---------------   ------------   --------------     ------------    ---------------    ------------
Total net assets            $ 9,859,909,037   $220,273,901   $2,342,621,033     $595,817,023    $12,206,252,598    $265,027,006
                            ===============   ============   ==============     ============    ===============    ============
Units outstanding               606,988,062     11,547,707      141,829,250       36,719,632        778,123,464      14,331,890
Unit value                  $         16.24   $      19.08   $        16.52     $      16.23    $         15.69    $      18.49
Shares                          843,448,164     17,523,779      187,259,875       52,173,119      1,070,723,912      22,067,195
Cost                        $10,277,872,583   $203,693,566   $2,143,399,810     $590,030,483    $13,223,808,783    $249,527,626

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                     Lifestyle Moderate  Mid Cap Index  Mid Cap Index  Mid Cap Stock  Mid Cap Stock     Mid Value
                                          Series II         Series I      Series II       Series I      Series II       Series I
                                     ------------------  -------------  -------------  -------------  -------------  ---------------
TOTAL ASSETS
Investments at fair value              $2,947,541,565     $41,948,523    $81,259,636    $183,428,550   $117,686,505    $82,548,250
                                       ==============     ===========    ===========    ============   ============    ===========
NET ASSETS
Contracts in accumulation              $2,947,540,031     $41,938,452    $81,251,385    $183,391,755   $117,686,205    $82,468,267
Contracts in payout (annuitization)             1,534          10,071          8,251          36,795            300         79,983
                                       --------------     -----------     ----------    ------------   ------------    -----------
Total net assets                       $2,947,541,565     $41,948,523    $81,259,636    $183,428,550   $117,686,505    $82,548,250
                                       ==============     ===========    ===========    ============   ============    ===========
Units outstanding                         182,150,799       1,987,088      4,171,865      10,955,501      5,660,485      4,753,528
Unit value                             $        16.18     $     21.11    $     19.48    $      16.74   $      20.79    $     17.37
Shares                                    246,449,964       2,364,629      4,590,940      12,981,497      8,503,360      7,423,404
Cost                                   $2,845,586,930     $36,889,795    $71,447,716    $181,137,145   $111,466,063    $56,018,077

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                       Money Market                      Natural
                                         Mid Value        Money Market   Money Market     Trust B     Mutual Shares     Resources
                                          Series II        Series I       Series II      Series NAV      Series I       Series II
                                     ------------------  -------------  -------------  -------------  -------------  ---------------
TOTAL ASSETS
Investments at fair value               $93,543,848       $176,238,503   $826,856,225   $26,235,859    $172,165,587   $174,978,526
                                        ===========       ============   ============   ===========    ============   ============
NET ASSETS:
Contracts in accumulation               $93,543,848       $176,054,820   $826,605,252   $26,235,859    $172,165,587   $174,802,273
Contracts in payout (annuitization)              --            183,683        250,973            --              --        176,253
                                        -----------       ------------   ------------   -----------    ------------   ------------
Total net assets                        $93,543,848       $176,238,503   $826,856,225   $26,235,859    $172,165,587   $174,978,526
                                        ===========       ============   ============   ===========    ============   ============
Units outstanding                         5,480,922         11,384,953     65,834,885     2,097,486      14,733,437      4,483,909
Unit value                              $     17.07       $      15.48   $      12.56   $     12.51    $      11.69   $      39.02
Shares                                    8,412,217        176,238,503    826,856,225    26,235,859      17,496,503     13,865,176
Cost                                    $63,599,961       $176,238,503   $826,856,225   $26,235,859    $139,150,352   $113,464,741

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                           Optimized                    Real Estate    Real Estate   Real Return
                                     Optimized All Cap       Value          PIMCO       Securities      Securities       Bond
                                         Series II         Series II      All Asset      Series I      Series II      Series II
                                     ------------------  -------------  -------------  -------------  -------------  -----------
TOTAL ASSETS
Investments at fair value               $63,655,323       $11,584,339    $31,946,884    $55,339,432    $72,145,442   $77,015,800
                                        ===========       ===========    ===========    ===========    ===========   ===========
NET ASSETS:
Contracts in accumulation               $63,655,323       $11,578,833    $31,946,884    $55,247,680    $72,127,173   $76,995,605
Contracts in payout (annuitization)              --             5,506             --         91,752         18,269        20,195
                                        -----------       -----------    -----------    -----------    -----------   -----------
Total net assets                        $63,655,323       $11,584,339    $31,946,884    $55,339,432    $72,145,442   $77,015,800
                                        ===========       ===========    ===========    ===========    ===========   ===========
Units outstanding                         3,600,142           850,818      1,849,601      1,872,263      3,033,454     4,727,373
Unit value                              $     17.68       $     13.62    $     17.27    $     29.56    $     23.78   $     16.29
Shares                                    4,942,184         1,170,135      2,888,507      4,867,144      6,334,104     6,720,401
Cost                                    $77,727,986       $15,391,016    $31,095,530    $50,073,761    $61,161,312   $81,564,499

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                         Short Term     Short Term
                                          Science &        Science &     Government     Government      Small Cap     Small Cap
                                         Technology       Technology       Income         Income         Growth        Growth
                                          Series I         Series II      Series I       Series II      Series I      Series II
                                        -------------     -----------    -----------    -----------    ----------    -----------
TOTAL ASSETS
Investments at fair value               $113,407,716      $53,799,402    $81,022,325    $74,873,928     $203,460     $33,603,888
                                        ============      ===========    ===========    ===========     ========     ===========
NET ASSETS:
Contracts in accumulation               $113,305,310      $53,798,668    $80,919,004    $74,817,860     $203,460     $33,603,888
Contracts in payout (annuitization)          102,406              734        103,321         56,068           --              --
                                        ------------     ------------    -----------    -----------     --------     -----------
Total net assets                        $113,407,716      $53,799,402    $81,022,325    $74,873,928     $203,460     $33,603,888
                                        ============      ===========    ===========    ===========     ========     ===========
Units outstanding                          8,373,854        3,165,493      6,421,693      5,946,931       15,250       1,880,038
Unit value                              $      13.54      $     17.00    $     12.62    $     12.59     $  13.34     $     17.87
Shares                                     6,706,547        3,225,384      6,271,078      5,790,714       20,105       3,367,123
Cost                                    $ 79,000,491      $39,665,172    $80,882,291    $74,770,134     $168,945     $25,099,222

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                                                               Small Cap      Small Cap
                           Small Cap Index  Small Cap Index  Opportunities  Opportunities  Small Cap Value  Small Cap Value
                               Series I        Series II        Series I      Series II       Series I         Series II
                           ---------------  ---------------  -------------  -------------  ---------------  ---------------
TOTAL ASSETS
Investments at fair value    $18,602,242      $64,424,978     $33,857,311    $34,524,461       $416,303       $49,173,911
                             ===========      ===========     ===========    ===========       ========       ===========
NET ASSETS:
Contracts in accumulation    $18,595,501      $64,399,401     $33,849,736    $34,524,461       $416,303       $49,172,210
Contracts in payout
   (annuitization)                 6,741           25,577           7,575             --             --             1,701
                             -----------      -----------     -----------    -----------       --------       -----------
Total net assets             $18,602,242      $64,424,978     $33,857,311    $34,524,461       $416,303       $49,173,911
                             ===========      ===========     ===========    ===========       ========       ===========
Units outstanding              1,068,443        3,569,664       1,570,258      1,696,568         26,807         2,769,478
Unit value                   $     17.41      $     18.05     $     21.56    $     20.35       $  15.53       $     17.76
Shares                         1,327,783        4,611,666       1,729,178      1,775,950         22,027         2,607,312
Cost                         $17,650,849      $65,740,164     $32,476,529    $30,804,580       $290,886       $38,517,032


        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                                                                                               Strategic Income  Strategic Income
                            Small Company   Small Company   Smaller Company   Smaller Company    Opportunities    Opportunities
                           Value Series I  Value Series II  Growth Series I  Growth Series II       Series I         Series II
                           --------------  ---------------  ---------------  ----------------  ----------------  ----------------
TOTAL ASSETS
Investments at fair value   $77,464,248      $79,849,833      $38,475,742       $23,082,682       $74,817,907       $78,797,970
                            ===========      ===========      ===========       ===========       ===========       ===========
NET ASSETS:
Contracts in accumulation   $77,342,202      $79,849,833      $38,449,620       $23,082,682       $74,761,341       $78,797,970
Contracts in payout
   (annuitization)              122,046               --           26,122                --            56,566                --
                            -----------      -----------      -----------       -----------       -----------       -----------
Total net assets            $77,464,248      $79,849,833      $38,475,742       $23,082,682       $74,817,907       $78,797,970
                            ===========      ===========      ===========       ===========       ===========       ===========
Units outstanding             3,137,803        3,907,714        2,377,741         1,432,916         4,069,460         4,425,957
Unit value                  $     24.69      $     20.43      $     16.18       $     16.11       $     18.39       $     17.80
Shares                        4,538,034        4,716,470        2,187,364         1,315,253         5,344,136         5,620,397
Cost                        $77,242,307      $78,006,418      $30,027,630       $18,315,557       $78,914,409       $82,371,101

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                                                                                                                   Total Stock
                           Total Bond Market   Total Bond Market  Total Return  Total Return  Total Stock Market  Market Index
                           Trust A Series II  Trust A Series NAV    Series I      Series II     Index Series I      Series II
                           -----------------  ------------------  ------------  ------------  ------------------  ------------
TOTAL ASSETS
Investments at fair value     $40,747,472         $85,281,810     $234,958,922  $310,048,956      $13,294,922      $39,945,478
                              ===========         ===========     ============  ============      ===========      ===========
NET ASSETS:
Contracts in accumulation     $40,747,472         $85,281,810     $234,840,982  $309,891,623      $13,233,787      $39,880,643
Contracts in payout
   (annuitization)                     --                  --          117,940       157,333           61,135           64,835
                              -----------         -----------     ------------  ------------      -----------      -----------
Total net assets              $40,747,472         $85,281,810     $234,958,922  $310,048,956      $13,294,922      $39,945,478
                              ===========         ===========     ============  ============      ===========      ===========
Units outstanding               3,043,431           6,261,790       11,096,418    17,037,465        1,104,523        2,546,504
Unit value                    $     13.39         $     13.62     $      21.17  $      18.20      $     12.04      $     15.69
Shares                          2,948,442           6,179,841       16,260,133    21,471,534        1,135,348        3,419,990
Cost                          $41,886,420         $85,950,095     $226,054,228  $300,145,645      $12,837,750      $41,675,603

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                            Ultra Short     Ultra Short
                               Term            Term        Utilities    Utilities      Value         Value
                           Bond Series I  Bond Series II    Series I    Series II     Series I     Series II
                           -------------  --------------  -----------  -----------  ------------  -----------
TOTAL ASSETS
Investments at fair value     $677,300      $35,417,887   $22,950,840  $26,637,339  $104,427,585  $31,318,089
                              ========      ===========   ===========  ===========  ============  ===========
NET ASSETS:
Contracts in accumulation     $677,300      $35,417,887   $22,939,579  $26,637,339  $104,221,028  $31,318,089
Contracts in payout
   (annuitization)                  --               --        11,261           --       206,557           --
                              --------      -----------   -----------  -----------  ------------  -----------
Total net assets              $677,300      $35,417,887   $22,950,840  $26,637,339  $104,427,585  $31,318,089
                              ========      ===========   ===========  ===========  ============  ===========
Units outstanding               54,305        2,854,429     1,163,379      907,563     5,103,953    1,627,685
Unit value                    $  12.47      $     12.41   $     19.73  $     29.35  $      20.46  $     19.24
Shares                          54,798        2,865,525     1,975,115    2,310,264     6,287,031    1,891,189
Cost                          $682,738      $35,723,253   $23,332,280  $27,128,965  $ 97,171,571  $26,640,225

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                              Value
                           Opportunities
                           --------------
TOTAL ASSETS
Investments at fair value     $4,893,343
                              ==========
NET ASSETS:
Contracts in accumulation     $4,893,343
Contracts in payout
   (annuitization)                    --
                              ----------
Total net assets              $4,893,343
                              ==========
Units outstanding                142,766
Unit value                    $    34.28
Shares                           277,715
Cost                          $5,478,854

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         500
                               Index Fund B Series NAV     500 Index Series I         500 Index Series II
                              ------------------------  -------------------------  ------------------------
                                  2010         2009         2010         2009          2010         2009
                              -----------  -----------  -----------  ------------  -----------  -----------
Income:
   Dividend distributions
      received                $   838,831  $   998,910  $   712,647  $    798,875  $   520,250  $   603,615
Expenses:
   Mortality and expense
      risk and
      administrative charges     (760,459)    (700,288)    (778,909)     (741,247)    (718,132)    (650,472)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net investment income (loss)       78,372      298,622      (66,262)       57,628     (197,882)     (46,857)
                              -----------  -----------  -----------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --           --            --           --           --
   Net realized gain (loss)    (2,599,082)  (4,145,698)    (622,386)   (4,506,477)     (34,566)  (1,785,917)
                              -----------  -----------  -----------  ------------  -----------  -----------
Realized gains (losses)        (2,599,082)  (4,145,698)    (622,386)   (4,506,477)     (34,566)  (1,785,917)
                              -----------  -----------  -----------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during
   the period                   8,516,018   14,100,729    6,898,924    14,750,211    5,442,075   10,748,760
                              -----------  -----------  -----------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              5,995,308   10,253,653    6,210,276    10,301,362    5,209,627    8,915,986
                              -----------  -----------  -----------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments              239,256      240,893      358,643       211,492      121,729      279,702
                              -----------  -----------  -----------  ------------  -----------  -----------
   Transfers between
      sub-accounts and the
      company                  (2,081,827)    (927,366)   4,795,947    (5,631,954)  (1,296,032)    (313,636)
   Withdrawals                 (4,249,603)  (2,636,543)  (5,465,486)   (5,559,814)  (3,779,084)  (2,417,930)
   Annual contract fee           (288,659)    (308,144)    (192,529)     (215,712)    (205,816)    (217,443)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,380,833)  (3,631,160)    (503,425)  (11,195,988)  (5,159,203)  (2,669,307)
                              -----------  -----------  -----------  ------------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        (385,525)   6,622,493    5,706,851      (894,626)      50,424    6,246,679
Contract owners' equity at
   beginning of period         50,844,059   44,221,566   52,556,231    53,450,857   45,925,356   39,678,677
                              -----------  -----------  -----------  ------------  -----------  -----------
Contract owners' equity at
   end of period              $50,458,534  $50,844,059  $58,263,082  $ 52,556,231  $45,975,780  $45,925,356
                              ===========  ===========  ===========  ============  ===========  ===========

                                  2010         2009         2010         2009          2010         2009
                              -----------  -----------  -----------  ------------  -----------  -----------
Units, beginning of period      5,401,407    5,843,640    5,498,354     6,938,793    3,663,218    3,916,772
Units issued                       93,957      333,966      851,694       700,589      143,192      514,540
Units redeemed                    755,731      776,199      940,625     2,141,028      543,235      768,094
                              -----------  -----------  -----------  ------------  -----------  -----------
Units, end of period            4,739,633    5,401,407    5,409,423     5,498,354    3,263,175    3,663,218
                              ===========  ===========  ===========  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 500 Index Series NAV       Active Bond Series I        Active Bond Series II
                              -------------------------  --------------------------  --------------------------
                                  2010          2009         2010          2009          2010          2009
                              ------------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                $  1,656,401  $   579,362  $  4,535,404  $  4,542,090  $ 21,507,470  $ 20,504,593
Expenses:
   Mortality and expense
      risk and
      administrative charges      (739,998)    (131,865)     (945,422)     (957,918)   (5,056,034)   (4,662,260)
                              ------------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)       916,403      447,497     3,589,982     3,584,172    16,451,436    15,842,333
                              ------------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --           --            --            --            --            --
   Net realized gain (loss)      2,156,905      193,582       382,045    (1,997,718)    1,185,687    (6,300,198)
                              ------------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)          2,156,905      193,582       382,045    (1,997,718)    1,185,687    (6,300,198)
                              ------------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                   10,869,867    3,904,167     3,422,104    11,663,091    17,181,260    48,040,578
                              ------------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              13,943,175    4,545,246     7,394,131    13,249,545    34,818,383    57,582,713
                              ------------  -----------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            30,990,275   37,276,523        99,144        96,236     1,233,293     1,839,340
   Transfers between
      sub-accounts and the
      company                   30,778,523    7,470,843    (2,985,315)   (1,473,096)   (5,292,300)    5,720,051
   Withdrawals                  (2,349,485)     (43,257)  (10,037,023)  (10,011,733)  (32,022,618)  (21,363,978)
   Annual contract fee          (1,543,904)  (1,177,871)     (104,966)     (107,434)   (1,211,209)   (1,281,837)
                              ------------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 57,875,409   43,526,238   (13,028,160)  (11,496,027)  (37,292,834)  (15,086,424)
                              ------------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       71,818,584   48,071,484    (5,634,029)    1,753,518    (2,474,451)   42,496,289
Contract owners' equity at
   beginning of period          48,071,484           --    66,650,000    64,896,482   317,842,165   275,345,876
                              ------------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $119,890,068  $48,071,484  $ 61,015,971  $ 66,650,000  $315,367,714  $317,842,165
                              ============  ===========  ============  ============  ============  ============

                                  2010          2009         2010          2009          2010          2009
                              ------------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period       3,111,404           --     4,629,413     5,542,442    22,493,252    23,846,814
Units issued                     4,244,472    3,191,284       382,702       322,366     2,103,112     2,179,147
Units redeemed                     526,518       79,880     1,237,116     1,235,395     4,648,234     3,532,709
                              ------------  -----------  ------------  ------------  ------------  ------------
Units, end of period             6,829,358    3,111,404     3,774,999     4,629,413    19,948,130    22,493,252
                              ============  ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                All Cap Core Series I    All Cap Core Series II      All Cap Growth Series I
                              ------------------------  ------------------------   --------------------------
                                  2010         2009         2010         2009          2010          2009
                              -----------  -----------  -----------  -----------   ------------  ------------
Income:
   Dividend distributions
      received                $   487,384  $   741,852  $    60,669  $   103,037   $    150,479  $    496,760
Expenses:
   Mortality and expense
      risk and
      administrative charges     (703,161)    (692,122)    (120,042)    (117,006)      (358,393)   (1,055,630)
                              -----------  -----------  -----------  -----------   ------------  ------------
Net investment income (loss)     (215,777)      49,730      (59,373)     (13,969)      (207,914)     (558,870)
                              -----------  -----------  -----------  -----------   ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --           --           --             --            --
   Net realized gain (loss)     1,844,254       33,795     (460,694)    (676,315)     4,860,094    (1,992,640)
                              -----------  -----------  -----------  -----------   ------------  ------------
Realized gains (losses)         1,844,254       33,795     (460,694)    (676,315)     4,860,094    (1,992,640)
                              -----------  -----------  -----------  -----------   ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                   3,468,174   11,082,174    1,270,654    2,451,116     (1,668,817)   15,009,820
                              -----------  -----------  -----------  -----------   ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              5,096,651   11,165,699      750,587    1,760,832      2,983,363    12,458,310
                              -----------  -----------  -----------  -----------   ------------  ------------
Changes from principal
   transactions:
   Purchase payments              160,273      167,076       35,023       32,117        112,291       335,793
   Transfers between
      sub-accounts and the
      company                  (2,391,553)  (3,335,426)    (333,163)    (404,536)   (75,552,023)   (6,213,835)
   Withdrawals                 (4,968,989)  (4,971,067)    (898,573)    (621,068)    (3,140,498)   (7,276,749)
   Annual contract fee           (116,785)    (127,468)     (40,365)     (46,596)       (69,449)     (211,174)
                              -----------  -----------  -----------  -----------   ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (7,317,054)  (8,266,885)  (1,237,078)  (1,040,083)   (78,649,679)  (13,365,965)
                              -----------  -----------  -----------  -----------   ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      (2,220,403)   2,898,814     (486,491)     720,749    (75,666,316)     (907,655)
Contract owners' equity at
   beginning of period         51,277,494   48,378,680    8,269,956    7,549,207     75,666,316    76,573,971
                              -----------  -----------  -----------  -----------   ------------  ------------
Contract owners' equity at
   end of period              $49,057,091  $51,277,494  $ 7,783,465  $ 8,269,956   $         --  $ 75,666,316
                              ===========  ===========  ===========  ===========   ============  ============

                                  2010         2009         2010         2009          2010          2009
                              -----------  -----------  -----------  -----------   ------------  ------------
Units, beginning of period      3,691,104    4,404,983      591,460      681,898      5,758,773     6,912,443
Units issued                       67,222       76,938       30,073       21,818         34,973       176,602
Units redeemed                    575,669      790,817      120,244      112,256      5,793,746     1,330,272
                              -----------  -----------  -----------  -----------   ------------  ------------
Units, end of period            3,182,657    3,691,104      501,289      591,460             --     5,758,773
                              ===========  ===========  ===========  ===========   ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                               All Cap Growth Series II   All Cap Value Series I    All Cap Value Series II
                              -------------------------  ------------------------  ------------------------
                                  2010          2009         2010         2009         2010         2009
                              ------------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $     12,665  $    53,703  $    94,675  $   134,694  $    41,212  $    80,276
Expenses:
   Mortality and expense
      risk and
      administrative charges       (58,734)    (165,990)    (397,680)    (392,912)    (439,882)    (410,476)
                              ------------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)       (46,069)    (112,287)    (303,005)    (258,218)    (398,670)    (330,200)
                              ------------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --           --           --           --           --           --
   Net realized gain (loss)     (1,317,700)    (533,998)  (1,913,701)  (7,804,102)  (3,068,061)  (6,565,923)
                              ------------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)         (1,317,700)    (533,998)  (1,913,701)  (7,804,102)  (3,068,061)  (6,565,923)
                              ------------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during
   the period                    1,817,389    2,506,818    6,263,750   13,744,172    7,603,668   12,569,912
                              ------------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations                 453,620    1,860,533    4,047,044    5,681,852    4,136,937    5,673,789
                              ------------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                25,125       81,048      233,481      495,901      147,738      140,676
   Transfers between
      sub-accounts and the
      company                  (11,924,224)    (328,131)  (2,439,017)  (1,606,556)  (1,065,995)  (1,056,837)
   Withdrawals                    (202,334)    (654,475)  (3,059,664)  (2,771,987)  (2,723,675)  (1,876,276)
   Annual contract fee             (16,277)     (55,228)     (88,840)     (97,882)    (109,496)    (122,535)
                              ------------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (12,117,710)    (956,786)  (5,354,040)  (3,980,524)  (3,751,428)  (2,914,972)
                              ------------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (11,664,090)     903,747   (1,306,996)   1,701,328      385,509    2,758,817
Contract owners' equity at
   beginning of period          11,664,090   10,760,343   28,465,757   26,764,429   28,320,941   25,562,124
                              ------------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $         --  $11,664,090  $27,158,761  $28,465,757  $28,706,450  $28,320,941
                              ============  ===========  ===========  ===========  ===========  ===========

                                  2010          2009         2010         2009         2010         2009
                              ------------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period       1,055,350    1,159,235    1,909,806    2,222,846    1,786,802    2,008,606
Units issued                         5,241       82,583      114,738      243,752      119,576      185,228
Units redeemed                   1,060,591      186,468      453,393      556,792      347,972      407,032
                              ------------  -----------  -----------  -----------  -----------  -----------
Units, end of period                    --    1,055,350    1,571,151    1,909,806    1,558,406    1,786,802
                              ============  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    American Asset                American Asset                 American Asset
                                  Allocation Series I          Allocation Series II          Allocation Series III
                              --------------------------  ------------------------------  ---------------------------
                                  2010          2009           2010            2009           2010          2009
                              ------------  ------------  --------------  --------------  ------------  ------------
Income:
   Dividend distributions
      received                $  2,397,153  $  2,973,753  $   18,037,300  $   21,212,688  $  2,792,653  $  3,071,490
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,295,646)   (1,559,309)    (18,993,914)    (16,073,485)   (1,253,899)     (861,232)
                              ------------  ------------  --------------  --------------  ------------  ------------
Net investment income (loss)       101,507     1,414,444        (956,614)      5,139,203     1,538,754     2,210,258
                              ------------  ------------  --------------  --------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received        57,883            --         465,475      25,200,552        52,532     2,031,254
   Net realized gain (loss)      5,035,545     2,117,430     (28,011,105)    (26,382,808)   (1,563,796)     (742,095)
                              ------------  ------------  --------------  --------------  ------------  ------------
Realized gains (losses)          5,093,428     2,117,430     (27,545,630)     (1,182,256)   (1,511,264)    1,289,159
                              ------------  ------------  --------------  --------------  ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                   10,105,123    25,367,574     151,470,441     228,325,765    15,881,882    22,139,091
                              ------------  ------------  --------------  --------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              15,300,058    28,899,448     122,968,197     232,282,712    15,909,372    25,638,508
                              ------------  ------------  --------------  --------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments               351,991       189,712      32,571,132     186,857,383     4,113,553    31,406,784
   Transfers between
      sub-accounts and the
      company                   (3,720,762)  140,304,932     (58,380,645)    125,433,782    (4,598,047)   54,802,810
   Withdrawals                 (19,273,614)   (2,992,233)    (48,930,899)    (37,895,039)   (4,518,667)   (1,642,627)
   Annual contract fee            (265,405)     (180,628)     (8,351,638)     (6,470,340)     (879,116)   (1,312,816)
                              ------------  ------------  --------------  --------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (22,907,790)  137,321,783     (83,092,050)    267,925,786    (5,882,277)   83,254,151
                              ------------  ------------  --------------  --------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       (7,607,732)  166,221,231      39,876,147     500,208,498    10,027,095   108,892,659
Contract owners' equity at
   beginning of period         166,221,231            --   1,272,060,357     771,851,859   143,081,118    34,188,459
                              ------------  ------------  --------------  --------------  ------------  ------------
Contract owners' equity at
   end of period              $158,613,499  $166,221,231  $1,311,936,504  $1,272,060,357  $153,108,213  $143,081,118
                              ============  ============  ==============  ==============  ============  ============

                                  2010          2009           2010            2009           2010          2009
                              ------------  ------------  --------------  --------------  ------------  ------------
Units, beginning of period      15,780,832            --     121,061,600      89,206,351    12,626,075     3,702,897
Units issued                       301,046    17,890,867       2,682,915      39,567,417       474,094     9,197,582
Units redeemed                   2,445,376     2,110,035      10,473,166       7,712,168       988,196       274,404
                              ------------  ------------  --------------  --------------  ------------  ------------
Units, end of period            13,636,502    15,780,832     113,271,349     121,061,600    12,111,973    12,626,075
                              ============  ============  ==============  ==============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                  American Blue-Chip         American Blue-Chip
                              Income & Growth Series II  Income & Growth Series III    American Bond Series II
                              -------------------------  --------------------------  --------------------------
                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                $   798,431  $    924,739  $  2,384,966  $  1,865,479  $ 15,648,216  $ 16,054,618
Expenses:
   Mortality and expense
      risk and
      administrative charges   (1,098,175)   (1,017,489)   (1,116,514)     (552,826)  (10,347,653)   (9,660,820)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)     (299,744)      (92,750)    1,268,452     1,312,653     5,300,563     6,393,798
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --     4,644,982            --     3,298,963            --            --
   Net realized gain (loss)    (6,734,093)  (11,410,776)      663,667    (1,523,682)  (11,959,583)  (13,665,534)
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)        (6,734,093)   (6,765,794)      663,667     1,775,281   (11,959,583)  (13,665,534)
                              -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                  13,632,671    21,551,469    13,682,768    19,200,121    35,012,816    65,883,183
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              6,598,834    14,692,925    15,614,887    22,288,055    28,353,796    58,611,447
                              -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments              538,351       530,820    18,055,346    38,063,073     4,991,477    10,755,036
   Transfers between
      sub-accounts and the
      company                     600,132    (2,646,794)   15,123,604    31,993,214     4,292,648    66,548,906
   Withdrawals                 (7,997,276)   (6,280,604)   (4,238,117)     (686,951)  (51,297,658)  (31,351,372)
   Annual contract fee           (224,976)     (243,970)   (1,209,320)   (1,319,756)   (3,466,997)   (3,606,210)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (7,083,769)   (8,640,548)   27,731,513    68,049,580   (45,480,530)   42,346,360
                              -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                        (484,935)    6,052,377    43,346,400    90,337,635   (17,126,734)  100,957,807
Contract owners' equity at
   beginning of period         72,695,308    66,642,931   105,778,584    15,440,949   686,247,710   585,289,903
                              -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $72,210,373  $ 72,695,308  $149,124,984  $105,778,584  $669,120,976  $686,247,710
                              ===========  ============  ============  ============  ============  ============

                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period      4,709,739     5,409,736     9,829,728     1,817,222    53,291,427    50,087,972
Units issued                      349,933       384,483     3,391,769     8,498,595     6,977,413    10,270,854
Units redeemed                    807,407     1,084,480       768,320       486,089    10,473,874     7,067,399
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period            4,252,265     4,709,739    12,453,177     9,829,728    49,794,966    53,291,427
                              ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                               American Fundamental          American Fundamental
                               American Bond Series III         Holdings Series II           Holdings Series III
                              --------------------------  ------------------------------  -------------------------
                                  2010          2009           2010            2009           2010          2009
                              ------------  ------------  --------------  --------------  -----------   -----------
Income:
   Dividend distributions
      received                $  5,510,639  $  3,822,969  $   13,895,906  $   14,007,495  $ 1,126,045   $ 1,037,490
Expenses:
   Mortality and expense
      risk and
      administrative charges    (1,452,767)     (688,785)    (15,107,600)    (12,632,627)    (521,053)     (342,442)
                              ------------  ------------  --------------  --------------  -----------   -----------
Net investment income (loss)     4,057,872     3,134,184      (1,211,694)      1,374,868      604,992       695,048
                              ------------  ------------  --------------  --------------  -----------   -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --            --              --              --           --            --
   Net realized gain (loss)        424,634      (149,227)    (13,492,637)    (15,227,178)    (568,363)     (295,940)
                              ------------  ------------  --------------  --------------  -----------   -----------
Realized gains (losses)            424,634      (149,227)    (13,492,637)    (15,227,178)    (568,363)     (295,940)
                              ------------  ------------  --------------  --------------  -----------   -----------
Unrealized appreciation
   (depreciation) during
   the period                    3,378,051     5,716,335      97,379,866     219,712,451    5,507,922     9,945,251
                              ------------  ------------  --------------  --------------  -----------   -----------
Net increase (decrease) in
   contract owners' equity
   from operations               7,860,557     8,701,292      82,675,535     205,860,141    5,544,551    10,344,359
                              ------------  ------------  --------------  --------------  -----------   -----------
Changes from principal
   transactions:
   Purchase payments            25,854,952    48,871,060      24,214,244     191,558,004    1,938,049    12,729,835
   Transfers between
      sub-accounts and the
      company                   35,222,989    62,781,011     (35,065,136)     80,568,730     (611,111)   20,467,460
   Withdrawals                  (5,741,850)     (867,173)    (33,416,125)    (17,242,863)    (721,902)     (356,532)
   Annual contract fee          (1,657,355)   (1,686,604)     (6,608,266)     (4,684,788)    (369,746)     (476,000)
                              ------------  ------------  --------------  --------------  -----------   -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 53,678,736   109,098,294     (50,875,283)    250,199,083      235,290    32,364,763
                              ------------  ------------  --------------  --------------  -----------   -----------
Total increase (decrease)
   in contract owners'
   equity                       61,539,293   117,799,586      31,800,252     456,059,224    5,779,841    42,709,122
Contract owners' equity at
   beginning of period         136,900,813    19,101,227   1,009,531,594     553,472,370   57,027,889    14,318,767
                              ------------  ------------  --------------  --------------  -----------   -----------
Contract owners' equity at
   end of period              $198,440,106  $136,900,813  $1,041,331,846  $1,009,531,594  $62,807,730   $57,027,889
                              ============  ============  ==============  ==============  ===========   ===========

                                  2010          2009           2010            2009           2010          2009
                              ------------  ------------  --------------  --------------  -----------   -----------
Units, beginning of period      10,975,912     1,708,415      94,706,932      64,803,896    4,975,653     1,576,102
Units issued                     5,227,837     9,347,192       1,457,568      34,168,950      274,318     3,489,771
Units redeemed                   1,116,353        79,695       6,173,868       4,265,914      256,268        90,220
                              ------------  ------------  --------------  --------------  -----------   -----------
Units, end of period            15,087,396    10,975,912      89,990,632      94,706,932    4,993,703     4,975,653
                              ============  ============  ==============  ==============  ===========   ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    American Global             American Global           American Global
                               Diversification Series II       Growth Series II          Growth Series III
                              --------------------------  --------------------------  ----------------------
                                  2010          2009          2010          2009         2010        2009
                              ------------  ------------  ------------  ------------  ----------  ----------
Income:
   Dividend distributions
      received                $ 14,314,289  $ 12,192,249  $  1,636,578  $  1,368,011  $   43,346  $   27,161
Expenses:
   Mortality and expense
      risk and
      administrative charges   (12,005,021)  (10,235,102)   (2,715,387)   (2,405,886)    (26,378)    (11,676)
                              ------------  ------------  ------------  ------------  ----------  ----------
Net investment income (loss)     2,309,268     1,957,147    (1,078,809)   (1,037,875)     16,968      15,485
                              ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --            --            --     9,028,175          --      45,126
   Net realized gain (loss)    (12,986,887)  (22,426,442)   (9,547,530)  (15,812,856)     15,098     (49,868)
                              ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses)        (12,986,887)  (22,426,442)   (9,547,530)   (6,784,681)     15,098      (4,742)
                              ------------  ------------  ------------  ------------  ----------  ----------
Unrealized appreciation
   (depreciation) during
   the period                   91,403,222   228,186,107    26,988,459    60,656,051     287,626     435,613
                              ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in
   contract owners' equity
   from operations              80,725,603   207,716,812    16,362,120    52,833,495     319,692     446,356
                              ------------  ------------  ------------  ------------  ----------  ----------
Changes from principal
   transactions:
   Purchase payments            17,675,410   100,672,498     1,458,198     3,460,226     464,056   1,330,221
   Transfers between
      sub-accounts and the
      company                  (37,521,729)   12,197,470    (2,604,650)   (6,318,348)    278,340     360,679
   Withdrawals                 (26,500,204)  (14,004,326)  (11,702,528)   (6,025,063)    (58,797)    (57,044)
   Annual contract fee          (5,239,515)   (4,294,765)   (1,047,485)   (1,075,096)    (12,356)    (34,685)
                              ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (51,586,038)   94,570,877   (13,896,465)   (9,958,281)    671,243   1,599,171
                              ------------  ------------  ------------  ------------  ----------  ----------
Total increase (decrease)
   in contract owners'
   equity                       29,139,565   302,287,689     2,465,655    42,875,214     990,935   2,045,527
Contract owners' equity at
   beginning of period         806,355,928   504,068,239   182,646,259   139,771,045   2,315,197     269,670
                              ------------  ------------  ------------  ------------  ----------  ----------
Contract owners' equity at
   end of period              $835,495,493  $806,355,928  $185,111,914  $182,646,259  $3,306,132  $2,315,197
                              ============  ============  ============  ============  ==========  ==========

                                  2010          2009          2010          2009         2010        2009
                              ------------  ------------  ------------  ------------  ----------  ----------
Units, beginning of period      74,544,095    62,575,683    16,434,740    17,516,452     196,896      32,316
Units issued                       991,076    17,175,665     1,738,818     2,301,993      65,040     175,398
Units redeemed                   5,727,456     5,207,253     2,962,355     3,383,705       7,967      10,818
                              ------------  ------------  ------------  ------------  ----------  ----------
Units, end of period            69,807,715    74,544,095    15,211,203    16,434,740     253,969     196,896
                              ============  ============  ============  ============  ==========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 American Global Small     American Global Small
                               Capitalization Series II  Capitalization Series III    American Growth Series II
                              -------------------------  ------------------------  ------------------------------
                                  2010         2009          2010         2009          2010            2009
                              -----------  ------------  -----------  -----------  --------------  --------------
Income:
   Dividend distributions
      received                $   750,866  $        854  $   505,658  $    10,886  $    1,825,584  $      711,462
Expenses:
   Mortality and expense
      risk and
      administrative charges   (1,027,062)     (865,890)    (286,372)    (176,102)    (15,363,840)    (14,397,454)
                              -----------  ------------  -----------  -----------  --------------  --------------
Net investment income (loss)     (276,196)     (865,036)     219,286     (165,216)    (13,538,256)    (13,685,992)
                              -----------  ------------  -----------  -----------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      202,086     6,300,353      103,449    1,901,873              --     153,589,405
   Net realized gain (loss)    (6,181,846)  (18,905,249)   2,048,649     (865,764)    (70,523,157)    (85,838,335)
                              -----------  ------------  -----------  -----------  --------------  --------------
Realized gains (losses)        (5,979,760)  (12,604,896)   2,152,098    1,036,109     (70,523,157)     67,751,070
                              -----------  ------------  -----------  -----------  --------------  --------------
Unrealized appreciation
   (depreciation) during the
   period                      18,353,800    38,767,414    4,180,817    9,179,048     234,430,506     233,411,686
                              -----------  ------------  -----------  -----------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from operations             12,097,844    25,297,482    6,552,201   10,049,941     150,369,093     287,476,764
                              -----------  ------------  -----------  -----------  --------------  --------------
Changes from principal
   transactions:
   Purchase payments              586,857     1,596,561    1,201,330    8,941,214       6,307,068      12,623,131
   Transfers between
      sub-accounts and the
      company                  (2,286,560)    2,106,461   (2,918,837)   7,229,202     (76,522,578)    (83,162,547)
   Withdrawals                 (5,999,366)   (2,635,449)  (1,075,417)    (217,568)    (89,039,776)    (59,286,910)
   Annual contract fee           (341,425)     (340,024)    (198,223)    (321,756)     (4,143,690)     (4,395,722)
                              -----------  ------------  -----------  -----------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (8,040,494)      727,549   (2,991,147)  15,631,092    (163,398,976)   (134,222,048)
                              -----------  ------------  -----------  -----------  --------------  --------------
Total increase (decrease)
   in contract owners'
   equity                       4,057,350    26,025,031    3,561,054   25,681,033     (13,029,883)    153,254,716
Contract owners' equity at
   beginning of period         69,661,675    43,636,644   30,698,325    5,017,292   1,013,458,102     860,203,386
                              -----------  ------------  -----------  -----------  --------------  --------------
Contract owners' equity at
   end of period              $73,719,025  $ 69,661,675  $34,259,379  $30,698,325  $1,000,428,219  $1,013,458,102
                              ===========  ============  ===========  ===========  ==============  ==============

                                  2010         2009          2010         2009          2010            2009
                              -----------  ------------  -----------  -----------  --------------  --------------
Units, beginning of period      7,182,756     7,111,095    2,977,421      777,248      64,065,633      74,067,311
Units issued                    1,511,368     2,710,394      225,051    2,692,470       2,093,565       2,645,646
Units redeemed                  2,360,645     2,638,733      465,513      492,297      11,628,153      12,647,324
                              -----------  ------------  -----------  -----------  --------------  --------------
Units, end of period            6,333,479     7,182,756    2,736,959    2,977,421      54,531,045      64,065,633
                              ===========  ============  ===========  ===========  ==============  ==============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                   American Growth        American Growth-Income       American Growth-Income
                                      Series III                 Series I                    Series II
                              ------------------------  --------------------------  ---------------------------
                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  -------------
Income:
   Dividend distributions
      received                $   569,616  $   327,176  $  1,630,660  $  1,780,650  $  7,553,608  $   7,910,402
Expenses:
   Mortality and expense
      risk and
      administrative charges     (661,923)    (318,530)   (2,313,731)   (1,615,885)  (12,507,002)   (11,889,988)
                              -----------  -----------  ------------  ------------  ------------  -------------
Net investment income (loss)      (92,307)       8,646      (683,071)      164,765    (4,953,394)    (3,979,586)
                              -----------  -----------  ------------  ------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --    4,427,316            --            --            --     67,299,595
   Net realized gain (loss)       734,983   (1,473,946)    7,066,190     3,233,486   (36,129,973)   (71,280,878)
                              -----------  -----------  ------------  ------------  ------------  -------------
Realized gains (losses)           734,983    2,953,370     7,066,190     3,233,486   (36,129,973)    (3,981,283)
                              -----------  -----------  ------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the
   period                      12,977,809   10,404,061     6,943,457    33,994,519   113,748,836    200,764,627
                              -----------  -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in
   contract owners' equity
   from operations             13,620,485   13,366,077    13,326,576    37,392,770    72,665,469    192,803,758
                              -----------  -----------  ------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments           11,616,297   23,826,188       586,509       307,607     5,266,463     11,875,690
   Transfers between
      sub-accounts and the
      company                   5,083,817   16,113,380    (9,486,823)  143,198,451   (21,929,780)   (68,159,032)
   Withdrawals                 (2,437,031)    (448,506)  (18,246,136)  (11,174,967)  (68,359,852)   (46,686,242)
   Annual contract fee           (717,445)    (796,997)     (436,865)     (316,825)   (3,562,810)    (3,791,423)
                              -----------  -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                13,545,638   38,694,065   (27,583,315)  132,014,266   (88,585,979)  (106,761,007)
                              -----------  -----------  ------------  ------------  ------------  -------------
Total increase (decrease)
   in contract owners'
   equity                      27,166,123   52,060,142   (14,256,739)  169,407,036   (15,920,510)    86,042,751
Contract owners' equity at
   beginning of period         61,648,679    9,588,537   169,407,036            --   820,869,311    734,826,560
                              -----------  -----------  ------------  ------------  ------------  -------------
Contract owners' equity at
   end of period              $88,814,802  $61,648,679  $155,150,297  $169,407,036  $804,948,801  $ 820,869,311
                              ===========  ===========  ============  ============  ============  =============

                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  -------------

Units, beginning of period      5,974,669    1,283,084    10,752,046            --    55,869,154     63,942,059
Units issued                    2,025,826    4,945,734       231,184    13,403,391     3,013,396      4,381,486
Units redeemed                    682,320      254,149     1,982,041     2,651,345     8,555,021     12,454,391
                              -----------  -----------  ------------  ------------  ------------  -------------
Units, end of period            7,318,175    5,974,669     9,001,189    10,752,046    50,327,529     55,869,154
                              ===========  ===========  ============  ============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                               American Growth-Income     American High-Income      American High-Income
                                     Series III              Bond Series II           Bond Series III
                              ------------------------ -------------------------  ------------------------
                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------   ----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $ 1,109,819  $   971,091  $ 3,689,940  $ 2,985,510  $ 2,874,730  $ 1,004,140
Expenses:
   Mortality and expense
      risk and
      administrative charges     (650,772)    (395,981)    (795,156)    (684,314)    (289,781)     (33,052)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)      459,047      575,110    2,894,784    2,301,196    2,584,949      971,088
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --    2,966,602           --           --           --           --
   Net realized gain (loss)      (255,463)    (945,300)     612,991   (3,959,288)     229,846       11,417
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)          (255,463)   2,021,302      612,991   (3,959,288)     229,846       11,417
                              -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       7,844,966   12,678,472    2,684,036   15,342,774    1,440,573      (69,201)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              8,048,550   15,274,884    6,191,811   13,684,682    4,255,368      913,304
                              -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments            3,421,036   20,923,690      356,499    1,940,607   11,167,911   13,854,817
   Transfers between
      sub-accounts and the
      company                     815,918   22,799,272    1,837,274    8,704,886   11,007,241    2,551,387
   Withdrawals                 (2,457,034)    (620,638)  (4,678,177)  (2,480,226)    (912,146)      14,016
   Annual contract fee           (442,645)    (731,717)    (239,596)    (243,439)    (554,743)    (443,099)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 1,337,275   42,370,607   (2,724,000)   7,921,828   20,708,263   15,977,121
                              -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                       9,385,825   57,645,491    3,467,811   21,606,510   24,963,631   16,890,425
Contract owners' equity at
   beginning of period         69,673,749   12,028,258   53,604,734   31,998,224   16,993,355      102,930
                              -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $79,059,574  $69,673,749  $57,072,545  $53,604,734  $41,956,986  $16,993,355
                              ===========  ===========  ===========  ===========  ===========  ===========

                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period      6,435,982    1,445,391    4,417,794    3,593,978    1,265,146       10,576
Units issued                      785,293    5,230,712    1,403,096    2,273,849    1,620,319    1,263,567
Units redeemed                    608,278      240,121    1,651,275    1,450,033      143,982        8,997
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period            6,612,997    6,435,982    4,169,615    4,417,794    2,741,483    1,265,146
                              ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                American International     American International      American New World
                                      Series II                  Series III                Series II
                              --------------------------  ------------------------  ------------------------
                                  2010          2009         2010         2009         2010         2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $  9,145,819  $  5,551,239  $   612,760  $   126,488  $   850,476  $   622,729
Expenses:
   Mortality and expense
      risk and
      administrative charges    (9,979,521)   (9,603,910)    (190,745)     (23,769)  (1,147,147)    (803,349)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net investment income (loss)      (833,702)   (4,052,671)     422,015      102,719     (296,671)    (180,620)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --   130,772,943           --      143,620           --      609,541
   Net realized gain (loss)    (58,109,656)  (60,634,355)     217,544      (44,383)    (742,378)  (8,146,850)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses)        (58,109,656)   70,138,588      217,544       99,237     (742,378)  (7,537,309)
                              ------------  ------------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       90,886,409   142,504,373    2,100,483      390,121   12,004,476   27,481,179
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              31,943,051   208,590,290    2,740,042      592,077   10,965,427   19,763,250
                              ------------  ------------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             3,756,929     7,452,196   10,215,126    8,171,782      647,156    2,063,036
   Transfers between
      sub-accounts and the
      company                  (10,054,963)  (66,354,738)  10,796,360    1,556,976   11,291,607   16,797,602
   Withdrawals                 (56,181,364)  (36,632,901)    (720,518)     (17,142)  (6,792,739)  (4,607,494)
   Annual contract fee          (2,707,316)   (2,941,169)    (421,555)    (250,337)    (271,988)    (219,399)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (65,186,714)  (98,476,612)  19,869,413    9,461,279    4,874,036   14,033,745
                              ------------  ------------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (33,243,663)  110,113,678   22,609,455   10,053,356   15,839,463   33,796,995
Contract owners' equity at
   beginning of period         679,801,048   569,687,370   10,332,013      278,657   72,479,383   38,682,388
                              ------------  ------------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $646,557,385  $679,801,048  $32,941,468  $10,332,013  $88,318,846  $72,479,383
                              ============  ============  ===========  ===========  ===========  ===========

                                  2010          2009         2010         2009         2010         2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, beginning of period      30,806,778    36,071,377      899,512       34,407    5,873,612    4,594,159
Units issued                     2,787,206     1,848,822    1,971,903      873,379    2,579,671    2,935,951
Units redeemed                   5,470,836     7,113,421      172,678        8,274    2,251,807    1,656,498
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, end of period            28,123,148    30,806,778    2,698,737      899,512    6,201,476    5,873,612
                              ============  ============  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                American New World
                                    Series III         Balanced Series I         Basic Value
                              ----------------------  ------------------  ------------------------
                                  2010       2009       2010      2009        2010         2009
                              ----------  ----------  --------  --------  -----------  -----------
Income:
   Dividend distributions
      received                $   37,654  $   19,661  $  3,365  $    869  $   123,919  $   165,339
Expenses:
   Mortality and expense
      risk and
      administrative charges     (20,130)     (7,431)   (2,638)     (237)    (132,123)    (133,304)
                              ----------  ----------  --------  --------  -----------  -----------
Net investment income (loss)      17,524      12,230       727       632       (8,204)      32,035
                              ----------  ----------  --------  --------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received          --       6,394     3,885     1,513           --           --
   Net realized gain (loss)       11,446      (9,317)    2,829        55     (333,517)    (929,482)
                              ----------  ----------  --------  --------  -----------  -----------
Realized gains (losses)           11,446      (2,923)    6,714     1,568     (333,517)    (929,482)
                              ----------  ----------  --------  --------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                        333,825     304,211    28,125     2,628    1,251,800    3,192,776
                              ----------  ----------  --------  --------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations               362,795     313,518    35,566     4,828      910,079    2,295,329
                              ----------  ----------  --------  --------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             520,852     725,846   185,558    96,109        1,164        1,604
   Transfers between
      sub-accounts and the
      company                    310,756     390,137   141,413     8,658     (506,357)    (909,443)
   Withdrawals                   (27,916)      3,077   (18,398)      367   (1,037,239)    (942,414)
   Annual contract fee           (14,942)    (17,822)   (6,861)   (2,778)     (27,783)     (32,212)
                              ----------  ----------  --------  --------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  788,750   1,101,238   301,712   102,356   (1,570,215)  (1,882,465)
                              ----------  ----------  --------  --------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      1,151,545   1,414,756   337,278   107,184     (660,136)     412,864
Contract owners' equity at
   beginning of period         1,529,386     114,630   107,184        --    9,606,351    9,193,487
                              ----------  ----------  --------  --------  -----------  -----------
Contract owners' equity at
   end of period              $2,680,931  $1,529,386  $444,462  $107,184  $ 8,946,215  $ 9,606,351
                              ==========  ==========  ========  ========  ===========  ===========

                                 2010        2009      2010      2009         2010         2009
                              ----------  ----------  --------  --------  -----------  -----------
Units, beginning of period       131,950      14,645     7,249        --      454,704      560,419
Units issued                      71,306     120,019    21,165     7,739        5,059        3,666
Units redeemed                     5,043       2,714     1,467       490       77,991      109,381
                              ----------  ----------  --------  --------  -----------  -----------
Units, end of period             198,213     131,950    26,947     7,249      381,772      454,704
                              ==========  ==========  ========  ========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    Blue Chip Growth           Blue Chip Growth          Capital Appreciation
                                        Series I                  Series II                    Series I
                              --------------------------  --------------------------  --------------------------
                                  2010          2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                $    209,998  $    343,907  $     59,504  $     92,107  $    212,896  $    241,058
Expenses:
   Mortality and expense
      risk and
      administrative charges    (3,686,113)   (3,502,832)   (1,762,976)   (1,577,487)   (2,116,985)   (1,412,368)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)    (3,476,115)   (3,158,925)   (1,703,472)   (1,485,380)   (1,904,089)   (1,171,310)
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --            --            --            --            --            --
   Net realized gain (loss)      9,610,820    (2,671,699)    1,540,875    (3,765,421)     (227,506)   (5,258,060)
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)          9,610,820    (2,671,699)    1,540,875    (3,765,421)     (227,506)   (5,258,060)
                              ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       27,027,492    87,263,486    14,973,031    38,695,393    15,507,120    38,693,631
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              33,162,197    81,432,862    14,810,434    33,444,592    13,375,525    32,264,261
                              ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments               593,162     1,072,463       626,783     2,147,925       643,471       293,110
   Transfers between
      sub-accounts and the
      company                   (9,401,345)  (16,288,883)      543,377    (4,253,005)   68,089,013    (6,527,226)
   Withdrawals                 (30,190,885)  (24,303,382)  (10,595,697)   (6,319,272)  (15,708,180)   (9,542,121)
   Annual contract fee            (576,232)     (641,328)     (419,642)     (437,333)     (403,107)     (317,933)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (39,575,300)  (40,161,130)   (9,845,179)   (8,861,685)   52,621,197   (16,094,170)
                              ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       (6,413,103)   41,271,732     4,965,255    24,582,907    65,996,722    16,170,091
Contract owners' equity at
   beginning of period         265,754,060   224,482,328   113,765,343    89,182,436   105,779,943    89,609,852
                              ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $259,340,957  $265,754,060  $118,730,598  $113,765,343  $171,776,665  $105,779,943
                              ============  ============  ============  ============  ============  ============

                                  2010          2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period      14,833,364    17,615,463     8,551,198     9,393,422    11,642,266    13,837,049
Units issued                       355,590       558,669       974,158     1,254,099     8,571,709       603,059
Units redeemed                   2,576,853     3,340,768     1,699,745     2,096,323     2,992,965     2,797,842
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, end of period            12,612,101    14,833,364     7,825,611     8,551,198    17,221,010    11,642,266
                              ============  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Capital Appreciation       Capital Appreciation       CGTC Overseas Equity
                                     Series II               Value Series II               Series II
                              ------------------------  --------------------------  -----------------------
                                  2010         2009         2010          2009          2010        2009
                              -----------  -----------  ------------  ------------  -----------  ----------
Income:
   Dividend distributions
      received                $    14,737  $    28,235  $  3,838,839  $  5,304,684  $    16,611  $   55,969
Expenses:
   Mortality and expense
      risk and
      administrative charges   (1,054,583)    (842,589)   (4,518,115)   (3,782,798)     (17,030)    (47,208)
                              -----------  -----------  ------------  ------------  -----------  ----------
Net investment income (loss)   (1,039,846)    (814,354)     (679,276)    1,521,886         (419)      8,761
                              -----------  -----------  ------------  ------------  -----------  ----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --    33,307,897     1,429,388           --          --
   Net realized gain (loss)      (203,880)  (2,368,018)    1,728,961    (4,608,807)    (935,507)   (941,991)
                              -----------  -----------  ------------  ------------  -----------  ----------
Realized gains (losses)          (203,880)  (2,368,018)   35,036,858    (3,179,419)    (935,507)   (941,991)
                              -----------  -----------  ------------  ------------  -----------  ----------
Unrealized appreciation
   (depreciation) during the
   period                       7,025,083   21,300,742       482,838    71,870,119      886,766   1,680,199
                              -----------  -----------  ------------  ------------  -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from operations              5,781,357   18,118,370    34,840,420    70,212,586      (49,160)    746,969
                              -----------  -----------  ------------  ------------  -----------  ----------
Changes from principal
   transactions:
   Purchase payments              431,889      712,544     8,641,189    71,605,264        4,833      14,917
   Transfers between
      sub-accounts and the
      company                  10,690,683    1,851,085   (32,062,885)   52,668,067   (3,223,000)   (310,041)
   Withdrawals                 (5,876,621)  (3,324,313)  (12,562,245)   (7,156,302)     (94,667)   (262,540)
   Annual contract fee           (272,174)    (252,098)   (1,988,014)   (1,209,817)      (3,808)     (9,459)
                              -----------  -----------  ------------  ------------  -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 4,973,777   (1,012,782)  (37,971,955)  115,907,212   (3,316,642)   (567,123)
                              -----------  -----------  ------------  ------------  -----------  ----------
Total increase (decrease)
   in contract owners'
   equity                      10,755,134   17,105,588    (3,131,535)  186,119,798   (3,365,802)    179,846
Contract owners' equity at
   beginning of period         62,885,529   45,779,941   315,680,032   129,560,234    3,365,802   3,185,956
                              -----------  -----------  ------------  ------------  -----------  ----------
Contract owners' equity at
   end of period              $73,640,663  $62,885,529  $312,548,497  $315,680,032  $        --  $3,365,802
                              ===========  ===========  ============  ============  ===========  ==========

                                  2010         2009          2010          2009         2010        2009
                              -----------  -----------  ------------  ------------  -----------  ----------
Units, beginning of period      4,634,291    4,711,470    27,231,439    14,299,260      233,650     284,112
Units issued                    1,406,705      813,424       657,410    15,832,862       16,317      49,076
Units redeemed                  1,105,117      890,603     3,815,978     2,900,683      249,967      99,538
                              -----------  -----------  ------------  ------------  -----------  ----------
Units, end of period            4,935,879    4,634,291    24,072,871    27,231,439           --     233,650
                              ===========  ===========  ============  ============  ===========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Core Allocation Plus       Core Allocation Plus          Core Allocation
                                      Series I                  Series II                   Series I
                              ------------------------  --------------------------  -----------------------
                                  2010         2009         2010          2009          2010         2009
                              -----------  -----------  ------------  ------------  -----------  ----------
Income:
   Dividend distributions
      received                $   228,276  $   283,438  $  1,336,666  $  1,900,829  $   219,307  $  121,554
Expenses:
   Mortality and expense
      risk and
      administrative charges     (180,269)    (116,591)   (2,189,468)   (1,676,423)     (59,216)     (9,079)
                              -----------  -----------  ------------  ------------  -----------  ----------
Net investment income (loss)       48,007      166,847      (852,802)      224,406      160,091     112,475
                              -----------  -----------  ------------  ------------  -----------  ----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      327,402      644,770     2,403,701     4,926,244       45,609          --
   Net realized gain (loss)       (93,532)    (139,442)      249,921    (1,789,414)      44,122       4,831
                              -----------  -----------  ------------  ------------  -----------  ----------
Realized gains (losses)           233,870      505,328     2,653,622     3,136,830       89,731       4,831
                              -----------  -----------  ------------  ------------  -----------  ----------
Unrealized appreciation
   (depreciation) during the
   period                       1,593,693    2,723,788    10,375,671    25,467,435      545,721      90,783
                              -----------  -----------  ------------  ------------  -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from operations              1,875,570    3,395,963    12,176,491    28,828,671      795,543     208,089
                              -----------  -----------  ------------  ------------  -----------  ----------
Changes from principal
   transactions:
   Purchase payments              837,289    5,026,174     3,570,698    38,839,498    2,773,093   2,621,520
   Transfers between
      sub-accounts and the
      company                      19,997    7,263,735    (6,558,293)   37,584,613    3,298,957     824,313
   Withdrawals                   (687,651)     (88,375)   (4,596,731)   (2,400,847)     (53,506)    (13,766)
   Annual contract fee           (130,935)    (169,845)     (982,996)     (502,560)    (140,889)    (79,510)
                              -----------  -----------  ------------  ------------  -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                    38,700   12,031,689    (8,567,322)   73,520,704    5,877,655   3,352,557
                              -----------  -----------  ------------  ------------  -----------  ----------
Total increase (decrease)
   in contract owners'
   equity                       1,914,270   15,427,652     3,609,169   102,349,375    6,673,198   3,560,646
Contract owners' equity at
   beginning of period         19,574,372    4,146,720   148,644,338    46,294,963    3,560,646          --
                              -----------  -----------  ------------  ------------  -----------  ----------
Contract owners' equity at
   end of period              $21,488,642  $19,574,372  $152,253,507  $148,644,338  $10,233,844  $3,560,646
                              ===========  ===========  ============  ============  ===========  ==========

                                  2010         2009          2010          2009         2010        2009
                              -----------  -----------  ------------  ------------  -----------  ----------
Units, beginning of period      1,748,762      459,578    13,789,949     5,294,414      240,937          --
Units issued                      145,582    1,342,944       443,421     9,488,321      407,364     246,854
Units redeemed                    141,397       53,760     1,235,341       992,786       19,069       5,917
                              -----------  -----------  ------------  ------------  -----------  ----------
Units, end of period            1,752,947    1,748,762    12,998,029    13,789,949      629,232     240,937
                              ===========  ===========  ============  ============  ===========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    Core Allocation           Core Balanced             Core Balanced
                                       Series II                Series I                  Series II
                              ------------------------  -----------------------  -------------------------
                                  2010         2009         2010        2009         2010          2009
                              -----------  -----------  -----------  ----------  ------------  -----------
Income:
   Dividend distributions
      received                $ 1,335,651  $   902,264  $   321,172  $   80,917  $  1,893,800  $   636,623
Expenses:
   Mortality and expense
      risk and
      administrative charges     (660,168)    (141,016)    (103,084)    (13,022)   (1,147,194)    (225,014)
                              -----------  -----------  -----------  ----------  ------------  -----------
Net investment income (loss)      675,483      761,248      218,088      67,895       746,606      411,609
                              -----------  -----------  -----------  ----------  ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      298,015           --       41,838          --       293,698           --
   Net realized gain (loss)       921,451      286,216       88,520       7,983     1,682,090      304,942
                              -----------  -----------  -----------  ----------  ------------  -----------
Realized gains (losses)         1,219,466      286,216      130,358       7,983     1,975,788      304,942
                              -----------  -----------  -----------  ----------  ------------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       2,837,341      939,252    1,209,701     224,017     7,135,451    2,646,009
                              -----------  -----------  -----------  ----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              4,732,290    1,986,716    1,558,147     299,895     9,857,845    3,362,560
                              -----------  -----------  -----------  ----------  ------------  -----------
Changes from principal
   transactions:
   Purchase payments           18,818,407   10,154,675    6,083,089   3,088,694    44,457,342   13,071,968
   Transfers between
      sub-accounts and the
      company                  20,122,370   15,941,950    6,931,427   1,796,569    30,874,182   28,452,907
   Withdrawals                 (2,972,490)     (84,700)    (285,084)    (15,462)   (3,025,004)    (579,353)
   Annual contract fee           (268,048)     (48,958)    (268,082)   (108,440)     (418,616)     (69,851)
                              -----------  -----------  -----------  ----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                35,700,239   25,962,967   12,461,350   4,761,361    71,887,904   40,875,671
                              -----------  -----------  -----------  ----------  ------------  -----------
Total increase (decrease)
   in contract owners'
   equity                      40,432,529   27,949,683   14,019,497   5,061,256    81,745,749   44,238,231
Contract owners' equity at
   beginning of period         27,949,683           --    5,061,256          --    44,238,231           --
                              -----------  -----------  -----------  ----------  ------------  -----------
Contract owners' equity at
   end of period              $68,382,212  $27,949,683  $19,080,753  $5,061,256  $125,983,980  $44,238,231
                              ===========  ===========  ===========  ==========  ============  ===========

                                  2010         2009         2010        2009          2010         2009
                              -----------  -----------  -----------  ----------  ------------  -----------
Units, beginning of period      1,858,723           --      343,325          --     2,944,076           --
Units issued                    3,166,458    2,148,714      854,229     346,751     5,797,356    3,163,373
Units redeemed                    854,341      289,991       33,717       3,426     1,147,988      219,297
                              -----------  -----------  -----------  ----------  ------------  -----------
Units, end of period            4,170,840    1,858,723    1,163,837     343,325     7,593,444    2,944,076
                              ===========  ===========  ===========  ==========  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                      Core Disciplined
                              Core Balanced Strategy                                   Diversification
                                    Series NAV          Core Bond Series II               Series II
                              ----------------------  ------------------------  --------------------------
                                 2010        2009         2010         2009         2010          2009
                              ----------  ----------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions
      received                $   87,134  $   50,143  $   319,807  $   252,562  $  2,177,871  $  1,112,798
Expenses:
   Mortality and expense
      risk and
      administrative charges     (52,917)     (6,946)    (201,348)    (186,604)   (1,319,865)     (287,016)
                              ----------  ----------  -----------  -----------  ------------  ------------
Net investment income (loss)      34,217      43,197      118,459       65,958       858,006       825,782
                              ----------  ----------  -----------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received       4,333          --      118,713           --       299,869            --
   Net realized gain (loss)       12,874       2,048      674,194      199,807     1,493,511       318,478
                              ----------  ----------  -----------  -----------  ------------  ------------
Realized gains (losses)           17,207       2,048      792,907      199,807     1,793,380       318,478
                              ----------  ----------  -----------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                        233,060     (15,127)    (258,221)     660,934     7,536,687     2,927,967
                              ----------  ----------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations               284,484      30,118      653,145      926,699    10,188,073     4,072,227
                              ----------  ----------  -----------  -----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments             817,037   2,661,380       58,403       77,238    31,347,883    16,529,339
   Transfers between
      sub-accounts and the
      company                     (3,374)     39,674    2,065,420    3,253,899    43,183,159    36,863,569
   Withdrawals                  (308,739)     10,848   (1,506,844)  (1,151,158)   (3,582,674)     (262,221)
   Annual contract fee                            --      (37,132)     (40,004)     (474,113)      (88,989)
                              ----------  ----------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  504,924   2,711,902      579,847    2,139,975    70,474,255    53,041,698
                              ----------  ----------  -----------  -----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                        789,408   2,742,020    1,232,992    3,066,674    80,662,328    57,113,925
Contract owners' equity at
   beginning of period         2,742,020          --   11,526,631    8,459,957    57,113,925            --
                              ----------  ----------  -----------  -----------  ------------  ------------
Contract owners' equity at
   end of period              $3,531,428  $2,742,020  $12,759,623  $11,526,631  $137,776,253  $ 57,113,925
                              ==========  ==========  ===========  ===========  ============  ============

                                 2010        2009         2010         2009         2010          2009
                              ----------  ----------  -----------  -----------  ------------  ------------
Units, beginning of period       200,571          --      792,126      628,118     3,711,559            --
Units issued                      58,475     209,120      478,914      993,038     5,194,226     3,958,581
Units redeemed                    22,223       8,549      438,448      829,030       806,742       247,022
                              ----------  ----------  -----------  -----------  ------------  ------------
Units, end of period             236,823     200,571      832,592      792,126     8,099,043     3,711,559
                              ==========  ==========  ===========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                   Core Fundamental          Core Fundamental             Core Global
                                  Holdings Series II       Holdings Series III     Diversification Series II
                              -------------------------  -----------------------  --------------------------
                                  2010          2009         2010        2009         2010          2009
                              ------------  -----------  -----------  ----------  ------------  ------------
Income:
   Dividend distributions
      received                $  3,086,125  $ 1,380,210  $   366,483  $  170,302  $  4,384,353  $  1,484,407
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,069,485)    (445,943)    (128,462)    (27,623)   (2,649,049)     (497,401)
                              ------------  -----------  -----------  ----------  ------------  ------------
Net investment income (loss)     1,016,640      934,267      238,021     142,679     1,735,304       987,006
                              ------------  -----------  -----------  ----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received     1,017,438           --       96,037          --     1,880,346            --
   Net realized gain (loss)      2,281,820      203,492      146,742      49,360     2,167,234       441,722
                              ------------  -----------  -----------  ----------  ------------  ------------
Realized gains (losses)          3,299,258      203,492      242,779      49,360     4,047,580       441,722
                              ------------  -----------  -----------  ----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                        9,444,260    4,808,596      926,706     457,025     8,069,765     4,065,194
                              ------------  -----------  -----------  ----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              13,760,158    5,946,355    1,407,506     649,064    13,852,649     5,493,922
                              ------------  -----------  -----------  ----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            64,808,128   46,952,023    5,058,869   6,843,114    57,634,792    32,188,704
   Transfers between
      sub-accounts and the
      company                   38,396,420   45,147,167    4,353,834   2,140,451    78,572,177    78,176,784
   Withdrawals                  (6,248,373)    (453,360)    (277,711)     (3,194)   (7,765,194)      (76,869)
   Annual contract fee            (847,454)     (84,505)    (260,480)   (204,074)   (1,024,644)     (141,003)
                              ------------  -----------  -----------  ----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 96,108,721   91,561,325    8,874,512   8,776,297   127,417,131   110,147,616
                              ------------  -----------  -----------  ----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      109,868,879   97,507,680   10,282,018   9,425,361   141,269,780   115,641,538
Contract owners' equity at
   beginning of period          97,507,680           --    9,425,361          --   115,641,538            --
                              ------------  -----------  -----------  ----------  ------------  ------------
Contract owners' equity at
   end of period              $207,376,559  $97,507,680  $19,707,379  $9,425,361  $256,911,318  $115,641,538
                              ============  ===========  ===========  ==========  ============  ============

                                  2010          2009         2010        2009         2010          2009
                              ------------  -----------  -----------  ----------  ------------  ------------
Units, beginning of period       6,628,031           --      651,197          --     7,610,718            --
Units issued                     7,776,407    6,850,775      664,700     681,445    10,140,364     8,065,506
Units redeemed                   1,368,417      222,744       67,599      30,248     1,911,550       454,788
                              ------------  -----------  -----------  ----------  ------------  ------------
Units, end of period            13,036,021    6,628,031    1,248,298     651,197    15,839,532     7,610,718
                              ============  ===========  ===========  ==========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    Core Global
                                  Diversification
                                     Series III          Core Strategy Series II   Core Strategy Series NAV
                              -----------------------  --------------------------  ------------------------
                                  2010        2009         2010          2009          2010        2009
                              -----------  ----------  ------------  ------------  -----------   ----------
Income:
   Dividend distributions
      received                $   335,087  $  103,428  $ 12,307,651  $  8,444,074   $   154,717  $  108,160
Expenses:
   Mortality and expense
      risk and
      administrative charges     (103,584)    (14,833)   (8,505,482)   (6,516,055)      (79,809)    (23,169)
                              -----------  ----------  ------------  ------------   -----------  ----------
Net investment income (loss)      231,503      88,595     3,802,169     1,928,019        74,908      84,991
                              -----------  ----------  ------------  ------------   -----------  ----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      130,267          --            --     2,144,094            --          --
   Net realized gain (loss)       145,485       8,541    (7,016,599)  (11,815,215)      220,871      21,433
                              -----------  ----------  ------------  ------------   -----------  ----------
Realized gains (losses)           275,752       8,541    (7,016,599)   (9,671,121)      220,871      21,433
                              -----------  ----------  ------------  ------------   -----------  ----------
Unrealized appreciation
   (depreciation) during the
   period                         599,107     205,649    60,992,691    95,762,151       397,355     345,351
                              -----------  ----------  ------------  ------------   -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from operations              1,106,362     302,785    57,778,261    88,019,049       693,134     451,775
                              -----------  ----------  ------------  ------------   -----------  ----------
Changes from principal
   transactions:
   Purchase payments            4,129,273   5,040,617    48,025,271    99,816,853     1,753,677   5,719,582
   Transfers between
      sub-accounts and the
      company                   4,994,245   1,015,126     7,535,037    43,059,801       139,878      67,630
   Withdrawals                   (121,485)     14,403   (23,064,401)   (9,773,169)   (1,597,474)    (90,350)
   Annual contract fee           (203,048)   (150,038)   (3,821,225)   (2,772,691)          (14)   (117,645)
                              -----------  ----------  ------------  ------------   -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 8,798,985   5,920,108    28,674,682   130,330,794       296,067   5,579,217
                              -----------  ----------  ------------  ------------   -----------  ----------
Total increase (decrease)
   in contract owners'
   equity                       9,905,347   6,222,893    86,452,943   218,349,843       989,201   6,030,992
Contract owners' equity at
   beginning of period          6,222,893          --   536,844,955   318,495,112     6,030,992          --
                              -----------  ----------  ------------  ------------   -----------  ----------
Contract owners' equity at
   end of period              $16,128,240  $6,222,893  $623,297,898  $536,844,955   $ 7,020,193  $6,030,992
                              ===========  ==========  ============  ============   ===========  ==========

                                  2010        2009         2010          2009          2010        2009
                              -----------  ----------  ------------  ------------  -----------   ----------
Units, beginning of period        416,864          --    43,900,932    31,256,689       422,492          --
Units issued                      662,100     427,239     6,069,403    16,577,258       135,526     448,608
Units redeemed                     76,091      10,375     3,930,484     3,933,015       115,839      26,116
                              -----------  ----------  ------------  ------------   -----------  ----------
Units, end of period            1,002,873     416,864    46,039,851    43,900,932       442,179     422,492
                              ===========  ==========  ============  ============   ===========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Disciplined
                               Diversification Series II    DWS Equity 500 Index      Equity-Income Series I
                              --------------------------  ------------------------  --------------------------
                                  2010          2009          2010         2009         2010          2009
                              ------------  ------------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions
      received                $  3,045,901  $  3,681,538  $   241,625  $   381,049  $  4,726,544  $  5,177,813
Expenses:
   Mortality and expense
      risk and
      administrative charges    (3,152,596)   (2,474,616)    (246,582)    (238,223)   (3,818,111)   (3,637,080)
                              ------------  ------------  -----------  -----------  ------------  ------------
Net investment income (loss)      (106,695)    1,206,922       (4,957)     142,826       908,433     1,540,733
                              ------------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --     1,420,130           --           --            --            --
   Net realized gain (loss)      1,189,310    (2,814,369)    (444,425)  (1,200,548)   (8,706,655)  (26,074,328)
                              ------------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses)          1,189,310    (1,394,239)    (444,425)  (1,200,548)   (8,706,655)  (26,074,328)
                              ------------  ------------  -----------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       23,077,659    47,780,437    2,219,056    4,287,047    39,884,690    76,895,466
                              ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              24,160,274    47,593,120    1,769,674    3,229,325    32,086,468    52,361,871
                              ------------  ------------  -----------  -----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments             7,513,339    64,123,251      127,682       92,858       588,119       714,010
   Transfers between
      sub-accounts and the
      company                   (5,865,554)   27,089,454     (638,621)  (1,504,970)   (5,850,207)  (16,321,131)
   Withdrawals                  (6,320,285)   (4,001,160)  (1,826,016)    (866,064)  (33,481,330)  (27,507,607)
   Annual contract fee          (1,399,431)     (727,588)     (99,164)    (104,482)     (478,941)     (531,646)
                              ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 (6,071,931)   86,483,957   (2,436,119)  (2,382,658)  (39,222,359)  (43,646,374)
                              ------------  ------------  -----------  -----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       18,088,343   134,077,077     (666,445)     846,667    (7,135,891)    8,715,497
Contract owners' equity at
   beginning of period         213,163,087    79,086,010   16,616,008   15,769,341   270,462,107   261,746,610
                              ------------  ------------  -----------  -----------  ------------  ------------
Contract owners' equity at
   end of period              $231,251,430  $213,163,087  $15,949,563  $16,616,008  $263,326,216  $270,462,107
                              ============  ============  ===========  ===========  ============  ============

                                  2010          2009          2010         2009         2010          2009
                              ------------  ------------  -----------  -----------  ------------  ------------
Units, beginning of period      18,658,677     8,663,009      956,770    1,125,518    11,371,365    13,650,160
Units issued                       832,481    12,654,961       34,847       28,805       360,610       559,298
Units redeemed                   1,348,074     2,659,293      174,380      197,553     2,033,498     2,838,093
                              ------------  ------------  -----------  -----------  ------------  ------------
Units, end of period            18,143,084    18,658,677      817,237      956,770     9,698,477    11,371,365
                              ============  ============  ===========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  Financial                 Financial
                                Equity-Income Series II       Services Series I        Services Series II
                              --------------------------  ------------------------  ------------------------
                                  2010          2009          2010         2009         2010         2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions     $  2,430,801  $  2,485,164  $    47,727  $   108,696  $    33,908  $   126,382
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,300,414)   (2,028,987)    (243,651)    (236,382)    (415,878)    (391,617)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net investment income (loss)       130,387       456,177     (195,924)    (127,686)    (381,970)    (265,235)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --           --           --           --           --
   Net realized gain (loss)     (9,997,611)  (18,603,395)    (961,485)  (5,718,619)  (2,728,055)  (8,977,439)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses)         (9,997,611)  (18,603,395)    (961,485)  (5,718,619)  (2,728,055)  (8,977,439)
                              ------------  ------------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       27,660,513    45,914,588    2,634,114   11,014,382    5,543,249   17,427,696
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              17,793,289    27,767,370    1,476,705    5,168,077    2,433,224    8,185,022
                              ------------  ------------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             1,234,120     2,926,683       46,399       59,167      195,834      701,805
   Transfers between
      sub-accounts and the
      company                    2,003,853       (19,476)  (1,112,623)    (354,811)  (1,836,369)    (691,847)
   Withdrawals                 (15,440,092)   (8,336,987)  (2,148,378)  (1,338,218)  (2,725,508)  (2,198,104)
   Annual contract fee            (513,387)     (524,357)     (65,333)     (72,902)     (98,338)    (108,129)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (12,715,506)   (5,954,137)  (3,279,935)  (1,706,764)  (4,464,381)  (2,296,275)
                              ------------  ------------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        5,077,783    21,813,233   (1,803,230)   3,461,313   (2,031,157)   5,888,747
Contract owners' equity at
   beginning of period         148,221,786   126,408,553   17,661,712   14,200,399   29,096,166   23,207,419
                              ------------  ------------  -----------  -----------  -----------  -----------
 Contract owners'
   equity at end of
   period                     $153,299,569  $148,221,786  $ 15,858,482 $17,661,712  $27,065,009  $29,096,166
                              ============  ============  ===========  ===========  ===========  ===========

                                  2010          2009          2010         2009         2010         2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, beginning of period      10,954,397    11,489,143    1,449,855    1,623,612    2,251,332    2,476,693
Units issued                     1,244,991     1,960,438      111,913      480,142      238,668      698,450
Units redeemed                   2,168,075     2,495,184      384,373      653,899      584,069      923,811
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, end of period            10,031,313    10,954,397    1,177,395    1,449,855    1,905,931    2,251,332
                              ============  ============  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Founding
                                 Allocation Series I     Founding Allocation Series II  Fundamental Value Series I
                              ------------------------  ------------------------------  --------------------------
                                  2010        2009           2010            2009           2010          2009
                              -----------  ----------- ---------------  --------------  ------------  ------------
Income:
   Dividend distributions     $ 1,682,661  $ 1,533,280  $   42,813,509  $   42,876,539  $  3,723,819  $  3,045,019
Expenses:
   Mortality and expense
      risk and
      administrative charges     (386,504)    (257,693)    (18,621,581)    (17,039,992)   (5,084,350)   (4,888,125)
                              -----------  -----------  --------------  --------------  ------------  ------------
Net investment income (loss)    1,296,157    1,275,587      24,191,928      25,836,547    (1,360,531)   (1,843,106)
                              -----------  -----------  --------------  --------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --              --              --            --            --
   Net realized gain (loss)      (616,958)    (476,896)    (46,492,423)    (65,403,100)   11,235,766   (17,878,279)
                              -----------  -----------  --------------  --------------  ------------  ------------
Realized gains (losses)          (616,958)    (476,896)    (46,492,423)    (65,403,100)   11,235,766   (17,878,279)
                              -----------  -----------  --------------  --------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       3,372,042    8,641,751     122,831,559     331,376,127    26,643,780   106,925,088
                              -----------  -----------  --------------  --------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              4,051,241    9,440,442     100,531,064     291,809,574    36,519,015    87,203,703
                              -----------  -----------  --------------  --------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            2,197,064   10,055,361      12,551,345      22,059,006     1,016,772     1,515,185
   Transfers between
      sub-accounts and the
      company                  (1,328,321)  12,402,570     (68,943,924)    (43,223,208)  (11,941,617)  (18,761,576)
   Withdrawals                 (1,182,007)    (262,817)    (55,049,152)    (35,913,109)  (42,770,852)  (37,214,221)
   Annual contract fee           (275,172)    (404,106)     (8,497,049)     (8,588,854)     (702,989)     (794,114)
                              -----------  -----------  --------------  --------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  (588,436)  21,791,008    (119,938,780)    (65,666,165)  (54,398,686)  (55,254,726)
                              -----------  -----------  --------------  --------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       3,462,805   31,231,450     (19,407,716)    226,143,409   (17,879,671)   31,948,977
Contract owners' equity at
   beginning of period         42,902,752   11,671,302   1,261,885,677   1,035,742,268   368,109,463   336,160,486
                              -----------  -----------  --------------  --------------  ------------  ------------
Contract owners' equity at
   end of period              $46,365,557  $42,902,752  $1,242,477,961  $1,261,885,677  $350,229,792  $368,109,463
                              ===========  ===========  ==============  ==============  ============  ============

                                  2010        2009           2010            2009           2010          2009
                              -----------  ----------- ---------------  --------------  ------------  ------------
Units, beginning of period      3,793,835    1,344,727     128,398,406     136,082,295    28,241,296    33,466,331
Units issued                      254,476    2,590,662         580,419       4,923,965       481,616       867,144
Units redeemed                    310,053      141,554      12,718,729      12,607,854     4,599,782     6,092,179
                              -----------  -----------  --------------  --------------  ------------  ------------
Units, end of period            3,738,258    3,793,835     116,260,096     128,398,406    24,123,130    28,241,296
                              ===========  ===========  ==============  ==============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Fundamental
                                    Value Series II          Global Allocation       Global Bond Series I
                              --------------------------  ----------------------  --------------------------
                                  2010          2009         2010        2009         2010          2009
                              ------------  ------------  ----------  ----------  ------------  ------------
Income:
   Dividend distributions     $  2,587,816  $  1,950,053  $   10,723  $   18,153  $  2,615,856  $  9,304,604
Expenses:
   Mortality and expense
      risk and
      administrative charges    (4,604,386)   (4,251,494)    (14,569)    (14,534)   (1,155,910)   (1,130,728)
                              ------------  ------------  ----------  ----------  ------------  ------------
Net investment income (loss)    (2,016,570)   (2,301,441)     (3,846)      3,619     1,459,946     8,173,876
                              ------------  ------------  ----------  ----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --       5,362          --            --    10,390,495
   Net realized gain (loss)     (8,392,601)  (17,604,679)     25,195      27,517    (4,146,575)   (4,590,601)
                              ------------  ------------  ----------  ----------  ------------  ------------
Realized gains (losses)         (8,392,601)  (17,604,679)     30,557      27,517    (4,146,575)    5,799,894
                              ------------  ------------  ----------  ----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       41,356,915    92,153,695      53,208     148,636     9,160,409    (4,681,323)
                              ------------  ------------  ----------  ----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              30,947,744    72,247,575      79,919     179,772     6,473,780     9,292,447
                              ------------  ------------  ----------  ----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments             1,671,564     3,073,409          --          --     1,076,388       564,417
   Transfers between
      sub-accounts and the
      company                  (14,696,718)   (3,881,052)    (36,729)    (86,524)   (2,459,663)     (154,571)
   Withdrawals                 (26,365,755)  (16,179,716)    (78,526)    (47,557)  (10,969,617)  (10,939,594)
   Annual contract fee          (1,245,407)   (1,313,646)     (2,563)     (3,087)     (170,035)     (175,623)
                              ------------  ------------  ----------  ----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (40,636,316)  (18,301,005)   (117,818)   (137,168)  (12,522,927)  (10,705,371)
                              ------------  ------------  ----------  ----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       (9,688,572)   53,946,570     (37,899)     42,604    (6,049,147)   (1,412,924)
Contract owners' equity at
   beginning of period         305,287,199   251,340,629   1,080,268   1,037,664    80,082,736    81,495,660
                              ------------  ------------  ----------  ----------  ------------  ------------
Contract owners' equity at
   end of period              $295,598,627  $305,287,199  $1,042,369  $1,080,268  $ 74,033,589  $ 80,082,736
                              ============  ============  ==========  ==========  ============  ============

                                  2010          2009         2010        2009         2010          2009
                              ------------  ------------  ----------  ----------  ------------  ------------
Units, beginning of period      22,342,435    23,786,071      69,919      79,691     3,158,491     3,602,575
Units issued                       892,300     2,514,162         109         255       536,868       654,845
Units redeemed                   3,730,974     3,957,798       6,365      10,027       987,025     1,098,929
                              ------------  ------------  ----------  ----------  ------------  ------------
Units, end of period            19,503,761    22,342,435      63,663      69,919     2,708,334     3,158,491
                              ============  ============  ==========  ==========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 Global Bond Series II       Global Trust Series I     Global Trust Series II
                              --------------------------  --------------------------  ------------------------
                                  2010          2009          2010          2009         2010          2009
                              ------------  ------------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions     $  5,581,573  $ 18,219,463  $  2,287,749  $  2,229,233  $   367,753  $   382,998
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,782,077)   (2,489,532)   (1,889,755)   (1,712,182)    (442,835)    (420,478)
                              ------------  ------------  ------------  ------------  -----------  -----------
Net investment income (loss)     2,799,496    15,729,931       397,994       517,051      (75,082)     (37,480)
                              ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --    20,377,073            --            --           --           --
   Net realized gain (loss)     (7,226,497)   (5,718,724)      797,255    (4,024,609)  (1,781,711)  (2,729,076)
                              ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses)         (7,226,497)   14,658,349       797,255    (4,024,609)  (1,781,711)  (2,729,076)
                              ------------  ------------  ------------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       18,150,692   (11,712,850)    8,206,707    40,425,172    3,316,759    9,667,640
                              ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              13,723,691    18,675,430     9,401,956    36,917,614    1,459,966    6,901,084
                              ------------  ------------  ------------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             1,197,234     4,616,448     1,813,686    13,557,475      119,550      129,062
   Transfers between
      sub-accounts and the
      company                    4,641,797     9,582,651    (1,763,834)    8,777,532     (291,866)  (1,793,498)
   Withdrawals                 (18,727,611)  (10,557,158)  (12,645,470)  (10,996,554)  (2,739,859)  (1,245,895)
   Annual contract fee            (679,950)     (701,115)     (411,992)     (625,659)    (131,025)    (146,223)
                              ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (13,568,530)    2,940,826   (13,007,610)   10,712,794   (3,043,200)  (3,056,554)
                              ------------  ------------  ------------  ------------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                          155,161    21,616,256    (3,605,654)   47,630,408   (1,583,234)   3,844,530
Contract owners' equity at
   beginning of period         176,112,067   154,495,811   157,233,725   109,603,317   30,509,687   26,665,157
                              ------------  ------------  ------------  ------------  -----------  -----------
Contract owners' equity at
   end of period              $176,267,228  $176,112,067  $153,628,071  $157,233,725  $28,926,453  $30,509,687
                              ============  ============  ============  ============  ===========  ===========

                                  2010          2009          2010          2009         2010          2009
                              ------------  ------------  ------------  ------------  -----------  -----------
Units, beginning of period       9,499,821     9,374,175     9,049,797     6,778,204    2,125,503    2,397,618
Units issued                     1,454,827     2,132,217       629,426     3,480,690      165,247      121,491
Units redeemed                   2,167,440     2,006,571     1,139,209     1,209,097      386,845      393,606
                              ------------  ------------  ------------  ------------  -----------  -----------
Units, end of period             8,787,208     9,499,821     8,540,014     9,049,797    1,903,905    2,125,503
                              ============  ============  ============  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  Health
                               Health Sciences Series I     Sciences Series II       High Income Series II
                              -------------------------  ------------------------  ------------------------
                                  2010          2009         2010         2009         2010        2009
                              -----------   -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions     $        --   $        --  $        --  $        --  $ 6,981,184  $ 1,514,432
Expenses:
   Mortality and expense
      risk and
      administrative charges     (583,907)     (557,402)    (765,618)    (682,595)    (294,113)    (129,346)
                              -----------   -----------  -----------  -----------  -----------  -----------
Net investment income (loss)     (583,907)     (557,402)    (765,618)    (682,595)   6,687,071    1,385,086
                              -----------   -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --       511,091           --      622,631           --           --
   Net realized gain (loss)    (1,072,124)   (4,548,913)  (1,300,308)  (6,844,947)   2,330,818    1,645,855
                              -----------   -----------  -----------  -----------  -----------  -----------
Realized gains (losses)        (1,072,124)   (4,037,822)  (1,300,308)  (6,222,316)   2,330,818    1,645,855
                              -----------   -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       6,469,642    13,941,033    7,993,467   17,554,746   (7,252,365)   1,832,614
                              -----------   -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              4,813,611     9,345,809    5,927,541   10,649,835    1,765,524    4,863,555
                              -----------   -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments               98,538       187,012      484,627      784,576       63,774      257,898
   Transfers between
      sub-accounts and the
      company                  (1,656,690)   (2,318,534)   1,293,558   (1,707,282)   3,960,096   12,980,097
   Withdrawals                 (4,386,450)   (3,740,396)  (4,643,898)  (3,449,180)  (3,236,036)    (907,363)
   Annual contract fee           (144,694)     (157,850)    (190,320)    (199,612)     (45,117)     (18,826)
                              -----------   -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,089,296)   (6,029,768)  (3,056,033)  (4,571,498)     742,717   12,311,806
                              -----------   -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (1,275,685)    3,316,041    2,871,508    6,078,337    2,508,241   17,175,361
Contract owners' equity at
   beginning of period         40,344,711    37,028,670   47,856,831   41,778,494   18,649,559    1,474,198
                              -----------   -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $39,069,026   $40,344,711  $50,728,339  $47,856,831  $21,157,800  $18,649,559
                              ===========   ===========  ===========  ===========  ===========  ===========

                                  2010          2009         2010         2009         2010        2009
                              -----------   -----------  -----------  -----------  -----------  -----------
Units, beginning of period      2,244,079     2,672,652    2,552,746    2,875,694    1,626,192      230,474
Units issued                      224,265       378,859      513,581      730,985    2,279,211    2,854,287
Units redeemed                    561,418       807,432      675,542    1,053,933    2,218,551    1,458,569
                              -----------   -----------  -----------  -----------  -----------  -----------
Units, end of period            1,906,926     2,244,079    2,390,785    2,552,746    1,686,852    1,626,192
                              ===========   ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                           International
                                  High Yield Series I        High Yield Series II          Core Series I
                              --------------------------  -------------------------  ------------------------
                                  2010          2009          2010         2009          2010        2009
                              ------------  ------------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions     $ 21,933,330  $  6,770,940  $ 29,589,869  $ 8,849,678  $   626,444  $   839,115
Expenses:
   Mortality and expense
      risk and
      administrative charges      (904,269)     (870,537)   (1,169,639)  (1,087,840)    (511,968)    (522,753)
                              ------------  ------------  ------------  -----------  -----------  -----------
Net investment income (loss)    21,029,061     5,900,403    28,420,230    7,761,838      114,476      316,362
                              ------------  ------------  ------------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --            --           --           --    1,033,051
   Net realized gain (loss)      7,993,291   (10,902,200)    8,102,139   (8,939,681)  (3,897,329)  (3,919,101)
                              ------------  ------------  ------------  -----------  -----------  -----------
Realized gains (losses)          7,993,291   (10,902,200)    8,102,139   (8,939,681)  (3,897,329)  (2,886,050)
                              ------------  ------------  ------------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                      (22,447,554)   29,275,029   (30,854,879)  29,241,046    6,218,614    7,753,557
                              ------------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations               6,574,798    24,273,232     5,667,490   28,063,203    2,435,761    5,183,869
                              ------------  ------------  ------------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments               338,931       213,626       588,381    2,534,810      114,123       85,565
   Transfers between
      sub-accounts and the
      company                   (3,272,274)    5,045,751    (6,538,111)  15,379,193     (999,018)  (1,699,868)
   Withdrawals                  (9,280,119)   (8,016,651)   (9,165,032)  (5,583,203)  (3,829,456)  (3,526,692)
   Annual contract fee            (105,991)     (111,398)     (180,887)    (187,407)     (94,064)    (104,520)
                              ------------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (12,319,453)   (2,868,672)  (15,295,649)  12,143,393   (4,808,415)  (5,245,515)
                              ------------  ------------  ------------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                       (5,744,655)   21,404,560    (9,628,159)  40,206,596   (2,372,654)     (61,646)
Contract owners' equity at
   beginning of period          67,491,418    46,086,858    90,801,684   50,595,088   37,608,478   37,670,124
                              ------------  ------------  ------------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $ 61,746,763  $ 67,491,418  $ 81,173,525  $90,801,684  $35,235,824  $37,608,478
                              ============  ============  ============  ===========  ===========  ===========

                                  2010          2009          2010         2009          2010        2009
                              ------------  ------------  ------------  -----------  -----------  -----------
Units, beginning of period       3,881,038     4,032,014     5,173,978    4,362,481    2,759,093    3,231,431
Units issued                     2,265,177     2,414,224     4,784,892    5,197,898      194,367      217,837
Units redeemed                   2,980,349     2,565,200     5,815,848    4,386,401      556,397      690,175
                              ------------  ------------  ------------  -----------  -----------  -----------
Units, end of period             3,165,866     3,881,038     4,143,022    5,173,978    2,397,063    2,759,093
                              ============  ============  ============  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    International             International             International
                                   Core Series II        Equity Index A Series I  Equity Index A Series II
                              ------------------------  ------------------------  ------------------------
                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions     $   412,768  $   510,010  $   640,977  $ 1,712,786  $   647,184  $ 2,001,628
Expenses:
   Mortality and expense
      risk and
      administrative charges     (404,803)    (379,865)    (372,344)    (192,916)    (455,553)    (228,273)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)        7,965      130,145      268,633    1,519,870      191,631    1,773,355
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --      669,029    8,834,542           --   10,186,797           --
   Net realized gain (loss)    (3,476,984)  (5,022,887)  (4,268,501)  (2,242,923)  (5,000,501)    (963,692)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)        (3,476,984)  (4,353,858)   4,566,041   (2,242,923)   5,186,296     (963,692)
                              -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       5,288,778    7,692,619   (2,360,063)   4,504,097   (2,855,060)   3,567,088
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              1,819,759    3,468,906    2,474,611    3,781,044    2,522,867    4,376,751
                              -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments              151,920      596,119       87,318       28,923      386,925       58,564
   Transfers between
      sub-accounts and the
      company                    (163,209)    (717,388)  17,810,505     (399,337)  21,115,920     (561,878)
   Withdrawals                 (1,801,831)  (1,452,436)  (2,535,795)  (1,655,497)  (2,634,003)    (755,883)
   Annual contract fee            (92,325)     (98,937)     (79,442)     (53,746)    (121,492)     (80,444)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (1,905,445)  (1,672,642)  15,282,586   (2,079,657)  18,747,350   (1,339,641)
                              -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                         (85,686)   1,796,264   17,757,197    1,701,387   21,270,217    3,037,110
Contract owners' equity at
   beginning of period         26,618,220   24,821,956   14,194,153   12,492,766   15,752,698   12,715,588
                              -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $26,532,534  $26,618,220  $31,951,350  $14,194,153  $37,022,915  $15,752,698
                              ===========  ===========  ===========  ===========  ===========  ===========

                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period      1,799,491    1,971,098      806,351      964,039      911,711      996,311
Units issued                      231,047      289,324    1,318,304      141,738    1,796,231      194,341
Units redeemed                    366,082      460,931      462,211      299,426      709,962      278,941
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period            1,664,456    1,799,491    1,662,444      806,351    1,997,980      911,711
                              ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    International             International              International
                               Equity Index Series NAV   Opportunities Series II    Small Company Series I
                              ------------------------  -------------------------  ------------------------
                                  2010         2009         2010         2009          2010         2009
                              -----------  -----------  -----------  ------------  -----------  -----------
Income:
   Dividend distributions     $   555,020  $   794,530  $   392,862  $    244,123  $ 1,141,402  $   388,795
Expenses:
   Mortality and expense
      risk and
      administrative charges     (350,308)    (331,837)    (495,199)     (459,877)    (639,946)     (96,398)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net investment income (loss)      204,712      462,693     (102,337)     (215,754)     501,456      292,397
                              -----------  -----------  -----------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --      398,542           --            --           --           --
   Net realized gain (loss)    (1,657,710)  (2,887,421)  (5,975,655)  (16,515,724)      (7,524)     (50,491)
                              -----------  -----------  -----------  ------------  -----------  -----------
Realized gains (losses)        (1,657,710)  (2,488,879)  (5,975,655)  (16,515,724)      (7,524)     (50,491)
                              -----------  -----------  -----------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       3,448,847    8,702,813    9,126,194    25,081,188    7,645,143   (1,224,185)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              1,995,849    6,676,627    3,048,202     8,349,710    8,139,075     (982,279)
                              -----------  -----------  -----------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments               85,085      100,391      224,681       597,247      177,315        8,410
   Transfers between
      sub-accounts and the
      company                    (697,291)  (2,272,400)     (61,110)   (1,023,520)  (4,690,226)  49,692,360
   Withdrawals                 (1,798,514)    (966,363)  (2,981,816)   (2,189,812)  (4,957,003)    (421,452)
   Annual contract fee           (130,598)    (145,009)     (91,655)      (93,349)    (123,389)     (13,977)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (2,541,318)  (3,283,381)  (2,909,900)   (2,709,434)  (9,593,303)  49,265,341
                              -----------  -----------  -----------  ------------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        (545,469)   3,393,246      138,302     5,640,276   (1,454,228)  48,283,062
Contract owners' equity at
   beginning of period         23,975,976   20,582,730   34,890,497    29,250,221   48,283,062           --
                              -----------  -----------  -----------  ------------  -----------  -----------
Contract owners' equity at
   end of period              $23,430,507  $23,975,976  $35,028,799  $ 34,890,497  $46,828,834  $48,283,062
                              ===========  ===========  ===========  ============  ===========  ===========

                                  2010         2009         2010         2009          2010         2009
                              -----------  -----------  -----------  ------------  -----------  -----------
Units, beginning of period      2,431,392    2,852,394    2,507,243     2,820,676    3,935,891           --
Units issued                       99,175       54,112      790,271     1,040,539      242,998    4,234,181
Units redeemed                    365,061      475,114    1,036,986     1,353,972    1,021,867      298,290
                              -----------  -----------  -----------  ------------  -----------  -----------
Units, end of period            2,165,506    2,431,392    2,260,528     2,507,243    3,157,022    3,935,891
                              ===========  ===========  ===========  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    International              International               International
                                  Company Series II           Value Series I              Value Series II
                              ------------------------  --------------------------  --------------------------
                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions     $   675,075  $   236,022  $  2,294,407  $  2,580,885  $  1,951,841  $  2,131,169
Expenses:
   Mortality and expense
      risk and
      administrative charges     (423,372)     (63,702)   (1,796,089)   (1,811,052)   (1,816,469)   (1,707,749)
                              -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)      251,703      172,320       498,318       769,833       135,372       423,420
                              -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --            --     5,781,499            --     5,068,168
   Net realized gain (loss)         4,770      (69,515)  (10,729,079)  (17,902,429)  (11,814,815)  (15,773,701)
                              -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)             4,770      (69,515)  (10,729,079)  (12,120,930)  (11,814,815)  (10,705,533)
                              -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       4,699,152     (721,786)   16,983,064    46,257,734    18,126,687    41,428,323
                              -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              4,955,625     (618,981)    6,752,303    34,906,637     6,447,244    31,146,210
                              -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments              181,953       84,641       716,407       785,652       645,146     1,519,445
   Transfers between
      sub-accounts and the
      company                    (202,454)  29,340,823    (2,979,902)  (12,934,416)   (1,584,822)   (6,946,012)
   Withdrawals                 (2,943,191)    (233,393)  (14,510,921)  (13,266,342)   (9,908,664)   (7,210,238)
   Annual contract fee            (93,130)     (15,926)     (305,505)     (357,720)     (447,316)     (501,427)
                              -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (3,056,822)  29,176,145   (17,079,921)  (25,772,826)  (11,295,656)  (13,138,232)
                              -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       1,898,803   28,557,164   (10,327,618)    9,133,811    (4,848,412)   18,007,978
Contract owners' equity at
   beginning of period         28,557,164           --   133,408,791   124,274,980   123,004,856   104,996,878
                              -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $30,455,967  $28,557,164  $123,081,173  $133,408,791  $118,156,444  $123,004,856
                              ===========  ===========  ============  ============  ============  ============

                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period      2,328,932           --     8,033,229     9,996,172     6,733,805     7,623,148
Units issued                      499,323    2,659,490       442,711       354,218       604,047       573,253
Units redeemed                    768,060      330,558     1,493,959     2,317,161     1,218,857     1,462,596
                              -----------  -----------  ------------  ------------  ------------  ------------
Units, end of period            2,060,195    2,328,932     6,981,981     8,033,229     6,118,995     6,733,805
                              ===========  ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Investment                  Investment
                                 Quality Bond Series I      Quality Bond Series II        Large Cap Series I
                              --------------------------  --------------------------  --------------------------
                                   2010         2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions     $  8,670,618  $  6,962,949  $  6,398,297  $  5,599,584  $  1,284,527  $  2,212,728
Expenses:
   Mortality and expense
      risk and
      administrative charges    (1,969,865)   (1,695,350)   (2,173,879)   (1,586,017)   (1,760,568)   (1,657,962)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)     6,700,753     5,267,599     4,224,418     4,013,567      (476,041)      554,766
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --            --            --            --            --
   Net realized gain (loss)        638,844    (3,439,764)      729,252    (1,318,927)   (8,369,597)  (16,614,768)
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)            638,844    (3,439,764)      729,252    (1,318,927)   (8,369,597)  (16,614,768)
                              ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                        2,180,181    12,345,175     2,734,164     6,795,401    22,859,494    45,752,680
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations               9,519,778    14,173,010     7,687,834     9,490,041    14,013,856    29,692,678
                              ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            11,025,416    21,850,928     1,342,921     2,016,184       308,670       400,653
   Transfers between
      sub-accounts and the
      company                   16,638,303    33,608,110     1,971,053    43,104,013    (4,386,392)   (7,108,282)
   Withdrawals                 (18,205,321)  (14,818,333)  (16,576,014)  (10,597,578)  (13,038,170)  (11,354,931)
   Annual contract fee            (859,052)     (904,006)     (586,129)     (450,483)     (219,671)     (237,372)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  8,599,346    39,736,699   (13,848,169)   34,072,136   (17,335,563)  (18,299,932)
                              ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       18,119,124    53,909,709    (6,160,335)   43,562,177    (3,321,707)   11,392,746
Contract owners' equity at
   beginning of period         156,994,085   103,084,376   135,966,685    92,404,508   129,171,779   117,779,033
                              ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $175,113,209  $156,994,085  $129,806,350  $135,966,685  $125,850,072  $129,171,779
                              ============  ============  ============  ============  ============  ============

                                   2010         2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period       8,810,880     5,071,248     8,375,031     6,301,640    10,813,548    12,717,322
Units issued                     2,514,847     4,962,200     1,743,520     3,438,276        78,719       106,555
Units redeemed                   1,496,647     1,222,568     2,538,797     1,364,885     1,498,321     2,010,329
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, end of period             9,829,080     8,810,880     7,579,754     8,375,031     9,393,946    10,813,548
                              ============  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                            Large
                                 Large Cap Series II    Large Cap Value Series I     Cap Value Series II
                              ------------------------  ------------------------  ------------------------
                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions     $    75,382  $   138,398  $   216,213  $   307,734  $   186,496  $   251,194
Expenses:
   Mortality and expense
      risk and
      administrative charges     (143,175)    (128,612)    (279,197)    (294,510)    (302,895)    (285,665)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)      (67,793)       9,786      (62,984)      13,224     (116,399)     (34,471)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --           --           --           --           --
   Net realized gain (loss)      (660,438)  (1,787,570)  (2,515,755)  (4,978,721)  (1,839,976)  (2,868,641)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)          (660,438)  (1,787,570)  (2,515,755)  (4,978,721)  (1,839,976)  (2,868,641)
                              -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       1,718,232    3,769,832    3,977,899    6,286,412    3,349,785    4,303,625
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations                990,001    1,992,048    1,399,160    1,320,915    1,393,410    1,400,513
                              -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments              129,957       46,477       89,162      121,799       97,367      173,686
   Transfers between
      sub-accounts and the
      company                    (160,389)    (754,935)    (450,476)  (2,049,100)   1,567,256     (221,798)
   Withdrawals                   (944,676)    (481,465)  (2,371,485)  (2,324,708)  (1,576,186)  (1,231,792)
   Annual contract fee            (41,814)     (43,893)     (66,822)     (77,591)     (73,288)     (80,003)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (1,016,922)  (1,233,816)  (2,799,621)  (4,329,600)      15,149   (1,359,907)
                              -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                         (26,921)     758,232   (1,400,461)  (3,008,685)   1,408,559       40,606
Contract owners' equity at
   beginning of period          9,291,293    8,533,061   20,018,553   23,027,238   19,356,704   19,316,098
                              -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $ 9,264,372  $ 9,291,293  $18,618,092  $20,018,553  $20,765,263  $19,356,704
                              ===========  ===========  ===========  ===========  ===========  ===========

                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period        789,704      932,080    1,157,609    1,450,254    1,133,545    1,228,957
Units issued                       61,180       94,205      125,598      152,608      225,485      195,065
Units redeemed                    146,427      236,581      288,947      445,253      232,539      290,477
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period              704,457      789,704      994,260    1,157,609    1,126,491    1,133,545
                              ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Lifestyle                   Lifestyle                   Lifestyle
                                  Aggressive Series I        Aggressive Series II          Balanced Series I
                              --------------------------  --------------------------  --------------------------
                                  2010          2009           2010         2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions     $  1,827,512  $    844,497  $  3,020,553  $  1,277,771  $ 18,402,025  $ 25,581,960
Expenses:
   Mortality and expense
      risk and
      administrative charges    (1,373,360)   (1,217,687)   (2,726,791)   (2,366,017)   (9,299,937)   (7,890,860)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)       454,152      (373,190)      293,762    (1,088,246)    9,102,088    17,691,100
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --            --            --            --       420,228
   Net realized gain (loss)     (8,831,413)  (13,188,324)  (13,908,452)  (19,188,518)  (21,652,507)  (55,036,545)
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)         (8,831,413)  (13,188,324)  (13,908,452)  (19,188,518)  (21,652,507)  (54,616,317)
                              ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       21,524,186    37,735,888    37,289,043    64,428,074    77,986,924   175,122,440
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              13,146,925    24,174,374    23,674,353    44,151,310    65,436,505   138,197,223
                              ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments               678,277       741,381     3,174,869     4,830,193    28,391,458    39,673,754
   Transfers between
      sub-accounts and the
      company                    1,145,227    (1,794,331)   (1,560,781)   (2,907,807)   26,853,733    60,171,286
   Withdrawals                  (6,703,546)   (5,555,182)  (14,426,040)   (6,976,923)  (80,520,060)  (61,729,057)
   Annual contract fee            (352,903)     (361,039)     (687,412)     (714,155)   (2,949,617)   (2,603,072)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 (5,232,945)   (6,969,171)  (13,499,364)   (5,768,692)  (28,224,486)   35,512,911
                              ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                        7,913,980    17,205,203    10,174,989    38,382,618    37,212,019   173,710,134
Contract owners' equity at
   beginning of period          95,282,705    78,077,502   178,414,101   140,031,483   662,525,999   488,815,865
                              ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $103,196,685  $ 95,282,705  $188,589,090  $178,414,101  $699,738,018  $662,525,999
                              ============  ============  ============  ============  ============  ============

                                  2010          2009           2010         2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period       6,570,279     7,208,200    12,202,049    12,730,138    40,029,522    35,215,875
Units issued                     1,233,548       670,233     1,141,163     1,356,324     7,452,735    13,232,889
Units redeemed                   1,620,090     1,308,154     2,064,938     1,884,413     7,128,701     8,419,242
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, end of period             6,183,737     6,570,279    11,278,274    12,202,049    40,353,556    40,029,522
                              ============  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    Lifestyle Balanced          Lifestyle Conservative        Lifestyle Conservative
                                          Series II                    Series I                     Series II
                              ------------------------------  --------------------------  ------------------------------
                                   2010            2009           2010          2009           2010            2009
                              --------------  --------------  ------------  ------------  --------------  --------------
Income:
   Dividend distributions     $  241,978,957  $  336,039,640  $  5,787,292  $ 10,401,056  $   57,711,107  $  100,430,665
Expenses:
   Mortality and expense
      risk and
      administrative charges    (144,676,449)   (118,359,857)   (3,018,917)   (2,581,795)    (35,723,695)    (26,486,012)
                              --------------  --------------  ------------  ------------  --------------  --------------
Net investment income (loss)      97,302,508     217,679,783     2,768,375     7,819,261      21,987,412      73,944,653
                              --------------  --------------  ------------  ------------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                       --       5,935,263            --       439,381              --       4,223,911
   Net realized gain (loss)     (138,384,962)   (123,362,498)    2,186,456    (9,131,129)    (15,200,726)    (38,032,869)
                              --------------  --------------  ------------  ------------  --------------  --------------
Realized gains (losses)         (138,384,962)   (117,427,235)    2,186,456    (8,691,748)    (15,200,726)    (33,808,958)
                              --------------  --------------  ------------  ------------  --------------  --------------
Unrealized appreciation
   (depreciation) during the
   period                        917,216,712   1,854,295,594    10,916,358    34,810,182     156,141,573     282,067,887
                              --------------  --------------  ------------  ------------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from operations               876,134,258   1,954,548,142    15,871,189    33,937,695     162,928,259     322,203,582
                              --------------  --------------  ------------  ------------  --------------  --------------
Changes from principal
   transactions:
   Purchase payments             409,098,662     709,957,143     4,260,475    10,870,344     144,459,918     189,953,281
   Transfers between
      sub-accounts and the
      company                    119,524,423     502,193,695    27,790,584    48,595,822     178,337,623     521,162,288
   Withdrawals                  (618,899,456)   (357,374,676)  (35,319,903)  (28,035,261)   (202,042,357)   (124,863,818)
   Annual contract fee           (49,217,857)    (40,630,601)     (777,513)     (763,072)    (12,363,984)     (8,469,256)
                              --------------  --------------  ------------  ------------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 (139,494,228)    814,145,561    (4,046,357)   30,667,833     108,391,200     577,782,495
                              --------------  --------------  ------------  ------------  --------------  --------------
Total increase (decrease)
   in contract owners'
   equity                        736,640,030   2,768,693,703    11,824,832    64,605,528     271,319,459     899,986,077
Contract owners' equity at
   beginning of period         9,123,269,007   6,354,575,304   208,449,069   143,843,541   2,071,301,574   1,171,315,497
                              --------------  --------------  ------------  ------------  --------------  --------------
Contract owners' equity at
   end of period              $9,859,909,037  $9,123,269,007  $220,273,901  $208,449,069  $2,342,621,033  $2,071,301,574
                              ==============  ==============  ============  ============  ==============  ==============

                                   2010            2009          2010          2009            2010            2009
                              --------------  --------------  ------------  ------------  --------------  --------------
Units, beginning of period       611,485,345     536,639,432    11,452,790     8,661,797     133,572,464      89,201,134
Units issued                      36,123,426      99,521,532     4,137,883     6,659,874      38,173,707      61,536,157
Units redeemed                    40,620,709      24,675,619     4,042,966     3,868,881      29,916,921      17,164,827
                              --------------  --------------  ------------  ------------  --------------  --------------
Units, end of period             606,988,062     611,485,345    11,547,707    11,452,790     141,829,250     133,572,464
                              ==============  ==============  ============  ============  ==============  ==============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                Lifestyle Moderate
                               Lifestyle Growth Series I      Lifestyle Growth Series II             Series I
                              --------------------------  --------------------------------  --------------------------
                                  2010          2009            2010             2009           2010          2009
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Income:
   Dividend distributions     $ 13,537,990  $ 15,675,017  $   255,974,576  $   305,362,798  $  6,786,751  $ 10,465,334
Expenses:
   Mortality and expense
      risk and
      administrative charges    (7,405,769)   (6,479,986)    (174,963,402)    (147,155,688)   (3,481,516)   (3,079,669)
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Net investment income (loss)     6,132,221     9,195,031       81,011,174      158,207,110     3,305,235     7,385,665
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --               --               --            --            --
   Net realized gain (loss)    (21,756,160)  (53,828,123)    (211,027,896)    (226,638,528)   (4,298,289)  (17,919,525)
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Realized gains (losses)        (21,756,160)  (53,828,123)    (211,027,896)    (226,638,528)   (4,298,289)  (17,919,525)
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       76,058,742   170,671,154    1,334,091,234    2,694,435,207    22,873,639    59,182,236
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              60,434,803   126,038,062    1,204,074,512    2,626,003,789    21,880,585    48,648,376
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            34,645,473    33,574,105      492,620,208      782,462,001    10,637,477    16,874,024
   Transfers between
      sub-accounts and the
      company                   17,543,631     2,366,864      (23,542,458)     (50,512,147)   18,029,244    20,021,177
   Withdrawals                 (48,679,740)  (35,496,990)    (551,303,826)    (320,211,159)  (30,117,067)  (27,673,693)
   Annual contract fee          (2,919,134)   (2,450,379)     (65,464,110)     (58,308,241)   (1,035,461)   (1,011,711)
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                    590,230    (2,006,400)    (147,690,186)     353,430,454    (2,485,807)    8,209,797
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       61,025,033   124,031,662    1,056,384,326    2,979,434,243    19,394,778    56,858,173
Contract owners' equity at
   beginning of period         534,791,990   410,760,328   11,149,868,272    8,170,434,029   245,632,228   188,774,055
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Contract owners' equity at
   end of period              $595,817,023  $534,791,990  $12,206,252,598  $11,149,868,272  $265,027,006  $245,632,228
                              ============  ============  ===============  ===============  ============  ============

                                  2010          2009             2010             2009          2010          2009
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Units, beginning of period      35,025,976    33,091,302      783,016,876      739,884,660    13,923,302    12,358,584
Units issued                     7,228,803    10,202,492       43,625,212       82,615,947     3,424,283     5,334,629
Units redeemed                   5,535,147     8,267,818       48,518,624       39,483,731     3,015,695     3,769,911
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Units, end of period            36,719,632    35,025,976      778,123,464      783,016,876    14,331,890    13,923,302
                              ============  ============  ===============  ===============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     Lifestyle Moderate
                                           Series II           Mid Cap Index Series I    Mid Cap Index Series II
                              ------------------------------  ------------------------  -------------------------
                                   2010            2009           2010         2009         2010         2009
                              --------------  --------------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions     $   70,352,043  $  107,395,976  $   396,845  $   328,254  $   628,892  $    523,917
Expenses:
   Mortality and expense
      risk and
      administrative charges     (42,831,483)    (33,530,538)    (570,654)    (487,485)  (1,201,970)     (982,541)
                              --------------  --------------  -----------  -----------  -----------  ------------
Net investment income (loss)      27,520,560      73,865,438     (173,809)    (159,231)    (573,078)     (458,624)
                              --------------  --------------  -----------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                       --              --           --      501,035           --       964,101
   Net realized gain (loss)      (38,811,151)    (45,838,195)  (2,117,230)  (6,280,133)  (4,526,365)  (10,156,599)
                              --------------  --------------  -----------  -----------  -----------  ------------
Realized gains (losses)          (38,811,151)    (45,838,195)  (2,117,230)  (5,779,098)  (4,526,365)   (9,192,498)
                              --------------  --------------  -----------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the
   period                        244,567,000     470,538,240   10,441,592   15,406,931   21,026,599    28,262,332
                              --------------  --------------  -----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations               233,276,409     498,565,483    8,150,553    9,468,602   15,927,156    18,611,210
                              --------------  --------------  -----------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments             173,360,760     270,578,951      160,324      149,366      427,554     1,097,024
   Transfers between
      sub-accounts and the
      company                    133,514,376     310,964,877      811,738   (2,008,966)  (1,308,158)     (695,759)
   Withdrawals                  (216,720,981)   (120,696,131)  (3,724,676)  (3,019,282)  (7,531,476)   (4,039,798)
   Annual contract fee           (14,528,969)    (10,560,240)    (117,513)    (117,748)    (358,319)     (357,795)
                              --------------  --------------  -----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                   75,625,186     450,287,457   (2,870,127)  (4,996,630)  (8,770,399)   (3,996,328)
                              --------------  --------------  -----------  -----------  -----------  ------------
Total increase (decrease)
   in contract owners'
   equity                        308,901,595     948,852,940    5,280,426    4,471,972    7,156,757    14,614,882
Contract owners' equity at
   beginning of period         2,638,639,970   1,689,787,030   36,668,097   32,196,125   74,102,879    59,487,997
                              --------------  --------------  -----------  -----------  -----------  ------------
Contract owners' equity at
   end of period              $2,947,541,565  $2,638,639,970  $41,948,523  $36,668,097  $81,259,636  $ 74,102,879
                              ==============  ==============  ===========  ===========  ===========  ============

                                   2010            2009           2010         2009         2010         2009
                              --------------  --------------  -----------  -----------  -----------  ------------
Units, beginning of period       175,829,782     137,848,366    2,155,012    2,545,090    4,703,227     5,042,423
Units issued                      24,269,020      48,762,461      293,921      323,095      709,082       806,801
Units redeemed                    17,948,003      10,781,045      461,845      713,173    1,240,444     1,145,997
                              --------------  --------------  -----------  -----------  -----------  ------------
Units, end of period             182,150,799     175,829,782    1,987,088    2,155,012    4,171,865     4,703,227
                              ==============  ==============  ===========  ===========  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Mid Cap Stock Series I      Mid Cap Stock Series II     Mid Value Series I
                              --------------------------  --------------------------  -------------------------
                                  2010          2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions     $        138  $         --  $         --  $         --  $  1,611,378  $   353,732
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,442,907)   (2,172,286)   (1,745,474)   (1,494,538)   (1,196,531)    (781,106)
                              ------------  ------------  ------------  ------------  ------------  -----------
Net investment income (loss)    (2,442,769)   (2,172,286)   (1,745,474)   (1,494,538)      414,847     (427,374)
                              ------------  ------------  ------------  ------------  ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --            --            --       291,701           --
   Net realized gain (loss)     (6,322,476)  (17,954,327)   (7,302,169)  (17,899,843)    4,734,985    1,873,824
                              ------------  ------------  ------------  ------------  ------------  -----------
Realized gains (losses)         (6,322,476)  (17,954,327)   (7,302,169)  (17,899,843)    5,026,686    1,873,824
                              ------------  ------------  ------------  ------------  ------------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       42,082,640    58,667,860    29,330,607    43,537,053     5,323,410   21,206,762
                              ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              33,317,395    38,541,247    20,282,964    24,142,672    10,764,943   22,653,212
                              ------------  ------------  ------------  ------------  ------------  -----------
Changes from principal
   transactions:
   Purchase payments             5,872,132     6,025,485       888,457     1,365,836       404,162      275,575
   Transfers between
      sub-accounts and the
      company                   (3,963,283)  (10,671,114)     (584,996)   (4,442,340)   (3,005,842)  64,780,220
   Withdrawals                 (18,260,366)  (14,017,374)  (10,127,552)   (6,219,851)   (9,917,525)  (2,940,586)
   Annual contract fee            (748,622)     (721,656)     (442,784)     (448,195)     (281,992)    (183,917)
                              ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (17,100,139)  (19,384,659)  (10,266,875)   (9,744,550)  (12,801,197)  61,931,292
                              ------------  ------------  ------------  ------------  ------------  -----------
Total increase (decrease)
   in contract owners'
   equity                       16,217,256    19,156,588    10,016,089    14,398,122    (2,036,254)  84,584,504
Contract owners' equity at
   beginning of period         167,211,294   148,054,706   107,670,416    93,272,294    84,584,504           --
                              ------------  ------------  ------------  ------------  ------------  -----------
Contract owners' equity at
   end of period              $183,428,550  $167,211,294  $117,686,505  $107,670,416  $ 82,548,250  $84,584,504
                              ============  ============  ============  ============  ============  ===========

                                  2010          2009          2010          2009          2010         2009
                              ------------  ------------  ------------  ------------  ------------  -----------
Units, beginning of period      11,821,904    13,282,484     6,241,071     6,953,618     5,577,843           --
Units issued                     1,368,577     1,466,605       751,575     1,221,160       186,491    6,465,964
Units redeemed                   2,234,980     2,927,185     1,332,161     1,933,707     1,010,806      888,121
                              ------------  ------------  ------------  ------------  ------------  -----------
Units, end of period            10,955,501    11,821,904     5,660,485     6,241,071     4,753,528    5,577,843
                              ============  ============  ============  ============  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 Mid Value Series II        Money Market Series I         Money Market Series II
                              -------------------------  ---------------------------  ------------------------------
                                  2010          2009         2010          2009            2010            2009
                              ------------  -----------  ------------  -------------  --------------  --------------
Income:
   Dividend distributions     $  1,625,642  $   205,767  $         --  $     669,916  $           --  $    1,110,291
Expenses:
   Mortality and expense
      risk and
      administrative charges    (1,458,881)    (948,228)   (3,230,682)    (4,558,821)    (15,937,073)    (21,513,511)
                              ------------  -----------  ------------  -------------  --------------  --------------
Net investment income (loss)       166,761     (742,461)   (3,230,682)    (3,888,905)    (15,937,073)    (20,403,220)
                              ------------  -----------  ------------  -------------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                329,335           --         2,178             --          10,756              --
   Net realized gain (loss)      4,280,013   (2,536,789)           --             --              --              --
                              ------------  -----------  ------------  -------------  --------------  --------------
Realized gains (losses)          4,609,348   (2,536,789)        2,178             --          10,756              --
                              ------------  -----------  ------------  -------------  --------------  --------------
Unrealized appreciation
   (depreciation) during the
   period                        6,940,045   27,898,437            --             --              --              --
                              ------------  -----------  ------------  -------------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from operations              11,716,154   24,619,187    (3,228,504)    (3,888,905)    (15,926,317)    (20,403,220)
                              ------------  -----------  ------------  -------------  --------------  --------------
Changes from principal
   transactions:
   Purchase payments               334,623      300,186     6,884,871      5,331,591     156,862,854     201,663,908
   Transfers between
      sub-accounts and the
      company                   (2,506,505)  65,063,056   (81,436,767)     3,839,255    (154,563,324)   (129,381,874)
   Withdrawals                  (7,665,497)  (5,000,315)   14,556,991   (129,121,051)   (287,133,245)   (294,567,100)
   Annual contract fee            (364,395)    (278,087)     (828,083)      (872,136)     (5,909,145)     (6,810,431)
                              ------------  -----------  ------------  -------------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (10,201,774)  60,084,840   (60,822,988)  (120,822,341)   (290,742,860)   (229,095,497)
                              ------------  -----------  ------------  -------------  --------------  --------------
Total increase (decrease)
   in contract owners'
   equity                        1,514,380   84,704,027   (64,051,492)  (124,711,246)   (306,669,177)   (249,498,717)
Contract owners' equity at
   beginning of period          92,029,468    7,325,441   240,289,995    365,001,241   1,133,525,402   1,383,024,119
                              ------------  -----------  ------------  -------------  --------------  --------------
Contract owners' equity at
   end of period              $ 93,543,848  $92,029,468  $176,238,503  $ 240,289,995  $  826,856,225  $1,133,525,402
                              ============  ===========  ============  =============  ==============  ==============

                                  2010          2009         2010          2009            2010            2009
                              ------------  -----------  ------------  -------------  --------------  --------------
Units, beginning of period       6,142,311      700,153    15,261,241     22,608,467      88,916,938     107,096,820
Units issued                       248,717    6,603,930     9,553,377      8,803,030      39,037,439      49,553,562
Units redeemed                     910,106    1,161,772    13,429,665     16,150,256      62,119,492      67,733,444
                              ------------  -----------  ------------  -------------  --------------  --------------
Units, end of period             5,480,922    6,142,311    11,384,953     15,261,241      65,834,885      88,916,938
                              ============  ===========  ============  =============  ==============  ==============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Money Market Trust B
                                     Series NAV           Mutual Shares Series I    Natural Resources Series II
                              ------------------------  --------------------------  ---------------------------
                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  -------------
Income:
   Dividend distributions     $    14,946  $   173,442  $  4,307,323  $  1,460,431  $    657,134  $     933,738
Expenses:
   Mortality and expense
      risk and
      administrative charges     (446,948)    (545,745)   (1,290,053)     (636,005)   (2,424,919)    (2,151,838)
                              -----------  -----------  ------------  ------------  ------------  -------------
Net investment income (loss)     (432,002)    (372,303)    3,017,270       824,426    (1,767,785)    (1,218,100)
                              -----------  -----------  ------------  ------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --            --            --            --     43,502,897
   Net realized gain (loss)            --           --      (210,177)     (993,234)  (32,424,468)  (101,777,092)
                              -----------  -----------  ------------  ------------  ------------  -------------
Realized gains (losses)                --           --      (210,177)     (993,234)  (32,424,468)   (58,274,195)
                              -----------  -----------  ------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the
   period                              --           --    13,157,354    23,288,199    52,549,375    119,418,999
                              -----------  -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in
   contract owners' equity
   from operations               (432,002)    (372,303)   15,964,447    23,119,391    18,357,122     59,926,704
                              -----------  -----------  ------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments              190,699      284,380    20,738,936    44,778,844     1,218,067      2,898,271
   Transfers between
      sub-accounts and the
      company                     845,874    1,216,171    19,034,364    38,793,049    (2,251,887)    16,831,445
   Withdrawals                 (6,890,006)  (6,451,918)   (4,915,742)     (779,906)  (14,997,795)    (9,243,768)
   Annual contract fee           (170,359)    (223,479)   (1,391,954)   (1,535,364)     (505,013)      (537,104)
                              -----------  -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,023,792)  (5,174,846)   33,465,604    81,256,623   (16,536,628)     9,948,844
                              -----------  -----------  ------------  ------------  ------------  -------------
Total increase (decrease)
   in contract owners'
   equity                      (6,455,794)  (5,547,149)   49,430,051   104,376,014     1,820,494     69,875,548
Contract owners' equity at
   beginning of period         32,691,653   38,238,802   122,735,536    18,359,522   173,158,032    103,282,484
                              -----------  -----------  ------------  ------------  ------------  -------------
Contract owners' equity at
   end of period              $26,235,859  $32,691,653  $172,165,587  $122,735,536  $174,978,526  $ 173,158,032
                              ===========  ===========  ============  ============  ============  =============

                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  -------------
Units, beginning of period      2,574,889    2,981,744    11,608,152     2,191,280     4,956,632      4,519,846
Units issued                      757,557    1,086,155     3,581,353     9,731,411       914,539      2,152,880
Units redeemed                  1,234,960    1,493,010       456,068       314,539     1,387,262      1,716,094
                              -----------  -----------  ------------  ------------  ------------  -------------
Units, end of period            2,097,486    2,574,889    14,733,437    11,608,152     4,483,909      4,956,632
                              ===========  ===========  ============  ============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Optimized                 Optimized
                                  All Cap Series II          Value Series II         Pacific Rim Series I
                              ------------------------  ------------------------  -------------------------
                                  2010         2009         2010         2009         2010          2009
                              -----------  -----------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions     $   558,147  $   654,699  $   193,101  $   202,429  $     87,997  $   193,456
Expenses:
   Mortality and expense
      risk and
      administrative charges     (946,379)    (871,431)    (175,461)    (166,873)      (98,139)    (270,309)
                              -----------  -----------  -----------  -----------  ------------  -----------
Net investment income (loss)     (388,232)    (216,732)      17,640       35,556       (10,142)     (76,853)
                              -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --           --           --            --           --
   Net realized gain (loss)    (7,033,168)  (8,901,313)  (1,424,804)  (1,858,050)   (3,494,383)  (6,234,242)
                              -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses)        (7,033,168)  (8,901,313)  (1,424,804)  (1,858,050)   (3,494,383)  (6,234,242)
                              -----------  -----------  -----------  -----------  ------------  -----------
Unrealized appreciation
   (depreciation) during the
   period                      17,262,245   22,354,688    2,603,370    4,036,830     3,771,807   11,127,878
                              -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              9,840,845   13,236,643    1,196,206    2,214,336       267,282    4,816,783
                              -----------  -----------  -----------  -----------  ------------  -----------
Changes from principal
   transactions:
   Purchase payments              347,791      314,369       53,000       38,463        32,150      137,444
   Transfers between
      sub-accounts and the
      company                  (3,001,925)  (4,553,888)    (164,385)    (676,769)  (19,653,484)  (1,023,110)
   Withdrawals                 (5,579,536)  (3,222,158)  (1,282,531)    (696,623)     (848,464)  (1,820,119)
   Annual contract fee           (358,749)    (384,810)     (63,926)     (70,379)      (25,076)     (63,718)
                              -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (8,592,419)  (7,846,487)  (1,457,842)  (1,405,308)  (20,494,874)  (2,769,503)
                              -----------  -----------  -----------  -----------  ------------  -----------
Total increase (decrease)
   in contract owners'
   equity                       1,248,426    5,390,156     (261,636)     809,028   (20,227,592)   2,047,280
Contract owners' equity at
   beginning of period         62,406,897   57,016,741   11,845,975   11,036,947    20,227,592   18,180,312
                              -----------  -----------  -----------  -----------  ------------  -----------
Contract owners' equity at
   end of period              $63,655,323  $62,406,897  $11,584,339  $11,845,975  $         --  $20,227,592
                              ===========  ===========  ===========  ===========  ============  ===========

                                  2010         2009         2010         2009         2010          2009
                              -----------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period      4,142,487    4,770,992      969,174    1,107,167     1,716,569    2,021,114
Units issued                      214,095       59,072       46,170       36,236       118,249      420,673
Units redeemed                    756,440      687,577      164,526      174,229     1,834,818      725,218
                              -----------  -----------  -----------  -----------  ------------  -----------
Units, end of period            3,600,142    4,142,487      850,818      969,174            --    1,716,569
                              ===========  ===========  ===========  ===========  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                          Real Estate
                                Pacific Rim Series II         PIMCO All Asset          Securities Series I
                              -------------------------  ------------------------  -------------------------
                                  2010          2009         2010         2009         2010         2009
                              ------------  -----------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions     $     96,579  $   150,142  $ 1,948,657  $ 1,406,392  $   967,611  $  1,361,709
Expenses:
   Mortality and expense
      risk and
      administrative charges      (119,121)    (277,019)    (428,354)    (320,510)    (793,238)     (609,288)
                              ------------  -----------  -----------  -----------  -----------  ------------
Net investment income (loss)       (22,542)    (126,877)   1,520,303    1,085,882      174,373       752,421
                              ------------  -----------  -----------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --           --           --           --           --            --
   Net realized gain (loss)       (142,839)  (5,120,388)    (645,282)  (1,362,818)  (9,137,009)  (30,359,776)
                              ------------  -----------  -----------  -----------  -----------  ------------
Realized gains (losses)           (142,839)  (5,120,388)    (645,282)  (1,362,818)  (9,137,009)  (30,359,776)
                              ------------  -----------  -----------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the
   period                          383,532   10,309,318    1,927,056    3,865,320   21,421,897    39,829,457
                              ------------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations                 218,151    5,062,053    2,802,077    3,588,384   12,459,261    10,222,102
                              ------------  -----------  -----------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                55,483      536,973      168,493       62,821      260,074       123,585
   Transfers between
      sub-accounts and the
      company                  (20,688,462)   2,119,081    7,975,723    1,803,186    1,006,822    (3,521,340)
   Withdrawals                    (709,837)    (941,637)  (2,690,366)  (1,714,518)  (6,799,295)   (4,964,352)
   Annual contract fee             (22,075)     (62,561)     (82,612)     (63,673)    (136,821)     (123,447)
                              ------------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (21,364,891)   1,651,856    5,371,238       87,816   (5,669,220)   (8,485,554)
                              ------------  -----------  -----------  -----------  -----------  ------------
Total increase (decrease)
   in contract owners'
   equity                      (21,146,740)   6,713,909    8,173,315    3,676,200    6,790,041     1,736,548
Contract owners' equity at
   beginning of period          21,146,740   14,432,831   23,773,569   20,097,369   48,549,391    46,812,843
                              ------------  -----------  -----------  -----------  -----------  ------------
Contract owners' equity at
   end of period              $         --  $21,146,740  $31,946,884  $23,773,569  $55,339,432  $ 48,549,391
                              ============  ===========  ===========  ===========  ===========  ============

                                  2010          2009         2010         2009         2010         2009
                              ------------  -----------  -----------  -----------  -----------  ------------
Units, beginning of period       1,249,439    1,096,257    1,526,486    1,541,751    2,091,375     2,583,952
Units issued                       291,160      699,532      824,675      414,192      382,264       352,591
Units redeemed                   1,540,599      546,350      501,560      429,457      601,376       845,168
                              ------------  -----------  -----------  -----------  -----------  ------------
Units, end of period                    --    1,249,439    1,849,601    1,526,486    1,872,263     2,091,375
                              ============  ===========  ===========  ===========  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     Real Estate                                              Science &
                                 Securities Series II    Real Return Bond Series II      Technology Series I
                              -------------------------  --------------------------  --------------------------
                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions     $ 1,097,177  $  1,617,967  $  8,823,330  $  7,055,246  $         68  $         --
Expenses:
   Mortality and expense
      risk and
      administrative charges   (1,053,551)     (783,795)   (1,292,125)   (1,303,304)   (1,534,886)   (1,368,804)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)       43,626       834,172     7,531,205     5,751,942    (1,534,818)   (1,368,804)
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --            --            --     4,822,162            --            --
   Net realized gain (loss)    (9,571,385)  (32,035,917)   (3,351,599)   (3,839,988)    6,594,720     2,053,092
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)        (9,571,385)  (32,035,917)   (3,351,599)      982,174     6,594,720     2,053,092
                              -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                      25,150,963    45,162,341     1,471,447     6,349,694    16,297,297    43,698,526
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations             15,623,204    13,960,596     5,651,053    13,083,810    21,357,199    44,382,814
                              -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments              534,242     2,164,971       215,479       379,433       568,294       784,000
   Transfers between
      sub-accounts and the
      company                     648,223    (3,531,730)   (4,054,000)    4,640,939    (5,530,914)   (5,218,177)
   Withdrawals                 (6,417,168)   (3,999,341)  (10,080,940)  (10,077,603)  (11,131,978)   (8,474,471)
   Annual contract fee           (242,954)     (235,189)     (217,641)     (254,114)     (349,910)     (369,552)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (5,477,657)   (5,601,289)  (14,137,102)   (5,311,345)  (16,444,508)  (13,278,200)
                              -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      10,145,547     8,359,307    (8,486,049)    7,772,465     4,912,691    31,104,614
Contract owners' equity at
   beginning of period         61,999,895    53,640,588    85,501,849    77,729,384   108,495,025    77,390,411
                              -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $72,145,442  $ 61,999,895  $ 77,015,800  $ 85,501,849  $113,407,716  $108,495,025
                              ===========  ============  ============  ============  ============  ============

                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period      3,296,683     3,569,226     5,613,322     5,990,033     9,846,551    11,304,471
Units issued                      690,523       941,107       988,640     1,704,548       596,334     1,189,071
Units redeemed                    953,752     1,213,650     1,874,589     2,081,259     2,069,031     2,646,991
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period            3,033,454     3,296,683     4,727,373     5,613,322     8,373,854     9,846,551
                              ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                          Short Term    Short Term
                                                          Government    Government
                                      Science &             Income        Income        Small Cap
                                 Technology Series II      Series I     Series II    Growth Series I
                              -------------------------  -------------------------  -----------------
                                  2010         2009          2010          2010       2010      2009
                              -----------  ------------  ------------  -----------  --------  -------
Income:
   Dividend distributions
      received                $        --  $         --  $  1,221,384  $   982,139  $     --  $    --
Expenses:
   Mortality and expense
      risk and
      administrative charges     (751,903)     (606,867)     (869,950)    (852,026)   (1,243)    (318)
                              -----------  ------------  ------------  -----------  --------  -------
Net investment income (loss)     (751,903)     (606,867)      351,434      130,113    (1,243)    (318)
                              -----------  ------------  ------------  -----------  --------  -------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --            --        20,198       18,875        --       --
   Net realized gain (loss)     1,323,782    (2,595,820)      299,075      275,448     3,985       (2)
                              -----------  ------------  ------------  -----------  --------  -------
Realized gains (losses)         1,323,782    (2,595,820)      319,273      294,323     3,985       (2)
                              -----------  ------------  ------------  -----------  --------  -------
Unrealized appreciation
   (depreciation) during the
   period                       9,034,677    21,511,764       140,035      103,794    27,891   11,982
                              -----------  ------------  ------------  -----------  --------  -------
Net increase (decrease) in
   contract owners' equity
   from operations              9,606,556    18,309,077       810,742      528,230    30,633   11,662
                              -----------  ------------  ------------  -----------  --------  -------
Changes from principal
   transactions:
   Purchase payments              325,445       971,802        97,569      301,379    42,659   56,556
   Transfers between
      sub-accounts and the
      company                  (2,209,303)    7,617,254    90,322,657   81,893,354    57,381    7,615
   Withdrawals                 (5,110,516)   (2,526,776)  (10,102,334)  (7,713,494)  (11,691)  (5,281)
   Annual contract fee           (178,161)     (170,751)     (106,309)    (135,541)   (1,621)  (1,679)
                              -----------  ------------  ------------  -----------  --------  -------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (7,172,535)    5,891,529    80,211,583   74,345,698    86,728   57,211
                              -----------  ------------  ------------  -----------  --------  -------
Total increase (decrease)
   in contract owners'
   equity                       2,434,021    24,200,606    81,022,325   74,873,928   117,361   68,873
Contract owners' equity at
   beginning of period         51,365,381    27,164,775            --           --    86,099   17,226
                              -----------  ------------  ------------  -----------  --------  -------
Contract owners' equity at
   end of period              $53,799,402  $ 51,365,381  $ 81,022,325  $74,873,928  $203,460  $86,099
                              ===========  ============  ============  ===========  ========  =======

                                  2010         2009          2010          2010       2010      2009
                              -----------  ------------  ------------  -----------  --------  -------
Units, beginning of period      3,708,685     3,148,519            --           --     7,788    2,080
Units issued                      773,611     1,857,677     7,847,614    7,327,353    10,498    6,331
Units redeemed                  1,316,803     1,297,511     1,425,921    1,380,422     3,036      623
                              -----------  ------------  ------------  -----------  --------  -------
Units, end of period            3,165,493     3,708,685     6,421,693    5,946,931    15,250    7,788
                              ===========  ============  ============  ===========  ========  =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Small Cap                                           Small Cap
                                  Growth Series II      Small Cap Index Series I       Index Series II
                              ------------------------  ------------------------  ------------------------
                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $        --  $        --  $    82,900  $   114,640  $   169,498  $   313,871
Expenses:
   Mortality and expense
      risk and
      administrative charges     (496,715)    (395,406)    (250,886)    (220,829)    (951,202)    (812,440)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)     (496,715)    (395,406)    (167,986)    (106,189)    (781,704)    (498,569)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --           --      457,032           --    1,613,250
   Net realized gain (loss)      (450,506)  (6,712,524)    (938,866)  (2,231,538)  (3,703,468)  (5,818,924)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)          (450,506)  (6,712,524)    (938,866)  (1,774,506)  (3,703,468)  (4,205,674)
                              -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       6,549,984   14,336,850    4,781,483    5,075,791   17,541,729   16,231,422
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              5,602,763    7,228,920    3,674,631    3,195,096   13,056,557   11,527,179
                              -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments              243,197      663,794       49,555       51,269      277,844      447,484
   Transfers between
      sub-accounts and the
      company                     632,747     (239,546)     492,952   (1,175,929)  (2,852,894)  (2,472,638)
   Withdrawals                 (3,451,075)  (2,032,028)  (1,371,681)  (1,607,474)  (4,704,856)  (2,333,150)
   Annual contract fee            (94,595)     (86,830)     (58,182)     (58,055)    (317,986)    (323,532)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (2,669,726)  (1,694,610)    (887,356)  (2,790,189)  (7,597,892)  (4,681,836)
                              -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                       2,933,037    5,534,310    2,787,275      404,907    5,458,665    6,845,343
Contract owners' equity at
   beginning of period         30,670,851   25,136,541   15,814,967   15,410,060   58,966,313   52,120,970
                              -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $33,603,888  $30,670,851  $18,602,242  $15,814,967  $64,424,978  $58,966,313
                              ===========  ===========  ===========  ===========  ===========  ===========

                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period      2,052,359    2,215,159    1,130,357    1,374,591    4,052,504    4,455,488
Units issued                      563,936      700,447      152,510      103,684      337,029      244,026
Units redeemed                    736,257      863,247      214,424      347,918      819,869      647,010
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period            1,880,038    2,052,359    1,068,443    1,130,357    3,569,664    4,052,504
                              ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Small Cap                 Small Cap              Small Cap
                               Opportunities Series I    Opportunities Series II     Value Series I
                              ------------------------  ------------------------  -------------------
                                  2010         2009         2010         2009       2010       2009
                              -----------  -----------  -----------  -----------  --------  ---------
Income:
   Dividend distributions
      received                $        --  $        --  $        --  $        --  $  1,273  $  1,107
Expenses:
   Mortality and expense
      risk and
      administrative charges     (453,115)    (386,318)    (482,249)    (373,987)   (3,127)   (1,092)
                              -----------  -----------  -----------  -----------  --------  --------
Net investment income (loss)     (453,115)    (386,318)    (482,249)    (373,987)   (1,854)       15
                              -----------  -----------  -----------  -----------  --------  --------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --           --           --        --        --
   Net realized gain (loss)    (3,223,195)  (4,933,476)  (3,743,722)  (4,273,827)    2,862       (12)
                              -----------  -----------  -----------  -----------  --------  --------
Realized gains (losses)        (3,223,195)  (4,933,476)  (3,743,722)  (4,273,827)    2,862       (12)
                              -----------  -----------  -----------  -----------  --------  --------
Unrealized appreciation
   (depreciation) during the
   period                      10,810,979   12,360,752   11,108,338   11,136,901    74,674    51,288
                              -----------  -----------  -----------  -----------  --------  --------
Net increase (decrease) in
   contract owners' equity
   from operations              7,134,669    7,040,958    6,882,367    6,489,087    75,682    51,291
                              -----------  -----------  -----------  -----------  --------  --------
Changes from principal
   transactions:
   Purchase payments              125,315       93,861      175,633      468,323    81,781   155,599
   Transfers between
      sub-accounts and the
      company                   2,300,972   (2,206,473)   4,064,240     (585,584)   28,775    30,708
   Withdrawals                 (4,077,123)  (2,519,946)  (3,337,054)  (1,712,683)   (8,185)     (217)
   Annual contract fee            (90,552)     (89,406)    (124,660)    (115,897)   (2,695)   (4,476)
                              -----------  -----------  -----------  -----------  --------  --------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (1,741,388)  (4,721,964)     778,159   (1,945,841)   99,676   181,614
                              -----------  -----------  -----------  -----------  --------  --------
Total increase (decrease)
   in contract owners'
   equity                       5,393,281    2,318,994    7,660,526    4,543,246   175,358   232,905
Contract owners' equity at
   beginning of period         28,464,030   26,145,036   26,863,935   22,320,689   240,945     8,040
                              -----------  -----------  -----------  -----------  --------  --------
Contract owners' equity at
   end of period              $33,857,311  $28,464,030  $34,524,461  $26,863,935  $416,303  $240,945
                              ===========  ===========  ===========  ===========  ========  ========

                                  2010         2009         2010         2009       2010       2009
                              -----------  -----------  -----------  -----------  --------  ---------
Units, beginning of period      1,685,652    2,041,130    1,671,563    1,804,827    19,366       823
Units issued                      433,004      158,129      696,336      375,290     8,265    18,951
Units redeemed                    548,398      513,607      671,331      508,554       824       408
                              -----------  -----------  -----------  -----------  --------  --------
Units, end of period            1,570,258    1,685,652    1,696,568    1,671,563    26,807    19,366
                              ===========  ===========  ===========  ===========  ========  ========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                               Small company                Small company
                              Small Cap Value Series II        Value Series I              Value Series II
                              -------------------------  --------------------------  --------------------------
                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                $    64,121  $    138,429  $  1,012,758  $    271,026  $    886,695  $    161,506
Expenses:
   Mortality and expense
      risk and
      administrative charges     (662,837)     (533,619)   (1,142,682)   (1,109,344)   (1,215,884)   (1,104,456)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)     (598,716)     (395,190)     (129,924)     (838,318)     (329,189)     (942,950)
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --            --            --     9,586,606            --     9,006,578
   Net realized gain (loss)     1,081,321   (16,800,952)   (8,073,782)  (15,418,958)   (6,975,736)  (12,374,254)
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)         1,081,321   (16,800,952)   (8,073,782)   (5,832,352)   (6,975,736)   (3,367,676)
                              -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       8,041,429    23,349,738    21,578,460    22,993,202    20,633,152    20,149,057
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              8,524,034     6,153,596    13,374,754    16,322,532    13,328,227    15,838,431
                              -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments              298,336       757,504       223,405       321,382       507,683     1,104,826
   Transfers between
      sub-accounts and the
      company                   8,032,771   (11,669,901)   (5,760,662)   (7,179,699)   (4,531,574)   (4,544,083)
   Withdrawals                 (4,969,653)   (2,986,852)  (10,176,908)   (8,588,700)   (7,693,660)   (4,827,419)
   Annual contract fee           (125,197)     (119,253)     (218,386)     (241,105)     (292,990)     (312,778)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 3,236,257   (14,018,502)  (15,932,551)  (15,688,122)  (12,010,541)   (8,579,454)
                              -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      11,760,291    (7,864,906)   (2,557,797)      634,410     1,317,686     7,258,977
Contract owners' equity at
   beginning of period         37,413,620    45,278,526    80,022,045    79,387,635    78,532,147    71,273,170
                              -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $49,173,911  $ 37,413,620  $ 77,464,248  $ 80,022,045  $ 79,849,833  $ 78,532,147
                              ===========  ============  ============  ============  ============  ============

                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period      2,610,714     3,963,530     3,876,782     4,835,477     4,564,364     5,166,412
Units issued                    1,352,961     1,100,449       107,705       242,545       230,762       539,643
Units redeemed                  1,194,197     2,453,264       846,684     1,201,240       887,412     1,141,691
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period            2,769,478     2,610,714     3,137,803     3,876,782     3,907,714     4,564,364
                              ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                   Smaller company           Smaller Company
                                   Growth Series I          Growth Series II       Strategic Bond Series I
                              ------------------------  ------------------------  -------------------------
                                  2010         2009         2010         2009         2010          2009
                              -----------  -----------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions
      received                $        --  $        --  $        --  $        --  $  6,950,621  $ 5,546,883
Expenses:
   Mortality and expense
      risk and
      administrative charges     (534,335)     (71,447)    (346,683)     (45,471)     (929,320)  (1,013,906)
                              -----------  -----------  -----------  -----------  ------------  -----------
Net investment income (loss)     (534,335)     (71,447)    (346,683)     (45,471)    6,021,301    4,532,977
                              -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      557,346           --      335,569           --            --           --
   Net realized gain (loss)       852,848       20,275      604,733       14,523    (6,929,317)  (4,810,959)
                              -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses)         1,410,194       20,275      940,302       14,523    (6,929,317)  (4,810,959)
                              -----------  -----------  -----------  -----------  ------------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       6,597,633    1,850,476    3,711,838    1,055,286     8,496,704   13,575,667
                              -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              7,473,492    1,799,304    4,305,457    1,024,338     7,588,688   13,297,685
                              -----------  -----------  -----------  -----------  ------------  -----------
Changes from principal
   transactions:
   Purchase payments              118,812       11,562      170,132       58,523        52,367      132,028
   Transfers between
      sub-accounts and the
      company                  (2,235,116)  35,925,528     (703,971)  20,701,081   (72,003,029)   3,074,291
   Withdrawals                 (4,154,094)    (330,386)  (2,213,904)    (146,792)   (9,439,855)  (9,028,486)
   Annual contract fee           (118,372)     (14,988)     (97,854)     (14,328)      (90,223)    (105,841)
                              -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,388,770)  35,591,716   (2,845,597)  20,598,484   (81,480,740)  (5,928,008)
                              -----------  -----------  -----------  -----------  ------------  -----------
Total increase (decrease)
   in contract owners'
   equity                       1,084,722   37,391,020    1,459,860   21,622,822   (73,892,052)   7,369,677
Contract owners' equity at
   beginning of period         37,391,020           --   21,622,822           --    73,892,052   66,522,375
                              -----------  -----------  -----------  -----------  ------------  -----------
Contract owners' equity at
   end of period              $38,475,742  $37,391,020  $23,082,682  $21,622,822  $         --  $73,892,052
                              ===========  ===========  ===========  ===========  ============  ===========

                                  2010         2009         2010         2009         2010          2009
                              -----------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period      2,846,684           --    1,648,670           --     3,627,147    3,956,841
Units issued                      164,711    2,923,245      306,452    1,701,272       295,053      547,842
Units redeemed                    633,654       76,561      522,206       52,602     3,922,200      877,536
                              -----------  -----------  -----------  -----------  ------------  -----------
Units, end of period            2,377,741    2,846,684    1,432,916    1,648,670            --    3,627,147
                              ===========  ===========  ===========  ===========  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                           Strategic
                                                             Income
                                                         Opportunities      Strategic Income
                               Strategic Bond Series II     Series I     Opportunities Series II
                              -------------------------  -------------  ------------------------
                                  2010          2009          2010         2010          2009
                              ------------  -----------  -------------  -----------  -----------
Income:
   Dividend distributions
      received                $  6,739,351  $ 4,758,122  $ 5,461,644    $ 5,746,958  $   671,982
Expenses:
   Mortality and expense
      risk and
      administrative charges      (968,408)    (951,893)    (171,370)      (365,568)    (167,757)
                              ------------  -----------  -----------    -----------  -----------
Net investment income (loss)     5,770,943    3,806,229    5,290,274      5,381,390      504,225
                              ------------  -----------  -----------    -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --           --           --             --           --
   Net realized gain (loss)     (3,380,005)  (4,660,575)     (44,841)     1,227,520     (358,748)
                              ------------  -----------  -----------    -----------  -----------
Realized gains (losses)         (3,380,005)  (4,660,575)     (44,841)     1,227,520     (358,748)
                              ------------  -----------  -----------    -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                        4,652,821   12,263,118   (4,096,503)    (4,064,984)   2,185,320
                              ------------  -----------  -----------    -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations               7,043,759   11,408,772    1,148,930      2,543,926    2,330,797
                              ------------  -----------  -----------    -----------  -----------
Changes from principal
   transactions:
   Purchase payments               405,933    1,268,992        7,663        156,271       93,794
   Transfers between
      sub-accounts and the
      company                  (67,583,184)   9,130,065   75,898,532     66,631,706    1,710,190
   Withdrawals                  (7,197,217)  (5,400,240)  (2,222,631)    (2,772,211)    (962,996)
   Annual contract fee            (183,903)    (218,812)     (14,587)       (66,888)     (30,288)
                              ------------  -----------  -----------    -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (74,558,371)   4,780,005   73,668,977     63,948,878      810,700
                              ------------  -----------  -----------    -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (67,514,612)  16,188,777   74,817,907     66,492,804    3,141,497
Contract owners' equity at
   beginning of period          67,514,612   51,325,835           --     12,305,166    9,163,669
                              ------------  -----------  -----------    -----------  -----------
Contract owners' equity at
   end of period              $         --  $67,514,612  $74,817,907    $78,797,970  $12,305,166
                              ============  ===========  ===========    ===========  ===========

                                  2010          2009          2010         2010          2009
                              ------------  -----------  -------------  -----------  -----------
Units, beginning of period       4,336,364    3,982,811           --        767,713      711,330
Units issued                       893,994    1,474,190    4,300,419      4,479,063      362,599
Units redeemed                   5,230,358    1,120,637      230,959        820,819      306,216
                              ------------  -----------  -----------    -----------  -----------
Units, end of period                    --    4,336,364    4,069,460      4,425,957      767,713
                              ============  ===========  ===========    ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 Total Bond Market        Total Bond Market
                                 Trust A Series II       Trust A Series NAV        Total Return Series I
                              ----------------------  ------------------------  --------------------------
                                  2010        2009        2010         2009         2010          2009
                              -----------  ---------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions
      received                $   961,037  $  21,156  $ 2,370,143  $   768,485  $  6,024,933  $  9,635,456
Expenses:
   Mortality and expense
      risk and
      administrative charges     (191,994)   (13,519)    (502,017)     (75,565)   (3,832,504)   (3,670,399)
                              -----------  ---------  -----------  -----------  ------------  ------------
Net investment income (loss)      769,043      7,637    1,868,126      692,920     2,192,429     5,965,057
                              -----------  ---------  -----------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --      8,148           --           --     4,431,887    11,167,421
   Net realized gain (loss)        56,081     31,754      300,937        2,742     4,715,820      (496,060)
                              -----------  ---------  -----------  -----------  ------------  ------------
Realized gains (losses)            56,081     39,902      300,937        2,742     9,147,707    10,671,361
                              -----------  ---------  -----------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                      (1,136,738)   (25,697)    (180,410)    (487,875)    3,829,451    10,313,046
                              -----------  ---------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations               (311,614)    21,842    1,988,653      207,787    15,169,587    26,949,464
                              -----------  ---------  -----------  -----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            5,360,843     65,100   23,580,947   23,979,514     2,187,539     1,739,650
   Transfers between
      sub-accounts and the
      company                  37,552,113      9,854   32,095,606    7,234,238     9,164,154    20,143,471
   Withdrawals                 (2,610,078)  (127,575)  (1,917,945)       1,160   (41,069,925)  (35,555,312)
   Annual contract fee           (112,587)    (6,120)  (1,120,478)    (767,672)     (624,438)     (672,752)
                              -----------  ---------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                40,190,291    (58,741)  52,638,130   30,447,240   (30,342,670)  (14,344,943)
                              -----------  ---------  -----------  -----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      39,878,677    (36,899)  54,626,783   30,655,027   (15,173,083)   12,604,521
Contract owners' equity at
   beginning of period            868,795    905,694   30,655,027           --   250,132,005   237,527,484
                              -----------  ---------  -----------  -----------  ------------  ------------
Contract owners' equity at
   end of period              $40,747,472  $ 868,795  $85,281,810  $30,655,027  $234,958,922  $250,132,005
                              ===========  =========  ===========  ===========  ============  ============

                                  2010        2009        2010         2009         2010          2009
                              -----------  ---------  -----------  -----------  ------------  ------------
Units, beginning of period         64,240     67,335    2,360,787           --    12,463,088    13,162,475
Units issued                    3,876,657    112,789    4,292,037    2,367,658     2,251,147     2,437,991
Units redeemed                    897,466    115,884      391,034        6,871     3,617,817     3,137,378
                              -----------  ---------  -----------  -----------  ------------  ------------
Units, end of period            3,043,431     64,240    6,261,790    2,360,787    11,096,418    12,463,088
                              ===========  =========  ===========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                 Total Stock               Total Stock
                                Total Return Series II      Market Index Series I    Market Index Series II
                              --------------------------  ------------------------  ------------------------
                                  2010          2009          2010        2009          2010        2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $  7,054,586  $ 10,760,521  $   167,477  $   184,927  $   425,196  $   502,747
Expenses:
   Mortality and expense
      risk and
      administrative charges    (5,261,075)   (4,368,230)    (196,488)    (176,225)    (624,612)    (559,246)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net investment income (loss)     1,793,511     6,392,291      (29,011)       8,702     (199,416)     (56,499)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received     5,707,349    12,342,008           --           --           --           --
   Net realized gain (loss)      7,306,637      (381,763)     (17,149)    (464,353)  (1,298,845)  (3,658,966)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses)         13,013,986    11,960,245      (17,149)    (464,353)  (1,298,845)  (3,658,966)
                              ------------  ------------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                        3,777,579    11,727,453    1,883,392    3,246,122    6,975,838   12,225,649
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              18,585,076    30,079,989    1,837,232    2,790,471    5,477,577    8,510,184
                              ------------  ------------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             2,296,271    11,328,858       29,898       38,523      272,208      234,528
   Transfers between
      sub-accounts and the
      company                   20,989,569    59,477,039     (762,360)     (25,597)  (3,594,688)    (897,191)
   Withdrawals                 (37,123,758)  (27,501,051)  (1,198,856)    (904,661)  (3,676,531)  (2,032,156)
   Annual contract fee            (853,863)     (816,124)     (30,868)     (33,607)    (219,409)    (232,706)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (14,691,781)   42,488,722   (1,962,186)    (925,342)  (7,218,420)  (2,927,525)
                              ------------  ------------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        3,893,295    72,568,711     (124,954)   1,865,129   (1,740,843)   5,582,659
Contract owners' equity at
   beginning of period         306,155,661   233,586,950   13,419,876   11,554,747   41,686,321   36,103,662
                              ------------  ------------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $310,048,956  $306,155,661  $13,294,922  $13,419,876  $39,945,478  $41,686,321
                              ============  ============  ===========  ===========  ===========  ===========

                                  2010          2009          2010        2009          2010        2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, beginning of period      17,775,787    15,079,563    1,288,506    1,405,412    3,055,658    3,347,656
Units issued                     6,593,153     6,760,437       35,169       96,302       65,656      307,734
Units redeemed                   7,331,475     4,064,213      219,152      213,208      574,810      599,732
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, end of period            17,037,465    17,775,787    1,104,523    1,288,506    2,546,504    3,055,658
                              ============  ============  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                              Ultra Short  Ultra Short
                               Term Bond    Term Bond   U.S. Government Securities  U.S. Government Securities
                               Series I     Series II            Series I                    Series II
                              -----------  -----------  --------------------------  --------------------------
                                  2010         2010         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                 $   5,779   $   313,582  $    928,691  $  2,986,794  $    721,295  $  2,453,158
Expenses:
   Mortality and expense
      risk and
      administrative charges      (1,260)     (180,062)     (481,114)   (1,528,685)     (502,553)   (1,355,560)
                               ---------   -----------  ------------  ------------  ------------  ------------
Net investment income (loss)       4,519       133,520       447,577     1,458,109       218,742     1,097,598
                               ---------   -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received          --            --     3,089,816     2,654,323     2,662,000     2,148,409
   Net realized gain (loss)          489        (3,775)   (3,759,805)   (2,850,217)   (1,522,789)   (1,790,507)
                               ---------   -----------  ------------  ------------  ------------  ------------
Realized gains (losses)              489        (3,775)     (669,989)     (195,894)    1,139,211       357,902
                               ---------   -----------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                         (5,439)     (305,367)    1,914,506     5,414,438       (93,600)    3,852,348
                               ---------   -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations                  (431)     (175,622)    1,692,094     6,676,653     1,264,353     5,307,848
                               ---------   -----------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments             343,032     8,077,839       153,347       817,587       212,961     3,655,380
   Transfers between
      sub-accounts and the
      company                    622,010    31,734,503   (91,959,684)      168,827   (84,656,713)    7,291,212
   Withdrawals                  (277,761)   (4,147,393)   (5,691,526)  (16,828,941)   (3,764,533)  (10,149,918)
   Annual contract fee            (9,550)      (71,440)      (61,899)     (194,053)      (47,321)     (209,895)
                               ---------   -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  677,731    35,593,509   (97,559,762)  (16,036,580)  (88,255,606)      586,779
                               ---------   -----------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                        677,300    35,417,887   (95,867,668)   (9,359,927)  (86,991,253)    5,894,627
Contract owners' equity at
   beginning of period                --            --    95,867,668   105,227,595    86,991,253    81,096,626
                               ---------   -----------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period               $ 677,300   $35,417,887  $         --  $ 95,867,668  $         --  $ 86,991,253
                               =========   ===========  ============  ============  ============  ============

                                  2010         2010         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period            --            --     4,725,957     5,539,269     6,154,117     6,098,393
Units issued                     103,024     3,839,229       421,022     1,020,113     1,815,231     2,808,451
Units redeemed                    48,719       984,800     5,146,979     1,833,425     7,969,348     2,752,727
                               ---------   -----------  ------------  ------------  ------------  ------------
Units, end of period              54,305     2,854,429            --     4,725,957            --     6,154,117
                               =========   ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     U.S. High
                                  Yield Series II         Utilities Series I        Utilities Series II
                              -----------------------  ------------------------  ------------------------
                                  2010        2009         2010         2009         2010         2009
                              -----------  ----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $ 2,535,070  $  531,586  $   505,422  $ 1,033,085  $   546,273  $ 1,144,988
Expenses:
   Mortality and expense
      risk and
      administrative charges      (83,986)    (84,810)    (346,070)    (338,017)    (416,385)    (406,836)
                              -----------  ----------  -----------  -----------  -----------  -----------
Net investment income (loss)    2,451,084     446,776      159,352      695,068      129,888      738,152
                              -----------  ----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received    2,120,571          --           --           --           --           --
   Net realized gain (loss)    (3,384,190)    385,585   (3,007,837)  (4,922,815)  (3,087,413)  (5,794,512)
                              -----------  ----------  -----------  -----------  -----------  -----------
Realized gains (losses)        (1,263,619)    385,585   (3,007,837)  (4,922,815)  (3,087,413)  (5,794,512)
                              -----------  ----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                        (699,369)  1,088,645    5,333,224   10,299,864    5,691,175   11,681,291
                              -----------  ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations                488,096   1,921,006    2,484,739    6,072,117    2,733,650    6,624,931
                              -----------  ----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                2,093      51,338       62,850      133,313       73,063       87,905
   Transfers between
      sub-accounts and the
      company                  (6,243,094)  3,170,037   (1,310,782)  (1,489,128)  (1,749,674)  (1,686,320)
   Withdrawals                   (628,495)   (774,017)  (3,003,168)  (2,177,324)  (2,807,341)  (2,139,475)
   Annual contract fee            (19,342)    (22,399)     (75,216)     (85,207)     (99,308)    (114,273)
                              -----------  ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,888,838)  2,424,959   (4,326,316)  (3,618,346)  (4,583,260)  (3,852,163)
                              -----------  ----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (6,400,742)  4,345,965   (1,841,577)   2,453,771   (1,849,610)   2,772,768
Contract owners' equity at
   beginning of period          6,400,742   2,054,777   24,792,417   22,338,646   28,486,949   25,714,181
                              -----------  ----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $        --  $6,400,742  $22,950,840  $24,792,417  $26,637,339  $28,486,949
                              ===========  ==========  ===========  ===========  ===========  ===========

                                  2010        2009         2010         2009         2010         2009
                              -----------  ----------  -----------  -----------  -----------  -----------
Units, beginning of period        407,858     188,712    1,410,049    1,674,898    1,086,877    1,289,627
Units issued                      261,514     552,301      136,732      179,703       89,346      135,339
Units redeemed                    669,372     333,155      383,402      444,552      268,660      338,089
                              -----------  ----------  -----------  -----------  -----------  -----------
Units, end of period                   --     407,858    1,163,379    1,410,049      907,563    1,086,877
                              ===========  ==========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Value Opportunities          Value Series I             Value Series II
                              -----------------------  --------------------------  ------------------------
                                 2010         2009         2010          2009         2010          2009
                              ----------  -----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions
      received                $   16,774  $    21,385  $    990,501  $  1,097,906  $   232,349  $   281,656
Expenses:
   Mortality and expense
      risk and
      administrative charges     (69,823)     (65,068)   (1,339,713)   (1,107,624)    (475,172)    (397,487)
                              ----------  -----------  ------------  ------------  -----------  -----------
Net investment income (loss)     (53,049)     (43,683)     (349,212)       (9,718)    (242,823)    (115,831)
                              ----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received          --           --            --            --           --           --
   Net realized gain (loss)     (536,789)  (1,624,797)   (4,504,896)  (15,113,884)  (2,478,538)  (9,206,474)
                              ----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses)         (536,789)  (1,624,797)   (4,504,896)  (15,113,884)  (2,478,538)  (9,206,474)
                              ----------  -----------  ------------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                      1,698,332    2,643,269    23,801,518    43,438,869    8,018,498   17,427,093
                              ----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations             1,108,494      974,789    18,947,410    28,315,267    5,297,137    8,104,788
                              ----------  -----------  ------------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                 480          680     1,222,610     9,048,320      141,211      442,263
   Transfers between
      sub-accounts and the
      company                   (279,138)    (415,404)   (4,952,287)    2,292,113      208,358   (1,231,109)
   Withdrawals                  (528,689)    (769,509)   (9,488,281)   (8,115,551)  (3,152,394)  (2,317,353)
   Annual contract fee           (18,045)     (18,697)     (344,854)     (471,403)     (97,766)     (97,881)
                              ----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 (825,392)  (1,202,930)  (13,562,812)    2,753,479   (2,900,591)  (3,204,080)
                              ----------  -----------  ------------  ------------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        283,102     (228,141)    5,384,598    31,068,746    2,396,546    4,900,708
Contract owners' equity at
   beginning of period         4,610,241    4,838,382    99,042,987    67,974,241   28,921,543   24,020,835
                              ----------  -----------  ------------  ------------  -----------  -----------
Contract owners' equity at
   end of period              $4,893,343  $ 4,610,241  $104,427,585  $ 99,042,987  $31,318,089  $28,921,543
                              ==========  ===========  ============  ============  ===========  ===========

                                 2010         2009         2010          2009         2010          2009
                              ----------  -----------  ------------  ------------  -----------  -----------
Units, beginning of period       167,144      224,622     5,780,835     4,527,802    1,797,563    2,059,738
Units issued                       1,187        2,910       334,770     2,586,942      375,080      469,607
Units redeemed                    25,565       60,388     1,011,652     1,333,909      544,958      731,782
                              ----------  -----------  ------------  ------------  -----------  -----------
Units, end of period             142,766      167,144     5,103,953     5,780,835    1,627,685    1,797,563
                              ==========  ===========  ============  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2010

1.   ORGANIZATION

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 146 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Trust (the "Trust"), and 5 sub-accounts that are invested in portfolios of other Outside Trusts (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products:
Venture, Vantage, Vision, Venture III, Venture IV, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2010 are as follows:

SUB-ACCOUNTS CLOSED                          2010
-------------------                       ---------
U.S. Government Securities Series I        5/3/2010
U.S. Government Securities Series II       5/3/2010
All Cap Growth Series I                    5/3/2010
All Cap Growth Series II                   5/3/2010
Pacific Rim Series I                       5/3/2010
Pacific Rim Series II                      5/3/2010
CGTC Overseas Equity Series II             5/3/2010
U.S. High Yield Bond Series II            11/8/2010
Strategic Bond Series I                   11/8/2010
Strategic Bond Series II                  11/8/2010

SUB-ACCOUNTS OPENED                          2010
-------------------                       ---------
Short Term Government Income Series I      5/3/2010
Short Term Government Income Series II     5/3/2010
Ultra Short Term Bond Series I             8/2/2010
Ultra Short Term Bond Series II            8/2/2010
Strategic Income Opportunities Series I   11/8/2010

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

2.   SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

EXPENSES

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2010.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

3.   FEDERAL INCOME TAXES

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2010, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.   TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

5.   FAIR VALUE MEASUREMENTS

Accounting Standards Codification 820 ("ASC 820") "Fair Value Measurements and Disclosures" provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

- Level 3 - Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a Portfolio of the Trust and the Outside Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2009 and December 31, 2010.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

6. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2010 were as follows:

Sub-account                                        Purchases        Sales
-----------------------------------------------   ------------   -------------
500 Index Fund B Series NAV                       $  1,659,769   $   7,962,230
500 Index Series I                                   9,236,381       9,806,068
500 Index Series II                                  2,254,302       7,611,386
500 Index Series NAV                                67,704,216       8,912,403
Active Bond Series I                                10,311,980      19,750,158
Active Bond Series II                               53,357,635      74,199,032
All Cap Core Series I                                1,309,522      8,842,354
All Cap Core Series II                                 486,832       1,783,284
All Cap Growth Series I                                531,772      79,389,365
All Cap Growth Series II                                65,293      12,229,072
All Cap Value Series I                               1,778,830       7,435,875
All Cap Value Series II                              1,948,356       6,098,455
American Asset Allocation Series I                   5,571,979      28,320,380
American Asset Allocation Series II                 43,338,099     126,921,289
American Asset Allocation Series III                 7,737,477      12,028,468
American Blue-Chip Income & Growth Series II         6,044,793      13,428,305
American Blue-Chip Income & Growth Series III       37,876,906       8,876,941
American Bond Series II                            107,665,129     147,845,097
American Bond Series III                            72,309,304      14,572,696
American Fundamental Holdings Series II             26,069,331      78,156,307
American Fundamental Holdings Series III             4,103,281       3,262,998
American Global Diversification Series II           22,868,241      72,145,011
American Global Growth Series II                    19,864,713      34,839,989
American Global Growth Series III                      799,972         111,761
American Global Small Capitalization Series II      16,103,949      24,218,554
American Global Small Capitalization Series III      2,786,801       5,455,213
American Growth Series II                           31,720,763     208,657,994
American Growth Series III                          21,353,224       7,899,892
American Growth-Income Series I                      5,053,974      33,320,360
American Growth-Income Series II                    46,606,791     140,146,164
American Growth-Income Series III                    8,894,868       7,098,546
American High-Income Bond Series II                 21,512,579      21,341,794
American High-Income Bond Series III                25,347,571       2,054,359
American International Series II                    63,244,283     129,264,698
American International Series III                   22,301,299       2,009,870
American New World Series II                        33,373,365      28,795,999
American New World Series III                          880,258          73,984
Balanced Series I                                      331,564          25,240
Basic Value                                            216,062       1,794,481
Blue Chip Growth Series I                            6,497,469      49,548,884
Blue Chip Growth Series II                          12,598,854      24,147,506
Capital Appreciation Series I                       79,376,412      28,659,305
Capital Appreciation Series II                      19,382,218      15,448,287
Capital Appreciation Value Series II                43,902,081      49,245,418
CGTC Overseas Equity Series II                         247,858       3,564,919
Core Allocation Plus Series I                        2,127,664       1,713,554
Core Allocation Plus Series II                       8,015,656      15,032,078
Core Allocation Series I                             6,400,210         316,856

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

6. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                         Purchases        Sales
-----------------------------------------------   ------------   -------------
Core Allocation Series II                           49,830,300      13,156,564
Core Balanced Series I                              13,273,014         551,737
Core Balanced Series II                             90,457,843      17,529,635
Core Balanced Strategy Series NAV                      905,510         362,035
Core Bond Series II                                  7,611,930       6,794,913
Core Disciplined Diversification Series II          84,510,002      12,877,875
Core Fundamental Holdings Series II                119,026,117      20,883,318
Core Fundamental Holdings Series III                10,246,651       1,038,082
Core Global Diversification Series II              160,163,558      29,130,776
Core Global Diversification Series III              10,361,116       1,200,359
Core Strategy Series II                             86,464,585      53,987,733
Core Strategy Series NAV                             2,092,587       1,721,613
Disciplined Diversification Series II               11,760,812      17,939,438
DWS Equity 500 Index                                   845,733       3,286,809
Equity-Income Series I                              12,590,878      50,904,805
Equity-Income Series II                             18,789,880      31,375,001
Financial Services Series I                          1,428,832       4,904,690
Financial Services Series II                         3,078,074       7,924,423
Founding Allocation Series I                         4,391,559       3,683,838
Founding Allocation Series II                       47,365,127     143,111,978
Fundamental Value Series I                           9,535,849      65,295,067
Fundamental Value Series II                         13,656,543      56,309,429
Global Allocation                                       17,558         133,860
Global Bond Series I                                14,550,212      25,613,192
Global Bond Series II                               32,979,005      43,748,037
Global Trust Series I                                9,115,005      21,724,621
Global Trust Series II                               2,649,658       5,767,939
Health Sciences Series I                             4,162,457      10,835,661
Health Sciences Series II                            9,577,724      13,399,376
High Income Series II                               34,867,119      27,437,331
High Yield Series I                                 63,263,817      54,554,208
High Yield Series II                               117,591,280     104,466,699
International Core Series I                          3,192,501       7,886,440
International Core Series II                         3,748,589       5,646,068
International Equity Index A Series I               32,560,552       8,174,789
International Equity Index A Series II              41,060,779      11,935,002
International Equity Index Series NAV                1,480,386       3,816,993
International Opportunities Series II               11,661,369      14,673,605
International Small Company Series I                 4,280,941      13,372,788
International Small Company Series II                7,094,730       9,899,849
International Value Series I                         9,082,309      25,663,912
International Value Series II                       12,216,495      23,376,780
Investment Quality Bond Series I                    47,653,640      32,353,542
Investment Quality Bond Series II                   35,201,472      44,825,223
Large Cap Series I                                   2,168,383      19,979,988
Large Cap Series II                                    797,298       1,882,014
Large Cap Value Series I                             2,369,905       5,232,511
Large Cap Value Series II                            4,063,447       4,164,697

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

6. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                         Purchases       Sales
-----------------------------------------------   ------------   ------------
Lifestyle Aggressive Series I                       20,464,603      25,243,396
Lifestyle Aggressive Series II                      19,438,814      32,644,416
Lifestyle Balanced Series I                        117,637,859     136,760,257
Lifestyle Balanced Series II                       700,293,768     742,485,489
Lifestyle Conservative Series I                     79,471,750      80,749,732
Lifestyle Conservative Series II                   632,394,649     502,016,036
Lifestyle Growth Series I                          103,092,969      96,370,519
Lifestyle Growth Series II                         783,214,549     849,893,560
Lifestyle Moderate Series I                         59,815,040      58,995,610
Lifestyle Moderate Series II                       408,307,111     305,161,365
Mid Cap Index Series I                               5,845,646       8,889,581
Mid Cap Index Series II                             12,513,793      21,857,269
Mid Cap Stock Series I                              15,801,951      35,344,860
Mid Cap Stock Series II                             13,116,671      25,129,020
Mid Value Series I                                   4,731,327      16,825,978
Mid Value Series II                                  5,419,269      15,124,947
Money Market Series I                              139,879,845     203,931,337
Money Market Series II                             481,241,657     787,910,834
Money Market Trust B Series NAV                      9,437,882      15,893,675
Mutual Shares Series I                              41,693,364       5,210,489
Natural Resources Series II                         30,619,651      48,924,066
Optimized All Cap Series II                          3,726,191      12,706,842
Optimized Value Series II                              741,053       2,181,254
Pacific Rim Series I                                 1,773,181      22,278,195
Pacific Rim Series II                                5,279,800      26,667,232
PIMCO All Asset                                     15,400,591       8,509,048
Real Estate Securities Series I                     10,752,692      16,247,540
Real Estate Securities Series II                    15,047,516      20,481,548
Real Return Bond Series II                          24,117,202      30,723,099
Science & Technology Series I                        6,556,118      24,535,444
Science & Technology Series II                      11,084,520      19,008,960
Short Term Government Income Series I               99,336,775      18,753,559
Short Term Government Income Series II              92,582,526      18,087,840
Small Cap Growth Series I                              121,517          36,032
Small Cap Growth Series II                           8,883,887      12,050,326
Small Cap Index Series I                             2,404,425       3,459,768
Small Cap Index Series II                            5,467,225      13,846,821
Small Cap Opportunities Series I                     8,177,324      10,371,826
Small Cap Opportunities Series II                   12,394,174      12,098,263
Small Cap Value Series I                               112,443          14,621
Small Cap Value Series II                           21,069,971      18,432,429
Small Company Value Series I                         3,223,877      19,286,352

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

6. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                        Purchases        Sales
-----------------------------------------------   ------------   -------------
Small Company Value Series II                        4,831,781      17,171,511
Smaller Company Growth Series I                      2,839,845       9,205,605
Smaller Company Growth Series II                     4,536,385       7,393,096
Strategic Bond Series I                             12,927,779      88,387,217
Strategic Bond Series II                            21,083,379      89,870,807
Strategic Income Opportunities Series I             83,213,037       4,253,787
Strategic Income Opportunities Series II            83,637,216      14,306,946
Total Bond Market Trust A Series II                 53,469,258      12,509,924
Total Bond Market Trust A Series NAV                59,826,018       5,319,761
Total Return Series I                               55,600,705      79,319,059
Total Return Series II                             127,095,873     134,286,795
Total Stock Market Index Series I                      550,329       2,541,526
Total Stock Market Index Series II                   1,311,416       8,729,251
Ultra Short Term Bond Series I                       1,292,173         609,924
Ultra Short Term Bond Series II                     47,938,285      12,211,257
U.S. Government Securities Series I                 12,051,571     106,073,939
U.S. Government Securities Series II                29,306,239     114,681,104
U.S. High Yield Series II                            8,904,129      11,221,314
Utilities Series I                                   2,878,627       7,045,593
Utilities Series II                                  2,787,656       7,241,026
Value Opportunities                                     50,661         929,101
Value Series I                                       6,804,754      20,716,779
Value Series II                                      6,647,843       9,791,256

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
500 Index Fund B Series
   NAV                       2010   4,740  $10.71 to $10.45 $    50,459   2.05% to 1.40%        1.71%       13.26% to 12.53%
                             2009   5,401      9.45 to 9.29      50,844    2.05 to 1.40         2.22         24.59 to 23.79
                             2008   5,844      7.59 to 7.50      44,222    2.05 to 1.40         2.04       (38.07) to (38.47)
                             2007   6,936    12.25 to 12.20      84,872    2.05 to 1.40         1.25        (2.01) to (2.43)
500 Index Series I           2010   5,409    12.37 to 11.78      58,263    1.90 to 0.45         1.39         14.07 to 12.43
                             2009   5,498    11.00 to 10.32      52,556    1.90 to 0.45         1.64         25.17 to 23.37
                             2008   6,939      8.91 to 8.25      53,451    1.90 to 0.45         0.68       (37.49) to (38.39)
                             2007   8,813    14.47 to 13.19     109,739    1.90 to 0.45         2.20          4.43 to 2.92
                             2006  11,610    14.21 to 11.66     139,913    1.90 to 0.45         0.98         14.74 to 13.09
500 Index Series II          2010   3,263    16.00 to 15.73      45,976    2.05 to 0.45         1.17         13.77 to 11.97
                             2009   3,663    14.29 to 13.83      45,925    2.05 to 0.45         1.49         25.03 to 23.04
                             2008   3,917    11.61 to 11.06      39,679    2.05 to 0.45         0.47       (37.68) to (38.68)
                             2007   4,687    18.94 to 17.75      76,993    2.05 to 0.45         1.92          4.25 to 2.59
                             2006   5,989    18.53 to 15.21      95,202    2.05 to 0.45         0.82         14.54 to 12.73
500 Index Series NAV         2010   6,829    17.58 to 17.36     119,890    1.55 to 0.80         1.98         13.73 to 12.88
                             2009   3,111    15.46 to 15.38      48,071    1.55 to 0.80         2.57         23.67 to 23.06
Active Bond Series I         2010   3,775    17.10 to 15.75      61,016    1.90 to 0.45         7.10         13.34 to 11.71
                             2009   4,629    15.08 to 14.09      66,650    1.90 to 0.45         7.05         24.24 to 22.46
                             2008   5,542    12.14 to 11.51      64,896    1.90 to 0.45         5.10       (10.94) to (12.23)
                             2007   7,222    13.63 to 13.11      95,921    1.90 to 0.45         8.52          3.58 to 2.08
                             2006   8,812    13.16 to 12.85     114,129    1.90 to 0.45         2.87          3.95 to 2.46
Active Bond Series II        2010  19,948    16.90 to 15.43     315,368    2.05 to 0.45         6.91         13.20 to 11.40
                             2009  22,493    14.93 to 13.85     317,842    2.05 to 0.45         7.15         23.82 to 21.86
                             2008  23,847    12.06 to 11.37     275,346    2.05 to 0.45         4.72       (11.05) to (12.47)
                             2007  37,399    13.56 to 12.99     491,157    2.05 to 0.45         7.95          3.31 to 1.66
                             2006  38,059    13.12 to 12.78     489,521    2.05 to 0.45         2.62          3.74 to 2.10
All Cap Core Series I        2010   3,183    12.99 to 12.70      49,057    1.90 to 0.45         1.02         12.53 to 10.91
                             2009   3,691    11.54 to 11.46      51,277    1.90 to 0.45         1.57         27.89 to 26.05
                             2008   4,405      9.09 to 9.02      48,379    1.90 to 0.45         1.57       (39.90) to (40.77)
                             2007   5,691    15.34 to 15.01     105,085    1.90 to 0.45         1.40          2.20 to 0.72
                             2006   7,796     20.83 to 9.21     143,933    1.90 to 0.45         0.72         14.23 to 12.59
All Cap Core Series II       2010     501    17.35 to 17.04       7,783    2.05 to 0.45         0.79         12.31 to 10.53
                             2009     591    15.45 to 15.42       8,270    2.05 to 0.45         1.38         27.68 to 25.66
                             2008     682    12.27 to 12.10       7,549    2.05 to 0.45         1.33       (40.02) to (40.98)
                             2007     876    20.79 to 20.17      16,332    2.05 to 0.45         0.75          1.95 to 0.32
                             2006     546    20.80 to 16.71      10,072    2.05 to 0.45         0.58         14.03 to 12.23
All Cap Growth Series I      2010       0     12.86 to 9.90           0    1.90 to 0.45         0.21          4.48 to 3.98
                             2009   5,759     12.31 to 9.52      75,666    1.90 to 0.45         0.69         20.55 to 18.81
                             2008   6,912     10.21 to 8.01      76,574    1.90 to 0.45         0.29       (42.21) to (43.04)
                             2007   8,855    17.67 to 14.07     171,682    1.90 to 0.45         0.04          11.55 to 9.94
                             2006  11,560     20.21 to 8.59     205,159    1.90 to 0.45         0.00          6.10 to 4.57
All Cap Growth Series II     2010       0    13.23 to 12.69           0    2.05 to 0.45         0.11          4.40 to 3.85
                             2009   1,055    12.74 to 12.15      11,664    2.05 to 0.45         0.51         20.33 to 18.42
                             2008   1,159    10.76 to 10.10      10,760    2.05 to 0.45         0.10       (42.32) to (43.24)
                             2007   1,505    18.96 to 17.51      24,474    2.05 to 0.45         0.00          11.32 to 9.55
                             2006   1,743    17.37 to 14.04      25,736    2.05 to 0.45         0.00          5.84 to 4.17

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
All Cap Value Series I       2010   1,571  $19.43 to $17.01 $    27,159   1.90% to 0.45%        0.36%       17.82% to 16.13%
                             2009   1,910    16.49 to 14.65      28,466    1.90 to 0.45         0.52         26.04 to 24.23
                             2008   2,223    13.08 to 11.79      26,764    1.90 to 0.45         0.78       (29.10) to (30.13)
                             2007   2,757    18.45 to 16.87      47,390    1.90 to 0.45         1.69          7.84 to 6.28
                             2006   3,603    17.11 to 15.85      58,058    1.90 to 0.45         0.99         13.20 to 11.58
All Cap Value Series II      2010   1,558    20.95 to 20.63      28,706    2.05 to 0.45         0.15         17.60 to 15.74
                             2009   1,787    18.10 to 17.54      28,321    2.05 to 0.45         0.31         25.84 to 23.84
                             2008   2,009    14.62 to 13.94      25,562    2.05 to 0.45         0.54       (29.19) to (30.32)
                             2007   2,483    20.97 to 19.69      45,032    2.05 to 0.45         1.34          7.55 to 5.84
                             2006   3,376    19.89 to 15.89      57,471    2.05 to 0.45         0.80         13.02 to 11.23
American Asset Allocation
   Series I                  2010  13,637    12.07 to 11.44     158,613    1.90 to 0.45         1.53          11.55 to 9.95
                             2009  15,781    10.82 to 10.41     166,221    1.90 to 0.45         1.86         20.87 to 19.71
American Asset Allocation
   Series II                 2010 113,271    12.03 to 11.35   1,311,937    2.05 to 0.45         1.44          11.40 to 9.63
                             2009 121,062    10.80 to 10.35   1,272,060    2.05 to 0.45         2.01         22.72 to 20.77
                             2008  89,206      8.80 to 8.57     771,852    2.05 to 0.45         3.11       (30.15) to (31.26)
                             2007  37,749    12.60 to 12.47     472,822    2.05 to 0.45         3.79         0.81 to (0.26)
American Asset Allocation
   Series III                2010  12,112    12.67 to 12.40     153,108    1.55 to 0.80         1.96         11.64 to 10.81
                             2009  12,626    11.35 to 11.19     143,081    1.55 to 0.80         3.11         22.83 to 21.91
                             2008   3,703      9.24 to 9.18      34,188    1.55 to 0.80         8.47       (26.08) to (26.57)
American Blue-Chip Income
   & Growth Series II        2010   4,252    18.49 to 16.36      72,210    2.05 to 0.45         1.15          11.25 to 9.49
                             2009   4,710    16.62 to 14.94      72,695    2.05 to 0.45         1.43         26.56 to 24.55
                             2008   5,410    13.13 to 11.99      66,643    2.05 to 0.45         3.81       (37.05) to (38.05)
                             2007   7,008    20.86 to 19.36     138,675    2.05 to 0.45         2.05         1.02 to (0.59)
                             2006   8,938    20.65 to 19.48     177,061    2.05 to 0.45         0.43         16.27 to 14.43
American Blue-Chip Income
   & Growth Series III       2010  12,453    12.01 to 11.75     149,125    1.55 to 0.80         1.90         11.39 to 10.56
                             2009   9,830    10.78 to 10.63     105,779    1.55 to 0.80         2.96         26.77 to 25.82
                             2008   1,817      8.50 to 8.45      15,441    1.55 to 0.80        10.53       (31.98) to (32.43)
American Bond Series II      2010  49,795    14.27 to 13.08     669,121    2.05 to 0.45         2.36          5.49 to 3.82
                             2009  53,291    13.52 to 12.60     686,248    2.05 to 0.45         2.60          11.42 to 9.65
                             2008  50,088    12.14 to 11.49     585,290    2.05 to 0.45         9.01       (10.23) to (11.66)
                             2007  66,523    13.52 to 13.01     875,494    2.05 to 0.45         4.45          2.30 to 0.66
                             2006  36,600    13.22 to 12.92     475,934    2.05 to 0.45         0.00          6.01 to 4.33
American Bond Series III     2010  15,087    13.19 to 12.91     198,440    1.55 to 0.80         3.38          5.56 to 4.77
                             2009  10,976    12.49 to 12.32     136,901    1.55 to 0.80         4.89         11.67 to 10.83
                             2008   1,708    11.19 to 11.11      19,101    1.55 to 0.80        18.03       (10.49) to (11.08)
American Fundamental
   Holdings Series II        2010  89,991    12.16 to 11.37   1,041,332    2.05 to 0.35         1.38          7.96 to 1.20
                             2009  94,707    12.01 to 10.54   1,009,532    2.05 to 0.35         1.67         26.24 to 24.11
                             2008  64,804      9.52 to 8.49     553,472    2.05 to 0.35         5.63       (23.87) to (32.37)
                             2007   4,219    12.58 to 12.55      53,003    2.05 to 0.45         2.84          0.65 to 0.43
American Fundamental
   Holdings Series III       2010   4,994    12.61 to 12.34      62,808    1.55 to 0.80         1.91          9.83 to 9.01
                             2009   4,976    11.48 to 11.32      57,028    1.55 to 0.80         2.67         26.26 to 25.32
                             2008   1,576      9.09 to 9.03      14,319    1.55 to 0.80         9.38       (27.26) to (27.74)
American Global
   Diversification
   Series II                 2010  69,808    12.65 to 11.77     835,495    2.05 to 0.35         1.80          10.02 to 0.89
                             2009  74,544    12.54 to 10.69     806,356    2.05 to 0.35         1.81         35.81 to 33.53
                             2008  62,576      9.23 to 8.01     504,068    2.05 to 0.35         4.62       (26.13) to (36.18)
                             2007   8,251    12.58 to 12.55     103,611    2.05 to 0.45         2.96          0.61 to 0.39

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
American Global Growth
   Series II                 2010  15,211  $12.66 to $11.94 $   185,112   2.05% to 0.45%        0.92%        10.68% to 8.92%
                             2009  16,435    11.44 to 10.96     182,646    2.05 to 0.45         0.88         40.78 to 38.55
                             2008  17,516      8.13 to 7.91     139,771    2.05 to 0.45         2.33       (38.96) to (39.93)
                             2007  16,199    13.31 to 13.17     214,070    2.05 to 0.45         3.30          6.51 to 1.66
American Global Growth
   Series III                2010     254    13.08 to 12.80       3,306    1.55 to 0.80         1.59         10.91 to 10.08
                             2009     197    11.80 to 11.63       2,315    1.55 to 0.80         2.27         41.09 to 40.03
                             2008      32      8.36 to 8.30         270    1.55 to 0.80        11.31       (33.12) to (33.56)
American Global Small
   Capitalization
   Series II                 2010   6,333    12.11 to 11.42      73,719    2.05 to 0.45         1.12         21.30 to 19.38
                             2009   7,183      9.98 to 9.56      69,662    2.05 to 0.45         0.00         59.72 to 57.18
                             2008   7,111      6.25 to 6.09      43,637    2.05 to 0.45         1.24       (54.00) to (54.74)
                             2007   6,051    13.59 to 13.44      81,611    2.05 to 0.45         2.66          8.71 to 7.55
American Global Small
   Capitalization
   Series III                2010   2,737    12.55 to 12.28      34,259    1.55 to 0.80         1.57         21.52 to 20.62
                             2009   2,977    10.33 to 10.18      30,698    1.55 to 0.80         0.05         59.88 to 58.68
                             2008     777      6.46 to 6.42       5,017    1.55 to 0.80         7.92       (48.32) to (48.67)
American Growth Series II    2010  54,531    21.54 to 19.05   1,000,428    2.05 to 0.45         0.19         17.61 to 15.74
                             2009  64,066    18.31 to 16.46   1,013,458    2.05 to 0.45         0.08         38.05 to 35.86
                             2008  74,067    13.27 to 12.12     860,203    2.05 to 0.45         1.68       (44.53) to (45.42)
                             2007  71,979    23.91 to 22.20   1,544,152    2.05 to 0.45         0.97          11.23 to 9.45
                             2006  65,701    21.50 to 12.85   1,324,518    2.05 to 0.45         0.17          9.15 to 2.77
American Growth Series III   2010   7,318    12.17 to 11.91      88,815    1.55 to 0.80         0.77         17.74 to 16.86
                             2009   5,975    10.34 to 10.19      61,649    1.55 to 0.80         0.90         38.21 to 37.18
                             2008   1,283      7.48 to 7.43       9,589    1.55 to 0.80         8.43       (40.17) to (40.57)
American Growth-Income
   Series I                  2010   9,001    18.65 to 16.69     155,150    1.90 to 0.45         1.06          10.56 to 8.97
                             2009  10,752    16.87 to 15.32     169,407    1.90 to 0.45         1.10         27.18 to 25.96
American Growth-Income
   Series II                 2010  50,328    18.60 to 16.46     804,949    2.05 to 0.45         0.96          10.34 to 8.59
                             2009  55,869    16.86 to 15.16     820,869    2.05 to 0.45         1.06         30.08 to 28.01
                             2008  63,942    12.96 to 11.84     734,827    2.05 to 0.45         1.90       (38.45) to (39.43)
                             2007  66,656    21.06 to 19.55   1,269,653    2.05 to 0.45         2.82          4.00 to 2.35
                             2006  57,500    20.25 to 13.50   1,094,820    2.05 to 0.45         0.92          14.10 to 8.01
American Growth-Income
   Series III                2010   6,613    11.99 to 11.73      79,060    1.55 to 0.80         1.52          10.55 to 9.72
                             2009   6,436    10.84 to 10.69      69,674    1.55 to 0.80         2.16         30.22 to 29.24
                             2008   1,445      8.33 to 8.27      12,028    1.55 to 0.80         8.98       (33.38) to (33.82)
American High-Income Bond
   Series II                 2010   4,170    14.25 to 13.43      57,073    2.05 to 0.45         7.13         14.01 to 12.20
                             2009   4,418    12.50 to 11.97      53,605    2.05 to 0.45         6.75         37.80 to 35.61
                             2008   3,594      9.07 to 8.83      31,998    2.05 to 0.45         6.39       (24.73) to (25.93)
                             2007   3,619    12.05 to 11.92      43,281    2.05 to 0.45        13.20        (3.62) to (4.65)
American High-Income Bond
   Series III                2010   2,741    15.34 to 15.02      41,957    1.55 to 0.80         8.73         14.06 to 13.21
                             2009   1,265    13.45 to 13.26      16,993    1.55 to 0.80        26.39         38.08 to 37.05
                             2008      11      9.74 to 9.68         103    1.55 to 0.80        37.68       (22.06) to (22.57)
American International
   Series II                 2010  28,123    28.52 to 25.23     646,557    2.05 to 0.45         1.44          6.20 to 4.52
                             2009  30,807    26.86 to 24.14     679,801    2.05 to 0.45         0.91         41.77 to 39.52
                             2008  36,071    18.95 to 17.30     569,687    2.05 to 0.45         3.67       (42.73) to (43.64)
                             2007  36,873    33.08 to 30.71   1,049,619    2.05 to 0.45         2.13         18.87 to 16.97
                             2006  33,554    27.83 to 13.23     856,032    2.05 to 0.45         0.72          17.79 to 5.84
American International
   Series III                2010   2,699    12.24 to 11.98      32,941    1.55 to 0.80         2.87          6.40 to 5.60
                             2009     900    11.51 to 11.35      10,332    1.55 to 0.80         4.68         42.00 to 40.94
                             2008      34      8.10 to 8.05         279    1.55 to 0.80        10.20       (35.17) to (35.60)
American New World
   Series II                 2010   6,201    14.82 to 13.97      88,319    2.05 to 0.45         1.14         16.66 to 14.81
                             2009   5,874    12.70 to 12.17      72,479    2.05 to 0.45         1.19         48.15 to 45.80
                             2008   4,594      8.58 to 8.35      38,682    2.05 to 0.45         2.18       (42.92) to (43.83)
                             2007   5,282    15.02 to 14.86      78,752    2.05 to 0.45         4.11          20.18 to 3.01

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
American New World
   Series III                2010     198  $13.60 to $13.30 $     2,681   1.55% to 0.80%        1.83%       16.90% to 16.03%
                             2009     132    11.63 to 11.47       1,529    1.55 to 0.80         2.57         48.36 to 47.25
                             2008      15      7.84 to 7.79         115    1.55 to 0.80        12.33       (37.28) to (37.70)
Balanced Series I            2010      27    16.53 to 16.33         444    1.55 to 0.80         1.24         11.69 to 10.85
                             2009       7    14.80 to 14.73         107    1.55 to 0.80         2.26         18.42 to 17.84
Basic Value                  2010     382    29.22 to 14.98       8,946    1.90 to 1.40         1.39         11.11 to 10.55
                             2009     455    26.30 to 13.55       9,606    1.90 to 1.40         1.84         29.09 to 28.45
                             2008     560    20.38 to 10.55       9,193    1.90 to 1.40         1.86       (37.72) to (38.03)
                             2007     771    32.71 to 17.02      20,420    1.90 to 1.40         1.15         0.22 to (0.28)
                             2006   1,058    32.64 to 16.86      28,247    1.90 to 1.40         1.32         19.98 to 19.38
Blue Chip Growth Series I    2010  12,612    17.49 to 13.57     259,341    1.90 to 0.45         0.08         15.63 to 13.97
                             2009  14,833    15.12 to 11.91     265,754    1.90 to 0.45         0.14         42.25 to 40.21
                             2008  17,615     10.63 to 8.49     224,482    1.90 to 0.45         0.31       (42.79) to (43.62)
                             2007  21,089    18.58 to 15.07     478,935    1.90 to 0.45         0.72         12.24 to 10.61
                             2006  26,907    24.22 to 10.96     554,434    1.90 to 0.45         0.21          9.09 to 5.59
Blue Chip Growth Series II   2010   7,826    17.13 to 17.04     118,731    2.05 to 0.45         0.05         15.42 to 13.59
                             2009   8,551    15.00 to 14.84     113,765    2.05 to 0.45         0.09         41.92 to 39.67
                             2008   9,393    10.74 to 10.46      89,182    2.05 to 0.45         0.14       (42.89) to (43.80)
                             2007   9,256    19.11 to 18.31     155,552    2.05 to 0.45         0.39         12.00 to 10.22
                             2006  10,160    17.40 to 13.18     154,585    2.05 to 0.45         0.03          8.82 to 5.44
Capital Appreciation
   Series I                  2010  17,221    12.76 to 10.91     171,777    1.90 to 0.45         0.15          11.33 to 9.73
                             2009  11,642     11.62 to 9.80     105,780    1.90 to 0.45         0.25         41.65 to 39.61
                             2008  13,837      8.33 to 6.92      89,610    1.90 to 0.45         0.43       (37.50) to (38.41)
                             2007  17,486    13.52 to 11.07     182,898    1.90 to 0.45         0.27          11.11 to 9.50
                             2006  22,981     12.66 to 9.20     218,602    1.90 to 0.45         0.00          1.80 to 0.34
Capital Appreciation
   Series II                 2010   4,936    18.03 to 16.83      73,641    2.05 to 0.45         0.02          11.08 to 9.31
                             2009   4,634    16.49 to 15.15      62,886    2.05 to 0.45         0.05         41.41 to 39.16
                             2008   4,711    11.85 to 10.71      45,780    2.05 to 0.45         0.22       (37.64) to (38.63)
                             2007   5,414    19.31 to 17.18      85,349    2.05 to 0.45         0.08          10.86 to 9.09
                             2006   6,969    17.77 to 12.63     100,281    2.05 to 0.45         0.00          1.61 to 0.00
Capital Appreciation Value
    Series II                2010  24,073    13.33 to 12.80     312,548    2.05 to 0.45         1.26         13.12 to 11.33
                             2009  27,231    11.78 to 11.49     315,680    2.05 to 0.45         2.10         29.25 to 27.20
                             2008  14,299      9.12 to 9.04     129,560    2.05 to 0.45         1.23       (27.08) to (27.71)
CGTC Overseas Equity
   Series II                 2010       0    14.99 to 13.83           0    2.05 to 0.45         0.50        (1.20) to (1.71)
                             2009     234    15.17 to 14.08       3,366    2.05 to 0.45         1.84         29.86 to 27.80
                             2008     284    11.68 to 11.01       3,186    2.05 to 0.45         1.58       (42.45) to (43.37)
                             2007     348    20.30 to 19.45       6,853    2.05 to 0.45         0.02          11.70 to 9.92
                             2006     382    18.17 to 17.69       6,821    2.05 to 0.45         0.44         19.10 to 17.22
Core Allocation Plus
   Series I                  2010   1,753    12.29 to 12.03      21,489    1.55 to 0.80         1.14          9.62 to 8.80
                             2009   1,749    11.22 to 11.06      19,574    1.55 to 0.80         2.17         24.21 to 23.28
                             2008     460      9.03 to 8.97       4,147    1.55 to 0.80         1.98       (27.76) to (28.24)
Core Allocation Plus
   Series II                 2010  12,998    12.03 to 11.55     152,254    2.05 to 0.45         0.91          9.79 to 8.05
                             2009  13,790    10.95 to 10.69     148,644    2.05 to 0.45         1.69         24.54 to 22.56
                             2008   5,294      8.80 to 8.72      46,295    2.05 to 0.45         1.05       (29.64) to (30.25)
Core Allocation Series I     2010     629    16.28 to 16.08      10,234    1.55 to 0.80         3.24          10.12 to 9.30
                             2009     241    14.79 to 14.71       3,561     1.55 to 080         7.68         18.30 to 17.71
Core Allocation Series II    2010   4,171    16.68 to 14.09      68,382    2.10 to 0.45         2.82         12.73 to 10.23
                             2009   1,859    15.13 to 14.97      27,950    2.05 to 0.45         6.06         21.06 to 19.77
Core Balanced Series I       2010   1,164    16.42 to 16.22      19,081    1.55 to 0.80         2.82         11.30 to 10.47
                             2009     343    14.75 to 14.68       5,061    1.55 to 0.80         3.83         18.04 to 17.46
Core Balanced Series II      2010   7,593    16.87 to 14.10     125,984    2.10 to 0.45         2.29         12.80 to 11.55
                             2009   2,944    15.12 to 14.96      44,238    2.05 to 0.45         2.72           21 to 19.71

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Core Balanced Strategy
   Series NAV                2010     237  $14.91 to $14.91 $     3,531   1.60% to 1.60%        2.63         9.07% to 9.07%
                             2009     201    13.67 to 13.67       2,742    1.60 to 1.60         4.97          9.37 to 9.37
Core Bond Series II          2010     833    16.32 to 14.90      12,760    2.05 to 0.45         2.48          6.44 to 4.75
                             2009     792    15.33 to 14.23      11,527    2.05 to 0.45         2.12          9.12 to 7.38
                             2008     628    14.05 to 13.25       8,460    2.05 to 0.45         7.75          2.68 to 1.05
                             2007     273    13.68 to 13.11       3,624    2.05 to 0.45         7.22          5.58 to 3.90
                             2006     117    12.96 to 12.62       1,494    2.05 to 0.45         2.11          3.15 to 1.52
Core Disciplined
   Diversification
   Series II                 2010   8,099    17.31 to 14.28     137,776    2.10 to 0.45         2.39         14.27 to 11.70
                             2009   3,712    15.49 to 15.33      57,114    2.05 to 0.45         3.81         23.95 to 22.63
Core Fundamental Holdings
   Series II                 2010  13,036    13.85 to 13.48     207,377    2.10 to 0.35         2.03          10.81 to 7.87
                             2009   6,628    14.80 to 14.64      97,508    2.05 to 0.45         2.80         18.41 to 17.16
Core Fundamental Holdings
   Series III                2010   1,248    15.81 to 15.62      19,707    1.55 to 0.80         2.52          9.20 to 8.38
                             2009     651    14.48 to 14.41       9,425    1.55 to 0.80         3.53         15.85 to 15.28
Core Global Diversification
   Series II                 2010  15,840    14.16 to 13.47     256,911    2.10 to 0.35         2.39          13.30 to 7.77
                             2009   7,611    15.30 to 15.14     115,642    2.05 to 0.45         2.94          22.4 to 21.10
Core Global Diversification
   Series III                2010   1,003    16.11 to 15.91      16,128    1.55 to 0.80         2.86          7.84 to 7.03
                             2009     417    14.94 to 14.86       6,223    1.55 to 0.80         4.00         19.48 to 18.90
Core Strategy Series II      2010  46,040    14.32 to 14.17     623,298    2.10 to 0.45         2.16         13.36 to 11.67
                             2009  43,901    12.82 to 12.05     536,845    2.05 to 0.45         1.96         21.11 to 19.18
                             2008  31,257    10.59 to 10.11     318,495    2.05 to 0.45         1.41       (26.80) to (27.97)
                             2007  21,010    14.46 to 14.03     295,947    2.05 to 0.45         4.07          6.07 to 4.38
                             2006   7,176    13.63 to 13.22      96,463    2.05 to 0.45         2.53          9.07 to 5.76
Core Strategy Series NAV     2010     442    15.88 to 15.88       7,020    1.20 to 1.20         2.32         14.16 to 11.22
                             2009     422    14.27 to 14.27       6,031    1.20 to 1.20         3.14         14.20 to 10.40
Disciplined Diversification
   Series II                 2010  18,143    13.07 to 12.55     231,251    2.05 to 0.45         1.40         12.67 to 10.89
                             2009  18,659    11.60 to 11.32     213,163    2.05 to 0.45         2.18         26.39 to 24.39
                             2008   8,663      9.18 to 9.10      79,086    2.05 to 0.45         1.85       (26.55) to (27.19)
DWS Equity 500 Index         2010     817    19.93 to 16.09      15,950    2.05 to 1.40         1.55         12.70 to 11.97
                             2009     957    17.68 to 14.37      16,616    2.05 to 1.40         2.53         24.04 to 23.24
                             2008   1,126    14.25 to 11.66      15,769    2.05 to 1.40         2.09       (38.24) to (38.64)
                             2007   1,253    23.08 to 19.00      28,468    2.05 to 1.40         1.20          3.38 to 2.71
                             2006   1,674    22.32 to 18.50      36,849    2.05 to 1.40         0.85         13.61 to 12.87
Equity-Income Series I       2010   9,698    20.55 to 15.15     263,326    1.90 to 0.45         1.83         14.60 to 12.95
                             2009  11,371    17.93 to 13.41     270,462    1.90 to 0.45         2.11         25.15 to 23.35
                             2008  13,650    14.33 to 10.87     261,747    1.90 to 0.45         2.24       (36.25) to (37.17)
                             2007  17,778    22.47 to 17.31     540,216    1.90 to 0.45         2.81          2.88 to 1.39
                             2006  22,179    36.09 to 13.77     662,231    1.90 to 0.45         1.55         18.49 to 10.17
Equity-Income Series II      2010  10,031    17.40 to 17.02     153,300    2.05 to 0.45         1.68         14.40 to 12.58
                             2009  10,954    15.46 to 14.88     148,222    2.05 to 0.45         1.95           24.98 to 23
                             2008  11,489    12.57 to 11.91     126,409    2.05 to 0.45         2.11       (36.45) to (37.46)
                             2007  13,765    20.10 to 18.74     241,867    2.05 to 0.45         2.48          2.70 to 1.06
                             2006  16,212    19.96 to 13.75     282,032    2.05 to 0.45         1.36         18.23 to 10.03

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Financial Services Series I  2010   1,177  $14.92 to $13.33 $    15,858   1.90% to 0.45%        0.30%       11.75% to 10.14%
                             2009   1,450    13.35 to 12.10      17,662    1.90 to 0.45         0.70         40.77 to 38.74
                             2008   1,624      9.48 to 8.72      14,200    1.90 to 0.45         0.82       (44.90) to (45.70)
                             2007   1,792    17.21 to 16.06      28,749    1.90 to 0.45         1.20        (7.24) to (8.58)
                             2006   2,583    18.56 to 14.42      45,180    1.90 to 0.45         0.36         22.57 to 15.39
Financial Services
   Series II                 2010   1,906    16.29 to 15.96      27,065    2.05 to 0.45         0.13          11.50 to 9.73
                             2009   2,251    14.85 to 14.32      29,096    2.05 to 0.45         0.51         40.35 to 38.12
                             2008   2,477    10.75 to 10.20      23,207    2.05 to 0.45         0.66       (45.00) to (45.88)
                             2007   2,222    19.86 to 18.55      38,360    2.05 to 0.45         0.87        (7.35) to (8.83)
                             2006   2,934    21.86 to 14.40      55,701    2.05 to 0.45         0.21         22.22 to 15.22
Founding Allocation
   Series I                  2010   3,738    12.44 to 12.17      46,366    1.55 to 0.80         3.90          9.78 to 8.96
                             2009   3,794    11.33 to 11.17      42,903    1.55 to 0.80         5.28         30.42 to 29.45
                             2008   1,345      8.69 to 8.63      11,671    1.55 to 0.80         6.91       (30.51) to (30.97)
Founding Allocation
   Series II                 2010 116,260    18.99 to 10.48   1,242,478    2.05 to 0.35         3.52          10.05 to 8.20
                             2009 128,398     17.26 to 9.68   1,261,886    2.05 to 0.35         3.86         30.67 to 28.46
                             2008 136,082     13.21 to 7.54   1,035,742    2.05 to 0.35         2.91         5.67 to (36.87)
                             2007  88,895    12.07 to 11.94   1,067,048    2.05 to 0.45         0.97        (3.45) to (4.47)
Fundamental Value Series I   2010  24,123    16.02 to 14.50     350,230    1.90 to 0.45         1.08         12.59 to 10.97
                             2009  28,241    14.23 to 13.07     368,109    1.90 to 0.45         0.92          31.19 to 29.3
                             2008  33,466    10.85 to 10.11     336,160    1.90 to 0.45         2.42       (39.59) to (40.47)
                             2007   8,886    17.95 to 16.97     148,942    1.90 to 0.45         1.57          3.57 to 2.07
                             2006  10,715    17.34 to 13.64     175,241    1.90 to 0.45         0.80          14.00 to 9.10
Fundamental Value Series II  2010  19,504    17.22 to 17.18     295,599    2.05 to 0.45         0.89         12.37 to 10.59
                             2009  22,342    15.57 to 15.29     305,287    2.05 to 0.45         0.73           31 to 28.92
                             2008  23,786    12.08 to 11.67     251,341    2.05 to 0.45         0.64       (39.73) to (40.69)
                             2007  22,520    20.36 to 19.37     399,581    2.05 to 0.45         1.21          3.41 to 1.75
                             2006  20,167    20.09 to 13.62     353,591    2.05 to 0.45         0.58          13.73 to 8.94
Global Allocation            2010      64    27.39 to 16.08       1,042    1.90 to 1.40         1.04          8.36 to 7.82
                             2009  69.918    25.40 to 14.84       1,080    1.90 to 1.40         1.78         19.37 to 18.77
                             2008      80    21.39 to 12.43       1,038    1.90 to 1.40         1.95       (20.69) to (21.09)
                             2007      91    27.10 to 15.67       1,520    1.90 to 1.40         2.46         15.19 to 14.61
                             2006     124    23.90 to 13.61       1,771    1.90 to 1.40         2.42         14.74 to 14.17
Global Bond Series I         2010   2,708    23.52 to 21.37      74,034    1.90 to 0.45         3.36          9.81 to 8.23
                             2009   3,158    21.42 to 19.75      80,083    1.90 to 0.45        12.24         14.87 to 13.22
                             2008   3,603    18.64 to 17.44      81,496    1.90 to 0.45         0.63        (4.91) to (6.28)
                             2007   3,988    19.61 to 18.61      97,298    1.90 to 0.45         7.40          9.14 to 7.56
                             2006   4,255    27.35 to 12.69      97,361    1.90 to 0.45         0.00          4.80 to 1.56
Global Bond Series II        2010   8,787    22.84 to 16.58     176,267    2.05 to 0.45         3.20          9.63 to 7.89
                             2009   9,500    20.84 to 15.37     176,112    2.05 to 0.45        11.74          14.62 to 12.8
                             2008   9,374    18.18 to 13.62     154,496    2.05 to 0.45         0.58        (5.09) to (6.60)
                             2007  12,099    19.15 to 14.58     212,896    2.05 to 0.45         7.11          8.85 to 7.29
                             2006  11,018    17.60 to 12.67     182,700    2.05 to 0.45         0.00          4.60 to 1.36

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Global Trust Series I        2010   8,540  $15.30 to $13.08 $   153,628   1.90% to 0.45%        1.54%        7.28% to 5.73%
                             2009   9,050    14.26 to 12.37     157,234    1.90 to 0.45         1.71         30.78 to 28.90
                             2008   6,778     10.91 to 9.60     109,603    1.90 to 0.45         1.91       (39.82) to (40.69)
                             2007   7,318    18.12 to 16.18     212,666    1.90 to 0.45         2.29         0.88 to (0.58)
                             2006   8,922    33.14 to 15.13     260,712    1.90 to 0.45         1.35         19.78 to 18.06
Global Trust Series II       2010   1,904    17.06 to 16.69      28,926    2.05 to 0.45         1.30          7.07 to 5.37
                             2009   2,125    16.19 to 15.59      30,510    2.05 to 0.45         1.43         30.51 to 28.44
                             2008   2,398    12.61 to 11.95      26,665    2.05 to 0.45         1.61       (39.91) to (40.87)
                             2007   3,028    21.32 to 19.88      56,610    2.05 to 0.45         1.24         0.64 to (0.97)
                             2006   1,911    21.61 to 18.43      35,849    2.05 to 0.45         1.20         19.56 to 17.66
Health Sciences Series I     2010   1,907    22.75 to 19.49      39,069    1.90 to 0.45         0.00         15.18 to 13.52
                             2009   2,244    19.75 to 17.17      40,345    1.90 to 0.45         0.00         31.22 to 29.33
                             2008   2,673    15.05 to 13.28      37,029    1.90 to 0.45         0.00       (30.22) to (31.23)
                             2007   3,480    21.57 to 19.31      69,811    1.90 to 0.45         0.00         17.14 to 15.45
                             2006   4,163    18.41 to 13.39      72,020    1.90 to 0.45         0.00          7.89 to 6.34
Health Sciences Series II    2010   2,391    24.49 to 22.67      50,728    2.05 to 0.45         0.00         14.95 to 13.13
                             2009   2,553    21.31 to 20.04      47,857    2.05 to 0.45         0.00         30.96 to 28.89
                             2008   2,876    16.27 to 15.55      41,778    2.05 to 0.45         0.00       (30.37) to (31.48)
                             2007   3,394    23.36 to 22.69      71,855    2.05 to 0.45         0.00         16.91 to 15.05
                             2006   3,954    19.98 to 13.38      72,848    2.05 to 0.45         0.00          7.68 to 5.98
High Income Series II        2010   1,687    13.10 to 12.35      21,158    2.05 to 0.45        37.66          10.78 to 9.02
                             2009   1,626    11.82 to 11.33      18,650    2.05 to 0.45        18.43          80.46 to 77.6
                             2008     230      6.52 to 6.35       1,474    2.05 to 0.45        10.90       (43.84) to (44.73)
                             2007      93    11.61 to 11.49       1,071    2.05 to 0.45         1.46        (7.12) to (8.11)
High Yield Series I          2010   3,166    19.91 to 18.73      61,747    1.90 to 0.45        36.88         13.27 to 11.64
                             2009   3,881    17.58 to 16.77      67,491    1.90 to 0.45        11.77         53.82 to 51.61
                             2008   4,032    11.43 to 11.06      46,087    1.90 to 0.45         8.15       (29.84) to (30.85)
                             2007   4,963    16.29 to 16.00      81,825    1.90 to 0.45        12.30         1.18 to (0.29)
                             2006   7,027    17.23 to 13.27     116,074    1.90 to 0.45         6.60          9.87 to 6.18
High Yield Series II         2010   4,143    22.33 to 18.78      81,174    2.05 to 0.45        40.90         13.03 to 11.23
                             2009   5,174    19.76 to 16.88      90,802    2.05 to 0.45        13.15         53.66 to 51.23
                             2008   4,362    12.86 to 11.16      50,595    2.05 to 0.45         8.02       (30.02) to (31.13)
                             2007   3,942    18.37 to 16.21      66,768    2.05 to 0.45        11.87         0.90 to (0.71)
                             2006   5,215    18.21 to 13.26      88,817    2.05 to 0.45         6.47          9.74 to 6.05
International Core Series I  2010   2,397    15.33 to 14.86      35,236    1.90 to 0.45         1.83          9.09 to 7.52
                             2009   2,759    14.05 to 13.82      37,608    1.90 to 0.45         2.41         18.11 to 16.41
                             2008   3,231    11.90 to 11.87      37,670    1.90 to 0.45         4.76       (38.90) to (39.78)
                             2007   4,161    19.72 to 19.47      80,318    1.90 to 0.45         2.14          10.92 to 9.31
                             2006   5,288    18.57 to 13.34      93,287    1.90 to 0.45         0.58          24.21 to 6.71

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
International Core
   Series II                 2010   1,664  $20.70 to $17.98 $    26,533   2.05% to 0.45%        1.64%        8.89% to 7.16%
                             2009   1,799    19.32 to 16.51      26,618    2.05 to 0.45         2.16         17.99 to 16.12
                             2008   1,971    16.63 to 13.99      24,822    2.05 to 0.45         4.67       (39.05) to (40.02)
                             2007   2,356    27.73 to 22.96      49,951    2.05 to 0.45         1.84          10.63 to 8.87
                             2006   2,166    25.57 to 13.33      42,672    2.05 to 0.45         0.41          24.06 to 6.68
International Equity Index
   A Series I                2010   1,662    20.57 to 18.67      31,951    1.90 to 0.45         2.55          10.37 to 8.79
                             2009     806    18.64 to 17.17      14,194    1.90 to 0.45        13.38         37.24 to 35.26
                             2008     964    13.58 to 12.69      12,493    1.90 to 0.45         1.89       (44.80) to (45.59)
                             2007   1,307    24.60 to 23.33      30,978    1.90 to 0.45         3.65         14.90 to 13.24
                             2006   2,339    21.41 to 20.60      48,747    1.90 to 0.45         0.83         24.92 to 23.13
International Equity Index
   A Series II               2010   1,998    20.29 to 18.24      37,023    2.05 to 0.45         2.18          10.22 to 9.07
                             2009     912    18.41 to 16.82      15,753    2.05 to 0.45        13.97         36.87 to 34.69
                             2008     996    13.45 to 12.48      12,716    2.05 to 0.45         1.70       (44.89) to (45.77)
                             2007   1,301    24.41 to 23.02      30,453    2.05 to 0.45         3.43         14.65 to 12.81
                             2006   1,937    21.29 to 20.41      39,999    2.05 to 0.45         0.65         24.70 to 22.73
International Equity Index
   Series NAV                2010   2,166    10.86 to 10.62      23,431    2.05 to 1.40         2.47          9.89 to 9.18
                             2009   2,431      9.88 to 9.72      23,976    2.05 to 1.40         3.74         36.87 to 35.99
                             2008   2,852      7.22 to 7.15      20,583    2.05 to 1.40         2.60       (45.16) to (45.52)
                             2007   3,272    13.17 to 13.12      43,122    2.05 to 1.40         1.91          5.44 to 4.99
International Opportunities
   Series II                 2010   2,261    17.23 to 15.74      35,029    2.05 to 0.45         1.21         12.88 to 11.09
                             2009   2,507    15.26 to 14.16      34,890    2.05 to 0.45         0.81         36.65 to 34.48
                             2008   2,821    11.17 to 10.53      29,250    2.05 to 0.45         0.90       (50.88) to (51.67)
                             2007   3,614    22.74 to 21.79      78,152    2.05 to 0.45         1.37         19.23 to 17.33
                             2006   2,220    19.07 to 13.33      40,997    2.05 to 0.45         0.33          23.35 to 6.62
International Small Company
   Series I                  2010   3,157    15.00 to 14.76      46,829    1.90 to 0.45         2.62         22.15 to 20.40
                             2009   3,936    12.28 to 12.26      48,283    1.90 to 0.45         0.78        (1.76) to (1.95)
International Small Company
   Series II                 2010   2,060    14.97 to 14.70      30,456    2.05 to 0.45         2.50         21.90 to 19.97
                             2009   2,329    12.28 to 12.25      28,557    2.05 to 0.45         0.77        (1.76) to (1.97)
International Value Series I 2010   6,982    20.45 to 19.23     123,081    1.90 to 0.45         1.90          7.50 to 5.95
                             2009   8,033    19.02 to 18.15     133,409    1.90 to 0.45         2.12         35.16 to 33.22
                             2008   9,996    14.07 to 13.62     124,275    1.90 to 0.45         3.17       (42.92) to (43.75)
                             2007  13,413    24.65 to 24.22     295,227    1.90 to 0.45         4.19          9.03 to 7.45
                             2006  17,751    22.78 to 14.14     361,944    1.90 to 0.45         1.87         29.01 to 13.12
International Value
   Series II                 2010   6,119    23.68 to 21.72     118,156    2.05 to 0.45         1.70          7.28 to 5.58
                             2009   6,734    22.43 to 20.25     123,005    2.05 to 0.45         1.97         34.98 to 32.84
                             2008   7,623    16.88 to 15.00     104,997    2.05 to 0.45         3.07       (43.07) to (43.98)
                             2007   9,361    30.14 to 26.35     231,324    2.05 to 0.45         3.64          8.86 to 7.13
                             2006   9,830    28.23 to 14.11     228,099    2.05 to 0.45         1.69         28.69 to 12.92
Investment Quality Bond
   Series I                  2010   9,829    23.79 to 17.46     175,113    1.90 to 0.45         5.30          6.97 to 5.43
                             2009   8,811    22.23 to 16.56     156,994    1.90 to 0.45         5.32         11.94 to 10.33
                             2008   5,071    19.86 to 15.01     103,084    1.90 to 0.45         6.59        (2.12) to (3.53)
                             2007   5,274    20.29 to 15.56     120,393    1.90 to 0.45         8.94          5.73 to 4.20
                             2006   6,261    30.98 to 13.03     136,834    1.90 to 0.45         6.21          4.34 to 1.62

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Investment Quality Bond
   Series II                 2010   7,580  $19.20 to $15.22 $   129,806   2.05% to 0.45%        4.63%        6.82% to 5.12%
                             2009   8,375    17.98 to 14.48     135,967    2.05 to 0.45         5.56          11.7 to 9.92
                             2008   6,302    16.09 to 13.17      92,405    2.05 to 0.45         5.85        (2.26) to (3.82)
                             2007   8,639    16.47 to 13.69     130,926    2.05 to 0.45         8.68          5.44 to 3.76
                             2006   7,917    15.62 to 13.00     115,907    2.05 to 0.45         5.20          4.16 to 1.27
Large Cap Series I           2010   9,394    14.14 to 13.02     125,850    1.90 to 0.45         1.05         13.23 to 11.61
                             2009  10,814    12.48 to 11.67     129,172    1.90 to 0.45         1.92         30.26 to 28.38
                             2008  12,717      9.58 to 9.09     117,779    1.90 to 0.45         1.31       (39.79) to (40.66)
                             2007  15,761    15.92 to 15.32     244,826    1.90 to 0.45         0.52        (5.24) to (6.17)
Large Cap Series II          2010     704    14.03 to 12.81       9,264    2.05 to 0.45         0.84         13.03 to 11.24
                             2009     790    12.41 to 11.52       9,291    2.05 to 0.45         1.72         29.96 to 27.90
                             2008     932      9.55 to 9.01       8,533    2.05 to 0.45         1.09       (39.95) to (40.90)
                             2007   1,178    15.90 to 15.24      18,167    2.05 to 0.45         0.59         0.81 to (0.79)
                             2006     112    15.78 to 15.36       1,733    2.05 to 0.45         0.21         13.64 to 11.84
Large Cap Value Series I     2010     994    20.31 to 18.18      18,618    1.90 to 0.45         1.17          9.42 to 7.85
                             2009   1,158    18.56 to 16.85      20,019    1.90 to 0.45         1.58          10.14 to 8.56
                             2008   1,450    16.85 to 15.53      23,027    1.90 to 0.45         1.38       (36.20) to (37.12)
                             2007   2,039    26.42 to 24.69      51,302    1.90 to 0.45         0.93          3.91 to 2.40
                             2006   2,873    25.42 to 24.07      70,289    1.90 to 0.45         0.00          1.56 to 1.44
Large Cap Value Series II    2010   1,126    20.15 to 17.82      20,765    2.05 to 0.45         0.98          9.21 to 7.48
                             2009   1,134    18.45 to 16.58      19,357    2.05 to 0.45         1.42          9.86 to 8.12
                             2008   1,229    16.79 to 15.34      19,316    2.05 to 0.45         1.24       (36.31) to (37.32)
                             2007   1,608    26.36 to 24.47      40,131    2.05 to 0.45         0.61          3.71 to 2.06
                             2006   2,246    25.42 to 23.98      54,673    2.05 to 0.45         0.30         15.24 to 13.41
Lifestyle Aggressive
   Series I                  2010   6,184    16.57 to 15.74     103,197    1.90 to 0.45         1.98         15.92 to 14.26
                             2009   6,570    14.29 to 13.77      95,283    1.90 to 0.45         1.03         35.02 to 33.08
                             2008   7,208    10.58 to 10.35      78,078    1.90 to 0.45         1.64       (42.25) to (43.09)
                             2007   9,206    18.33 to 18.19     175,525    1.90 to 0.45         9.29          8.06 to 6.50
                             2006  12,038    18.82 to 13.07     214,082    1.90 to 0.45         7.68          14.94 to 4.58
Lifestyle Aggressive
   Series II                 2010  11,278    20.11 to 19.12     188,589    2.05 to 0.45         1.74         15.60 to 13.77
                             2009  12,202    17.67 to 16.54     178,414    2.05 to 0.45         0.85         34.85 to 32.71
                             2008  12,730    13.32 to 12.27     140,031    2.05 to 0.45         1.49       (42.41) to (43.33)
                             2007  14,689    23.50 to 21.30     285,280    2.05 to 0.45         9.17          7.92 to 6.20
                             2006  16,596    22.21 to 12.99     309,161    2.05 to 0.45         7.66          14.67 to 3.93
Lifestyle Balanced Series I  2010  40,354    20.69 to 16.77     699,738    1.90 to 0.45         2.74          11.24 to 9.64
                             2009  40,030    18.60 to 15.29     662,526    1.90 to 0.45         4.71         30.16 to 28.29
                             2008  35,216    14.29 to 11.92     488,816    1.90 to 0.45         2.92       (31.61) to (32.60)
                             2007  44,019    20.89 to 17.69     919,281    1.90 to 0.45         7.51          5.99 to 4.46
                             2006  49,450    21.97 to 13.28     985,780    1.90 to 0.45         5.35          12.23 to 6.23
Lifestyle Balanced Series II 2010 606,988    13.88 to 12.55   9,859,909    2.10 to 0.35         2.59         11.10 to 11.06
                             2009 611,485    16.63 to 11.30   9,123,269    2.05 to 0.35         4.44         30.02 to 27.83
                             2008 536,639     13.01 to 8.69   6,354,575    2.05 to 0.35         3.27       (30.48) to (32.84)
                             2007 485,069    20.05 to 19.37   8,669,581    2.05 to 0.45         7.41          5.78 to 4.10
                             2006 381,237     18.96 to 0.00   6,683,427    2.05 to 0.45         4.88          12.00 to 5.60
Lifestyle Conservative
   Series I                  2010  11,548    23.32 to 17.12     220,274    1.90 to 0.45         2.68          8.63 to 7.07
                             2009  11,453    21.47 to 15.99     208,449    1.90 to 0.45         5.85         21.16 to 19.42
                             2008   8,662    17.72 to 13.39     143,844    1.90 to 0.45         4.40       (15.95) to (17.16)
                             2007   7,414    21.08 to 16.16     150,689    1.90 to 0.45         7.90          4.90 to 3.39
                             2006   7,446    21.39 to 13.18     146,048    1.90 to 0.45         4.48          7.95 to 5.48

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Lifestyle Conservative
   Series II                 2010 141,829  $13.67 to $13.17 $ 2,342,621   2.10% to 0.35%        2.52%        8.49% to 5.39%
                             2009 133,572    15.23 to 12.60   2,071,302    2.05 to 0.35         5.98         21.01 to 18.98
                             2008  89,201    12.80 to 10.41   1,171,315    2.05 to 0.35         5.44       (16.69) to (17.39)
                             2007  40,759    17.39 to 15.49     653,822    2.05 to 0.45         7.84          4.70 to 3.03
                             2006  29,039    16.61 to 13.11     454,533    2.05 to 0.45         4.40          7.64 to 4.85
Lifestyle Growth Series I    2010  36,720    18.61 to 16.08     595,817    1.90 to 0.45         2.47         12.51 to 10.89
                             2009  35,026    16.54 to 14.50     534,792    1.90 to 0.45         3.45         32.70 to 30.79
                             2008  33,091    12.47 to 11.09     410,760    1.90 to 0.45         2.40       (36.89) to (37.80)
                             2007  38,655    19.75 to 17.82     781,228    1.90 to 0.45         7.68          7.04 to 5.49
                             2006  46,044    20.82 to 13.15     879,620    1.90 to 0.45         5.87          12.99 to 5.17
Lifestyle Growth Series II   2010 778,123    14.34 to 12.13  12,206,253    2.10 to 0.35         2.26         14.68 to 12.44
                             2009 783,017    17.07 to 10.78  11,149,868    2.05 to 0.35         3.24         32.48 to 30.25
                             2008 739,885     13.11 to 8.14   8,170,434    2.05 to 0.35         2.53       (34.88) to (37.96)
                             2007 667,867    20.56 to 21.12  12,027,024    2.05 to 0.45         7.35          6.77 to 5.07
                             2006 501,635    20.18 to 13.07   8,845,509    2.05 to 0.45         5.15          12.77 to 4.55
Lifestyle Moderate Series I  2010  14,332    21.82 to 16.81     265,027    1.90 to 0.45         2.70          10.06 to 8.47
                             2009  13,923    19.83 to 15.50     245,632    1.90 to 0.45         4.95         26.69 to 24.87
                             2008  12,359    15.65 to 12.41     188,774    1.90 to 0.45         3.72       (24.57) to (25.66)
                             2007  14,006    20.75 to 16.70     290,199    1.90 to 0.45         7.68          4.82 to 3.30
                             2006  15,205    21.79 to 13.22     303,646    1.90 to 0.45         4.56          9.92 to 5.73
Lifestyle Moderate Series II 2010 182,151    13.59 to 13.20   2,947,542    2.10 to 0.35         2.53          10.01 to 8.75
                             2009 175,830    15.75 to 12.00   2,638,640    2.05 to 0.35         5.00         26.42 to 24.29
                             2008 137,848     12.67 to 9.49   1,689,787    2.05 to 0.35         4.26       (24.06) to (25.90)
                             2007 108,763    18.46 to 17.10   1,817,725    2.05 to 0.45         7.55          4.61 to 2.94
                             2006  84,168     17.64 to 0.00   1,387,766    2.05 to 0.45         4.32          9.69 to 5.10
Mid Cap Index Series I       2010   1,987    24.01 to 19.85      41,949    1.90 to 0.45         1.06         25.42 to 23.61
                             2009   2,155    19.15 to 16.06      36,668    1.90 to 0.45         1.02         36.15 to 34.19
                             2008   2,545    14.06 to 11.97      32,196    1.90 to 0.45         0.93       (36.70) to (37.62)
                             2007   2,828    22.22 to 19.19      57,218    1.90 to 0.45         1.27          7.03 to 5.48
                             2006   3,648    20.76 to 12.72      69,718    1.90 to 0.45         0.65          9.22 to 1.72
Mid Cap Index Series II      2010   4,172    22.77 to 21.59      81,260    2.05 to 0.45         0.82         25.24 to 23.26
                             2009   4,703    18.47 to 17.24      74,103    2.05 to 0.45         0.84         35.77 to 33.61
                             2008   5,042    13.82 to 12.70      59,488    2.05 to 0.45         0.70       (36.81) to (37.82)
                             2007   4,747    22.23 to 20.09      89,771    2.05 to 0.45         0.85          6.85 to 5.14
                             2006   3,931    21.22 to 12.70      70,695    2.05 to 0.45         0.46         8.95 to (0.67)
Mid Cap Stock Series I       2010  10,956    20.37 to 20.17     183,429    1.90 to 0.45         0.00         22.53 to 20.77
                             2009  11,822    16.70 to 16.62     167,211    1.90 to 0.45         0.00         30.76 to 28.88
                             2008  13,282    12.96 to 12.71     148,055    1.90 to 0.45         0.00       (44.02) to (44.83)
                             2007  14,502    23.49 to 22.71     292,411    1.90 to 0.45         0.00         23.01 to 21.24
                             2006  18,381    19.59 to 12.82     304,720    1.90 to 0.45         0.00          13.04 to 2.55
Mid Cap Stock Series II      2006  18,381    19.59 to 12.82     304,720    1.90 to 0.45         0.00          13.04 to 2.55
                             2009   6,241    19.57 to 19.35     107,670    2.05 to 0.45         0.00         30.46 to 28.39
                             2008   6,954    15.07 to 15.00      93,272    2.05 to 0.45         0.00       (44.12) to (45.01)
                             2007   7,457    27.41 to 26.84     182,162    2.05 to 0.45         0.00         22.80 to 20.84
                             2006   7,959    22.77 to 12.80     161,929    2.05 to 0.45         0.00          12.80 to 2.40
Mid Value Series I           2010   4,754    18.31 to 16.87      82,548    1.90 to 0.45         2.00         15.64 to 13.97
                             2009   5,578    15.84 to 14.80      84,585    1.90 to 0.45         0.45         35.03 to 33.73
Mid Value Series II          2010   5,481    18.24 to 16.66      93,544    2.05 to 0.45         1.80         15.27 to 13.44
                             2009   6,142    15.82 to 14.68      92,029    2.05 to 0.45         0.35         45.36 to 43.05
                             2008     700    10.89 to 10.26       7,325    2.05 to 0.45         0.92       (35.17) to (36.21)
                             2007     890    16.79 to 16.09      14,516    2.05 to 0.45         1.68        (0.15) to (1.74)
                             2006     938    16.82 to 16.38      15,484    2.05 to 0.45         0.06         19.51 to 17.62

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Money Market Series I        2010  11,385  $16.29 to $12.35 $   176,239   2.10% to 0.45%        0.00%      (0.45)% to (1.22)%
                             2009  15,261    16.36 to 12.61     240,290    1.90 to 0.45         0.22        (0.25) to (1.69)
                             2008  22,608    16.40 to 12.83     365,001    1.90 to 0.45         1.73         1.31 to (0.16)
                             2007  19,225    16.19 to 12.85     312,447    1.90 to 0.45         4.46          4.09 to 2.58
                             2006  19,705    19.67 to 12.53     311,440    1.90 to 0.45         4.36          3.97 to 2.18
Money Market Series II       2010  65,835    12.49 to 12.20     826,856    2.05 to 0.35         0.00        (0.35) to (2.03)
                             2009  88,917    12.53 to 12.45   1,133,525    2.05 to 0.35         0.08        (0.27) to (1.95)
                             2008 107,097    12.70 to 12.56   1,383,024    2.05 to 0.35         1.38         0.52 to (0.51)
                             2007  33,634    13.80 to 12.76     434,277    2.05 to 0.45         4.23          3.88 to 2.22
                             2006  24,354    13.28 to 12.42     305,880    2.05 to 0.45         4.20          3.77 to 2.04
Money Market Trust B
   Series NAV                2010   2,097    12.57 to 12.27      26,236    2.05 to 1.40         0.05         -1.34 to -1.98
                             2009   2,575    12.74 to 12.52      32,692    2.05 to 1.40         0.49        (0.92) to (1.56)
                             2008   2,982    12.86 to 12.72      38,239    2.05 to 1.40         2.10          0.69 to 0.04
                             2007   3,382    12.77 to 12.71      43,140    2.05 to 1.40         3.06          2.14 to 1.70
Mutual Shares Series I       2010  14,733    11.72 to 11.47     172,166    1.55 to 0.80         2.97          10.63 to 9.80
                             2009  11,608    10.59 to 10.44     122,736    1.55 to 0.80         2.01         26.32 to 25.38
                             2008   2,191      8.38 to 8.33      18,360    1.55 to 0.80         2.97       (32.93) to (33.37)
Natural Resources Series II  2010   4,484    47.65 to 42.16     174,979    2.05 to 0.45         0.42         14.36 to 12.54
                             2009   4,957    41.67 to 37.46     173,158    2.05 to 0.45         0.68         58.18 to 55.67
                             2008   4,520    26.34 to 24.06     103,282    2.05 to 0.45         0.28       (51.93) to (52.70)
                             2007   5,633    54.80 to 50.87     279,654    2.05 to 0.45         0.82         39.80 to 37.57
                             2006   5,989    39.20 to 12.33     222,307    2.05 to 0.45         0.40         21.49 to (1.39)
Optimized All Cap Series II  2010   3,600    19.24 to 17.02      63,655    2.05 to 0.45         0.92         18.68 to 16.80
                             2009   4,142    16.21 to 14.57      62,407    2.05 to 0.45         1.17         27.45 to 25.42
                             2008   4,771    12.72 to 11.62      57,017    2.05 to 0.45         0.62       (43.50) to (44.40)
                             2007   5,614    22.52 to 20.90     120,043    2.05 to 0.45         0.87          3.10 to 1.46
                             2006     157    21.84 to 20.60       3,294    2.05 to 0.45         0.78         14.39 to 12.58
Optimized Value Series II    2010     851    14.64 to 13.16      11,584    2.05 to 0.45         1.70          12.6 to 10.81
                             2009     969    13.00 to 11.87      11,846    2.05 to 0.45         1.88         23.95 to 21.98
                             2008   1,107     10.49 to 9.74      11,037    2.05 to 0.45         2.09       (41.63) to (42.56)
                             2007   1,358    17.97 to 16.95      23,442    2.05 to 0.45         1.02        (5.82) to (7.32)
                             2006     278    19.08 to 18.29       5,139    2.05 to 0.45         1.46         20.51 to 18.60
Pacific Rim Series I         2010       0    18.95 to 17.92           0    1.90 to 0.45         0.44          1.96 to 1.47
                             2009   1,717    18.59 to 17.66      20,228    1.90 to 0.45         1.05         31.73 to 29.83
                             2008   2,021    14.11 to 13.60      18,180    1.90 to 0.45         1.42       (40.28) to (41.15)
                             2007   2,850    23.63 to 23.12      43,926    1.90 to 0.45         1.79          8.65 to 7.08
                             2006   3,952    21.82 to 12.26      55,902    1.90 to 0.45         0.94         10.55 to (1.94)
Pacific Rim Series II        2010       0    22.89 to 19.39           0    2.05 to 0.45         0.43          1.97 to 1.44
                             2009   1,249    22.56 to 19.01      21,147    2.05 to 0.45         0.86         31.35 to 29.27
                             2008   1,096    17.45 to 14.48      14,433    2.05 to 0.45         1.14       (40.36) to (41.31)
                             2007   1,748    29.74 to 24.27      39,753    2.05 to 0.45         1.49          8.35 to 6.62
                             2006   1,839    27.99 to 12.26      39,724    2.05 to 0.45         0.74         10.42 to (1.95)
PIMCO All Asset              2010   1,850    18.60 to 16.72      31,947    2.05 to 0.45         7.07         12.20 to 10.42
                             2009   1,526    16.57 to 15.14      23,774    2.05 to 0.45         6.80         20.77 to 18.85
                             2008   1,542    13.72 to 12.74      20,097    2.05 to 0.45         5.31       (16.55) to (17.88)
                             2007   1,761    16.44 to 15.51      27,809    2.05 to 0.45         6.56          7.51 to 5.80
                             2006   2,705    15.30 to 14.66      40,167    2.05 to 0.45         4.68          3.89 to 2.25

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Real Estate Securities
   Series I                  2010   1,872  $29.26 to $26.14 $    55,339   1.90% to 0.45%        1.84%       28.62% to 26.77%
                             2009   2,091    22.75 to 20.62      48,549    1.90 to 0.45         3.38         29.59 to 27.72
                             2008   2,584    17.55 to 16.15      46,813    1.90 to 0.45         3.13       (39.70) to (40.57)
                             2007   3,404    29.11 to 27.17     103,497    1.90 to 0.45         2.61       (15.99) to (17.21)
                             2006   5,075    38.25 to 15.69     185,688    1.90 to 0.45         1.79         37.49 to 25.49
Real Estate Securities
   Series II                 2010   3,033    27.62 to 23.49      72,145    2.05 to 0.45         1.63         28.29 to 26.26
                             2009   3,297    21.53 to 18.61      62,000    2.05 to 0.45         3.26         29.46 to 27.40
                             2008   3,569    16.63 to 14.60      53,641    2.05 to 0.45         2.88       (39.85) to (40.81)
                             2007   4,179    27.65 to 24.67     106,983    2.05 to 0.45         2.10       (16.15) to (17.49)
                             2006   4,890    33.50 to 15.66     153,620    2.05 to 0.45         1.58         37.20 to 25.32
Real Return Bond Series II   2010   4,727    17.77 to 15.72      77,016    2.05 to 0.45        10.80          8.18 to 6.46
                             2009   5,613    16.42 to 14.76      85,502    2.05 to 0.45            9%        18.69 to 16.81
                             2008   5,990    13.84 to 12.64      77,729    2.05 to 0.45         0.55       (11.94) to (13.34)
                             2007   5,983    15.71 to 14.58      89,176    2.05 to 0.45         6.36          10.59 to 8.83
                             2006   7,163    14.21 to 13.40      97,633    2.05 to 0.45         2.44        (0.26) to (1.83)
Science & Technology
   Series I                  2010   8,374    14.85 to 11.45     113,408    1.90 to 0.45         0.00         24.05 to 22.27
                             2009   9,847     11.97 to 9.36     108,495    1.90 to 0.45         0.00         63.75 to 61.39
                             2008  11,304      7.31 to 5.80      77,390    1.90 to 0.45         0.00       (44.70) to (45.50)
                             2007  14,544    13.22 to 10.64     183,287    1.90 to 0.45         0.00         19.03 to 17.30
                             2006  19,135     12.90 to 4.53     208,202    1.90 to 0.45         0.00          5.05 to 1.31
Science & Technology
   Series II                 2010   3,165    20.46 to 19.86      53,799    2.05 to 0.45         0.00         23.83 to 21.86
                             2009   3,709    16.79 to 16.04      51,365    2.05 to 0.45         0.00         63.40 to 60.81
                             2008   3,149     10.44 to 9.81      27,165    2.05 to 0.45         0.00       (44.79) to (45.67)
                             2007   4,023    19.21 to 17.77      63,303    2.05 to 0.45         0.00         18.73 to 16.84
                             2006   4,062    16.51 to 11.23      54,950    2.05 to 0.45         0.00          4.90 to 1.16
Short Term Government Income
   Series I                  2010   6,422    12.69 to 12.57      81,022    1.90 to 0.45         1.41          1.55 to 0.57
Short Term Government Income
   Series II                 2010   5,947    12.68 to 12.54      74,874    2.05 to 0.45         1.24          1.43 to 0.34
Small Cap Growth Series I    2010      15    13.40 to 13.11         203    1.55 to 0.80         0.00         21.10 to 20.20
                             2009       8    11.07 to 10.91          86    1.55 to 0.80         0.00         33.51 to 32.51
                             2008       2      8.29 to 8.23          17    1.55 to 0.80         0.00       (33.69) to (34.13)
Small Cap Growth Series II   2010   1,880    19.76 to 18.04      33,604    2.05 to 0.45         0.00         21.16 to 19.24
                             2009   2,052    16.31 to 15.13      30,671    2.05 to 0.45         0.00         33.82 to 31.70
                             2008   2,215    12.18 to 11.49      25,137    2.05 to 0.45         0.00       (40.07) to (41.03)
                             2007   1,950    20.33 to 19.48      37,591    2.05 to 0.45         0.00         13.26 to 11.45
                             2006   1,718    17.95 to 12.40      29,891    2.05 to 0.45         0.00         12.71 to (0.81)
Small Cap Index Series I     2010   1,068    17.83 to 12.50      18,602    1.90 to 0.45         0.51         25.80 to 23.99
                             2009   1,130    14.38 to 12.50      15,815    1.90 to 0.45         0.80         26.08 to 24.26
                             2008   1,375    12.16 to 11.57      15,410    1.90 to 0.45         1.23       (34.01) to (34.96)
                             2007   1,722    17.80 to 12.50      29,608    1.90 to 0.45         1.63        (2.61) to (4.02)
                             2006   2,274    18.92 to 17.47      40,548    1.90 to 0.45         0.52         17.08 to 15.40

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Small Cap Index Series II    2010   3,570  $21.23 to $19.67 $    64,425   2.05% to 0.45%        0.28%       25.53% to 23.54%
                             2009   4,053    17.19 to 15.67      58,966    2.05 to 0.45         0.61         25.78 to 23.78
                             2008   4,455    13.88 to 12.46      52,121    2.05 to 0.45         1.03       (34.13) to (35.18)
                             2007   5,338    21.42 to 18.91      95,874    2.05 to 0.45         0.90        (2.79) to (4.34)
                             2006   2,385    22.48 to 18.19      44,538    2.05 to 0.45         0.34         16.82 to 14.97
Small Cap Opportunities
   Series I                  2010   1,570    23.39 to 20.93      33,857    1.90 to 0.45         0.00         29.09 to 27.23
                             2009   1,686    18.12 to 16.45      28,464    1.90 to 0.45         0.00         33.26 to 31.34
                             2008   2,041    13.60 to 12.53      26,145    1.90 to 0.45         2.31       (42.39) to (43.23)
                             2007   2,602    23.61 to 22.06      58,486    1.90 to 0.45         1.89        (8.08) to (9.41)
                             2006   3,561    25.68 to 24.35      88,037    1.90 to 0.45         0.73          9.96 to 8.38
Small Cap Opportunities
   Series II                 2010   1,697    23.12 to 20.45      34,524    2.05 to 0.45         0.00         28.76 to 26.72
                             2009   1,672    17.95 to 16.14      26,864    2.05 to 0.45         0.00         33.00 to 30.89
                             2008   1,805    13.50 to 12.33      22,321    2.05 to 0.45         2.10       (42.51) to (43.43)
                             2007   2,158    23.48 to 21.79      47,273    2.05 to 0.45         1.53        (8.22) to (9.69)
                             2006   2,749    25.58 to 12.24      66,874    2.05 to 0.45         0.55         9.70 to (2.06)
Small Cap Value Series I     2010      27    15.61 to 15.28         416    1.55 to 0.80         0.40         25.10 to 24.16
                             2009      19    12.48 to 12.30         241    1.55 to 0.80         0.95         27.63 to 26.67
                             2008       1      9.78 to 9.71           8    1.55 to 0.80         4.41       (21.77) to (22.29)
Small Cap Value Series II    2010   2,769    19.28 to 17.61      49,174    2.05 to 0.45         0.15         25.36 to 23.38
                             2009   2,611    15.38 to 14.27      37,414    2.05 to 0.45         0.40         27.81 to 25.78
                             2008   3,964    12.03 to 11.35      45,279    2.05 to 0.45         1.00       (26.60) to (27.77)
                             2007   4,136    16.39 to 15.71      65,291    2.05 to 0.45         0.56        (3.57) to (5.11)
                             2006   4,012    17.00 to 13.58      66,826    2.05 to 0.45         0.00          18.50 to 8.65
Small Company Value Series I 2010   3,138    27.13 to 23.07      77,464    1.90 to 0.45         1.34         20.81 to 19.08
                             2009   3,877    22.46 to 19.37      80,022    1.90 to 0.45         0.37         27.11 to 25.28
                             2008   4,835    17.67 to 15.46      79,388    1.90 to 0.45         0.68       (27.38) to (28.43)
                             2007   6,599    24.33 to 21.61     150,842    1.90 to 0.45         0.15        (1.64) to (3.07)
                             2006   9,133    24.91 to 12.53     214,490    1.90 to 0.45         0.07          14.90 to 0.21
Small Company Value
   Series II                 2010   3,908    22.59 to 22.53      79,850    2.05 to 0.45         1.16         20.61 to 18.70
                             2009   4,564    18.98 to 18.73      78,532    2.05 to 0.45         0.23         26.90 to 24.89
                             2008   5,166    15.20 to 14.76      71,273    2.05 to 0.45         0.47       (27.54) to (28.70)
                             2007   6,481    21.32 to 20.37     125,798    2.05 to 0.45         0.00        (1.85) to (3.42)
                             2006   8,527    22.15 to 12.51     172,275    2.05 to 0.45         0.00          14.69 to 0.07
Smaller Company Growth
   Series I                  2010   2,378    16.36 to 16.10      38,476    1.90 to 0.45         0.00         24.48 to 22.69
                             2009   2,847    13.14 to 13.12      37,391    1.90 to 0.45         0.00          5.16 to 4.96
Smaller Company Growth
   Series II                 2010   1,433    16.33 to 16.03      23,083    2.05 to 0.45         0.00         24.29 to 22.32
                             2009   1,649    13.14 to 13.11      21,623    2.05 to 0.45         0.00          5.09 to 4.87
Strategic Bond Series I      2010       0    22.61 to 17.92           0    1.90 to 0.45         9.47         11.81 to 10.45
                             2009   3,627    20.22 to 16.22      73,892    1.90 to 0.45         8.12         22.86 to 21.09
                             2008   3,957    16.46 to 13.40      66,522    1.90 to 0.45         6.35       (16.46) to (17.66)
                             2007   5,699    19.70 to 16.27     115,931    1.90 to 0.45         9.20        (0.61) to (2.04)
                             2006   6,540    21.83 to 13.31     135,033    1.90 to 0.45         6.82          6.60 to 5.05
Strategic Bond Series II     2010       0    19.21 to 15.09           0    2.05 to 0.45         9.56         11.67 to 10.17
                             2009   4,336    17.20 to 13.70      67,515    2.05 to 0.45         8.09         22.57 to 20.63
                             2008   3,983    14.03 to 11.36      51,326    2.05 to 0.45         6.51       (16.67) to (18.00)
                             2007   5,439    16.84 to 13.85      85,480    2.05 to 0.45         8.82        (0.71) to (2.29)
                             2006   6,041    16.96 to 13.29      97,092    2.05 to 0.45         6.78          6.42 to 4.70

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Strategic Income
   Opportunities Series      2010   4,069  $19.69 to $17.88 $    74,818   1.90% to 0.45%        7.29%        1.76% to 1.53%
Strategic Income
   Opportunities Series I    2010   4,426    19.68 to 17.69      78,798    2.05 to 0.45        20.62         15.00 to 13.18
                             2009     768    17.11 to 15.63      12,305    2.05 to 0.45         6.37         25.87 to 23.87
                             2008     711    13.59 to 12.62       9,164    2.05 to 0.45         9.38        (9.18) to (10.62)
                             2007   1,038    14.97 to 14.11      14,897    2.05 to 0.45         1.82          5.06 to 3.38
                             2006   1,264    14.25 to 13.65      17,467    2.05 to 0.45         2.95          3.40 to 1.77
Total Bond Market Trust A
   Series I                  2010   3,043    12.63 to 12.46      40,747    2.10 to 0.45         3.56         1.01 to (0.32)
                             2009      64    13.63 to 12.35         869    2.05 to 1.20         2.31         2.10 to (1.19)
                             2008      67    13.49 to 13.35         906    2.05 to 1.40         2.29          4.05 to 3.37
                             2007      35    12.97 to 12.91         459    2.05 to 1.40         2.75          3.74 to 3.29
Total Bond Market Trust A -
   Series NAV                2010   6,262    13.64 to 13.47      85,282    1.55 to 0.80         4.17          4.99 to 4.20
                             2009   2,361    12.99 to 12.93      30,655    1.55 to 0.80         5.95          3.94 to 3.43
Total Return Series I        2010  11,096    24.66 to 18.81     234,959    1.90 to 0.45         2.38          7.16 to 5.62
                             2009  12,463    23.01 to 17.81     250,132    1.90 to 0.45         3.98         13.08 to 11.46
                             2008  13,162    20.35 to 15.98     237,527    1.90 to 0.45         4.71          2.30 to 0.83
                             2007  14,285    19.89 to 15.85     254,967    1.90 to 0.45         7.40          8.00 to 6.44
                             2006  17,147    18.42 to 12.93     286,638    1.90 to 0.45         3.54          3.58 to 1.65
Total Return Series II       2010  17,037    20.34 to 16.24     310,049    2.05 to 0.45         2.14          6.92 to 5.23
                             2009  17,776    19.02 to 15.43     306,156    2.05 to 0.45         3.94         12.85 to 11.06
                             2008  15,080    16.85 to 13.90     233,587    2.05 to 0.45         4.73          2.14 to 0.51
                             2007  13,300    16.50 to 13.83     204,912    2.05 to 0.45         7.15          7.79 to 6.07
                             2006  14,890    15.31 to 12.91     215,790    2.05 to 0.45         3.36          3.44 to 1.33
Total Stock Market Index
   Series I                  2010   1,105    13.92 to 13.25      13,295    1.90 to 0.45         1.30         16.67 to 14.99
                             2009   1,289    12.11 to 11.36      13,420    1.90 to 0.45         1.60         28.29 to 26.44
                             2008   1,405      9.57 to 8.85      11,555    1.90 to 0.45         1.46       (37.48) to (38.39)
                             2007   1,875    15.54 to 14.16      24,997    1.90 to 0.45         2.16          4.70 to 3.19
                             2006   2,366    15.22 to 12.49      30,453    1.90 to 0.45         1.00         14.78 to 13.13
Total Stock Market Index
   Series II                 2010   2,547    17.60 to 17.32      39,945    2.05 to 0.45         1.07         16.36 to 14.52
                             2009   3,056    15.37 to 14.88      41,686    2.05 to 0.45         1.40         27.95 to 25.92
                             2008   3,348    12.21 to 11.63      36,104    2.05 to 0.45         1.29       (37.57) to (38.57)
                             2007   4,118    19.87 to 18.63      71,822    2.05 to 0.45         1.16          4.51 to 2.84
                             2006   1,796    19.39 to 16.20      30,203    2.05 to 0.45         0.86         14.58 to 12.76

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Ultra Short Term Bond
   Series I                  2010      54  $12.47 to $12.44 $       677   1.55% to 0.80%        1.41%      (0.20)% to (0.47)%
Ultra Short Term Bond
   Series II                 2010   2,854    12.47 to 12.38      35,418    2.10 to 0.35         1.17        (0.23) to (0.95)
U.S. Government Securities
   Series I                  2010       0    19.88 to 14.64           0    1.90 to 0.45         0.96          2.21 to 1.72
                             2009    4,726   19.45 to 14.39      95,868    1.90 to 0.45         2.93          7.90 to 6.35
                             2008    5,539   18.02 to 13.53     105,228    1.90 to 0.45         3.70        (1.85) to (3.27)
                             2007    6,153   18.36 to 13.99     120,828    1.90 to 0.45         8.16          2.68 to 1.20
                             2006    7,000   23.58 to 12.99     136,847    1.90 to 0.45         5.14          4.09 to 2.43
U.S. Government Securities
   Series II                 2010       0    15.79 to 13.23           0    2.05 to 0.45         0.76          2.14 to 1.60
                             2009   6,154    15.46 to 13.02      86,991    2.05 to 0.45         2.89          7.74 to 6.03
                             2008   6,098    14.35 to 12.28      81,097    2.05 to 0.45         3.94        (2.08) to (3.64)
                             2007   5,108    14.66 to 12.75      70,264    2.05 to 0.45         7.87          2.46 to 0.83
                             2006   5,486    14.31 to 12.64      74,548    2.05 to 0.45         5.01          4.01 to 2.08
U.S. High Yield Series II    2010       0    18.08 to 16.56           0    2.05 to 0.45        41.02          9.37 to 7.90
                             2009     408    16.54 to 15.35       6,401    2.05 to 0.45        0.098         45.72 to 43.41
                             2008     189    11.35 to 10.70       2,055    2.05 to 0.45         6.50       (21.41) to (22.66)
                             2007     152    14.44 to 13.84       2,124    2.05 to 0.45        10.08          2.22 to 0.59
                             2006     183    14.12 to 13.75       2,539    2.05 to 0.45         3.30          8.97 to 7.25
Utilities Series I           2010   1,163    21.72 to 21.69      22,951    1.90 to 0.45         2.23         13.41 to 11.78
                             2009   1,410    19.40 to 19.15      24,792    1.90 to 0.45         4.66         33.17 to 31.25
                             2008   1,675    14.78 to 14.38      22,339    1.90 to 0.45         2.42       (38.92) to (39.81)
                             2007   2,640    24.56 to 23.54      58,247    1.90 to 0.45         1.91         26.83 to 24.99
                             2006   3,127    19.86 to 17.19      54,992    1.90 to 0.45         2.27         30.42 to 28.55
Utilities Series II          2010     908    32.99 to 30.27      26,637    2.05 to 0.45         2.11         13.11 to 11.32
                             2009   1,087    29.17 to 27.19      28,487    2.05 to 0.45         4.54         32.87 to 30.76
                             2008   1,290    21.95 to 20.79      25,714    2.05 to 0.45         2.18       (39.01) to (39.98)
                             2007   1,984    35.99 to 34.64      65,472    2.05 to 0.45         1.64         26.53 to 24.51
                             2006   2,219    28.45 to 24.79      58,597    2.05 to 0.45         2.10         30.18 to 28.12
Value Opportunities          2010     143    64.78 to 16.88       4,893    1.90 to 1.40         0.36         26.71 to 26.08
                             2009     167    51.13 to 13.39       4,610    1.90 to 1.40         0.49         26.46 to 25.83
                             2008     225    40.43 to 10.64       4,838    1.90 to 1.40         0.49       (41.03) to (41.33)
                             2007     299    68.56 to 18.13      11,280    1.90 to 1.40         0.12        (2.42) to (2.91)
                             2006     362    70.26 to 18.68      14,990    1.90 to 1.40         0.11         11.11 to 10.56
Value  Series I              2010   5,104    24.50 to 18.68     104,428    1.90 to 0.45         0.98         21.67 to 19.92
                             2009   5,781    20.14 to 15.58      99,043    1.90 to 0.45         1.36         40.55 to 38.52
                             2008   4,528    14.33 to 11.25      67,974    1.90 to 0.45         1.00       (41.14) to (41.99)
                             2007   5,824    24.34 to 19.39     154,363    1.90 to 0.45         1.33          7.73 to 6.17
                             2006   7,252    27.46 to 13.65     180,671    1.90 to 0.45         0.38          20.50 to 9.20
Value Series II              2010   1,628    24.20 to 21.88      31,318    2.05 to 0.45         0.77         21.41 to 19.49
                             2009   1,798    20.25 to 18.02      28,922    2.05 to 0.45         1.12         40.16 to 37.94
                             2008   2,060    14.68 to 12.86      24,021    2.05 to 0.45         0.79       (41.22) to (42.16)
                             2007   2,511    25.39 to 21.87      50,705    2.05 to 0.45         1.00          7.52 to 5.80
                             2006   2,811    24.08 to 13.63      54,277    2.05 to 0.45         0.20          20.26 to 9.04

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These ratios, which are not annualized, represent the distributions from net investment income received by the subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

8. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE       OLD NAME                                   NEW NAME
--------------       ----------------------------------------   -----------------------------------------------
October 1, 1997      NASL Variable Account                      The Manufacturers Life Insurance Company
                                                                of North America Separate Account A

October 1, 1997      North American Security Life Insurance     The Manufacturers Life Insurance Company
                     Company                                    of North America

November 1, 1997     NAWL Holding Co., Inc.                     Manulife-Wood Logan Holding Co., Inc.

September 24, 1999   Wood Logan Associates, Inc.                Manulife Wood Logan, Inc

January 1, 2005      The Manufacturers Life Insurance Company   John Hancock Life Insurance Company (U.S.A.)
                     (U.S.A.) Separate Account A                Separate Account A

January 1, 2005      The Manufacturers Life Insurance Company   John Hancock Life Insurance Company (U.S.A.)
                     (U.S.A.)

January 1, 2005      Manulife Financial Securities LLC          John Hancock Distributors LLC

January 1, 2005      Manufacturers Securities Services LLC      John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                    * * * * *

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements


          (1) Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]



          (2) Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A). [FILED HEREWITH]


     (b)  Exhibits

          (1) (i) Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement, file number 333-70728, filed January 2, 2002 (the "Pre-Effective Amendment")

          (2) Agreements for custody of securities and similar investments - NOT APPLICABLE.

          (3) (i) Underwriting Agreement dated August 10, 1995-- Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

               (ii) Distribution and Servicing Agreement dated February 17,
                    2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

              (iii) General Agent and Broker Dealer Selling Agreement,
                    incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

          (4)  (i)  (A)  Form of Specimen Flexible Purchase Payment Individual
                         Deferred Variable Annuity Contract, Non-Participating (v20/21) - Incorporated by reference to Exhibit
                         (b)(4)(i)(A) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed April 7, 1997.

                    (B) Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(B) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

                    (C) Form of Specimen Income Plus for Life - Joint Life Rider, incorporated by reference to Exhibit 24.
                         (b)4(i)(C) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

                    (D) Form of Specimen Principal Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(D) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

                    (E) Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to
                         Exhibit 24. (b)4(i)(E) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

                    (F) Form of Specimen Principal Returns Rider, incorporated by reference to Exhibit 24. (b)4(i)(F) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

                    (G) Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 24. (b)4(i)(G) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

               (ii) (B) Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating
                         (v7) - Incorporated by reference to Exhibit
                         (b)(4)(i)(B) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed April 7, 1997.

                         (1) Form of Specimen Death Benefit Endorsement to Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (v7) -- Previously filed as Exhibit (b)(4)(ii)(B)(1) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

                         (2)  Form of Specimen Endorsements to Contract (v7):
                              (i) Individual Retirement Annuity Endorsement;
                              (ii) Retirement Equity Act Endorsement; (iii) Tax-sheltered Annuity Endorsement; (iv) Qualified Plan Endorsement Section 401 Plans -- Previously filed as Exhibit (b)(4)(ii)(B)(2) to post-effective amendment no. 4 to Form N-4 (file no.33-76162) filed February 25, 1998.

                    (C) Form of Specimen Death Benefit Endorsement to Venture 3 Contract, Non-Participating -- Previously filed as Exhibit (b)(4)(ii)(C) to post-effective amendment no. 4 to Form N-4 (file no.33-76162) filed February 25, 1998.

                    (D) Form of Fixed Account Endorsement (v20/21) - Previously filed as Exhibit (b)(4)(ii)(E) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

                    (E)  Form of Roth Individual Retirement Annuity Endorsement
                         - Previously filed as Exhibit (b)(4)(ii)(F) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

              (iii) Form of Guaranteed Income Rider (v20/21) -- Previously
                    filed as Exhibit (b)(4)(iii) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

               (iv) Form of Specimen Income Plus for Life (Quarterly Step-up
                    Review) Rider (BR001NQ.08), incorporated by reference to
                    Exhibit 24.(b)(4)(iv) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

               (v) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08), incorporated by reference to
                    Exhibit 24.(b)(4)(v) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

               (vi) Form of Specimen Income Plus for Life (Quarterly Step-up
                    Review) Rider (BR002NQ.08), incorporated by reference to
                    Exhibit 24.(b)(4)(vi) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

              (vii) Form of Specimen Income Plus for Life (Quarterly Step-up
                    Review) Rider (BR002Q.08), incorporated by reference to
                    Exhibit 24.(b)(4)(vii) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

          (5) (i) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating -- Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed February 28, 2000.

               (ii) Form of Specimen Application for Flexible Purchase Payment
                    Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98) - Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

              (iii) Form of Specimen Flexible Payment Deferred Variable Annuity
                    Application for Venture (APPVEN0507), incorporated by reference to Exhibit 24.(b)(5)(iii) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

          (6) (i) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

               (ii) Certificate of Amendment to Certificate of Incorporation of
                    the Company, Name Change July 1984 -- Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

              (iii) Certificate of Amendment to Certificate of Incorporation of
                    the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, file no. 333-70728, filed May 1, 2007.

               (iv) By-laws of The Manufacturers Life Insurance Company (U.S.A.)
                    - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

               (v) Amendment to By-Laws reflecting the Company's name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit
                    (b)(6)(v) to Form N-4. File No. 333-70728, filed May 1,
                    2007.

               (vi) Amended and Restated By-Laws of John Hancock Life Insurance
                    Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24(b)(6)(vi) to Registration Statement, File No. 333-70728, filed November 5, 2010.

              (vii) Amended and Restated Articles of Redomestication and
                    Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24(b)(6)(vii) to Registration Statement, File No. 333-70728, filed November 5, 2010.

          (7) (i) Form of Variable Annuity Reinsurance Agreement Contract with Connecticut General Life Insurance Company, effective July 1, 1997--Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed February 26, 1998.

               (ii) Form of Automatic Reinsurance Agreement with Swiss Re Life &
                    Health America Inc., effective August 1, 1997 - Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.

              (iii) Amended and Restated Reinsurance Agreement between John
                    Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

               (iv) Form of Coinsurance Agreement with Peoples Security Life
                    Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997.

               (v) Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000. - Incorporated by reference to Exhibit (7) (v) to the Pre-Effective Amendment.

                    i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 29, 2002 (the "Post-Effective Amendment No. 1").

                    ii Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post Effective Amendment No. 1.

                    iii Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post Effective Amendment No. 1.

               (vi) Form of Automatic Reinsurance Agreement (Agreement 2000-21)
                    with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7)
                    (vi) to Post Effective Amendment No. 1.

              (vii) Form of Automatic Reinsurance Agreement (Agreement 2001-41)
                    with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post Effective Amendment No. 1.

             (viii) Automatic Reinsurance Agreement No. 2001-47 between John
                    Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(i) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

               (ix) Automatic Reinsurance Agreement No. 2001-48 between John
                    Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

               (i)  (A)  CSC Customer Agreement dated June 30, 2004,
                         incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

                    (B) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

               (ii) (A) Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to
                         Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

               (iii)(A) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

                    (B) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

                    (C) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

                    (D) Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

                    (E) Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit
                         (26)(H)(1) to Pre-Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.

                    (F) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008.

                    (G) Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24, File No. 333-70728, filed on April 28, 2008.

          (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to
               Exhibit 24(b)(9) to the Pre-Effective Amendment.


          (10) Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]


          (11) All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - NOT APPLICABLE.

          (13) Schedules of computation,-- Incorporated by reference to Exhibit
               (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

          (14) Financial Data Schedule - NOT APPLICABLE.


          (15) (i) Powers of Attorney for Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen - incorporated by reference to Exhibit 24(b)(15) to Post-Effective Amendment No. 23 to this Registration Statement, File No. 333-70730, filed on May 3, 2010.



               (ii) Power of Attorney for Steven Finch, incorporated by
                    reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70730, filed August 2, 2010.



               (iii) Power of Attorney for Paul M. Connolly. [FILED HEREWITH]



Item 25. Directors and Officers of the Depositor.


     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                             EFFECTIVE MARCH 1, 2011



NAME AND PRINCIPAL BUSINESS ADDRESS   POSITION WITH DEPOSITOR
-----------------------------------   -----------------------
James R. Boyle***                     Chairman and President
Jonathan Chiel*                       Executive Vice President and General Counsel
Thomas Borshoff*                      Director
Paul M. Connolly*                     Director
Steven Finch***                       Director and Executive Vice President
Ruth Ann Fleming*                     Director
James D. Gallagher*                   Director and Executive Vice President
Scott S. Hartz***                     Director, Executive Vice President, and
                                      Chief Investment Officer - U.S. Investments
Rex E. Schlaybaugh, Jr.*              Director
John G. Vrysen*                       Director and Senior Vice President
Marc Costantini*                      Executive Vice President
Paul Levitt**                         Executive Vice President and Treasurer
Katherine MacMillan**                 Executive Vice President
Stephen R. McArthur**                 Executive Vice President
Hugh McHaffie*                        Executive Vice President
Bob Diefenbacher+                     Senior Vice President
Peter Gordon***                       Senior Vice President
Allan Hackney*                        Senior Vice President and Chief Information Officer
Gregory Mack*                         Senior Vice President
Ronald J. McHugh*                     Senior Vice President
Lynne Patterson*                      Senior Vice President and Chief Financial Officer
Craig R. Raymond*                     Senior Vice President, Chief Actuary, and Chief Risk Officer
Diana L. Scott*                       Senior Vice President
Alan R. Seghezzi***                   Senior Vice President
Bruce R. Speca*                       Senior Vice President
Tony Teta***                          Senior Vice President
Brooks Tingle***                      Senior Vice President
Emanuel Alves*                        Vice President, Counsel, and Corporate Secretary
John C.S. Anderson***                 Vice President
Roy V. Anderson*                      Vice President
Arnold Bergman*                       Vice President
Stephen J. Blewitt***                 Vice President
Robert Boyda*                         Vice President
John E. Brabazon***                   Vice President and Chief Financial Officer, Investments
George H. Braun***                    Vice President
Thomas Bruns*                         Vice President
Tyler Carr*                           Vice President
Robert T. Cassato*                    Vice President

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                             EFFECTIVE MARCH 1, 2011



NAME AND PRINCIPAL BUSINESS ADDRESS   POSITION WITH DEPOSITOR
-----------------------------------   -----------------------
Kevin J. Cloherty*                    Vice President
Brian Collins+                        Vice President
Art Creel*                            Vice President
George Cushnie**                      Vice President
John J. Danello*                      Vice President
Willma Davis***                       Vice President
Anthony J. Della Piana***             Vice President
Brent Dennis***                       Vice President
Robert Donahue++                      Vice President
Edward Eng**                          Vice President
Carol Nicholson  Fulp*                Vice President
Paul Gallagher+++                     Vice President
Wayne A. Gates++                      Vice President
Ann Gencarella***                     Vice President
Richard Harris**                      Vice President and Appointed Actuary
John Hatch*                           Vice President
Kevin Hill***                         Vice President
E. Kendall Hines***                   Vice President
Eugene Xavier Hodge, Jr.***           Vice President
James C. Hoodlet***                   Vice President
Roy Kapoor**                          Vice President
Mitchell Karman***                    Vice President, Chief Compliance Officer, and Counsel
Frank Knox*                           Vice President, Chief Compliance Officer -
                                      Retail Funds/Separate Accounts
Jonathan Kutrubes*                    Vice President
Cynthia Lacasse***                    Vice President
Denise Lang***                        Vice President
Robert Leach*                         Vice President
David Longfritz*                      Vice President
Nathaniel I. Margolis***              Vice President
John Maynard+                         Vice President
Steven McCormick**                    Vice President
Janis K. McDonough***                 Vice President
Scott A. McFetridge***                Vice President
William McPadden***                   Vice President
Maureen Milet***                      Vice President and Chief Compliance Officer - Investments
Peter J. Mongeau+                     Vice President
Steven Moore**                        Vice President
Curtis Morrison***                    Vice President
Tom Mullen*                           Vice President
Scott Navin***                        Vice President
Nina Nicolosi*                        Vice President
Frank O'Neill*                        Vice President
Jacques Ouimet+                       Vice President
Gary M. Pelletier***                  Vice President
Steven Pinover*                       Vice President
Krishna Ramdial**                     Vice President, Treasury
S. Mark Ray***                        Vice President
Jill Rebman**                         Vice President
Mark Rizza*                           Vice President
Ian R. Roke*                          Vice President
Andrew Ross**                         Vice President
Thomas Samoluk*                       Vice President

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                             EFFECTIVE MARCH 1, 2011



NAME AND PRINCIPAL BUSINESS ADDRESS   POSITION WITH DEPOSITOR
-----------------------------------   -----------------------
Jonnie Smith****                      Vice President
Yiji S. Starr*                        Vice President
Gaurav Upadhya**                      Vice President
Simonetta Vendittelli++               Vice President
Peter de Vries**                      Vice President
Karen Walsh*                          Vice President
Linda A. Watters*                     Vice President
Joseph P. Welch+                      Vice President
Jeffrey Whitehead*                    Vice President and Controller
Henry Wong***                         Vice President
Randy Zipse***                        Vice President



*    Principal business office is 601 Congress Street, Boston, MA 02210



**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5



***  Principal business office is 197 Clarendon Street, Boston, MA 02117



+    Principal business office is 200 Berkeley Street, Boston, MA 02116



++   Principal business office is 380 Stuart Street, Boston, MA 02116



+++  Principal business office is 200 Clarendon Street, Boston, MA 02116

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.


On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2010, appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2010

                                                       __________________
                                                      |                  |
                                                      |Manulife Financial|
                                                      |    Corporation   |
                                                      |     (Canada)     |
                                                      |__________________|
                                                               |
                                                               |........................................................
                                                               |                                                       .
                                                       ________|_________                                         _____._______
                                                      |                  |                                       |             |
                                                      | The Manufacturers|                                       | John Hancock|
                                                      |  Life Insurance  |                                       | Reassurance |
                                                      |      Company     |                                       | Company Ltd.|
                                                      |     (Canada)     |                                       |  (Bermuda)  |
                                                      |__________________|                                       |_____________|
                                                               |
                                                               |
                                                               |_________________________________________________________________
                                                               |                                                                 |
 ______________________________________________________________|______________________                                           |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|    ___________   |   ____________   |     ______________   .  |   _______________   |   ____________                           |
|   |           |  |  |            |  |    |              |  .  |  |               |  |  |            |                          |
|   |    NAL    |  |  |   Manulife |  |    |   Manulife   |  .  |  |    Manulife   |  |__|    MLI     |                          |
|   | Resources |  |  |    Asset   |  |    |   Insurance  |  .  |  |    Holdings   |     | Resources  |                          |
|___|Management |  |__| Management |  |    |  (Thailand)  |  .  |__|    (Bermuda)  |     |    Inc.    |                          |
|   |  Limited  |  |  |   (North   |  |    |    Public    |...     |     Limited   |     | (Alberta)  |                          |
|   | (Canada)  |  |  |   America) |  |    |    Company   |94.7%|__|    (Bermuda)  |     |____________|                          |
|   |___________|  |  |   Limited  |  |    |    Limited   |     |  |_______________|           .                                 |
|                  |  |  (Canada)  |  |    |  (Thailand)  |     |                              .                                 |
|                  |  |____________|  |    |______________|     |                              ......................            |
|                  |                  |           |             |                              .                    .            |
|                  |                  |           |99.9999%     |                              .                    . 58.72%     |
|    __________    |   ____________   |     ______|_______      |   _______________       _____.______          ____.________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |        |             |   |
|   | Manulife |   |  | MFC Global |  |    |   Manulife   |     |  | Manufacturers |     |  Manulife  |        |   Manulife  |   |
|___|  Bank of |   |  |    Fund    |  |    |     Asset    |     |__|  P&C Limited  |     |    Life    |    ____|   Holdings  |   |
|   |  Canada  |   |__| Management |  |    |  Management  |     |  |  (Barbados)   |     |  Insurance |   |    |    Berhad*  |   |
|   | (Canada) |   |  |  (Europe)  |  |    |  (Thailand)  |     |  |_______________|     |   Company  |   |    |  (Malaysia) |   |
|   |__________|   |  | Limited(2) |  |    |    Company   |     |                        |   (Japan)  |   |    |_____________|   |
|                  |  |  (England) |  |    |    Limited   |     |                        |____________|   |                      |
|                  |  |____________|  |    |  (Thailand)  |     |                              |          |                      |
|                  |        |         |    |______________|     |                              |          |                      |
|                           |         |                         |                              |          |                      |
|    __________    |   _____|______   |     ______________      |   _______________       _____|______    |     _____________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |   |    |             |   |
|   | Manulife |   |  |   Manulife |  |    |   Manulife   |     |  | Manufacturers |     | MFC Global |   |    |   Manulife  |   |
|___|  Canada  |   |  |    Asset   |  |____|   (Vietnam)  |     |__|      Life     |     | Investment |   |____|   Insurance |   |
|   |   Ltd.   |   |__| Management |  |    |    Limited   |     |  |  Reinsurance  |     | Management |   |    |    Berhad   |   |
|   | (Canada) |   |  |  (Europe)  |  |    |   (Vietnam)  |     |  |    Limited    |     |   (Japan)  |   |    |  (Malaysia) |   |
|   |__________|   |  |   Limited  |  |    |______________|     |  |   (Barbados)  |     |  Limited(3)|   |    |_____________|   |
|                  |  |  (England) |  |           |             |  |_______________|     |   (Japan)  |   |                      |
|                  |  |___________ |  |           |             |                        |____________|   |     ______________   |
|                  |                  |           |             |                                         |    |              |  |
|                  |                  |           |             |                                         |    |Manulife Asset|  |
|    ___________   |   ____________   |     ______|_______      |   _______________                       |____|  Management  |  |
|   |           |  |  |            |  |    |              |     |  |               |                           |  (Malaysia)  |  |
|   |   First   |  |  |  Berkshire |  |    |   Manulife   |     |  |   Manulife    |                           |    Sdn Bhd   |  |
|   |   North   |  |  |  Insurance |  |    |     Asset    |     |  | International |                           |  (Malaysia)  |  |
|___| American  |  |__|  Services  |  |    |  Management  |     |__|   Holdings    |                           |______________|  |
|   | Insurance |  |  |    Inc.    |  |    |   (Vietnam)  |        |    Limited    |                                             |
|   |  Company  |  |  |  (Ontario) |  |    |    Company   |        |   (Bermuda)   |                                             |
|   | (Canada)  |  |  |____________|  |    |     Ltd.     |        |_______________|                                             |
|   |___________|  |        |         |    |   (Vietnam)  |               |                                                      |
|                  |        |         |    |______________|               |_____________________                                 |
|                  |        |         |                                   |                     |                                |
|    ___________   |   _____|______   |     _____________           ______|________       ______|______                          |
|   |           |  |  |            |  |    |              |        |               |     |             |                         |
|   |    FNA    |  |  |     JH     |  |    |   Manulife   |        |   Manulife    |     |   Manulife  |                         |
|___| Financial |  |  | Investments|  |____|  (Singapore) |        |(International)|     |     Asset   |                         |
|   |   Inc.    |  |  | (Delaware) |  |    |   Pte. Ltd.  |        |    Limited    |     |  Management |                         |
|   | (Canada)  |  |  |     LLC    |  |    |  (Singapore) |        |   (Bermuda)   |     |International|                         |
|   |___________|  |  | (Delaware) |  |    |______________|        |_______________|     |   Holdings  |                         |
|         |        |  |____________|  |                                   |              |    Limited  |                         |
|         |        |                  |                                   |              |  (Barbados) |                         |
|         |        |                  |                                   | 51%          |_____________|                         |
|         |        |                  |                                   |                    |                                 |
|    _____|_____   |   ____________   |     ______________          ______|________       _____|_______                          |
|   |           |  |  |            |  |    |              |        |               |     |             |                         |
|   |  Manulife |  |  |  Manulife  |  |    |   Manulife   |        |   Manulife-   |     |   Manulife  |                         |
|   |   Asset   |  |  | Securities |  |    |     Asset    |        |   Sinochem    |     |     Asset   |                         |
|   | Management|  |__| Investment |  |    |  Management  |        |     Life      |     |  Management |                         |
|   |  Limited  |  |  |  Services  |  |____|  (Singapore) |        | Insurance Co. |     |  (Hong Kong)|                         |
|   | (Ontario) |  |  |    Inc.    |  |    |     Pte.     |        | Ltd. (China)  |     |    Limited  |                         |
|   |___________|  |  |  (Canada)  |  |    |     Ltd.     |        |_______________|     |  (Hong Kong)|                         |
|                  |  |____________|  |    |  (Singapore) |                              |_____________|                         |
|                  |                  |    |______________|                                    |                                 |
|                  |                  |                                                        |                                 |
|    ___________   |   ____________   |     ______________                                _____|_______                          |
|   |           |  |  |            |  |    |              |                              |             |                         |
|   |    EIS    |  |  |  Manulife  |  |    |      The     |                              |  Manulife   |                         |
|   | Services  |  |__| Securities |  |    | Manufacturers|                              |    Asset    |                         |
|___| (Bermuda) |     |Incorporated|  |____|     Life     |                              | Management  |                         |
    |  Limited  |     |  (Ontario) |  |    | Insurance Co.|                              |(Taiwan) Co.,|                         |
    | (Bermuda) |     |____________|  |    |   (Phils.),  |                              |    Ltd.     |                         |
    |___________|                     |    |     Inc.     |                              |  (Taiwan)   |                         |
                                      |    | (Philippines)|                              |_____________|                         |
                                      |    |______________|                                                                      |
                                      |                                                                                          |
                                      |     _______________                                                                      |
                                      |    |               |                                                                     |
                                      |    |  PT Asuransi  |                                                                     |
                                      |____| Jiwa Manulife |                                                                     |
                                        95%|  Indonesia (1)|                                                                     |
                                           |  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                   .                                                                             |
                                                   .                                                                             |
                                            _______._______                                                                      |
                                           |               |                                                                     |
                                           |  PT Manulife  |                                                                     |
                                           |     Aset      |                                                                     |
                                           |   Manajemen   |                                                                     |
                                           |   Indonesia   |                                                                     |
                                           |  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                        _________________________________________________________________________________________|
                                       |
                                       |
                                _______|______
                               |              |
                               |   Manulife   |
                               |   Holdings   |
                               |   (Alberta)  |
                               |    Limited   |
                               |   (Alberta)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               | John Hancock |
                               |   Holdings   |
                               |  (Delaware)  |
                               |      LLC     |
                               |  (Delaware)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               |      The     |
                               | Manufacturers|
                               |  Investment  |
                               |  Corporation |
                               |  (Michigan)  |
                               |______________|
                                      |
                                      |____________________________________________________________________________
                                ______|_______                                           ____|______        _______|_________
                               |              |                                         |           |      |                 |
                               | John Hancock |                                         |  Manulife |      |  John Hancock   |
                               |     Life     |                                         |Reinsurance|      |Insurance Agency,|
                          _____|   Insurance  |_______________________                  |  Limited  |      |       Inc.      |
                         |     |    Company   |                       |                 | (Bermuda) |      |    (Delaware)   |
                         |     |   (U.S.A.)   |                       |                 |___________|      |_________________|
                         |     |  (Michigan)  |                       |                       |
                         |     |______________|                       |                       |
                         |                                            |                  _____|_____
                         |                                            |                 |           |
                         |      _______________               ________|_______          |  Manulife |
                         |     |               |             |                |         |Reinsurance|
                         |     | John Hancock  |             |  John Hancock  |         | (Bermuda) |
                         |     | Life & Health |       ______|Subsidiaries LLC|         |  Limited  |
                         |_____|   Insurance   |      |      |   (Delaware)   |         | (Bermuda) |
                         |     |    Company    |      |      |________________|         |___________|
                         |     |(Massachusetts)|      |
                         |     |_______________|      |
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |  John Hancock  |
                         |_____| Distributors |       |______|    Financial   |
                         |     |      LLC     |       |      |  Network, Inc. |
                         |     |  (Delaware)  |       |      | (Massachusetts)|
                         |     |______________|       |      |________________|
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      | Hancock Natural|
                         |     |     Life     |       |______| Resource Group,|
                         |_____|   Insurance  |       |      | Inc. (Delaware)|
                         |     |    Company   |       |      |________________|
                         |     |  of New York |       |
                         |     |  (New York)  |       |
                         |     |______________|       |
                         |            |               |
                         |            | 38%           |
                         |      ______|_______        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |   Declaration  |
                         |_____|  Investment  |       |______|  Management &  |
                           57% |  Management  |       |      |  Research LLC  |
                               | Services, LLC|       |      |   (Delaware)   |
                               |  (Delaware)  |       |      |________________|
                               |______________|       |
                                     /.\              |
                                      .               |       ________________
                                      .               |      |                |
                                      .               |      |  The Berkeley  |
                                      .               |______|    Financial   |
                                      .                      |    Group, LLC  |
                                      .......................|   (Delaware)   |
                                               5%            |________________|
                                                                     .
                                                                     .
                                                              _______.________
                                                             |                |
                                                             |  John Hancock  |
                                                             |  Advisers, LLC |
                                                             |   (Delaware)   |
                                                             |________________|
                                                                     .
                                                                     .
                                                              _______.________
                                                             |                |
                                                             |  John Hancock  |
                                                             |    Funds, LLC  |
                                                             |   (Delaware)   |
                                                             |________________|

........ Indirect Control
_______ Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

(2) MFC Global Fund Management (Europe) Limited changed its name to Manulife Asset Management (Europe) Holdings Limited effective January 6, 2011.

(3) MFC Global Investment Management (Japan) Limited changed its name to Manulife Asset Management (Japan) Limited effective January 11, 2011.

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.


As of March 31, 2011, there were 9,799 qualified contracts and 8,487 non-qualified contracts for Venture Variable Annuity, and 3,043 qualified contracts and 2,182 non-qualified contracts for Wealthmark Variable Annuity of the series offered.


Item 28. Indemnification.


     Article XIV of the Restated Articles of Redomestication of the Company provides as follows:


     No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

          i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

          ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

          iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

          iv) a transaction from which the director derived an improper personal benefit; or

          v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.


     If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.


     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                          CAPACITY IN WHICH ACTING
--------------------------                                          ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M     Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A  Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B  Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X     Principal Underwriter
John Hancock Variable Life Account UV                               Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T     Principal Underwriter

John Hancock Variable Life Account S                                Principal Underwriter
John Hancock Variable Life Account U                                Principal Underwriter
John Hancock Variable Life Account V                                Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon St, Boston, MA 02116

     (c)  None.

Item 30. Location of Accounts and Records.

     All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

     None.

Item 32.  Undertakings.

     (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

          John Hancock Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

          Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

     (c)  Undertakings Pursuant to Item 32 of Form N-4

          (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

          (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 2nd day of May, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)


By: /s/ James R. Boyle
    ---------------------------------
    James R. Boyle
    Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ James R. Boyle
    ---------------------------------
    James R. Boyle
    Chairman and President

                                   SIGNATURES

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 2nd day of May, 2011.

Signature                               Title
---------                               -----------------------------------------------


/s/ James R. Boyle                      Chairman and President
-------------------------------------   (Principal Executive Officer)
James R. Boyle


/s/ Lynne Patterson                     Senior Vice President and Chief Financial Officer
-------------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery J. Whitehead                Vice President and Controller
-------------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


                  *                     Director
-------------------------------------
Thomas Borshoff


                  *                     Director
-------------------------------------
Paul M. Connolly


                  *                     Director
-------------------------------------
Steven Finch


                  *                     Director
-------------------------------------
Ruth Ann Fleming


                  *                     Director
-------------------------------------
James D. Gallagher


                  *                     Director
-------------------------------------
Scott S. Hartz


                  *                     Director
-------------------------------------
Rex Schlaybaugh, Jr.


                  *                     Director
-------------------------------------
John G. Vrysen


*/s/ Thomas J. Loftus                   Senior Counsel - Annuities
-------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                  EXHIBIT INDEX



   ITEM NO.                             DESCRIPTION
--------------   --------------------------------------------------------
24(b)(10)        Consent of Independent Registered Public Accounting Firm
24(b)(15)(iii)   Power of Attorney for Paul M. Connolly